UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08764

PACE® Select Advisors Trust
(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York			10019-6028
(Address of principal executive offices)			(Zip code)

Mark F. Kemper, Esq. UBS Global Asset Management 1285 Avenue of the Americas New York, NY 10019-6028
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq. Dechert LLP 1900 K Street, N.W. Washington, DC 20006

Registrant’s telephone number, including area code:		212-821 3000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2013

Item 1.  Reports to Stockholders.

PACE Select

Annual Report

PACE® Select Advisors Trust

Annual Report

July 31, 2013

PACE® Select Advisors Trust

Table of contents
Introduction	2
Portfolio Advisor's and Sub-Advisors' commentaries and Portfolios of investments
PACE® Money Market Investments	5
PACE® Government Securities Fixed Income Investments	11
PACE® Intermediate Fixed Income Investments	25
PACE® Strategic Fixed Income Investments	40
PACE® Municipal Fixed Income Investments	60
PACE® International Fixed Income Investments	72
PACE® High Yield Investments	85
PACE® Large Co Value Equity Investments	100
PACE® Large Co Growth Equity Investments	111
PACE® Small/Medium Co Value Equity Investments	122
PACE® Small/Medium Co Growth Equity Investments	134
PACE® International Equity Investments	145
PACE® International Emerging Markets Equity Investments	160
PACE® Global Real Estate Securities Investments	174
PACE® Alternative Strategies Investments	185
Understanding your Portfolio's expenses	220
Statement of assets and liabilities	226
Statement of operations	234
Statement of changes in net assets	238
Financial highlights	244
Notes to financial statements	274
Report of independent registered public accounting firm	315
Tax information	316
General information	317
Board approvals of sub-advisory agreements	318
Supplemental information, trustees and officers	340

PACE Select Advisors Trust offers multiple share classes representing interests in 15 separate Portfolios. (PACE Money Market Investments offers only one share class.) Different classes of shares and/or Portfolios are offered by separate prospectuses.

For more information on a portfolio or class of shares, contact your financial advisor. He or she can send you a current prospectus relating to a portfolio or class of shares. Investors should carefully read and consider a mutual fund's investment objectives, risks, charges, and expenses before investing. The prospectus contains this and other information about a mutual fund. For a current prospectus, contact UBS Global Asset Management (Americas) Inc. at 888-793 8637, or visit us on the Web at www.ubs.com/globalam-us.

Derivatives vary in complexity, involve risks which are different from, and may be greater than, the risks associated with investing in securities or other instruments. Please see the funds' prospectuses for more complete discussion of the risks associated with investing in derivatives.

PACE Select Advisors Trust

Introduction

September 16, 2013

Dear PACE Shareholder,

We are pleased to provide you with the annual report for the PACE portfolios (the "Portfolios"), comprising the PACE Select Advisors Trust. This report includes summaries of the performance of each Portfolio, as well as commentaries from the investment advisor and Sub-advisors regarding the events that affected Portfolio performance during the 12 months ended July 31, 2013. Please note that the opinions of the Sub-advisors do not necessarily represent those of UBS Global Asset Management (Americas) Inc.

Global growth is mixed

While the overall US economy continued to grow during the reporting period, the pace of the expansion was far from robust. The Commerce Department reported that gross domestic product ("GDP") growth was 2.8% during the third quarter of 2012 and decelerated to 0.1% in the fourth quarter. However, the economy then regained some traction, as GDP grew 1.1% during the first three months of 2013. The Commerce Department's second estimate for second quarter 2013 GDP growth was 2.5%.1

The Federal Reserve Board (the "Fed") took a number of actions during the reporting period, as it looked to meet its dual mandate of price stability and maximum employment. Throughout the reporting period, the Fed kept the federal funds rate at an extremely low level between 0% and 0.25%. Looking back, at its December 2012 meeting, the Fed said it would continue buying $40 billion a month of agency mortgage-backed securities ("MBS") and purchase $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold "...as long as the unemployment rate remains above 6.5%," provided inflation remains well-contained. The Fed has not materially changed its official policy stance thus far in 2013. However, in his press conference following the Fed's meeting in June, Fed Chairman Bernanke said "...the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear." This triggered increased volatility throughout the global financial markets.

Economic growth outside the US often decelerated or remained in recession during the reporting period. In its July 2013 World Economic Outlook Update, the International Monetary Fund (the "IMF") projected that global growth would be 3.1% in 2013, lower than its previous forecast of a 3.3% expansion. From a regional perspective, the IMF anticipated 2013 growth in the eurozone would contract 0.6%. While growth in emerging market countries is expected to remain higher than in their developed country counterparts, the IMF also trimmed its forecast for most emerging market countries.

1  Based on the Commerce Department's most recent estimate announced on August 29, 2013, after the Portfolios' reporting period had ended.

PACE Select Advisors Trust

Developed equity markets post strong results

Despite periods of heightened volatility and a late setback, developed market equities produced very strong results during the reporting period. In the US, continued positive economic growth, overall solid corporate profits and largely robust demand supported the market. While equities initially sold off after the Fed's comments about tapering its asset purchase program, it quickly regained its footing. All told, the US stock market, as measured by the S&P 500 Index,2 gained 25.0% for the 12 months ended July 31, 2013. International equity markets were also impacted by the Fed's policy shift, as well as the ongoing European sovereign debt crisis and geopolitical issues. While international developed equities fell sharply in May and June, they returned 23.48% during the 12-month period, as measured by the MSCI EAFE Index (net).3 Emerging market equities, as measured by the MSCI Emerging Markets Index (net),4 returned a modest 1.95% during the same time period. This relatively weak performance was due to a variety of factors, including fears of a "hard landing" for China's economy, falling commodity prices and rising US interest rates.

Rising rates negatively impact the fixed income market

US Treasury yields moved higher during the reporting period and negatively impacted the overall bond market (yields and bond prices move in the opposite direction). Increasing investor concerns about the commitment of the Fed to its quantitative easing program caused yields to move sharply higher during the last three month of the reporting period. Against this backdrop, a number of US taxable spread sectors (non-US Treasury fixed income securities) produced either negative returns or only modest gains during the reporting period. The overall US bond market, as measured by the Barclays US Aggregate Index,5 declined 1.91% over the 12 months ended July 31, 2013. Looking more closely at lower-rated fixed income securities, high yield bonds generated strong results given largely robust demand from investors looking for incremental yield in the low interest rate environment. All told, the BofA Merrill Lynch US High Yield Cash Pay Constrained Index6 rose 9.38% during the reporting period. In

2  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The MSCI EAFE Index (net) is an index of stocks from different countries designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US-dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed non-convertible, coupon-bearing US dollar denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

PACE Select Advisors Trust

contrast, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),7 returned declined 1.73%.

Sincerely,

Mark E. Carver
President, PACE Select Advisors Trust
Managing Director, UBS Global Asset Management (Americas) Inc.

This report is intended to assist investors in understanding how the Portfolios performed during the 12-month period ended July 31, 2013. The views expressed in the Advisor's and Sub-Advisors' comments sections are as of the end of the reporting period, reflect performance results gross of fees and expenses, and are those of the investment advisor (with respect to PACE Money Market Investments only) and Sub-advisors. Sub-advisors' comments on Portfolios that have more than one Sub-advisor are reflective of their portion of the Portfolio only. The views and opinions in this report were current as of September 16, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the investment advisor and Sub-advisors reserve the right to change their views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Portfolio's future investment intent.

7  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

PACE Select Advisors Trust

PACE Money Market Investments

Performance

For the 12 months ended July 31, 2013, the Portfolio returned 0.01% before the deduction of the maximum PACE program fee. (The Portfolio declined 1.97% after the deduction of the maximum PACE program fee for the same 12-month period.) Please remember that the PACE program fee is assessed outside the Portfolio at the PACE program account level. The program fee does not impact the determination of the Portfolio's net asset value per share. For comparison purposes, the median return of the Lipper Money Market Funds category was 0.01%. (Returns over various time periods are shown in the "Performance at a glance" table on page 6. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.) For a detailed commentary on the market environment in general during the period, please refer to page 2.

Advisor's comments

The Portfolio's yield remained low during the reporting period, reflecting the Federal Reserve Board's (the "Fed") decision to maintain the federal funds rate at an extremely low level between 0% and 0.25%, which continued to depress yields on a wide range of short-term investments. (The federal funds rate, or "fed funds" rate is the rate that banks charge one another for funds they borrow on an overnight basis) As a result, the yields of the securities in which the Portfolio invests remained extremely low. In turn, this kept the Portfolio's yield low.

We tactically adjusted the Portfolio's weighted average maturity (WAM)—which is the average duration of the securities in the Portfolio—throughout the 12-month review period. When the reporting period began, the Portfolio had a WAM of 31 days. While there were concerns regarding the ongoing challenges in Europe, they were overshadowed by the Fed's third round of quantitative easing ("QE3"). Thus, in anticipation of further downward pressure on short-term interest rates with QE3, we significantly increased the Portfolio's WAM in September 2012, and ended the first six months of the reporting period with a WAM of 50 days. During the second half of the period, we pared the Portfolio's WAM and ended the fiscal year at 29 days.

At the issuer level, we maintained a high level of diversification, investing in smaller positions with the goal of reducing risk and keeping the Portfolio highly liquid. To that end, we typically purchased up to 3% in single nongovernment issuers throughout the reporting period. (The Portfolio is generally able to hold up to 5% in any one issuer, subject to certain exceptions.)

Several adjustments were made to the Portfolio's sector positioning during the 12-month period. We increased the Portfolio's exposure to certificates of deposit. Conversely, we reduced our allocations to repurchase agreements and short-term corporate obligations and, to lesser extents, commercial paper and US government and agency obligations. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

PACE Select Advisors Trust – PACE Money Market Investments

Investment Advisor:

UBS Global Asset Management (Americas) Inc.

Portfolio Manager:

Robert Sabatino

Objective:

Current income consistent with preservation of capital and liquidity

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental and private issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

PACE Select Advisors Trust

PACE Money Market Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/13	1 year	5 years	10 years
PACE Money Market Investments before deducting maximum PACE program fee[1]	0.01%	0.17%	1.52%
PACE Money Market Investments after deducting maximum PACE program fee[1]	(1.97)%	(1.82)%	(0.50)%
Lipper Money Market Funds median	0.01%	0.18%	1.47%

For PACE Money Market Investments, average annual total returns for periods ended June 30, 2013, after deduction of the maximum PACE program fee, were as follows: 1-year period, (1.97)%; 5-year period, (1.78)%; 10-year period, (0.49)%.

For PACE Money Market Investments, the 7-day current yield for the period ended July 31, 2013 was 0.01% (without maximum PACE program fee and after fee waivers and/or expense reimbursements; the yield was 0.01% before fee waivers and/or expense reimbursements). With the maximum PACE program fee, the 7-day current yield was (1.99)% after fee waivers and/or expense reimbursements; the yield was (1.99%) before fee waivers and/or expense reimbursements. The Portfolio's yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Yields will fluctuate and reflect fee waivers and/or expense reimbursements.

1  The maximum annual PACE program fee is 2% of the value of PACE assets. Prior to June 14, 2010, the maximum annual PACE program fee was 1.5% of the value of PACE assets; however, the current maximum annual PACE program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns shown above.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. The return of an investment will fluctuate. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the payable dates. Current performance may be higher or lower than the performance data quoted.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

An investment in PACE Money Market Investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Not FDIC Insured. May lose value. No bank guarantee.

PACE Select Advisors Trust

PACE Money Market Investments

Portfolio statistics (unaudited)

Characteristics	07/31/13
Net assets (mm)	$309.8
Number of holdings	82
Weighted average maturity	29 days
Portfolio composition[1]	07/31/13
Commercial paper	56.0%
Repurchase agreements	16.4
Certificates of deposit	14.8
US government and agency obligations	12.8
Other assets less liabilities	(0.0)[2]
Total	100.0%
Top 10 holdings[1]	07/31/13
Repurchase agreement with Deutsche Bank Securities, Inc., 0.090% due 08/01/13	9.8%
Repurchase agreement with Barclays Capital, Inc., 0.070% due 08/01/13	6.5
BNP Paribas Finance, Inc., 0.250% due 10/09/13	2.6
Sumitomo Mitsui Banking Corp., 0.170% due 08/08/13	2.3
US Treasury Notes, 0.750% due 12/15/13	1.9
US Treasury Notes, 0.500% due 11/15/13	1.9
Norinchukin Bank, 0.160% due 08/08/13	1.9
Federal Home Loan Mortgage Corp., 0.070% due 08/26/13	1.9
Federal National Mortgage Association, 0.150% due 09/03/13	1.9
Erste Finance LLC, 0.200% due 08/01/13	1.6
Total	32.3%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2013. The Portfolio is actively managed and its composition will vary over time.

2  Amount is less than (0.05)%.

PACE Select Advisors Trust

PACE Money Market Investments

Portfolio of investments—July 31, 2013

	Face amount	Value
US government and agency obligations—12.76%
Federal Home Loan Bank 0.050%, due 08/15/13[1]	$4,000,000	$3,999,922
0.125%, due 03/27/14	1,500,000	1,499,540
Federal Home Loan Mortgage Corp. 0.070%, due 08/26/13*[1]	6,000,000	5,999,709
Federal National Mortgage Association 0.150%, due 09/03/13*[1]	6,000,000	5,999,175
US Treasury Bill 0.106%, due 08/01/13[1]	3,000,000	3,000,000
US Treasury Notes 3.125%, due 08/31/13	3,000,000	3,007,184
0.125%, due 09/30/13	3,000,000	2,999,625
0.500%, due 11/15/13	6,000,000	6,005,422
0.750%, due 12/15/13	6,000,000	6,012,543
1.000%, due 01/15/14	1,000,000	1,003,739
Total US government and agency obligations (cost—$39,526,859)		39,526,859
Certificates of deposit—14.85%
Banking-non-US—12.59%
Bank of Montreal 0.180%, due 09/04/13	3,000,000	3,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd. 0.200%, due 10/07/13	3,000,000	3,000,000
Credit Agricole Corporate & Investment Bank 0.170%, due 08/13/13	5,000,000	5,000,000
Credit Industriel et Commercial 0.160%, due 08/23/13	2,000,000	2,000,000
0.240%, due 09/05/13	3,000,000	3,000,000
Mizuho Corporate Bank Ltd. 0.160%, due 08/08/13	4,000,000	4,000,000
Norinchukin Bank 0.160%, due 08/08/13	6,000,000	6,000,000
0.160%, due 08/16/13	3,000,000	3,000,000
Sumitomo Mitsui Banking Corp. 0.170%, due 08/08/13	7,000,000	7,000,000
0.170%, due 08/09/13	3,000,000	2,999,993
		38,999,993
Banking-US—2.26%
Bank of America N.A. 0.190%, due 08/06/13	2,000,000	2,000,000
Branch Banking & Trust Co. 0.190%, due 08/15/13	5,000,000	5,000,000
		7,000,000
Total certificates of deposit (cost—$45,999,993)		45,999,993
Commercial paper[1]—56.04%
Asset backed-miscellaneous—21.32%
Barton Capital LLC 0.180%, due 08/02/13	3,065,000	3,064,985
	Face amount	Value
Commercial paper[1]—(continued)
Asset backed-miscellaneous—(concluded)
Cancara Asset Securitisation LLC 0.170%, due 08/14/13	$2,000,000	$1,999,877
0.190%, due 08/16/13	1,000,000	999,921
0.150%, due 08/21/13	5,000,000	4,999,583
0.190%, due 09/20/13	1,000,000	999,736
Ciesco LLC 0.220%, due 09/20/13	2,000,000	2,000,000
Gotham Funding Corp. 0.150%, due 08/16/13	5,000,000	4,999,688
0.180%, due 08/20/13	1,000,000	999,905
Jupiter Securitization Co. LLC 0.260%, due 09/10/13	3,000,000	2,999,133
Liberty Street Funding LLC 0.080%, due 08/01/13	5,000,000	5,000,000
0.180%, due 09/09/13	4,000,000	3,999,220
LMA Americas LLC 0.180%, due 08/12/13	2,500,000	2,499,863
0.170%, due 08/21/13	2,000,000	1,999,811
Market Street Funding LLC 0.130%, due 08/23/13	3,500,000	3,499,722
0.160%, due 09/10/13	3,000,000	2,999,467
Nieuw Amsterdam Receivables Corp. 0.150%, due 08/13/13	5,000,000	4,999,750
Regency Markets No. 1 LLC 0.150%, due 08/19/13	3,000,000	2,999,775
0.150%, due 08/20/13	5,000,000	4,999,604
Sheffield Receivables Corp. 0.200%, due 09/05/13	2,000,000	1,999,611
Victory Receivables Corp. 0.150%, due 08/08/13	5,000,000	4,999,854
0.170%, due 09/10/13	3,000,000	2,999,433
		66,058,938
Banking-non-US—6.00%
Lloyds TSB Bank PLC 0.100%, due 08/05/13	3,000,000	2,999,967
0.100%, due 08/07/13	5,000,000	4,999,917
Mizuho Funding LLC 0.220%, due 10/01/13	5,000,000	4,998,136
Nordea Bank AB 0.220%, due 11/15/13	1,000,000	999,352
Oversea-Chinese Banking Corp., Ltd. 0.150%, due 08/15/13	3,615,000	3,614,789
Westpac Securities NZ Ltd. 0.353%, due 01/02/14[2,3]	1,000,000	1,000,000
		18,612,161
Banking-US—18.07%
Bedford Row Funding Corp. 0.420%, due 12/16/13	1,500,000	1,497,603
BNP Paribas Finance, Inc. 0.250%, due 10/09/13	8,000,000	7,996,167
Erste Finance LLC 0.200%, due 08/01/13	5,000,000	5,000,000

PACE Select Advisors Trust

PACE Money Market Investments

Portfolio of investments—July 31, 2013

	Face amount	Value
Commercial paper[1]—(continued)
Banking-US—(concluded)
ING (US) Funding LLC 0.210%, due 10/22/13	$1,500,000	$1,499,283
National Australia Funding Delaware, Inc. 0.225%, due 12/09/13	5,000,000	4,995,937
Natixis US Finance Co. LLC 0.110%, due 08/06/13	1,000,000	999,985
0.170%, due 08/06/13	3,000,000	2,999,929
Northern Pines Funding LLC 0.160%, due 08/19/13	2,500,000	2,499,800
0.210%, due 09/27/13	5,000,000	4,998,337
0.240%, due 10/01/13	2,500,000	2,498,983
Rabobank USA Finance Corp. 0.245%, due 08/12/13	2,000,000	1,999,850
Societe Generale N.A., Inc. 0.070%, due 08/01/13	3,000,000	3,000,000
0.200%, due 08/01/13	5,000,000	5,000,000
State Street Corp. 0.170%, due 09/03/13	3,000,000	2,999,532
Toronto-Dominion Holdings USA, Inc. 0.130%, due 08/26/13	5,000,000	4,999,549
0.170%, due 10/15/13	1,000,000	999,646
Wells Fargo 0.180%, due 08/15/13	2,000,000	1,999,860
		55,984,461
Brokerage—1.29%
Prudential Funding LLC 0.140%, due 08/22/13	4,000,000	3,999,673
Energy-integrated—2.90%
CNPC Finance HK Ltd. 0.250%, due 08/01/13	2,000,000	2,000,000
0.270%, due 08/05/13	2,000,000	1,999,940
0.250%, due 08/16/13	5,000,000	4,999,479
		8,999,419
Finance-captive automotive—2.26%
Toyota Motor Credit Corp. 0.240%, due 08/30/13	3,000,000	2,999,420
0.170%, due 10/10/13	2,000,000	1,999,339
0.231%, due 02/18/14[2]	2,000,000	2,000,000
		6,998,759
Finance-non-captive diversified—0.65%
General Electric Capital Corp. 0.240%, due 10/02/13	1,000,000	999,587
0.200%, due 12/19/13	1,000,000	999,222
		1,998,809
Insurance-life—2.90%
MetLife Short Term Funding LLC 0.120%, due 08/19/13	4,000,000	3,999,760
0.120%, due 08/20/13	3,000,000	2,999,810
0.130%, due 09/26/13	2,000,000	1,999,596
		8,999,166
	Face amount	Value
Commercial paper[1]—(concluded)
Pharmaceuticals—0.65%
Roche Holdings, Inc. 0.060%, due 08/20/13	$2,000,000	$1,999,937
Total commercial paper (cost—$173,651,323)		173,651,323
Repurchase agreements—16.36%
Repurchase agreement dated 07/31/13 with Barclays Capital, Inc., 0.070% due 08/01/13, collateralized by $20,425,600 US Treasury Notes, 0.250% due 07/31/15; (value—$20,400,068); proceeds: $20,000,039	20,000,000	20,000,000
Repurchase agreement dated 07/31/13 with Deutsche Bank Securities, Inc., 0.090% due 08/01/13, collateralized by $18,963,000 Federal Home Loan Mortgage Corp. obligations, 0.850% due 07/29/16 and $10,317,000 Federal National Mortgage Association obligations, 5.355% due 11/24/17; (value—$31,110,163); proceeds: $30,500,076	30,500,000	30,500,000
Repurchase agreement dated 07/31/13 with State Street Bank and Trust Co., 0.010% due 08/01/13, collateralized by $211,772 Federal Home Loan Mortgage Corp. obligations, 2.100% due 10/17/22; (value—$196,211); proceeds: $192,000	192,000	192,000
Total repurchase agreements (cost—$50,692,000)		50,692,000
Total investments (cost—$309,870,175 which approximates cost for federal income tax purposes)—100.01%		309,870,175
Liabilities in excess of other assets—(0.01)%		(28,231)
Net assets (applicable to 309,843,709 shares of beneficial interest outstanding equivalent to $1.00 per share)—100.00%		$309,841,944

PACE Select Advisors Trust

PACE Money Market Investments

Portfolio of investments—July 31, 2013

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 218.

Affiliated issuer activity

The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2013. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/12	Purchases during the year ended 07/31/13	Sales during the year ended 07/31/13	Value at 07/31/13	Net income earned from affiliate for the year ended 07/31/13
UBS Private Money Market Fund LLC	$—	$15,300,000	$15,300,000	$—	$36

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2013 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and agency obligations	$—	$39,526,859	$—	$39,526,859
Certificates of deposit	—	45,999,993	—	45,999,993
Commercial paper	—	173,651,323	—	173,651,323
Repurchase agreements	—	50,692,000	—	50,692,000
Total	$—	$309,870,175	$—	$309,870,175

At July 31, 2013, there were no transfers between Level 1 and Level 2.

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	76.6%
Japan	12.2
France	3.2
China	2.9
United Kingdom	2.6
Singapore	1.2
Canada	1.0
Australia	0.3
Total	100.0%

Portfolio footnotes

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  Rates shown are the discount rates at date of purchase.

2  Variable or floating rate security. The interest rate shown is the current rate as of July 31, 2013 and changes periodically. The maturity date reflects earlier of reset date or stated maturity date.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security, which represents 0.32% of net assets as of July 31, 2013, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Performance

For the 12 months ended July 31, 2013, the Portfolio's Class P shares declined 1.97% before the deduction of the maximum PACE Select program fee. (Class P shares declined 3.91% after the deduction of the maximum PACE Select program fee for the same 12-month period.) In comparison, the Barclays US Mortgage-Backed Securities Index (the "benchmark") declined 1.98%, and the Lipper US Mortgage Funds category posted a median declined of 1.62%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 14. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments1

The Portfolio slightly outperformed its benchmark during the reporting period. An overall duration position that was slightly shorter than that of the benchmark for most of the 12-month period contributed to returns, as US interest rates increased. (Duration measures a portfolio's sensitivity to interest rate changes.) However, a modest emphasis on the intermediate portion of the yield curve detracted from performance, as rates on longer maturities rose less than rates on intermediate maturities.

Tactical positioning within agency mortgage-backed securities ("MBS") benefited performance. An overall underweight to lower coupon conventional (Fannie Mae and Freddie Mac) agency MBS contributed to performance, as these coupons underperformed the broader agency MBS market. Positioning within Ginnie Mae agency MBS contributed to relative performance, with an underweight to lower-coupon securities that underperformed the broader agency MBS market and an overweight to higher coupons that outperformed the broader market.

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Government Securities Fixed Income Investments

Investment Sub-Advisor:

Pacific Investment Management Company LLC ("PIMCO")

Portfolio Manager:

Daniel Hyman and Michael Cudzil

Objective:

Current income

Investment process:

The Portfolio invests primarily in government fixed income securities which include US bonds, including those backed by mortgages, and related repurchase agreements. Mortgage-backed securities include "to be announced" or "TBA" securities which usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date; issued or guaranteed by US government agencies and instrumentalities. The Portfolio also invests, to a lesser extent, in investment grade bonds of private issuers, including those backed by mortgages or other assets. The Portfolio may invest in bonds of varying maturities, but normally limits its duration to within two years (plus or minus) of the effective duration of the Portfolio's benchmark index. (Duration is a measure of a portfolio's sensitivity to interest rate changes.) The Portfolio may engage in short selling with respect to securities issued by the US Treasury and certain TBA securities coupon trades. PIMCO establishes duration targets based on its expectations for changes in interest rates, and then positions the Portfolio to take advantage of yield curve shifts. PIMCO decides to buy and sell specific bonds based on an analysis of their values relative to other similar securities.

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Sub-Advisor's comments – concluded

Exposure to senior non-agency MBS contributed to performance, as these securities continued to be aided by both limited supply and signs of improvement in the housing market. A modest allocation to commercial mortgage-backed securities ("CMBS") also added to returns, as the sector benefited from continued demand for higher-yielding assets.

No derivatives were used during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Government Securities Fixed Income Investments Class P shares versus the Barclays US Mortgage-Backed Securities Index over the 10 years ended July 31, 2013. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Government Securities Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/13	1 year	5 years	10 years
Before deducting maximum sales charge or PACE Select program fee
Class A1	(2.29)%	4.87%	4.47%
Class C2	(2.78)%	4.32%	3.93%
Class Y3	(2.05)%	5.12%	4.76%
Class P4	(1.97)%	5.13%	4.72%
After deducting maximum sales charge or PACE Select program fee
Class A1	(6.65)%	3.90%	3.99%
Class C2	(3.48)%	4.32%	3.93%
Class P4	(3.91)%	3.05%	2.64%
Barclays US Mortgage-Backed Securities Index[5]	(1.98)%	4.85%	4.89%
Lipper US Mortgage Funds median	(1.62)%	5.05%	4.18%

Average annual total returns for periods ended June 30, 2013, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, (5.66)%; 5-year period, 3.87%; 10-year period, 3.81%; Class C—1-year period, (2.35)%; 5-year period, 4.32%; 10-year period, 3.76%; Class Y—1-year period, (0.97)%; 5-year period, 5.08%; 10-year period, 4.58%; Class P—1-year period, (2.93)%; 5-year period, 3.02%; 10-year period, 2.47%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2012 prospectuses, were as follows: Class A—1.05% and 0.97%; Class C—1.56% and 1.47%; Class Y—0.86% and 0.72%; and Class P—0.85% and 0.72%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to (1) waive its management fees through November 30, 2013 to the extent necessary to reflect the lower sub-advisory fee paid by UBS Global AM to Pacific Investment Management Company LLC, the Portfolio's investment advisor; and (2) waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2013 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.97%; Class C—1.47%; Class Y—0.72%; and Class P—0.72%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses (pursuant to item (2)) to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

5  The Barclays US Mortgage-Backed Securities Index is an unmanaged index which primarily covers the agency mortgage-backed pass-through securities issued by Ginnie Mae (formally known as Government National Mortgage Association or GNMA), Freddie Mac (formally known as Federal Home Loan Mortgage Corporation or FHLMC), and Fannie Mae (formally known as Federal National Mortgage Association or FNMA). Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	07/31/13
Weighted average duration	4.5 yrs.
Weighted average maturity	6.1 yrs.
Average coupon	2.33%
Average quality[1]	AA+
Net assets (mm)	$588.4
Number of holdings	521
Portfolio composition[2]	07/31/13
Bonds	151.9%
Repurchase agreements	0.1
Investments sold short	(18.2)
Cash equivalents and other assets less liabilities	(33.8)
Total	100.0%
Asset allocation[2]	07/31/13
US government agency mortgage pass-through certificates	134.9%
Collateralized mortgage obligations	12.6
Stripped mortgage-backed securities	2.2
Asset-backed securities	2.0
Repurchase agreement	0.1
US government obligations	0.2
Investments sold short	(18.2)
Cash equivalents and other assets less liabilities	(33.8)
Total	100.0%

1  Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

2  Weightings represent percentages of the Portfolio's net assets as of July 31, 2013. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio of investments—July 31, 2013

	Face amount	Value
US government obligations—0.16%
US Treasury Notes 0.250%, due 02/28/14	$300,000	$300,269
2.000%, due 02/15/23	700,000	667,297
Total US government obligations (cost—$1,013,157)		967,566
Government national mortgage association certificates—30.48%
GNMA 3.000%, due 06/15/43	498,945	489,607
3.500%, due 12/15/40	205,518	209,669
3.500%, due 02/15/42	424,259	432,757
4.000%, due 10/15/40	3,926,878	4,104,442
4.500%, due 06/15/39	632,805	673,380
4.500%, due 07/15/39	138,464	147,338
4.500%, due 08/15/39	1,160,529	1,231,983
4.500%, due 09/15/39	1,991,735	2,140,941
4.500%, due 11/15/39	448,473	477,214
4.500%, due 01/15/40	556,368	592,430
4.500%, due 05/15/40	244,290	260,304
4.500%, due 06/15/40	1,576,163	1,680,237
5.000%, due 12/15/34	412,154	447,970
5.000%, due 04/15/35	383,514	415,690
5.000%, due 05/15/36	132,425	143,135
5.000%, due 01/15/38	401,894	433,575
5.000%, due 04/15/38	879,844	949,200
5.000%, due 05/15/38	44,460	47,965
5.000%, due 10/15/38[1]	1,818,179	1,961,540
5.000%, due 11/15/38	845,173	911,796
5.000%, due 01/15/39	432,681	468,423
5.000%, due 03/15/39[1]	1,688,635	1,828,126
5.000%, due 08/15/39[1]	1,023,691	1,108,253
5.000%, due 09/15/39[1]	1,208,557	1,308,391
5.000%, due 10/15/39	14,278	15,458
5.000%, due 11/15/39	590,027	636,855
5.000%, due 12/15/39	33,724	36,510
5.000%, due 02/15/40	405,615	442,126
5.000%, due 05/15/40	916,880	993,679
5.000%, due 06/15/40[1]	1,265,616	1,379,539
5.000%, due 09/15/40	16,904	18,426
5.000%, due 02/15/41	456,307	493,522
5.000%, due 05/15/41	256,327	279,794
5.500%, due 06/15/37	8,429	9,182
5.500%, due 07/15/37	29,770	32,428
5.500%, due 02/15/38	11,761	12,811
5.500%, due 08/15/38	254,492	277,206
5.500%, due 09/15/38	341,033	371,472
5.500%, due 10/15/38	2,123,913	2,316,533
5.500%, due 12/15/38	32,631	35,541
5.500%, due 03/15/39	413,038	455,168
5.500%, due 05/15/39	287,187	312,820
5.500%, due 09/15/39	1,405,986	1,531,484
5.500%, due 01/15/40	14,132	15,394
5.500%, due 03/15/40	314,579	342,667
5.500%, due 05/15/40	77,526	84,448
	Face amount	Value
Government national mortgage association certificates—(continued)
6.000%, due 10/15/31	$2,017	$2,247
6.000%, due 03/15/34	3,577	3,978
6.000%, due 07/15/36	85,942	95,772
6.500%, due 02/15/29	1,674	1,927
6.500%, due 11/15/34	5,017	5,167
6.500%, due 01/15/36	12,957	13,360
6.500%, due 03/15/36	2,014	2,194
6.500%, due 09/15/36	454,783	522,648
6.500%, due 02/15/37	25,916	29,391
6.500%, due 04/15/37	19,557	22,144
6.500%, due 01/15/38	12,571	14,161
6.500%, due 06/15/38	57,806	65,355
6.500%, due 07/15/38	46,988	53,032
6.500%, due 10/15/38	91,006	102,712
6.500%, due 11/15/38	18,103	20,431
7.500%, due 08/15/21	4,602	5,055
8.000%, due 02/15/23	928	1,055
8.250%, due 04/15/19	225,497	253,932
10.500%, due 02/15/19	22,114	22,242
10.500%, due 06/15/19	27,320	27,478
10.500%, due 07/15/19	35,977	36,187
10.500%, due 07/15/20	2,791	2,808
10.500%, due 08/15/20	25,256	26,221
10.500%, due 09/15/20	2,836	2,853
11.500%, due 05/15/19	2,488	2,560
GNMA II 2.500%, due 03/20/43[1]	7,985,135	7,401,592
2.500%, due 06/20/43	997,034	924,172
2.500%, due 07/20/43	2,000,000	1,853,843
4.000%, due 03/20/41	36,727	38,535
4.500%, due 06/20/40	7,991,299	8,534,807
4.500%, due 08/20/40	295,863	316,430
5.000%, due 12/20/33	712,128	775,483
5.000%, due 01/20/34	386,712	421,172
5.000%, due 02/20/38	658,783	712,883
5.000%, due 04/20/38	715,736	774,840
5.000%, due 08/20/41	89,294	96,474
9.000%, due 04/20/25	15,020	17,614
9.000%, due 12/20/26	3,878	4,180
9.000%, due 01/20/27	11,796	12,244
9.000%, due 09/20/30	1,238	1,259
9.000%, due 10/20/30	4,066	4,289
9.000%, due 11/20/30	5,530	5,675
GNMA II ARM 1.625%, due 01/20/23	77,461	80,598
1.625%, due 03/20/23	37,912	39,447
1.625%, due 01/20/24	94,004	97,815
1.625%, due 02/20/25	24,401	25,391
1.625%, due 03/20/26	19,798	20,602
1.625%, due 01/20/27	143,008	147,840
1.625%, due 01/20/28	16,423	17,090
1.625%, due 02/20/28	13,182	13,717
1.750%, due 07/20/17	3,108	3,223
1.750%, due 09/20/21	112,076	116,296

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio of investments—July 31, 2013

	Face amount	Value
Government national mortgage association certificates—(concluded)
1.750%, due 06/20/22	$100,439	$104,068
1.750%, due 04/20/24	130,762	135,866
1.750%, due 08/20/25	26,730	27,739
1.750%, due 09/20/25	34,139	35,430
1.750%, due 04/20/26	192,753	200,288
1.750%, due 06/20/26	79,889	83,007
1.750%, due 08/20/26	38,207	39,649
1.750%, due 04/20/27	44,652	46,398
1.750%, due 07/20/27	14,462	15,010
1.750%, due 04/20/30	14,865	15,447
1.750%, due 05/20/30	171,768	178,494
1.750%, due 07/20/30	88,575	91,930
2.000%, due 01/20/25	9,447	9,801
2.000%, due 05/20/25	9,860	10,209
2.000%, due 09/20/26	5,730	5,943
2.000%, due 01/20/27	9,071	9,410
2.000%, due 02/20/27	13,427	13,930
2.000%, due 04/20/27	5,076	5,255
2.000%, due 08/20/27	38,708	40,150
2.000%, due 04/20/30	17,065	17,668
2.000%, due 05/20/30	497,857	515,470
2.000%, due 07/20/30	28,034	29,081
2.000%, due 08/20/30	137,103	142,215
2.500%, due 04/20/18	3,421	3,556
2.500%, due 11/20/21	23,317	24,076
2.500%, due 03/20/25	33,313	34,662
2.500%, due 07/20/30	62,068	64,598
2.500%, due 08/20/30	4,610	4,798
2.500%, due 10/20/30	27,605	28,806
3.000%, due 04/20/18	4,362	4,516
3.000%, due 05/20/25	74,529	78,334
3.000%, due 06/20/25	22,997	23,825
3.500%, due 03/20/25	15,565	16,181
4.000%, due 01/20/18	81,198	85,439
4.000%, due 05/20/18	4,638	4,902
4.000%, due 06/20/19	31,464	33,274
GNMA TBA 2.500%	2,000,000	1,849,375
3.500%	12,000,000	12,217,500
4.000%	12,000,000	12,523,126
4.500%	8,000,000	8,486,250
5.500%	4,000,000	4,357,500
6.000%	2,000,000	2,201,875
6.500%	1,000,000	1,120,313
GNMA II TBA 3.000%	7,000,000	6,847,969
3.500%	25,000,000	25,437,500
4.000%	16,000,000	16,727,501
4.500%	10,000,000	10,651,562
5.000%	17,000,000	18,391,210
Total government national mortgage association certificates (cost—$179,633,068)		179,340,956
	Face amount	Value
Federal home loan mortgage corporation certificates*—25.49%
FHLMC 2.000%, due 07/01/28[1]	$2,000,000	$1,941,776
2.500%, due 07/01/28[1]	11,000,000	10,986,239
3.000%, due 04/01/43	1,000,000	952,766
3.000%, due 07/01/43[1]	18,000,000	17,416,903
3.500%, due 09/01/32	1,071,781	1,098,344
3.500%, due 07/01/43[1]	33,000,000	33,218,208
4.000%, due 01/01/37	1,080,980	1,125,383
4.000%, due 07/01/43	389,318	401,079
4.500%, due 09/01/40	19,258,340	20,311,824
4.500%, due 04/01/41[1]	2,780,167	2,935,735
4.500%, due 04/01/41	322,992	341,065
4.500%, due 05/01/41	570,626	602,556
5.000%, due 11/01/27	22,727	24,558
5.000%, due 10/01/29	672,626	728,637
5.000%, due 09/01/33	589,159	648,106
5.000%, due 01/01/34	121,147	130,529
5.000%, due 06/01/34	36,741	39,506
5.000%, due 04/01/35	62,916	67,800
5.000%, due 05/01/35	460,931	493,503
5.000%, due 07/01/35	2,717,681	2,912,491
5.000%, due 08/01/35	131,295	140,830
5.000%, due 10/01/35	106,744	114,580
5.000%, due 12/01/35	31,047	33,323
5.000%, due 06/01/37	200,622	214,777
5.000%, due 09/01/38	2,663,468	2,851,946
5.000%, due 06/01/39	206,097	220,792
5.000%, due 08/01/39	92,207	98,766
5.000%, due 03/01/40	22,400	24,441
5.000%, due 07/01/40	495,836	533,981
5.000%, due 08/01/40	187,019	201,370
5.000%, due 09/01/40	188,736	203,941
5.000%, due 11/01/40	652,365	702,426
5.000%, due 02/01/41	1,316,076	1,417,195
5.000%, due 03/01/41	91,817	98,964
5.000%, due 04/01/41	3,483,776	3,761,058
5.000%, due 05/01/41	706,639	762,401
5.000%, due 06/01/41	161,339	174,105
5.000%, due 07/01/41	142,246	153,500
5.500%, due 06/01/28	7,164	7,762
5.500%, due 02/01/32	5,969	6,505
5.500%, due 12/01/32	7,125	7,760
5.500%, due 02/01/33	153,475	167,166
5.500%, due 05/01/33	5,593	6,087
5.500%, due 06/01/33	563,055	613,921
5.500%, due 12/01/33	184,681	201,157
5.500%, due 12/01/34	160,690	174,890
5.500%, due 06/01/35	2,895,525	3,148,317
5.500%, due 07/01/35	19,012	20,693
5.500%, due 10/01/35	843,618	916,843
5.500%, due 12/01/35	400,601	433,568
5.500%, due 06/01/36	1,678,041	1,822,999
5.500%, due 12/01/36	3,457,743	3,732,711
5.500%, due 03/01/37	383,696	415,189

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio of investments—July 31, 2013

	Face amount	Value
Federal home loan mortgage corporation certificates*—(concluded)
5.500%, due 07/01/37	$159,947	$172,999
5.500%, due 10/01/37	22,184	23,950
5.500%, due 04/01/38	622,180	673,382
5.500%, due 05/01/38	89,460	96,605
5.500%, due 12/01/38	14,744	16,024
5.500%, due 01/01/39	263,642	284,630
5.500%, due 09/01/39	746,703	809,765
5.500%, due 02/01/40	41,556	44,875
5.500%, due 03/01/40	24,184	26,110
5.500%, due 05/01/40	541,799	584,930
5.500%, due 02/01/41	126,761	139,039
5.500%, due 03/01/41	571,416	616,905
6.000%, due 11/01/37	5,692,766	6,203,445
7.000%, due 08/01/25	641	742
9.000%, due 04/01/25	34,027	34,517
11.000%, due 09/01/15	351	358
11.000%, due 10/01/15	107	112
11.000%, due 12/01/15	1,794	1,918
11.000%, due 06/01/19	320	321
11.000%, due 09/01/20	450	476
11.500%, due 01/01/16	1,364	1,387
11.500%, due 01/01/18	4,559	4,582
11.500%, due 06/01/19	15,275	15,717
FHLMC ARM 2.262%, due 01/01/28	28,705	30,412
2.267%, due 11/01/27	99,748	106,069
2.342%, due 04/01/29	162,965	172,863
2.349%, due 07/01/24	196,023	199,074
2.357%, due 10/01/23	89,647	95,235
2.407%, due 11/01/29	419,049	446,353
2.408%, due 07/01/28	157,968	167,808
2.416%, due 06/01/28	361,229	384,361
2.449%, due 12/01/29	99,782	106,316
2.572%, due 10/01/27	298,122	318,027
2.576%, due 11/01/25	237,718	253,831
2.583%, due 01/01/29	211,894	226,286
2.591%, due 10/01/27	256,588	274,166
2.750%, due 01/01/30	33,612	33,766
2.965%, due 10/01/29	2,544	2,628
FHLMC TBA 4.000%	17,000,000	17,634,845
Total federal home loan mortgage corporation certificates (cost—$149,431,489)		149,965,801
Federal housing administration certificates—0.13%
FHA GMAC 7.400%, due 02/01/21[2]	279,245	271,535
FHA Reilly 6.896%, due 07/01/20	490,233	490,233
Total federal housing administration certificates (cost—$769,916)		761,768
	Face amount	Value
Federal national mortgage association certificates*—55.65%
FNMA 2.355%, due 03/01/23	$4,889,643	$4,600,130
2.500%, due 05/01/28	1,400,000	1,400,212
2.500%, due 06/01/28	2,000,001	2,000,304
2.500%, due 07/01/28	9,000,398	9,001,953
2.563%, due 02/01/23	1,690,935	1,610,898
2.763%, due 06/01/23[2]	4,164,333	3,995,464
3.000%, due 12/01/42	1,000,000	953,636
3.000%, due 07/01/43	6,000,000	5,719,305
3.330%, due 07/01/22	3,886,000	3,972,956
3.500%, due 11/01/25	1,480,770	1,559,708
3.500%, due 03/01/42	966,121	975,309
3.500%, due 12/01/42	3,841,008	3,878,657
3.500%, due 03/01/43	1,978,646	1,998,171
3.500%, due 05/01/43	6,962,719	7,037,467
3.510%, due 08/01/23[2,3]	12,346,258	12,250,706
3.600%, due 08/01/23	817,000	829,766
4.000%, due 06/01/19	82,652	87,451
4.000%, due 03/01/19	109,659	116,062
4.000%, due 07/01/25	71,685	75,847
4.000%, due 08/01/25	182,882	193,695
4.000%, due 09/01/25	183,688	194,583
4.000%, due 10/01/25	42,047	44,993
4.000%, due 11/01/25	479,744	508,160
4.000%, due 01/01/26	865,238	916,326
4.000%, due 02/01/26	3,250,871	3,443,256
4.000%, due 03/01/26	2,766,182	2,929,726
4.000%, due 04/01/26	6,192,413	6,558,552
4.000%, due 05/01/39	305,443	318,482
4.000%, due 09/01/39	709,172	740,568
4.000%, due 11/01/40	811,598	845,573
4.000%, due 03/01/41	1,634,546	1,701,358
4.000%, due 12/01/41	2,005,886	2,094,682
4.000%, due 07/01/42	3,116,734	3,260,229
4.000%, due 07/01/42[1]	8,058,060	8,430,152
4.000%, due 09/01/42	12,000,000	12,532,261
4.000%, due 10/01/42	9,000,000	9,399,187
4.000%, due 07/01/43	317,034	326,610
4.000%, due 08/01/43	2,301,740	2,371,267
4.500%, due 03/01/23	24,184	26,074
4.500%, due 04/01/39[1]	10,972,889	11,657,561
4.500%, due 09/01/39	121,182	129,444
4.500%, due 07/01/40	477,723	506,752
4.500%, due 07/01/41	112,467	119,343
4.500%, due 08/01/41	2,000,000	2,157,130
5.000%, due 03/01/23	14,803	15,896
5.000%, due 05/01/23	269,178	289,090
5.000%, due 09/01/23	1,163,967	1,252,999
5.000%, due 07/01/24	1,635,578	1,774,538
5.000%, due 03/01/25	73,056	79,131
5.000%, due 09/01/25	1,267,558	1,362,592
5.000%, due 07/01/33	632,331	682,252
5.000%, due 03/01/34	4,391,165	4,743,476
5.000%, due 10/01/34	628,387	678,097
5.000%, due 12/01/34	513,330	553,665

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio of investments—July 31, 2013

	Face amount	Value
Federal national mortgage association certificates*—(continued)
5.000%, due 07/01/35	$215,258	$231,986
5.000%, due 10/01/35	751,053	811,158
5.000%, due 01/01/36	428,120	461,902
5.000%, due 02/01/36	857,683	924,525
5.000%, due 03/01/36	227,429	245,649
5.000%, due 11/01/36	328,501	353,806
5.000%, due 12/01/36	3,000,000	3,233,139
5.000%, due 02/01/38	152,411	164,387
5.000%, due 04/01/39	66,011	71,154
5.000%, due 08/01/40	754,816	813,561
5.000%, due 08/01/41	59,985	65,037
5.000%, due 10/01/41	316,579	343,239
5.500%, due 06/01/17	4,360	4,457
5.500%, due 07/01/27	478,240	525,730
5.500%, due 02/01/32	20,902	22,816
5.500%, due 11/01/32	235,010	257,540
5.500%, due 03/01/33	175,256	191,804
5.500%, due 12/01/33	3,163	3,504
5.500%, due 04/01/34	180,710	198,729
5.500%, due 01/01/35	143,322	155,993
5.500%, due 09/01/35	147,613	160,809
5.500%, due 11/01/35	518,831	565,212
5.500%, due 04/01/36	97,217	106,210
5.500%, due 05/01/37	919,369	1,016,759
5.500%, due 07/01/37	477,643	528,280
5.500%, due 11/01/38	4,870	5,300
5.500%, due 06/01/39	4,299,532	4,755,313
5.500%, due 11/01/39[1]	1,588,936	1,756,369
6.000%, due 11/01/21	175,893	195,723
6.000%, due 06/01/22	19,695	20,651
6.000%, due 01/01/23	418,706	458,719
6.000%, due 03/01/23	814,626	897,201
6.000%, due 11/01/26	91,574	100,236
6.000%, due 02/01/32	193,174	210,914
6.000%, due 04/01/32	11,628	12,849
6.000%, due 09/01/32	13,282	14,676
6.000%, due 10/01/32	35,107	38,393
6.000%, due 12/01/32	49,752	54,976
6.000%, due 01/01/33	175,997	194,475
6.000%, due 02/01/33	70,264	77,626
6.000%, due 09/01/34	510,868	570,624
6.000%, due 04/01/35	1,146	1,259
6.000%, due 05/01/35	224,268	245,925
6.000%, due 06/01/35	53,014	58,225
6.000%, due 07/01/35	218,721	240,291
6.000%, due 08/01/35	185,567	203,828
6.000%, due 09/01/35	4,069	4,470
6.000%, due 01/01/36	122,929	137,321
6.000%, due 06/01/36	5,279	5,781
6.000%, due 09/01/36	156,203	172,745
6.000%, due 10/01/36	149,286	163,480
6.000%, due 11/01/36	2,332	2,578
6.000%, due 12/01/36	670,010	746,801
6.000%, due 01/01/37	58,503	64,173
6.000%, due 03/01/37	119,666	132,386
	Face amount	Value
Federal national mortgage association certificates*—(concluded)
6.000%, due 10/01/37	$570,294	$623,406
6.000%, due 12/01/37	405,729	443,515
6.000%, due 01/01/38	1,634,062	1,786,241
6.000%, due 05/01/38	126,037	137,920
6.000%, due 08/01/38	197,229	215,627
6.000%, due 09/01/38	27,007	29,526
6.000%, due 10/01/38	975,363	1,067,955
6.000%, due 11/01/38	2,827,952	3,111,102
6.000%, due 01/01/39	1,108,816	1,212,234
6.000%, due 05/01/39	209,500	229,082
6.000%, due 04/01/40	756,593	827,054
6.000%, due 05/01/41	2,211,492	2,417,830
6.500%, due 09/01/13	195	196
6.500%, due 10/01/13	88	88
6.500%, due 11/01/13	607	609
6.500%, due 07/01/19	24,258	26,007
6.500%, due 10/01/36	925,803	1,009,899
6.500%, due 02/01/37	14,363	16,562
6.500%, due 07/01/37	137,901	153,304
6.500%, due 08/01/37	392,716	438,179
6.500%, due 09/01/37	504,683	581,951
6.500%, due 12/01/37	734,707	816,741
6.500%, due 08/01/38	12,380	14,280
6.500%, due 05/01/40	4,354,352	4,909,678
7.500%, due 11/01/26	23,568	24,001
8.000%, due 11/01/26	33,724	37,932
9.000%, due 02/01/26	23,825	27,494
10.500%, due 09/01/15	445	446
10.500%, due 08/01/20	597	611
10.500%, due 04/01/22	70	71
11.000%, due 10/01/15	248	250
11.000%, due 02/01/16	209	209
FNMA ARM 1.369%, due 03/01/44	469,272	485,301
1.750%, due 09/01/15	11,902	11,928
1.770%, due 10/01/26	456,015	467,673
1.770%, due 07/01/30	23,803	24,518
2.049%, due 05/01/30	63,687	66,890
2.239%, due 02/01/26	43,790	45,948
2.337%, due 09/01/26	25,714	26,857
2.414%, due 02/01/30	6,699	6,709
2.417%, due 03/01/25	150,656	159,669
2.649%, due 12/01/27	35,194	37,555
FNMA TBA 2.000%	7,000,000	6,791,093
2.500%	7,000,000	6,994,532
3.000%	51,500,000	50,667,697
3.500%	40,500,000	40,823,438
4.000%	2,500,000	2,612,734
4.500%[1]	10,000,000	10,640,625
5.000%	11,000,000	11,839,375
6.000%	7,000,000	7,656,797
Total federal national mortgage association certificates (cost—$327,162,571)		327,421,735

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio of investments—July 31, 2013

	Face amount	Value
Collateralized mortgage obligations—12.57%
ARM Trust, Series 2005-8, Class 3A21 2.776%, due 11/25/35[4]	$1,860,068	$1,459,793
Bear Stearns Asset Backed Securities Trust, Series 2003-AC5, Class A1 5.750%, due 10/25/33[5]	1,784,267	1,879,231
Series 2004-AC3, Class A2 6.000%, due 06/25/34[4]	1,997,918	2,105,608
Chevy Chase Mortgage Funding Corp., Series 2004-1, Class A1 0.470%, due 01/25/35[4,6]	195,403	173,496
Countrywide Alternative Loan Trust, Series 2006-0A2, Class A1 0.402%, due 05/20/46[4]	3,534,839	2,286,670
CSMC Trust, Series 2013-5R, Class 1A1 0.440%, due 02/27/36[4,7]	934,009	873,068
FHLMC REMIC,* Series 0023, Class KZ 6.500%, due 11/25/23	46,478	52,622
Series 0159, Class H 4.500%, due 09/15/21	12,665	13,193
Series 1003, Class H 0.941%, due 10/15/20[4]	41,608	41,967
Series 1349, Class PS 7.500%, due 08/15/22	2,442	2,787
Series 1502, Class PX 7.000%, due 04/15/23	316,480	353,693
Series 1534, Class Z 5.000%, due 06/15/23	154,409	167,981
Series 1573, Class PZ 7.000%, due 09/15/23	48,735	55,141
Series 1658, Class GZ 7.000%, due 01/15/24	24,876	28,667
Series 1694, Class Z 6.500%, due 03/15/24	207,684	235,559
Series 1775, Class Z 8.500%, due 03/15/25	5,894	6,960
Series 2400, Class FQ 0.691%, due 01/15/32[4]	445,899	449,132
Series 2411, Class FJ 0.541%, due 12/15/29[4]	40,408	40,378
Series 3096, Class FL 0.591%, due 01/15/36[4]	414,267	416,772
Series 3153, Class UF 0.621%, due 05/15/36[4]	395,943	398,787
Series 3339, Class LI 6.289%, due 07/15/37[4,7,8]	3,414,201	433,465
Series 3442, Class MT 0.191%, due 07/15/34[4,7]	306,276	290,472
Series 3667, Class FW 0.741%, due 02/15/38[4]	562,920	568,149
Series 3671, Class FQ 1.041%, due 12/15/36[4]	3,834,299	3,878,950
	Face amount	Value
Collateralized mortgage obligations—(continued)
Series 4037, Class PI 3.000%, due 04/15/27[7,8]	$8,191,470	$956,099
Series 4182, Class YI 2.500%, due 03/15/28[7,8]	10,724,401	1,232,905
FNMA REMIC,* Trust 1987-002, Class Z 11.000%, due 11/25/17	84,767	91,592
Trust 1988-007, Class Z 9.250%, due 04/25/18	106,862	118,820
Trust 1992-129, Class L 6.000%, due 07/25/22	7,039	7,796
Trust 1992-158, Class ZZ 7.750%, due 08/25/22	24,001	27,304
Trust 1993-037, Class PX 7.000%, due 03/25/23	264,910	299,433
Trust 1993-240, Class Z 6.250%, due 12/25/13	107	108
Trust 1993-250, Class Z 7.000%, due 12/25/23	6,292	6,527
Trust 1997-022, Class F 0.638%, due 03/25/27[4]	282,425	278,212
Trust 2002-060, Class F1 0.590%, due 06/25/32[4]	180,645	180,643
Trust 2005-088, Class A 0.340%, due 10/25/35[4]	2,009,030	1,955,626
Trust 2006-112, Class LF 0.740%, due 11/25/36[4]	5,899,770	5,942,933
Trust 2007-067, Class FB 0.510%, due 07/25/37[4]	2,604,927	2,610,272
Trust 2009-033, Class FB 1.010%, due 03/25/37[4]	908,756	922,573
Trust 2010-035, Class EF 0.740%, due 04/25/40[4]	908,964	917,569
Trust 2010-141, Class FA 0.690%, due 12/25/40[4]	1,479,777	1,485,934
Trust 2012-090, Class FB 0.630%, due 08/25/42[4]	684,686	689,647
Trust 2012-111, Class HS 3.508%, due 10/25/42[4,7]	329,585	288,079
Trust 2012-128, Class FK 0.540%, due 11/25/42[4]	1,022,105	1,022,418
Trust 2012-151, Class SB 5.707%, due 01/25/43[4,7]	1,653,819	1,487,097
Trust 2013-010, Class US 7.542%, due 02/25/43[4,7]	881,846	827,082
Trust 2013-014, Class MI 3.500%, due 07/25/42[7,8]	1,669,577	283,699
Trust 2013-028, Class YS 5.960%, due 07/25/42[4,7,8]	2,069,946	435,080
Trust 2013-030, Class GI 3.000%, due 01/25/43[7,8]	6,702,369	1,021,871
Trust 2013-044, Class ZG 3.500%, due 03/25/42	1,719,094	1,632,076
Trust 2013-045, Class IK 3.000%, due 02/25/43[6,7]	4,099,748	599,905

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio of investments—July 31, 2013

	Face amount	Value
Collateralized mortgage obligations—(continued)
Trust G92-040, Class ZC 7.000%, due 07/25/22	$29,508	$32,854
Trust G94-006, Class PJ 8.000%, due 05/17/24	37,822	43,970
GNMA REMIC, Trust 2000-009, Class FH 0.692%, due 02/16/30[4]	31,568	31,886
Trust 2000-035, Class F 0.742%, due 12/16/25[4]	191,706	193,895
Trust 2007-002, Class BO 0.000%, due 06/20/35[7]	330,161	290,687
Trust 2007-018, Class CO 0.000%, due 03/20/35[7]	29,169	22,739
Trust 2010-H01, Class FA 1.014%, due 01/20/60[4]	5,429,460	5,465,930
Indymac Index Mortgage Loan Trust, Series 2005-AR2, Class 2A1A 0.510%, due 02/25/35[4]	936,201	786,978
JPMorgan Alternative Loan Trust, Series 2008-R4, Class 2A1 0.686%, due 06/27/37[4,6]	3,071,201	2,573,203
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-FL1A, Class A1 0.566%, due 07/15/19[4,6]	639,749	622,810
LB Commercial Conduit Mortgage Trust, Series 2007-C3, Class A4 5.884%, due 07/15/44[4]	2,500,000	2,832,090
MLCC Mortgage Investors, Inc., Series 2004-1, Class 2A2 2.237%, due 12/25/34[4]	738,886	747,873
Mortgage Equity Conversion Asset Trust, Series 2006-SFG3, Class A 0.650%, due 10/25/41[4,6]	1,336,122	1,090,609
Series 2007-FF3, Class A 0.630%, due 05/25/42[4,6]	5,723,404	4,686,037
NCUA Guaranteed Notes, Series 2011-R4, Class 1A 0.575%, due 03/06/20[4]	2,505,745	2,499,481
RBSSP, Resecuritization Trust Certificate, Series 2009-6, Class 18A1 0.690%, due 12/26/36[4,6]	2,323,232	2,248,898
Sequoia Mortgage Trust, Series 5, Class A 0.892%, due 10/19/26[4]	274,313	270,146
Structured ARM Loan, Series 2007-4, Class 1A2 0.410%, due 05/25/37[4]	449,149	314,079
	Face amount	Value
Collateralized mortgage obligations—(concluded)
Structured Asset Mortgage Investments, Inc., Series 2006-AR3, Class 11A1 0.400%, due 04/25/36[4]	$1,340,225	$927,242
Series 2007-AR5, Class A2 0.740%, due 09/25/47[4]	7,514,032	1,902,575
Washington Mutual Commercial Mortgage Securities Trust, Series 2007-SL3, Class A1A 5.799%, due 03/23/45[4,7]	1,653,679	1,707,424
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR9, Class 1A6 2.429%, due 09/25/33[4]	2,443,997	2,444,935
Series 2003-AR9, Class 2A 2.455%, due 09/25/33[4]	670,808	666,984
Total collateralized mortgage obligations (cost—$77,320,688)		73,937,166
Asset-backed securities—1.97%
Countrywide Asset-Backed Certificates, Series 2005-13, Class 3AV3 0.440%, due 04/25/36[4]	669,992	650,649
EMC Mortgage Loan Trust, Series 2003-A, Class A2 0.940%, due 08/25/40[4,6]	206,202	185,882
Green Tree Financial Corp., Series 1998-2, Class A5 6.240%, due 12/01/28[4]	33,654	34,688
Renaissance Home Equity Loan Trust, Series 2003-2, Class A 0.630%, due 08/25/33[4]	347,571	318,831
SLM Student Loan Trust, Series 2008-9, Class A 1.766%, due 04/25/23[4]	4,690,456	4,824,842
Series 2009-D, Class A 3.500%, due 08/17/43[4,6]	3,461,329	3,259,966
Series 2010-A, Class 2A 3.441%, due 05/16/44[4,6]	1,615,872	1,671,337
Specialty Underwriting & Residential Financing, Series 2003-BC1, Class A 0.870%, due 01/25/34[4]	57,784	51,405
Stone Tower CLO Ltd., Series 2007-6A, Class A1 0.498%, due 04/17/21[4,6]	600,000	577,422
Total asset-backed securities (cost—$11,927,615)		11,575,022

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio of investments—July 31, 2013

	Face amount	Value
Stripped mortgage-backed securities—2.21%
FHLMC Multifamily Structured Pass-Through Certificates,* Series K005, Class AX 1.382%, due 11/25/19[4,6,8]	$24,284,103	$1,774,804
Series K006, Class AX1 1.044%, due 01/25/20[4,7,8]	13,963,127	753,939
Series K014, Class X1 1.264%, due 04/25/21[4,7,8]	8,126,802	626,316
Series K027, Class X1 0.843%, due 01/25/23[4,7,8]	7,096,619	427,472
Series K712, Class X1 1.395%, due 11/25/19[4,7,8]	4,693,016	328,117
Series KAIV, Class X1 1.386%, due 06/25/21[4,7,8]	4,924,224	384,424
FHLMC REMIC,* Series 0013, Class B 7.000%, due 06/25/23[7,8]	114,058	18,787
Series 2136, Class GD 7.000%, due 03/15/29[7,8]	8,065	1,001
Series 2178, Class PI 7.500%, due 08/15/29[6,8]	44,830	6,799
FNMA Aces, Trust 2013-M5, Class X2* 2.402%, due 01/25/22[4,7,8]	2,290,297	317,371
GNMA REMIC, Trust 2011-92, Class IX 1.382%, due 11/16/44[4,7,8]	32,021,447	2,515,829
KGS Alpha SBA, Series 2012 0.967%, due 04/25/38[4,7,8]	92,140,849	4,943,954
WF-RBS Commercial Mortgage Trust, Series 2011-C4, Class XA 0.827%, due 06/15/44[4,7,8]	28,180,169	925,211
Total stripped mortgage-backed securities (cost—$11,979,554)		13,024,024
Short-term US government and agency obligations—23.18%
Federal Home Loan Bank 0.060%, due 08/30/13[9]	47,300,000	47,297,714
0.062%, due 08/30/13[9]	13,000,000	12,999,351
0.063%, due 08/30/13[9]	400,000	399,980
0.070%, due 09/04/13[9]	5,000,000	4,999,669
0.070%, due 09/06/13[9]	900,000	899,937
0.070%, due 10/02/13[9]	4,500,000	4,499,457
0.081%, due 10/04/13[9]	2,900,000	2,899,582
0.085%, due 09/13/13[9]	2,700,000	2,699,726
Federal Home Loan Mortgage Corp. 0.080%, due 09/16/13[9]	7,900,000	7,899,192
0.160%, due 01/14/14[9]	5,800,000	5,798,127
	Face amount	Value
Short-term US government and agency obligations—(concluded)
US Treasury Bills 0.035%, due 10/24/13[9]	$15,200,000	$15,198,759
0.067%, due 10/10/13[9]	30,800,000	30,797,355
Total short-term US government and agency obligations (cost—$136,386,471)		136,388,849
Repurchase agreement—0.13%
Repurchase agreement dated 07/31/13 with State Street Bank and Trust Co., 0.010% due 08/01/13, collateralized by $34,057 Federal Home Loan Mortgage Corp. obligations, 1.960% due 11/07/22, $785,077 Federal National Mortgage Association obligations, 2.140% to 2.170% due 11/07/22 and $25,815 US Treasury Notes, 0.250% to 0.750% due 10/31/13 to 12/15/13; (value—$794,589); proceeds: $779,000 (cost—$779,000)	779,000	779,000
Total investments before investments sold short (cost—$896,403,529)—151.97%		894,161,887
Investments sold short—(18.18)%
FHLMC TBA* 2.000%	(2,000,000)	(1,938,750)
2.500%	(11,000,000)	(10,975,938)
3.000%	(13,000,000)	(12,557,188)
3.500%	(33,000,000)	(33,180,470)
4.500%	(1,000,000)	(1,054,219)
FNMA TBA* 4.000%	(8,000,000)	(8,313,750)
4.500%	(18,000,000)	(19,071,562)
5.500%	(1,000,000)	(1,089,062)
GNMA TBA 3.000%	(5,000,000)	(4,892,969)
5.000%	(6,000,000)	(6,474,140)
GNMA II TBA 2.500%	(8,000,000)	(7,397,500)
Total investments sold short (proceeds—$106,647,305)—(18.18)%		(106,945,548)
Liabilities in excess of other assets—(33.79)%		(198,826,294)
Net assets—100.00%		$588,390,045

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio of investments—July 31, 2013

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 218.

Aggregate cost for federal income tax purposes before investments sold short was $896,800,496; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$5,614,366
Gross unrealized depreciation	(8,252,975)
Net unrealized depreciation	$(2,638,609)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2013 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government obligations	$—	$967,566	$—	$967,566
Government national mortgage association certificates	—	179,340,956	—	179,340,956
Federal home loan mortgage corporation certificates	—	149,965,801	—	149,965,801
Federal housing administration certificates	—	—	761,768	761,768
Federal national mortgage association certificates	—	315,171,029	12,250,706	327,421,735
Collateralized mortgage obligations	—	62,694,590	11,242,576	73,937,166
Asset-backed securities	—	11,575,022	—	11,575,022
Stripped mortgage-backed securities	—	8,080,070	4,943,954	13,024,024
Short-term US government and agency obligations	—	136,388,849	—	136,388,849
Repurchase agreement	—	779,000	—	779,000
US government agency securities sold short	—	(106,945,548)	—	(106,945,548)
Total	$—	$758,017,335	$29,199,004	$787,216,339

At July 31, 2013, there were no transfers between Level 1 and Level 2.

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio of investments—July 31, 2013

The following is a rollforward of the Portfolio's investments that were valued using unobservable inputs (Level 3) for the year ended July 31, 2013:

	Federal housing administration certificates	Federal national mortgage association certificates	Collateralized mortgage obligations	Stripped mortgage- backed securities	Total
Beginning balance	$875,919	$—	$17,604,764	$4,132,835	$22,613,518
Purchases	—	12,353,974	4,382	10,508,856	22,867,212
Sales	(111,308)	—	(6,485,996)	(5,254,428)	(11,851,732)
Accrued discounts/(premiums)	(251)	—	100,553	(1,463,430)	(1,363,128)
Total realized gain/(loss)	—	—	(1,510,940)	—	(1,510,940)
Net change in unrealized appreciation/depreciation	(2,592)	(103,268)	1,529,813	461,161	1,885,114
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	(3,441,040)	(3,441,040)
Ending balance	$761,768	$12,250,706	$11,242,576	$4,943,954	$29,199,004

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at July 31, 2013 was $86,814. Transfers out of Level 3 represent the value at the end of the period. At July 31, 2013, securities were transferred from Level 3 to Level 2 as the valuation is based on observable inputs from an established pricing source.

Portfolio footnotes

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  Entire amount designated as collateral for investments sold short.

2  Security is being fair valued by a valuation committee under the direction of the board of trustees.

3  Security purchased on a when-issued basis. When issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

4  Variable or floating rate security. The interest rate shown is the current rate as of July 31, 2013 and changes periodically.

5  Step bond that converts to the noted fixed rate at a designated future date.

6  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 2.81% of net assets as of July 31, 2013, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

7  Illiquid investment representing 4.13% of net assets as of July 31, 2013.

8  Interest Only Security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

9  Rate shown is the discount rate at date of purchase.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Performance

For the 12 months ended July 31, 2013, the Portfolio's Class P shares declined 0.68% before the deduction of the maximum PACE Select program fee. (Class P shares declined 2.65% after the deduction of the maximum PACE Select program fee for the same 12-month period.) In comparison, the Barclays US Intermediate Government/Credit Index (the "benchmark") declined 0.37%, and the Lipper Intermediate Investment Grade Debt Funds2 category posted a median decline of 0.96%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 28. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments1

(Please note that while the Sub-Advisor outperformed the benchmark on a gross of fees basis, the Portfolio underperformed net of fees, as reported under "Performance." As stated in footnote one, the comments that follow address performance on a gross of fees basis.)

The Portfolio outperformed its benchmark during the reporting period. The largest contributor to performance was the Portfolio's security selection in the corporate bond market. A preference for higher-beta securities and financials over industrials proved to be beneficial, as investor risk appetite was generally solid. (Beta is a measure of volatility or risk relative to the market as a whole.) Also contributing to performance was the Portfolio's overweight to asset-backed securities ("ABS") and its allocation to high yield bonds, both of which benefited from investor demand for higher-yielding assets. Lastly, duration positioning contributed to performance, particularly during the last three months of the reporting period. In particular, the Portfolio's short duration position proved beneficial, given rising interest rates that were triggered by statements from the Federal Reserve Board following its policy meetings in May and June. The Portfolio's underweight to investment grade corporate bonds detracted from performance, as they largely outperformed government securities during the 12 months.

As volatility has been declining for several years, many investors seem convinced that the market could again experience the extremely low levels seen during 2006 and 2007. We believe that not only is this now unlikely, but that the reversal of this trend has significant implications for investors. Higher volatility is not beneficial for risk

PACE Select Advisors Trust – PACE Intermediate Fixed Income Investments

Investment Sub-Advisor:

BlackRock Financial Management, Inc. ("BlackRock")

Portfolio Managers:

David Antonelli and Brian Weinstein

Objective:

Current income, consistent with reasonable stability of principal

Investment process:

The Portfolio invests primarily in fixed income securities. BlackRock decides to buy specific bonds based on its credit analysis and review. BlackRock strives to add value by controlling the Portfolio's duration within a narrow band relative to the Barclays Capital US Intermediate Government/Credit Index. To accomplish this, BlackRock employs an analytical process that involves evaluating macroeconomic trends, technical market factors, yield-curve exposure and market volatility. Once BlackRock establishes the investment themes on duration, yield curve exposure, convexity, sector weighting, credit quality and liquidity, the Portfolio's investments are diversified by sector, subsector and security.

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

2  During the reporting period, as per Lipper, PACE Intermediate Fixed Income Fund was reclassified from Short-Intermediate Investment Grade Debt Funds to Intermediate Investment Grade Debt Funds.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Sub-Advisor's comments – concluded

assets (non-Treasuries), as bid-ask spreads widen and the likelihood of a breakout of higher interest rates increases. From a portfolio construction standpoint, we continue to anticipate higher US Treasury rates and wider credit spreads. With volatility continuing to move higher, the re-pricing of most risk assets has not moved prices from rich to fair, but rather, from rich to just slightly less rich. We believe that shorter-maturity debt and 30-year debt are cheap relative to assets in the middle of the yield curve. The front end of the curve is self-liquidating, as it matures before there is any real danger of rate hikes. In contrast, 30-year debt will be bought by pension funds as rates rise and they look to match their cash flows through liability-driven investing. In this context, the Portfolio has active allocations to predominantly short-dated securitized sectors and high yield bonds, coupled with an underweight to investment grade corporate bonds.

We used a number of derivatives instruments during the reporting period. Futures were used to manage duration and yield curve exposures of the Portfolio, while interest rate swaps were utilized to manage the Portfolio's overall duration and spread duration. Foreign exchange forward contracts were used to hedge foreign currency risk when buying non-US dollar-denominated bonds. Furthermore, the Portfolio used these forward contracts to opportunistically express views on certain currencies. Finally, credit default swaps were used to manage the credit risk of corporate bonds held in the Portfolio. Overall, the use of these derivatives positively contributed to performance during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income and a reasonable stability of principal. Investors should be able to withstand short-term fluctuations in the fixed income markets. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Intermediate Fixed Income Investments Class P shares versus the Barclays US Intermediate Government/Credit Index over the 10 years ended July 31, 2013. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Intermediate Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/13	1 year	5 years	10 years
Before deducting maximum sales charge or PACE Select program fee
Class A1	(0.93)%	3.68%	3.60%
Class C2	(1.34)%	3.18%	3.07%
Class Y3	(0.68)%	3.95%	3.86%
Class P4	(0.68)%	3.94%	3.85%
After deducting maximum sales charge or PACE Select program fee
Class A1	(5.41)%	2.74%	3.12%
Class C2	(2.08)%	3.18%	3.07%
Class P4	(2.65)%	1.88%	1.80%
Barclays US Intermediate Government/Credit Index[5]	(0.37)%	4.60%	4.35%
Lipper Intermediate Investment Grade Debt Funds median[6]	(0.96)%	5.78%	4.67%
Lipper Short-Intermediate Investment Grade Debt Funds median[6]	0.03%	4.46%	3.66%

Average annual total returns for periods ended June 30, 2013, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, (4.72)%; 5-year period, 2.58%; 10-year period, 2.78%; Class C—1-year period, (1.40)%; 5-year period, 3.03%; 10-year period, 2.74%; Class Y—1-year period, 0.10%; 5-year period, 3.81%; 10-year period, 3.53%; Class P—1-year period, (1.89)%; 5-year period, 1.75%; 10-year period, 1.48%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2012 prospectuses, were as follows: Class A—1.00% and 0.93%; Class C—1.51% and 1.43%; Class Y—0.88% and 0.68%; and Class P—0.74% and 0.68%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2013 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.93%; Class C—1.43%; Class Y—0.68%; and Class P—0.68%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

5  The Barclays US Intermediate Government/Credit Index is an unmanaged subset of the Barclays US Government/Credit Index covering all investment grade issues with maturities from one up to (but not including) 10 years. The average-weighted maturity is typically between four and five years. Investors should note that indices do not reflect the deduction of fees and expenses.

6  On June 19, 2013, Lipper changed the peer group classification for PACE Intermediate Fixed Income Investments from the Lipper Short-Intermediate Investment Grade Debt Funds category to the Lipper Intermediate Investment Grade Debt Funds category.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	07/31/13
Weighted average duration	3.8 yrs.
Weighted average maturity	4.4 yrs.
Average coupon	1.89%
Net assets (mm)	$450.6
Number of holdings	225
Portfolio composition[1]	07/31/13
Bonds and notes	101.1%
Preferred stock	0.1
Options, futures, swaps and forward foreign currency contracts	0.4
Cash equivalents and other assets less liabilities	(1.6)
Total	100.0%
Quality diversification[1]	07/31/13
US government and agency securities	64.9%
AAA	6.1
AA	3.5
A	8.7
BBB and below/non-rated	17.9
Preferred stock	0.1
Options, futures, swaps and forward foreign currency contracts	0.4
Cash equivalents and other assets less liabilities	(1.6)
Total	100.0%
Asset allocation[1]	07/31/13
US government obligations	59.0%
Corporate notes	24.5
Asset-backed securities	6.3
US government agency mortgage pass-through certificates	5.6
Collateralized mortgage obligations	5.3
Non-US government obligations	0.4
Options, futures, swaps and forward foreign currency contracts	0.4
Preferred stock	0.1
Cash equivalents and other assets less liabilities	(1.6)
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2013. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2013

	Face amount[1]	Value
US government obligations—59.04%
US Treasury Inflation Index Bonds (TIPS) 0.625%, due 02/15/43	1,504,513	$1,248,040
US Treasury Notes 0.250%, due 07/31/15	60,555,000	60,484,030
0.625%, due 07/15/16	104,575,000	104,664,830
1.000%, due 05/31/18	9,600	9,447
1.250%, due 07/31/18	43,990,000	43,955,644
1.250%, due 02/29/20	35,595,000	34,140,624
1.375%, due 06/30/18	4,995,000	4,996,169
1.750%, due 05/15/23	11,012,800	10,214,372
1.875%, due 07/31/20	3,625,000	3,620,751
US Treasury Principal STRIPS 2.198%, due 11/15/41	2,275,000	771,277
2.287%, due 02/15/41	1,105,000	388,657
3.125%, due 02/15/43	4,810,000	1,542,702
Total US government obligations (cost—$267,421,480)		266,036,543
Federal home loan bank certificate—0.39%
FHLB 0.750%, due 06/17/16 (cost—$1,745,000)	1,745,000	1,740,887
Federal home loan mortgage corporation certificates*—1.82%
FHLMC 0.600%, due 03/28/16	1,760,000	1,753,951
2.020%, due 07/16/18	3,740,000	3,779,554
5.000%, due 11/13/14	2,500,000	2,652,803
Total federal home loan mortgage corporation certificates (cost—$8,096,071)		8,186,308
Federal national mortgage association certificates*—3.39%
FNMA 0.500%, due 03/30/16	700,000	698,600
FNMA TBA 2.500%	900,000	829,688
3.000%	4,800,000	4,652,250
3.500%	4,500,000	4,523,906
4.000%	4,400,000	4,565,063
Total federal national mortgage association certificates (cost—$15,309,595)		15,269,507
Collateralized mortgage obligations—5.29%
Arkle Master Issuer PLC, Series 2010-2A, Class 1A1 1.674%, due 05/17/60[2,3]	2,015,000	2,015,828
Commercial Mortgage Pass-Through Certificates, Series 2006-C5, Class AM 5.343%, due 12/15/39	840,000	903,265
Series 2006-C8, Class AM 5.347%, due 12/10/46	655,000	711,232
Series 2010-C1, Class A1 3.156%, due 07/10/46[3]	1,169,203	1,213,874
	Face amount[1]	Value
Collateralized mortgage obligations—(concluded)
Series 2013-CR8, Class A4 3.334%, due 06/10/46	960,000	$926,227
Series 2013-GAM, Class A2 3.367%, due 02/10/28[3]	1,090,000	1,055,446
DBRR Trust, Series 2012-EZ1, Class A 0.946%, due 09/25/45[3]	2,288,801	2,292,658
FNMA REMIC, Trust 2005-109, Class PV* 6.000%, due 10/25/32	636,419	698,878
FREMF Mortgage Trust, Series 2013-K712, Class B 3.367%, due 05/25/45[2,3]	445,437	416,216
GNMA REMIC, Trust Series 2006-3, Class B 5.091%, due 01/16/37[2]	440,064	455,352
Holmes Master Issuer PLC, Series 2010-1A, Class A2 1.668%, due 10/15/54[2,3]	1,195,000	1,201,345
JPMorgan Chase Commercial Mortgage Securities, Series 2004-CB8, Class A1A 4.158%, due 01/12/39[3]	1,707,600	1,726,557
Series 2006-LDP8, Class AJ 5.480%, due 05/15/45[2]	500,000	509,085
Series 2007-CB18, Class A3 5.447%, due 06/12/47	221,511	226,467
Series 2011-PLSD, Class A2 3.364%, due 11/13/44[3]	800,000	838,733
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 2.500%, due 03/25/43[2,3]	920,726	891,757
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A1A 5.166%, due 12/12/49[2]	1,250,295	1,372,921
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-CKSV, Class A2 3.277%, due 10/15/30[3]	675,000	616,824
Series 2013-C10, Class A3 4.105%, due 07/15/46[2]	1,000,000	1,022,552
Morgan Stanley Capital I, Series 2005-HQ6, Class A4A 4.989%, due 08/13/42	2,075,000	2,201,417
Morgan Stanley Re-REMIC Trust 1.000%, due 03/27/51[3]	702,212	700,878
Motel 6 Trust, Series 2012-MTL6, Class B 2.743%, due 10/05/25[3]	945,000	926,994
Small Business Administration, Series 2004-P10B, Class 1 4.754%, due 08/10/14	171,571	175,187
STRPS 2012-1 Ltd., Series 2012-1A, Class A 1.500%, due 12/25/44[3]	747,669	728,978
Total collateralized mortgage obligations (cost—$23,848,176)		23,828,671

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2013

	Face amount[1]	Value
Asset-backed securities—6.29%
AmeriCredit Automobile Receivables Trust, Series 2012-2, Class B 1.780%, due 03/08/17	1,430,000	$1,444,853
Auto ABS Compartiment, Series 2012-2, Class A 2.800%, due 04/27/25[4]	715,163	960,147
BMW Vehicle Lease Trust, Series 2012-1, Class A2 0.590%, due 06/20/14	550,470	550,549
Bumper, Series 2011-2, Class A 1.373%, due 02/23/23[2,4]	686,690	919,277
CarMax Auto Owner Trust, Series 2012-3, Class A2 0.430%, due 09/15/15	1,287,275	1,286,579
Credit Acceptance Auto Loan Trust, Series 2011-1, Class A 2.610%, due 03/15/19[3]	1,105,000	1,115,751
Series 2013-1A, Class A 1.210%, due 10/15/20[3]	1,495,000	1,492,497
DT Auto Owner Trust, Series 2012-2A, Class A 0.910%, due 11/16/15[3]	590,712	590,703
Ford Credit Floorplan Master Owner Trust, Series 2012-1, Class C 1.691%, due 01/15/16[2]	1,415,000	1,421,908
Series 2012-2, Class A 1.920%, due 01/15/19	2,535,000	2,570,662
HLSS Servicer Advance Receivables Backed Notes, Series 2013-T3, Class A3 1.793%, due 05/15/46[3]	1,390,000	1,361,783
Lehman XS Trust, Series 2005-6, Class 1A1 0.450%, due 11/25/35[2]	384,723	224,622
Mercedes-Benz Auto Lease Trust, Series 2012-A, Class A2 0.660%, due 04/15/14	98,485	98,489
Nationstar Mortgage Advance Receivable Trust, Series 2013-T1A, Class A1 1.080%, due 06/20/44[3]	1,675,000	1,672,916
Sallie Mae Student Loan Trust, Series 2010-C, Class A1 1.841%, due 12/15/17[2,3]	144,676	145,020
Santander Consumer Acquired Receivables Trust, Series 2011-51A, Class B 1.660%, due 08/15/16[3]	737,666	740,159
Santander Drive Auto Receivables Trust, Series 2011-3, Class C 3.090%, due 05/15/17	1,290,000	1,304,231
Series 2011-S1A, Class B
1.480%, due 05/15/17[3]	394,013	395,206
	Face amount[1]	Value
Asset-backed securities—(concluded)
Series 2011-S2A, Class B 2.060%, due 06/15/17[3]	283,185	$283,869
Series 2012-1, Class C 3.780%, due 11/15/17	1,240,000	1,268,656
Series 2012-4, Class A2 0.790%, due 08/17/15	947,438	947,654
Series 2012-5, Class C 2.700%, due 08/15/18	1,200,000	1,205,206
Series 2012-AA, Class A2 0.550%, due 02/16/16[3]	1,283,051	1,282,572
Series 2013-4, Class A2 0.890%, due 09/15/16	1,100,000	1,101,618
Series 2013-4, Class B 2.160%, due 01/15/20	1,200,000	1,203,241
SLM Student Loan Trust, Series 2012-A, Class A1 1.591%, due 08/15/25[2,3]	1,215,867	1,228,505
Series 2012-D, Class A1
1.241%, due 06/15/23[2,3]	1,131,600	1,134,772
Structured Receivables Finance LLC, Series 2010-B, Class A 3.730%, due 08/15/36[3]	395,520	406,558
Total asset-backed securities (cost—$28,248,621)		28,358,003
Corporate notes—24.50%
Banking-non-US—0.85%
Caixa Economica Federal 2.375%, due 11/06/17[3]	440,000	408,892
HSBC Bank PLC 2.000%, due 01/19/14[3]	1,605,000	1,617,113
Westpac Banking Corp. 1.375%, due 07/17/15[3]	1,775,000	1,796,122
		3,822,127
Banking-US—3.51%
Bank of America Corp. 1.343%, due 03/22/18[2]	1,025,000	1,022,724
4.100%, due 07/24/23	460,000	460,244
5.625%, due 10/14/16	1,325,000	1,476,426
6.500%, due 08/01/16	1,370,000	1,552,455
Bank of America Corp., Series 1 3.750%, due 07/12/16	650,000	687,126
Capital One Bank USA N.A. 3.375%, due 02/15/23	365,000	344,760
Capital One Financial Corp. 3.500%, due 06/15/23[3]	330,000	312,685
CIT Group, Inc. 4.750%, due 02/15/15[3]	690,000	712,425
5.250%, due 03/15/18	400,000	425,000
Goldman Sachs Group, Inc. 1.465%, due 04/30/18[2]	710,000	710,019
3.700%, due 08/01/15	1,110,000	1,158,812
JPMorgan Chase & Co. 0.893%, due 02/26/16[2]	1,135,000	1,135,590
1.166%, due 01/25/18[2]	700,000	701,273

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2013

	Face amount[1]	Value
Corporate notes—(continued)
Banking-US—(concluded)
3.200%, due 01/25/23	1,800,000	$1,703,282
3.250%, due 09/23/22	105,000	99,925
6.000%, due 08/01/232.5	465,000	457,444
State Street Capital Trust IV 1.273%, due 06/15/37[2]	760,000	623,200
Wells Fargo & Co. 0.895%, due 04/23/18[2]	915,000	915,029
Wells Fargo & Co. MTN 3.500%, due 03/08/22	525,000	530,306
Wells Fargo & Co., Series K 7.980%, due 03/15/15[2,5]	700,000	785,750
		15,814,475
Beverages—0.16%
Anheuser-Busch InBev Finance, Inc. 2.625%, due 01/17/23	775,000	731,411
Building products—0.10%
Building Materials Corp. of America 6.750%, due 05/01/21[3]	256,000	273,920
Cemex SAB de CV 5.875%, due 03/25/19[3,6]	200,000	200,750
		474,670
Communications equipment—0.23%
Apple, Inc. 2.400%, due 05/03/23	1,130,000	1,036,616
Diversified financial services—0.31%
General Electric Capital Corp. 5.500%, due 01/08/20	620,000	702,850
General Electric Capital Corp. MTN 4.375%, due 09/16/20	640,000	680,644
		1,383,494
Electric-integrated—1.77%
Delphi Corp. 5.000%, due 02/15/23	665,000	691,600
Duke Energy Corp. 3.950%, due 09/15/14	1,845,000	1,910,009
Eaton Corp. 2.750%, due 11/02/22[3]	850,000	792,754
Jabil Circuit, Inc. 8.250%, due 03/15/18	620,000	733,150
Jersey Central Power & Light Co. 5.625%, due 05/01/16	550,000	608,364
Oncor Electric Delivery Co. LLC 4.100%, due 06/01/22	570,000	596,480
Pacificorp 5.500%, due 01/15/19	651,000	759,155
5.750%, due 04/01/37	365,000	423,087
Progress Energy, Inc. 5.625%, due 01/15/16	1,325,000	1,465,622
		7,980,221
	Face amount[1]	Value
Corporate notes—(continued)
Finance-captive automotive—0.98%
CDP Financial, Inc. 4.400%, due 11/25/19[3]	1,545,000	$1,701,830
Ford Motor Credit Co. LLC 1.525%, due 05/09/16[2]	910,000	911,968
4.250%, due 09/20/22	975,000	973,258
6.625%, due 08/15/17	220,000	250,838
8.125%, due 01/15/20	475,000	584,013
		4,421,907
Financial services—4.14%
Ally Financial, Inc. 4.500%, due 02/11/14	1,547,000	1,565,564
5.500%, due 02/15/17	650,000	687,196
8.000%, due 11/01/31	665,000	804,650
American Express Credit Corp. 2.375%, due 03/24/17	1,100,000	1,134,274
Citigroup, Inc. 1.250%, due 01/15/16	1,060,000	1,052,762
4.587%, due 12/15/15	2,290,000	2,453,412
Credit Suisse AG Guernsey 1.625%, due 03/06/15[3]	3,285,000	3,332,961
2.600%, due 05/27/16[3]	2,215,000	2,307,607
Doric Nimrod Air Alpha Ltd 2013-1 Pass Through Trust 5.250%, due 05/30/23[3]	395,000	393,025
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 8.000%, due 01/15/18	1,195,000	1,262,219
Lehman Brothers Holdings, Inc. 0.000%, due 12/31/49**,7	34,573	15,385
LYB International Finance BV 4.000%, due 07/15/23	400,000	396,969
Morgan Stanley 2.125%, due 04/25/18	860,000	832,572
6.625%, due 04/01/18	400,000	461,208
Novus USA Trust, Series 2013-1 1.573%, due 02/28/14[2,3]	1,215,000	1,213,177
SteelRiver Transmission Co. LLC 4.710%, due 06/30/17[3]	740,468	764,855
		18,677,836
Gaming—0.11%
Caesars Entertainment Operating Co., Inc. 11.250%, due 06/01/17	462,000	480,191
Health care—0.30%
Biomet, Inc. 6.500%, due 08/01/20	1,300,000	1,365,000
Insurance—1.60%
MetLife Institutional Funding II 1.625%, due 04/02/15[3]	1,920,000	1,944,161
Metropolitan Life Global Funding I 2.000%, due 01/09/15[3]	2,200,000	2,240,275
5.125%, due 06/10/14[3]	245,000	254,587

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2013

	Face amount[1]	Value
Corporate notes—(continued)
Insurance—(concluded)
New York Life Global Funding 0.750%, due 07/24/15[3]	1,545,000	$1,546,239
Pacific LifeCorp. 5.125%, due 01/30/43[3]	480,000	451,559
Prudential Financial, Inc. MTN 3.000%, due 05/12/16	350,000	365,393
4.750%, due 09/17/15	360,000	388,921
		7,191,135
Media—0.77%
Comcast Corp. 4.250%, due 01/15/33	480,000	462,446
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 3.800%, due 03/15/22	880,000	845,925
Interpublic Group of Cos., Inc. 6.250%, due 11/15/14	561,000	592,556
NBCUniversal Enterprise, Inc. 5.250%, due 03/19/21[3,5]	500,000	495,000
NBCUniversal Media LLC 4.450%, due 01/15/43	375,000	350,779
WMG Acquisition Corp. 6.000%, due 01/15/21[3]	675,000	705,375
		3,452,081
Medical providers—0.72%
Gilead Sciences, Inc. 4.400%, due 12/01/21	510,000	545,985
St. Jude Medical, Inc. 3.250%, due 04/15/23	904,000	863,013
UnitedHealth Group, Inc. 2.875%, due 03/15/22	755,000	724,336
3.375%, due 11/15/21	220,000	219,704
WellPoint, Inc. 7.000%, due 02/15/19	750,000	900,437
		3,253,475
Metals & mining—0.42%
Codelco, Inc. 3.750%, due 11/04/20[3]	370,000	365,550
Freeport-McMoRan Copper & Gold, Inc. 3.875%, due 03/15/23[3]	585,000	529,261
Novelis, Inc. 8.750%, due 12/15/20	890,000	981,225
		1,876,036
Multi-line insurance—0.76%
American International Group, Inc. 3.000%, due 03/20/15	1,565,000	1,614,905
3.800%, due 03/22/17	725,000	768,865
4.875%, due 06/01/22	325,000	353,421
5.450%, due 05/18/17	600,000	667,183
		3,404,374
	Face amount[1]	Value
Corporate notes—(continued)
Oil & gas—2.21%
Anadarko Petroleum Corp. 5.750%, due 06/15/14	600,000	$624,539
6.375%, due 09/15/17	945,000	1,101,622
7.625%, due 03/15/14	300,000	312,398
Cenovus Energy, Inc. 4.500%, due 09/15/14	940,000	978,508
Chevron Corp. 3.191%, due 06/24/23	275,000	271,037
Continental Resources, Inc. 8.250%, due 10/01/19	1,420,000	1,554,900
PBF Holding Co. LLC/PBF Finance Corp. 8.250%, due 02/15/20	565,000	579,125
Petroleos Mexicanos 3.500%, due 01/30/23[3]	580,000	527,800
4.875%, due 01/24/22	200,000	206,000
5.500%, due 01/21/21	363,000	394,763
6.000%, due 03/05/20	132,000	147,510
8.000%, due 05/03/19	100,000	122,000
Pioneer Natural Resources Co. 6.875%, due 05/01/18	865,000	1,017,372
Plains Exploration & Production Co. 6.500%, due 11/15/20	776,000	835,170
8.625%, due 10/15/19	310,000	343,325
Statoil ASA 2.650%, due 01/15/24	580,000	539,877
Transocean, Inc. 5.050%, due 12/15/16	386,000	423,079
		9,979,025
Oil services—0.63%
BP Capital Markets PLC 2.500%, due 11/06/22	1,070,000	976,987
2.750%, due 05/10/23	345,000	320,668
Petrobras International Finance Co. 3.875%, due 01/27/16	1,505,000	1,542,986
		2,840,641
Pharmaceuticals—0.79%
AbbVie, Inc. 1.200%, due 11/06/15[3]	705,000	707,677
Mylan, Inc. 6.000%, due 11/15/18[3]	1,390,000	1,503,360
Thermo Fisher Scientific, Inc. 3.200%, due 03/01/16	553,000	576,693
VPI Escrow Corp. 6.375%, due 10/15/20[3]	748,000	772,310
		3,560,040
Pipelines—1.32%
El Paso Pipeline Partners Operating Co. LLC 4.100%, due 11/15/15	2,725,000	2,901,433
6.500%, due 04/01/20	235,000	273,591
Enterprise Products Operating LLC 3.200%, due 02/01/16	1,525,000	1,604,738

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2013

	Face amount[1]		Value
Corporate notes—(continued)
Pipelines—(concluded)
Florida Gas Transmission Co. LLC 5.450%, due 07/15/20[3]		494,000	$543,626
Williams Cos., Inc. 7.875%, due 09/01/21		520,000	628,137
			5,951,525
Real estate investment trusts—0.26%
Boston Properties LP 3.125%, due 09/01/23		570,000	529,280
UDR, Inc. MTN 4.250%, due 06/01/18		600,000	639,214
			1,168,494
Rental auto/equipment—0.12%
United Rentals North America, Inc. 7.625%, due 04/15/22		500,000	557,500
Retail—0.25%
QVC, Inc. 5.950%, due 03/15/43[3]		620,000	565,217
TJX Cos., Inc. 2.500%, due 05/15/23		595,000	548,718
			1,113,935
Special purpose entity—0.29%
Capital One Multi-Asset, Series 4-3C 6.625%, due 06/17/14	GBP	350,000	550,190
Crown Castle Towers LLC 6.113%, due 01/15/20[3]		660,000	749,432
			1,299,622
Telecommunications—0.79%
Qwest Corp. 7.500%, due 10/01/14		194,000	207,632
SBA Tower Trust 4.254%, due 04/15/15[3]		1,200,000	1,240,732
Sprint Nextel Corp. 7.000%, due 03/01/20[3]		498,000	542,820
Telefonica Emisiones SAU 4.570%, due 04/27/23		470,000	454,434
Verizon Communications, Inc. 2.450%, due 11/01/22[6]		750,000	677,548
Virgin Media Secured Finance PLC 6.500%, due 01/15/18		405,000	422,212
			3,545,378
Telephone-integrated—0.40%
Level 3 Financing, Inc. 8.125%, due 07/01/19		535,000	580,475
Qwest Communications International, Inc. 7.125%, due 04/01/18		1,197,000	1,241,888
			1,822,363
	Face amount[1]	Value
Corporate notes—(concluded)
Tobacco—0.07%
Philip Morris International, Inc. 4.125%, due 03/04/43	330,000	$297,164
Utilities—0.51%
CMS Energy Corp. 2.750%, due 05/15/14	815,000	825,556
5.050%, due 03/15/22	495,000	539,177
HD Supply, Inc. 7.500%, due 07/15/20[3]	900,000	954,000
		2,318,733
Wireless telecommunications—0.13%
Softbank Corp. 4.500%, due 04/15/20[3]	605,000	585,338
Total corporate notes (cost—$109,928,321)		110,404,807
	Number of shares
Preferred stock—0.05%
Banking-US—0.05%
The Goldman Sachs Group, Inc.[2,8] (cost—$229,250)	9,170	217,512
	Face amount[1]
Non-US government obligations—0.37%
Republic of Brazil 4.875%, due 01/22/21	820,000	875,760
Republic of Colombia 2.625%, due 03/15/23[6]	530,000	467,725
Republic of Turkey 6.000%, due 01/14/41	340,000	328,100
Total non-US government obligations (cost—$1,868,598)		1,671,585
Repurchase agreement—3.38%
Repurchase agreement dated 07/31/13 with State Street Bank and Trust Co., 0.010% due 08/01/13, collateralized by $667,058 Federal Home Loan Mortgage Corp. obligations, 1.960% due 11/07/22, $15,377,029 Federal National Mortgage Association obligations, 2.140% to 2.170% due 11/07/22 and $505,636 US Treasury Notes, 0.250% to 0.750% due 10/31/13 to 12/15/13; (value—$15,563,335); proceeds: $15,258,004 (cost—$15,258,000)	15,258,000	15,258,000

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2013

	Number of contracts/ Notional amount		Value
Options purchased—0.20%
Call options & swaptions purchased—0.03%
3 Month USD LIBOR 10 Year Swap, strike @ 1.750%, expires 09/16/13 (Counterparty: JPMorgan Chase Bank; receive fixed rate); underlying swap terminates 09/18/23[9]	USD	6,700,000	$6
3 Month USD LIBOR 30 Year Swap, strike @ 3.250%, expires 07/11/14 (Counterparty: Goldman Sachs Bank USA; receive fixed rate); underlying swap terminates 07/15/44[9]	USD	2,700,000	68,019
EUR Call/USD Put, Strike @ USD 1.38, expiring 01/02/14	EUR	3,450,000	37,943
			105,968
Put options & swaptions purchased—0.17%
3 Month USD LIBOR 5 Year Swap, strike @ 3.000%, expires 07/24/15 (Counterparty: Goldman Sachs Bank USA; receive fixed rate); underlying swap terminates 07/28/20[9]	USD	7,700,000	197,140
3 Month USD LIBOR 5 Year Swap, strike @ 4.500%, expires 07/18/18 (Counterparty: Credit Suisse International; receive fixed rate); underlying swap terminates 07/20/23[9]	USD	11,200,000	372,853
3 Month USD LIBOR 10 Year Swap, strike @ 4.000%, expires 06/06/16 (Counterparty: Goldman Sachs Bank USA; receive fixed rate); underlying swap terminates 06/08/26[9]	USD	3,300,000	182,399
	Number of contracts/ Notional amount		Value
Options purchased—(concluded)
Put options & swaptions purchased—(concluded)
6 Month EURIBOR Interest Rate Swap, strike @ 4.500%, expires 09/16/13 (Counterparty: Credit Suisse International; receive fixed rate); underlying swap terminates 09/18/43[9]	EUR	2,700,000	$0
6 Month EURIBOR Interest Rate Swap, strike @ 4.500%, expires 10/21/13 (Counterparty: Goldman Sachs Bank USA; receive fixed rate); underlying swap terminates 10/23/43[9]	EUR	2,500,000	0
6 Month EURIBOR 30 Year Swap, strike @ 4.500%, expires 11/11/13 (Counterparty: Credit Suisse International; receive fixed rate); underlying swap terminates 11/13/43[9]	EUR	2,200,000	0
GBP Put/USD Call, Strike @ GBP 1.48, expiring 09/03/13	USD	1,875,000	7,622
			760,014
Total options purchased (cost—$1,076,476)			865,982
	Number of shares
Investment of cash collateral from securities loaned—0.15%
Money market fund—0.15%
UBS Private Money Market Fund LLC[10] (cost—$702,620)		702,620	702,620
Total investments (cost—$473,668,959)—104.87%			472,540,425
Liabilities in excess of other assets—(4.87)%			(21,932,179)
Net assets—100.00%			$450,608,246

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 218.

Aggregate cost for federal income tax purposes was $474,342,176; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$3,212,199
Gross unrealized depreciation	(5,013,950)
Net unrealized depreciation	$(1,801,751)

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2013

Written options activity for the year ended July 31, 2013 was as follows:

	Number of contracts	Premiums received
Options outstanding at July 31, 2012	65	$43,134
Options written	1,027	342,059
Options terminated in closing purchase transactions	(1,092)	(385,193)
Options expired prior to exercise	—	—
Options outstanding at July 31, 2013	0	$0

Written swaptions9

Notional amount (000)		Put swaptions written	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized depreciation
USD	22,400	3 Month USD LIBOR Interest Rate Swap strike @ 6.00%, terminating 07/20/23	CSI	Pay	07/18/18	$344,921	$(359,005)	$(14,084)

Swaptions and foreign exchange written options activity for the year ended July 31, 2013 was as follows:

Premiums received
Swaptions and foreign exchange written options outstanding at July 31, 2012	$793,645
Swaptions and foreign exchange options written	1,374,829
Swaptions and foreign exchange written options terminated in closing purchase transactions	(1,823,553)
Swaptions and foreign exchange written options expired prior to exercise	—
Swaptions and foreign exchange written options outstanding at July 31, 2013	$344,921

Futures contracts

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
US Treasury futures buy contracts:
29	USD	US Long Bond Futures	September 2013	$3,941,673	$3,887,813	$(53,860)
191	USD	US Treasury Note 5 Year Futures	September 2013	23,094,292	23,181,133	86,841
374	USD	US Treasury Note 10 Year Futures	September 2013	47,358,766	47,287,625	(71,141)
Interest rate futures buy contracts:
86	USD	Eurodollar 90 Day Futures	September 2015	21,261,147	21,262,425	1,278
				$95,655,878	$95,618,996	$(36,882)
				Proceeds
US Treasury futures sell contracts:
47	USD	Ultra Long US Treasury Bond Futures	September 2013	$7,029,266	$6,779,750	$249,516
Interest rate futures sell contracts:
29	EUR	German Euro Bund Futures	September 2013	5,508,925	5,482,335	26,590
				$12,538,191	$12,262,085	$276,106
						$239,224

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2013

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BB	USD	2,450,000	CAD	2,518,708	08/13/13	$1,549
BB	USD	5,082,779	GBP	3,265,000	08/13/13	(116,290)
BNP	GBP	1,255,000	USD	1,961,530	08/13/13	52,512
BOA	EUR	1,646,000	USD	2,163,448	08/05/13	(26,329)
BOA	JPY	473,864,000	USD	4,798,164	08/05/13	(41,702)
BOA	USD	4,666,358	EUR	3,575,000	08/05/13	89,689
CITI	EUR	1,767,000	USD	2,347,320	08/05/13	(3,431)
CITI	EUR	1,508,000	USD	1,976,439	08/22/13	(29,860)
CITI	GBP	2,010,000	USD	3,129,086	08/13/13	71,614
CITI	GBP	1,525,000	EUR	1,770,185	09/09/13	35,973
DB	GBP	145,000	USD	218,661	10/22/13	(1,807)
DB	USD	2,672,619	GBP	1,755,000	09/30/13	(3,864)
GSCM	GBP	1,755,000	USD	2,626,849	09/30/13	(41,906)
RBC	CAD	2,496,033	USD	2,450,000	08/13/13	20,521
RBS	USD	4,715,000	JPY	474,469,978	08/05/13	131,055
						$137,724

Interest rate swaps

				Rate type
Counterparty	Notional amount (000)		Termination date	Payments made by the Portfolio[11]	Payments received by the Portfolio[11]	Upfront payments received (made)	Value	Unrealized appreciation
CSI	USD	2,800	05/21/43	3.084%	3 Month USD LIBOR	$—	$293,538	$293,538
CSI	USD	1,500	07/05/42	2.481	3 Month USD LIBOR	—	325,747	325,747
GSB	USD	1,600	05/13/23	1.944	3 Month USD LIBOR	—	115,651	115,651
						$—	$734,936	$734,936

Centrally cleared interest rate swap agreements

			Rate type
Notional amount (000)		Termination date	Payments made by the Portfolio[11]	Payments received by the Portfolio[11]	Value	Unrealized appreciation (depreciation)
USD	14,400	07/05/18	3 Month USD LIBOR	0.274%	$(19,675)	$(19,943)
USD	2,000	07/22/18	1.477%	3 Month USD LIBOR	5,303	5,266
USD	3,600	07/22/20	2.129	3 Month USD LIBOR	7,233	7,162
USD	7,300	07/22/20	2.094	3 Month USD LIBOR	31,832	31,689
USD	2,500	07/11/23	2.855	3 Month USD LIBOR	(18,494)	(18,547)
USD	8,300	06/21/20	1.784	3 Month USD LIBOR	210,401	210,237
USD	900	07/01/23	2.710	3 Month USD LIBOR	4,956	4,936
USD	3,400	07/26/20	3 Month USD LIBOR	2.900	(3,269)	(3,333)
					$218,287	$217,467

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2013

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2013 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government obligations	$—	$266,036,543	$—	$266,036,543
Federal home loan bank certificate	—	1,740,887	—	1,740,887
Federal home loan mortgage corporation certificates	—	8,186,308	—	8,186,308
Federal national mortgage association certificates	—	15,269,507	—	15,269,507
Collateralized mortgage obligations	—	22,398,815	1,429,856	23,828,671
Asset-backed securities	—	27,951,445	406,558	28,358,003
Corporate notes	—	109,176,245	1,228,562	110,404,807
Preferred stock	217,512	—	—	217,512
Non-US government obligations	—	1,671,585	—	1,671,585
Repurchase agreement	—	15,258,000	—	15,258,000
Options and swaptions purchased	—	865,982	—	865,982
Investment of cash collateral from securities loaned	—	702,620	—	702,620
Swaptions written	—	(359,005)	—	(359,005)
Futures contracts, net	239,224	—	—	239,224
Forward foreign currency contracts, net	—	137,724	—	137,724
Swap agreements, net[12]	—	952,403	—	952,403
Total	$456,736	$469,989,059	$3,064,976	$473,510,771

At July 31, 2013, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Portfolio's investments that were valued using unobservable inputs (Level 3) for the year ended July 31, 2013:

	Collateralized mortgage obligations	Asset-backed securities	Corporate notes	Total
Beginning balance	$—	$2,224,846	$—	$2,224,846
Purchases	1,883,215	—	1,215,000	3,098,215
Sales	(444,945)	(1,810,878)	—	(2,255,823)
Accrued discounts/(premiums)	2,376	(200)	—	2,176
Total realized gain/(loss)	—	(264)	—	(264)
Net change in unrealized appreciation/depreciation	(10,790)	(6,946)	13,562	(4,174)
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Ending balance	$1,429,856	$406,558	$1,228,562	$3,064,976

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at July 31, 2013 was $(1,998).

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2013

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	94.9%
Switzerland	1.2
Canada	0.8
United Kingdom	0.7
Cayman Islands	0.4
Australia	0.4
Mexico	0.3
Brazil	0.3
Italy	0.2
Japan	0.1
Norway	0.1
Colombia	0.1
Spain	0.1
Netherlands	0.1
Guernsey	0.1
Chile	0.1
Turkey	0.1
Germany	0.0 †
Total	100.0%

†  Amount is less than 0.05%.

Portfolio footnotes

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

**  Non-income producing security.

1  In US Dollars unless otherwise indicated.

2  Variable or floating rate security. The interest rate shown is the current rate as of July 31, 2013 and changes periodically.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 13.21% of net assets as of July 31, 2013, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

4  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At July 31, 2013, the value of these securities amounted to 0.42% of net assets.

5  Perpetual bond security. The maturity date reflects the next call date.

6  Security, or portion thereof, was on loan at July 31, 2013.

7  Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

8  Non cumulative preferred stock. The next call date is 05/10/23.

9  Illiquid investments representing 0.26% of net assets as of July 31, 2013.

10  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2013. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/12	Purchases during the year ended 07/31/13	Sales during the year ended 07/31/13	Value at 07/31/13	Net income earned from affiliate for the year ended 07/31/13
UBS Private Money Market Fund LLC	$2,964,113	$669,980,353	$672,241,846	$702,620	$2,051

11  Payments made/received are based on the notional amount.

12  Swap agreements are included in the table at value, with the exception of centrally cleared swap agreements which are included in the table at unrealized appreciation (depreciation).

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Performance

For the 12 months ended July 31, 2013, the Portfolio's Class P shares declined 2.37% before the deduction of the maximum PACE Select program fee. (Class P shares declined 4.30% after the deduction of the maximum PACE Select program fee for the same 12-month period.) In comparison, the Barclays US Government/Credit Index (the "benchmark") declined 2.00%, and the Lipper Intermediate Investment Grade Debt Funds category posted a median decline of 0.96%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 43. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments1

(Please note that while the Sub-Advisor outperformed the benchmark on a gross of fees basis, the Portfolio underperformed net of fees, as reported under "Performance." As stated in footnote one, the comments that follow address performance on a gross of fees basis.)

The Portfolio outperformed its benchmark during the 12-month reporting period. A short duration in the US contributed to results, as US interest rates rose during the period. (Duration measures a portfolio's sensitivity to interest rate changes.) However, an emphasis on the intermediate portion of the yield curve detracted from results, as intermediate rates rose the most during the reporting period. Duration exposure outside of the US, particularly in the UK, was negative for performance as rates rose across the globe.

An underweight to corporate bonds, especially in the second half of 2012, detracted from relative performance as the sector outperformed like-duration Treasuries during the 12-months. This negative impact, however, was mitigated by an allocation to high yield corporate bonds, which posted strong returns as investors searched for incremental yield.

Exposures to agency mortgage-backed securities ("MBS") and senior non-agency MBS contributed to returns, as these securities benefited from investor demand for higher yielding assets and the Federal Reserve Board's

PACE Select Advisors Trust – PACE Strategic Fixed Income Investments

Investment Sub-Advisor:

Pacific Investment Management Company LLC ("PIMCO")

Portfolio Manager:

Saumil H. Parikh

Objective:

Total return consisting of income and capital appreciation

Investment process:

The Portfolio invests primarily in investment grade fixed income securities of governmental and private issuers in the United States and foreign countries. Its duration (a measure of a portfolio's sensitivity to interest rate changes) is normally limited to within two years (plus or minus) of the effective duration of the Portfolio's benchmark index. PIMCO seeks to invest in the areas of the bond market it considers undervalued, based on such factors as quality, sector, coupon and maturity. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the Portfolio's mortgage-backed bonds, and will also buy and sell securities to adjust the average portfolio duration, credit quality, yield curve, sector and prepayment exposure, as appropriate.

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Sub-Advisor's comments – concluded

quantitative easing program. A small allocation to commercial mortgage-backed securities ("CMBS") was also beneficial for returns.

An allocation to local rates in Brazil was negative for performance as interest rates in the country rose following US rates moving higher. However, exposure to US dollar-denominated emerging markets debt was positive for returns.

The use of generated positive results during the reporting period. Interest rate swaps were used to adjust interest rate and yield curve exposures, as well as to substitute for physical securities. Credit default swaps were utilized to manage credit exposure in lieu of the direct buying or selling of securities. While options and options on swaps were primarily used to manage interest rate and volatility exposures, they were also used to generate income in expected interest rate scenarios. Government futures were utilized to adjust interest rate exposures and replicate government bond positions.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return consisting of income and capital appreciation and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Strategic Fixed Income Investments Class P shares versus the Barclays US Government/Credit Index over the 10 years ended July 31, 2013. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Strategic Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/13	1 year	5 years	10 years
Before deducting maximum sales charge or PACE Select program fee
Class A1	(2.60)%	7.66%	6.27%
Class C2	(2.99)%	7.16%	5.76%
Class Y3	(2.38)%	7.95%	6.59%
Class P4	(2.37)%	7.93%	6.54%
After deducting maximum sales charge or PACE Select program fee
Class A1	(6.98)%	6.67%	5.79%
Class C2	(3.69)%	7.16%	5.76%
Class P4	(4.30)%	5.80%	4.43%
Barclays US Government/Credit Index[5]	(2.00)%	5.33%	4.90%
Lipper Intermediate Investment Grade Debt Funds median	(0.96)%	5.78%	4.67%

Average annual total returns for periods ended June 30, 2013, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, (5.00)%; 5-year period, 6.78%; 10-year period, 5.32%; Class C—1-year period, (1.69)%; 5-year period, 7.25%; 10-year period, 5.30%; Class Y—1-year period, (0.29)%; 5-year period, 8.06%; 10-year period, 6.12%; Class P—1-year period, (2.32)%; 5-year period, 5.89%; 10-year period, 3.98%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2012 prospectuses, were as follows: Class A—1.04% and 1.04%; Class C—1.52% and 1.52%; Class Y—0.89% and 0.81%; and Class P—0.82% and 0.81%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2013 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.06%; Class C—1.56%; Class Y—0.81%; and Class P—0.81%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

5  The Barclays US Government/Credit Index is an unmanaged index which is composed of all investment-grade bonds that have at least one year to maturity. The Index's total return comprises price appreciation/depreciation and income as a percentage of the original investment. The Index is rebalanced monthly by market capitalization. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	07/31/13
Weighted average duration	6.0 yrs.
Weighted average maturity	7.3 yrs.
Average coupon	3.21%
Net assets (mm)	$925.4
Number of holdings	334
Portfolio composition[1]	07/31/13
Bonds, notes and loan assignments	96.2%
Preferred stock	0.8
Investments sold short	(0.2)
Swaptions, swaps, futures and forward foreign currency contracts	(1.4)
Cash equivalents and other assets less liabilities	4.6
Total	100.0%
Quality diversification[1]	07/31/13
US government and agency securities	51.2%
AAA	2.8
AA	5.8
A	14.6
BBB	7.8
BB	5.0
B	1.5
Below B/non-rated	7.5
Preferred stock	0.8
Investments sold short	(0.2)
Swaptions, swaps, futures and forward foreign currency contracts	(1.4)
Cash equivalents and other assets less liabilities	4.6
Total	100.0%
Asset allocation[1]	07/31/13
US government obligations	35.3%
Corporate notes	23.6
Collateralized mortgage obligations	21.4
Asset-backed securities	5.5
Non-US government obligations	4.3
US government agency mortgage pass-through certificates	3.4
Municipal bonds and notes	2.3
Preferred stock	0.8
Loan assignments	0.4
Investments sold short	(0.2)
Swaptions, swaps, futures, and forward foreign currency contracts	(1.4)
Cash equivalents and other assets less liabilities	4.6
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2013. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2013

	Face amount[1]	Value
US government obligations[1]—35.24%
US Treasury Inflation Index Bonds (TIPS) 0.625%, due 02/15/43[2]	16,139,320	$13,388,067
2.000%, due 01/15/26	2,699,257	3,123,124
2.375%, due 01/15/27[2]	3,696,160	4,452,428
2.500%, due 01/15/29	2,061,348	2,537,552
US Treasury Notes 1.375%, due 06/30/18	287,000,000	287,067,158
2.000%, due 02/15/23	16,300,000	15,538,480
Total US government obligations (cost—$363,456,529)		326,106,809
Government national mortgage association certificates—0.01%
GNMA II ARM 1.625%, due 11/20/23	5,180	5,383
1.625%, due 01/20/26	12,473	12,979
1.750%, due 07/20/25	6,801	7,059
1.750%, due 05/20/26	21,098	21,921
Total government national mortgage association certificates (cost—$45,997)		47,342
Federal home loan mortgage corporation certificates*—0.16%
FHLMC 7.645%, due 05/01/25	1,204,818	1,407,434
FHLMC ARM 5.628%, due 03/01/36	104,794	110,322
Total federal home loan mortgage corporation certificates (cost—$1,312,231)		1,517,756
Federal housing administration certificates—0.00%††
FHA GMAC 7.430%, due 06/01/21	16,994	16,994
FHA Reilly 7.430%, due 10/01/20	4,009	4,009
Total federal housing administration certificates (cost—$22,213)		21,003
Federal national mortgage association certificates*—3.23%
FNMA 3.500%, due 11/01/21[2]	4,086,079	4,311,281
3.500%, due 12/01/25	1,088,436	1,141,763
4.500%, due 04/01/29[2]	690,774	735,264
5.399%, due 11/01/34	9,291,032	10,185,050
FNMA ARM 1.569%, due 08/01/40	52,862	54,175
2.049%, due 05/01/30	63,687	66,890
2.338%, due 04/01/27	20,295	21,508
2.400%, due 05/01/27	17,412	18,571
2.475%, due 10/01/35	118,837	126,415
2.585%, due 01/01/36	109,004	115,889
	Face amount[1]	Value
Federal national mortgage association certificates*—(concluded)
2.628%, due 03/01/36	90,997	$96,470
3.063%, due 09/01/35	130,120	138,036
5.339%, due 01/01/36	192,381	206,451
5.367%, due 11/01/35	158,882	170,747
5.437%, due 03/01/36	118,892	127,491
5.518%, due 12/01/35	143,712	154,110
5.645%, due 02/01/36	223,427	240,263
5.682%, due 06/01/36	30,273	30,796
5.692%, due 03/01/36	129,058	138,953
5.784%, due 03/01/36	128,534	138,777
FNMA ARM COFI 3.250%, due 11/01/26[3]	58,637	53,945
FNMA 3.000%, VRD	12,000,000	11,627,813
Total federal national mortgage association certificates (cost—$28,608,538)		29,900,658
Collateralized mortgage obligations—21.41%
ARM Trust, Series 2005-5, Class 2A1 2.871%, due 09/25/35	344,174	305,878
Banc of America Funding Corp., Series 2005-D, Class A1 2.639%, due 05/25/35	2,328,477	2,332,473
Series 2007-3, Class 2A1 5.500%, due 09/25/34	368,843	366,682
Banc of America Large Loan, Series 2010-HLTN, Class HLTN 2.491%, due 11/15/15[4]	9,170,361	9,214,691
Series 2010-UB5, Class A4A 5.634%, due 02/17/51[4]	2,500,000	2,845,175
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2003-2, Class BWG 8.155%, due 10/11/37[4]	2,707,388	2,739,075
Series 2003-2, Class BWK 10.676%, due 10/11/37[4]	1,839,575	1,868,930
Banc of America Merrill Lynch Large Loan, Series 2012-PARK, Class A 2.959%, due 12/10/30[4]	1,000,000	942,085
Banc of America Mortgage Securities, Inc., Series 2004-H, Class 2A2 3.104%, due 09/25/34	1,963,097	1,924,371
Bank of America Mortgage Securities, Inc., Series 2002-G, Class 1A3 3.437%, due 07/20/32	5,645	5,617
Bear Stearns Alternative Loan Trust-A Trust, Series 2003-3, Class 1A 2.417%, due 10/25/33	36,203	33,020

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2013

	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Series 2004-9, Class 2A1 2.941%, due 09/25/34	846,188	$724,577
Series 2005-7, Class 22A1 2.810%, due 09/25/35	1,334,083	1,087,726
Series 2006-1, Class 21A2 2.564%, due 02/25/36	1,254,398	748,570
Bear Stearns ARM Trust, Series 2003-1, Class 5A1 2.423%, due 04/25/33	16,511	16,224
Series 2003-1, Class 6A1 2.573%, due 04/25/33	69,409	70,049
Series 2003-5, Class 2A1 2.600%, due 08/25/33	445,655	445,287
Series 2004-3, Class 1A2 2.917%, due 07/25/34	333,519	323,906
Series 2004-6, Class 2A1 3.013%, due 09/25/34	1,704,612	1,566,075
Series 2004-7, Class 1A1 3.115%, due 10/25/34	456,847	377,599
Series 2004-9, Class 22A1 3.454%, due 11/25/34	45,674	46,001
Series 2005-2, Class A1 2.600%, due 03/25/35	1,369,566	1,367,837
Series 2005-5, Class A2 2.320%, due 08/25/35	2,401,871	2,383,769
Series 2005-9, Class A1 2.470%, due 10/25/35	1,755,106	1,656,988
Chase Mortgage Finance Corp., Series 2005-S3, Class A10 5.500%, due 11/25/35	3,227,000	3,177,811
Series 2007-S6, Class 2A1 5.500%, due 12/25/22	1,641,599	1,672,279
Citigroup Mortgage Loan Trust, Inc., Series 2005-11, Class A1A 2.540%, due 05/25/35	724,347	701,134
Series 2005-4, Class A 5.306%, due 08/25/35	2,496,157	2,405,215
Series 2005-6, Class A2 2.290%, due 09/25/35	164,087	159,291
Series 2005-6, Class A3 1.940%, due 09/25/35	27,460	26,983
Series 2006-AR1, Class 1A1 2.550%, due 10/25/35	4,119,246	3,851,289
Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1 6.250%, due 12/25/33	200,713	212,320
Series 2005-62, Class 2A1 1.168%, due 12/25/35	543,056	375,508
Series 2006-41CB, Class 1A9 6.000%, due 01/25/37	1,129,121	889,615
Countrywide Home Loan Mortgage Pass Through Trust, Series 2003-R4, Class 2A 6.500%, due 01/25/34[4]	1,094,044	1,132,576
	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Series 2004-12, Class 11A1 2.833%, due 08/25/34	591,191	$509,013
Series 2004-12, Class 11A2 2.833%, due 08/25/34	380,051	337,549
Series 2004-12, Class 12A1 2.658%, due 08/25/34	121,634	110,705
Series 2005-HYB9, Class 5A1 2.438%, due 02/20/36	410,581	307,596
DLJ Commercial Mortgage Corp., Series 1999-CG2, Class B4 6.100%, due 06/10/32[4]	767,127	772,270
FHLMC REMIC,* Series 1278, Class K 7.000%, due 05/15/22	61,227	67,989
Series 1367, Class KA 6.500%, due 09/15/22	1,303	1,439
Series 1502, Class PX 7.000%, due 04/15/23	352,066	393,463
Series 1503, Class PZ 7.000%, due 05/15/23	114,530	129,405
Series 1534, Class Z 5.000%, due 06/15/23	123,527	134,384
Series 1548, Class Z 7.000%, due 07/15/23	83,760	94,205
Series 1562, Class Z 7.000%, due 07/15/23	142,768	162,413
Series 1694, Class Z 6.500%, due 03/15/24	63,276	71,769
Series 2061, Class Z 6.500%, due 06/15/28	230,039	257,260
Series 2400, Class FQ 0.691%, due 01/15/32	148,468	149,545
Series 2579, Class DZ 5.000%, due 03/15/34	7,965,622	8,716,079
Series 2764, Class LZ 4.500%, due 03/15/34	3,041,533	3,264,645
Series 2764, Class ZG 5.500%, due 03/15/34	4,826,963	5,314,448
Series 2835, Class JZ 5.000%, due 08/15/34	1,168,283	1,261,853
Series 2921, Class PG 5.000%, due 01/15/35	6,200,000	6,783,699
Series 2983, Class TZ 6.000%, due 05/15/35	6,155,404	6,870,951
Series 3149, Class CZ 6.000%, due 05/15/36	7,720,011	8,655,622
Series G23, Class KZ 6.500%, due 11/25/23	105,633	119,596
Series T-054, Class 2A 6.500%, due 02/25/43	817,648	976,121
Series T-058, Class 2A 6.500%, due 09/25/43	3,057,799	3,420,570
Series T-075, Class A1 0.230%, due 12/25/36	1,494,875	1,486,052

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2013

	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 2A1 2.615%, due 08/25/35	93,125	$88,740
FNMA REMIC,* Series 1991-065, Class Z 6.500%, due 06/25/21	5,076	5,491
Series 1992-040, Class ZC 7.000%, due 07/25/22	14,797	16,475
Series 1992-129, Class L 6.000%, due 07/25/22	6,826	7,559
Series 1993-037, Class PX 7.000%, due 03/25/23	18,367	20,761
Series 1993-060, Class Z 7.000%, due 05/25/23	104,872	117,070
Series 1993-070, Class Z 6.900%, due 05/25/23	15,844	17,905
Series 1993-096, Class PZ 7.000%, due 06/25/23	90,615	101,227
Series 1993-160, Class ZB 6.500%, due 09/25/23	32,710	36,576
Series 1993-163, Class ZB 7.000%, due 09/25/23	8,878	10,109
Series 1994-023, Class PX 6.000%, due 08/25/23	23,272	23,432
Series 1998-066, Class FG 0.490%, due 12/25/28	69,785	69,847
Series 1999-W4, Class A9 6.250%, due 02/25/29	498,538	562,563
Series 2000-034, Class F 0.640%, due 10/25/30	10,141	10,155
Series 2002-080, Class A1 6.500%, due 11/25/42	1,479,054	1,646,795
Series 2003-064, Class AH 6.000%, due 07/25/33	5,974,922	6,664,099
Series 2003-W8, Class 2A 7.000%, due 10/25/42	71,609	82,333
Series 2004-T1, Class 1A1 6.000%, due 01/25/44	1,123,426	1,190,619
Series 2004-W8, Class 2A 6.500%, due 06/25/44	1,556,677	1,805,553
Series 2005-024, Class ZE 5.000%, due 04/25/35	1,724,735	1,876,463
Series 2005-116, Class TZ 5.500%, due 01/25/36	8,338,460	9,222,545
Series 2005-120, Class ZU 5.500%, due 01/25/36	8,410,043	9,220,048
Series 2006-065, Class GD 6.000%, due 07/25/26	2,706,044	3,021,556
GNMA REMIC, Trust Series 2000-009, Class FG 0.792%, due 02/16/30	94,175	95,556
Trust Series 2002-031, Class FW 0.592%, due 06/16/31	97,835	98,818
Trust Series 2003-98, Class Z 6.000%, due 11/20/33	12,640,538	14,294,389
Trust Series 2005-26, Class ZA 5.500%, due 01/20/35	7,582,948	8,647,435
	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
GS Residential Mortgage Loan Trust, Series 2005-AR6, Class 2A1 2.664%, due 09/25/35	1,424,712	$1,400,679
Harborview Mortgage Loan Trust, Series 2004-11, Class 3A1A 0.542%, due 01/19/35	103,279	69,953
Series 2005-4, Class 3A1 2.758%, due 07/19/35	562,895	478,273
Housing Security, Inc., Series 1992-8, Class B 2.730%, due 06/25/24	157,324	156,926
JP Morgan Mortgage Trust 2006-A4, Series 2006-A4, Class 2A2 2.505%, due 06/25/36	1,022,326	880,951
JP Morgan Mortgage Trust, Series 2005-A8, Class 1A1 5.153%, due 11/25/35	3,460,288	3,260,166
Lehman Brothers Mortgage Trust, Series 1991-2, Class A3 8.520%, due 01/20/17	112,810	115,797
NAAC Reperforming Loan REMIC Trust 2004-R3, Series 2004-R3, Class A1 6.500%, due 02/25/35[4]	1,321,630	1,380,465
RBSSP Resecuritization Trust 2009-3, Series 2009-3, Class 1A3 5.500%, due 11/26/35[5]	106,213	105,901
Residential Accredit Loans, Inc., Series 2006-Q03, Class A1 0.400%, due 04/25/46	1,663,495	748,173
Residential Asset Securitization Trust, Series 2006-A14C, Class 2A6 0.640%, due 12/25/36	1,421,068	506,412
Residential Funding Mortgage Security I, Series 2004-S9, Class 1A23 5.500%, due 12/25/34	2,300,000	2,358,011
Sequoia Mortgage Trust, Series 2005-4, Class 2A1 2.650%, due 04/20/35	1,996,059	1,955,988
Series 2007-3, Class 1A1 0.392%, due 07/20/36	510,569	451,061
Small Business Administration, Series 1999-20K, Class 1 7.060%, due 11/01/19	142,958	156,587
Series 2000-20K, Class 1 7.220%, due 11/01/20	209,278	232,935
Series 2002-20K, Class 1 5.080%, due 11/01/22	1,200,873	1,310,030

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2013

	Face amount[1]	Value
Collateralized mortgage obligations—(concluded)
Series 2003-20I, Class 1 5.130%, due 09/01/23	292,110	$316,583
Series 2003-20L, Class 1 4.890%, due 12/01/23	784,093	856,375
Series 2004-P10A, Class 1 4.504%, due 02/10/14	526,565	531,397
Series 2005-20H, Class 1 5.110%, due 08/01/25	1,211,478	1,325,393
Series 2007-20D, Class 1 5.320%, due 04/01/27	3,524,400	3,886,592
Structured ARM Loan Trust, Series 2004-8, Class 3A 2.510%, due 07/25/34	1,100,189	1,078,682
Structured Asset Mortgage Investments, Inc., Series 2002-AR3, Class A1 0.852%, due 09/19/32	286,710	274,566
Series 2006-AR3, Class 11A1 0.400%, due 04/25/36	3,725,826	2,577,732
Structured Asset Securities Corp., Series 2001-SB1, Class A2 3.375%, due 08/25/31	1,297,134	1,274,246
WaMu Mortgage Pass Through Certificates, Series 2002-AR6, Class A 1.562%, due 06/25/42	46,085	41,057
Series 2005-AR1, Class A1A 0.510%, due 01/25/45	126,422	114,191
Series 2005-AR13, Class A1A1 0.480%, due 10/25/45	1,466,204	1,317,002
Series 2005-AR2, Class 2A1A 0.500%, due 01/25/45	145,822	132,467
Series 2006-AR2, Class 2A1 4.557%, due 03/25/36	1,471,570	1,359,952
Series 2006-AR7, Class 3A 2.451%, due 07/25/46	2,216,244	1,985,149
Series 2006-AR9, Class 1A 1.163%, due 08/25/46	1,603,051	1,274,486
Series 2006-AR9, Class 2A 2.451%, due 08/25/46	1,211,346	1,038,830
Wells Fargo Mortgage Backed Securities Trust, Series 2003-M, Class A1 4.694%, due 12/25/33	367,294	368,226
Series 2004-CC, Class A1 2.619%, due 01/25/35	232,937	229,542
Series 2004-DD, Class 2A6 2.618%, due 01/25/35	2,751,726	2,696,218
Series 2006-AR2, Class 2A1 2.640%, due 03/25/36	1,827,176	1,804,009
Series 2006-AR8, Class 1A1 2.680%, due 04/25/36	757,406	748,430
Total collateralized mortgage obligations (cost—$186,556,306)		198,118,819
	Face amount[1]	Value
Asset-backed securities—5.51%
Black Diamond CLO 2005-1 Delaware Corp. Series 2005-1A, Class A1A 0.522%, due 06/20/17[4]	23,729	$23,669
BlueMountain CLO Ltd. Series 2005-1A, Class A1F 0.513%, due 11/15/17[4]	330,794	329,544
Countrywide Asset-Backed Certificates, Series 2005-13, Class 3AV3 0.440%, due 04/25/36	934,873	907,882
Series 2006-4, Class 2A2 0.370%, due 07/25/36	888,369	861,883
Credit Suisse Mortgage Capital Certificate 2010-UD1 5.759%, due 12/18/49[4]	1,126,746	1,271,229
CSAB Mortgage Backed Trust, Series 2006-1, Class A6A 6.172%, due 06/25/36[6]	673,209	447,769
Delta Funding Home Equity Loan Trust, Series 1999-003, Class A1A 1.011%, due 09/15/29	60,720	53,296
Duane Street CLO III Ltd. Series 2006-3A, Class A1 0.519%, due 01/11/21[4]	4,179,295	4,127,793
EFS Volunteer LLC, Series 2010-1, Class A1 1.116%, due 10/26/26[4]	515,568	510,153
Euro-Galaxy CLO BV, Series 2006-1X, Class A2 0.460%, due 10/23/21[5,7]	4,588,116	5,882,012
First Frankin Mortgage Loan Trust 2005-FFH3, Series 2005-FFH3, Class M2 0.720%, due 09/25/35	1,000,000	902,699
Franklin CLO Ltd. Series 5A, Class A2 0.533%, due 06/15/18[4]	5,714,000	5,584,693
Galaxy CLO Ltd. Series 2005-5A, Class A1 0.526%, due 10/20/17[4]	75,803	75,647
Goldentree Loan Opportunities V Ltd. Series 2007-5A, Class A 0.961%, due 10/18/21[4]	2,500,000	2,461,785
Home Equity Asset Trust 2005-2, Series 2005-2, Class M5 1.285%, due 07/25/35	1,000,000	849,945
Inwood Park CDO Ltd. Series 2006-1A, Class A1A 0.491%, due 01/20/21[4]	4,779,109	4,735,978
Kingsland I Ltd. Series 2005-1A, Class A1A 0.522%, due 06/13/19[4]	1,016,165	1,011,663

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2013

	Face amount[1]	Value
Asset-backed securities—(concluded)
Landmark V CDO Ltd. Series 2005-1A, Class A1L 0.575%, due 06/01/17[4]	280,405	$280,250
Landmark VII CDO Ltd. Series 2006-7A, Class A1L 0.543%, due 07/15/18[4]	4,968,066	4,913,959
LightPoint Pan-European CLO 2006-1 PLC, Series 2006-1X, Class A 0.476%, due 01/31/22[5,7]	984,489	1,282,560
Madison Park Funding I Ltd. Series 2005-1A, Class AT 0.545%, due 05/10/19[4]	889,894	885,394
Mid-State Trust Series 4, Class A 8.330%, due 04/01/30	181,373	191,749
Morgan Stanley ABS Capital I, Inc. Trust 2005-HE1, Series 2005-HE1, Class M2 0.895%, due 12/25/34	2,100,261	2,006,732
New Century Home Equity Loan Trust, Series 2005-D, Series 2005-D, Class A2D 0.520%, due 02/25/36	2,000,000	1,639,290
Saxon Asset Securities Trust 2004-1, Series 2004-1, Class M1 0.985%, due 03/25/35	1,360,088	1,156,447
SLC Student Loan Trust, Series 2008-2, Class A2 0.723%, due 06/15/17	2,192,200	2,193,271
SLM Student Loan Trust, Series 2008-9, Class A 1.766%, due 04/25/23	4,573,195	4,704,221
Stone Tower CLO III Ltd. Series 2005-3X, Class A1 0.533%, due 05/26/17[5,7]	1,422,601	1,417,603
Structured Asset Securities Corp. 2005-WF1, Series 2005-WF1, Class M1 0.630%, due 02/25/35	282,309	257,635
Total asset-backed securities (cost—$50,977,689)		50,966,751
Corporate notes—23.55%
Airlines—0.65%
American Airlines Pass Through Trust 2009-1A 10.375%, due 07/02/19	2,353,428	2,506,401
Continental Airlines Pass Through Trust 2009-2, Series A 7.250%, due 11/10/19	170,272	189,214
Northwest Airlines, Series 2000-1, Class G 7.150%, due 10/01/19	3,158,868	3,325,025
		6,020,640
	Face amount[1]		Value
Corporate notes—(continued)
Banking-non-US—4.53%
Banco Bradesco SA 2.374%, due 05/16/14[4,8]		4,100,000	$4,100,000
Banco do Brasil SA 3.875%, due 10/10/22		2,200,000	1,941,500
Banco Mercantil del Norte SA 4.375%, due 07/19/15[4]		1,800,000	1,869,750
Banco Santander Brasil SA 2.373%, due 03/18/14[4,8]		4,200,000	4,186,602
4.250%, due 01/14/16[4]		3,500,000	3,570,000
DNB Bank ASA 3.200%, due 04/03/17[4]		4,900,000	5,103,938
Eksportfinans ASA 0.471%, due 10/07/13[8]		100,000	99,656
0.890%, due 06/16/15	JPY	100,000,000	955,061
1.600%, due 03/20/14	JPY	2,000,000	20,204
2.000%, due 09/15/15		1,100,000	1,061,500
2.375%, due 05/25/16		900,000	859,500
2.875%, due 11/16/16	CHF	100,000	106,164
3.000%, due 11/17/14		300,000	299,400
5.500%, due 05/25/16[9]		800,000	828,000
5.500%, due 06/26/17		400,000	414,500
Export-Import Bank of Korea 1.250%, due 11/20/15		600,000	598,662
4.375%, due 09/15/21		1,300,000	1,352,000
5.000%, due 04/11/22		4,200,000	4,547,634
5.125%, due 06/29/20		400,000	433,960
5.875%, due 01/14/15		2,600,000	2,764,814
ICICI Bank Ltd. 5.000%, due 01/15/16[7]		2,500,000	2,606,950
5.500%, due 03/25/15[4]		3,000,000	3,130,380
LBG Capital No.1 PLC 8.500%, due 12/17/21[4,8,10]		400,000	406,374
Royal Bank of Scotland PLC MTN 9.500%, due 03/16/22[7]		600,000	663,900
			41,920,449
Banking-US—2.81%
Aviation Capital Group Corp. 6.750%, due 04/06/21[5]		1,200,000	1,283,459
Bank of America Corp. 5.650%, due 05/01/18		1,100,000	1,236,550
5.750%, due 12/01/17		1,000,000	1,127,462
6.000%, due 09/01/17		1,000,000	1,130,913
7.625%, due 06/01/19		3,800,000	4,638,800
Bank of America Corp. MTN 1.685%, due 01/30/14[8]		2,900,000	2,916,037
CIT Group, Inc. 4.750%, due 02/15/15[4]		200,000	206,500
5.250%, due 04/01/14[4]		1,500,000	1,530,000
JPMorgan Chase Bank N.A. 0.602%, due 06/13/16[8]		400,000	393,167
0.890%, due 05/31/17[8]	EUR	4,400,000	5,707,511
4.375%, due 11/30/21[7,8]	EUR	500,000	688,416
5.875%, due 06/13/16		1,100,000	1,229,886
6.000%, due 10/01/17		3,400,000	3,889,739
			25,978,440

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2013

	Face amount[1]	Value
Corporate notes—(continued)
Diversified financials—2.90%
American Express Co. 6.800%, due 09/01/66[8]	3,800,000	$4,056,500
Doric Nimrod Air Finance Alpha Ltd. 2012-1, Class A Pass Through Trust 5.125%, due 11/30/22[4]	581,806	578,897
Goldman Sachs Group, Inc. 0.666%, due 07/22/15[8]	300,000	297,967
0.723%, due 03/22/16[8]	1,200,000	1,186,368
0.769%, due 01/12/15[8]	1,100,000	1,096,187
3.700%, due 08/01/15	1,700,000	1,774,758
5.150%, due 01/15/14	4,500,000	4,590,504
5.950%, due 01/18/18	3,200,000	3,611,856
Lehman Brothers Holdings, Inc. MTN 0.000%, due 12/30/49[11]	1,900,000	467,875
1.000%, due 01/24/13[11]	900,000	221,625
1.000%, due 12/30/16[11]	4,500,000	1,119,375
Merrill Lynch & Co. MTN 6.875%, due 04/25/18	6,700,000	7,863,415
		26,865,327
Electric-generation—0.72%
Korea Hydro & Nuclear Power Co. Ltd. 6.250%, due 06/17/14[4]	6,278,000	6,532,743
6.250%, due 06/17/14[7]	100,000	104,058
		6,636,801
Electric-integrated—0.96%
Centrais Eletricas Brasileiras SA 6.875%, due 07/30/19[4]	200,000	212,250
Puget Energy, Inc. 6.500%, due 12/15/20	7,600,000	8,663,848
		8,876,098
Finance-non-captive diversified—1.25%
Ford Motor Credit Co. LLC 2.750%, due 05/15/15	1,025,000	1,043,231
4.250%, due 02/03/17	4,100,000	4,328,624
8.000%, due 06/01/14	1,100,000	1,157,147
8.000%, due 12/15/16	600,000	703,908
8.700%, due 10/01/14	4,000,000	4,330,564
		11,563,474
Financial services—4.45%
Ally Financial, Inc. 3.475%, due 02/11/14[8]	1,100,000	1,109,482
3.672%, due 06/20/14[8]	2,900,000	2,936,018
4.500%, due 02/11/14	2,300,000	2,327,600
4.625%, due 06/26/15	2,700,000	2,788,142
8.300%, due 02/12/15	500,000	539,375
Citicorp Lease Pass-Through Trust 1999-1 8.040%, due 12/15/19[4]	1,000,000	1,206,679
Citigroup, Inc. 1.975%, due 05/15/18[8]	900,000	931,291
	Face amount[1]		Value
Corporate notes—(continued)
Financial services—(concluded)
4.587%, due 12/15/15		400,000	$428,544
5.500%, due 10/15/14		250,000	263,047
8.500%, due 05/22/19		3,000,000	3,827,472
HSBC Finance Corp. 6.676%, due 01/15/21		1,400,000	1,582,987
JPMorgan Chase & Co. 4.250%, due 10/15/20		3,500,000	3,685,272
4.400%, due 07/22/20		600,000	638,709
6.300%, due 04/23/19		400,000	470,429
Morgan Stanley 1.865%, due 01/24/14[8]		1,000,000	1,005,124
7.300%, due 05/13/19		3,270,000	3,876,323
Morgan Stanley MTN 6.000%, due 04/28/15		3,100,000	3,334,078
SLM Corp. 5.000%, due 10/01/13		700,000	703,500
SLM Corp. MTN 6.250%, due 01/25/16		8,400,000	8,946,000
8.450%, due 06/15/18		500,000	575,060
			41,175,132
Insurance—2.02%
American International Group, Inc. 6.765%, due 11/15/17	GBP	773,000	1,380,385
8.175%, due 05/15/58[8]		6,400,000	7,824,000
8.250%, due 08/15/18		4,100,000	5,129,932
8.625%, due 05/22/38[7,8]	GBP	750,000	1,334,897
Progressive Corp. 6.700%, due 06/15/37[8]		2,800,000	3,052,000
			18,721,214
Medical providers—0.99%
HCA, Inc. 6.500%, due 02/15/20		8,314,000	9,155,793
Oil & gas—0.45%
Southwestern Energy Co. 7.500%, due 02/01/18		3,506,000	4,189,807
Oil refining—0.04%
Valero Energy Corp. 6.625%, due 06/15/37		300,000	335,718
Oil services—1.27%
BP Capital Markets PLC 3.625%, due 05/08/14		200,000	204,881
El Paso Corp. 7.000%, due 06/15/17		1,241,000	1,382,704
Petrobras Global Finance BV 1.894%, due 05/20/16[8]		3,500,000	3,447,500
2.000%, due 05/20/16		6,500,000	6,443,970
TNK-BP Finance SA 7.875%, due 03/13/18[7]		200,000	232,000
			11,711,055

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2013

	Face amount[1]		Value
Corporate notes—(concluded)
Retail—0.18%
Macy's Retail Holdings, Inc. 7.875%, due 07/15/15		1,457,000	$1,644,892
Special purpose entity—0.22%
IPIC GMTN Ltd. 3.125%, due 11/15/15[4]		2,000,000	2,055,000
Steel producers/products—0.11%
CSN Resources SA 6.500%, due 07/21/20[4,9]		1,000,000	937,500
GTL Trade Finance, Inc. 7.250%, due 10/20/17[4]		100,000	110,970
			1,048,470
Total corporate notes (cost—$209,793,408)			217,898,310
Loan assignments—0.43%
Diversified financial services—0.15%
Springleaf Financial Funding Co. Term Loan 5.500%, due 05/10/17		1,440,000	1,440,907
Health care—0.28%
Biomet, Inc. Term Loan B1 3.190%, due 03/25/15		467,865	470,673
Davita, Inc. Term Loan B2 4.000%, due 11/01/19		2,089,500	2,099,195
			2,569,868
Total loan assignments (cost—$3,968,539)			4,010,775
Non-US government obligations—4.33%
Brazil Letras do Tesouro Nacional 0.000%, due 01/01/17[12]	BRL	34,300,000	10,526,698
Emirate of Abu Dhabi 6.750%, due 04/08/19[4]		2,300,000	2,788,750
Mexican Bonos, Series M 10.000%, due 12/05/24	MXN	12,500,000	1,304,050
Mexico Government International Bond 6.050%, due 01/11/40[9]		1,600,000	1,764,000
Notas do Tesouro Nacional 10.000%, due 01/01/14	BRL	3,880,000	1,703,709
10.000%, due 01/01/17	BRL	30,975,000	13,208,556
10.000%, due 01/01/21	BRL	580,000	240,312
10.000%, due 01/01/23	BRL	581,000	240,537
Republic of Korea 7.125%, due 04/16/19		400,000	490,432
State of Qatar 4.000%, due 01/20/15[5]		4,300,000	4,472,000
5.250%, due 01/20/20[4]		2,100,000	2,346,750
6.400%, due 01/20/40[4]		200,000	228,500
United Kingdom Gilt 1.750%, due 09/07/22	GBP	500,000	722,784
Total non-US government obligations (cost—$44,246,855)			40,037,078
	Face amount[1]	Value
Municipal bonds and notes—2.29%
Education—0.98%
Clark County School District, Limited Tax (Building), Series A 5.000%, due 06/15/19	300,000	$339,279
Los Angeles Unified School District Refunding, 4.500%, due 07/01/25	3,200,000	3,432,064
4.500%, due 01/01/28	3,800,000	3,872,694
New York City Transitional Finance Authority Building Aid Revenue Fiscal 2008, Series S-1 5.000%, due 01/15/25	100,000	108,718
Will County Community High School District No. 210 Lincoln-Way (Capital Appreciation) (AGM Insured) 0.000%, due 01/01/21[12]	1,600,000	1,278,849
		9,031,604
General obligation—0.36%
California State (Build America Bonds) 7.500%, due 04/01/34	1,400,000	1,845,424
Cook County Build America Bonds (Recovery Zone Economic Development) 6.360%, due 11/15/33	1,200,000	1,277,880
Denver Arena Trust Revenue Note 6.940%, due 11/15/19[5]	212,429	216,002
		3,339,306
Tobacco—0.06%
Buckeye Tobacco Settlement Financing Authority (Asset Backed Series Turbo), Series A-2 5.875%, due 06/01/47	500,000	371,945
Tobacco Settlement Funding Corp., Rhode Island, Series A 6.250%, due 06/01/42	200,000	200,176
		572,121
Transportation—0.67%
Bay Area Toll Authority Toll Bridge Revenue (Build America Bonds) 6.263%, due 04/01/49	1,500,000	1,844,520
Harris County Metropolitan Transportation Authority (Build America Bonds), Series C 6.875%, due 11/01/38	3,100,000	3,584,592
Port Authority of New York & New Jersey Consolidated (One Hundred Fifty-Eight) 5.859%, due 12/01/24	700,000	805,189
		6,234,301

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2013

	Face amount[1]	Value
Municipal bonds and notes—(concluded)
Utilities—0.22%
Cincinnati Water System Revenue (Build America Bonds), Series B 6.458%, due 12/01/34	100,000	$109,297
Metropolitan Water District Southern California (Build America Bonds) 5.906%, due 07/01/25	1,700,000	1,905,258
		2,014,555
Total municipal bonds and notes (cost—$18,343,968)		21,191,887
	Number of shares
Preferred stock[13]—0.80%
Commercial banks—0.80%
Wells Fargo & Co. (cost—$3,810,820)	6,400	7,443,200
	Face amount[1]
Certificates of deposit—1.77%
Banking-non-US—1.77%
Banco Do Brasil SA 0.010%, due 03/27/14	15,800,000	15,665,974
1.000%, due 11/01/13	100,000	99,660
Itau Unibanco SA New York 0.010%, due 10/31/13	600,000	597,759
Total certificates of deposit (cost—$16,363,393)		16,363,393
Commercial paper[14]—0.59%
Banking-US—0.59%
Daimler Finance North America LLC 1.070%, due 10/15/13[5] (cost—$5,487,740)	5,500,000	5,487,740
Short-term US government obligations[14]—0.61%
US Treasury Bills 0.093%, due 08/15/13[2]	332,000	331,995
0.171%, due 09/19/13[2]	272,000	271,983
0.023%, due 10/24/13	5,000,000	4,999,738
Total short-term US government obligations (cost—$5,603,716)		5,603,716
	Face amount[1]	Value
Repurchase agreements—1.47%
Repurchase agreement dated 07/31/13 with State Street Bank and Trust Co., 0.010% due 08/01/13, collateralized by $23,302 Federal Home Loan Mortgage Corp. obligations, 1.960% due 11/07/22, $537,158 Federal National Mortgage Association obligations, 2.140% to 2.170% due 11/07/22 and $17,663 US Treasury Notes, 0.250% to 0.750% due 10/31/13 to 12/15/13; (value—$543,666); proceeds: $533,000	533,000	$533,000
Repurchase agreement dated 07/31/13 with Citigroup Global Markets, Inc., 0.110% due 08/01/13, collateralized by $14,185,000 Federal National Mortgage Association obligations, 1.630% due 10/30/20; (value—$13,363,334); proceeds: $13,100,040	13,100,000	13,100,000
Total repurchase agreements (cost—$13,633,000)		13,633,000
	Number of shares
Investment of cash collateral from securities loaned—0.34%
Money market fund—0.34%
UBS Private Money Market Fund LLC[15] (cost—$3,121,965)	3,121,965	3,121,965
Total investments before investments sold short (cost—$955,352,907)—101.74%		941,470,202
	Face amount[1]
Investments sold short—(0.17)%
FNMA TBA* 3.500%	(1,000,000)	(1,048,555)
4.500%	(500,000)	(529,765)
Total investments sold short (proceeds—$1,569,375)—(0.17)%		(1,578,320)
Liabilities in excess of other assets—(1.57)%		(14,492,274)
Net assets—100.00%		$925,399,608

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2013

For a listing of defined portfolio acronyms, counterparty acronyms, and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 218.

Aggregate cost for federal income tax purposes before investments sold short, was $947,872,018; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$44,859,962
Gross unrealized depreciation	(51,261,778)
Net unrealized depreciation	$(6,401,816)

Written options

Written options activity for the year ended July 31, 2013 was as follows:

	Number of contracts	Premiums received
Options outstanding at July 31, 2012	—	$—
Options written	48	2,945
Options terminated in closing purchase transactions	—	—
Options expired prior to exercise	(48)	(2,945)
Options outstanding at July 31, 2013	—	$—

Swaptions and foreign exchange written options

Swaptions and foreign exchange written options activity for the year ended July 31, 2013 was as follows:

Premiums received
Swaptions and foreign exchange options outstanding at July 31, 2012	$1,757,915
Swaptions and foreign exchange options written	100,140
Swaptions and foreign exchange options terminated in closing purchase transactions	—
Swaptions and foreign exchange options expired prior to exercise	(1,858,055)
Swaptions and foreign exchange options outstanding at July 31, 2013	$—

Futures contracts

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
Interest rate futures buy contracts:
930	USD	90-Day Eurodollar Futures	December 2015	$229,358,307	$229,349,625	$(8,682)
				Proceeds
Interest rate futures sell contracts:
2	USD	30-Year Interest Rate Swap Futures	September 2013	190,098	174,750	15,348
						$6,666

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BB	AUD	339,000	USD	309,389	08/23/13	$5,115
BB	BRL	1,052,194	USD	459,413	08/02/13	(1,802)
BB	BRL	736,688	USD	326,100	08/02/13	3,182
BB	BRL	594,728	USD	262,434	09/04/13	3,579
BB	GBP	214,000	USD	328,771	09/12/13	3,316
BB	USD	812,920	BRL	1,788,883	08/02/13	(28,787)
BB	USD	10,600,253	CNY	66,768,498	08/05/13	291,282

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2013

Forward foreign currency contracts—(concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BNP	GBP	2,812,000	USD	4,368,732	09/12/13	$92,187
BOA	BRL	87,185	USD	39,000	08/02/13	784
BOA	CNY	66,768,498	USD	10,371,000	08/05/13	(520,535)
BOA	JPY	536,800,000	USD	5,429,132	10/17/13	(55,640)
BOA	USD	38,067	BRL	87,185	08/02/13	149
CITI	BRL	412,605	USD	180,153	08/02/13	(707)
CITI	BRL	1,308,848	USD	601,495	08/02/13	27,778
CITI	GBP	331,000	USD	508,403	09/12/13	5,011
CITI	USD	791,000	BRL	1,721,453	08/02/13	(36,423)
CITI	USD	1,055,567	EUR	798,000	09/03/13	6,164
CITI	USD	24,725,750	EUR	18,437,000	09/17/13	(194,264)
CITI	USD	1,654,895	GBP	1,095,000	09/12/13	10,403
CSI	BRL	23,739,721	USD	10,365,332	08/02/13	(40,664)
CSI	BRL	28,886,759	USD	14,182,279	08/02/13	1,520,145
CSI	BRL	1,437,737	USD	637,719	09/04/13	11,945
CSI	BRL	51,188,743	USD	22,047,008	11/04/13	50,685
CSI	USD	23,102,901	BRL	52,626,480	08/02/13	(34,771)
DB	BRL	535,440	USD	240,000	08/02/13	5,297
DB	BRL	402,238	USD	175,000	09/04/13	(73)
DB	BRL	437,195	USD	193,900	09/04/13	3,611
DB	USD	233,786	BRL	535,440	08/02/13	917
DB	USD	10,400,000	CNY	62,712,000	01/28/15	(425,522)
DB	USD	1,100,000	CNY	6,523,000	04/07/16	(74,656)
GSCM	BRL	1,004,351	USD	446,000	08/02/13	5,756
GSCM	CNY	62,712,000	USD	9,847,990	01/28/15	(126,488)
GSCM	EUR	29,884,000	USD	39,409,555	09/03/13	(350,802)
GSCM	USD	438,524	BRL	1,004,351	08/02/13	1,720
GSCM	USD	39,405,042	EUR	29,884,000	08/02/13	351,131
HSBC	BRL	285,440	USD	128,000	08/02/13	2,881
HSBC	CNY	74,529,863	USD	11,799,234	11/25/13	(266,178)
HSBC	EUR	11,000	USD	14,125	08/02/13	(509)
HSBC	GBP	207,000	USD	319,138	09/12/13	4,329
HSBC	USD	124,630	BRL	285,440	08/02/13	489
JPMCB	BRL	24,678,898	USD	11,548,385	08/02/13	730,712
JPMCB	CNY	41,302,100	USD	6,423,344	04/07/16	(68,892)
JPMCB	GBP	164,000	USD	257,210	09/12/13	7,796
JPMCB	MXN	15,452,885	USD	1,251,550	09/18/13	47,109
JPMCB	USD	10,775,400	BRL	24,678,898	08/02/13	42,273
JPMCB	USD	11,775,000	CNY	74,529,863	11/25/13	290,412
JPMCB	USD	5,860,000	CNY	34,779,100	04/07/16	(393,108)
MSC	BRL	1,386,794	USD	605,507	08/02/13	(2,375)
MSC	BRL	552,058	USD	245,000	08/02/13	3,013
MSC	BRL	1,938,852	USD	867,398	09/04/13	23,515
MSC	USD	872,963	BRL	1,938,852	08/02/13	(23,093)
RBS	EUR	29,873,000	USD	39,098,111	08/02/13	(643,429)
RBS	USD	4,454,954	JPY	442,300,000	10/17/13	64,261
						$328,229

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2013

Interest rate swaps

				Rate type
Counterparty	Notional amount (000)		Termination date	Payments made by the Portfolio[16]	Payments received by the Portfolio[16]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BB	AUD	200	06/15/22	6 Month AUD LIBOR	4.750%	$1,080	$9,727	$10,807
BOA	BRL	14,200	01/02/17	Brazil CETIP Interbank Deposit Rate	8.860	(131,834)	(187,186)	(319,020)
BOA	BRL	24,100	01/02/17	Brazil CETIP Interbank Deposit Rate	8.600	—	(448,058)	(448,058)
CITI	AUD	1,700	06/15/22	6 Month AUD LIBOR	4.750	9,548	82,676	92,224
DB	AUD	13,900	03/15/23	6 Month AUD LIBOR	4.000	69,587	(131,862)	(62,275)
GS	AUD	2,100	03/15/23	6 Month AUD LIBOR	4.000	7,521	(19,921)	(12,400)
HSBC	BRL	10,200	01/02/17	Brazil CETIP Interbank Deposit Rate	8.645	(8,125)	(183,983)	(192,108)
						$(52,223)	$(878,607)	$(930,830)

Credit default swaps on corporate issues—buy protection17

				Rate type
Counterparty	Referenced obligations[18]	Notional amount (000)		Termination date	Payments made by the Portfolio[16]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BB	Macy's Retail Holdings, Inc. bond, 7.875%, due 07/15/15	USD	3,100	09/20/15	7.150%	$—	$(462,743)	$(462,743)
CITI	Credit Agricole bond, 5.065%, due 08/10/22	EUR	2,200	12/20/16	1.000	(216,530)	18,842	(197,688)
CITI	Valero Energy Corp. bond, 8.750%, due 06/15/30	USD	300	12/20/13	3.400	—	(3,785)	(3,785)
DB	Bank of America Corp. bond, 5.750%, due 12/01/17	USD	3,200	12/20/17	1.020	—	4,640	4,640
GSI	Credit Agricole bond, 5.065%, due 08/10/22	EUR	1,400	12/20/16	1.000	(141,292)	11,991	(129,301)
						$(357,822)	$(431,055)	$(788,877)

Credit default swaps on corporate and sovereign issues—sell protection19

				Rate type
Counterparty	Referenced obligations[18]	Notional amount (000)		Termination date	Payments received by the Portfolio[16]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)	Credit spread[20]
BB	BP Capital Markets America bond, 4.200%, due 6/15/18	EUR	500	06/20/15	1.000%	$75,252	$9,219	$84,471	0.27%
BB	Federal Republic of Brazil bond, 12.250%, due 03/06/30	USD	5,500	06/20/16	1.000	15,937	(63,558)	(47,621)	1.41

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2013

Credit default swaps on corporate and sovereign issues—sell protection19—(concluded)

				Rate type
Counterparty	Referenced obligations[18]	Notional amount (000)		Termination date	Payments received by the Portfolio[16]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)	Credit spread[20]
BB	Italy Republic bond, 1.000% due 6/20/17	EUR	1,400	06/20/17	1.000%	$203,650	$(60,311)	$143,339	1.87%
BOA	Italy Republic bond, 1.000%, due 06/20/17	EUR	1,000	06/20/17	1.000	147,139	(43,079)	104,060	1.87
BOA	Lloyds TSB Bank PLC, 3.375%, due 04/15/20	EUR	3,600	09/20/17	3.000	(23,542)	375,933	352,391	1.05
CITI	BP Capital Markets America bond, 4.200%, due 06/15/18	USD	200	06/20/15	5.000	(3,642)	17,976	14,334	0.27
CITI	El Paso Corp. bond, 6.875%, due 06/15/14	USD	1,800	03/20/14	5.000	88,920	55,062	143,982	0.24
CSI	BP Capital Markets America bond, 4.200%, due 06/15/18	USD	1,200	06/20/15	5.000	(18,409)	107,857	89,448	0.27
CSI	Citigroup Inc. bond, 1.000%, due 09/20/17	USD	8,100	09/20/14	1.000	54,242	58,652	112,894	0.37
DB	BP Capital Markets America bond, 4.200%, due 06/15/18	USD	700	06/20/15	5.000	(24,474)	62,917	38,443	0.27
DB	Lloyds TSB Bank PLC bond, 3.375%, due 04/15/20	EUR	2,900	09/20/17	3.000	(24,061)	302,835	278,774	1.05
GSI	Dell Inc. bond, 7.100%, due 04/15/28	USD	1,800	12/20/17	1.000	118,129	(122,946)	(4,817)	2.65
MSCI	China International Government bond, 4.750%, due 10/29/13	USD	4,100	09/20/16	1.000	17,807	36,777	54,584	0.71
						$626,948	$737,334	$1,364,282

Centrally cleared credit default swap agreement—buy protection17

	Rate type
Referenced obligation[18]	Notional amount (000)		Termination date	Payments made by the Portfolio[16]	Upfront payments received	Value	Unrealized (depreciation)
iTraxx Europe Crossover Series 17	EUR	1,900	06/20/17	5.000%	$137,487	$(187,970)	$(50,483)

Centrally cleared interest rate swap agreements

			Rate type
Notional amount (000)		Termination date	Payments made by the Portfolio[16]	Payments received by the Portfolio[16]	Value	Unrealized appreciation (depreciation)
AUD	8,600	03/15/23	6 Month AUD LIBOR	3.750%	$(250,896)	$(227,076)
GBP	28,100	03/21/23	6 Month GBP LIBOR	3.000	(1,185,471)	(1,569,199)
USD	291,500	03/21/23	3 Months USD LIBOR	3.000	(13,860,697)	(11,316,390)
USD	2,500	06/19/43	3 Months USD LIBOR	2.750	426,327	278,751
					$(14,870,737)	$(12,833,914)

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2013

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2013 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government obligations	$—	$326,106,809	$—	$326,106,809
Government national mortgage association certificates	—	47,342	—	47,342
Federal home loan mortgage corporation certificates	—	110,322	1,407,434	1,517,756
Federal housing administration certificates	—	—	21,003	21,003
Federal national mortgage association certificates	—	29,846,713	53,945	29,900,658
Collateralized mortgage obligations	—	198,003,022	115,797	198,118,819
Asset-backed securities	—	50,966,751	—	50,966,751
Corporate notes	—	217,898,310	—	217,898,310
Loan assignments	—	4,010,775	—	4,010,775
Non-US government obligations	—	40,037,078	—	40,037,078
Municipal bonds and notes	—	21,191,887	—	21,191,887
Preferred stock	7,443,200	—	—	7,443,200
Certificates of deposit	—	16,363,393	—	16,363,393
Commercial paper	—	5,487,740	—	5,487,740
Short-term US government obligations	—	5,603,716	—	5,603,716
Repurchase agreements	—	13,633,000	—	13,633,000
Investment of cash collateral from securities loaned	—	3,121,965	—	3,121,965
US government agency securities sold short	—	(1,578,320)	—	(1,578,320)
Futures contracts, net	6,666	—	—	6,666
Forward foreign currency contracts, net	—	328,229	—	328,229
Swap agreements, net[21]	—	(13,456,725)	—	(13,456,725)
Total	$7,449,866	$917,722,007	$1,598,179	$926,770,052

At July 31, 2013, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Portfolio's investments that were valued using unobservable inputs (Level 3) for the year ended July 31, 2013:

	Federal home loan mortgage corporation certificates	Federal housing administration certificates	Federal national mortgage association certificates	Collateralized mortgage obligations	Total
Beginning balance	$1,520,805	$44,889	$68,630	$198,420	$1,832,744
Purchases	—	—	—	—	—
Sales	(58,571)	(23,886)	(15,975)	(84,904)	(183,336)
Accrued discounts/(premiums)	(37)	(1,417)	—	—	(1,454)
Total realized gain/(loss)	—	—	—	—	—
Net change in unrealized appreciation/depreciation	(54,763)	1,417	1,290	2,281	(49,775)
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—
Ending balance	$1,407,434	$21,003	$53,945	$115,797	$1,598,179

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at July 31, 2013 was $(40,155).

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2013

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	85.3%
Brazil	5.9
Cayman Islands	2.3
South Korea	1.8
Netherlands	1.1
Norway	1.0
Qatar	0.8
India	0.6
Mexico	0.5
United Arab Emirates	0.3
United Kingdom	0.2
Guernsey	0.1
Luxembourg	0.1
British Virgin Islands	0.0 †
Total	100.0%

†  Amount represents less than 0.05%

Portfolio footnotes

††  Amounts represents less than 0.005%.

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  In US Dollars unless otherwise indicated.

2  Security, or portion thereof, pledged as collateral for investments sold short.

3  Security is being fair valued by a valuation committee under the direction of the board of trustees.

4  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 9.53% of net assets as of July 31, 2013, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

5  Illiquid investments representing 2.18% of net assets as of July 31, 2013.

6  Step bond that converts to the noted fixed rate at a designated future date.

7  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At July 31, 2013, the value of these securities amounted to 1.54% of net assets.

8  Variable or floating rate security. The interest rate shown is the current rate as of July 31, 2013 and changes periodically.

9  Security, or portion thereof, was on loan at July 31, 2013.

10  Perpetual bond security. The maturity date reflects the next call date.

11  Bond interest in default.

12  Zero coupon bond. The interest rate represents annualized yield at the date of purchase.

13  Non cumulative preferred stock. Convertible until 12/31/49.

14  Rates shown are the discount rates at date of purchase.

15  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2013. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/12	Purchases during the year ended 07/31/13	Sales during the year ended 07/31/13	Value at 07/31/13	Net income earned from affiliate for the year ended 07/31/13
UBS Private Money Market Fund LLC	$1,841,523	$162,623,205	$161,342,763	$3,121,965	$1,763

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2013

16  Payments made/received are based on the notional amount.

17  If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

18  Payments from/to the counterparty will be received/made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation.

19  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

20  Credit spreads, where applicable, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

21  Swap agreements are included in the table at value, with the exception of centrally cleared swap agreements which are included in the table at unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Performance

For the 12 months ended July 31, 2013, the Portfolio's Class P shares declined 1.82% before the deduction of the maximum PACE Select program fee. (Class P shares declined 3.77% after the deduction of the maximum PACE Select program fee for the same 12-month period.) In comparison, the Barclays US Municipal 3-15 Year Blend Index (the "benchmark") declined 1.32%, and the Lipper Intermediate Municipal Debt Funds category posted a median decline of 1.90%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 63. Please note that the returns shown do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments1

(Please note that while the Sub-Advisor outperformed the benchmark on a gross of fees basis, the Portfolio underperformed net of fees, as reported under "Performance." As stated in footnote one, the comments that follow address performance on a gross of fees basis.)

The Portfolio outperformed its benchmark during the reporting period. Contributors to performance included our broad sector allocation, particularly favoring revenue versus general obligation and pre-refunded bonds. A relatively short duration heading into a rising rate environment late in the reporting period was beneficial, as was our tactical yield curve positioning. (Duration measures a portfolio's sensitivity to interest rate changes.) The Portfolio's high quality bias detracted from performance, particularly among essential service revenue bonds.

The favorable technical environment and heavy investor appetite for additional yield, which drove lower-rated and longer maturity bonds to perform best over the past few years, reversed course late in the reporting period, as the market took on a weaker tone in sympathy with a broad based sell-off among Treasury securities. Investor fears of rising interest rates were heightened amidst growing speculation that the Federal Reserve Board would accelerate the tapering of its current accommodative monetary policy. Municipal mutual fund flows turned markedly negative, after having delivered steady inflows over the past year and a half, leading to heavy secondary market selling and diminished liquidity.

PACE Select Advisors Trust – PACE Municipal Fixed Income Investments

Investment Sub-Advisor:

Standish Mellon Asset Management Company LLC ("Standish")

Portfolio Manager:

Christine L. Todd

Objective:

High current income exempt from federal income tax

Investment process:

In deciding which securities to buy for the Portfolio, Standish seeks to identify undervalued sectors or geographical regions of the municipal market, or undervalued individual securities. To do this, Standish uses credit research and valuation analysis, and monitors the relationship of the municipal yield curve to the Treasury yield curve. Standish may also make modest duration adjustments based on economic analyses and interest rate forecasts. Standish generally sells securities if it identifies more attractive investment opportunities within its investment criteria that may improve the Portfolio's return. Standish also may sell securities with weakening credit profiles or to adjust the average duration of the Portfolio.

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Sub-Advisor's comments – concluded

The Portfolio's strategic overweight toward the higher income producing revenue sectors benefited returns, as these bonds were heavily sought among investors seeking excess yield in this low interest rate environment. In particular, an emphasis on higher yielding hospital, airport and tobacco revenue sectors was beneficial for results, as these sectors performed strongly. However, the Portfolio's bias toward some of the more liquid and higher quality essential service revenue sectors, such as water/sewer, utilities and special tax sector, were negative for performance, as these bonds were generally laggards throughout the reporting period. The Portfolio's underweight to tax-backed general obligation and US Treasury-backed pre-refunded bonds contributed to results, as these retail investor-favored sectors generally underperformed the broader municipal market. Relatively weak performance among lower investment grade bonds, particularly A and BBB-rated securities, during the sell-off in the final three months of the reporting period, was not enough to offset their strong performance during the first half of the reporting period. The Portfolio's overweight to A-rated bonds, particularly among revenue sectors, was beneficial, while a modest underweight to BBB-rated bonds detracted from results.

While technical factors such as negative flows from mutual funds and supply pressures added to market volatility, fundamental credit conditions remained solid among the broader universe of state and local governments. The Portfolio's overweight exposure to strong performing Illinois state general obligation bonds was additive to returns as their higher yield profile enticed steady investor demand. Our underweight to Puerto Rico general obligation bonds, which lagged amid continued economic and pension funding challenges, benefited the Portfolio's relative returns. In contrast, our overweight to Texas Permanent School Fund bonds detracted as this high-grade issuer generally lagged the broader national market. We began to trim our exposure to the Texas Permanent School Fund bonds during the first half of the fiscal year and eliminated our exposure to these bonds by the end of the reporting period. As noted, these higher grade bonds with good liquidity characteristics did not perform as strongly, particularly early in the reporting period when higher-yielding and more credit-oriented securities delivered the strongest returns. As such, we sold out of these bonds by the end of the reporting period to opportunistically fund purchases of more attractively yielding bonds.

The City of Detroit's bankruptcy filing heightened the market's attention on severely distressed credits and weakened pricing on Michigan bonds overall, particularly local general obligation issuers. The Portfolio's exposure to dedicated revenue Detroit water and sewer bonds, which we view as well-secured and solidly investment grade, detracted from results as their prices softened in sympathy with other Detroit-related securities.

Yield curve positioning positively contributed to the Portfolio's return, fueled by modest "bullet" exposure with overweights among shorter duration and stronger performing five- to 10-year bonds versus longer, weaker-performing 15-year maturity bonds.

No derivatives were used during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high current income exempt from federal income taxes. Investors should be able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Municipal Fixed Income Investments Class P shares versus the Barclays US Municipal 3-15 Year Blend Index over the 10 years ended July 31, 2013. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Municipal Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/13	1 year	5 years	10 years
Before deducting maximum sales charge or PACE Select program fee
Class A1	(1.99)%	4.31%	3.43%
Class C2	(2.56)%	3.78%	2.91%
Class Y3	(1.74)%	4.57%	3.68%
Class P4	(1.82)%	4.56%	3.67%
After deducting maximum sales charge or PACE Select program fee
Class A1	(6.41)%	3.36%	2.96%
Class C2	(3.28)%	3.78%	2.91%
Class P4	(3.77)%	2.49%	1.62%
Barclays US Municipal 3-15 Year Blend Index[5]	(1.32)%	5.04%	4.61%
Lipper Intermediate Municipal Debt Funds median	(1.90)%	4.21%	3.70%

Average annual total returns for periods ended June 30, 2013, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, (4.83)%; 5-year period, 3.57%; 10-year period, 2.73%; Class C—1-year period, (1.58)%; 5-year period, 4.00%; 10-year period, 2.69%; Class Y—1-year period, (0.18)%; 5-year period, 4.77%; 10-year period, 3.45%; Class P—1-year period, (2.08)%; 5-year period, 2.71%; 10-year period, 1.40%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2012 prospectuses, were as follows: Class A—0.95% and 0.90%; Class C—1.45% and 1.40%; Class Y—0.73% and 0.65%; and Class P—0.72% and 0.65% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2013 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.90%; Class C—1.40%; Class Y—0.65% and Class P—0.65%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

5  The Barclays US Municipal 3-15 Year Blend Index is an unmanaged total return performance benchmark for the tax-exempt bond market. The Index includes municipal bonds with an effective maturity between 2 and 17 years that have at least one year to maturity and are investment grade. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	07/31/13
Weighted average duration	5.0 yrs.
Weighted average maturity	8.1 yrs.
Average coupon	5.14%
Net assets (mm)	$376.8
Number of holdings	160
Portfolio composition[1]	07/31/13
Municipal bonds and notes	99.5%
Tax-free money market fund	0.8
Cash equivalents and other assets less liabilities	(0.3)
Total	100.0%
Top five sectors[1]	07/31/13
Revenue	63.4%
General obligations	19.2
Lease revenue/special revenue	17.1
Pre-refunded	0.2
Other municipals	0.1
Total	100.0%
Top five states[1]	07/31/13
California	13.8%
Illinois	13.0
Florida	8.5
New York	7.1
Washington	6.4
Total	48.8%
Quality diversification[1]	07/31/13
AAA and agency backed securities	7.2%
AA	50.8
A	33.6
BBB	3.4
Non-rated	4.5
Tax-free money market fund	0.8
Cash equivalents and other assets less liabilities	(0.3)
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2013. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2013

	Face amount	Value
Municipal bonds and notes—99.50%
Alabama—1.18%
Birmingham Waterworks Board Water Revenue Series A (Assured Guaranty Insured) 5.000%, due 01/01/24	$2,005,000	$2,146,032
University of Alabama General Revenue, Series A 5.000%, due 07/01/23	2,000,000	2,315,980
		4,462,012
Alaska—1.53%
Alaska International Airports Revenue Refunding Series A (NATL-RE Insured) 5.500%, due 10/01/15[1]	3,500,000	3,529,750
North Slope Boro Series A (NATL-RE Insured) 5.000%, due 06/30/16	2,000,000	2,233,720
		5,763,470
Arizona—1.41%
Arizona State Transportation Board Excise Tax Revenue Maricopa County Regional Area Road Fund 5.000%, due 07/01/15	2,000,000	2,173,460
Pima County Sewer Revenue System (AGM Insured) 5.000%, due 07/01/23	1,500,000	1,678,170
San Manuel Entertainment Series 04-C 4.500%, due 12/01/16[2]	1,500,000	1,466,805
		5,318,435
California—13.83%
California State 5.000%, due 03/01/17	2,000,000	2,199,800
5.000%, due 08/01/19	3,000,000	3,404,430
5.000%, due 09/01/25	1,725,000	1,867,882
5.250%, due 10/01/20	1,000,000	1,169,290
5.500%, due 04/01/21	3,000,000	3,469,410
California State Department of Water Resources Power Supply Revenue Series H (AGM Insured) 5.000%, due 05/01/22	1,400,000	1,595,440
Series L 5.000%, due 05/01/17	1,000,000	1,144,090
California State Economic Recovery Refunding Series A 5.000%, due 07/01/20	3,000,000	3,513,330
California State Public Works Board Lease Revenue (Judicial Council Project), Series A 5.000%, due 03/01/24	1,750,000	1,945,825
California Statewide Communities Development Authority Revenue Kaiser Permanente Series A 5.000%, due 04/01/19	3,000,000	3,474,630
	Face amount	Value
Municipal bonds and notes—(continued)
California—(concluded)
California Statewide Communities Development Authority Revenue St. Joseph Series F (AGM Insured) 5.250%, due 07/01/18	$1,500,000	$1,738,650
Los Angeles Department of Water & Power Revenue Power Systems—Series B 5.000%, due 07/01/25	5,000,000	5,626,850
North Natomas Community Facilities District No. 4 Special Tax Series E 5.000%, due 09/01/19	1,385,000	1,523,375
Northern California Power Agency Refunding (Hydroelectric Project 1), Series A, 5.000%, due 07/01/28	1,845,000	1,953,763
Orange County Transportation Authority Toll Road Revenue Refunding (Senior Lien 91 Express Lanes) 5.000%, due 08/15/29	1,000,000	1,035,870
San Diego Public Facilities Financing Authority Sewer Revenue Senior Series A 5.000%, due 05/15/25	2,500,000	2,756,600
San Francisco City and County Airports Community International Airport Revenue San Francisco International Airport 5.000%, due 05/01/17[1]	3,715,000	4,188,886
Stockton Unified School District 5.000%, due 07/01/23	1,270,000	1,390,383
University of California Revenue Series AF 5.000%, due 05/15/18	2,000,000	2,347,160
5.000%, due 05/15/24	2,500,000	2,897,800
Series Q 5.250%, due 05/15/23	2,500,000	2,859,800
		52,103,264
Colorado—3.20%
Colorado Health Facilities Authority Revenue Boulder Community Hospital Project Series A 4.000%, due 10/01/18	1,500,000	1,610,835
Denver City & County Airport Revenue Series A 5.500%, due 11/15/19[1]	2,500,000	2,929,350
Subseries A 5.500%, due 11/15/26[1]	7,000,000	7,505,400
		12,045,585

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2013

	Face amount	Value
Municipal bonds and notes—(continued)
District of Columbia—0.59%
Metropolitan Washington, Airport Authority Airport System Revenue, Series A 5.000%, due 10/01/22[1]	$2,000,000	$2,240,080
Florida—8.46%
Broward Port Facilities Revenue Refunding Series B 5.000%, due 09/01/21[1]	2,000,000	2,215,000
Citizens Property Insurance Corp. Senior Secured Coastal Series A-1 5.000%, due 06/01/19	2,000,000	2,267,780
Citizens Property Insurance Corp. Senior Secured High Risk Account 5.500%, due 06/01/14	1,000,000	1,041,160
5.500%, due 06/01/17	2,835,000	3,224,557
Florida Hurricane Catastrophe Fund Finance Corp. Revenue Series A 5.000%, due 07/01/16	1,500,000	1,663,575
Florida State Board of Education Lottery Revenue Refunding Series C 5.000%, due 07/01/16	1,000,000	1,118,080
Series E 5.000%, due 07/01/19	1,000,000	1,171,200
Florida State Municipal Power Agency Revenue All Requirements Power 5.250%, due 10/01/20	1,555,000	1,790,240
5.250%, due 10/01/21	2,000,000	2,230,800
Florida Turnpike Authority Revenue Series A 5.000%, due 07/01/25	3,000,000	3,391,710
Lakeland Energy System Revenue Refunding Series B (AGM Insured) 5.000%, due 10/01/17	2,000,000	2,275,600
Miami-Dade County Water & Sewer Revenue Refunding Series C 5.250%, due 10/01/18	2,000,000	2,344,580
Miami-Dade County Water & Sewer Revenue Refunding Systems Series B (AGM Insured) 5.250%, due 10/01/18	2,500,000	2,932,075
Orlando & Orange County Expressway Authority Expressway Revenue Junior Lien (NATL-RE-IBC/FGIC Insured) 8.250%, due 07/01/16	2,595,000	3,122,590
Tampa Solid Waste System Revenue Refunding (AGM Insured) 5.000%, due 10/01/15[1]	1,000,000	1,083,200
		31,872,147
Georgia—1.61%
De Kalb County Water & Sewer Revenue Refunding Series B 5.250%, due 10/01/24	2,000,000	2,300,120
Municipal Electric Authority of Georgia Project One Subseries D 5.750%, due 01/01/19	1,750,000	2,061,202
	Face amount	Value
Municipal bonds and notes—(continued)
Georgia—(concluded)
Private Colleges & Universities Authority of Georgia Emory University Series A 5.000%, due 09/01/16	$1,500,000	$1,691,130
		6,052,452
Idaho—0.07%
Idaho Housing & Finance Association Single-Family Mortgage Series G-2, Class III 5.950%, due 07/01/19[1]	270,000	270,446
Illinois—12.97%
Chicago O'Hare International Airport Revenue Refunding General Third Lien Series B (NATL-RE Insured) 5.250%, due 01/01/18	1,000,000	1,151,340
Chicago O'Hare International Airport Revenue, Series A 5.000%, due 01/01/23[1]	1,150,000	1,237,423
Chicago Refunding Series A (AGM Insured) 5.000%, due 01/01/17	2,500,000	2,620,350
Series B (AGM Insured) 5.000%, due 01/01/26	3,500,000	3,545,150
Cook County Forest Preservation District (AMBAC Insured) 5.000%, due 11/15/19	5,180,000	6,007,246
Illinois Development Finance Authority Revenue School District Program School District No. U-46 (AGM Insured) 5.150%, due 01/01/19	2,000,000	2,273,400
Illinois Finance Authority Revenue University of Chicago Series A 5.000%, due 10/01/29	2,440,000	2,604,944
Illinois Health Facilities Authority Revenue Evangelical Hospital Series A (Escrowed to Maturity) 6.750%, due 04/15/17	545,000	614,259
Illinois Municipal Electric Agency Power Supply Refunding Series C (NATL-RE-FGIC Insured) 5.000%, due 02/01/16	1,200,000	1,320,036
Illinois Toll Highway Authority Toll Highway Revenue Refunding Senior Series A-1 5.000%, due 01/01/25	1,250,000	1,345,725
Railsplitter Tobacco Settlement Authority 5.500%, due 06/01/23	6,115,000	6,797,678
6.000%, due 06/01/28	2,500,000	2,727,850
Regional Transportation Authority Series A (AGM Insured) 5.750%, due 06/01/18	3,000,000	3,545,550

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2013

	Face amount	Value
Municipal bonds and notes—(continued)
Illinois—(concluded)
Springfield Electric Revenue Senior Lien Electric 5.000%, due 03/01/16	$2,000,000	$2,162,340
State of Illinois Series A 5.000%, due 04/01/22	2,500,000	2,683,900
5.500%, due 07/01/26	3,740,000	3,956,621
University of Illinois, (Auxiliary Facilities System), Series A 5.000%, due 04/01/27	4,000,000	4,269,920
		48,863,732
Indiana—2.66%
Indiana State Finance Authority Environmental Facilities Revenue Refunding Industrial Power & Light Co. Series C 4.900%, due 01/01/16	3,500,000	3,768,345
Indiana University Revenues Student Fees Series S 5.000%, due 08/01/19	1,185,000	1,366,980
Indianapolis Local Public Improvement Bond Bank Airport Authority Series F (AMBAC Insured) 5.000%, due 01/01/22[1]	2,450,000	2,636,249
Indianapolis Thermal Energy System Refunding (AGM Insured) 5.000%, due 10/01/16	2,000,000	2,232,760
		10,004,334
Kentucky—0.62%
Pikeville Hospital Revenue Refunding & Improvement (Pikeville Medical Center) 6.000%, due 03/01/22	2,055,000	2,321,287
Louisiana—1.92%
Louisiana Public Facilities Authority Revenue Hurricane Recovery Project (AMBAC Insured) 5.000%, due 06/01/15	2,880,000	3,063,830
Tobacco Settlement Funding Corp., (Asset-Backed Refunding Bonds), Series A 5.000%, due 05/15/27	4,000,000	4,159,080
		7,222,910
Massachusetts—5.32%
Massachusetts Bay Transportation Authority Massachusetts Sales Tax Revenue Series B 5.250%, due 07/01/21	1,000,000	1,195,240
Massachusetts Educational Financing Authority, (AMT), Series K 5.000%, due 07/01/22[1]	2,500,000	2,647,425
	Face amount	Value
Municipal bonds and notes—(continued)
Massachusetts—(concluded)
Massachusetts Health & Educational Facilities Authority Revenue Massachusetts Institute of Technology Series M 5.250%, due 07/01/29	$1,000,000	$1,174,580
Massachusetts Health & Educational Facilities Authority Revenue Partners Healthcare Systems Series G-5 5.000%, due 07/01/19	1,000,000	1,120,390
Massachusetts State College Building Authority Revenue Refunding Series B 5.000%, due 05/01/29	2,500,000	2,671,475
Massachusetts State Development Finance Agency Solid Waste Disposal Revenue Waste Management Income Project 5.450%, due 06/01/14[1]	2,000,000	2,055,160
Massachusetts State School Building Authority Dedicated Sales Tax Revenue Series B 5.000%, due 08/15/28	3,000,000	3,273,180
Massachusetts State Series B 5.000%, due 08/01/22	5,000,000	5,905,400
		20,042,850
Michigan—3.07%
Detroit Sewer Disposal Revenue Refunding Senior Lien Series C-1 6.500%, due 07/01/24	2,250,000	2,281,185
Detroit Sewer Disposal Revenue Senior Lien Series A (AGM Insured) 5.250%, due 07/01/19	2,500,000	2,506,300
Michigan State Finance Authority Revenue Refunding (Unemployment Obligation Assessment), Series B 5.000%, due 07/01/21	4,000,000	4,554,760
Wayne County Airport Authority Revenue Refunding Detroit Metropolitan Airport Series A 5.000%, due 12/01/16[1]	1,500,000	1,658,715
Series D 5.000%, due 12/01/17	510,000	578,768
		11,579,728
Missouri—3.38%
City of Kansas City, Missouri Airport Revenue Series A 5.000%, due 09/01/23[1]	5,000,000	5,416,450
Missouri State Health & Educational Facilities Authority Health Facilities Revenue St. Lukes Health Systems 5.000%, due 11/15/16	2,000,000	2,245,200
5.000%, due 11/15/17	2,500,000	2,849,125

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2013

	Face amount	Value
Municipal bonds and notes—(continued)
Missouri—(concluded)
Missouri State Highways & Transit Commission State Road Revenue Second Lien 5.000%, due 05/01/16	$2,000,000	$2,235,380
		12,746,155
Nebraska—1.18%
City of Lincoln, Nebraska Electric System Revenue 5.000%, due 09/01/22	3,790,000	4,431,344
Nevada—1.24%
Las Vegas Valley Water District Refunding & Improvement, Series A 5.000%, due 02/01/17	1,500,000	1,692,750
Las Vegas Valley Water District, Series B 5.000%, due 06/01/25	2,700,000	2,982,150
		4,674,900
New Jersey—1.63%
New Jersey Economic Development Authority Water Facilities Revenue Refunding American Water Co. Series C 5.100%, due 06/01/23[1]	1,000,000	1,069,740
New Jersey State Higher Education Assistance Authority Revenue, Series 1A 5.000%, due 12/01/18[1]	1,000,000	1,112,390
New Jersey Transportation Trust Fund Authority Transportation System Series B (AGC-ICC/FGIC Insured) 5.500%, due 12/15/20	1,500,000	1,793,265
Rutgers State University Revenue, Series J 5.000%, due 05/01/19	1,860,000	2,148,932
		6,124,327
New York—7.13%
Metropolitan Transportation Authority Revenue Transportation Series D 5.000%, due 11/15/23	1,400,000	1,570,744
Series G 5.000%, due 11/15/18	2,500,000	2,891,100
New York City Health & Hospital Corp. Revenue Health System Series A 5.000%, due 02/15/22	3,500,000	3,825,850
New York City Municipal Water Finance Authority Water & Sewer Systems Revenue (Second General Resolution), Series HH 5.000%, due 06/15/29	2,500,000	2,676,000
New York City Series B 5.000%, due 08/01/17	1,750,000	2,001,527
	Face amount	Value
Municipal bonds and notes—(continued)
New York—(concluded)
Subseries B-3 0.050%, due 08/15/18[3]	$400,000	$400,000
New York City Transitional Finance Authority Future Tax Secured Revenue, Series A-1 5.000%, due 11/15/18	3,000,000	3,517,980
Series B 5.000%, due 02/01/23	2,500,000	2,841,050
Subseries I 5.000%, due 05/01/23	2,435,000	2,829,860
New York State Dorm Authority State Personal Income Tax Revenue General Purpose Series C 5.000%, due 03/15/25	2,320,000	2,584,109
New York State Thruway Authority General Revenue—Series I, 5.000%, due 01/01/20	1,500,000	1,738,365
		26,876,585
North Carolina—1.49%
North Carolina Capital Improvement Obligations Series C 5.000%, due 05/01/30	1,000,000	1,064,640
University of North Carolina Chapel Hill Revenue, Series A 5.000%, due 12/01/27	2,160,000	2,386,325
Wake County Industrial Facilities & Pollution Control Financing Authority Series E 0.105%, due 10/01/22[3]	2,375,000	2,161,250
		5,612,215
Ohio—1.49%
American Municipal Power, Inc. 5.250%, due 02/15/25	2,000,000	2,162,860
Kent State University Revenue General Receipts Series B (Assured Guaranty Insured) 5.000%, due 05/01/21	3,000,000	3,443,430
		5,606,290
Pennsylvania—4.19%
Allegheny County Port Authority Special Revenue Refunding Transportation 5.000%, due 03/01/25	1,000,000	1,075,350
Pennsylvania Economic Development Financing Authority Unemployment Compensation Revenue, Series A 5.000%, due 07/01/18	3,400,000	3,983,168
Series B 5.000%, due 01/01/22	1,750,000	1,974,840

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2013

	Face amount	Value
Municipal bonds and notes—(continued)
Pennsylvania—(concluded)
Pennsylvania Intergovernmental Cooperative Authority Special Tax Revenue Refunding Philadelphia Funding Program 5.000%, due 06/15/17	$2,000,000	$2,280,920
Pennsylvania State Higher Educational Facilities Authority Revenue University of Pennsylvania Series A 5.000%, due 09/01/17	1,150,000	1,327,261
Philadelphia School District Refunding Series E 5.000%, due 09/01/18	1,000,000	1,137,900
Philadelphia Water & Wastewater Revenue Refunding Series A 5.000%, due 06/15/15	1,500,000	1,623,045
University of Pittsburgh of the Commonwealth System of Higher Education Capital Project Series B 5.500%, due 09/15/21	2,000,000	2,396,260
		15,798,744
Puerto Rico—1.94%
Puerto Rico Commonwealth Highway &Transportation Authority Transportation Revenue (AGM Insured) 5.500%, due 07/01/25	2,000,000	2,055,440
Puerto Rico Electric Power Authority Power Revenue, Series DDD 5.000%, due 07/01/20	1,000,000	999,400
Series TT 5.000%, due 07/01/17	3,000,000	3,129,840
5.000%, due 07/01/25	1,250,000	1,138,162
		7,322,842
Rhode Island—1.09%
Rhode Island Health & Educational Building Corp. Higher Educational Facilities Revenue (Brown University) 5.000%, due 09/01/22	3,500,000	4,113,690
South Carolina—1.32%
Columbia Waterworks & Sewer Systems Refunding 5.000%, due 02/01/28	2,500,000	2,716,175
Richland County School District No. 002 Series A (SCSDE Insured) 5.000%, due 02/01/21	2,000,000	2,268,140
		4,984,315
Tennessee—1.52%
Metropolitan Government of Nashville & Davidson County, Series D 5.000%, due 07/01/23	5,000,000	5,709,300
	Face amount	Value
Municipal bonds and notes—(continued)
Texas—5.67%
City of Brownsville, Texas Utilities System Revenue Series A 5.000%, due 09/01/28	$2,225,000	$2,349,645
Cypress-Fairbanks Independent School District (PSF-GTD) 5.000%, due 02/15/25	2,500,000	2,859,375
EL Paso County Hospital District 5.000%, due 08/15/29	2,000,000	2,101,480
Harris County Hospital District Revenue Refunding Senior Lien Series A (NATL-RE Insured) 5.000%, due 02/15/18	1,675,000	1,844,962
Harris County Metropolitan Transportation Authority Sales & Use Tax Revenue Series A 5.000%, due 11/01/29	2,000,000	2,126,240
Houston Utility System Revenue First Lien Series D 5.000%, due 11/15/29	2,000,000	2,148,560
Lower Colorado River Authority Refunding LCRA Transmission Services (BHAC Insured) 5.000%, due 05/15/20	1,765,000	2,011,835
North Texas Health Facilities Development Corp. Hospital Revenue United Regional Health Care Systems (AGM Insured) 5.000%, due 09/01/21	1,450,000	1,585,894
5.000%, due 09/01/22	1,400,000	1,515,668
San Antonio Electric & Gas Refunding Series A 5.000%, due 02/01/17	1,295,000	1,471,949
Texas Municipal Power Agency Revenue (Escrowed to Maturity) (NATL-RE Insured) 6.100%, due 09/01/13[4]	25,000	24,994
University of Texas University Revenues Refunding Financing System Series D Unrefunded Balance 5.000%, due 08/15/17	195,000	221,339
West Travis County Public Utility Agency Revenue 5.500%, due 08/15/24[5]	1,000,000	1,117,470
		21,379,411
Utah—0.84%
Intermountain Power Agency Power Supply Revenue Refunding, Subseries A 5.000%, due 07/01/17	1,500,000	1,716,840
Riverton Hospital Revenue IHC Health Services, Inc. 5.000%, due 08/15/15	1,200,000	1,300,968

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2013

	Face amount	Value
Municipal bonds and notes—(continued)
Utah—(concluded)
Utah State Housing Finance Agency Single-Family Mortgage Series G-3, Class III 5.700%, due 07/01/15[1]	$130,000	$130,377
		3,148,185
Washington—6.43%
Energy Northwest Electric Revenue Columbia Station Series A 5.000%, due 07/01/23	2,500,000	2,743,725
Energy Northwest Electric Revenue Refunding (Columbia Generating), Series A 5.000%, due 07/01/19	2,500,000	2,951,750
Energy Northwest Electric Revenue Refunding Columbia Station Series A 5.000%, due 07/01/21	2,000,000	2,207,040
Energy Northwest Electric Revenue Refunding Project 1 Series A 5.000%, due 07/01/16	1,515,000	1,698,997
Port of Seattle Refunding 5.500%, due 12/01/22[1]	500,000	576,850
Port of Seattle Revenue Refunding Intermediate Lien Series C 5.000%, due 02/01/16[1]	1,000,000	1,098,870
Seattle Municipal Lighting & Power Revenue Refunding & Improvement Series A 5.000%, due 02/01/22	2,500,000	2,866,075
Washington Health Care Facilities Authority Overlake Hospital Medical Center Series A (Assured Guaranty Insured) 5.000%, due 07/01/16	1,000,000	1,067,440
	Face amount	Value
Municipal bonds and notes—(concluded)
Washington—(concluded)
Washington State Public Power Supply Systems Nuclear Project No. 1 Revenue Refunding Series B 7.125%, due 07/01/16	$3,000,000	$3,538,290
Washington State Series A-Various Purpose 5.000%, due 07/01/17	2,130,000	2,445,410
5.000%, due 07/01/20	2,625,000	3,038,333
		24,232,780
Wisconsin—0.52%
Wisconsin Health & Educational Facilities Authority Revenue (Aurora Health Care, Inc.), Series A 5.125%, due 04/15/31	2,000,000	1,978,100
Total municipal bonds and notes (cost—$368,092,710)		374,901,915
Tax-free money market fund—0.76%
State Street Global Advisors Tax Free Money Market Fund (cost—$2,887,620)	2,887,620	2,887,620
Total investments (cost—$370,980,330)—100.26%		377,789,535
Liabilities in excess of other assets—(0.26)%		(993,483)
Net assets—100.00%		$376,796,052

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 218.

Aggregate cost for federal income tax purposes was $370,980,330; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$14,156,733
Gross unrealized depreciation	(7,347,528)
Net unrealized appreciation	$6,809,205

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2013

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2013 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Municipal bonds and notes	$—	$372,740,665	$2,161,250	$374,901,915
Tax-free money market fund	—	2,887,620	—	2,887,620
Total	$—	$375,628,285	$2,161,250	$377,789,535

At July 31, 2013, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Portfolio's investment that was fair valued using unobservable inputs (Level 3) for the year ended July 31, 2013:

Municipal bonds and notes
Beginning balance	$—
Purchases	2,182,031
Sales	—
Accrued discounts/(premiums)	9,816
Total realized gain/(loss)	—
Net change in unrealized appreciation/depreciation	(30,597)
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance	$2,161,250

The change in net unrealized appreciation/depreciation relating to the Level 3 investment held at July 31, 2013 was $(30,597).

Portfolio footnotes

1  Security subject to Alternative Minimum Tax.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security, which represents 0.39% of net assets as of July 31, 2013, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

3  Variable or floating rate security. The interest rate shown is the current rate as of July 31, 2013 and changes periodically.

4  Zero coupon bond. The rate shown represents annualized yield at the date of purchase.

5  Security purchased on a when-issued basis. When issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.
See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Performance

For the 12 months ended July 31, 2013, the Portfolio's Class P shares declined 4.59% before the deduction of the maximum PACE Select program fee. (Class P shares declined 6.48% after the deduction of the maximum PACE Select program fee for the same 12-month period.) In comparison, the Barclays Global Aggregate ex US Index (the "benchmark") declined 2.38% and the Lipper International Income Funds category posted a median decline of 2.25%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 75. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments1

The Portfolio underperformed its benchmark during the reporting period. In keeping with our core philosophy of investing in relatively healthy countries and companies, the themes in the Portfolio over the reporting period have been biased toward owning bonds in countries with positive economic growth, combined with low inflation and/or declining debt burdens. This theme was across both developed and emerging market countries. Overall, we viewed the global economic environment as operating below historic capacity, as the sharp contraction in activity following the deleveraging period post the 2008-2009 credit crunch continued to weigh on households, held back by anemic employment growth—this was the prevalent theme across the developed markets. Conversely, there was better relative growth momentum in the emerging markets, during the reporting period. Within the credit portion of the Portfolio, we had a preference for holding senior debt of nationally important financial institutions and strong global industrial companies operating in less cyclical industries.

During the reporting period, the Portfolio held overweight positions in Norway, Canada, Sweden and selected emerging markets, particularly Mexico and Malaysia. In contrast, we held underweight positions in the US, UK, Japan and peripheral Europe. In the case of peripheral Europe, the main driver behind our view was a fundamental concern that the sharp contraction in the economies of Greece, Spain, Portugal and Italy would render these countries unable to reduce the size of their respective debt burdens. Against this backdrop, we preferred to hold overweight positions in emerging markets with better debt profiles and healthy

PACE Select Advisors Trust – PACE International Fixed Income Investments

Investment Sub-Advisor:

Rogge Global Partners plc ("Rogge Global Partners")

Portfolio Managers:

Olaf Rogge, John Graham, Richard Bell, Adrian James and Malie Conway

Objective:

High total return

Investment process:

Rogge Global Partners seeks to invest the Portfolio's assets in fixed income securities of financially healthy issuers, because it believes that these investments produce the highest bond and currency returns over time. In deciding which fixed income securities to buy for the Portfolio, Rogge Global Partners uses a top-down analysis to find value across countries and to forecast interest and currency-exchange rates over a one-year horizon in those countries. Rogge Global Partners also uses an optimization model to help determine country, currency and duration positions for the Portfolio. Rogge Global Partners generally sells securities that no longer meet these selection criteria or when it identifies more attractive investment opportunities, and may also sell securities to adjust the average duration of the Portfolio.

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Sub-Advisor's comments – concluded

growth prospects. During the reporting period, our country allocations detracted from returns, mainly due to the relative outperformance of peripheral European markets compared to emerging markets.

We saw a large change in market sentiment in May and June 2013, as worries over the timing of the Federal Reserve Board's cessation of bond buying under its quantitative easing program ("tapering"), coupled with signs of stronger economic growth in the US and Europe, caused a flurry of selling of US Treasuries and a reversal of flows into emerging markets debt. This negative sentiment and general rise in market volatility was a drag on performance given our preference for overweighting emerging markets bonds and currencies in the Portfolio. Our preference to underweight the Japanese yen was positive for returns, as the currency sharply depreciated against the US dollar.

During most of the reporting period, we maintained a neutral overall duration position and did not have any significant yield curve positions. (Duration measures a portfolio's sensitivity to interest rate changes.)

Within the corporate bond portion of the Portfolio, sector selection added value, as financials outperformed both industrials and utilities. Also adding value was our overweight to high yield securities, which performed very well compared to investment grade corporate bonds.

During the reporting period, interest rate futures were used to take positions in various government bond markets, hedge our interest rate exposure and take yield curve positions, while foreign currency forwards were used to hedge the portfolio back into dollars, take active currency positions and hedge/cross hedge active currency positions. Overall, the use of these derivative instruments contributed to performance.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging markets than in more developed countries.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE International Fixed Income Investments Class P shares versus the Barclays Global Aggregate ex US Index over the 10 years ended July 31, 2013. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE International Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/13	1 year	5 years	10 years
Before deducting maximum sales charge or PACE Select program fee
Class A1	(4.80)%	2.21%	4.36%
Class C2	(5.26)%	1.73%	3.86%
Class Y3	(4.60)%	2.49%	4.66%
Class P4	(4.59)%	2.46%	4.60%
After deducting maximum sales charge or PACE Select program fee
Class A1	(9.11)%	1.27%	3.88%
Class C2	(5.96)%	1.73%	3.86%
Class P4	(6.48)%	0.43%	2.53%
Barclays Global Aggregate ex US Index[5]	(2.38)%	3.01%	5.44%
Lipper International Income Funds median	(2.25)%	3.83%	4.93%

Average annual total returns for periods ended June 30, 2013, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, (8.77)%; 5-year period, 1.15%; 10-year period, 3.39%; Class C—1-year period, (5.72)%; 5-year period, 1.60%; 10-year period, 3.36%; Class Y—1-year period, (4.36)%; 5-year period, 2.34%; 10-year period, 4.17%; Class P—1-year period, (6.16)%; 5-year period, 0.30%; 10-year period, 2.05%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2012 prospectuses, were as follows: Class A—1.27% and 1.21%; Class C—1.75% and 1.69%; Class Y—1.11% and 1.00%; and Class P—1.11% and 1.00%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to (1) waive its management fees through November 30, 2013 to the extent necessary to reflect the lower sub-advisory fee paid by UBS Global AM to Rogge Global Partners plc, the Portfolio's investment advisor; and (2) waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2013 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.25%; Class C—1.75%; Class Y—1.00% and Class P—1.00%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses (pursuant to item (2)) to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

5  The Barclays Global Aggregate ex US Index is an unmanaged index which provides a broad-based measure of the global investment grade fixed income markets excluding the US dollar denominated debt market. The two major components of this Index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The Index also includes Global Treasury, Eurodollar, Euro-Yen, Canadian, and investment grade 144A index-eligible securities not already in the three regional aggregate indices. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	07/31/13
Weighted average duration	6.8 yrs.
Weighted average maturity	7.8 yrs.
Average coupon	3.91%
Net assets (mm)	$548.2
Number of holdings	176
Portfolio composition[1]	07/31/13
Long-term global debt securities	96.7%
US government obligation	1.1
Futures and forward foreign currency contracts	(0.6)
Cash equivalents and other assets less liabilities	2.8
Total	100.0%
Quality diversification[1]	07/31/13
AAA	19.4%
AA	11.0
A	26.1
BBB	8.1
BB	2.9
B	2.4
CCC	0.3
Non-rated	27.6
Futures and forward foreign currency contracts	(0.6)
Cash equivalents and other assets less liabilities	2.8
Total	100.0%
Top five countries of incorporation[1]	07/31/13
United States	13.6%
United Kingdom	12.7
Japan	9.6
Sweden	8.7
Norway	6.2
Total	50.8%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2013. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—July 31, 2013

	Face amount		Value
Long-term global debt securities—96.65%
Australia—2.88%
Australia & New Zealand Banking Group Ltd. 4.875%, due 01/12/21[1]	USD	2,350,000	$2,558,210
5.100%, due 01/13/20[1]	USD	1,100,000	1,218,580
Commonwealth Bank of Australia 3.000%, due 05/03/22[2]	EUR	2,900,000	4,108,700
National Australia Bank Ltd. 3.000%, due 01/20/23	USD	4,350,000	4,051,499
Westpac Banking Corp. 4.875%, due 11/19/19	USD	1,650,000	1,846,988
5.000%, due 10/21/19[2]	GBP	1,150,000	1,997,932
			15,781,909
Belgium—1.92%
Anheuser-Busch InBev SA 6.500%, due 06/23/17	GBP	2,100,000	3,766,361
Belgium Government Bond 4.250%, due 09/28/22	EUR	4,400,000	6,762,067
			10,528,428
Brazil—1.60%
Banco do Brasil SA 3.875%, due 10/10/22	USD	1,000,000	882,500
Brazil Notas do Tesouro Nacional Serie F 10.000%, due 01/01/23	BRL	19,050,000	7,886,803
			8,769,303
British Virgin Islands—1.04%
CNOOC Finance 2011 Ltd. 4.250%, due 01/26/21[1]	USD	3,100,000	3,136,022
Sinopec Group Overseas Development 2012 Ltd. 3.900%, due 05/17/22[2]	USD	2,650,000	2,580,305
			5,716,327
Canada—2.36%
Canadian Government Bond 5.750%, due 06/01/33	CAD	3,760,000	5,191,773
Cards II Trust 3.333%, due 05/15/16	CAD	2,300,000	2,320,243
Precision Drilling Corp. 6.625%, due 11/15/20	USD	704,000	739,200
Rogers Communications, Inc. 4.000%, due 06/06/22	CAD	1,300,000	1,252,473
Royal Bank of Canada 0.850%, due 03/08/16	USD	1,850,000	1,839,455
Toronto-Dominion Bank 5.375%, due 05/14/15[2]	EUR	1,100,000	1,588,188
			12,931,332
Chile—0.28%
Banco Santander Chile 3.875%, due 09/20/22[1]	USD	1,650,000	1,534,500
	Face amount		Value
Long-term global debt securities—(continued)
Denmark—1.44%
Denmark Government Bond 1.500%, due 11/15/23	DKK	45,700,000	$7,905,910
Dominican Republic—0.23%
Dominican Republic International Bond 5.875%, due 04/18/24[1]	USD	1,300,000	1,267,500
Finland—0.54%
Finland Government Bond 3.500%, due 04/15/21[1]	EUR	1,950,000	2,955,521
France—6.08%
BNP Paribas Home Loan Covered Bonds SA 2.200%, due 11/02/15[1]	USD	3,900,000	3,997,500
BNP Paribas SA 2.375%, due 09/14/17	USD	2,550,000	2,571,293
BPCE SA 4.625%, due 07/30/15[3,4]	EUR	1,100,000	1,424,971
Caisse d'Amortissement de la Dette Sociale 3.625%, due 04/25/15	EUR	8,125,000	11,410,045
GDF Suez 2.750%, due 10/18/17	EUR	1,800,000	2,544,586
Pernod-Ricard SA 4.875%, due 03/18/16	EUR	950,000	1,379,064
Picard Groupe SA 4.477%, due 08/01/19[1,4]	EUR	200,000	270,061
Republic of France 4.000%, due 04/25/55	EUR	450,000	672,698
Sanofi 2.625%, due 03/29/16	USD	4,100,000	4,281,954
Societe Generale SA 2.750%, due 10/12/17	USD	2,800,000	2,836,383
5.200%, due 04/15/21[2]	USD	800,000	852,449
Tereos Europe SA 6.375%, due 04/15/14[2]	EUR	800,000	1,096,208
			33,337,212
Germany—0.92%
Deutsche Bank AG 0.960%, due 03/09/17[4]	EUR	2,250,000	2,888,522
Trionista Holdco GmbH 5.000%, due 04/30/20[2]	EUR	800,000	1,082,905
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 7.500%, due 03/15/19[2]	EUR	750,000	1,078,371
			5,049,798
Indonesia—0.59%
Indonesia Government International Bond 3.375%, due 04/15/23[1]	USD	1,400,000	1,235,500

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—July 31, 2013

	Face amount		Value
Long-term global debt securities—(continued)
Indonesia—(concluded)
Pertamina Persero PT 6.000%, due 05/03/42[2]	USD	1,000,000	$865,000
Perusahaan Listrik Negara PT 5.500%, due 11/22/21[2]	USD	1,150,000	1,135,625
			3,236,125
Ireland—0.77%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc. 7.375%, due 10/15/17[2]	EUR	750,000	1,062,617
Rosneft Oil Co. via Rosneft International Finance Ltd. 3.149%, due 03/06/17[1]	USD	400,000	395,000
Smurfit Kappa Acquisitions 4.875%, due 09/15/18[1]	USD	870,000	867,825
Willow No.2 Ireland PLC for Zurich Insurance Co. Ltd. 3.375%, due 06/27/22[2]	EUR	1,350,000	1,889,517
			4,214,959
Italy—5.96%
Buoni Poliennali Del Tesoro 4.500%, due 02/01/20	EUR	7,200,000	10,010,510
4.750%, due 09/01/21	EUR	9,050,000	12,662,261
Italy Buoni Poliennali Del Tesoro 4.750%, due 09/15/16	EUR	7,050,000	9,992,950
			32,665,721
Japan—9.63%
Bank of Tokyo-Mitsubishi UFJ Ltd. 3.850%, due 01/22/15[1]	USD	1,900,000	1,980,560
Development Bank of Japan 1.750%, due 03/17/17	JPY	130,000,000	1,400,703
2.300%, due 03/19/26	JPY	500,000,000	5,888,413
Government of Japan 2.000%, due 03/20/16	JPY	988,000,000	10,583,417
2.200%, due 09/20/26	JPY	1,016,100,000	11,782,256
2.300%, due 06/20/35	JPY	1,177,000,000	13,254,155
2.300%, due 12/20/36	JPY	480,000,000	5,414,852
Sumitomo Mitsui Banking Corp. 3.200%, due 07/18/22	USD	2,600,000	2,485,701
			52,790,057
Liberia—0.06%
Royal Caribbean Cruises Ltd. 5.250%, due 11/15/22	USD	350,000	352,625
Luxembourg—0.87%
HeidelbergCement Finance Luxembourg SA 7.500%, due 04/03/20	EUR	700,000	1,123,547
	Face amount		Value
Long-term global debt securities—(continued)
Luxembourg—(concluded)
Prologis International Funding SA 5.875%, due 10/23/14[5]	EUR	450,000	$627,094
Schlumberger Investment SA 1.950%, due 09/14/16[1]	USD	1,950,000	1,993,543
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 8.750%, due 02/01/19[1,6]	USD	1,050,000	1,042,125
			4,786,309
Malaysia—1.90%
Malaysia Government Bond, Series 0111 4.160%, due 07/15/21	MYR	9,950,000	3,083,304
Series 0112 3.418%, due 08/15/22	MYR	17,150,000	5,021,027
Series 0902 4.378%, due 11/29/19	MYR	2,500,000	785,296
Petronas Capital Ltd. 5.250%, due 08/12/19[2]	USD	1,400,000	1,551,746
			10,441,373
Mexico—4.25%
Mexican Bonos 6.500%, due 06/10/21	MXN	48,430,000	3,949,833
6.500%, due 06/09/22	MXN	157,500,000	12,820,250
8.500%, due 12/13/18	MXN	52,800,000	4,784,424
8.500%, due 05/31/29	MXN	19,200,000	1,767,910
			23,322,417
Netherlands—5.69%
ABN AMRO Bank N.V. 4.250%, due 02/02/17[2]	USD	4,000,000	4,272,960
Bank Nederlandse Gemeenten 2.250%, due 08/24/16[2]	EUR	1,400,000	1,947,835
2.250%, due 01/12/17[2]	EUR	1,350,000	1,883,526
BMW Finance N.V. 4.000%, due 09/17/14	EUR	600,000	829,230
Deutsche Telekom International Finance BV 2.250%, due 03/06/17[1]	USD	2,650,000	2,682,794
Heineken N.V. 2.125%, due 08/04/20[2]	EUR	800,000	1,057,611
ING Bank N.V. 3.750%, due 03/07/17[1]	USD	3,150,000	3,305,182
6.125%, due 05/29/23[4]	EUR	800,000	1,165,494
Linde Finance BV 3.125%, due 12/12/18	EUR	1,050,000	1,517,126
Lukoil International Finance BV 6.125%, due 11/09/20[2]	USD	2,550,000	2,728,500
Netherlands Government Bond 4.000%, due 01/15/37[2]	EUR	1,900,000	3,137,893

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—July 31, 2013

	Face amount		Value
Long-term global debt securities—(continued)
Netherlands—(concluded)
Rabobank 3.875%, due 02/08/22	USD	3,700,000	$3,724,479
Schlumberger Finance BV 2.750%, due 12/01/15[2]	EUR	1,400,000	1,949,062
UPC Holding BV 6.750%, due 03/15/23[1]	EUR	750,000	1,003,809
			31,205,501
New Zealand—1.18%
New Zealand Government Bond 5.500%, due 04/15/23	NZD	7,350,000	6,448,740
Norway—6.24%
DnB Bank ASA 4.375%, due 02/24/21[2]	EUR	1,750,000	2,653,363
DnB NOR Boligkreditt 3.375%, due 01/20/17	EUR	4,000,000	5,765,789
Norway Government Bond 2.000%, due 05/24/23	NOK	86,500,000	13,800,191
3.750%, due 05/25/21	NOK	64,850,000	11,980,919
			34,200,262
Philippines—0.17%
Republic of Philippines 3.900%, due 11/26/22	PHP	40,000,000	922,137
Poland—0.13%
Poland Government Bond, Series 1019 5.500%, due 10/25/19	PLN	2,025,000	697,729
Singapore—1.31%
DBS Bank Ltd. 2.375%, due 09/14/15	USD	950,000	976,847
5.000%, due 11/15/19[1,4]	USD	2,400,000	2,492,904
Oversea-Chinese Banking Corp., Ltd. 4.250%, due 11/18/19[4]	USD	2,300,000	2,367,804
United Overseas Bank Ltd. 5.375%, due 09/03/19[1,4]	USD	1,300,000	1,346,995
			7,184,550
Slovenia—0.14%
Slovenia Government International Bond 5.850%, due 05/10/23[1]	USD	800,000	761,440
South Korea—1.44%
Korea Treasury Bond 5.750%, due 09/10/18	KRW	7,924,710,000	7,873,871
Spain—2.50%
Spain Government Bond 4.250%, due 10/31/16	EUR	3,200,000	4,438,898
5.850%, due 01/31/22	EUR	6,350,000	9,261,237
			13,700,135
	Face amount		Value
Long-term global debt securities—(continued)
Sweden—8.67%
Government of Sweden 3.500%, due 06/01/22	SEK	173,725,000	$29,710,769
4.250%, due 03/12/19	SEK	14,830,000	2,586,572
Nordea Bank AB 3.125%, due 03/20/17[1]	USD	2,500,000	2,600,400
Nordea Hypotek AB 3.500%, due 01/18/17	EUR	2,100,000	3,044,193
Swedbank AB 2.125%, due 09/29/17[1]	USD	2,700,000	2,683,665
3.375%, due 02/09/17	EUR	750,000	1,069,188
Swedbank Hypotek AB 1.125%, due 05/07/20	EUR	1,300,000	1,671,864
Vattenfall AB 6.250%, due 03/17/21	EUR	2,450,000	4,162,877
			47,529,528
Switzerland—0.43%
Credit Suisse AG 1.625%, due 03/06/15[2]	USD	2,300,000	2,333,580
Thailand—0.28%
PTT PCL 3.375%, due 10/25/22[1]	USD	1,650,000	1,532,586
United Kingdom—12.66%
Abbey National Treasury Services PLC 3.625%, due 10/14/16	EUR	2,000,000	2,883,400
5.750%, due 03/02/26[2]	GBP	1,500,000	2,779,169
Anglian Water Services Finance PLC 6.250%, due 06/27/16	EUR	900,000	1,376,807
Barclays Bank PLC 2.250%, due 05/10/17[2]	USD	1,500,000	1,539,600
4.500%, due 03/04/19[4]	EUR	950,000	1,265,728
5.125%, due 01/08/20	USD	1,250,000	1,387,696
5.140%, due 10/14/20	USD	1,100,000	1,139,811
BAT International Finance PLC 3.250%, due 06/07/22[1]	USD	1,350,000	1,330,218
Coventry Building Society 2.250%, due 12/04/17[2]	EUR	2,100,000	2,813,319
HSBC Holdings PLC 4.000%, due 03/30/22	USD	2,000,000	2,042,026
6.250%, due 03/19/18	EUR	2,100,000	3,236,402
Lloyds TSB Bank PLC 4.875%, due 03/30/27[2]	GBP	500,000	837,324
5.125%, due 03/07/25	GBP	650,000	1,131,740
Nationwide Building Society 4.375%, due 02/28/22	EUR	3,750,000	5,931,957
Phones4u Finance PLC 9.500%, due 04/01/18[2]	GBP	850,000	1,351,251
Rio Tinto Finance USA PLC 2.000%, due 03/22/17	USD	1,550,000	1,554,247

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—July 31, 2013

	Face amount		Value
Long-term global debt securities—(continued)
United Kingdom—(concluded)
Royal Bank of Scotland Group PLC 2.550%, due 09/18/15	USD	1,800,000	$1,837,413
Royal Bank of Scotland PLC 4.875%, due 08/25/14[1]	USD	3,000,000	3,104,217
Standard Chartered PLC 3.625%, due 12/15/15	EUR	4,500,000	6,340,033
United Kingdom Gilt Inflation Linked 0.750%, due 03/22/34[2]	GBP	2,701,890	4,674,177
1.875%, due 11/22/22	GBP	9,736,395	18,363,439
United Kingdom Treasury Bonds 4.250%, due 12/07/55	GBP	1,420,000	2,501,526
			69,421,500
United States—12.49%
ABB Treasury Center USA, Inc. 2.500%, due 06/15/16[1]	USD	2,350,000	2,432,572
AES Corp. 8.000%, due 06/01/20	USD	750,000	868,125
American Express Credit Corp. 2.375%, due 03/24/17	USD	2,600,000	2,681,011
American International Group, Inc. 4.875%, due 06/01/22	USD	1,150,000	1,250,566
Ball Corp. 6.750%, due 09/15/20	USD	1,050,000	1,136,625
Bank of America Corp. MTN 3.625%, due 03/17/16	USD	3,850,000	4,045,357
BMW US Capital LLC 5.000%, due 05/28/15	EUR	600,000	860,103
CCO Holdings LLC/CCO Holdings Capital Corp. 6.625%, due 01/31/22	USD	950,000	971,375
CenturyLink, Inc. 5.800%, due 03/15/22	USD	1,000,000	995,000
Chrysler Group LLC/CG Co-Issuer, Inc. 8.000%, due 06/15/19	USD	950,000	1,036,688
Citigroup, Inc. 4.500%, due 01/14/22	USD	2,850,000	3,002,694
6.125%, due 05/15/18	USD	700,000	805,361
Constellation Brands, Inc. 7.250%, due 05/15/17	USD	450,000	513,000
Continental Resources Inc. 5.000%, due 09/15/22	USD	750,000	753,750
Eagle Rock Energy Partners LP/Eagle Rock Energy Finance Corp. 8.375%, due 06/01/19	USD	1,050,000	1,081,500
	Face amount		Value
Long-term global debt securities—(continued)
United States—(continued)
Eastman Chemical Co. 3.600%, due 08/15/22	USD	1,550,000	$1,521,449
First Data Corp. 7.375%, due 06/15/19[1]	USD	950,000	997,500
Florida Power & Light Co. 2.750%, due 06/01/23	USD	1,150,000	1,102,583
Fresenius Medical Care US Finance, Inc. 6.875%, due 07/15/17	USD	1,000,000	1,105,000
General Electric Capital Corp. 6.000%, due 08/07/19	USD	2,250,000	2,622,301
Hawk Acquisition Sub, Inc. 4.250%, due 10/15/20[1]	USD	1,000,000	960,000
HD Supply, Inc. 10.500%, due 01/15/21	USD	650,000	669,500
International Lease Finance Corp. 8.875%, due 09/01/17	USD	1,100,000	1,276,000
JBS USA LLC/JBS USA Finance, Inc. 7.250%, due 06/01/21[2]	USD	750,000	764,438
JPMorgan Chase & Co. 4.250%, due 10/15/20	USD	3,600,000	3,790,566
Lamar Media Corp. 5.875%, due 02/01/22	USD	1,000,000	1,030,000
Momentive Performance Materials, Inc. 8.875%, due 10/15/20	USD	600,000	639,000
Morgan Stanley 5.500%, due 07/28/21	USD	2,400,000	2,627,858
New York Life Global Funding 2.450%, due 07/14/16[1]	USD	2,800,000	2,905,344
OBP Depositor LLC Trust, Series 2010-OBP, Class A 4.646%, due 07/15/45[1]	USD	700,000	760,154
Philip Morris International, Inc. 1.750%, due 03/19/20	EUR	1,400,000	1,836,229
PNC Funding Corp. 5.125%, due 02/08/20	USD	2,550,000	2,850,107
Reynolds Group Issuer, Inc. 7.875%, due 08/15/19	USD	1,000,000	1,100,000
Roche Holdings, Inc. 6.500%, due 03/04/21[2]	EUR	2,000,000	3,505,360
SESI LLC 7.125%, due 12/15/21	USD	1,000,000	1,090,000
SLM Corp., Series MTN 7.250%, due 01/25/22	USD	1,150,000	1,219,000
The Goldman Sachs Group, Inc. 5.750%, due 01/24/22	USD	2,350,000	2,615,585

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—July 31, 2013

	Face amount		Value
Long-term global debt securities—(concluded)
United States—(concluded)
United Rentals N.A., Inc. 7.625%, due 04/15/22	USD	1,000,000	$1,115,000
UnitedHealth Group, Inc. 2.750%, due 02/15/23	USD	1,500,000	1,406,800
2.875%, due 03/15/22	USD	900,000	863,447
2.875%, due 03/15/23	USD	217,000	204,590
Wells Fargo & Co. 2.625%, due 12/15/16	USD	3,050,000	3,175,742
3.500%, due 03/08/22	USD	1,250,000	1,262,633
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.750%, due 08/15/20	USD	900,000	1,012,500
			68,462,413
Total long-term global debt securities (cost—$527,970,714)			529,861,298
US government obligation—1.10%
United States—1.10%
US Treasury Inflation Indexed Bond 0.125%, due 01/15/23 (cost—$6,618,529)	USD	6,155,754	6,000,900
	Face amount	Value
Repurchase agreement—0.61%
Repurchase agreement dated 07/31/13 with State Street Bank and Trust Co., 0.010% due 08/01/13, collateralized by $146,370 Federal Home Loan Mortgage Corp. obligations, 1.960% due 11/07/22, $3,374,118 Federal National Mortgage Association obligations, 2.140% to 2.170% due 11/07/22 and $110,950 US Treasury Notes, 0.250% to 0.750% due 10/31/13 to 12/15/13; (value—$3,414,998); proceeds: $3,348,001 (cost—$3,348,000)	$3,348,000	$3,348,000
Investment of cash collateral from securities loaned—0.20%
Money market fund—0.20%
UBS Private Money Market Fund LLC[7] (cost—$1,096,145)	1,096,145	1,096,145
Total investments (cost—$539,033,388)—98.56%		540,306,343
Other assets in excess of liabilities—1.44%		7,899,321
Net assets—100.00%		$548,205,664

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 218.

Aggregate cost for federal income tax purposes was $542,976,950; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$18,410,344
Gross unrealized depreciation	(21,080,951)
Net unrealized depreciation	$(2,670,607)

Futures contracts

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
Interest rate futures buy contracts:
52	AUD	Australian Bond 10 Year Futures	September 2013	$5,655,118	$5,544,225	$(110,893)
502	CAD	Canada Government Bond 10 Year Futures	September 2013	66,756,715	64,236,272	(2,520,443)
96	EUR	German Euro BOBL Futures	September 2013	16,073,308	16,038,731	(34,577)
97	EUR	German Euro Buxl 30 Year Futures	September 2013	16,813,905	16,612,814	(201,091)
609	EUR	German Euro Schatz Futures	September 2013	89,410,898	89,328,712	(82,186)
36	JPY	Japan Government Bond 10 Year Futures	September 2013	52,301,313	52,567,959	266,646
				$247,011,257	$244,328,713	$(2,682,544)

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—July 31, 2013

Futures contracts—(concluded)

Number of contracts	Currency		Expiration date	Proceeds	Current value	Unrealized appreciation (depreciation)
Interest rate futures sell contracts:
52	EUR	German Euro Bund Futures	September 2013	$9,798,687	$9,830,394	$(31,707)
69	GBP	United Kingdom Long Gilt Bond Futures	September 2013	12,207,574	11,787,165	420,409
US Treasury futures sell contracts:
12	USD	US Long Bond Futures	September 2013	1,709,320	1,608,750	100,570
60	USD	US Treasury Note 2 Year Futures	September 2013	13,222,393	13,218,750	3,643
364	USD	US Treasury Note 5 Year Futures	September 2013	44,833,957	44,177,656	656,301
1133	USD	US Treasury Note 10 Year Futures	September 2013	147,669,576	143,253,688	4,415,888
				$229,441,507	$223,876,403	$5,565,104
						$2,882,560

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
CITI	CAD	333,000	USD	326,339	08/13/13	$2,218
CITI	USD	55,148	EUR	41,500	08/13/13	63
CITI	USD	195,249	JPY	19,055,500	08/13/13	(615)
CSI	AUD	83,000	USD	76,376	08/13/13	1,827
CSI	DKK	26,507,361	EUR	3,554,767	08/13/13	(1,226)
CSI	EUR	890,770	CZK	22,900,000	10/09/13	(10,903)
CSI	EUR	1,330,275	PLN	5,716,190	10/09/13	10,903
CSI	EUR	82,248	USD	109,299	08/13/13	(123)
CSI	GBP	8,513,411	EUR	10,031,652	08/13/13	396,083
CSI	NOK	55,554,539	EUR	7,226,419	08/13/13	190,305
CSI	NZD	400,614	USD	317,302	08/13/13	(2,424)
CSI	SEK	172,775,546	EUR	19,825,191	08/13/13	(124,947)
CSI	USD	1,613,425	CAD	1,690,000	08/13/13	31,512
CSI	USD	8,438,748	CHF	7,820,188	08/13/13	11,940
CSI	USD	73,111,882	JPY	7,071,500,169	08/13/13	(883,306)
CSI	USD	733,762	MXN	9,861,089	10/09/13	33,399
DB	AUD	5,984,000	USD	5,421,086	08/13/13	46,406
DB	EUR	2,147,772	USD	2,854,196	08/13/13	(3,196)
DB	MXN	69,557,433	USD	5,424,850	10/09/13	13,503
DB	RUB	269,830,000	USD	8,181,997	10/09/13	86,492
DB	USD	3,030,782	EUR	2,296,992	08/13/13	25,131
DB	USD	2,831,437	GBP	1,833,552	08/13/13	(42,367)
DB	USD	1,818,988	KRW	2,050,000,000	10/08/13	(818)
GSI	AUD	6,925,800	USD	6,320,000	08/13/13	99,420
GSI	CAD	394,000	EUR	288,108	08/13/13	(197)
GSI	CAD	14,500,000	USD	13,730,931	08/13/13	(382,440)
GSI	CHF	4,180,000	USD	4,419,539	08/13/13	(97,472)
GSI	CZK	329,100,000	EUR	12,839,920	10/09/13	207,926
GSI	EUR	109,619,392	USD	142,657,022	08/13/13	(3,180,390)

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—July 31, 2013

Forward foreign currency contracts—(concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
GSI	GBP	18,888,581	USD	28,640,000	08/13/13	$(91,988)
GSI	GBP	4,219,112	USD	6,606,497	08/13/13	188,679
GSI	KRW	5,700,000,000	USD	4,947,917	10/08/13	(107,485)
GSI	MYR	3,470,000	USD	1,084,036	10/09/13	18,502
GSI	SGD	930,000	USD	733,329	10/09/13	1,502
GSI	USD	24,120,580	AUD	25,434,930	08/13/13	(1,275,561)
GSI	USD	17,785,611	CAD	18,122,293	08/13/13	(146,533)
GSI	USD	18,580,004	EUR	13,985,488	08/13/13	26,261
GSI	USD	1,185,444	MYR	3,730,000	10/09/13	(40,071)
GSI	USD	679,694	NOK	3,944,875	08/13/13	(10,525)
GSI	USD	630,824	PEN	1,760,000	10/09/13	(5,266)
JPMCB	BRL	19,800,000	USD	9,030,787	10/09/13	476,186
JPMCB	CAD	1,725,000	USD	1,646,400	08/13/13	(32,605)
JPMCB	CAD	193,900	USD	190,065	08/13/13	1,335
JPMCB	CZK	12,800,000	EUR	492,683	10/09/13	(844)
JPMCB	DKK	5,590,000	USD	974,551	08/13/13	(23,035)
JPMCB	EUR	170,431	GBP	146,854	08/13/13	(3,356)
JPMCB	EUR	890,563	USD	1,178,961	08/13/13	(5,841)
JPMCB	EUR	1,764,430	USD	2,350,000	08/13/13	2,606
JPMCB	JPY	8,164,400,000	USD	82,203,311	08/13/13	(1,188,186)
JPMCB	MXN	14,100,000	USD	1,108,814	10/09/13	11,878
JPMCB	PHP	40,000,000	USD	922,637	10/09/13	1,608
JPMCB	PLN	3,940,000	USD	1,175,372	10/09/13	(52,255)
JPMCB	SEK	19,880,000	USD	2,942,526	08/13/13	(106,671)
JPMCB	THB	21,260,000	USD	678,964	10/09/13	2,326
JPMCB	USD	5,049,902	CLP	2,582,520,000	10/09/13	(73,048)
JPMCB	USD	3,523,757	EUR	2,700,839	08/13/13	69,434
JPMCB	USD	210,902	EUR	158,625	10/16/13	180
JPMCB	USD	610,445	GBP	394,375	08/13/13	(10,549)
JPMCB	USD	5,678,205	GBP	3,830,000	08/13/13	147,723
JPMCB	USD	176,037	JPY	17,020,265	08/13/13	(2,192)
JPMCB	USD	525,312	JPY	51,459,016	08/13/13	293
JPMCB	USD	2,331,409	MYR	7,350,000	10/09/13	(74,441)
JPMCB	USD	4,916,987	PEN	13,564,000	10/09/13	(95,919)
JPMCB	USD	1,530,965	SGD	1,906,779	10/09/13	(30,502)
JPMCB	USD	1,918,692	THB	59,183,000	10/09/13	(35,086)
						$(6,036,742)

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—July 31, 2013

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2013 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Long-term global debt securities	$—	$529,861,298	$—	$529,861,298
US government obligation	—	6,000,900	—	6,000,900
Repurchase agreement	—	3,348,000	—	3,348,000
Investment of cash collateral from securities loaned	—	1,096,145	—	1,096,145
Futures contracts, net	2,882,560	—	—	2,882,560
Forward foreign currency contracts, net	—	(6,036,742)	—	(6,036,742)
Total	$2,882,560	$534,269,601	$—	$537,152,161

At July 31, 2013, there were no transfers between Level 1 and Level 2.

Investments by type of issuer (unaudited)

	Percentage of total investments
	Long-term	Short-term
Government and other public issuers	52.14%	—
Repurchase agreement	—	0.62%
Banks and other financial institutions	27.94	—
Industrial	19.10	—
Investment of cash collateral from securities loaned	—	0.20
	99.18%	0.82%

Portfolio footnotes

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 10.10% of net assets as of July 31, 2013, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

2  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At July 31, 2013, the value of these securities amounted to 11.15% of net assets.

3  Perpetual bond security. The next call date is 07/30/15.

4  Variable or floating rate security. The interest rate shown is the current rate as of July 31, 2013 and changes periodically.

5  Step bond that converts to the noted fixed rate at a designated future date.

6  Security, or portion thereof, was on loan at July 31, 2013.

7  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2013. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/12	Purchases during the year ended 07/31/13	Sales during the year ended 07/31/13	Value at 07/31/13	Net income earned from affiliate for the year ended 07/31/13
UBS Private Money Market Fund LLC	$2,283,075	$16,014,520	$17,201,450	$1,096,145	$947

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE High Yield Investments

Performance

For the 12 months ended July 31, 2013, the Portfolio's Class P shares returned 10.70% before the deduction of the maximum PACE Select program fee. (Class P shares returned 8.51% after the deduction of the maximum PACE Select program fee for the same 12-month period.) In comparison, the BofA Merrill Lynch Global High Yield Index (hedged in USD) (the "benchmark") returned 10.73%, and the Lipper High Current Yield Funds category posted a median return of 8.88%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 88. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments1

(Please note that while the Sub-Advisor outperformed the benchmark on a gross of fees basis, the Portfolio slightly underperformed net of fees, as reported under "Performance." As stated in footnote one, the comments that follow address performance on a gross of fees basis).

The Portfolio outperformed its benchmark during the reporting period. The primary driver of performance was the Portfolio's beta positioning, which was close to that of the market. (Beta is a measure of volatility or risk relative to the market as a whole.)

In terms of sectors, our exposure to insurance was helpful during the reporting period. In particular, our position in American International Group, one of the largest issuers in the high yield market, contributed to performance. Within the auto sector, the Portfolio's exposure to General Motors was beneficial for results. Finally, emerging markets holding Petroleos de Venezuela performed well, as did the sovereign debt of Portugal.

In contrast, Mexican homebuilders, including Urbi and Desarrolladora Homex, suffered from an unexpected move by the government to modify housing subsidies. This action led to an increase in working capital needs and decrease in funding from local banks. We sold out of our positions in both Urbi and Desarrolladora Homex based on this news, as we believed that the risk-reward profile no longer favored holding either company. OGX, a

PACE Select Advisors Trust – PACE High Yield Investments

Investment Sub-Advisor:

MacKay Shields LLC ("MacKay Shields")

Portfolio Managers:

Dan Roberts, Taylor Wagenseil, Michael Kimble and Lou Cohen

Objective:

Total return

Investment process:

MacKay Shields attempts to deliver attractive risk-adjusted returns by avoiding most of the unusually large losses in the high yield market, even if it means giving up much of the large potential gains. MacKay Shields believes that there is a very small subset of bonds that delivers outsized gains in the market. Due to the limited upside inherent in most bonds, over time, outsized gains are expected to be smaller than unusually large losses. By attempting to limit the Portfolio's participation in the extremes of the market, MacKay Shields strives to add value over a market cycle with lower volatility. MacKay Shields seeks to do this through a rigorous process that attempts to screen out what it believes to be the riskiest issuers in the market.

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE High Yield Investments

Sub-Advisor's comments – concluded

Brazilian oil company, faced difficulties in raising production to previously estimated levels. Aluminum manufacturer, Aleris also performed poorly during the reporting period.

The Portfolio is underweight emerging markets. We also remain underweight European credits, as we do not believe that spreads offer attractive compensation relative to other alternatives, such as US industrials. However, we do own select European financials that we view more favorably, given attractive relative valuations, coupled with increased regulatory controls and capital requirements that are being put in place.

Our use of Treasury futures, which were employed to reduce the duration of the Portfolio, had a negligible impact on performance during the reporting period. Currency forwards were used during the reporting period to hedge the currency exposure of the Portfolio into US dollars.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The Portfolio seeks to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities rated below investment grade or considered to be of comparable quality (commonly referred to as "junk bonds"). These securities are subject to higher risks than investment grade securities, including greater price volatility and a greater risk of loss of principal and nonpayment of interest. Issuers of such securities are typically in poor financial health, and their ability to pay interest and principal is uncertain. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE High Yield Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE High Yield Investments Class P shares versus the BofA Merrill Lynch Global High Yield Index (hedged in USD) from April 30, 2006, which is the month-end after the inception date of the Class P shares, through July 31, 2013. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE High Yield Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE High Yield Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/13	1 year	5 years	Since inception[1]
Before deducting maximum sales charge or PACE Select program fee
Class A2	10.48%	11.70%	8.58%
Class C3	9.98%	N/A	15.99%
Class Y4	10.74%	N/A	18.94%
Class P5	10.70%	11.98%	8.82%
After deducting maximum sales charge or PACE Select program fee
Class A2	5.49%	10.67%	7.89%
Class C3	9.23%	N/A	15.99%
Class P5	8.51%	9.76%	6.66%
BofA Merrill Lynch Global High Yield Index (hedged in USD)[6]	10.73%	12.09%	9.08%
Lipper High Current Yield Funds median	8.88%	9.45%	7.22%

Average annual total returns for periods ended June 30, 2013, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, 5.94%; 5-year period, 10.09%; since inception, 7.76%; Class C—1-year period, 9.66%; since inception, 15.93%; Class Y—1 year period, 11.17%; since inception, 18.92%; Class P—1-year period, 8.93%; 5-year period, 9.14%; since inception, 6.54%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2012 prospectuses, were as follows: Class A—1.32% and 1.28% Class C—1.77% and 1.77% Class Y—1.03% and 1.03% Class P—1.15% and 1.03%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2013 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.28%; Class C—1.78%; Class Y—1.03%; and Class P—1.03%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Since inception returns are calculated as of commencement of issuance on April 10, 2006 for Class P shares, May 1, 2006 for Class A shares and January 21, 2009 for Class C shares. Class Y shares commenced issuance on April 3, 2006 and had fully redeemed by July 24, 2006 remaining inactive through December 25, 2008. The inception return of Class Y shares is calculated from December 26, 2008, which is the date the Class Y shares recommenced investment operations. Since inception returns for the Index and Lipper median are shown as of April 30, 2006, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

6  The BofA Merrill Lynch Global High Yield Index (hedged in USD) is an unmanaged index which covers US dollar, Canadian dollar, sterling and euro-denominated fixed rate debt of corporate issuers domiciled in an investment grade rated country (i.e., BBB or higher foreign currency long-term debt rating). Individual bonds must be rated below investment grade (i.e., BB or lower based on a composite of Moody's and S&P) but not in default; and must have at least one year remaining term to maturity; a minimum face value outstanding of $100 million, C$50 million, 50 million pounds sterling or 50 million euros; and have available price quotations. New issues qualify for inclusion after they settle. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio statistics (unaudited)

Characteristics	07/31/13
Weighted average duration	3.1 yrs.
Weighted average maturity	4.7 yrs.
Average coupon	7.15%
Net assets (mm)	$388.3
Number of holdings	305
Portfolio composition[1]	07/31/13
Bonds and loan assignments	95.4%
Common stocks and warrants	1.6
Futures and forward foreign currency contracts	0.5
Cash equivalents and other assets less liabilities	2.5
Total	100.0%
Quality diversification[1]	07/31/13
BB & higher	44.2%
B	33.6
CCC & lower	11.6
Not rated	7.6
Futures and forward foreign currency contracts	0.5
Cash equivalents and other assets less liabilities	2.5
Total	100.0%
Asset allocation[1]	07/31/13
Corporate bonds	90.8%
Loan assignments	1.8
Non-US government obligation	1.5
Common stocks and warrants	1.6
Asset-backed securities	1.0
Collateralized mortgage obligations	0.3
Futures and forward foreign currency contracts	0.5
Cash equivalents and other assets less liabilities	2.5
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2013. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—July 31, 2013

	Face amount[1]	Value
Corporate bonds—90.84%
Aerospace & defense—1.22%
Alliant Techsystems, Inc. 6.875%, due 09/15/20	1,650,000	$1,771,688
BE Aerospace, Inc. 6.875%, due 10/01/20	500,000	543,750
Ducommun, Inc. 9.750%, due 07/15/18	635,000	704,850
TransDigm, Inc. 7.750%, due 12/15/18	1,600,000	1,706,000
		4,726,288
Agriculture—0.33%
Virgolino de Oliveira Finance Ltd. 11.750%, due 02/09/22[2]	1,610,000	1,271,900
Airlines—1.59%
American Airlines Pass Through Trust 2001-01, 6.977%, due 05/23/21	274,364	271,620
Continental Airlines Pass Through Trust 2003-ERJ1, Series RJ03 7.875%, due 07/02/18	674,167	721,359
Continental Airlines Pass Through Trust 2004-ERJ1, Series RJ04 9.558%, due 09/01/19	640,493	702,941
Continental Airlines Pass Through Trust 2005-ERJ1, Series ERJ1 9.798%, due 04/01/21	1,788,991	1,999,197
Delta Air Lines Pass Through Trust 2010-1, Class B 6.375%, due 01/02/16	1,200,000	1,236,000
United Air Lines Pass Through Trust 2009-2A 9.750%, due 01/15/17	504,039	575,865
US Airways Pass Through Trust 2012-1, Class B 8.000%, due 10/01/19	599,567	658,025
		6,165,007
Auto & truck—2.79%
Chrysler Group LLC/CG Co-Issuer, Inc. 8.000%, due 06/15/19	200,000	218,250
8.250%, due 06/15/21	2,150,000	2,391,875
Ford Holdings, Inc. 9.300%, due 03/01/30	1,145,000	1,585,459
9.375%, due 03/01/20	644,000	800,409
Ford Motor Co. 6.625%, due 10/01/28	1,595,000	1,787,679
8.875%, due 01/15/22	1,000,000	1,252,966
9.215%, due 09/15/21	282,000	357,342
Navistar International Corp. 8.250%, due 11/01/21[3]	2,392,000	2,445,820
		10,839,800
	Face amount[1]		Value
Corporate bonds—(continued)
Automotive parts—0.99%
Commercial Vehicle Group, Inc. 7.875%, due 04/15/19		1,125,000	$1,125,000
Goodyear Tire & Rubber Co. 6.500%, due 03/01/21		400,000	418,500
7.000%, due 05/15/22[3]		1,710,000	1,816,875
8.250%, due 08/15/20[3]		420,000	468,300
			3,828,675
Banking-non-US—7.46%
Banco Continental SAECA 8.875%, due 10/15/17[2]		1,500,000	1,642,500
Banco do Brasil SA 5.875%, due 01/19/23[2,3]		1,900,000	1,824,000
Barclays Bank PLC 10.000%, due 05/21/21[4]	GBP	1,350,000	2,698,193
BBVA International Preferred SAU 5.919%, due 04/18/17[5,6]		1,500,000	1,365,000
Belfius Funding NV 1.206%, due 02/09/17[5]	GBP	2,350,000	2,900,272
Canada Square Operations PLC 7.500%, due 12/31/49[5,6]	GBP	2,355,000	3,546,719
Deutsche Postbank Funding Trust IV 5.983%, due 12/31/49[4,5,6]	EUR	1,900,000	2,464,473
HBOS Capital Funding LP 6.461%, due 11/30/18[5,6]	GBP	2,800,000	4,089,121
HBOS PLC 5.125%, due 10/14/15[5,6]	EUR	1,250,000	1,344,982
National Capital Trust I 5.620%, due 12/31/49[4,5,6]	GBP	1,500,000	2,270,466
Royal Bank of Scotland PLC 9.500%, due 03/16/22[4,5]		2,750,000	3,042,875
UT2 Funding PLC 5.321%, due 06/30/16[7]	EUR	1,400,000	1,774,022
			28,962,623
Banking-US—2.10%
ABN Amro Bank NV 4.310%, due 03/10/16[5,6]	EUR	2,905,000	3,623,125
Dresdner Funding Trust I 8.151%, due 06/30/31[2]		1,600,000	1,596,000
Fifth Third Capital Trust IV 6.500%, due 04/15/37[5]		1,600,000	1,600,000
Wachovia Capital Trust III 5.570%, due 03/29/49[5,6]		750,000	733,125
Wells Fargo & Co., Series K 7.980%, due 03/29/49[5,6]		525,000	589,312
			8,141,562
Beverages—0.07%
Constellation Brands, Inc. 7.250%, due 05/15/17		225,000	256,500

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—July 31, 2013

	Face amount[1]		Value
Corporate bonds—(continued)
Broadcast—0.77%
Clear Channel Communications, Inc. 5.500%, due 12/15/16[3]		645,000	$516,000
6.875%, due 06/15/18		780,000	608,400
Clear Channel Worldwide Holdings, Inc. 7.625%, due 03/15/20		127,000	132,715
7.625%, due 03/15/20		1,631,000	1,720,705
			2,977,820
Building & construction—2.45%
Beazer Homes USA, Inc. 8.125%, due 06/15/16		1,630,000	1,793,000
K. Hovnanian Enterprises, Inc. 6.500%, due 01/15/14		580,000	588,700
7.250%, due 10/15/20[2]		1,240,000	1,336,100
KB Home 7.500%, due 09/15/22[3]		1,485,000	1,592,662
Pulte Group, Inc. 6.375%, due 05/15/33		567,000	523,058
7.875%, due 06/15/32		870,000	948,300
Shea Homes LP/Shea Homes Funding Corp. 8.625%, due 05/15/19		1,045,000	1,149,500
Standard Pacific Corp. 8.375%, due 05/15/18		1,365,000	1,579,987
			9,511,307
Building materials—0.65%
Cemex Espana Luxembourg 9.250%, due 05/12/20[2]		1,200,000	1,315,140
Interface, Inc. 7.625%, due 12/01/18		1,130,000	1,209,100
			2,524,240
Building products—0.90%
Associated Materials LLC 9.125%, due 11/01/17[3]		1,110,000	1,197,412
USG Corp. 6.300%, due 11/15/16		1,235,000	1,278,225
8.375%, due 10/15/18[2]		210,000	229,425
9.750%, due 01/15/18[7]		690,000	797,813
			3,502,875
Building products-cement—0.75%
Hanson Ltd. 6.125%, due 08/15/16		600,000	654,000
HeidelbergCement Finance BV 7.500%, due 04/03/20	EUR	395,000	634,001
Texas Industries, Inc. 9.250%, due 08/15/20		1,505,000	1,638,569
			2,926,570
Cable—0.74%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.750%, due 01/15/24		1,250,000	1,168,750
	Face amount[1]	Value
Corporate bonds—(continued)
Cable—(concluded)
Dish DBS Corp. 6.750%, due 06/01/21	835,000	$885,100
7.125%, due 02/01/16	750,000	821,250
		2,875,100
Car rental—1.34%
Avis Budget Car Rental LLC/ Avis Budget Finance, Inc. 2.775%, due 05/15/14[5]	120,000	120,001
5.500%, due 04/01/23[2]	170,000	167,450
8.250%, due 01/15/19	1,425,000	1,556,813
Hertz Corp. 5.875%, due 10/15/20	450,000	474,750
6.250%, due 10/15/22[3]	1,500,000	1,590,000
6.750%, due 04/15/19	300,000	323,250
7.375%, due 01/15/21	885,000	973,500
		5,205,764
Chemicals—1.24%
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 8.875%, due 02/01/18	2,780,000	2,891,200
Huntsman International LLC 8.625%, due 03/15/20[3]	1,115,000	1,248,800
Momentive Performance Materials, Inc. 10.000%, due 10/15/20[3]	620,000	663,400
		4,803,400
Coal—1.03%
Alpha Natural Resources, Inc. 6.000%, due 06/01/19[3]	1,190,000	1,020,425
6.250%, due 06/01/21[3]	245,000	204,575
Arch Coal, Inc. 7.000%, due 06/15/19[3]	825,000	674,438
7.250%, due 10/01/20[3]	275,000	222,750
7.250%, due 06/15/21[3]	460,000	371,450
Cloud Peak Energy Resources LLC/ Cloud Peak Energy Finance Corp. 8.250%, due 12/15/17	1,020,000	1,076,100
8.500%, due 12/15/19	385,000	415,800
		3,985,538
Commercial services—0.28%
Iron Mountain, Inc. 8.375%, due 08/15/21	1,000,000	1,083,750
Computer software & services—1.01%
NCR Corp. 4.625%, due 02/15/21	1,870,000	1,818,575
Sungard Data Systems, Inc. 6.625%, due 11/01/19	2,025,000	2,100,938
		3,919,513
Consumer products—0.86%
Albea Beauty Holdings SA 8.375%, due 11/01/19[2,3]	1,800,000	1,831,500

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—July 31, 2013

	Face amount[1]		Value
Corporate bonds—(continued)
Consumer products—(concluded)
Jarden Corp. 7.500%, due 01/15/20		670,000	$719,412
7.500%, due 01/15/20	EUR	550,000	777,116
			3,328,028
Containers & packaging—2.00%
Ardagh Packaging Finance PLC/ Ardagh MP Holdings USA, Inc. 7.000%, due 11/15/20[2]		1,645,000	1,620,325
Beverage Packaging Holdings Luxembourg II SA 8.000%, due 12/15/16[4]	EUR	205,000	272,722
Owens-Brockway Glass Container, Inc. 7.375%, due 05/15/16		750,000	847,500
Packaging Dynamics Corp. 8.750%, due 02/01/16[2]		1,445,000	1,473,900
Rexam PLC 6.750%, due 06/29/67[4,5]	EUR	1,406,000	1,954,643
Sealed Air Corp. 5.250%, due 04/01/23[2]		425,000	413,312
8.125%, due 09/15/19[2]		1,075,000	1,198,625
			7,781,027
Diversified capital goods—0.29%
Mueller Water Products, Inc. 7.375%, due 06/01/17		445,000	456,681
8.750%, due 09/01/20		604,000	662,135
			1,118,816
Diversified financial services—2.68%
Ally Financial, Inc. 8.000%, due 11/01/31		1,300,000	1,566,925
Bank of America Corp. 8.000%, due 12/31/49[5,6]		345,000	382,087
First Data Corp. 8.875%, due 08/15/20[2]		2,465,000	2,699,175
10.625%, due 06/15/21[2]		1,945,000	1,974,175
GE Capital Trust III 6.500%, due 09/15/67[4,5]	GBP	1,750,000	2,669,597
Mizuho Capital Investment USD 2 Ltd. 14.950%, due 06/30/14[2,5,6]		1,000,000	1,105,000
			10,396,959
Diversified manufacturing—0.60%
Bombardier, Inc. 7.500%, due 03/15/18[2]		270,000	305,100
7.750%, due 03/15/20[2]		1,770,000	2,022,225
			2,327,325
Diversified operations—0.61%
Icahn Enterprises LP 8.000%, due 01/15/18		1,825,000	1,927,656
	Face amount[1]	Value
Corporate bonds—(continued)
Diversified operations—(concluded)
Tomkins LLC/Tomkins, Inc. 9.000%, due 10/01/18	406,000	$442,540
		2,370,196
Electric utilities—1.10%
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 10.000%, due 12/01/20	1,528,000	1,654,060
NRG Energy, Inc. 7.625%, due 01/15/18	250,000	278,750
8.250%, due 09/01/20	1,835,000	2,036,850
8.500%, due 06/15/19	295,000	318,600
		4,288,260
Electric-generation—0.53%
Calpine Corp. 7.250%, due 10/15/17[2]	473,000	494,285
7.875%, due 07/31/20[2]	1,273,000	1,381,205
Tenaska Alabama Partners LP 7.000%, due 06/30/21[2]	181,568	191,554
		2,067,044
Electric-integrated—0.15%
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. 11.500%, due 10/01/20[2]	800,000	600,000
Electronics—0.91%
Freescale Semiconductor, Inc. 5.000%, due 05/15/21[2,3]	1,875,000	1,809,375
9.250%, due 04/15/18[2]	1,180,000	1,278,825
10.125%, due 03/15/18[2]	421,000	460,995
		3,549,195
Finance-captive automotive—1.40%
Ausdrill Finance Pty Ltd. 6.875%, due 11/01/19[2]	1,925,000	1,785,437
Ford Motor Credit Co. LLC 5.875%, due 08/02/21	750,000	831,674
8.125%, due 01/15/20	480,000	590,160
General Motors Financial Co., Inc. 3.250%, due 05/15/18[2]	285,000	278,588
Schaeffler Finance BV 4.750%, due 05/15/21[2]	2,020,000	1,959,400
		5,445,259
Finance-noncaptive consumer—0.44%
CIT Group, Inc. 5.000%, due 08/15/22	1,740,000	1,724,775
Finance-other—1.64%
SLM Corp. MTN 8.000%, due 03/25/20	2,000,000	2,230,000
8.450%, due 06/15/18	600,000	690,072

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—July 31, 2013

	Face amount[1]		Value
Corporate bonds—(continued)
Finance-other—(concluded)
Springleaf Finance Corp. 6.000%, due 06/01/20[2,3]		3,165,000	$2,919,713
Springleaf Finance Corp. MTN 6.500%, due 09/15/17		545,000	545,000
			6,384,785
Financial services—1.92%
Ageas Hybrid Financing SA 5.125%, due 12/31/49[4,5,6]	EUR	2,125,000	2,756,318
Cemex Finance LLC 9.375%, due 10/12/22[2]		1,800,000	2,025,000
HSBC Finance Capital Trust IX 5.911%, due 11/30/35[5]		1,450,000	1,479,000
Milacron LLC/Mcron Finance Corp. 7.750%, due 02/15/21[2]		1,165,000	1,188,300
			7,448,618
Food products—1.77%
ESAL GmbH 6.250%, due 02/05/23[2]		245,000	224,934
JBS USA LLC/JBS USA Finance, Inc. 8.250%, due 02/01/20[2]		1,685,000	1,775,103
Minerva Luxembourg SA 7.750%, due 01/31/23[2,3]		2,100,000	2,040,528
Smithfield Foods, Inc. 6.625%, due 08/15/22		1,030,000	1,089,225
USJ Acucar e Alcool SA 9.875%, due 11/09/19[2,3]		1,800,000	1,746,000
			6,875,790
Food-wholesale—1.20%
Barry Callebaut Services N.V. 5.500%, due 06/15/23[2]		2,100,000	2,163,000
6.000%, due 07/13/17	EUR	140,000	208,517
Post Holdings, Inc. 7.375%, due 02/15/22		2,125,000	2,279,062
			4,650,579
Gaming—4.19%
Caesars Entertainment Operating Co., Inc. 9.000%, due 02/15/20[2]		1,055,000	986,425
12.750%, due 04/15/18		370,000	230,325
Caesars Operating Escrow LLC/ Caesars Escrow Corp. 9.000%, due 02/15/20[2]		5,385,000	5,070,150
Isle of Capri Casinos, Inc. 7.750%, due 03/15/19		575,000	601,594
8.875%, due 06/15/20		2,495,000	2,619,750
MGM Resorts International 6.750%, due 10/01/20[3]		2,683,000	2,854,041
7.750%, due 03/15/22		740,000	819,550
Mohegan Tribal Gaming Authority 10.500%, due 12/15/16[2,3]		1,475,000	1,475,000
11.500%, due 11/01/17[2]		285,000	320,981
	Face amount[1]		Value
Corporate bonds—(continued)
Gaming—(concluded)
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.750%, due 08/15/20		1,140,000	$1,282,500
			16,260,316
Health care providers & services—3.25%
Alere, Inc. 8.625%, due 10/01/18		2,000,000	2,170,000
CHS/Community Health Systems, Inc. 5.125%, due 08/15/18		1,805,000	1,841,100
DaVita HealthCare Partners, Inc. 5.750%, due 08/15/22		1,685,000	1,708,169
Fresenius Medical Care US Finance, Inc. 6.875%, due 07/15/17		365,000	403,325
HCA, Inc. 7.500%, due 02/15/22		2,750,000	3,100,625
Kinetic Concepts, Inc./ KCI USA, Inc. 10.500%, due 11/01/18		1,520,000	1,672,000
VPII Escrow Corp. 7.500%, due 07/15/21[2]		1,595,000	1,710,637
			12,605,856
Insurance—4.64%
American International Group, Inc. 4.875%, due 03/15/67[5]	EUR	1,400,000	1,743,305
5.000%, due 04/26/23	GBP	750,000	1,242,331
Series A2 4.875%, due 03/15/67[5]	EUR	4,500,000	5,603,481
Series A3 5.750%, due 03/15/67[5]	GBP	600,000	860,724
Aviva PLC 6.875%, due 05/22/38[5]	EUR	1,200,000	1,764,044
Hartford Life, Inc. 7.650%, due 06/15/27		885,000	1,087,941
Liberty Mutual Group, Inc. 7.800%, due 03/15/37[2]		2,000,000	2,325,000
Lincoln National Corp. 7.000%, due 05/17/66[5]		1,555,000	1,601,650
Scottish Widows PLC 5.500%, due 06/16/23[4]	GBP	1,185,000	1,784,206
			18,012,682
Machinery—1.20%
Boart Longyear Management Pty Ltd. 7.000%, due 04/01/21[2]		1,085,000	981,925
Mcron Finance Sub LLC/ Mcron Finance Corp. 8.375%, due 05/15/19[2]		1,150,000	1,250,625
Sensata Technologies BV 4.875%, due 10/15/23[2]		1,835,000	1,770,775

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—July 31, 2013

	Face amount[1]		Value
Corporate bonds—(continued)
Machinery—(concluded)
Terex Corp. 6.000%, due 05/15/21		650,000	$666,250
			4,669,575
Machinery-agriculture & construction—0.18%
CNH America LLC 7.250%, due 01/15/16		625,000	684,375
Manufacturing-diversified—1.03%
Amsted Industries, Inc. 8.125%, due 03/15/18[2]		1,110,000	1,179,375
Kloeckner Pentaplast GmbH & Co. KG 11.625%, due 07/15/17[4]	EUR	1,050,000	1,575,890
Polypore International, Inc. 7.500%, due 11/15/17[3]		760,000	801,800
SPX Corp. 6.875%, due 09/01/17		390,000	433,875
			3,990,940
Media—0.82%
Clear Channel Communications, Inc. 9.000%, due 03/01/21		775,000	763,375
EN Germany Holdings BV 10.750%, due 11/15/15[4]	EUR	816,000	1,020,432
Lamar Media Corp. 5.875%, due 02/01/22		1,350,000	1,390,500
			3,174,307
Metals—2.24%
Aleris International, Inc. 6.000%, due 06/01/20[8,9]		13,347	13,347
7.625%, due 02/15/18		1,415,000	1,485,750
7.875%, due 11/01/20		350,000	365,750
Novelis, Inc.
8.375%, due 12/15/17		2,500,000	2,693,750
8.750%, due 12/15/20		200,000	220,500
Vedanta Resources PLC 7.125%, due 05/31/23[2,3]		2,200,000	2,150,500
8.250%, due 06/07/21[2,3]		1,700,000	1,780,750
			8,710,347
Metals & mining—1.43%
ArcelorMittal 7.250%, due 03/01/41[7]		750,000	694,688
7.500%, due 10/15/39[7]		2,790,000	2,629,575
FMG Resources August 2006 Pty Ltd. 6.875%, due 02/01/18[2,3]		525,000	535,500
7.000%, due 11/01/15[2,3]		795,000	812,887
Glencore Finance Europe SA 6.500%, due 02/27/19	GBP	500,000	864,122
			5,536,772
Oil & gas—9.19%
AmeriGas Partners LP/AmeriGas Finance Corp. 6.500%, due 05/20/21		678,000	705,120
	Face amount[1]		Value
Corporate bonds—(continued)
Oil & gas—(concluded)
Berry Petroleum Co. 6.750%, due 11/01/20		1,120,000	$1,159,200
Chesapeake Energy Corp. 5.375%, due 06/15/21[3]		1,000,000	997,500
6.250%, due 01/15/17	EUR	515,000	726,238
6.625%, due 08/15/20[3]		3,040,000	3,298,400
Concho Resources, Inc. 5.500%, due 10/01/22		270,000	271,688
5.500%, due 04/01/23		290,000	289,275
6.500%, due 01/15/22		300,000	321,000
7.000%, due 01/15/21		1,635,000	1,798,500
Denbury Resources, Inc. 4.625%, due 07/15/23		1,500,000	1,372,500
Energy Transfer Equity LP 7.500%, due 10/15/20		1,650,000	1,858,313
EP Energy LLC/EP Energy Finance, Inc. 9.375%, due 05/01/20		2,105,000	2,389,175
Ferrellgas LP/Ferrellgas Finance Corp. 6.500%, due 05/01/21		430,000	434,300
Forest Oil Corp. 7.250%, due 06/15/19[3]		870,000	859,125
Hilcorp Energy I LP/Hilcorp Finance Co. 7.625%, due 04/15/21[2]		525,000	569,625
8.000%, due 02/15/20[2]		355,000	384,731
Linn Energy LLC/Linn Energy Finance Corp. 6.500%, due 05/15/19		800,000	778,000
7.750%, due 02/01/21		500,000	505,000
8.625%, due 04/15/20		1,790,000	1,861,600
MarkWest Energy Partners LP/ MarkWest Energy Finance Corp. 5.500%, due 02/15/23		645,000	651,450
6.500%, due 08/15/21		601,000	643,070
OGX Petroleo e Gas Participacoes SA 8.500%, due 06/01/18[2,3]		1,395,000	279,000
Petroleos de Venezuela SA 12.750%, due 02/17/22[4]		4,475,000	4,463,812
Precision Drilling Corp. 6.500%, due 12/15/21		615,000	648,825
6.625%, due 11/15/20		855,000	897,750
Regency Energy Partners LP/ Regency Energy Finance Corp. 5.500%, due 04/15/23		1,230,000	1,242,300
Samson Investment Co. 10.000%, due 02/15/20[2]		1,835,000	1,945,100
Swift Energy Co. 7.125%, due 06/01/17		500,000	507,500
8.875%, due 01/15/20		1,520,000	1,592,200
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.250%, due 05/01/23[2]		1,465,000	1,443,025
7.875%, due 10/15/18		730,000	788,400
			35,681,722

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—July 31, 2013

	Face amount[1]		Value
Corporate bonds—(continued)
Oil services—1.32%
Basic Energy Services, Inc. 7.750%, due 02/15/19		420,000	$424,200
7.750%, due 10/15/22		1,475,000	1,463,938
Cie Generale de Geophysique-Veritas 6.500%, due 06/01/21		1,350,000	1,383,750
Hornbeck Offshore Services, Inc. 5.000%, due 03/01/21[2]		1,235,000	1,185,600
5.875%, due 04/01/20		650,000	661,375
			5,118,863
Packaging—1.34%
Reynolds Group Issuer 8.500%, due 05/15/18		1,765,000	1,835,600
9.875%, due 08/15/19		3,115,000	3,364,200
			5,199,800
Paper & forest products—0.86%
ACCO Brands Corp. 6.750%, due 04/30/20[3]		570,000	584,962
Boise Paper Holdings LLC/ Boise Co-Issuer Co. 8.000%, due 04/01/20		155,000	166,625
Domtar Corp. 9.500%, due 08/01/16		250,000	294,666
Norske Skogindustrier ASA 7.000%, due 06/26/17[4]	EUR	505,000	391,339
7.125%, due 10/15/33[2]		1,850,000	952,750
Stora Enso Oyj 7.250%, due 04/15/36[2]		1,000,000	940,000
			3,330,342
Pipelines—0.82%
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp. 4.750%, due 11/15/21[2]		350,000	321,125
5.875%, due 08/01/23[2]		1,195,000	1,141,225
Georgian Oil and Gas Corp. 6.875%, due 05/16/17[2]		1,700,000	1,734,000
			3,196,350
Rental auto/equipment—0.87%
United Rentals North America, Inc. 7.375%, due 05/15/20		275,000	303,188
7.625%, due 04/15/22		270,000	301,050
8.375%, due 09/15/20[3]		2,525,000	2,783,812
			3,388,050
Retail—0.16%
Suburban Propane Partners LP/ Suburban Energy Finance Corp. 7.375%, due 08/01/21		593,000	637,475
Steel—1.63%
AK Steel Corp. 7.625%, due 05/15/20[3]		1,350,000	1,147,500
8.375%, due 04/01/22[3]		400,000	340,000
	Face amount[1]		Value
Corporate bonds—(continued)
Steel—(concluded)
APERAM 7.375%, due 04/01/16[2]		1,000,000	$962,500
Severstal OAO Via Steel Capital SA 5.900%, due 10/17/22[2,3]		2,100,000	1,942,500
US Steel Corp. 7.000%, due 02/01/18[3]		1,170,000	1,240,200
7.500%, due 03/15/22[3]		700,000	708,750
			6,341,450
Telecom-integrated/services—1.29%
Hughes Satellite Systems Corp. 7.625%, due 06/15/21		1,088,000	1,177,760
Intelsat Luxembourg SA 7.750%, due 06/01/21[2]		1,730,000	1,820,825
8.125%, due 06/01/23[2]		1,860,000	1,999,500
			4,998,085
Telecommunication services—1.64%
Alcatel-Lucent USA, Inc. 6.450%, due 03/15/29		1,020,000	805,800
Colombia Telecomunicaciones SA ESP 5.375%, due 09/27/22[2]		1,800,000	1,692,000
CommScope, Inc. 8.250%, due 01/15/19[2]		2,135,000	2,343,163
Satmex Escrow SA de C.V. 9.500%, due 05/15/17		1,400,000	1,540,000
			6,380,963
Telephone-integrated—1.99%
Frontier Communications Corp. 7.000%, due 11/01/25		500,000	470,000
7.125%, due 01/15/23		700,000	693,000
Sprint Capital Corp. 6.900%, due 05/01/19		4,625,000	4,890,937
8.750%, due 03/15/32		1,570,000	1,656,350
			7,710,287
Transportation—1.30%
Stena AB 5.875%, due 02/01/19[4]	EUR	650,000	895,425
6.125%, due 02/01/17[4]	EUR	1,500,000	2,095,301
Ukraine Railways via Shortline PLC 9.500%, due 05/21/18[2]		2,180,000	2,043,750
			5,034,476
Transportation services—1.73%
CEVA Group PLC 8.375%, due 12/01/17[2]		1,492,000	1,499,460
CHC Helicopter SA 9.250%, due 10/15/20		2,495,000	2,601,037
Hapag-Lloyd AG 9.750%, due 10/15/17[2,3]		1,280,000	1,344,000
PHI, Inc. 8.625%, due 10/15/18		1,000,000	1,045,000
Teekay Corp. 8.500%, due 01/15/20[3]		195,000	212,063
			6,701,560

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—July 31, 2013

	Face amount[1]		Value
Corporate bonds—(concluded)
Wireless telecommunication services—1.93%
Crown Castle International Corp. 7.125%, due 11/01/19[3]		1,000,000	$1,077,500
MetroPCS Wireless, Inc. 6.625%, due 11/15/20		490,000	514,500
7.875%, due 09/01/18		500,000	542,500
Sprint Nextel Corp. 6.000%, due 11/15/22		1,250,000	1,203,125
8.375%, due 08/15/17		325,000	367,250
9.125%, due 03/01/17		825,000	950,812
ViaSat, Inc. 6.875%, due 06/15/20		1,984,000	2,108,000
Windstream Corp. 6.375%, due 08/01/23		750,000	712,500
			7,476,187
Total corporate bonds (cost—$336,121,142)			352,705,668
Loan assignments[5]—1.83%
Airlines—0.51%
US Airways Group, Inc. Term Loan B1 4.250%, due 05/23/19		2,000,000	1,998,920
Broadcast—0.27%
Clear Channel Communications, Inc. Term Loan B 3.836%, due 01/29/16		283,487	264,618
Clear Channel Communications, Inc. Term Loan D 6.936%, due 01/30/19		836,165	771,989
			1,036,607
Computer software & services—0.34%
Sungard Data Systems, Inc. Term Loan E 4.000%, due 03/08/20		1,289,920	1,302,819
Gaming—0.46%
Scientific Games International Term Loan B due 05/22/20[10]		1,800,000	1,794,384
Support-services—0.25%
KAR Auction Services, Inc. Term Loan B 3.750%, due 05/19/17		958,439	965,387
Total loan assignments (cost—$7,027,600)			7,098,117
Non-US government obligation—1.54%
Sovereign—1.54%
Portugal Obrigacoes do Tesouro OT 4.950%, due 10/25/23[4] (cost—$5,187,863)	EUR	5,000,000	5,983,248
	Face amount[1]	Value
Asset-backed securities—1.03%
Citigroup Mortgage Loan Trust, Inc., Series 2007-AHL2, Class A3A 0.260%, due 05/25/37[5]	405,156	$327,773
Home Equity Loan Trust, Series 2007-FRE1, Class 2AV1 0.320%, due 04/25/37[5]	453,222	419,859
HSI Asset Securitization Corp. Trust, Series 2007-NC1, Class A1 0.290%, due 04/25/37[5]	603,925	509,787
Merrill Lynch Mortgage Investors Trust, Series 2007-MLN1, Class A2A 0.300%, due 03/25/37[5]	1,217,041	807,240
Morgan Stanley Capital, Inc., Series 2006-HE6, Class A2B 0.290%, due 09/25/36[5]	326,790	213,541
Series 2006-HE8, Class A2B 0.290%, due 10/25/36[5]	187,524	97,847
Renaissance Home Equity Loan Trust, Series 2007-2, Class AF1 5.893%, due 06/25/37[7]	1,444,559	816,124
Soundview Home Equity Loan Trust, Series 2006-EQ2, Class A2 0.300%, due 01/25/37[5]	915,714	529,185
Series 2007-OPT1, Class 2A1 0.270%, due 06/25/37[5]	353,042	298,032
Total asset-backed securities (cost—$5,957,052)		4,019,388
Collateralized mortgage obligations—0.29%
Banc of America Mortgage Securities, Series 2005-J, Class 1A1 3.000%, due 11/25/35[5]	582,134	489,138
GSAA Home Equity Trust, Series 2006-14, Class A1 0.240%, due 09/25/36[5]	739,149	352,329
WaMu Mortgage Pass-Through Certificates, Series 2006-AR14, Class 1A1 2.377%, due 11/25/36[5]	352,254	288,522
Total collateralized mortgage obligations (cost—$1,673,537)		1,129,989
	Shares
Common stocks—0.94%
Automobiles—0.61%
General Motors Co.*	53,428	1,916,462
Motors Liquidation Co. GUC Trust*,11	13,413	437,935
		2,354,397

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—July 31, 2013

	Shares	Value
Common stocks—(concluded)
Construction materials—0.26%
US Concrete, Inc.*,8	59,953	$1,028,793
Metals—0.07%
Aleris International, Inc.*,8,9	15,446	274,167
Total common stocks (cost—$3,529,728)		3,657,357
	Number of warrants
Warrants*—0.60%
Automobiles—0.56%
General Motors Co., strike price $10.00, expires 07/10/16	48,571	1,276,446
General Motors Co., strike price $18.33, expires 07/10/19	48,571	904,878
		2,181,324
Cable—0.04%
Charter Communications, Inc., strike price $46.86, expires 11/30/14	1,818	150,330
Total warrants (cost—$2,020,844)		2,331,654
	Face amount	Value
Repurchase agreement—0.62%
Repurchase agreement dated 07/31/13 with State Street Bank and Trust Co., 0.010% due 08/01/13, collateralized by $105,274 Federal Home Loan Mortgage Corp. obligations, 1.960% due 11/07/22, $2,426,785 Federal National Mortgage Association obligations, 2.140% to 2.170% due 11/07/22 and $79,799 US Treasury Notes, 0.250% to 0.750% due 10/31/13 to 12/15/13; (value—$2,456,188); proceeds: $2,408,001 (cost—$2,408,000)	$2,408,000	$2,408,000
	Number of shares
Investment of cash collateral from securities loaned—11.34%
Money market fund—11.34%
UBS Private Money Market Fund LLC[12] (cost—$44,014,743)	44,014,743	44,014,743
Total investments (cost—$407,940,509)—109.03%		423,348,164
Liabilities in excess of other assets—(9.03)%		(35,062,635)
Net assets—100.00%		$388,285,529

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 218.

Aggregate cost for federal income tax purposes was $407,940,509; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$25,138,094
Gross unrealized depreciation	(9,730,439)
Net unrealized appreciation	$15,407,655

Futures contracts

Number of contracts	Currency		Expiration date	Proceeds	Current value	Unrealized appreciation
US Treasury futures sell contracts:
928	USD	US Treasury Note 2 Year Futures	September 2013	$204,501,180	$204,450,000	$51,180
428	USD	US Treasury Note 5 Year Futures	September 2013	52,784,133	51,945,156	838,977
				$257,285,313	$256,395,156	$890,157

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—July 31, 2013

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
JPMCB	EUR	30,869,000	USD	41,392,705	09/19/13	$319,431
JPMCB	GBP	14,812,000	USD	23,173,744	09/19/13	648,293
JPMCB	USD	1,400,017	EUR	1,065,000	09/19/13	17,037
JPMSI	GBP	220,000	USD	333,608	09/19/13	(958)
						$983,803

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2013 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$352,692,321	$13,347	$352,705,668
Loan assignments	—	7,098,117	—	7,098,117
Non-US government obligation	—	5,983,248	—	5,983,248
Asset-backed securities	—	4,019,388	—	4,019,388
Collateralized mortgage obligations	—	1,129,989	—	1,129,989
Common stocks	3,383,190	—	274,167	3,657,357
Warrants	2,181,324	150,330	—	2,331,654
Repurchase agreement	—	2,408,000	—	2,408,000
Investment of cash collateral from securities loaned	—	44,014,743	—	44,014,743
Futures contracts, net	890,157	—	—	890,157
Forward foreign currency contracts, net	—	983,803	—	983,803
Total	$6,454,671	$418,479,939	$287,514	$425,222,124

At July 31, 2013, there was a transfer between Level 1 and Level 2 of $150,330 due to the valuation being based upon over-the-counter pricing rather than an unadjusted quoted price from a US exchange.

The following is a rollforward of the Portfolio's investments that were valued using unobservable inputs (Level 3) for the year ended July 31, 2013:

	Corporate bonds	Common stocks	Total
Beginning balance	$13,357	$641,936	$655,293
Purchases	—	—	—
Sales	(0)	—	(0)
Accrued discounts/(premiums)	(92)	—	(92)
Total realized gain/(loss)	(0)	—	(0)
Net change in unrealized appreciation/depreciation	82	(367,769)	(367,687)
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Ending balance	$13,347	$274,167	$287,514

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at July 31, 2013 was $(367,677).

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—July 31, 2013

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	72.8%
United Kingdom	5.7
Luxembourg	5.3
Netherlands	2.7
Canada	2.0
Portugal	1.4
Venezuela	1.0
Australia	1.0
Jersey	1.0
Brazil	0.8
Ireland	0.8
Sweden	0.7
Germany	0.7
Spain	0.6
Belgium	0.6
Georgia	0.4
Colombia	0.4
Paraguay	0.4
Mexico	0.4
France	0.3
Norway	0.3
Cayman Islands	0.3
Finland	0.2
Austria	0.1
Marshall Islands	0.1
Total	100.0%

Portfolio footnotes

*  Non-income producing security.

1  In US Dollars unless otherwise indicated.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 25.04% of net assets as of July 31, 2013, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

3  Security, or portion thereof, was on loan at July 31, 2013.

4  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At July 31, 2013, the value of these securities amounted to 7.82% of net assets.

5  Variable or floating rate security. The interest rate shown is the current rate as of July 31, 2013 and changes periodically.

6  Perpetual bond security. The maturity date reflects the next call date.

7  Step bond that converts to the noted fixed rate at a designated future date.

8  Illiquid investments representing 0.34% of net assets as of July 31, 2013.

9  Security is being fair valued by a valuation committee under the direction of the board of trustees.

10  Position is unsettled and therefore the coupon rate is not known at this time and will take effect upon settlement date.

11  Security exchanged on 04/21/11; position represents remaining escrow balance expected to be received upon finalization of debt restructuring.

12  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2013. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/12	Purchases during the year ended 07/31/13	Sales during the year ended 07/31/13	Value at 07/31/13	Net income earned from affiliate for the year ended 07/31/13
UBS Private Money Market Fund LLC	$54,823,665	$190,468,773	$201,277,695	$44,014,743	$17,945

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Performance

For the 12 months ended July 31, 2013, the Portfolio's Class P shares returned 32.47% before the deduction of the maximum PACE Select program fee. (Class P shares returned 29.84% after the deduction of the maximum PACE Select program fee for the same 12-month period.) In comparison, the Russell 1000 Value Index (the "benchmark") returned 30.73%, and the Lipper Large-Cap Value Funds category posted a median return of 29.87%. Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 105. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments1

Please note: On May 29, 2013, Robeco Investment Management, Inc. began serving as a third Sub-advisor for this Fund, replacing Westwood Management Corp., which was terminated as a Sub-Advisor for the portfolio effective May 28, 2013.

ICAP

Our portion of the Portfolio performed in line with the benchmark during the reporting period. Overall, the portfolio is built on a stock-by-stock basis and reflects the individual names that we believe have a combination of attractive valuations and catalysts likely to trigger appreciation over a 12- to 18-month timeframe. In a period characterized by strong, positive returns and lower volatility than in recent prior periods, performance for the reporting period was primarily driven by several key factors.

Stock selection in the consumer services sector added to performance, as media companies Time Warner and Viacom both benefited from stronger ratings and increased revenue from affiliate fees. In the information technology sector, Texas Instruments outperformed due to improved operating margins and increased return of cash to shareholders. Other individual stocks that added value included diversified financial firm Citigroup and auto parts manufacturer Johnson Controls. We believe that Citigroup's efforts to restructure and become more efficient have begun to pay off, in terms of increased operating margins. Johnson Controls' initiatives to restructure its

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Large Co Value Equity Investments

Investment Sub-Advisors:

Institutional Capital LLC ("ICAP"), Westwood Management Corp. ("Westwood") until May 28, 2013, Pzena Investment Management, LLC ("Pzena"); Robeco Investment Management, Inc. ("Robeco") and Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital"), commenced after the close of the reporting period.

Portfolio Managers:

ICAP: Jerrold Senser, Thomas M. Cole and Thomas Wenzel;

Westwood: Mark R. Freeman, Jay K. Singhania, Lisa Dong, Todd L. Williams and Scott D. Lawson;

Pzena: Antonio DeSpirito, III, Richard S. Pzena, John P. Goetz and Benjamin Silver

Robeco: Mark Donovan and David Pyle

Objective:

Capital appreciation and dividend income

Investment process:

ICAP uses its proprietary valuation model to identify large capitalization companies that it believes offer the best relative values and seeks to avoid companies that exhibit excessive deterioration in earnings trends. ICAP looks for companies where there is a catalyst for positive change with potential to produce stock appreciation of 15% or more relative to the market over a 12- to 18-month period.

ICAP also uses internally and externally generated research to evaluate the financial condition and business prospects of every company it considers. ICAP monitors each stock purchased and sells the stock when

(continued on next page)

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Sub-Advisors' comments – continued

automotive and building efficiency businesses have also begun to deliver higher operating margins. In addition, the firm has benefited from the pickup in global car sales. Our underweight to utilities and property stocks also added value during the reporting period.

Stock selection in the basic industries sector detracted from performance, as mining company Barrick Gold and fertilizer maker Mosaic both lagged the benchmark. Barrick Gold's results were hindered by higher-than-expected costs associated with mine development and production. We sold out of our position in Barrick due to the risk that this would be ongoing. Mosaic's potential future profitability was impacted when a competitor announced its intent to lower prices on a fertilizer commodity in order to increase market share. We continue to hold our position in Mosaic as we believe that the stock's valuation, potential for significant share buyback and potential for better than anticipated realized prices make the stock attractive. Individual positions that detracted from performance included global wireless communications provider Vodafone, natural gas producer Encana and software giant Microsoft. While weakness in Vodafone's Southern European businesses weighed on results, the company continued to have strength in the US and emerging markets. We continued to find the stock attractively valued, with good potential to return cash to shareholders via the prospect of continued receipt of dividends from Verizon Wireless (Vodafone owns 45% of Verizon Wireless). Although Encana was hindered by continued low natural gas prices, we continued to hold the position in our portion of the Portfolio as we believed that the stock's valuation and catalysts were attractive. While Microsoft's Windows 7 continued to have strong adoption at enterprises, Windows 8 will take longer than expected for the marketplace to assess due to limited availability of hardware. As such, we sold the position from our portion of the Portfolio. Our underweight to the financials sector also detracted from performance.

Derivatives were not used during the reporting period.

Pzena

Our portion of the Portfolio significantly outperformed the benchmark during the reporting period. We benefited on both an absolute and relative basis from being positioned mainly in economically sensitive sectors. We also avoided sectors, such as utilities, that had been bid up to historically high valuations as investors sought safety and yield.

Investment process (concluded)

its target price is achieved, the catalyst becomes inoperative, or ICAP identifies another stock with greater opportunity for appreciation.

Westwood utilizes a value style of investing in which it chooses common stocks it believes are currently undervalued. Other key metrics it considers are return on equity, debt/equity ratio and, in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates.

Westwood has disciplines in place that serve as sell signals, such as a security reaching a pre-determined price target or a change to a company's fundamentals that negatively impacts the original investment thesis.

Pzena follows a disciplined investment process to implement its value philosophy, focusing exclusively on companies that are underperforming their historically demonstrated earnings power. Pzena applies intensive fundamental research to these companies in an effort to determine whether the problems that caused the earnings shortfall are temporary or permanent. The research process incorporates perspectives on valuation, earnings, management strategy, and downside protection.

Robeco invests primarily in a diversified portfolio of common stocks of issuers identified as having attractive value characteristics with strong fundamentals. Robeco establishes a sell discipline for each security in the portfolio based on its target price, and may also sell a security if business fundamentals weaken or if an expected catalyst fails to materialize. Robeco seeks to outperform the fund's benchmark in falling markets and to keep pace with the benchmark in rising markets, while protecting capital.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Sub-Advisors' comments – continued

Results for our portion of the Portfolio were mainly driven by our positioning in the financial services, information technology and consumer discretionary sectors, with additional contributions from defense contractors and homebuilding supply companies. We had no exposure to basic material companies, which were weak during the reporting period. Hewlett-Packard, which was our largest holding during the reporting period, Citigroup and Delphi Automotive were the largest contributors to performance. In contrast, Apollo Group, a for-profit education company, significantly detracted from performance. Due to increasing uncertainties in the competitive environment, we sold out of our position in Apollo Group toward the end of the reporting period.

We believe that, despite its length, we are still early in the recovery phase of the value cycle, and value investors have good reason for optimism. Investor risk aversion and the fear of revisiting the difficult days of 2007-2008 led to a flight to safety, which has just started to unwind. As a result, we see a bifurcated equity market—safety and yield trading close to historic highs relative to the market, with financials, mature technology, integrated oils and other economically sensitive stocks trading at or near 40-year lows. Many of the companies that hit our research screens are on solid financial footing, generating significant amounts of free cash flow and are positioned to fare well, even in a low-growth environment. The valuation of many high-quality franchises are compelling across a range of sectors, most notably in financials, information technology and a broad array of other cyclical businesses, which make up the bulk of our holdings.

Derivatives were not used during the reporting period.

Robeco

Our portion of the Portfolio slightly outperformed the benchmark during the reporting period from our inception as a Sub-Advisor on May 29, 2013 through July 31, 2013, due to both stock selection and, to a lesser extent, sector allocation.

During the reporting period, we took advantage of a significant amount of opportunities in the strong-performing healthcare sector. Specifically, our large overweight positions in the healthcare service companies Cigna Corp. and Omnicare, Inc. produced high returns for the reporting period, as both companies beat earnings estimates during the second quarter of 2013. In addition, our out-of-benchmark holding in McKesson Corp. was beneficial for results.

Other areas of strength came from stock selection in the consumer services and communications sectors. Our overweight position in Liberty Media Corp. was the largest contributor to performance in the consumer services sector. Strong performance in the communications sector was led by our cable company holdings. Finally, our minimal exposure to real estate investment trusts (REITs) benefited the portfolio, on a relative basis, as the sector produced a negative absolute return during the reporting period.

The Technology sector was the worst performing sector. Specifically, Microsoft Corp. did not meet earnings expectations for the quarter, as its shift in strategy from a packaged software company to a devices and services company is causing greater than expected pressure on earnings per share in the near term. Despite the short term headwinds, we believe that the shift should be beneficial to the long term earnings potential of the company. We also believe that positively viewed changes to the company's corporate governance and management structure, as well as a recent dividend increase, could create momentum for the stock price going forward.

Derivatives were not used during the reporting period.

Westwood (Note: Westwood Management Corp. was terminated as a Sub-Advisor for the Portfolio effective at the close of business on May 28, 2013, and its portion of the Portfolio was transitioned to Robeco Investment

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Sub-Advisors' comments – concluded

Management, Inc. on May 29, 2013. The following commentary only covers the period of time during which Westwood sub-advised a portion of the Portfolio, from August 1, 2012 to May 28, 2013.

Our portion of the Portfolio underperformed the benchmark during the reporting period. Relative performance was hindered by security selection in the information technology ("IT") and healthcare sectors. However, our overweight in the more economically-sensitive IT sector was beneficial for results. Intel was our weakest performer in the IT sector, due to concerns about slowing global personal computer sales. In its fourth quarter 2012 earnings release, Intel reported a large, unexpected increase in capital outlays in a year when revenue growth is slower and margins are falling. Aggressive spending combined with the possibility of overly optimistic forward guidance increased the risk in this company. We sold out of our position in Intel in May 2013. Our holdings in QUALCOMM and EMC also detracted from results, as they both reported disappointing earnings that were below analyst expectations. Additionally, fears of a slowdown in the global handset market negatively impacted QUALCOMM, whereas EMC's shares declined due to concerns of a slowdown in online storage demand and VMware's lower-than-expected guidance. We continued to hold our position in EMC, as it was fairly out of favor with investors on overly pessimistic concerns for near term enterprise spending. QUALCOMM provides exposure to growth through its cell phone chip set business, as well as a steady royalty stream tied to the company's 3G and 4G patent portfolio. We continued to hold our position in QUALCOMM as it remains in great financial condition with zero debt, healthy cash levels on its balance sheet and strong return on capital trends. Other detractors include Vodafone, which saw its shares begin to fall as investors recognized its weakening competitive positioning and grew concerned about management's intent to invest in slower growing parts of the industry. Vodafone's European assets are struggling due to economic pressure and from a deteriorating competitive position in the region. Management is signaling its intent to direct further capital towards this less attractive market in the form of wire-line and/or cable acquisitions. We viewed the increased capital deployment as an added risk to cash flow, earnings and to the dividend stream. We sold out of our position in Vodafone in May 2013. Teva Pharmaceutical Industries reported results that did not provide the thesis-confirming results within their generic division we had hoped for and was sold.

Our performance relative to the benchmark was aided by an underweight in the utilities sector, as well as security selection in the energy and producer durables sectors. Top contributors included insurance holding American International Group and IT holding Cisco Systems. Both companies performed well due to better than expected results, as well as outlining attractive dividend policies. Additionally, financial services holding Wells Fargo was aided by an improving US housing market and, along with JPMorgan Chase and Bank of America, benefited from the increase in the 10-year Treasury yield and a steepening of the overall yield curve. These were positive developments for net interest margins in the sector. In addition, Bank of America benefited from an increase in mortgage banking activity and an improving capital level. Elsewhere, shares of consumer discretionary holding General Motors rallied due to continued strong North American operating results, as well as rising US auto sales.

Derivatives were not used during the reporting period.

(Please note: After the close of the fiscal reporting period, Los Angeles Capital was appointed to serve as an additional Sub-Advisor to the Portfolio).

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation and dividend income and who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Large Co Value Equity Investments Class P shares versus the Russell 1000 Value Index over the 10 years ended July 31, 2013. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Large Co Value Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/13	1 year	5 years	10 years
Before deducting maximum sales charge or PACE Select program fee
Class A1	32.12%	7.63%	7.82%
Class C2	31.13%	6.77%	6.96%
Class Y3	32.46%	7.93%	8.16%
Class P4	32.47%	7.90%	8.09%
After deducting maximum sales charge or PACE Select program fee
Class A1	24.82%	6.42%	7.20%
Class C2	30.13%	6.77%	6.96%
Class P4	29.84%	5.77%	5.95%
Russell 1000 Value Index[5]	30.73%	7.88%	8.20%
Lipper Large-Cap Value Funds median	29.87%	7.30%	7.38%

Average annual total returns for periods ended June 30, 2013, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, 18.84%; 5-year period, 5.22%; 10-year period, 6.72%; Class C—1-year period, 23.66%; 5-year period, 5.55%; 10-year period, 6.47%; Class Y—1-year period, 25.97%; 5-year period, 6.72%; 10-year period, 7.66%; Class P—1-year period, 23.51%; 5-year period, 4.57%; 10-year period, 5.46%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2012 prospectuses, were as follows: Class A—1.18% and 1.18%; Class C—1.98% and 1.98%; Class Y—0.94% and 0.94%; and Class P—0.93% and 0.93%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2013 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.27%; Class C—2.02%; Class Y—1.02% and Class P—1.02%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

5  The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio statistics (unaudited)

Characteristics	07/31/13
Net assets (mm)	$1,319.6
Number of holdings	122
Portfolio composition[1]	07/31/13
Common stocks	92.4%
ADRs	4.9
Cash equivalents and other assets less liabilities	2.7
Total	100.0%
Top five sectors[1]	07/31/13
Financials	26.2%
Health care	16.3
Consumer discretionary	14.0
Energy	13.0
Information technology	12.2
Total	81.7%
Top ten equity holdings[1]	07/31/13
Exxon Mobil Corp.	3.7%
Pfizer, Inc.	3.5
Citigroup, Inc.	3.2
JPMorgan Chase & Co.	3.1
Johnson & Johnson	2.8
Time Warner, Inc.	2.4
Capital One Financial Corp.	2.2
General Electric Co.	2.1
Cisco Systems, Inc.	1.9
PNC Financial Services Group, Inc.	1.8
Total	26.7%

For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 218.

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2013. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2013

	Number of shares	Value
Common stocks—97.30%
Aerospace & defense—3.14%
Honeywell International, Inc.	236,300	$19,608,174
Lockheed Martin Corp.	25,464	3,058,736
Northrop Grumman Corp.	150,100	13,818,206
Raytheon Co.	68,900	4,949,776
		41,434,892
Air freight & logistics—0.15%
United Parcel Service, Inc., Class B	22,500	1,953,000
Auto components—2.43%
Delphi Automotive PLC	174,700	9,384,884
Johnson Controls, Inc.	418,050	16,809,790
Lear Corp.	84,800	5,874,096
		32,068,770
Automobiles—0.90%
Ford Motor Co.	702,350	11,855,668
Biotechnology—0.51%
Amgen, Inc.	62,200	6,735,638
Building products—0.48%
Masco Corp.	309,700	6,355,044
Capital markets—4.02%
Franklin Resources, Inc.	128,925	6,301,854
Invesco Ltd.	265,300	8,540,007
Morgan Stanley	307,300	8,361,633
State Street Corp.	183,585	12,790,367
The Charles Schwab Corp.	140,495	3,103,535
The Goldman Sachs Group, Inc.	84,650	13,885,139
		52,982,535
Chemicals—1.32%
Monsanto Co.	123,600	12,209,208
The Mosaic Co.	127,250	5,228,703
		17,437,911
Commercial banks—5.11%
BB&T Corp.	412,500	14,722,125
Fifth Third Bancorp	334,800	6,438,204
PNC Financial Services Group, Inc.	320,650	24,385,432
SunTrust Banks, Inc.	80,000	2,783,200
Wells Fargo & Co.	440,000	19,140,000
		67,468,961
Commercial services & supplies—0.19%
Tyco International Ltd.	72,200	2,513,282
Communications equipment—2.35%
Brocade Communications Systems, Inc.*	267,150	1,779,219
Cisco Systems, Inc.	998,100	25,501,455
QUALCOMM, Inc.	58,300	3,763,265
		31,043,939
Computers & peripherals—2.54%
Dell, Inc.	492,525	6,240,292
Hewlett-Packard Co.	791,125	20,316,090
	Number of shares	Value
Common stocks—(continued)
Computers & peripherals—(concluded)
NetApp, Inc.	102,407	$4,210,976
Seagate Technology PLC	68,723	2,811,458
		33,578,816
Consumer finance—2.51%
Capital One Financial Corp.	412,500	28,470,750
Discover Financial Services	94,700	4,688,597
		33,159,347
Containers & packaging—0.57%
Crown Holdings, Inc.*	68,685	3,010,464
Rock-Tenn Co., Class A	39,800	4,551,130
		7,561,594
Diversified financial services—8.29%
Bank of America Corp.	1,327,100	19,375,660
Citigroup, Inc.	816,256	42,559,588
ING US, Inc.*	202,625	6,305,690
JPMorgan Chase & Co.	738,175	41,138,493
		109,379,431
Electric utilities—1.69%
Entergy Corp.	122,900	8,295,750
Exelon Corp.	374,150	11,445,248
FirstEnergy Corp.	66,357	2,526,211
		22,267,209
Electronic equipment, instruments & components—0.93%
TE Connectivity Ltd.	239,300	12,213,872
Energy equipment & services—2.38%
Baker Hughes, Inc.	222,600	10,557,918
Halliburton Co.	321,726	14,538,798
Schlumberger Ltd.	64,900	5,278,317
Weatherford International Ltd.*	70,911	989,917
		31,364,950
Food & staples retailing—1.68%
CVS Caremark Corp.	360,071	22,140,766
Food products—0.24%
Tyson Foods, Inc., Class A	116,118	3,207,179
Health care equipment & supplies—3.44%
Baxter International, Inc.	259,850	18,979,444
Becton, Dickinson and Co.	86,500	8,971,780
Covidien PLC	282,100	17,385,823
		45,337,047
Health care providers & services—5.02%
Aetna, Inc.	20,000	1,283,400
AmerisourceBergen Corp.	38,951	2,269,675
Cigna Corp.	138,050	10,744,431
Express Scripts Holding Co.*	98,600	6,463,230
Humana, Inc.	34,155	3,116,985
Laboratory Corp. of America Holdings*	61,725	5,971,277
McKesson Corp.	173,900	21,330,574

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2013

	Number of shares	Value
Common stocks—(continued)
Health care providers & services—(concluded)
Omnicare, Inc.	107,100	$5,653,809
UnitedHealth Group, Inc.	128,300	9,346,655
		66,180,036
Hotels, restaurants & leisure—1.15%
McDonald's Corp.	155,350	15,236,728
Independent power producers & energy traders—0.32%
AES Corp.	337,000	4,192,280
Industrial conglomerates—2.25%
General Electric Co.	1,133,150	27,614,865
Siemens AG, ADR[1]	18,667	2,061,957
		29,676,822
Insurance—5.96%
ACE Ltd.	68,005	6,214,297
American International Group, Inc.*	244,650	11,134,022
Axis Capital Holdings Ltd.	254,675	11,093,643
Berkshire Hathaway, Inc., Class B*	173,200	20,068,684
Marsh & McLennan Cos., Inc.	55,800	2,336,346
MetLife, Inc.	275,075	13,319,131
Reinsurance Group of America, Inc.	31,700	2,158,453
The Travelers Cos., Inc.	28,300	2,364,465
Validus Holdings Ltd.	73,030	2,587,453
Willis Group Holdings PLC	171,175	7,326,290
		78,602,784
Internet software & services—1.20%
eBay, Inc.*	44,068	2,277,875
Google, Inc., Class A*	8,025	7,122,990
IAC/InterActiveCorp.	128,200	6,488,202
		15,889,067
Machinery—1.43%
AGCO Corp.	69,200	3,892,500
Dover Corp.	55,200	4,727,328
Parker Hannifin Corp.	99,500	10,276,360
		18,896,188
Media—7.86%
CBS Corp., Class B	78,200	4,132,088
Comcast Corp., Class A	225,000	10,143,000
Gannett Co., Inc.	129,300	3,330,768
Liberty Global PLC, Series C*	62,830	4,847,963
Liberty Media Corp., Class A*	51,500	7,402,095
News Corp., Class A*	145,938	2,324,792
Omnicom Group, Inc.	263,133	16,911,558
Time Warner Cable, Inc.	32,900	3,752,903
Time Warner, Inc.	501,438	31,219,530
Viacom, Inc., Class B	269,900	19,640,623
		103,705,320
Multiline retail—0.30%
Macy's, Inc.	82,519	3,988,968
	Number of shares	Value
Common stocks—(concluded)
Oil, gas & consumable fuels—10.60%
BP PLC, ADR	354,960	$14,709,542
Encana Corp.	357,350	6,260,772
EOG Resources, Inc.	29,629	4,310,723
Exxon Mobil Corp.	521,661	48,905,719
Marathon Oil Corp.	458,900	16,685,604
Occidental Petroleum Corp.	141,190	12,572,970
Phillips 66	103,700	6,377,550
Royal Dutch Shell PLC, ADR	306,775	20,968,071
Southwestern Energy Co.*	232,850	9,032,252
		139,823,203
Paper & forest products—0.25%
International Paper Co.	66,900	3,231,939
Pharmaceuticals—7.37%
Abbott Laboratories	128,650	4,712,450
AbbVie, Inc.	66,100	3,006,228
Johnson & Johnson	391,950	36,647,325
Pfizer, Inc.	1,595,702	46,642,369
Sanofi, ADR	122,061	6,283,700
		97,292,072
Real estate investment trusts—0.30%
Equity Residential	70,900	3,970,400
Road & rail—0.36%
Norfolk Southern Corp.	65,014	4,756,424
Semiconductors & semiconductor equipment—1.99%
LSI Corp.*	239,302	1,861,770
NVIDIA Corp.	164,645	2,375,827
ON Semiconductor Corp.*	431,260	3,553,582
Texas Instruments, Inc.	471,850	18,496,520
		26,287,699
Software—3.14%
Microsoft Corp.	511,852	16,292,249
Oracle Corp.	361,425	11,692,099
Symantec Corp.	506,300	13,508,084
		41,492,432
Specialty retail—1.34%
Bed, Bath & Beyond, Inc.*	52,700	4,029,969
Staples, Inc.[1]	798,175	13,584,939
		17,614,908
Wireless telecommunication services—1.59%
Vodafone Group PLC, ADR	699,750	20,957,513
Total common stocks (cost—$1,047,965,427)		1,283,854,634

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2013

	Face amount	Value
Repurchase agreement—2.63%
Repurchase agreement dated 07/31/13 with State Street Bank and Trust Co., 0.010% due 08/01/13, collateralized by $1,518,258 Federal Home Loan Mortgage Corp. obligations, 1.960% due 11/07/22, $34,998,917 Federal National Mortgage Association obligations, 2.140% to 2.170% due 11/07/22 and $1,150,855 US Treasury Notes, 0.250% to 0.750% due 10/31/13 to 12/15/13; (value—$35,422,957); proceeds: $34,728,010 (cost—$34,728,000)	$34,728,000	$34,728,000
	Number of shares	Value
Investment of cash collateral from securities loaned—0.15%
Money market fund—0.15%
UBS Private Money Market Fund LLC[2] (cost—$2,009,700)	2,009,700	$2,009,700
Total investments (cost—$1,084,703,127)—100.08%		1,320,592,334
Liabilities in excess of other assets—(0.08)%		(1,023,355)
Net assets—100.00%		$1,319,568,979

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 218.

Aggregate cost for federal income tax purposes was $1,110,025,961; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$246,538,133
Gross unrealized depreciation	(35,971,760)
Net unrealized appreciation	$210,566,373

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2013 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$1,283,854,634	$—	$—	$1,283,854,634
Repurchase agreement	—	34,728,000	—	34,728,000
Investment of cash collateral from securities loaned	—	2,009,700	—	2,009,700
Total	$1,283,854,634	$36,737,700	$—	$1,320,592,334

At July 31, 2013, there were no transfers between Level 1 and Level 2.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2013

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	87.7%
United Kingdom	4.6
Ireland	2.1
Bermuda	1.7
Switzerland	1.7
Jersey	0.7
France	0.5
Canada	0.5
Curacao	0.4
Germany	0.1
Total	100.0%

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at July 31, 2013.

2  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2013. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/12	Purchases during the year ended 07/31/13	Sales during the year ended 07/31/13	Value at 07/31/13	Net income earned from affiliate for the year ended 07/31/13
UBS Private Money Market Fund LLC	$—	$127,702,418	$125,692,718	$2,009,700	$2,698

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Performance

For the 12 months ended July 31, 2013, the Portfolio's Class P shares returned 21.79% before the deduction of the maximum PACE Select program fee. (Class P shares returned 19.38% after the deduction of the maximum PACE Select program fee for the same 12-month period.) In comparison, the Russell 1000 Growth Index (the "benchmark") returned 21.64%, and the Lipper Large-Cap Growth Funds category posted a median return of 21.57%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 117. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments1

Please note: On October 5, 2012, J.P. Morgan Investment Management Inc. began serving as a third Sub-Advisor for this fund, replacing Wellington Management and Marsico, which were both terminated as Sub-Advisors for the Portfolio effective October 4, 2012.

Delaware

Our portion of the Portfolio slightly outperformed its benchmark during the reporting period. Stock selection in the information technology sector, stock selection and an overweight in the financial services sector and stock selection and an underweight in the consumer staples sector all helped drive our portion of the Portfolio's outperformance. These positives were partially offset by weak stock selection and an underweight in the producer durables sector, along with our overweight in the information technology sector.

In terms of individual holdings, top contributors to performance included Celgene and EOG Resources. Celgene, which was added to our portion of the Portfolio during the reporting period, is a leading player in the treatment of blood cancers and has a growing product pipeline in breast and pancreatic cancer. Celgene possesses solid cash flow and return on capital characteristics for a biotechnology company with franchise products. We believe that it also has large growth prospects driven by additional indications of its drugs, increased use of its drugs per patient and international growth. EOG Resources is engaged in crude oil and natural gas

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Large Co Growth Equity Investments

Investment Sub-Advisors:

Wellington Management Company, LLP ("Wellington Management") until October 4, 2012, Marsico Capital Management, LLC ("Marsico") until October 4, 2012, Delaware Investment Fund Advisers ("Delaware"); Roxbury Capital Management, LLC ("Roxbury") and J.P. Morgan Investment Management Inc. ("J.P. Morgan")

Portfolio Managers:

Wellington Management: Andrew Shilling;

Marsico: Thomas Marsico and Coralie Witter

Delaware: Jeffrey Van Harte, Christopher Bonavico, Daniel Prislin and Christopher Ericksen

Roxbury: Brian L. Massey and Silas A. Myers

J.P. Morgan: Gregory B. Luttrell

Objective:

Capital appreciation

Investment process:

Wellington Management applies in-depth fundamental research in its effort to identify corporate change early, differentiate sustainable growth opportunities from short-lived events, identify superior business models, and develop strict valuation parameters for the companies it evaluates. Wellington's strategy is focused on investing in companies that appear well-positioned to benefit from long-lasting trends and that have structural advantages to maintaining their position.

Marsico uses an approach that combines top-down macro-economic analysis with bottom-up stock selection. It considers macro-economic factors such as interest rates, inflation, demographics, the regulatory environment and the global

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PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Sub-Advisors' comments – continued

exploration, development and production in major basins in the US, Canada, Trinidad, the UK, Argentina and China. The stock provides exposure to the North American shale oil opportunity, which we believe is an attractive secular growth area in energy. It's important to note that, while the stock can, at times, be impacted by fluctuations in the price of oil and natural gas, we don't believe that the company's long-term intrinsic business value is dependent solely on commodity prices. We believe that EOG Resources' management team has a capital allocation discipline that increases the company's potential to perform and add value through a variety of commodity prices and economic environments.

Individual holdings that detracted from performance included our positions in both Teradata and VeriFone. Shares of Teradata declined as concerns grew about a difficult information technology spending environment, and recently reported earnings that missed expectations. Despite these concerns, Teradata continues to attract new clients and grow its existing client business. Additionally, the company continues to benefit from the market's overall favorable view of the cloud computing and business analytics industry and, as such, we continue to hold our position in Teradata. VeriFone continued to struggle during the reporting period, as it announced earnings that missed analyst expectations. We believe that underlying company issues have been addressed. Additionally, we believe that VeriFone's core business and competitive position in the electronic payment processing industry is more attractive than perceived. While we continue to own a position in the stock, it is weighted appropriately at a relatively low weight to help mitigate the management transition and stock volatility risks.

Derivatives were not used during the reporting period.

Roxbury

Our portion of the Portfolio underperformed the benchmark during the reporting period. Stock selection in energy and information technology and an underweight in healthcare detracted from results. On the upside, stock selection in industrials, consumer discretionary and consumer staples contributed to performance.

In the information technology sector, both Apple and Microsoft detracted from performance during the reporting period. Apple came under pressure as high-end smart phone demand slowed and there was a dearth of new product releases from Apple, resulting in slower than expected unit

Investment process (continued)

competitive environment. It then seeks to identify companies with earnings growth potential that may not be recognized by the market at large. Marsico's stock selection process may focus on factors such as market expertise or dominance, franchise durability and pricing power, solid company fundamentals, as well as strong management and reasonable valuations.

Delaware invests primarily in common stocks of large capitalization growth-oriented companies that Delaware believes have long-term capital appreciation potential and are expected to grow faster than the US economy. Using a bottom-up approach, Delaware seeks to select securities of companies that it believes have attractive large end-market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. Delaware also considers a company's operational efficiencies, management's plans for capital allocation and the company's shareholder orientation.

Roxbury employs a bottom-up approach to stock selection, seeking high quality growth companies whose stocks are trading at discounts to fair value. Roxbury looks for companies with sustainable competitive advantages and opportunities to grow and reinvest capital at higher rates than their cost of capital. Roxbury also seeks to invest in companies with management teams with a proven ability to allocate capital in ways that maximize shareholder value. Roxbury's investment approach seeks to balance both the protection of capital as well as the appreciation potential of a stock.

J.P. Morgan invests primarily in a focused portfolio of equity securities of large capitalization companies. J.P. Morgan

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PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Sub-Advisors' comments – continued

growth in iPhones during the first half of calendar year 2013. We believe that Apple will refresh its product line in the second half of 2013 and potentially add new wireless carriers to its distribution channel, which will reinvigorate demand for iPhones. Microsoft underperformed on soft personal computer unit demand, due to macro-related concerns as well as the slow uptake of Windows 8 on the consumer front. We sold out of our position in Microsoft due to concerns surrounding its competitive position in the personal computing space and redeployed the assets into companies that we believe have better risk-reward scenarios.

Within the industrial sector, stock selection and a slight overweight position versus the benchmark both contributed to returns. In particular, our positions in Honeywell, United Technologies and Canadian Pacific Railway were rewarded. We sold out of our position in Canadian Pacific Railway at the end of May as it reached our estimate of fair value and used the proceeds to purchase TransDigm Group. Consumer discretionary and consumer staples benefited from favorable stock selection, with our holdings in Starbucks, Home Depot, Procter & Gamble and Nike being top contributors during the reporting period. We sold out of our position in Home Depot following strong positive stock performance, which resulted in a lower margin of safety. The proceeds from the sale of Home Depot were redeployed for new purchases.

The philosophy and process employed by our team has led to certain sector allocation differentials versus the benchmark. Particularly, the consumer staples and energy sectors are meaningfully overweight, as we believe that the strong fundamentals of these businesses, attractive valuations and the secular demand story should provide investors with attractive absolute and relative returns going forward. Elsewhere, the financials sector remains a significant overweight, with our positions in American Tower and Berkshire Hathaway.

Derivatives were not a part of our investment strategy during the reporting period.

J.P. Morgan

Our portion of the Portfolio outperformed the benchmark during the reporting period from our inception as a Sub-Advisor on October 5, 2012, through July 31, 2013. Despite a market environment that broadly challenged companies with high growth expectations, a persistent bias of our approach, our portion of the Portfolio outperformed due to stock selection. The greatest contributors were our holdings in the healthcare and consumer discretionary sectors. Conversely, stock selection in materials and processing and an underweight to the producer durables sector detractor from results.

At the individual stock level, our portion of the Portfolio's overweight positions in two biotechnology companies, Biogen Idec and Regeneron Pharmaceuticals, were the top contributors to performance. On the negative side, overweight positions in the data analytics company Teradata Corp. and pharmacy benefit management company Express Scripts Inc. were the largest detractors from performance during the reporting period. We continue to hold our position in Teradata as the company is poised to benefit from an improved enterprise spending environment in North America. Company management has been making positive comments regarding its deal pipeline, which it had indicated would pick up in 2013, and we have observed multiple confirmatory data points that this has indeed been happening. We also continue to hold our position in Express Scripts for the synergies associated with its

Investment process (concluded)

considers large capitalization companies to be companies with market capitalizations equal to those within the universe of the Russell 1000 Growth Index at the time of purchase. Although J.P. Morgan will invest primarily in equity securities of U.S. companies, it may invest in foreign securities, including depositary receipts. J.P. Morgan utilizes a combination of qualitative analysis and quantitative metrics in order to seek to achieve target returns which are higher than those of the fund's benchmark while attempting to maintain a moderate risk profile.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Sub-Advisors' comments – continued

Medco acquisition, combined with the opportunity to drive up prescription-by-mail and generic prescription drug penetration, all of which should be accretive to margins.

We continue to focus on identifying companies that possess three key characteristics: a large addressable market undergoing meaningful change, a sustainable competitive advantage with strong execution and positive earnings revisions. We are currently finding attractive opportunities in financial services, which continues to be our largest overweight. We are also overweight in the healthcare sector, where we are finding investment opportunities, particularly in biotechnology. Our largest underweights are in consumer staples and producer durables, where we are more challenged to find stocks that meet our investment criteria.

Derivatives were not a part of our investment strategy during the reporting period.

Wellington Management (Note: Wellington Management was terminated as a Sub-Advisor for the Portfolio effective October 4, 2012, and its portion of the Portfolio was transitioned to J.P. Morgan. The following commentary only covers the period of time during which Wellington Management sub-advised a portion of the Portfolio, from August 1, 2012 to October 4, 2012.)

Our portion of the Portfolio outperformed its benchmark during the reporting period, largely driven by stock selection. Sector allocation, a residual of the bottom-up stock selection process, also added to relative results.

Stock selection within the information technology, consumer staples and healthcare sectors contributed the most to results in our portion of the Portfolio during the reporting period. Top performing holdings included Green Mountain Coffee, Gilead Sciences and Lowe's Companies. Green Mountain Coffee, a leading provider of single cup brewers and portion packs for coffee and other beverages, was a main contributor in the consumer staples sector, as its shares outperformed after reporting solid quarterly revenue and earnings. Additionally, investors were encouraged by management's announcement of a $500 million stock buyback and expectations of being free cash flow positive in 2013 and beyond. In the health care sector, our position in Gilead Sciences, a US-based biopharmaceutical company, aided results after it exceeded expectations due to strong antiviral product sales. Furthermore, investors positively reacted to the company's plan for developing its hepatitis C franchise. Lowe's Companies, a home improvement retailer, contributed to results, as investors gained confidence that the company will benefit from a recovery in the housing market.

Stock selection in the industrials and energy sectors detracted from results in our portion of the Portfolio during the reporting period. Our position in Norfolk Southern, a railroad company, was negative for performance. The company's shares fell after it announced that weaker shipments of coal and merchandise, as well as lower fuel surcharge revenue, would reduce its third quarter 2012 earnings compared to a year earlier. However, we continued to hold Norfolk Southern, as we believed that the stock was attractive. Elsewhere, our position in industrial company IHS, a research and consulting services firm, detracted from performance, as its shares declined after missing earnings estimates and lowering its estimate for organic growth. Altera, a programmable logic semiconductor device manufacturer, also detracted from results, as investors feared that the company may lose market share to competitor Xilinx. We continued to hold our positions in both IHS and Altera as we believed that the stocks were still attractive.

From a sector allocation perspective, our underweights to consumer staples and financials contributed to relative results. However, this was partially offset by weak relative results due to a modest cash position in an upward trending market.

Derivatives were not used during the reporting period.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Sub-Advisors' comments – concluded

Marsico

Marsico (Note: Marsico was terminated as a Sub-Advisor for the Portfolio effective October 4, 2012, and its portion of the Portfolio was transitioned to J.P. Morgan. The following commentary only covers the period of time during which Marsico sub-advised a portion of the Portfolio, from August 1, 2012 to October 4, 2012.)

Our portion of the Portfolio underperformed the benchmark during the reporting period, primarily due to stock selection. Positions in the energy sector detracted from results, as exploration and production company Occidental Petroleum Corp. and energy pipeline company Kinder Morgan Inc. disappointed. As Occidental is leveraged to energy prices, we became concerned that a slow global economy would keep energy prices lower for a longer period and sold out of our position in the exploration and production company. However, we maintained our position in Kinder Morgan, as we believed its pipeline business should benefit from an increase in oil and gas production in the US. While our holdings in the software and services and pharmaceuticals, biotechnology and life sciences industries generated positive absolute returns, they significantly lagged their respective industry groups in the benchmark, thereby hindering relative results. In particular, positions in Chinese Internet search company Baidu Inc. and pharmaceutical company Bristol-Myers Squibb Co. were material detractors from performance. Despite their underperformance, we elected to hold both of our positions in Baidu and Bristol Myers Squibb. As China's dominant Internet search engine, we view Baidu as a long term growth opportunity. Bristol Myers, a leader in immunotherapy, has a pipeline of cancer treatment compounds that could provide significant upside to the stock. In addition, maintaining an average cash balance of approximately 9% was negative for results.

On the upside, an underweight to the weak-performing consumer staples sector was advantageous for results relative to the benchmark. Stock selection in consumer services was an area of strength, as positions in hotel/casino operator Wynn Resorts Ltd. and coffee purveyor Starbucks Corp. helped returns.

At of the end of the period when we managed a portion of the Portfolio, we had overweight allocations to the consumer discretionary, financials and health care sectors and underweight allocations to the information technology, consumer staples and industrials sectors. At the end of the period in which we managed our portion of the Portfolio, we had no exposure to the telecommunication services or utilities sectors.

Derivatives were not used during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. Also, to the extent the Portfolio invests a large portion of its assets in a particular sector, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in that sector. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Large Co Growth Equity Investments Class P shares versus the Russell 1000 Growth Index over the 10 years ended July 31, 2013. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Large Co Growth Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/13	1 year	5 years	10 years
Before deducting maximum sales charge or PACE Select program fee
Class A1	21.45%	7.33%	6.66%
Class C2	20.49%	6.47%	5.79%
Class Y3	21.77%	7.66%	7.04%
Class P4	21.79%	7.63%	6.97%
After deducting maximum sales charge or PACE Select program fee
Class A1	14.76%	6.12%	6.06%
Class C2	19.49%	6.47%	5.79%
Class P4	19.38%	5.50%	4.85%
Russell 1000 Growth Index[5]	21.64%	9.01%	7.69%
Lipper Large-Cap Growth Funds median	21.57%	6.81%	6.81%

Average annual total returns for periods ended June 30, 2013, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, 8.99%; 5-year period, 4.40%; 10-year period, 5.81%; Class C—1-year period, 13.42%; 5-year period, 4.73%; 10-year period, 5.53%; Class Y—1-year period, 15.66%; 5-year period, 5.91%; 10-year period, 6.77%; Class P—1-year period, 13.35%; 5-year period, 3.77%; 10-year period, 4.59%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2012 prospectuses, were as follows: Class A—1.23% and 1.23%; Class C—2.07% and 2.05%; Class Y—0.97% and 0.97%; and Class P—0.96% and 0.96%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2013 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.30%; Class C—2.05%; Class Y—1.05% and Class P—1.05%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

5  The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Portfolio statistics (unaudited)

Characteristics	07/31/13
Net assets (mm)	$1,195.5
Number of holdings	69
Portfolio composition[1]	07/31/13
Common stocks and warrants	93.4%
ADRs	3.7
Cash equivalents and other assets less liabilities	2.9
Total	100.0%
Top five sectors[1]	07/31/13
Information technology	33.0%
Consumer discretionary	13.8
Financials	11.8
Health care	10.9
Consumer staples	8.8
Total	78.3%
Top ten equity holdings[1]	07/31/13
Google, Inc., Class A	4.3%
QUALCOMM, Inc.	3.7
MasterCard, Inc., Class A	3.4
Berkshire Hathaway, Inc., Class B	3.0
priceline.com, Inc.	2.6
Apple, Inc.	2.5
Honeywell International, Inc.	2.4
Allergan, Inc.	2.4
Occidental Petroleum Corp.	2.2
Starbucks Corp.	2.1
Total	28.6%

For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 218.

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2013. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Portfolio of investments—July 31, 2013

	Number of shares	Value
Common stocks—97.02%
Aerospace & defense—6.34%
Honeywell International, Inc.	348,794	$28,942,926
TransDigm Group, Inc.	156,672	22,653,204
United Technologies Corp.	228,903	24,165,290
		75,761,420
Beverages—2.78%
Anheuser-Busch InBev N.V., ADR	137,484	13,158,594
PepsiCo, Inc.	240,313	20,075,748
		33,234,342
Biotechnology—6.23%
Biogen Idec, Inc.*	96,752	21,104,514
Celgene Corp.*	144,875	21,276,343
Gilead Sciences, Inc.*	283,234	17,404,729
Regeneron Pharmaceuticals, Inc.*	54,305	14,665,608
		74,451,194
Capital markets—1.99%
TD Ameritrade Holding Corp.	473,876	12,808,869
The Goldman Sachs Group, Inc.	67,042	10,996,899
		23,805,768
Chemicals—1.74%
Monsanto Co.	117,974	11,653,472
Syngenta AG, ADR	115,225	9,107,384
		20,760,856
Communications equipment—3.67%
QUALCOMM, Inc.	680,276	43,911,816
Computers & peripherals—4.34%
Apple, Inc.	66,417	30,053,693
EMC Corp.	836,715	21,880,097
		51,933,790
Consumer finance—0.75%
Capital One Financial Corp.	130,370	8,998,137
Diversified financial services—2.02%
CME Group, Inc.	134,850	9,976,203
IntercontinentalExchange, Inc.*,1	77,500	14,139,875
		24,116,078
Energy equipment & services—0.78%
Cameron International Corp.*	157,293	9,327,475
Food & staples retailing—2.80%
Walgreen Co.	378,200	19,004,550
Whole Foods Market, Inc.	259,918	14,446,242
		33,450,792
Food products—1.85%
Mondelez International, Inc., Class A	708,566	22,156,859
Health care providers & services—0.63%
Express Scripts Holding Co.*	114,904	7,531,957
	Number of shares	Value
Common stocks—(continued)
Hotels, restaurants & leisure—3.07%
Las Vegas Sands Corp.	198,129	$11,010,029
Starbucks Corp.	360,133	25,655,875
		36,665,904
Household products—1.36%
The Procter & Gamble Co.	203,148	16,312,784
Insurance—5.28%
Berkshire Hathaway, Inc., Class B*	307,676	35,650,418
Markel Corp.*	27,512	14,581,360
The Progressive Corp.	494,425	12,859,994
		63,091,772
Internet & catalog retail—5.29%
Amazon.com, Inc.*	43,282	13,037,404
Liberty Interactive Corp., Class A*	769,625	18,825,028
priceline.com, Inc.*	35,805	31,353,364
		63,215,796
Internet software & services—8.11%
eBay, Inc.*	483,198	24,976,505
Facebook, Inc., Class A*	104,300	3,841,369
Google, Inc., Class A*	57,529	51,062,740
LinkedIn Corp., Class A*	39,260	8,000,795
VeriSign, Inc.*	190,875	9,131,460
		97,012,869
IT services—8.34%
Alliance Data Systems Corp.*,1	64,683	12,793,004
MasterCard, Inc., Class A	66,084	40,351,551
Teradata Corp.*	328,185	19,402,297
VeriFone Systems, Inc.*	148,550	2,832,849
Visa, Inc., Class A	137,525	24,343,300
		99,723,001
Oil, gas & consumable fuels—6.73%
Cabot Oil & Gas Corp.	142,010	10,767,198
EOG Resources, Inc.	164,975	24,002,213
Kinder Morgan, Inc.	506,315	19,118,454
Occidental Petroleum Corp.	298,914	26,618,292
		80,506,157
Pharmaceuticals—4.00%
Allergan, Inc.	316,620	28,850,414
Novo Nordisk A/S, ADR	63,950	10,802,434
Perrigo Co.	65,400	8,135,106
		47,787,954
Real estate investment trusts—1.77%
American Tower Corp.	298,460	21,127,983
Road & rail—1.50%
Kansas City Southern	165,874	17,872,924
Semiconductors & semiconductor equipment—1.68%
ARM Holdings PLC, ADR[1]	277,347	11,135,482
ASML Holding N.V.	99,540	8,948,646
		20,084,128

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Portfolio of investments—July 31, 2013

	Number of shares	Value
Common stocks—(concluded)
Software—6.85%
Adobe Systems, Inc.*	397,125	$18,776,070
Citrix Systems, Inc.*	92,236	6,642,837
Intuit, Inc.	233,775	14,942,898
Microsoft Corp.	237,425	7,557,238
Oracle Corp.	720,410	23,305,263
Salesforce.com, Inc.*	244,600	10,701,250
		81,925,556
Specialty retail—2.52%
L Brands, Inc.	206,775	11,531,842
Sally Beauty Holdings, Inc.*	194,625	5,938,009
The Home Depot, Inc.	159,922	12,638,635
		30,108,486
Textiles, apparel & luxury goods—2.94%
Michael Kors Holdings Ltd.*	150,726	10,149,889
Nike, Inc., Class B	396,773	24,964,957
		35,114,846
Wireless telecommunication services—1.66%
Crown Castle International Corp.*	282,975	19,878,994
Total common stocks (cost—$897,718,988)		1,159,869,638
	Number of warrants
Warrants—0.07%
Oil, gas & consumable fuel—0.07%
Kinder Morgan, Inc., strike price $40.00, expires 05/25/17* (cost—$294,616)	154,654	847,504
	Face amount	Value
Repurchase agreement—3.50%
Repurchase agreement dated 07/31/13 with State Street Bank and Trust Co., 0.010% due 08/01/13, collateralized by $1,826,693 Federal Home Loan Mortgage Corp. obligations, 1.960% due 11/07/22, $42,108,954 Federal National Mortgage Association obligations, 2.140% to 2.170% due 11/07/22 and $1,384,651 US Treasury Notes, 0.250% to 0.750% due 10/31/13 to 12/15/13; (value—$42,619,138); proceeds: $41,783,012 (cost—$41,783,000)	$41,783,000	$41,783,000
	Number of shares
Investment of cash collateral from securities loaned—1.89%
Money market fund—1.89%
UBS Private Money Market Fund LLC[2] (cost—$22,558,968)	22,558,968	22,558,968
Total investments (cost—$962,355,572)—102.48%		1,225,059,110
Liabilities in excess of other assets—(2.48)%		(29,590,152)
Net assets—100.00%		$1,195,468,958

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 218.

Aggregate cost for federal income tax purposes was $972,371,871; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$267,456,493
Gross unrealized depreciation	(14,769,254)
Net unrealized appreciation	$252,687,239

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Portfolio of investments—July 31, 2013

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2013 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$1,159,869,638	$—	$—	$1,159,869,638
Warrants	847,504	—	—	847,504
Repurchase agreement	—	41,783,000	—	41,783,000
Investment of cash collateral from securities loaned	—	22,558,968	—	22,558,968
Total	$1,160,717,142	$64,341,968	$—	$1,225,059,110

At July 31, 2013, there were no transfers between Level 1 and Level 2.

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	94.8%
Belgium	1.1
United Kingdom	0.9
Denmark	0.9
British Virgin Islands	0.8
Switzerland	0.8
Netherlands	0.7
Total	100.0%

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at July 31, 2013.

2  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2013. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/12	Purchases during the year ended 07/31/13	Sales during the year ended 07/31/13	Value at 07/31/13	Net income earned from affiliate for the year ended 07/31/13
UBS Private Money Market Fund LLC	$18,572,924	$228,005,037	$224,018,993	$22,558,968	$3,585

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Performance

For the 12 months ended July 31, 2013, the Portfolio's Class P shares returned 34.51% before the deduction of the maximum PACE Select program fee. (Class P shares returned 31.84% after the deduction of the maximum PACE Select program fee for the same 12-month period.) In comparison, the Russell 2500 Value Index (the "benchmark") returned 34.73% and the Lipper Small-Cap Core Funds category posted a median return of 33.30%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 127. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments1

MetWest Capital

Our portion of the Portfolio significantly outperformed the benchmark during the reporting period, primarily due to strong stock selection. Our holdings in the financials, healthcare and energy sectors added the most value. In financials, insurance and asset management holding company StanCorp Financial Group, Inc. contributed to returns, as the company recently benefited from the increase in interest rates. The nation's largest healthcare staffing firm, AMN Healthcare Services, Inc., was the top performer in the healthcare sector, as its shares rallied as the company continued to execute well and gain market share. In energy, Oasis Petroleum, Inc., an exploration and production company, contributed to returns. Oasis' management's solid execution continued to propel shares higher.

Stock selection in the materials sector detracted from performance, with Walter Energy, Inc. as the principal detractor. Shares of this metallurgical coal provider have declined since our initial purchase, which was admittedly early. Metallurgical coal commodity prices declined, as demand from Asia weakened and excess supply flowed into the market from Australian-based BHP Billiton. Walter Energy's management team has incorporated measures to counteract the declining met coal prices by shutting down high-cost mines, cutting certain expenses and decreasing capital expenditures. While the future of Walter Energy does ultimately rest on a macro recovery, we believe the company is in a good position from a

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Small/Medium Co Value Equity Investments

Investment Sub-Advisors:

Metropolitan West Capital Management, LLC ("MetWest Capital"), Buckhead Capital Management, LLC ("Buckhead") until October 2, 2012, Systematic Financial Management, L.P. ("Systematic") and Kayne Anderson Rudnick, LLC ("Kayne Anderson Rudnick")

Portfolio Managers:

MetWest Capital: Samir Sikka;

Buckhead: Matthew D. Reams and David S. Griffin;

Systematic: Ronald M. Mushock and D. Kevin McCreesh

Kayne Anderson Rudnick: Julie Kutasov and Craig Stone

Objective:

Capital appreciation

Investment process:

MetWest Capital utilizes a bottom-up, fundamental, research-driven style that it believes is well suited to the small cap market segment. MetWest Capital seeks to identify high-quality companies selling below intrinsic value with clear catalysts to realize full value within its investment time horizon and constructs a portfolio of its highest conviction ideas.

Buckhead utilizes a fundamental, bottom-up, research-driven investment style and a disciplined investment process that is designed to identify companies that it believes are attractively valued, have strong underlying fundamental characteristics and are likely to have one or more catalysts that are expected to drive their share prices higher. Buckhead seeks to build concentrated portfolios with the largest

(continued on next page)

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Sub-Advisors' comments – continued

liquidity standpoint and we are comfortable with its current cash burn rate. However, we will remain vigilant in monitoring this company.

Over the long term, we believe that our focus on exceptional companies in good businesses will continue to add value for shareholders, while also providing downside protection over a complete market cycle.

Derivatives were not used during the reporting period.

Systematic

Our portion of the Portfolio underperformed the benchmark during the reporting period. From an attribution standpoint, our underperformance was primarily due to stock selection. Sector allocation also slightly detracted from our results. From a stock selection perspective, the consumer staples, energy and information technology sectors were the largest detractors from our portion of the Portfolio's performance. Conversely, our stock selection in the industrials and financials sectors was positive for performance. In terms of sector allocation, our underweight to the materials sector was our biggest detractor from relative performance, while our overweight to the consumer discretionary sector helped offset some of those losses.

Despite generating a strong absolute return, active managers like us continued to have difficulty beating the benchmark. In particular, we still faced headwinds, as investors move in and out of stocks en masse, driven by broader market sentiment. However, we believe that a move to the next phase of the economic cycle could be beneficial for our fundamental investment approach. With companies awash in liquidity from both the debt and equity markets, we have generally seen those with falling earnings estimates being put on equal footing with companies showing improving earnings estimates. As such, investors have not consistently separated the wheat from the chaff on the basis of earnings and underlying company performance when selecting stocks for investment over the past few years—this has been a headwind for our strategy. Heightened expectations regarding the withdrawal of monetary stimulus may mark a long-awaited move to the middle and latter innings of the economic cycle, when our strategy has historically worked quite well. We have already begun to see the improved efficiency of a number of company-focused fundamental metrics predicting stock price outperformance in the realm of small-cap stocks. While many of these same metrics have been ineffective throughout the rest of the market cap spectrum, historically, their return to efficiency among small-caps has become a precursor to their more widespread effectiveness. We confidently look for this headwind to abate and become a tailwind for our relative investment performance for the other market cap arenas.

Investment process (concluded)

positions in those companies that it believes have the highest likelihood of outperforming the market and/or the Portfolio's benchmark.

Systematic employs a two-pronged investment approach that utilizes both quantitative screening and fundamental research. Systematic's investment philosophy is predicated on its belief that stock prices reflect the market's estimates of earnings, and as revisions to those estimates are made by the market, stock prices will follow suit.

Systematic conducts a quantitative screening of all companies within the small/mid capitalization universe, and then uses fundamental research analysis to gauge investor expectations by focusing on key revenue and margin assumptions underlying earnings estimates.

Kayne Anderson Rudnick employs a fundamental, bottom-up, research-driven investment style and utilizes a disciplined investment process to identify high-quality companies that possess solid investment-grade balance sheets, generate positive cash flow and whose securities can be acquired at attractive valuations. Kayne Anderson Rudnick's first-hand fundamental research process involves carefully evaluating a company from a three-tiered perspective involving qualitative, financial and valuation analyses.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Sub-Advisors' comments – continued

Derivatives were not used during the reporting period.

Kayne Anderson Rudnick

Despite a strong absolute return, our portion of the Portfolio underperformed the benchmark for the reporting period, due to the headwind of our high-quality investment approach, as well as some stock selection issues.

Stock selection in the consumer discretionary, healthcare and materials and processing sectors detracted from performance during the reporting period. Conversely, stock selection in the energy and financial services sectors contributed to performance. While there were no meaningful overweights or underweights in any particular sector, our underweight in utilities contributed to performance.

In terms of individual stocks, the largest detractors from performance in our portion of the Portfolio during the reporting period were John Wiley & Sons and Ross Stores. A number of John Wiley & Sons' business segments are suffering from the broader transition to a digital media environment. In addition, management is directing significant capital into acquisitions of businesses outside of the company's core publishing market. With these considerations in mind, we exited our position in the company in late June 2013. Ross Stores' 2013 guidance of 1% to 2% store comparable growth was slightly below expectations, mainly stemming from difficult previous year comparisons. We remain confident that Ross Stores' business model remains intact and there are no fundamental issues with the company.

The stocks that were the largest contributors to performance during the reporting period were Eaton Vance and Jack Henry & Associates. Eaton Vance has benefited from strong equity market performance and solid asset gathering results. Jack Henry & Associates has generated strong performance, with solid top-line growth translating into positive operating leverage. The company's business model requires low capital investment, resulting in a low debt balance sheet and a strong free cash flow stream that is used for timely acquisitions and opportunistic share repurchases.

Derivatives were not used during the reporting period.

Buckhead (Note: Buckhead was terminated as a Sub-Advisor for the Portfolio effective October 2, 2012. The following commentary only covers the period of time during which Buckhead sub-advised a portion of the Portfolio, from August 1, 2012 to October 2, 2012. Buckhead's portion of the Portfolio was reallocated to the remaining three Sub-Advisors.)

Our portion of the Portfolio underperformed its benchmark during the reporting period. While stock selection detracted from results during the period we sub-advised a portion of the Portfolio, sector allocation added value.

Investments in certain technology stocks were among our weaker holdings during the period under review. For example, shares of Jabil Circuit and On Semiconductor declined, following disappointing earnings releases. However, we continued to hold our positions in Jabil Circuit and On Semiconductor because despite short term earnings issues, they continued to offer good long term total return potential. Knight Capital performed poorly, as well, due to significant losses from the implementation of faulty trading software and we sold out of our position in Knight Capital in August 2012. Coinstar sold off, as fears of slowing growth negatively impacted investor sentiment. Despite its short term earnings issues, we still hold our position in Coinstar, as it continued to offer good long term total return potential. Although there were the weak-performing areas, there were also sectors

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Sub-Advisors' comments – concluded

that contributed to performance. Among financial service companies, First Horizon and Raymond James were significant contributors to our performance during the reporting period. Rock Tenn, a packaging company, posted strong results and positively added to results.

At the end of the period when we managed a portion of the Portfolio, our portion of the Portfolio was overweight relative to the benchmark in consumer, producer durable and technology stocks, neutral in basic materials and underweight healthcare, energy, financial services and utilities.

Derivatives were not used during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Small/Medium Co Value Equity Investments Class P shares versus the Russell 2500 Value Index over the 10 years ended July 31, 2013. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Small/Medium Co Value Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/13	1 year	5 years	10 years
Before deducting maximum sales charge or PACE Select program fee
Class A1	34.23%	9.53%	8.06%
Class C2	33.24%	8.71%	7.24%
Class Y3	34.41%	9.81%	8.38%
Class P4	34.51%	9.71%	8.24%
After deducting maximum sales charge or PACE Select program fee
Class A1	26.82%	8.30%	7.45%
Class C2	32.24%	8.71%	7.24%
Class P4	31.84%	7.54%	6.09%
Russell 2500 Value Index[5]	34.73%	10.26%	10.31%
Lipper Small-Cap Core Funds median	33.30%	9.17%	9.52%

Average annual total returns for periods ended June 30, 2013, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, 18.32%; 5-year period, 7.52%; 10-year period, 7.12%; Class C—1-year period, 23.30%; 5-year period, 7.93%; 10-year period, 6.92%; Class Y—1-year period, 25.38%; 5-year period, 9.02%; 10-year period, 8.05%; Class P—1-year period, 22.97%; 5-year period, 6.77%; 10-year period, 5.77%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2012 prospectuses, were as follows: Class A—1.32% and 1.32%; Class C—2.07% and 2.07%; Class Y—1.16% and 1.16%; and Class P—1.22% and 1.16%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses through November 30, 2013 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.41%; Class C—2.16%; Class Y—1.16% and Class P—1.16%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

5  The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the US equity universe. It includes those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Value Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio statistics (unaudited)

Characteristics	07/31/13
Net assets (mm)	$486.6
Number of holdings	186
Portfolio composition[1]	07/31/13
Common stocks	94.7%
Investment company	0.7
Cash equivalents and other assets less liabilities	4.6
Total	100.0%
Top five sectors[1]	07/31/13
Financials	22.3%
Industrials	19.7
Information technology	15.0
Consumer discretionary	14.6
Health care	7.4
Total	79.0%
Top ten equity holdings[1]	07/31/13
Eaton Vance Corp.	1.7%
Jones Lang LaSalle, Inc.	1.4
KAR Auction Services, Inc.	1.4
Syntel, Inc.	1.3
Jack Henry & Associates, Inc.	1.2
EMCOR Group, Inc.	1.1
Regions Financial Corp.	1.1
First Cash Financial Services, Inc.	1.1
FactSet Research Systems, Inc.	1.0
Thor Industries, Inc.	1.0
Total	12.3%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2013. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2013

	Number of shares	Value
Common stocks—94.72%
Air freight & logistics—0.74%
Expeditors International of Washington, Inc.	89,000	$3,588,480
Auto components—2.02%
Dana Holding Corp.	117,000	2,556,450
Lear Corp.	16,275	1,127,369
Stoneridge, Inc.*	109,600	1,323,968
TRW Automotive Holdings Corp.*	19,150	1,403,887
Visteon Corp.*	51,650	3,402,185
		9,813,859
Automobiles—0.98%
Thor Industries, Inc.	88,600	4,788,830
Biotechnology—0.30%
Myriad Genetics, Inc.*,1	49,200	1,459,764
Capital markets—3.96%
Ares Capital Corp.	129,700	2,307,363
Cohen & Steers, Inc.[1]	56,200	1,931,594
E*TRADE Financial Corp.*	147,200	2,193,280
Eaton Vance Corp.	202,725	8,204,281
Evercore Partners, Inc., Class A	33,625	1,594,498
Stifel Financial Corp.*	80,250	3,021,412
		19,252,428
Chemicals—0.49%
FutureFuel Corp.	21,825	344,617
Huntsman Corp.	98,600	1,776,772
Methanex Corp.	5,800	277,414
		2,398,803
Commercial banks—5.67%
Associated Banc-Corp	151,450	2,565,563
Cathay General Bancorp	55,550	1,319,868
Hancock Holding Co.	89,000	2,915,640
Huntington Bancshares, Inc.	161,625	1,381,894
KeyCorp	243,600	2,993,844
MB Financial, Inc.	73,375	2,111,732
Prosperity Bancshares, Inc.	41,700	2,461,134
Regions Financial Corp.	544,075	5,446,191
TCF Financial Corp.	108,400	1,652,016
Zions Bancorporation	160,650	4,761,666
		27,609,548
Commercial services & supplies—2.96%
ACCO Brands Corp.*	140,550	929,035
Avery Dennison Corp.	17,675	790,603
Herman Miller, Inc.	58,500	1,644,435
KAR Auction Services, Inc.	264,020	6,716,669
Multi-Color Corp.	18,450	638,555
Schawk, Inc.	94,200	1,298,076
United Stationers, Inc.	57,650	2,386,133
		14,403,506
	Number of shares	Value
Common stocks—(continued)
Communications equipment—1.44%
ADTRAN, Inc.[1]	104,100	$2,751,363
ARRIS Group, Inc.*	88,875	1,336,680
Finisar Corp.*	88,000	1,701,040
Plantronics, Inc.	26,000	1,208,740
		6,997,823
Computers & peripherals—0.32%
Avid Technology, Inc.*	261,200	1,556,752
Construction & engineering—2.75%
AECOM Technology Corp.*	106,975	3,626,453
Dycom Industries, Inc.*	43,575	1,153,866
EMCOR Group, Inc.	133,955	5,529,662
Pike Electric Corp.	249,800	3,050,058
		13,360,039
Construction materials—0.31%
Texas Industries, Inc.*,1	23,900	1,485,146
Consumer finance—1.07%
First Cash Financial Services, Inc.*	97,800	5,222,520
Containers & packaging—1.38%
AptarGroup, Inc.	40,400	2,358,956
Graphic Packaging Holding Co.*	385,500	3,315,300
Greif, Inc., Class A	19,150	1,059,378
		6,733,634
Diversified telecommunication services—0.21%
General Communication, Inc., Class A*	113,000	1,000,050
Electric utilities—1.11%
Cleco Corp.	62,625	3,037,939
Westar Energy, Inc.	70,300	2,361,377
		5,399,316
Electrical equipment—0.47%
Generac Holdings, Inc.*	52,375	2,270,456
Electronic equipment, instruments & components—3.09%
Avnet, Inc.	85,125	3,206,659
Checkpoint Systems, Inc.*	74,525	1,281,830
Cognex Corp.	63,800	3,388,418
Jabil Circuit, Inc.	172,100	3,956,579
Vishay Intertechnology, Inc.*	223,150	3,211,128
		15,044,614
Energy equipment & services—3.61%
CARBO Ceramics, Inc.[1]	49,800	4,375,428
Dresser-Rand Group, Inc.*	63,000	3,834,810
Exterran Holdings, Inc.*	41,350	1,312,862
Forum Energy Technologies, Inc.*,1	102,800	2,968,864
Helix Energy Solutions Group, Inc.*	107,840	2,735,901
Parker Drilling Co.*	169,425	1,028,410
TETRA Technologies, Inc.*	129,250	1,308,010
		17,564,285

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2013

	Number of shares	Value
Common stocks—(continued)
Food & staples retailing—1.11%
Rite Aid Corp.*	775,525	$2,326,575
SUPERVALU, Inc.*,1	229,950	1,841,900
Village Super Market, Inc., Class A	33,900	1,249,215
		5,417,690
Food products—1.11%
Brooklyn Cheesecake & Deserts Co., Inc.*,2	4,355	871
Flowers Foods, Inc.	105,600	2,424,576
J&J Snack Foods Corp.	20,350	1,621,488
The J.M. Smucker Co.	11,800	1,327,736
		5,374,671
Gas utilities—0.98%
Questar Corp.	200,000	4,772,000
Health care equipment & supplies—0.93%
NuVasive, Inc.*	88,250	2,013,865
STERIS Corp.	56,200	2,530,124
		4,543,989
Health care providers & services—2.52%
AMN Healthcare Services, Inc.*	171,350	2,532,553
Centene Corp.*	14,100	782,127
Omnicare, Inc.	64,375	3,398,356
Owens & Minor, Inc.	33,025	1,187,579
Patterson Cos., Inc.	107,000	4,375,230
		12,275,845
Health care technology—0.97%
Computer Programs & Systems, Inc.	69,400	3,868,356
MedAssets, Inc.*	39,575	861,548
		4,729,904
Hotels, restaurants & leisure—0.97%
Bally Technologies, Inc.*	12,750	913,920
International Game Technology	49,250	909,648
Six Flags Entertainment Corp.	78,500	2,888,015
		4,711,583
Household durables—2.21%
Mohawk Industries, Inc.*	16,225	1,930,613
Newell Rubbermaid, Inc.	28,750	776,825
Taylor Morrison Home Corp., Class A*	98,500	2,386,655
The Ryland Group, Inc.	88,075	3,561,753
Whirlpool Corp.	15,775	2,112,903
		10,768,749
Household products—0.71%
WD-40 Co.	59,700	3,433,347
Independent power producers & energy traders—0.42%
NRG Energy, Inc.	76,850	2,061,117
Insurance—3.91%
HCC Insurance Holdings, Inc.	69,575	3,098,175
Horace Mann Educators Corp.	46,000	1,303,640
Lincoln National Corp.	95,725	3,988,861
	Number of shares	Value
Common stocks—(continued)
Insurance—(concluded)
RLI Corp.	54,100	$4,465,414
StanCorp Financial Group, Inc.	58,250	3,092,492
Unum Group	21,550	681,842
Validus Holdings Ltd.	67,400	2,387,982
		19,018,406
Internet & catalog retail—0.22%
Orbitz Worldwide, Inc.*	114,225	1,052,012
Internet software & services—0.38%
Web.com Group, Inc.*	71,525	1,858,220
IT services—4.44%
Computer Services, Inc.	79,000	2,437,150
CoreLogic, Inc.*	26,175	730,282
DST Systems, Inc.	21,300	1,491,639
Fidelity National Information Services, Inc.	2,075	89,557
Jack Henry & Associates, Inc.	124,900	6,032,670
Syntel, Inc.	85,800	6,158,724
VeriFone Systems, Inc.*	245,500	4,681,685
		21,621,707
Life sciences tools & services—2.36%
Bio-Rad Laboratories, Inc., Class A*	25,000	3,049,750
Charles River Laboratories International, Inc.*	40,300	1,835,262
ICON PLC*	61,325	2,405,166
Waters Corp.*	41,700	4,209,198
		11,499,376
Machinery—5.83%
AGCO Corp.	47,125	2,650,781
Graco, Inc.	57,100	3,984,438
Harsco Corp.	88,700	2,284,912
IDEX Corp.	65,250	3,892,163
Lincoln Electric Holdings, Inc.	58,400	3,447,936
RBC Bearings, Inc.*	56,000	3,072,160
Terex Corp.*	62,850	1,852,818
Trinity Industries, Inc.	117,250	4,616,132
Wabtec Corp.	44,000	2,554,640
		28,355,980
Marine—0.53%
Kirby Corp.*	30,700	2,592,922
Media—0.48%
Gannett Co., Inc.	54,375	1,400,700
Nexstar Broadcasting Group, Inc., Class A	26,250	946,050
		2,346,750
Metals & mining—0.91%
Steel Dynamics, Inc.	197,550	3,073,878
Walter Energy, Inc.[1]	120,400	1,347,276
		4,421,154

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2013

	Number of shares	Value
Common stocks—(continued)
Multi-utilities—1.17%
CMS Energy Corp.	107,150	$2,999,129
NiSource, Inc.	87,150	2,677,248
		5,676,377
Oil, gas & consumable fuels—2.85%
Energen Corp.	23,750	1,422,387
Newfield Exploration Co.*	108,525	2,669,715
Oasis Petroleum, Inc.*	61,500	2,585,460
Peabody Energy Corp.	113,225	1,875,006
Tesoro Corp.	23,850	1,355,873
Whiting Petroleum Corp.*	77,200	3,973,484
		13,881,925
Pharmaceuticals—0.35%
Jazz Pharmaceuticals PLC*	22,425	1,693,312
Professional services—2.37%
Exponent, Inc.	9,703	641,562
Korn/Ferry International*	105,700	2,064,321
Manpowergroup, Inc.	36,200	2,420,694
Resources Connection, Inc.	215,500	2,866,150
Towers Watson & Co., Class A	42,100	3,546,083
		11,538,810
Real estate investment trusts—5.75%
BioMed Realty Trust, Inc.	148,850	3,075,241
Brandywine Realty Trust	271,275	3,781,574
CBL & Associates Properties, Inc.	143,694	3,271,913
CommonWealth REIT	68,990	1,591,599
Corrections Corp. of America	29,445	973,157
DuPont Fabros Technology, Inc.[1]	73,400	1,681,594
EPR Properties	81,000	4,080,780
Kilroy Realty Corp.	70,250	3,676,885
Liberty Property Trust	35,425	1,353,589
NorthStar Realty Finance Corp.	145,900	1,429,820
Redwood Trust, Inc.[1]	179,500	3,040,730
		27,956,882
Real estate management & development—1.44%
Jones Lang LaSalle, Inc.	77,075	7,016,137
Road & rail—2.16%
AMERCO*	8,690	1,445,321
Landstar System, Inc.	88,000	4,757,280
Ryder System, Inc.	20,100	1,242,984
Swift Transportation Co.*	171,625	3,061,790
		10,507,375
Semiconductors & semiconductor equipment—3.40%
ATMI, Inc.*	61,800	1,535,730
International Rectifier Corp.*	104,900	2,529,139
Lam Research Corp.*	25,100	1,235,422
Linear Technology Corp.	93,400	3,788,304
Micron Technology, Inc.*	78,025	1,033,831
NXP Semiconductor NV*	102,275	3,339,279
Skyworks Solutions, Inc.*	128,275	3,081,165
		16,542,870
	Number of shares	Value
Common stocks—(concluded)
Software—1.95%
AVG Technologies NV*,1	63,550	$1,417,165
FactSet Research Systems, Inc.[1]	44,400	4,847,592
Informatica Corp.*	84,200	3,213,914
		9,478,671
Specialty retail—5.99%
Abercrombie & Fitch Co., Class A	73,000	3,640,510
Advance Auto Parts, Inc.	39,800	3,283,102
Aeropostale, Inc.*	110,000	1,664,300
Ascena Retail Group, Inc.*	179,500	3,426,655
Chico's FAS, Inc.	181,100	3,102,243
DSW, Inc., Class A	22,550	1,709,065
Group 1 Automotive, Inc.	30,500	2,220,095
Guess?, Inc.	29,400	990,192
OfficeMax, Inc.[1]	354,750	4,040,602
Penske Automotive Group, Inc.	21,500	799,370
Ross Stores, Inc.	52,200	3,521,934
The Children's Place Retail Stores, Inc.*	13,650	737,646
		29,135,714
Textiles, apparel & luxury goods—1.04%
Iconix Brand Group, Inc.*	51,300	1,684,692
The Jones Group Inc.	205,500	3,374,310
		5,059,002
Thrifts & mortgage finance—0.67%
EverBank Financial Corp.	69,625	1,080,580
Nationstar Mortgage Holdings, Inc.*,1	47,575	2,201,771
		3,282,351
Trading companies & distributors—1.71%
AerCap Holdings NV*	201,800	3,535,536
MSC Industrial Direct Co, Inc.	58,900	4,767,955
		8,303,491
Total common stocks (cost—$383,701,548)		460,878,192
Investment company—0.71%
iShares Russell 2000 Value ETF (cost—$3,491,271)[1]	38,000	3,457,240
	Face amount
Repurchase agreement—5.56%
Repurchase agreement dated 07/31/13 with State Street Bank and Trust Co., 0.010% due 08/01/13, collateralized by $1,181,757 Federal Home Loan Mortgage Corp. obligations, 1.960% due 11/07/22, $27,241,872 Federal National Mortgage Association obligations, 2.140% to 2.170% due 11/07/22 and $895,783 US Treasury Notes, 0.250% to 0.750% due 10/31/13 to 12/15/13; (value—$27,571,929); proceeds: $27,031,008 (cost—$27,031,000)	$27,031,000	27,031,000

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2013

	Number of shares	Value
Investment of cash collateral from securities loaned—6.24%
Money market fund—6.24%
UBS Private Money Market Fund LLC[3] (cost—$30,367,763)	30,367,763	$30,367,763
Total investments (cost—$444,591,582)—107.23%		521,734,195
Liabilities in excess of other assets—(7.23)%		(35,174,209)
Net assets—100.00%		$486,559,986

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 218.

Aggregate cost for federal income tax purposes was $445,560,956; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$83,099,919
Gross unrealized depreciation	(6,926,680)
Net unrealized appreciation	$76,173,239

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2013 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$460,877,321	$—	$871	$460,878,192
Investment company	3,457,240	—	—	3,457,240
Repurchase agreement	—	27,031,000	—	27,031,000
Investment of cash collateral from securities loaned	—	30,367,763	—	30,367,763
Total	$464,334,561	$57,398,763	$871	$521,734,195

At July 31, 2013, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Portfolio's investment that was valued using unobservable inputs (Level 3) for the year ended July 31, 2013:

Common stock
Beginning balance	$—
Purchases	—
Sales	—
Accrued discounts/(premiums)	—
Total realized gain/(loss)	—
Net change in unrealized appreciation/depreciation	—
Transfers into Level 3	871
Transfers out of Level 3	—
Ending balance	$871

The change in net unrealized appreciation/depreciation relating to the Level 3 investment held at July 31, 2013 was $10,105. Transfer into Level 3 represents the value at the end of the year. At July 31, 2013, one security was transferred from Level 2 to Level 3 as the valuation was based primarily on unobservable inputs.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2013

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	97.1%
Netherlands	1.6
Ireland	0.8
Bermuda	0.4
Canada	0.1
Total	100.0%

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at July 31, 2013.

2  Illiquid investment representing 0.00% of net assets as of July 31, 2013.

3  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2013. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/12	Purchases during the year ended 07/31/13	Sales during the year ended 07/31/13	Value at 07/31/13	Net income earned from affiliate for the year ended 07/31/13
UBS Private Money Market Fund LLC	$12,446,836	$198,748,169	$180,827,242	$30,367,763	$3,634

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Performance

For the 12 months ended July 31, 2013, the Portfolio's Class P shares returned 32.57% before the deduction of the maximum PACE Select program fee. (Class P shares returned 29.94% after the deduction of the maximum PACE Select program fee for the same 12-month period.) In comparison, the Russell 2500 Growth Index (the "benchmark") returned 34.55%, and the Lipper Small-Cap Growth Funds category posted a median return of 32.56%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 138. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments1

Copper Rock

Our portion of the Portfolio outperformed the benchmark during the reporting period, driven by positive individual stock selection. Throughout the reporting period, we generally saw a return to a more normal market where stocks with good fundamental and earnings that exceeded Wall Street expectations were rewarded. In particular, stock selection within the financials, information technology and energy sectors drove our portion of the Portfolio's outperformance. Significant contributors from the financials sector included MarketAxess Holdings, Affiliated Managers Group, Inc. and Portfolio Recovery Associates, Inc. MarketAxess Holdings, Inc., which operates as a leading electronic trading platform, reported strong results, as its revenues and earnings exceeded expectations in conjunction with a strategic alliance with BlackRock that was well received in the marketplace. Subsequent to the earnings report, the company continued to register market share gains in its monthly volume statistics. We saw good investment performance across global asset management company Affiliated Managers Group Inc., a complex of high quality, investment management boutiques, which led to strong flows during the reporting period. In addition, the company made some acquisitions during the 12 months, which helped drive earnings higher. Long-term holding, Portfolio Recovery Associates, Inc., a debt collections company, reported strong quarterly results in the first quarter of 2013. The company has maintained excellent cash collections, coupled with debt purchases that continue to push Wall Street estimates higher. Fundamentals in the industry and execution at the company remain very strong. Elsewhere, information technology company, IPG Photonics, Inc., which develops high performance fiber lasers for materials processing and advanced technologies, delivered a strong outlook during the first quarter of 2013, which helped its stock's performance. This remains a very strong secular growth story within the laser industry, as fiber lasers

PACE Select Advisors Trust – PACE Small/Medium Co Growth Equity Investments

Investment Sub-Advisors:

Copper Rock Capital Partners, LLC ("Copper Rock"), Riverbridge Partners, LLC ("Riverbridge"), and Palisade Capital Management, L.L.C. ("Palisade")

Portfolio Managers:

Copper Rock: Tucker Walsh;

Riverbridge: Mark Thompson;

Palisade: Sammy Oh

Objective:

Capital appreciation

Investment process:

Copper Rock employs a fundamental, bottom-up investment approach that focuses on identifying emerging companies that exhibit the potential for strong and sustainable revenue growth over each of the following two years. Copper Rock utilizes a "pure" growth investment style that emphasizes growth and momentum characteristics. Copper Rock attempts to manage risk by diversifying and understanding its holdings and employing a stringent sell discipline.

(continued on next page)

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Sub-Advisor's comments – continued

provide cost and efficiency advantages over existing cutting and welding tools. However, we sold out of our position in IPG Photonics, Inc. in January, as the stock had essentially reached our price target.

There was some modest relative underperformance from stock selection within the consumer discretionary and consumer staples sectors. Individual detractors from each sector included Zumiez, Inc. and Elizabeth Arden, Inc., respectively. We saw Zumiez begin to underperform, as comparisons to prior periods started to slow in July 2013. At the same time, as sales began to moderate in the summer of 2012, the Chief Financial Officer departed and we exited our position in Zumiez. We also exited our position in Elizabeth Arden, Inc., a global beauty products company, after it reported quarterly earnings in January 2013 and missed the previously stated outlook by a wide margin. The weakness in the business was across multiple channels and involved slower-than-anticipated retail sales and delays in the re-launch of the Elizabeth Arden brand. These factors coupled with a lack of visibility on future prospects caused us to exit our position in the global beauty products company.

Derivatives were not used during the reporting period.

Riverbridge Partners

Our portion of the Portfolio slightly underperformed the benchmark during the reporting period. Historically, we perform the best on a relative basis during periods in which the equity markets struggle. Considering the continued strength of the US equity markets during the reporting period, our investment results for the fiscal year were as expected.

Our positions in healthcare, traditionally one of our largest weighted sectors, detracted from performance during the fiscal year. In particular, Greenway Medical Technologies struggled due to concerns over a drop in demand and the company's transition to a new billing model, which reduced its short-term financial outlook. We continue to hold our position in Greenway Medical Technologies, as we believe that the long-term fundamentals of the business remain intact. Stock selection in the consumer staples sector also detracted from the performance of our portion of the Portfolio.

The sector that was the most beneficial for performance was financials. We focus on identifying niche companies within the sector that are providing a differentiated service. Unlike traditional financial institutions, these types of companies provide a greater barrier to entry and higher returns on invested capital, while utilizing significantly less debt. The financial stocks we hold positions in that performed particularly well included Portfolio Recovery Associates and Financial Engines. Our consumer discretionary holdings, particularly Grand Canyon Education, also performed well.

Derivatives were not used during the reporting period.

Investment process (concluded)

Riverbridge believes that earnings power determines the value of a franchise. Riverbridge focuses on companies that are viewed as building their earnings power and building the intrinsic value of the company over long periods of time. Riverbridge looks to invest in high-quality growth companies that demonstrate the ability to sustain strong secular earnings growth, regardless of overall economic conditions.

Palisade seeks fundamentally strong and dynamic small- and mid-cap companies that are trading at a discount to their growth rates. Palisade's goal is to ascertain a dynamic of change before it manifests in consensus estimates. Palisade believes that the small- and mid-cap market is inherently less efficient than the large-cap market, and attempts to gain an information advantage through fundamental research.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Sub-Advisor's comments – concluded

Palisade

Our portion of the Portfolio underperformed the benchmark during the reporting period. Our worst relative performing sectors were industrials, energy and consumer staples. Cash also proved to be a significant drag on performance, due to strong overall market performance. Our best relative performing sectors were financials, healthcare and materials.

Within industrials, Acacia Research Corporation, an intellectual property company, underperformed the benchmark, as investors have become wary of its unpredictable business model. However, we remain confident in the growing value of the company's patent portfolio. Other underperformance in the industrials sector was mainly due to our lack of exposure to certain areas, such as airlines and housing related stocks. Our underperformance in energy and consumer staples was also due to poor relative stock selection in those areas, as we failed to own some of the best-performing stocks.

On the positive side, we had good stock selection in financials, healthcare and materials. Within financials, strong performance from Affiliated Managers Group and Financial Engines, coupled with our underexposure to real estate investment trusts (REITs), aided relative performance. Within healthcare, Dexcom, Onyx and Health Management Associates performed well. Onyx and Health Management Associates are currently in active discussions to be acquired. US Silica was the best performer in materials and was sold as it reached our price target.

Despite our underperformance during the reporting period, we remain confident in the companies we hold in our portion of the Portfolio and in our ability to identify dynamic growth companies. The market has been mainly sentiment-and liquidity-driven, but as focus turns back to company fundamentals, we believe that our portion of the Portfolio will prosper.

Derivatives were not used during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk. Also, to the extent the Portfolio invests a large portion of its assets in a particular sector, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in that sector.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Small/Medium Co Growth Equity Investments Class P shares versus the Russell 2500 Growth Index over the 10 years ended July 31, 2013. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Small/Medium Co Growth Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/13	1 year	5 years	10 years
Before deducting maximum sales charge or PACE Select program fee
Class A1	32.44%	10.78%	8.88%
Class C2	31.42%	9.92%	8.03%
Class Y3	32.55%	11.01%	9.20%
Class P4	32.57%	10.98%	9.09%
After deducting maximum sales charge or PACE Select program fee
Class A1	25.13%	9.53%	8.27%
Class C2	30.42%	9.92%	8.03%
Class P4	29.94%	8.78%	6.93%
Russell 2500 Growth Index[5]	34.55%	10.59%	10.35%
Lipper Small-Cap Growth Funds median	32.56%	10.05%	9.35%

Average annual total returns for periods ended June 30, 2013, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, 15.44%; 5-year period, 7.61%; 10-year period, 7.95%; Class C—1-year period, 20.20%; 5-year period, 8.00%; 10-year period, 7.72%; Class Y—1-year period, 22.36%; 5-year period, 9.07%; 10-year period, 8.89%; Class P—1-year period, 19.91%; 5-year period, 6.88%; 10-year period, 6.62%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2012 prospectuses, were as follows: Class A—1.30% and 1.30%; Class C—2.05% and 2.05%; Class Y—1.25% and 1.13%; and Class P—1.18% and 1.13%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2013 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.38%; Class C—2.13%; Class Y—1.13%; and Class P—1.13%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

5  The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the US equity universe. It includes those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio statistics (unaudited)

Characteristics	07/31/13
Net assets (mm)	$503.4
Number of holdings	205
Portfolio composition[1]	07/31/13
Common stocks	98.2%
Investment companies	0.3
Cash equivalents and other assets less liabilities	1.5
Total	100.0%
Top five sectors[1]	07/31/13
Information technology	26.8%
Consumer discretionary	19.5
Industrials	19.1
Health care	16.3
Financials	7.1
Total	88.8%
Top ten equity holdings[1]	07/31/13
Ultimate Software Group, Inc.	1.8%
CoStar Group, Inc.	1.6
Beacon Roofing Supply, Inc.	1.4
Affiliated Managers Group, Inc.	1.2
Polaris Industries, Inc.	1.1
Portfolio Recovery Associates, Inc.	1.0
Synchronoss Technologies, Inc.	1.0
Financial Engines, Inc.	1.0
The Hain Celestial Group, Inc.	1.0
Semtech Corp.	0.9
Total	12.0%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2013. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2013

	Number of shares	Value
Common stocks—98.18%
Aerospace & defense—2.36%
BE Aerospace, Inc.*	57,806	$4,029,656
Hexcel Corp.*	77,810	2,739,690
TransDigm Group, Inc.	14,099	2,038,575
Triumph Group, Inc.	39,320	3,085,047
		11,892,968
Air freight & logistics—0.83%
Forward Air Corp.	32,580	1,191,451
Hub Group, Inc., Class A*	77,600	2,968,200
		4,159,651
Airlines—0.23%
Spirit Airlines, Inc.*	35,861	1,185,206
Auto components—0.79%
Gentex Corp.	102,857	2,322,511
Tenneco, Inc.*	34,377	1,661,440
		3,983,951
Biotechnology—2.40%
Ariad Pharmaceuticals, Inc.*	80,930	1,503,679
Cepheid, Inc.*	103,472	3,608,069
Medivation, Inc.*	44,850	2,595,470
Onyx Pharmaceuticals, Inc.*	33,145	4,351,938
		12,059,156
Building products—0.25%
A.O. Smith Corp.	30,758	1,270,921
Capital markets—3.16%
Affiliated Managers Group, Inc.*	33,697	6,077,254
Financial Engines, Inc.	102,740	4,904,808
HFF, Inc., Class A	57,150	1,200,150
Lazard Ltd., Class A	62,205	2,261,774
WisdomTree Investments, Inc.*	112,231	1,453,391
		15,897,377
Chemicals—2.18%
Axiall Corp.	38,540	1,698,843
Balchem Corp.	26,388	1,313,067
FMC Corp.	58,529	3,872,279
H.B. Fuller Co.	101,752	4,085,343
		10,969,532
Commercial banks—0.93%
PrivateBancorp, Inc.	77,303	1,823,578
Signature Bank*	31,182	2,854,712
		4,678,290
Commercial services & supplies—4.90%
Clean Harbors, Inc.*	60,560	3,418,006
CyrusOne, Inc.	96,327	1,960,255
Innerworkings, Inc.*	130,105	1,519,626
Mobile Mini, Inc.*	88,815	3,065,006
Portfolio Recovery Associates, Inc.*	34,400	5,136,264
Ritchie Brothers Auctioneers, Inc.[1]	136,348	2,624,699
Rollins, Inc.	143,150	3,650,325
	Number of shares	Value
Common stocks—(continued)
Commercial services & supplies—(concluded)
Waste Connections, Inc.	76,020	$3,288,625
		24,662,806
Communications equipment—0.70%
Digi International, Inc.*	132,070	1,311,455
Palo Alto Networks, Inc.*	45,550	2,229,217
		3,540,672
Computers & peripherals—0.57%
Stratasys Ltd.*,1	23,620	2,093,913
Synaptics, Inc.*	19,062	762,480
		2,856,393
Consumer finance—0.63%
Encore Capital Group, Inc.*,1	39,974	1,553,390
First Cash Financial Services, Inc.*	30,165	1,610,811
		3,164,201
Distributors—1.09%
LKQ Corp.*	131,893	3,438,451
Pool Corp.	39,036	2,060,320
		5,498,771
Diversified consumer services—1.96%
Bright Horizons Family Solutions, Inc.*	48,690	1,724,113
Grand Canyon Education, Inc.*	123,070	4,162,227
K12, Inc.*,1	80,125	2,491,888
Outerwall, Inc.*,1	27,260	1,506,115
		9,884,343
Diversified financial services—0.68%
CBOE Holdings, Inc.	36,825	1,844,932
MarketAxess Holdings, Inc.	30,178	1,560,203
		3,405,135
Diversified telecommunication services—0.24%
Cogent Communications Group, Inc.	43,009	1,230,918
Electronic equipment, instruments & components—2.16%
Belden, Inc.	35,720	2,093,549
Coherent, Inc.	50,759	2,877,020
FEI Co.	26,112	2,022,374
National Instruments Corp.	138,360	3,900,369
		10,893,312
Energy equipment & services—1.49%
Core Laboratories N.V.	8,303	1,242,129
Dril-Quip, Inc.*	9,388	853,463
Exterran Holdings, Inc.*	38,268	1,215,009
Oceaneering International, Inc.	26,250	2,128,612
Rowan Cos., PLC, Class A*	60,450	2,076,458
		7,515,671
Food & staples retailing—1.05%
The Fresh Market, Inc.*	35,341	1,865,298
United Natural Foods, Inc.*	58,388	3,421,537
		5,286,835

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2013

	Number of shares	Value
Common stocks—(continued)
Food products—1.31%
Snyders-Lance, Inc.	56,943	$1,802,246
The Hain Celestial Group, Inc.*	65,759	4,797,777
		6,600,023
Health care equipment & supplies—5.16%
Abaxis, Inc.	50,778	2,137,754
Align Technology, Inc.*	26,437	1,137,848
Cyberonics, Inc.*	28,985	1,506,930
DexCom, Inc.*	210,024	4,574,323
Endologix, Inc.*	195,454	3,054,946
Neogen Corp.*	53,535	3,023,657
Sirona Dental Systems, Inc.*	36,604	2,584,242
The Cooper Cos., Inc.	25,736	3,277,480
Thoratec Corp.*	80,770	2,648,448
West Pharmaceutical Services, Inc.	27,402	2,021,172
		25,966,800
Health care providers & services—6.19%
Acadia Healthcare Co., Inc.*	107,190	3,952,095
Bio-Reference Laboratories, Inc.*,1	79,679	2,131,413
Chemed Corp.[1]	47,390	3,345,260
ExamWorks Group, Inc.*	42,157	1,023,572
Health Management Associates, Inc., Class A*	137,715	1,856,398
HMS Holdings Corp.*	69,730	1,686,769
IPC The Hospitalist Co.*	65,994	3,324,118
Magellan Health Services, Inc.*	60,175	3,439,001
MEDNAX, Inc.*	35,150	3,424,313
MWI Veterinary Supply, Inc.*	19,322	2,747,009
Team Health Holdings, Inc.*	34,445	1,385,378
WellCare Health Plans, Inc.*	46,240	2,822,027
		31,137,353
Health care technology—0.98%
Athenahealth, Inc.*,1	32,048	3,587,773
Greenway Medical Technologies, Inc.*	116,870	1,352,186
		4,939,959
Hotels, restaurants & leisure—4.15%
Bally Technologies, Inc.*	47,160	3,380,429
Buffalo Wild Wings, Inc.*	15,257	1,580,320
Papa John's International, Inc.*	32,919	2,200,964
Penn National Gaming, Inc.*	33,470	1,673,165
Red Robin Gourmet Burgers, Inc.*	55,805	3,174,188
Sonic Corp.*	123,912	1,904,528
The Cheesecake Factory, Inc.	97,535	4,139,385
Wyndham Worldwide Corp.	45,705	2,847,422
		20,900,401
Household durables—0.69%
Jarden Corp.*	22,935	1,042,854
Meritage Homes Corp.*	31,532	1,427,138
Tupperware Brands Corp.	11,763	991,386
		3,461,378
	Number of shares	Value
Common stocks—(continued)
Internet & catalog retail—0.44%
HomeAway, Inc.*	73,010	$2,198,331
Internet software & services—2.02%
DealerTrack Holdings, Inc.*	81,328	3,041,667
OpenTable, Inc.*,1	24,944	1,588,434
SciQuest, Inc.*	83,395	2,056,521
SPS Commerce, Inc.*	53,946	3,481,135
		10,167,757
IT services—3.06%
Cass Information Systems, Inc.	37,405	2,065,130
Echo Global Logistics, Inc.*	73,211	1,593,804
Gartner, Inc.*	38,556	2,313,746
Heartland Payment Systems, Inc.[1]	64,345	2,400,712
Jack Henry & Associates, Inc.	37,408	1,806,806
MAXIMUS, Inc.	108,590	4,084,070
WEX, Inc.*	12,976	1,128,133
		15,392,401
Leisure equipment & products—1.59%
Brunswick Corp.	61,929	2,337,820
Polaris Industries, Inc.	50,354	5,646,697
		7,984,517
Life sciences tools & services—1.33%
Covance, Inc.*	14,937	1,232,302
Mettler-Toledo International, Inc.*	7,546	1,664,648
PAREXEL International Corp.*	31,023	1,534,087
Techne Corp.	30,490	2,248,333
		6,679,370
Machinery—3.15%
Chart Industries, Inc.*	14,581	1,657,860
Lincoln Electric Holdings, Inc.	31,288	1,847,243
Middleby Corp.*	10,718	1,917,879
Proto Labs, Inc.*,1	35,540	2,404,992
Sun Hydraulics Corp.	39,015	1,227,022
The Manitowoc Co., Inc.	72,600	1,490,478
The Toro Co.	39,195	1,931,529
Trimas Corp.*	35,095	1,299,568
Woodward, Inc.	50,610	2,070,961
		15,847,532
Media—0.53%
Cinemark Holdings, Inc.	91,720	2,670,886
Oil, gas & consumable fuels—2.18%
Bill Barrett Corp.*,1	104,560	2,344,235
Gulfport Energy Corp.*	15,825	841,890
Magnum Hunter Resources Corp.*,1	534,940	2,048,820
Oasis Petroleum, Inc.*	98,176	4,127,319
QEP Resources, Inc.	52,220	1,592,188
		10,954,452
Paper & forest products—0.43%
Boise Cascade Co.*	82,700	2,188,242

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2013

	Number of shares	Value
Common stocks—(continued)
Personal products—0.45%
Prestige Brands Holdings, Inc.*	67,631	$2,293,367
Pharmaceuticals—0.22%
Perrigo Co.	8,854	1,101,349
Professional services—4.38%
Acacia Research[1]	106,740	2,435,807
CoStar Group, Inc.*	52,410	8,204,785
Equifax, Inc.	18,450	1,166,594
Huron Consulting Group, Inc.*	61,290	3,122,113
Manpower, Inc.	20,427	1,365,953
The Advisory Board Co.*	31,570	1,852,843
TrueBlue, Inc.*	64,876	1,732,189
WageWorks, Inc.*	63,680	2,150,474
		22,030,758
Real estate investment trusts—0.36%
Extra Space Storage, Inc.	43,063	1,810,799
Real estate management & development—0.30%
Jones Lang LaSalle, Inc.	16,685	1,518,836
Road & rail—1.48%
Genesee & Wyoming, Inc., Class A*	29,540	2,648,556
Knight Transportation, Inc.	130,015	2,206,355
Old Dominion Freight Line, Inc.*	59,605	2,603,546
		7,458,457
Semiconductors & semiconductor equipment—4.10%
Atmel Corp.*	470,188	3,714,485
Cabot Microelectronics Corp.*	60,076	2,221,610
CEVA, Inc.*	119,122	2,171,594
Diodes, Inc.*	33,516	918,674
Power Integrations, Inc.	46,470	2,562,821
Semtech Corp.*	151,570	4,584,992
Teradyne, Inc.*	150,690	2,484,878
Ultratech, Inc.*	68,480	2,000,986
		20,660,040
Software—14.62%
ACI Worldwide, Inc.*	40,175	1,902,286
Allot Communications Ltd.*,1	179,007	2,618,873
BroadSoft, Inc.*	62,255	1,857,689
Cadence Design Systems, Inc.*	196,590	2,866,282
CommVault Systems, Inc.*	43,411	3,665,191
Concur Technologies, Inc.*,1	30,916	2,748,123
Ebix, Inc.[1]	72,182	837,311
Fortinet, Inc.*	122,644	2,606,185
Guidewire Software, Inc.*	42,434	1,856,912
Imperva, Inc.*	59,730	3,023,533
Infoblox, Inc.*	72,860	2,382,522
Informatica Corp.*	89,934	3,432,781
Jive Software, Inc.*,1	186,084	2,497,247
Manhattan Associates, Inc.*	31,901	2,818,134
Pegasystems, Inc.	37,437	1,343,988
Proofpoint, Inc.*	87,300	2,349,243
PROS Holdings, Inc.*	41,822	1,372,598
QLIK Technologies, Inc.*	110,608	3,464,243
	Number of shares	Value
Common stocks—(concluded)
Software—(concluded)
ServiceNow, Inc.*	66,920	$2,916,374
Sourcefire, Inc.*	46,665	3,519,941
SS&C Technologies Holdings, Inc.*	99,920	3,575,138
Synchronoss Technologies, Inc.*	147,017	5,070,616
TIBCO Software, Inc.*	155,680	3,882,659
Ultimate Software Group, Inc.*	68,122	9,216,907
Verint Systems, Inc.*	49,635	1,775,940
		73,600,716
Specialty retail—7.50%
Aeropostale, Inc.*	153,650	2,324,725
Asbury Automotive Group, Inc.*	81,298	3,970,594
Ascena Retail Group, Inc.*	127,480	2,433,593
Dick's Sporting Goods, Inc.	68,705	3,532,124
Five Below, Inc.*,1	29,665	1,152,782
Foot Locker, Inc.	87,175	3,149,633
Francesca's Holdings Corp.*,1	79,190	1,968,663
Genesco, Inc.*	21,548	1,516,548
GNC Holdings, Inc., Class A	32,762	1,729,178
Penske Automotive Group, Inc.	46,722	1,737,124
PetSmart, Inc.	13,909	1,018,417
Restoration Hardware Holdings, Inc.*	34,980	2,337,364
The Children's Place Retail Stores, Inc.*	49,810	2,691,733
Tractor Supply Co.	8,745	1,059,282
Ulta Salon, Cosmetics & Fragrance, Inc.*	20,050	2,023,045
Urban Outfitters, Inc.*	80,570	3,429,059
Williams-Sonoma, Inc.	28,440	1,673,978
		37,747,842
Textiles, apparel & luxury goods—0.80%
Hanesbrands, Inc.	25,917	1,644,693
Steven Madden Ltd.*	15,882	816,652
Under Armour, Inc., Class A*	23,309	1,564,733
		4,026,078
Trading companies & distributors—2.16%
Beacon Roofing Supply, Inc.*	170,607	6,959,060
United Rentals, Inc.*	38,935	2,231,754
WESCO International, Inc.*	21,940	1,662,613
		10,853,427
Total common stocks (cost—$355,933,374)		494,227,180
Investment companies—0.30%
iShares Russell 2000 Growth Index Fund ETF[1]	4,441	532,920
iShares Russell Midcap Growth Index Fund ETF	12,761	971,623
Total investment companies (cost—$1,436,251)		1,504,543

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2013

	Face amount	Value
Repurchase agreement—1.30%
Repurchase agreement dated 07/31/13 with State Street Bank and Trust Co., 0.010% due 08/01/13, collateralized by $286,313 Federal Home Loan Mortgage Corp. obligations, 1.960% due 11/07/22, $6,600,090 Federal National Mortgage Association obligations, 2.140% to 2.170% due 11/07/22 and $217,028 US Treasury Notes, 0.250% to 0.750% due 10/31/13 to 12/15/13; (value—$6,680,055); proceeds: $6,549,002 (cost—$6,549,000)	$6,549,000	$6,549,000
	Number of shares	Value
Investment of cash collateral from securities loaned—8.23%
Money market fund—8.23%
UBS Private Money Market Fund LLC[2] (cost—$41,413,440)	41,413,440	$41,413,440
Total investments (cost—$405,332,065)—108.01%		543,694,163
Liabilities in excess of other assets—(8.01)%		(40,336,811)
Net assets—100.00%		$503,357,352

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 218.

Aggregate cost for federal income tax purposes was $407,174,172; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$143,703,591
Gross unrealized depreciation	(7,183,600)
Net unrealized appreciation	$136,519,991

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2013 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$494,227,180	$—	$—	$494,227,180
Investment companies	1,504,543	—	—	1,504,543
Repurchase agreement	—	6,549,000	—	6,549,000
Investment of cash collateral from securities loaned	—	41,413,440	—	41,413,440
Total	$495,731,723	$47,962,440	$—	$543,694,163

At July 31, 2013, there were no transfers between Level 1 and Level 2.

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	97.6%
Israel	0.9
Canada	0.5
Bermuda	0.4
United Kingdom	0.4
Netherlands	0.2
Total	100.0%

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2013

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at July 31, 2013.

2  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2013. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/12	Purchases during the year ended 07/31/13	Sales during the year ended 07/31/13	Value at 07/31/13	Net income earned from affiliate for the year ended 07/31/13
UBS Private Money Market Fund LLC	$38,114,969	$184,237,953	$180,939,482	$41,413,440	$14,676

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE International Equity Investments

Performance

For the 12 months ended July 31, 2013, the Portfolio's Class P shares returned 22.92% before the deduction of the maximum PACE Select program fee. (Class P shares returned 20.49% after the deduction of the maximum PACE Select program fee for the same 12-month period.) In comparison, the MSCI EAFE Index (net) (the "benchmark") returned 23.48% and the Lipper International Large-Cap Core Funds category posted a median return of 22.43%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 150. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments1

Martin Currie

Our portion of the Portfolio slightly outperformed the benchmark during the reporting period, largely due to regional allocation decisions.

At a regional level, Japan was the biggest detractor from performance, followed by emerging markets. Asia, where both stock selection and allocation effects were strong, was the top-contributing region. By sector, energy was by far the weakest, while financials and telecommunication services added the most value.

In terms of individual stocks, the main detractors from the performance of our portion of the portfolio were a mixed bag in terms of sectors and regions. Newcrest Mining, an Australian gold mine, Petrofac, a London-listed oil services company, and Nikon, a Japanese camera manufacturer, were all negative for performance. Newcrest Mining was especially weak in the second quarter of 2013, as falling gold prices and asset write-downs weighed heavily on the stock. We eliminated our position in the company, after a call with management. Performance of Petrofac was hampered by reduced spending from major oil companies. In addition, its plans to develop an expensive offshore vessel raised concerns about capital deployment. This represents a marked departure from the firm's very successful and capital-light onshore business, prompting us to review and subsequently sell the stock. Shares of Nikon fell sharply after reporting surprisingly

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust –
PACE International Equity Investments

Investment Sub-Advisors:

Martin Currie Inc. ("Martin Currie") until August 2, 2013, after the close of the reporting period, Mondrian Investment Partners Limited ("Mondrian"), J.P. Morgan Investment Management Inc. ("J.P. Morgan") until September 13, 2013, after the close of the reporting period, Chautauqua Capital Management, LLC ("Chautauqua"), commenced after the close of the reporting period and Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital"), commenced after the close of the reporting period.

Portfolio Managers:

Martin Currie: Christine Montgomery;

Mondrian: Elizabeth A. Desmond, Nigel G. May and Russell J. Mackie;

J.P. Morgan: International REI Segment—Beltran Lastra and Demetris Georghiou; EAFE Opportunities Segment—Jeroen Huysinga

Objective:

Capital appreciation

Investment process:

Martin Currie has a highly active "conviction" approach, seeking the best opportunities for growth across global stock markets. At Martin Currie, they believe stock focused portfolios, driven by fundamental research, are the best way to exploit market inefficiencies and generate consistent outperformance. They use a consistent analytical framework to find undervalued stocks by assessing quality, value and growth characteristics over a three to five year time horizon. The result is the construction of portfolios which exhibit quality and growth characteristics and attractive valuations. In managing its

(continued on next page)

PACE Select Advisors Trust

PACE International Equity Investments

Sub-Advisors' comments – continued

poor fiscal third quarter results in February 2013, which included disappointing volumes and weak prices in the run-up to Christmas. With the company still struggling to improve sales and pricing several months later, we sold out of our position in Nikon.

Conversely, the top contributors to performance were UK house builder Persimmon, German broadcaster ProSiebenSat and French aerospace company Safran. Results from Persimmon have confirmed it is ahead of margin and cash generation expectations when compared to its nine-year strategic plan. ProSiebenSat outperformed after releasing strong year-end results. With the stock looking fully valued, we sold out of our position in July 2013. Safran benefited from a positive reaction to its "capital markets day" in June 2013, an event for investors and analysts at which management confirmed the company's potential for long-term growth, as well as its commitment to increase shareholder returns and to wisely deploy cash.

We made no use of derivatives during the review period.

J.P. Morgan (International REI)

Our portion of the Portfolio outperformed the benchmark during the reporting period. Stock selection added value across the majority of sectors, most notably in the areas of transport services and consumer cyclicals, banks and finance and retail. Stock selection in insurance and technology hardware combined with a slight underweight to capital market banks detracted from relative results. At the regional level, stock selection added value in all the major regions, especially Europe.

At the stock level, French utility company Electricite de France was a significant contributor to results, as its sales grew and management raised its full-year profit outlook given cost cuts, improved atomic power output and an increase in domestic tariffs. On the downside, Teva Pharmaceutical, an Israeli pharmaceutical company, was an underperformer. The company has a new Chief Executive Officer, and there are still some questions as to his vision for the company.

The EAFE REI portfolio seeks to harness the stock-specific insights of J.P. Morgan's team of research analysts. Overall, the portfolio displays characteristics very similar to those of the MSCI EAFE benchmark in terms of geographic breakdown, sector composition and exposure to various macro and factor risks. However, individual components of the benchmark are

Investment process (continued)

segment of the Portfolio's assets, Martin Currie uses a fully integrated international investment process seeking to identify the connections that others miss. So rather than running distinct regional portfolios, it compares and ranks stock opportunities across the whole investment universe. To help identify and evaluate the best stock ideas, Martin Currie works closely with teams of dedicated regional and global sector research specialists with the sole objective of finding those companies that can deliver outperformance.

J.P. Morgan manages two separate segments of the Portfolio's assets, utilizing distinct principal investment strategies and portfolio management for each. In managing one segment of the Portfolio's assets, the International Research Enhanced Index Strategy segment ("International REI" segment), J.P. Morgan uses a bottom-up, research driven strategy that seeks to generate risk characteristics that closely match those of the Portfolio's benchmark yet at the same time capitalize on the information advantage created by the firm's proprietary research capabilities to generate outperformance. The strategy is driven by valuation based fundamental analysis, focused on normalized earnings and earnings growth. The J.P. Morgan team seeks to maintain regional weights and sector/industry weights close to those of the benchmark. Stock selection is the focus, being the expected primary source of added value.

In managing the second segment of the Portfolio's assets, the Europe, Australasia, and Far East Opportunities Strategy segment ("EAFE Opportunities" segment), J.P. Morgan uses an active equity strategy, which represents a partnership between portfolio management and the firm's proprietary network of analysts. J.P. Morgan applies a uniform valuation methodology across regions and sectors, and analysts

(continued on next page)

PACE Select Advisors Trust

PACE International Equity Investments

Sub-Advisors' comments – continued

marginally overweighted or underweighted, based on the fundamental research carried out by J.P. Morgan analysts in an effort to generate excess returns.

The portfolio used derivatives in the form of currency forwards and futures during the reporting period. Derivatives are only used for the efficient management of cash flow and to reduce currency deviations from the benchmark, where practical, for the purposes of risk management. Derivatives are not used as a source of excess returns. Exchange traded equity futures can be used to gain or reduce exposure to a market quickly and cheaply and, as such, are used for the efficient management of cash flows, subject to regulatory guidelines.

J.P. Morgan (EAFE Opportunities)

Our portion of the Portfolio slightly underperformed the benchmark during the reporting period, largely driven by stock selection within the energy sector and our exposure to emerging markets. Concerns about slower growth in countries such as China caused emerging market stocks to underperform their developed counterparts by a significant margin during the reporting period. While our direct exposure to emerging markets was relatively modest, averaging roughly 5.5% over the reporting period, those out-of-benchmark positions had a significant impact on our relative performance. Furthermore, that weakness extended to developed market stocks where businesses were perceived to be closely tied to the emerging economics (e.g. mining companies). On the upside, stock selection in telecommunication services, healthcare and property added value.

At the stock level, Belle International, a Chinese footwear retailer, was an underperformer, reflecting growing concerns about the Chinese economy. The company's same-store sales have fallen short of targets and management does not expect to see a significant recovery during the second half of the year. However, despite the short-term challenges, our longer-term outlook for the company remains promising given the continued, albeit slower, growth in China and government efforts to transform the economy into one fueled more by domestic demand. On the upside, Softbank, a Japanese telecommunication service provider, significantly contributed to results. Companies geared to the domestic Japanese economy have generally performed well given the new government's commitment to re-flating the Japanese economy. Softbank's net profits have been boosted by sales of the Apple iPhones and iPads and an increase in subscribers. Also, a proposal to take a controlling stake in Sprint has generated additional interest in the stock, due to the potential synergies that might ensue and the prospect of the company establishing a presence outside of Japan.

Investment process (concluded)

conduct thorough analysis with a particular emphasis on a company's normalized (or mid-cycle) earnings and their intermediate growth rate. J.P. Morgan typically focuses on the most attractive companies, within a sector, that possess a catalyst for share price appreciation in an effort to build a portfolio where stock selection is the primary source of added value.

Mondrian conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle. The center of its research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that attempts to identify value across country boundaries. This approach focuses on future anticipated dividends, and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States, and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

PACE Select Advisors Trust

PACE International Equity Investments

Sub-Advisors' comments – concluded

The portfolio used derivatives in the form of currency forwards and futures during the reporting period. Derivatives are only used for the efficient management of cash flow and to reduce currency deviations from the benchmark, where practical, for the purposes of risk management. Derivatives are not used as a source of excess returns. Exchange traded equity futures can be used to gain or reduce exposure to a market quickly and cheaply and, as such, are used for the efficient management of cash flows, subject to regulatory guidelines.

Mondrian

Our portion of the Portfolio underperformed the benchmark during the reporting period. Underweight positions in consumer discretionary and financials, the two strongest sectors during the reporting period, detracted from results. However, this underperformance was partially offset by an underweight in the relatively weak materials sector, as well as stock selection in the consumer staples, consumer discretionary and materials sectors. Overall, stock selection held back investment returns for the reporting period. In particular, our holdings in Japan, the UK and Germany were negative for performance. In contrast, our positions in the Netherlands, Spain and Australia were beneficial for results.

We have been in a period of ultra-loose monetary policy, which has pushed equity markets to rise, creating higher valuations. At Mondrian, we have continued to focus on identifying companies that we believe can deliver long-term sustainable earnings and cash flow in what we expect to be a relatively low-growth environment. These companies have tended to be less financially and operationally leveraged and in more stable sectors, such as healthcare and consumer staples. In international equity markets, these companies have benefited the least from quantitative easing but have equally less to lose in a period of more normal monetary policy.

The main highlights of the strategy being adopted for our portion of the Portfolio are overweight positions in selected European markets and overweights in the telecommunications services, consumer staples and healthcare sectors. We are underweight the materials and industrials sectors and have maintained our defensive currency hedge of the Australian dollar.

The derivative exposure within our portion of the Portfolio was in the form of defensive forward currency contracts in an unleveraged and fully covered manner. At the end of the reporting period, we hedged 73% of the Australian dollar exposure. This hedging is undertaken using three-month forward currency contracts. We have chosen to hedge this currency, as our analysis shows that it is significantly overvalued and we wish to protect the value of the underlying investment in these markets. Our defensive currency hedging positively contributed to results during the reporting period.

(Please note: After the close of the fiscal reporting period, Martin Currie and J.P. Morgan were both terminated as Sub-Advisors for the Portfolio. Also after the close of the fiscal reporting period, Chautauqua and Los Angeles Capital were appointed to serve as Sub-Advisors of the Portfolio.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

PACE Select Advisors Trust

PACE International Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE International Equity Investments Class P shares versus the MSCI EAFE Index (net) over the 10 years ended July 31, 2013. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE International Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE International Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/13	1 year	5 years	10 years
Before deducting maximum sales charge or PACE Select program fee
Class A1	22.63%	(0.21)%	7.11%
Class C2	21.50%	(1.06)%	6.21%
Class Y3	22.97%	0.09%	7.49%
Class P4	22.92%	0.04%	7.40%
After deducting maximum sales charge or PACE Select program fee
Class A1	15.86%	(1.33)%	6.51%
Class C2	20.50%	(1.06)%	6.21%
Class P4	20.49%	(1.95)%	5.27%
MSCI EAFE Index (net)[5]	23.48%	1.05%	7.97%
Lipper International Large-Cap Core Funds median	22.43%	0.92%	7.84%

Average annual total returns for periods ended June 30, 2013, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, 10.56%; 5-year period, (2.94)%; 10-year period, 6.25%; Class C—1-year period, 15.01%; 5-year period, (2.66)%; 10-year period, 5.97%; Class Y—1-year period, 17.36%; 5-year period, (1.54)%; 10-year period, 7.22%; Class P—1-year period, 14.97%; 5-year period, (3.54)%; 10-year period, 5.01%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2012 prospectuses, were as follows: Class A—1.43% and 1.43%; Class C—2.27% and 2.27%; Class Y—1.18% and 1.18%; and Class P—1.18% and 1.18%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2013 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.55%; Class C—2.30%; Class Y—1.30%; and Class P—1.30%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

5  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio statistics (unaudited)

Characteristics	07/31/13
Net assets (mm)	$942.2
Number of holdings	274
Portfolio composition[1]	07/31/13
Common stocks and preferred stocks	96.3%
ADRs and GDRs	2.2
Futures and forward foreign currency contracts	(0.1)
Cash equivalents and other assets less liabilities	1.6
Total	100.0%
Regional allocation (equity investments)[1]	07/31/13
Europe and European territories	66.5%
Asia	28.2
Oceania	3.3
The Americas	0.5
Total	98.5%
Top five countries (equity investments)[1]	07/31/13
United Kingdom	23.0%
Japan	19.8
France	12.6
Switzerland	8.9
Germany	8.0
Total	72.3%
Top five sectors[1]	07/31/13
Financials	19.4%
Consumer discretionary	13.5
Health care	12.1
Consumer staples	11.8
Industrials	10.6
Total	67.4%
Top ten equity holdings[1]	07/31/13
Novartis AG	2.4%
Sanofi SA	2.2
HSBC Holdings PLC	2.0
BG Group PLC	1.8
Vodafone Group PLC	1.4
GlaxoSmithKline PLC	1.4
ENI SpA	1.4
Roche Holding AG	1.3
Seven & I Holdings Co. Ltd.	1.3
Toyota Motor Corp.	1.2
Total	16.4%

For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 218.

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2013. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE International Equity Investments

Industry diversification—(unaudited)

As a percentage of net assets as of July 31, 2013

Common stocks

Aerospace & defense	0.83%
Air freight & logistics	0.26
Airlines	0.31
Auto components	1.19
Automobiles	3.30
Beverages	1.40
Building products	1.53
Capital markets	1.48
Chemicals	3.31
Commercial banks	9.21
Commercial services & supplies	0.72
Communications equipment	0.45
Computers & peripherals	0.04
Construction & engineering	0.65
Construction materials	0.28
Containers & packaging	0.42
Diversified financial services	1.43
Diversified telecommunication services	4.14
Electric utilities	1.59
Electrical equipment	2.17
Electronic equipment, instruments & components	1.69
Energy equipment & services	0.71
Food & staples retailing	4.31
Food products	2.65
Gas utilities	0.20
Health care providers & services	0.27
Hotels, restaurants & leisure	2.54
Household durables	1.34
Independent power producers & energy traders	0.04
Industrial conglomerates	1.26
Insurance	5.94
IT services	0.03
Leisure equipment & products	0.03

Common stocks—(concluded)

Machinery	1.49%
Media	1.73
Metals & mining	1.45
Multi-utilities	1.89
Multiline retail	0.48
Office electronics	1.00
Oil, gas & consumable fuels	7.94
Paper & forest products	0.38
Personal products	0.79
Pharmaceuticals	11.82
Professional services	0.17
Real estate investment trusts	0.03
Real estate management & development	1.29
Road & rail	0.60
Semiconductors & semiconductor equipment	1.94
Software	1.16
Specialty retail	0.95
Textiles, apparel & luxury goods	1.45
Tobacco	2.32
Trading companies & distributors	0.29
Transportation infrastructure	0.37
Wireless telecommunication services	2.41
Total common stocks	97.67

Preferred stocks

Automobiles	0.44
Household products	0.36
Total preferred stocks	0.80
Repurchase agreement	1.92
Investments of cash collateral from securities loaned	0.58
Liabilities in excess of other assets	(0.97)
Net assets	100.00%

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—July 31, 2013

	Number of shares	Value
Common stocks—97.67%
Australia—3.23%
Amcor Ltd.	413,546	$3,936,469
AMP Ltd.	1,164,490	4,731,091
Aurizon Holdings Ltd.	723,008	2,950,435
Australia & New Zealand Banking Group Ltd.	179,351	4,797,598
BHP Billiton Ltd.[1]	27,300	850,017
Commonwealth Bank of Australia	7,520	501,611
Goodman Group	61,830	262,318
Incitec Pivot Ltd.	112,537	266,035
Insurance Australia Group Ltd.	16,881	88,158
Macquarie Group Ltd.	123,245	4,862,079
National Australia Bank Ltd.	5,794	162,644
Origin Energy Ltd.	31,536	338,736
QBE Insurance Group Ltd.	345,011	5,088,955
Rio Tinto Ltd.	8,852	457,585
Wesfarmers Ltd.	16,709	609,166
Westpac Banking Corp.	18,939	525,850
Total Australia common stocks		30,428,747
Austria—0.03%
Andritz AG	5,724	308,785
Belgium—0.99%
Ageas STRIP VVPR*,2	7,563	10
Anheuser-Busch InBev N.V.	54,747	5,271,628
Solvay SA	30,147	4,082,796
Total Belgium common stocks		9,354,434
Bermuda—0.36%
Jardine Matheson Holdings Ltd., ADR	62,400	3,415,152
Canada—0.26%
First Quantum Minerals Ltd.	152,091	2,443,288
Cayman Islands—0.68%
Belle International Holdings Ltd.[1]	1,642,000	2,371,241
ENN Energy Holdings Ltd.[1]	256,000	1,417,711
Sands China Ltd.	478,000	2,585,500
Total Cayman Islands common stocks		6,374,452
China—0.22%
China Shenhua Energy Co. Ltd., Class H	722,000	2,085,306
Denmark—0.36%
Chr. Hansen Holding A/S	7,722	255,597
Danske Bank A/S*	131,430	2,422,576
Novo-Nordisk A/S, Class B	4,445	751,904
Total Denmark common stocks		3,430,077
Finland—0.44%
Nokian Renkaat Oyj	4,293	190,697
Outokumpu Oyj*,1	218,615	135,820
Outotec Oyj[1]	18,726	227,323
Stora Enso Oyj, R Shares	248,948	1,846,373
UPM-Kymmene Oyj[1]	156,381	1,744,427
Total Finland common stocks		4,144,640
	Number of shares	Value
Common stocks—(continued)
France—12.55%
Air Liquide SA	9,063	$1,203,043
Atos Origin SA	4,194	315,297
AXA SA	157,560	3,474,284
BNP Paribas	141,886	9,180,246
Carrefour SA	143,934	4,417,503
Cie de Saint-Gobain	238,905	11,076,279
Electricite de France (EDF)	92,907	2,725,972
France Telecom SA	704,109	6,921,359
GDF Suez	85,527	1,794,324
GDF Suez, STRIP VVPR*,2	23,226	31
Kering	16,527	3,783,909
Lafarge SA	6,255	399,965
LVMH Moet Hennessy Louis Vuitton SA	939	170,703
Renault SA	7,023	552,828
Safran SA	101,996	5,989,372
Sanofi SA	194,249	20,717,461
Schneider Electric SA	121,778	9,689,659
SCOR SE	119,655	3,824,372
Societe Generale SA	76,606	3,079,295
Sodexo	53,921	4,925,242
Suez Environnement Co.	114,526	1,623,392
Thales SA	6,687	344,722
Total SA	186,953	9,973,387
Valeo SA	32,137	2,548,961
Vallourec SA	62,554	3,692,414
Vinci SA	108,453	5,856,342
Total France common stocks		118,280,362
Germany—7.19%
Adidas AG	35,189	3,922,986
Allianz SE	33,516	5,225,714
BASF SE	55,908	4,957,984
Bayer AG	63,324	7,358,632
Bayerische Motoren Werke AG	4,776	467,572
Brenntag AG	2,638	433,419
Continental AG	27,985	4,408,013
Daimler AG	131,997	9,169,946
Deutsche Bank AG	6,835	308,296
Deutsche Boerse AG	67,534	4,777,896
Deutsche Telekom AG	788,059	9,590,710
E.ON SE	13,798	234,133
Fresenius Medical Care AG & Co. KGaA	34,740	2,199,205
GEA Group AG	89,199	3,680,422
HeidelbergCement AG	1,665	127,896
Osram Licht AG*	389	15,163
RWE AG	122,829	3,695,416
SAP AG	91,477	6,728,594
Siemens AG	3,899	426,945
Total Germany common stocks		67,728,942

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—July 31, 2013

	Number of shares	Value
Common stocks—(continued)
Hong Kong—2.85%
AIA Group Ltd.	1,027,805	$4,870,266
Bank of East Asia Ltd.	70,200	263,399
Cheung Kong Holdings Ltd.	30,894	434,195
China Merchants Holdings International Co. Ltd.	1,108,000	3,464,464
China Mobile Ltd.	485,000	5,159,175
China Overseas Land & Investment Ltd.[1]	912,000	2,628,191
Hang Seng Bank Ltd.	22,423	343,186
Hutchison Whampoa Ltd.	360,491	4,069,445
Power Assets Holdings Ltd.	47,567	427,181
SJM Holdings Ltd.	1,073,700	2,691,311
Wharf Holdings Ltd.	288,000	2,478,725
Total Hong Kong common stocks		26,829,538
Ireland—0.05%
Ryanair Holdings PLC	8,430	434,314
Israel—1.45%
Check Point Software Technologies Ltd.*	70,000	3,941,700
Teva Pharmaceutical Industries Ltd., ADR	244,406	9,702,918
Total Israel common stocks		13,644,618
Italy—1.87%
Assicurazioni Generali SpA	20,682	407,487
Azimut Holding SpA	13,749	309,117
Enel SpA	60,931	202,973
ENI SpA	597,204	13,196,483
Intesa Sanpaolo SpA EURO 52	285,161	540,973
Mediobanca SpA	448,983	2,755,963
Telecom Italia SpA	84,000	56,824
UniCredit SpA	28,238	153,722
Total Italy common stocks		17,623,542
Japan—19.85%
Asahi Group Holdings Ltd.	10,629	271,289
Astellas Pharma, Inc.	184,405	9,887,920
Canon, Inc.	292,687	9,042,776
Central Japan Railway Co.	4,688	575,526
Daicel Corp.	36,081	311,393
Daikin Industries Ltd.	79,600	3,317,005
Daiwa House Industry Co. Ltd.	22,428	413,009
Denso Corp.	85,600	3,899,254
Dentsu, Inc.	12,630	403,758
East Japan Railway Co.	26,800	2,159,657
Electric Power Development Co. Ltd.	12,043	399,137
Fujitsu Ltd.	93,616	359,510
Hirose Electric Co. Ltd.	2,400	320,866
Hitachi Ltd.	1,479,408	9,942,299
Honda Motor Co. Ltd.	136,593	5,064,167
Hoya Corp.	126,800	2,737,771
Japan Airlines Co. Ltd.	47,400	2,517,414
Japan Tobacco, Inc.	293,071	10,251,947
JFE Holdings, Inc.	19,607	443,966
	Number of shares	Value
Common stocks—(continued)
Japan—(concluded)
JX Holdings, Inc.	85,230	$453,527
Kao Corp.	232,700	7,462,752
KDDI Corp.	12,453	688,088
Lawson, Inc.	41,500	3,255,234
Marui Group Co. Ltd.	34,423	335,757
Mitsubishi Estate Co. Ltd.	204,000	5,190,113
Mitsubishi Gas Chemical Co., Inc.	37,056	274,769
Mitsubishi Heavy Industries Ltd.	533,592	2,872,056
Mitsubishi UFJ Financial Group, Inc. (MUFG)	1,874,671	11,507,275
Mitsui & Co. Ltd.	34,326	461,022
Mitsui Fudosan Co. Ltd.	17,164	519,425
Mori Seiki Co. Ltd.	22,428	291,603
Nabtesco Corp.	154,000	3,232,254
Nissan Motor Co. Ltd.	400,702	4,203,053
Nitto Denko Corp.	88,298	4,987,110
Nomura Holdings, Inc.	30,000	228,884
North Pacific Bank Ltd.	80,501	311,612
ORIX Corp.	569,900	8,469,048
Otsuka Holdings Co. Ltd.	59,592	1,926,347
Ricoh Co. Ltd.	32,519	366,009
Sega Sammy Holdings, Inc.	12,384	288,635
Sekisui Chemical Co. Ltd.	251,000	2,522,562
Sekisui House Ltd.	172,200	2,228,346
Seven & I Holdings Co. Ltd.	312,600	11,813,094
Shin-Etsu Chemical Co. Ltd.	62,100	3,881,646
Softbank Corp.	52,992	3,377,286
Sumitomo Bakelite Co. Ltd.	96,000	361,802
Sumitomo Chemical Co. Ltd.	122,872	405,348
Sumitomo Corp.	73,400	983,565
Sumitomo Electric Industries Ltd.	214,000	2,896,027
Sumitomo Mitsui Financial Group, Inc.	130,019	5,955,829
Sumitomo Rubber Industries Ltd.[1]	12,083	201,527
Suzuken Co. Ltd.	10,141	317,457
Takeda Pharmaceutical Co. Ltd.	187,500	8,378,230
The Dai-ichi Life Insurance Co. Ltd.	298	406,931
The Nishi-Nippon City Bank Ltd.	110,682	286,003
Tokio Marine Holdings, Inc.	194,500	6,227,735
Tokyo Electron Ltd.	69,900	3,187,657
Tokyo Gas Co. Ltd.	77,037	424,093
Toyota Motor Corp.	190,326	11,605,007
Yamato Holdings Co. Ltd.	86,800	1,907,809
Total Japan common stocks		187,011,191
Jersey—0.84%
Experian PLC	83,970	1,575,027
Glencore Xstrata PLC	51,774	218,562
Petrofac Ltd.	111,432	2,225,745
Shire PLC	108,002	3,946,440
Total Jersey common stocks		7,965,774
Luxembourg—0.03%
ArcelorMittal	24,617	324,119

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—July 31, 2013

	Number of shares	Value
Common stocks—(continued)
Mexico—0.26%
Grupo Financiero Banorte SAB de C.V., Series O	385,800	$2,433,611
Netherlands—3.12%
Aegon N.V.	40,050	308,761
ASML Holding N.V.	56,255	5,059,105
European Aeronautic Defense and Space Co. N.V.	16,023	956,777
Koninklijke Ahold N.V.	567,711	9,353,823
Koninklijke Philips Electronics N.V.	18,344	587,159
PostNL N.V.*	140,026	504,456
Reed Elsevier N.V.	317,960	6,091,172
Unilever N.V.	163,807	6,589,919
Total Netherlands common stocks		29,451,172
New Zealand—0.04%
Telecom Corp. of New Zealand Ltd.	192,329	345,630
Norway—0.49%
DnB NOR ASA	246,407	4,104,135
Telenor ASA	22,510	498,499
Total Norway common stocks		4,602,634
Portugal—0.04%
EDP-Electricidade de Portugal SA	97,034	344,668
Singapore—1.96%
CapitaMalls Asia Ltd.	138,944	218,117
DBS Group Holdings Ltd.	40,086	526,763
Global Logistic Properties Ltd.	136,881	305,891
Oversea-Chinese Banking Corp. Ltd.	454,000	3,772,467
SembCorp Industries Ltd.	833,000	3,329,771
Singapore Exchange Ltd.	41,553	249,478
Singapore Telecommunications Ltd.	1,641,000	5,074,659
United Overseas Bank Ltd.	293,420	4,954,789
Total Singapore common stocks		18,431,935
South Korea—0.64%
LG Chem Ltd.	6,998	1,756,625
Samsung Electronics Co. Ltd.	1,735	1,976,812
Samsung Electronics Co. Ltd., GDR[3]	3,971	2,275,383
Total South Korea common stocks		6,008,820
Spain—3.27%
Banco Bilbao Vizcaya Argentaria SA	39,185	371,060
Banco Santander SA	544,160	3,977,234
Bankia SA*	155,358	137,029
Distribuidora Internacional de Alimentacion SA	53,243	441,140
Iberdrola SA	2,001,501	11,050,190
Industria de Diseno Textil SA (Inditex)	21,871	2,915,427
Repsol SA	127,440	3,050,021
Telefonica SA*	620,715	8,848,105
Total Spain common stocks		30,790,206
Sweden—1.55%
Electrolux AB, Series B	129,738	3,779,791
Modern Times Group AB, B Shares	53,031	2,487,957
	Number of shares	Value
Common stocks—(continued)
Sweden—(concluded)
Swedbank AB, A Shares	169,196	$4,080,546
Telefonaktiebolaget LM Ericsson, B Shares	362,564	4,285,811
Total Sweden common stocks		14,634,105
Switzerland—8.86%
ABB Ltd.*	353,474	7,807,022
Compagnie Financiere Richemont SA, A Shares	94,063	9,208,610
Credit Suisse Group*	173,683	5,102,859
Holcim Ltd.*	29,306	2,118,506
Nestle SA	128,465	8,703,610
Novartis AG	311,131	22,390,539
Roche Holding AG	51,486	12,684,432
Swiss Re AG*	43,263	3,445,333
Syngenta AG	10,654	4,228,445
Zurich Insurance Group AG*	28,958	7,794,519
Total Switzerland common stocks		83,483,875
Taiwan—0.92%
HON HAI Precision Industry Co. Ltd., GDR[4]	308,353	1,597,268
HON HAI Precision Industry Co. Ltd., GDR	254,926	1,320,517
Taiwan Semiconductor Manufacturing Co. Ltd.	883,000	3,018,275
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	162,200	2,754,156
Total Taiwan common stocks		8,690,216
Thailand—0.24%
Bangkok Bank Public Co. Ltd.	340,300	2,272,291
United Kingdom—23.03%
3i Group PLC	58,063	338,651
AMEC PLC	269,508	4,415,583
Anglo American PLC	10,725	229,721
Associated British Foods PLC	16,204	479,203
AstraZeneca PLC	5,346	271,222
Aveva Group PLC	8,223	300,722
Barclays PLC	107,897	472,554
Barratt Developments PLC*	73,898	366,481
BG Group PLC	951,324	17,171,051
BHP Billiton PLC	5,962	170,420
BP PLC	1,102,284	7,622,121
Brammer PLC	68,620	412,072
British American Tobacco PLC	217,259	11,587,517
British Sky Broadcasting Group PLC	277,282	3,492,631
BT Group PLC	742,156	3,846,520
Burberry Group PLC	14,982	348,708
Centrica PLC	372,339	2,214,705
Compass Group PLC	526,819	7,196,784
Debenhams PLC	225,665	372,130
Diageo PLC	98,857	3,088,933
Domino's Pizza UK & IRL PLC	38,411	333,651
G4S PLC	1,092,939	3,739,263

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—July 31, 2013

	Number of shares	Value
Common stocks—(concluded)
United Kingdom—(concluded)
GlaxoSmithKline PLC	522,753	$13,391,811
HSBC Holdings PLC[5]	29,357	329,886
HSBC Holdings PLC[6]	1,673,017	19,032,091
Inmarsat PLC	365,493	3,800,303
InterContinental Hotels Group PLC	182,628	5,298,083
ITV PLC	213,940	548,719
Johnson Matthey PLC	98,515	4,248,700
Kingfisher PLC	550,966	3,331,675
National Grid PLC	706,848	8,457,178
Partnership Assurance Group PLC*	46,711	354,585
Pearson PLC	158,503	3,255,157
Persimmon PLC*	199,956	3,759,704
Prudential PLC	549,350	9,752,606
Rio Tinto PLC	187,313	8,420,272
Rolls-Royce Holdings PLC*	29,572	528,590
Royal Dutch Shell PLC, A Shares[6]	31,162	1,060,928
Royal Dutch Shell PLC, A Shares[7]	340,055	11,578,976
Royal Dutch Shell PLC, B Shares[6]	165,821	5,851,061
SABMiller PLC	93,868	4,598,769
Serco Group PLC	323,296	3,083,675
SIG PLC	145,306	401,863
Standard Chartered PLC	12,737	295,390
Tate & Lyle PLC	34,049	434,577
Tesco PLC	1,859,487	10,389,981
Tullow Oil PLC	153,858	2,429,507
Unilever PLC	215,380	8,744,896
Vodafone Group PLC	4,487,802	13,483,464
WH Smith PLC	30,675	363,282
Whitbread PLC	8,360	410,780
William Hill PLC	67,217	497,465
WM Morrison Supermarkets PLC	81,563	358,709
Total United Kingdom common stocks		216,963,326
Total common stocks (cost—$822,367,128)		920,279,770
	Number of shares	Value
Preferred stocks—0.80%
Germany—0.80%
Henkel AG & Co. KGaA Vorzug	34,953	$3,424,239
Volkswagen AG	17,376	4,129,702
Total preferred stocks (cost—$5,373,541)		7,553,941
	Face amount
Repurchase agreement—1.92%
Repurchase agreement dated 07/31/13 with State Street Bank and Trust Co., 0.010% due 08/01/13, collateralized by $787,983 Federal Home Loan Mortgage Corp. obligations, 1.960% due 11/07/22, $18,164,607 Federal National Mortgage Association obligations, 2.140% to 2.170% due 11/07/22 and $597,299 US Treasury Notes, 0.250% to 0.750% due 10/31/13 to 12/15/13; (value—$18,384,686); proceeds: $18,024,005 (cost—$18,024,000)	$18,024,000	18,024,000
	Number of shares
Investment of cash collateral from securities loaned—0.58%
Money market fund—0.58%
UBS Private Money Market Fund LLC[8] (cost—$5,492,556)	5,492,556	5,492,556
Total investments (cost—$851,257,225)—100.97%		951,350,267
Liabilities in excess of other assets—(0.97)%		(9,142,247)
Net assets—100.00%		$942,208,020

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 218.

Aggregate cost for federal income tax purposes was $863,335,059; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$131,706,307
Gross unrealized depreciation	(43,691,099)
Net unrealized appreciation	$88,015,208

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—July 31, 2013

Futures contracts

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation
Index futures buy contracts:
2	AUD	ASX SPI 200 Index Futures	September 2013	$214,563	$224,811	$10,248
24	EUR	Euro STOXX 50 Index Futures	September 2013	849,812	878,293	28,481
5	GBP	FTSE 100 Index Futures	September 2013	475,731	497,530	21,799
5	JPY	TOPIX Index Futures	September 2013	566,834	572,162	5,328
				$2,106,940	$2,172,796	$65,856

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
ANZ	EUR	1,200,328	USD	1,592,356	09/18/13	$(4,756)
ANZ	GBP	864,188	USD	1,314,067	09/18/13	(161)
BB	USD	542,773	CHF	503,476	08/05/13	1,261
BNP	HKD	6,057,424	USD	781,329	09/18/13	143
BNP	USD	1,146,326	DKK	6,579,909	09/18/13	28,399
CITI	CAD	1,968,738	USD	1,931,437	09/18/13	16,852
CITI	EUR	415,750	USD	540,847	09/18/13	(12,335)
CITI	GBP	1,166,374	USD	1,778,602	09/18/13	4,820
CITI	USD	18,325,112	AUD	19,179,100	09/18/13	(1,140,653)
CITI	USD	6,289,919	CHF	5,805,099	09/18/13	(14,913)
CITI	USD	2,944,639	GBP	1,930,490	09/18/13	(8,815)
CSI	GBP	619,120	EUR	727,562	09/18/13	26,529
GSI	EUR	688,612	AUD	994,314	09/18/13	(25,336)
GSI	EUR	717,546	JPY	90,779,256	09/18/13	(27,346)
GSI	GBP	5,348,108	USD	8,353,745	09/18/13	220,525
GSI	USD	551,755	CHF	523,874	09/18/13	14,525
GSI	USD	1,640,598	EUR	1,254,966	09/18/13	29,212
GSI	USD	543,501	GBP	347,755	09/18/13	(14,647)
GSI	USD	814,037	JPY	81,232,765	09/18/13	15,830
HSBC	EUR	549,694	USD	727,646	09/18/13	(3,757)
HSBC	SEK	5,170,481	USD	798,449	09/18/13	6,029
HSBC	USD	750,763	JPY	73,022,051	09/18/13	(4,776)
RBC	USD	774,965	EUR	600,699	09/18/13	24,303
RBS	USD	534,238	GBP	350,700	09/18/13	(906)
SSC	AUD	10,960,500	USD	10,075,220	10/31/13	282,211
SSC	EUR	3,629,285	USD	4,836,857	09/18/13	7,868
SSC	HKD	54,091,658	USD	6,972,519	09/18/13	(3,327)
SSC	USD	2,137,569	NOK	12,326,290	09/18/13	(49,459)
SSC	USD	4,535,334	SGD	5,673,158	09/18/13	(71,126)
WBC	JPY	539,017,640	USD	5,682,124	09/18/13	175,564
WBC	SEK	3,906,670	USD	601,931	09/18/13	3,200
						$(525,042)

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—July 31, 2013

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2013 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$920,279,729	$—	$41	$920,279,770
Preferred stocks	7,553,941	—	—	7,553,941
Repurchase agreement	—	18,024,000	—	18,024,000
Investment of cash collateral from securities loaned	—	5,492,556	—	5,492,556
Futures contracts, net	65,856	—	—	65,856
Forward foreign currency contracts, net	—	(525,042)	—	(525,042)
Total	$927,899,526	$22,991,514	$41	$950,891,081

At July 31, 2013, there were no transfers between Level 1 and Level 2. At July 31, 2012, $732,148,623 of foreign investments were classified within Level 2 of the fair value hierarchy pursuant to the Portfolio's fair valuation procedures.

The following is a rollforward of the Portfolio's investments that were valued using unobservable inputs (Level 3) for the year ended July 31, 2013:

Common stocks
Beginning balance	$—
Purchases	—
Sales	—
Accrued discounts/(premiums)	—
Total realized gain/(loss)	—
Net change in unrealized appreciation/depreciation	—
Transfers into Level 3	41
Transfers out of Level 3	—
Ending balance	$41

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at July 31, 2013 was $2. Transfer into Level 3 represents the value at the end of the year. At July 31, 2013, two securities were transferred from Level 2 to Level 3 as the valuations are based primarily on unobservable inputs.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at July 31, 2013.

2  Illiquid investments representing 0.00% of net assets as of July 31, 2013.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security, which represents 0.24% of net assets as of July 31, 2013, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

4  Security is traded on the over-the-counter ("OTC") market.

5  Security is traded on the Hong Kong Exchange.

6  Security is traded on the London Exchange.

7  Security is traded on the Amsterdam Exchange.

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—July 31, 2013

8  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2013. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/12	Purchases during the year ended 07/31/13	Sales during the year ended 07/31/13	Value at 07/31/13	Net income earned from affiliate for the the year ended 07/31/13
UBS Private Money Market Fund LLC	$26,182,588	$492,423,678	$513,113,710	$5,492,556	$14,319

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Performance

For the 12 months ended July 31, 2013, the Portfolio's Class P shares returned 4.87% before the deduction of the maximum PACE Select program fee. (Class P shares returned 2.80% after the deduction of the maximum PACE Select program fee for the same 12-month period.) In comparison, the MSCI Emerging Markets Index (the "benchmark") returned 2.29%, and the Lipper Emerging Markets Funds category posted a median return of 3.90%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 166. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments1

Please note: On October 16, 2012, Lee Munder Capital Group, LLC began serving as a third Sub-Advisor for this Fund, replacing Delaware and Pzena, which were both terminated as Sub-Advisors for the Portfolio effective October 15, 2012.

Mondrian

Our portion of the Portfolio outperformed the benchmark during the reporting period. Stock selection was the primary driver of our outperformance, with strong results achieved in Latin America, China and Indonesia. Market and currency selection slightly detracted from results, primarily due to our overweight to Latin America, where currency weakness further reduced returns in poor performing local markets. Also detracting from relative results was our underweight to Taiwan, where the market and currency were relatively buoyant. At the sector level, we benefited from good stock selection in the utilities sector, an underweight to the materials sector and our positioning in consumer discretionary stocks. However, these positives were offset by the negative impact on relative results of our underweight to the information technology sector.

In Latin America, the positive impact of our increased exposure to Mexico and strong stock selection in Peru, Brazil and Chile were partially offset by the negative impact of overweighting the latter three countries, where exposure to commodity sectors negatively impacted returns. Mexican financial holdings Compartamos and Santander Mexico performed well, along

PACE Select Advisors Trust – PACE
International Emerging Markets
Equity Investments

Investment Sub-Advisors:

Mondrian Investment Partners Limited ("Mondrian"),

Delaware Management Company ("Delaware") until October 15, 2012,

Pzena Investment Management, LLC ("Pzena") until October 15, 2012,

William Blair & Company L.L.C.
("William Blair") and

Lee Munder Capital Group, LLC ("Lee Munder")

Portfolio Managers:

Mondrian: Ginny Chong, Gregory Halton and Andrew Miller

Delaware: Liu-Er Chen

Pzena: Allison Fisch, Caroline Cai and John P. Goetz

William Blair: Todd M. McClone and Jeffrey A. Urbina

Lee Munder: Gordon Johnson, Shannon Ericson and Vikram Srimurthy

Objective:

Capital appreciation

Investment process:

Mondrian conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle. The center of its research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that attempts to identify value across country boundaries. This approach focuses on future anticipated dividends, and discounts

(continued on next page)

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Sub-Advisors' comments – continued

with paper products company Kimberly-Clark de Mexico. In Peru, leading financial institution Credicorp significantly outperformed the benchmark, while in Chile, utility holdings Enersis and IAM contributed to results. In Asia, our portion of the Portfolio benefited on a relative basis from correctly underweighting the Korean market and overweighting the relatively stronger performance of China and India. However, this positive performance was offset by underweight exposures to Taiwan and Malaysia.

As mentioned, stock selection was the main driver of our outperformance, with strong results achieved in China, where gaming company Sands China and defensive stocks such as gas utility China Gas, healthcare equipment provider Mindray and personal hygiene products company Hengan all performed well. In Indonesia, we benefited from exposure to the gas utility Perusahaan Gas and micro-lending specialist Bank Rakyat Indonesia. These gains were partially offset by poor performance from infrastructure-related stocks in India, where our exposure to engineering group Larsen & Toubro and power sector lender Rural Electrification Co. held back the gains achieved in other areas. We believe that the decline in the share prices of both Larsen & Toubro and Rural Electrification Co. was not justified by the underlying financial performance of these two companies. As a result, we believe that the market is undervaluing the long term prospects for these stocks and continue to hold them in the Portfolio. Elsewhere, our portion of the Portfolio benefited from good positioning in South Africa, underweighting Russia and overweighting Turkey.

There were no derivative positions held or traded during the reporting period.

William Blair

Our portion of the Portfolio outperformed the benchmark during the reporting period. Our focus on growth companies with leading market positions and good operating performance aided results. In addition, strong stock selection drove our relative and absolute returns. Stock selection in the consumer discretionary sector was bolstered by strong operating performance by Great Wall Motor, due to solid demand for their SUVs in China, coupled with good expectations for its new models. Naspers, a South African media company, also added value. Detracting from our portion of the Portfolio's performance was oil/gas stock selection within the energy sector. Elsewhere, performance in the financials sector was hampered by weakness in our Latin American holdings, and Turkish state-owned bank Halk Bank

Investment process (continued)

the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States, and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

Delaware selects growth-oriented and value-oriented investments on the basis of the investment's discount to its intrinsic value. When selecting growth-oriented securities, Delaware typically seeks high growth caused by long-term economic factors, which may include demographics, economic deregulation, and technological developments. When selecting value-oriented securities, Delaware typically seeks lower valuations caused by cyclical economic factors or temporary changes in business operations. Strong management and sustainable business franchise are key considerations in selecting both growth-oriented and value-oriented securities.

Pzena follows a disciplined investment process to implement its value philosophy. Pzena focuses exclusively on companies that are underperforming their historically demonstrated earnings power, and applies intensive fundamental research to these companies in an effort to determine whether the causes of the earnings shortfall are temporary or permanent. Pzena looks for companies where, in its opinion: (1) the

(continued on next page)

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Sub-Advisors' comments – continued

underperformed, due to concerns about demonstrations and the government's response. While there were certainly some external factors, we believe they are short term in nature and the fundamentals of the stock remain strong and we continue to hold our position in Halk Bank.

Our overweights to healthcare and consumer staples and underweights in materials and energy added value. Within materials, we benefited from an underweight in metals/mining companies. Our healthcare stocks substantially outperformed the benchmark, partially due to strong performance by Sun Pharmaceutical and IHH Healthcare. Regionally, stock selection added value across all regions, particularly in Europe, the Middle East and Africa (EMEA) and Latin America. In EMEA, strong performance by stocks held in Qatar and the UAE (frontier markets) added value, as did strong stock selection in Russia and South Africa, given our lack of resources exposure. Within Latin America, strong performance in Brazil and Chile more than offset weakness in resource-oriented holdings in the region.

Derivatives were not used during the reporting period.

Lee Munder

Our portion of the Portfolio outperformed the benchmark during the reporting period from our inception as a Sub-Advisor on October 16, 2012 through July 31, 2013. Emerging market equities faltered during much of the period we managed a portion of the Portfolio. This was largely due to slow growth in China and concerns in early 2013 that the banking crisis in Cyprus could spill over to neighboring emerging markets. In this uncertain market, our Market Dynamics factor, which ranks stocks versus their peers on earnings growth prospects and relative strength, added the most value. In uncertain times, investors tend to favor stocks that have good earnings growth prospects while exiting stocks that had previously been more attractive on a valuation basis. As a result of the market's focus away from cheapness, our Valuation factor, which evaluates stocks on several relative value measures, was negative for performance during the reporting period, especially so at the height of the uncertainty that followed the Federal Reserve Board's announcement in May 2013 that it might end or slow its stimulus program. To draw a contrast, global equity markets were soaring at the very end of 2012 on hopes that the US government would reach an agreement on taxes and spending to avert the "fiscal cliff," and our Valuation factor was especially additive to performance at that time. Elsewhere, the performance from

Investment process (continued)

current market price is low compared to the company's normalized earnings power; (2) current earnings are below historic norms; (3) the problems are temporary; (4) management has a viable strategy to generate earnings recovery; and/or (5) there is meaningful downside protection in case the earnings recovery does not materialize.

William Blair invests in a portfolio of mid cap and large cap equity securities issued by companies in emerging markets worldwide, according to a quality growth philosophy. William Blair's primary focus is on identifying such companies whose growth characteristics (rate and durability) are underestimated by the market and supported by quality management and strong competitive positioning. After screening the universe of emerging country issuers for certain quality, growth and liquidity characteristics to create a prospective list of investible securities, William Blair undertakes detailed fundamental analysis of these companies, focusing attention on areas where short- to intermediate-term earnings trends and overall operating performance are improving or are strong. Key considerations are the sustainability of a company's competitive advantage relative to peers, its industry and market conditions, a sound financial structure and high reinvestment rates that combine to create favorable conditions for prospective growth.

Lee Munder uses a bottom-up quantitative approach to investing in emerging markets equity securities. Inefficiencies in the market create opportunities, and Lee Munder believes that a quantitative process, which relies on sophisticated mathematical or statistical models in selecting investments, is well-suited to capture these inefficiencies

(continued on next page)

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Sub-Advisors' comments – continued

our Quality factor, which assesses a company's earnings quality as well as its operating efficiency and use of capital, was muted during the reporting period.

Positive stock selection accounted for the majority of our outperformance, whether measured on a sector basis or by country. Across sectors, stock selection in consumer staples and industrials was the most additive to performance. We also benefited from an underweight to the materials sector. On the negative side, we underperformed in the consumer discretionary sector. In terms of country exposures, stock selection was strongest in Indonesia, Malaysia and South Africa. Country allocations were beneficial to performance, particularly our underweight in Brazil and overweight in Thailand. However, our overall positioning in China detracted from performance during the reporting period.

Derivatives were not used during the reporting period.

Delaware (Note: Delaware was terminated as a Sub-Advisor for the Portfolio effective October 15, 2012, and its portion of the Portfolio was transitioned to Lee Munder Capital Group on October 16, 2012. The following commentary only covers the period of time during which Delaware sub-advised a portion of the Portfolio, from August 1, 2012 to October 15, 2012.)

Our portion of the Portfolio outperformed its benchmark during the reporting period. Our overweight in consumer staples contributed to performance during the reporting period. In particular, shares of KT&G, a Korean manufacturer of tobacco and ginseng products, rose after reporting steady earnings growth and due to the general defensive nature of its business. Tingyi, a Chinese beverage and noodle maker, and Brasil Foods, a diversified food manufacturer, also contributed to performance during the reporting period.

Our allocation to the materials sector was another key source of positive performance, largely driven by our position in Mexico-based Cemex, one of the world's largest cement producers. Shares of Cemex rose as the company took steps to restructure its high level of debt and also due to signs of fundamental improvement in key markets, including the US.

Energy also contributed to our performance, primarily due to an overweight in Petrobras, a Brazilian integrated oil producer. Shares of Petrobras moved higher as investors became more comfortable with the company's large capital expenditure plans for its newest offshore oil fields.

Only two sectors detracted from performance during the period: financials and healthcare. In the financials sector, South Africa's Standard Bank was a key detractor from performance, as investors became concerned about weak economic growth and its impact on new lending. Banco Santander do Brasil detracted from performance, as Brazil's economy slowed sharply during the reporting period. Despite their underperformance, we still to hold both Standard Bank and Banco Santander do Brasil in our portion of the Portfolio as we continue to believe in their strong fundamentals. Some of this underperformance was offset by the positive contributions of Korea's KB Financial and Hungary's OTP Bank. We subsequently sold our position in OTP Bank due to deteriorating fundamentals in several of its key markets. Healthcare detracted from our relative performance, as we maintained a zero weighting in the sector due to a lack of companies that met our investment criteria.

Derivatives were not used during the reporting period.

Investment process (concluded)

and provide an opportunity to outperform the market. Lee Munder's stock selection model groups factors used to select investments into three major categories: market dynamics, value and quality.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Sub-Advisors' comments – concluded

Pzena (Note: Pzena was terminated as a Sub-Advisor for the Portfolio effective October 15, 2012, and its portion of the Portfolio was transitioned to Lee Munder Capital Group. The following commentary only covers the period of time during which Pzena sub-advised a portion of the Portfolio, from August 1, 2012 to October 15, 2012.)

Our portion of the Portfolio significantly outperformed the benchmark during the reporting period. Our performance benefited from our deep value positioning, as emerging markets equities rebounded from weakness in the first half of 2012. The positive trend seen in emerging markets equities was in line with broader global markets, as investors became more optimistic regarding the European sovereign debt crisis, the US "fiscal cliff" and China's ability to avoid a hard landing for its economy. With the exception of utilities, all sectors positively contributed to our performance during the reporting period. The broad-based nature of our outperformance was reflected in the diversity of the top performing stocks in our portfolio, such as Usiminas (industrials), Hon Hai (information technology) and Petrobras (energy). The largest individual detractors from performance were also diverse and reflected individual stock issues, including Texwinca Holdings (manufacturing), Huadian Power (utilities) and Compal Electronics (information technology). Despite being detractors for the reporting period, we continued to hold our positions in Texwinca Holdings, Huadian Power and Compal Electronics as we had not changed our long term view of normalized earnings for these companies.

During the reporting period, emerging markets equity performance was similar to that of developed market equities, as the more defensive sectors, such as health care and consumer staples, outperformed more economically sensitive sectors. While the two heaviest-weighted countries in the benchmark, China and Brazil, fared relatively poorly, Taiwan and India posted impressive returns. Government reform measures in India are expected to avert the possibility of a credit rating downgrade and, consequently, these actions boosted stocks as well as the rupee during the reporting period.

We did not employ the use of derivatives during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE International Emerging Markets Equity Investments Class P shares versus the MSCI Emerging Markets Index over the 10 years ended July 31, 2013. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE International Emerging Markets Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/13	1 year	5 years	10 years
Before deducting maximum sales charge or PACE Select program fee
Class A1	4.81%	(0.81)%	11.23%
Class C2	3.99%	(1.54)%	10.40%
Class Y3	5.13%	(0.52)%	11.61%
Class P4	4.87%	(0.79)%	11.29%
After deducting maximum sales charge or PACE Select program fee
Class A1	(0.97)%	(1.92)%	10.60%
Class C2	2.99%	(1.54)%	10.40%
Class P4	2.80%	(2.76)%	9.08%
MSCI Emerging Markets Index[5]	2.29%	0.86%	13.45%
Lipper Emerging Markets Funds median	3.90%	0.05%	12.41%

Average annual total returns for periods ended June 30, 2013, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, (0.42)%; 5-year period, (2.78)%; 10-year period, 11.31%; Class C—1-year period, 3.47%; 5-year period, (2.42)%; 10-year period, 11.09%; Class Y—1-year period, 5.58%; 5-year period, (1.40)%; 10-year period, 12.32%; Class P—1-year period, 3.24%; 5-year period, (3.61)%; 10-year period, 9.77%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2012 prospectuses, were as follows: Class A—1.90% and 1.90%; Class C—2.65% and 2.65%; Class Y—1.67% and 1.67%; and Class P—1.88% and 1.88%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2013 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—2.15%; Class C—2.90%; Class Y—1.90%; and Class P—1.90%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

5  The MSCI Emerging Markets Index is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio statistics (unaudited)

Characteristics	07/31/13
Net assets (mm)	$366.4
Number of holdings	214
Portfolio composition[1]	07/31/13
Common stocks and preferred stocks	77.8%
ADRs, GDRs and NVDRs	15.4
Investment companies	4.0
Cash equivalents and other assets less liabilities	2.8
Total	100.0%
Regional allocation (equity investments)[1,2]	07/31/13
Asia	54.2%
The Americas	18.2
Europe and European territories	8.9
Africa	7.6
Russia	4.3
Total	93.2%
Top five countries (equity investments)[1,2]	07/31/13
South Korea	11.8%
Brazil	9.9
South Africa	7.4
Taiwan	7.1
India	6.0
Total	42.2%
Top five sectors[1,2]	07/31/13
Financials	21.7%
Information technology	12.2
Consumer staples	11.3
Consumer discretionary	9.7
Telecommunication services	8.9
Total	63.8%
Top ten equity holdings[1,2]	07/31/13
Samsung Electronics Co. Ltd.	3.4%
China Mobile Ltd.	2.4
Taiwan Semiconductor Manufacturing Co. Ltd.	1.6
Hyundai Mobis	1.4
Gazprom, ADR	1.3
Sberbank, ADR	1.3
SABMiller PLC	1.1
PT Bank Rakyat Indonesia (Persero) Tbk	1.0
PT Bank Mandiri (Persero) Tbk	1.0
MTN Group Ltd.	0.9
Total	15.4%

For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 218.

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2013. The Portfolio is actively managed and its composition will vary over time.

2  Figures represent the breakdown of direct investments of PACE International Emerging Markets Equity Investments. Figures would be different if a breakdown of the underlying investment companies was included.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Industry diversification—(unaudited)

As a percentage of net assets as of July 31, 2013

Common stocks

Aerospace & defense	0.19%
Airlines	1.37
Auto components	1.43
Automobiles	3.34
Beverages	2.40
Building products	0.52
Chemicals	1.09
Commercial banks	13.49
Computers & peripherals	0.64
Construction & engineering	0.74
Consumer finance	0.75
Distributors	0.52
Diversified consumer services	0.24
Diversified financial services	1.66
Diversified telecommunication services	2.82
Electric utilities	1.68
Electronic equipment, instruments & components	0.47
Food & staples retailing	2.06
Food products	3.17
Gas utilities	0.75
Health care equipment & supplies	0.51
Health care providers & services	1.58
Hotels, restaurants & leisure	1.52
Household durables	1.22
Household products	0.35
Independent power producers & energy traders	1.24
Industrial conglomerates	2.29
Insurance	1.07
Internet software & services	1.23
IT services	1.37
Life sciences tools & services	0.65
Media	0.45
Metals & mining	1.97
Multiline retail	0.98

Common stocks—(concluded)

Oil, gas & consumable fuels	7.57%
Paper & forest products	0.47
Personal products	0.88
Pharmaceuticals	0.97
Real estate investment trusts	0.89
Real estate management & development	1.93
Road & rail	0.09
Semiconductors & semiconductor equipment	8.45
Specialty retail	0.45
Thrifts & mortgage finance	1.39
Tobacco	0.84
Transportation infrastructure	2.83
Water utilities	0.53
Wireless telecommunication services	6.06
Total common stocks	89.11

Preferred stocks

Automobiles	0.18
Beverages	0.86
Chemicals	0.44
Commercial banks	0.56
Food & staples retailing	0.33
Metals & mining	0.88
Oil, gas & consumable fuels	0.39
Paper & forest products	0.49
Total preferred stocks	4.13
Investment companies	4.02
Repurchase agreement	2.57
Investments of cash collateral from securities loaned	9.33
Liabilities in excess of other assets	(9.16)
Net assets	100.00%

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2013

	Number of shares	Value
Common stocks—89.11%
Bermuda—1.82%
China Gas Holdings Ltd.	418,000	$472,673
COSCO Pacific Ltd.	1,072,000	1,506,627
Credicorp Ltd.	23,852	2,833,379
Huabao International Holdings Ltd.[1]	1,198,000	515,927
VimpelCom Ltd., ADR	133,680	1,338,137
Total Bermuda common stocks		6,666,743
Brazil—5.92%
Banco Bradesco SA, ADR[1]	178,887	2,185,999
BB Seguridade Participacoes SA*	178,700	1,444,420
BR Malls Participacoes SA	61,450	544,642
Cielo SA	60,092	1,481,392
Companhia de Concessoes Rodoviarias (CCR)	316,100	2,480,194
Companhia de Saneamento Basico do Estado de Sao Paulo-SABESP ADR*,1	158,154	1,628,986
CPFL Energia SA	91,500	846,676
Cyrela Brazil Realty SA Empreendimentos e Participacoes	206,200	1,472,373
Diagnosticos da America SA	76,400	400,193
EcoRodovias Infraestrutura e Logistica SA	149,800	1,053,889
Embraer SA, ADR[1]	20,074	681,914
Grupo BTG Pactual	104,600	1,263,627
Hypermarcas SA	240,300	1,739,038
JBS SA	506,200	1,413,415
Kroton Educacional SA	62,600	891,797
Localiza Rent A Car SA	23,135	329,580
Transmissora Alianca de Energia Eletrica SA	64,300	643,465
Ultrapar Participacoes SA	32,300	766,671
Vale SA, ADR[1]	30,400	417,088
Total Brazil common stocks		21,685,359
Canada—0.45%
Pacific Rubiales Energy Corp.[1]	84,392	1,640,841
Cayman Islands—4.36%
Belle International Holdings Ltd.	1,133,976	1,637,595
Chaoda Modern Agriculture Holdings Ltd.*,1,2	1,038,000	1,338
Geely Automobile Holdings Ltd.[1]	3,415,000	1,426,660
Golden Eagle Retail Group Ltd.[1]	420,000	617,360
Hengan International Group Co. Ltd.[1]	135,000	1,483,057
Mindray Medical International Ltd., ADR[1]	46,000	1,883,700
Sands China Ltd.	431,200	2,332,359
Tencent Holdings Ltd.	59,100	2,680,822
Want Want China Holdings Ltd.	1,103,000	1,493,308
WuXi PharmaTech Cayman, Inc., ADR*	108,024	2,398,133
Total Cayman Islands common stocks		15,954,332
Chile—1.40%
Banco Santander Chile, ADR[1]	33,772	761,896
Cia Cervecerias Unidas SA	32,968	445,583
	Number of shares	Value
Common stocks—(continued)
Chile—(concluded)
Enersis SA, ADR	189,178	$2,875,506
Inversiones Aguas Metropolitanas SA (IAM), ADR[3]	8,500	320,368
S.A.C.I. Falabella	72,103	736,676
Total Chile common stocks		5,140,029
China—4.67%
Bank of China Ltd., Class H	7,498,000	3,142,052
China Bluechemical Ltd., Class H	1,172,000	540,997
China Communications Construction Co. Ltd., Class H	1,578,000	1,206,553
China Communications Services Corp. Ltd., Class H	2,092,000	1,359,493
China Construction Bank Corp., Class H	2,693,000	2,010,479
China Minsheng Banking Corp. Ltd., Class H1	1,592,000	1,609,325
China Shenhua Energy Co. Ltd., Class H	294,000	849,141
Great Wall Motor Co. Ltd., Class H1	355,000	1,656,996
Huaneng Power International, Inc., Class H1	1,582,000	1,652,251
Industrial & Commercial Bank of China Ltd., Class H	2,971,000	1,953,698
Jiangsu Expressway Co. Ltd., Class H1	1,098,000	1,141,096
Total China common stocks		17,122,081
Colombia—0.35%
Bancolombia SA, ADR	7,700	442,365
Ecopetrol SA	372,881	853,115
Total Colombia common stocks		1,295,480
Hong Kong—5.23%
Beijing Enterprises Holdings Ltd.[1]	135,500	905,884
China Mobile Ltd.	827,500	8,802,510
China Overseas Land & Investment Ltd.[1]	788,000	2,270,849
China Power International Development Ltd.[1]	3,639,000	1,529,623
China Resources Power Holdings Co. Ltd.	578,000	1,345,954
China Unicom (Hong Kong) Ltd.	1,122,000	1,646,341
CNOOC Ltd.	1,053,000	1,900,820
Sun Art Retail Group Ltd.[1]	552,500	767,955
Total Hong Kong common stocks		19,169,936
Hungary—0.45%
MOL Hungarian Oil and Gas PLC	21,866	1,642,345
India—5.96%
Axis Bank Ltd.	63,826	1,085,950
Bajaj Auto Ltd.	30,142	959,086
GAIL India Ltd.	58,985	292,185
HCL Technologies Ltd.	143,172	2,207,564
HDFC Bank Ltd., ADR	20,800	684,320
Housing Development Finance Corp.	235,168	3,095,802

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2013

	Number of shares	Value
Common stocks—(continued)
India—(concluded)
ICICI Bank Ltd., ADR	50,719	$1,662,569
ITC Ltd.	290,007	1,629,724
Larsen & Toubro Ltd.	109,070	1,519,583
Lupin Ltd.	83,919	1,202,303
Rural Electrification Corp. Ltd.	298,898	779,135
Sterlite Industries India Ltd, ADR	113,274	569,768
Sun Pharmaceutical Industries Ltd.	170,138	1,581,761
Tata Consultancy Services Ltd.	44,125	1,317,473
Tata Motors Ltd.	137,266	655,798
Tata Motors Ltd., ADR	107,656	2,588,050
Total India common stocks		21,831,071
Indonesia—4.41%
PT Astra International Tbk	1,986,000	1,256,045
PT Bank Mandiri (Persero) Tbk	4,158,500	3,601,133
PT Bank Rakyat Indonesia (Persero) Tbk	4,700,000	3,772,805
PT Indofood CBP Sukses Makmur Tbk	1,845,500	2,011,150
PT Jasa Marga Persero Tbk	615,000	320,141
PT Kalbe Farma Tbk	1,764,500	245,511
PT Perusahaan Gas Negara	3,487,500	2,002,068
PT Telekomunikasi Indonesia (Persero), Series B	2,550,500	2,953,145
Total Indonesia common stocks		16,161,998
Kazakhstan—0.17%
KazMunaiGas Exploration Production, GDR[4]	15,668	229,849
KazMunaiGas Exploration Production, GDR[5]	26,604	390,281
Total Kazakhstan common stocks		620,130
Malaysia—3.21%
AMMB Holdings Berhad	1,075,100	2,594,955
CIMB Group Holdings Berhad	775,200	1,880,649
IHH Healthcare Berhad*	905,400	1,116,399
IOI Corp. Berhad	1,045,400	1,759,520
Malayan Banking Berhad	204,300	646,152
Malaysia Building Society	2,074,300	1,982,223
Tenaga Nasional Berhad	654,200	1,792,798
Total Malaysia common stocks		11,772,696
Mexico—5.36%
America Movil SA de C.V., ADR, Series L	55,300	1,160,194
Compartamos SAB de C.V.[1]	611,700	1,106,282
Fibra Uno Administracion SA de C.V.	585,000	1,868,666
Fomento Economico Mexicano SAB de C.V.[1]	266,200	2,650,798
Fomento Economico Mexicano SAB de C.V., ADR	11,597	1,153,785
Grupo Aeroportuario del Pacifico SA de C.V., ADR	8,400	438,732
Grupo Aeroportuario del Pacifico SAB de C.V.	319,500	1,667,946
Grupo Comercial Chedraui SA de C.V.[1]	527,100	1,709,302
	Number of shares	Value
Common stocks—(continued)
Mexico—(concluded)
Grupo Financiero Banorte SAB de C.V., Series O	301,450	$1,901,535
Grupo Financiero Santander Mexico SAB de C.V., Class B, ADR*	167,200	2,411,024
Grupo Mexico SAB de C.V., Series B1	827,350	2,539,813
Grupo Sanborns SA de C.V.	228,100	530,392
Kimberly-Clark de Mexico SA de C.V., Series A	148,400	489,138
Total Mexico common stocks		19,627,607
Netherlands—0.50%
Yandex N.V.*	56,572	1,838,590
Nigeria—0.20%
Guaranty Trust Bank PLC	4,705,801	741,325
Panama—0.16%
Copa Holdings SA, Class A	4,116	572,824
Philippines—1.34%
Alliance Global Group, Inc.*	3,486,500	2,107,314
Philippine Long Distance Telephone Co., ADR	26,300	1,853,624
SM Prime Holdings, Inc.	2,333,000	944,373
Total Philippines common stocks		4,905,311
Poland—0.77%
KGHM Polska Miedz SA	32,164	1,117,015
Polski Koncern Naftowy Orlen SA	126,503	1,719,716
Total Poland common stocks		2,836,731
Qatar—0.93%
Industries Qatar Q.S.C.	51,405	2,243,194
Qatar National Bank	24,028	1,167,961
Total Qatar common stocks		3,411,155
Russia—4.29%
Gazprom, ADR	599,873	4,661,013
LUKOIL, ADR	31,096	1,848,968
Magnit OJSC[2]	1,135	276,337
Magnit OJSC, GDR[3]	34,109	1,657,080
Sberbank, ADR	399,887	4,634,690
Severstal OAO	53,685	404,517
Severstal OAO, GDR	33,555	252,837
Tatneft, ADR*,5	32,674	1,203,384
Tatneft, ADR*,4	21,357	786,578
Total Russia common stocks		15,725,404
South Africa—7.38%
African Bank Investments Ltd.[1]	288,689	425,769
African Rainbow Minerals Ltd.	116,286	1,915,410
Aspen Pharmacare Holdings Ltd.*	23,587	523,311
Bidvest Group Ltd.	79,158	1,957,707
Clicks Group Ltd.[1]	72,886	424,069
Discovery Ltd.	93,289	843,956
FirstRand Ltd.	336,355	1,011,230
Imperial Holdings Ltd.	91,980	1,919,781
Liberty Holdings Ltd.	130,254	1,618,685

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2013

	Number of shares	Value
Common stocks—(continued)
South Africa—(concluded)
Life Healthcare Group Holdings Pte. Ltd.	124,344	$453,741
Mediclinic International Ltd.	263,304	1,841,300
Mondi Ltd.	116,861	1,724,101
MTN Group Ltd.	175,947	3,303,855
Naspers Ltd., N Shares	19,872	1,663,604
Netcare Ltd.	828,410	1,964,907
Sasol Ltd.	30,438	1,402,360
Shoprite Holdings Ltd.	41,448	701,030
Steinhoff International Holdings Ltd.*,1	462,568	1,228,451
Tiger Brands Ltd.[1]	18,861	588,839
Vodacom Group Ltd.[1]	128,260	1,517,331
Total South Africa common stocks		27,029,437
South Korea—11.67%
CJ CheilJedang Corp.	5,081	1,282,207
Hanwha Corp.	48,940	1,339,569
Hyundai Mobis	21,418	5,223,786
Hyundai Motor Co.	15,458	3,199,132
Kangwon Land, Inc.	33,300	847,747
KCC Corp.	6,086	1,890,659
KT&G Corp.	21,237	1,431,018
LG Display Co. Ltd.*	68,890	1,707,801
LG Electronics, Inc.	27,334	1,773,726
LG Household & Health Care Ltd.	1,480	779,901
LG Uplus Corp.*	195,430	2,383,240
Lotte Shopping Co. Ltd.	5,461	1,708,651
Samsung Card Co. Ltd.	48,710	1,636,783
Samsung Electronics Co. Ltd.	10,950	12,476,133
SK Holdings Co. Ltd	7,462	1,172,346
SK Hynix, Inc.*	88,010	2,130,869
SK Telecom Co. Ltd.	8,962	1,759,015
Total South Korea common stocks		42,742,583
Taiwan—7.07%
Chipbond Technology Corp.	1,046,000	2,309,212
Chong Hong Construction Co.	513,000	2,129,908
King Yuan Electronics Co. Ltd.	2,662,000	1,775,466
Pegatron Corp.*	1,045,000	1,543,811
President Chain Store Corp.	269,000	2,004,952
Quanta Computer, Inc.	237,000	551,668
Taiwan Semiconductor Manufacturing Co. Ltd.	1,716,156	5,866,173
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	163,255	2,772,070
Uni-President Enterprises Corp.	1,501,000	3,063,419
United Microelectronics Corp.	3,886,000	1,730,049
Vanguard International Semiconductor Corp.	1,912,000	1,912,861
Wistron Corp.	249,307	237,780
Total Taiwan common stocks		25,897,369
Thailand—4.40%
Advanced Information Services Public Co. Ltd.	93,100	826,895
Bangchak Petroleum PCL	1,810,200	1,995,268
	Number of shares	Value
Common stocks—(concluded)
Thailand—(concluded)
Kasikornbank PCL	159,400	$929,409
Kasikornbank Public Co. Ltd.	190,500	1,138,131
Kasikornbank Public Co. Ltd., NVDR	289,800	1,689,728
PTT Exploration & Production PCL	293,600	1,463,310
PTT Global Chemical PCL	762,800	1,608,460
PTT Public Co. Ltd.[2]	217,300	2,297,965
Quality Houses PCL[1]	13,667,900	1,187,754
Siam Commercial Bank PCL	344,400	1,744,006
Thai Airways International PCL	1,712,700	1,242,118
Total Thailand common stocks		16,123,044
Turkey—4.65%
Coca-Cola Icecek A.S.	25,608	720,905
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	1,023,039	1,410,943
TAV Havalimanlari Holding A.S.	281,707	1,767,990
Tofas Turk Otomobil Fabrikasi A.S.	75,031	498,023
Tupras-Turkiye Petrol Rafinerileri A.S.	97,796	2,091,353
Turk Hava Yollari Anonim Ortakligi (THY)	759,439	3,201,024
Turk Telekomunikasyon A.S.	548,301	1,976,880
Turkcell Iletisim Hizmetleri A.S. (Turkcell)*	278,357	1,624,750
Turkiye Garanti Bankasi A.S.	251,823	985,985
Turkiye Halk Bankasi AS, Class C	169,717	1,275,540
Turkiye Is Bankasi (Isbank), Class C	558,601	1,483,101
Total Turkey common stocks		17,036,494
United Arab Emirates—0.29%
First Gulf Bank PJSC	234,827	1,054,899
United Kingdom—1.05%
SABMiller PLC	78,413	3,831,034
United States—0.65%
Yum! Brands, Inc.	32,800	2,391,776
Total common stocks (cost—$326,312,935)		326,468,624
Preferred stocks—4.13%
Brazil—3.95%
Braskem SA*	208,000	1,602,840
Companhia Brasileira de Distribuicao Grupo Pao de Acucar, ADR[1]	26,690	1,190,641
Companhia de Bebidas das Americas (AmBev), ADR	83,346	3,148,812
Itau Unibanco Holding SA	160,720	2,052,899
Petroleo Brasileiro SA, ADR*	201,900	1,441,668
Suzano Papel e Celulose SA	531,000	1,810,849
Vale SA, ADR	262,126	3,226,771
Total Brazil preferred stocks		14,474,480
South Korea—0.18%
Hyundai Motor Co.	6,775	642,266
Total preferred stocks (cost—$17,550,530)		15,116,746

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2013

	Number of shares	Value
Investment companies—4.02%
United States—4.02%
iPath MSCI India Index ETN*,1	164,986	$8,571,023
iShares MSCI Emerging Markets Index Fund[1]	157,796	6,149,310
Total investment companies (cost—$16,191,688)		14,720,333
	Face amount
Repurchase agreement—2.57%
Repurchase agreement dated 07/31/13 with State Street Bank and Trust Co., 0.010% due 08/01/13, collateralized by $412,310 Federal Home Loan Mortgage Corp. obligations, 1.960% due 11/07/22, $9,504,572 Federal National Mortgage Association obligations, 2.140% to 2.170% due 11/07/22 and $312,535 US Treasury Notes, 0.250% to 0.750% due 10/31/13 to 12/15/13; (value—$9,619,728); proceeds: $9,431,003 (cost—$9,431,000)	$9,431,000	9,431,000
	Number of shares	Value
Investment of cash collateral from securities loaned—9.33%
Money market fund—9.33%
UBS Private Money Market Fund LLC[6] (cost—$34,204,798)	34,204,798	$34,204,798
Total investments (cost—$403,690,951)—109.16%		399,941,501
Liabilities in excess of other assets—(9.16)%		(33,569,682)
Net assets—100.00%		$366,371,819

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 218.

Aggregate cost for federal income tax purposes was $405,264,115; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$22,186,515
Gross unrealized depreciation	(27,509,129)
Net unrealized depreciation	$(5,322,614)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2013 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$311,056,844	$15,410,442	$1,338	$326,468,624
Preferred stocks	15,116,746	—	—	15,116,746
Investment companies	14,720,333	—	—	14,720,333
Repurchase agreement	—	9,431,000	—	9,431,000
Investment of cash collateral from securities loaned	—	34,204,798	—	34,204,798
Total	$340,893,923	$59,046,240	$1,338	$399,941,501

At July 31, 2013, there was a transfer between Level 1 and Level 2 of $826,895 due to the valuation being based primarily on the valuation of shares of the security as traded on the local exchange rather than an unadjusted quoted price from a US exchange. At July 31, 2012, $148,414,447 of foreign investments were classified as Level 2 of the fair value hierarchy pursuant to the Portfolio's fair valuation procedures.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2013

The following is a rollforward of the Portfolio's investment that was valued using unobservable inputs (Level 3) for the year ended July 31, 2013:

Common stock
Beginning balance	$1,339
Purchases	—
Sales	—
Accrued discounts/(premiums)	—
Total realized gain/(loss)	—
Net change in unrealized appreciation/depreciation	(1)
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance	$1,338

The change in net unrealized appreciation/depreciation relating to the Level 3 investment held at July 31, 2013 was $(1).

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at July 31, 2013.

2  Security is being fair valued by a valuation committee under the direction of the board of trustees.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 0.54% of net assets as of July 31, 2013, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

4  Security is traded on the Turquoise Exchange.

5  Security is traded on the over-the-counter ("OTC") market.

6  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2013. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/12	Purchases during the year ended 07/31/13	Sales during the year ended 07/31/13	Value at 07/31/13	Net income earned from affiliate for the year ended 07/31/13
UBS Private Money Market Fund LLC	$8,124,467	$154,557,033	$128,476,702	$34,204,798	$4,456

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Performance

For the 12 months ended July 31, 2013, the Portfolio's Class P shares returned 12.57% before the deduction of the maximum PACE Select program fee. (Class P shares returned 10.34% after the deduction of the maximum PACE Select program fee for the same 12-month period.) In comparison, the FTSE EPRA/NAREIT Developed Index (the "benchmark") returned 11.62%, while the Lipper Global Real Estate Funds category posted a median return of 11.31%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 178. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments1

CBRE Clarion

While we generated a positive absolute return, our portion of the Portfolio modestly underperformed the benchmark during the reporting period, primarily due to stock selection, particularly in the US and UK, coupled with asset allocation decisions in Asia Pacific and Continental Europe. In the US, underperformance was driven by our exposure to apartment, central business district office and mall companies. This occurred despite high earnings growth potential, strong balance sheets and capable managements in these areas. In Europe, favorable decisions on the continent, where dominant shopping center/mall companies based in Western Europe outperformed, were more than offset by negative stock selection in the UK. In the Asia-Pacific region, stock selection added value in three of the four major geographies, with particular value generated in Japan, where overweight positions in companies with exposure to the Tokyo office market generated positive results. Asset allocation decisions marginally detracted from the performance of our portion of the Portfolio, as the relative benefit of an underweight to the underperforming Canadian market was offset by our positioning in the Asia-Pacific region and an underweight to outperforming Continental Europe.

We expect that with an improving economic outlook, markets will embrace listed property companies with more exposure to growth that are anchored by solid yields. We expect that the variation of operating performance between defensively-oriented companies and more economically sensitive companies will become more

PACE Select Advisors Trust –
PACE Global Real Estate Securities Investments

Investment Sub-Advisors:

CBRE Clarion Securities, LLC ("CBRE Clarion") and Brookfield Investment Management Inc. ("Brookfield")

Portfolio Managers:

CBRE Clarion: T. Ritson Ferguson, Steven D. Burton & Joseph P. Smith

Brookfield: Jason Baine and Bernhard Krieg

Objective:

Total Return

Investment process:

CBRE Clarion (formerly, ING Clarion Real Estate Securities) uses a multi-step investment process for constructing the investment portfolio. This process combines top-down region and sector allocation with bottom-up individual stock selection. First, CBRE Clarion selects property sectors and geographic regions in which to invest and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private real estate market trends and conditions. Second, CBRE Clarion uses a proprietary valuation process in an effort to identify investments with superior current income and growth potential relative to their peers.

(continued on next page)

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Sub-Advisors' comments – continued

pronounced as the economic and commercial property market recovery matures further. We also believe that more economically sensitive companies will be able to generate superior growth in revenue, dividends and capital value. Our positioning is focused on investing in what we believe are attractively priced companies, geographies and property sectors that stand to benefit the most from improving economic conditions in our view. Our positioning notably includes overweight in Japanese property companies, as well as US real estate investment trusts (REITs), with a focus on the more economically sensitive company profiles and property types. Conversely, we are underweight the more "bond-like" property types. Additionally, our view on European property companies is worth mentioning, as we believe that the investment environment is improving. European positions have been increased over the course of the fiscal year to approximately a market weight position. The decision to increase these positions was based on our belief that much of the poor macro-economic news is reflected in the valuation of property stocks and that the "tail risks" of a eurozone collapse have diminished further, particularly as economic and property company releases have recently shown signs of improvement.

We continue to believe that global property stocks offer investors an attractive investment option, anchored by current yield via a growing dividend and underpinned by increasing real estate cash flows derived from improving economic and commercial property fundamentals.

Derivatives were not used during the reporting period.

Brookfield

Our portion of the Portfolio outperformed the benchmark during the reporting period, primarily driven by stock selection in North America. Additionally, asset allocation by region, country and industry positively contributed to results. By region, an overweight to Europe was beneficial, as it was the strongest performing region during the reporting period.

Stock selection in the US contributed significantly to performance. Specifically, our holdings in the US healthcare sector meaningfully contributed to results. Our portion of the Portfolio has been significantly underweight healthcare real estate investment trusts (REITs), despite owning select healthcare owner/operators. Our out-of-benchmark holding in Brookdale Senior Living Inc., a US healthcare owner/operator, was the top contributor to performance. Other top contributors within the US included out-of-benchmark company Lennar Corp. (homebuilder) and an overweight to Equity Residential (residential). We sold out of our position in Lennar Corp. in January because the company began to screen less attractively in our proprietary valuation model following strong price appreciation. Additionally, a significant underweight to Canada contributed to relative results, as it was the weakest performing country in the benchmark during the reporting period.

Investment process (concluded)

Brookfield invests in a diversified portfolio of global securities of companies primarily in the real estate industry, including real estate investment trusts, real estate operating companies, companies whose value is significantly affected by the value of such companies' real estate holdings, and related entities and structures. Brookfield utilizes a fundamental, bottom-up, value-based stock selection methodology.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Sub-Advisors' comments – continued

There were a few notable detractors from performance during the fiscal year. For our portion of the Portfolio, an overweight to Australia was not rewarded. Australian equity markets have been impacted by concerns over Chinese growth prospects, and the effect on the resource-driven Australian economy caused the country to underperform. Our position in Australian retail holding Westfield Retail Trust was one of the largest detractors from performance. We believe that Australian retail is attractively priced and maintain a large active weight in Westfield Retail Trust. We favor opportunities in Australian retail where we aim to capitalize on the favorable cap rate environment relative to interest rates. Furthermore, the Australian real estate marketplace continues to benefit from strong global institutional investor interest. Our underweight to Japan was a negative for relative results, as the country was one of the top performers in the benchmark. While stock selection in Japan was positive overall, not owning Sumitomo Realty & Development Co. Ltd. (residential) was a top detractor from relative performance as the company's shares were up sharply. Additionally, Iron Mountain, a US document storage company, was a leading detractor from performance. During the second quarter, Iron Mountain disclosed that the US Internal Revenue Service ("IRS") is taking a closer look at Real Estate Investment Trust ("REIT") conversion requests. The IRM 8K stated that the IRS formed a new working group to study the current legal standards it uses to define "real estate" for the purposes of the REIT provisions and what changes, if any, should be made. The stock sold off on this news. We remain optimistic about the company, despite this development and believe Iron Mountain offers attractive growth prospects coupled with a stable cash flow business model. Furthermore, we believe that the company will raise its capital distributions to shareholders in the future, regardless of whether or not it is classified as a REIT.

Derivatives were not used during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking to diversify a portion of their assets into real estate related investments. Investors should be willing to withstand short-term fluctuations in the equity and real estate markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies or issuers in whose securities the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries. There are certain risks associated with investing in real estate-related investments, including sensitivity to economic downturns, interest rates, declines in property values and variation in property management.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Illustration of an assumed investment of $10,000 in Class A shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Global Real Estate Securities Investments Class A shares versus the FTSE EPRA/NAREIT Developed Index from December 31, 2006, the month-end after the inception date of the Class A shares, through July 31, 2013. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Global Real Estate Securities Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/13	1 year	5 years	Since inception[1]
Before deducting maximum sales charge or PACE Select program fee
Class A2	12.24%	1.45%	(1.97)%
Class C3	11.52%	0.67%	(2.73)%
Class Y4	12.53%	N/A	15.09%
Class P5	12.57%	1.71%	(2.44)%
After deducting maximum sales charge or PACE Select program fee
Class A2	6.10%	0.31%	(2.80)%
Class C3	10.52%	0.67%	(2.73)%
Class P5	10.34%	(0.31)%	(4.38)%
FTSE EPRA/NAREIT Developed Index[6]	11.62%	4.67%	0.25%
Lipper Global Real Estate Funds median	11.31%	4.10%	(0.69)%

Average annual total returns for periods ended June 30, 2013, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, 7.33%; 5-year period, (0.07)%; since inception, (3.06)%; Class C—1-year period, 11.62%; 5-year period, 0.28%; since inception, (2.99)%; Class Y—1-year period, 13.80%; since inception, 15.00%; Class P—1-year period, 11.40%; 5-year period, (0.69)%; since inception, (4.64)%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2012 prospectuses, were as follows: Class A—1.69% and 1.45%; Class C—2.44% and 2.20%; Class Y—1.39% and 1.20%; and Class P—1.65% and 1.20%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2013 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.45%; Class C—2.20%; Class Y—1.20% and Class P—1.20%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Since inception returns are calculated as of commencement of issuance on December 18, 2006 for Class A and C shares, and January 22, 2007 for Class P shares. Class Y shares commenced issuance on November 30, 2006 and had fully redeemed by February 15, 2007 remaining inactive through December 25, 2008. The inception return of Class Y shares is calculated from December 26, 2008, which is the date the Class Y shares recommenced investment operations. Since inception returns for the Index and Lipper median are shown as of December 31, 2006, which is the month-end after the inception date of the oldest share classes (Class A and Class C).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

6  The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and real estate investment trusts ("REITs") worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and exchange traded funds. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Portfolio statistics (unaudited)

Characteristics	07/31/13
Net assets (mm)	$122.3
Number of holdings	130
Portfolio composition[1]	07/31/13
Common stocks	98.1%
Rights	0.0[2]
Cash equivalents and other assets less liabilities	1.9
100.0%
Top five countries (equity investments)[1]	07/31/13
United States	48.4%
Japan	13.9
Australia	8.6
United Kingdom	5.2
Hong Kong	4.9
Total	81.0%
Top ten equity holdings[1]	07/31/13
Simon Property Group, Inc.	5.2%
Mitsubishi Estate Co. Ltd.	4.7
Equity Residential	4.0
Mitsui Fudosan Co. Ltd.	3.4
Unibail Rodamco	3.0
Host Hotels & Resorts, Inc.	2.6
SL Green Realty Corp.	2.2
Sun Hung Kai Properties Ltd.	2.1
Dexus Property Group	2.0
Westfield Retail Trust	1.9
Total	31.1%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2013. The Portfolio is actively managed and its composition will vary over time.

2  Amount is less than 0.05%.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Industry diversification—(unaudited)

As a percentage of net assets as of July 31, 2013

Common stocks

Apartments	10.10%
Commercial services	1.36
Diversified	21.71
Diversified operations	0.95
Health care	4.04
Hotels	0.82
Hotels & motels	3.60
Manufactured homes	0.42
Office property	10.84
Real estate management/service	7.98
Real estate operations/development	13.07
Regional malls	8.72
Retirement/aged care	0.68
Shopping centers	8.12
Storage	1.78
Storage/warehousing	0.80
Warehouse/industrial	3.14
Total common stocks	98.13
Rights	0.00[1]
Repurchase agreement	2.27
Investments of cash collateral from securities loaned	2.84
Liabilities in excess of other assets	(3.24)
Net assets	100.00%

1  Weighting represents less than 0.005% of the Portfolio's net assets as of July 31, 2013.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Portfolio of investments—July 31, 2013

	Number of shares	Value
Common stocks—98.13%
Australia—8.62%
Dexus Property Group[1]	2,550,264	$2,406,919
Federation Centres	201,800	424,448
Goodman Group	207,246	879,256
Investa Office Fund	45,450	120,516
Mirvac Group[1]	1,213,321	1,788,573
Stockland[1]	149,700	481,717
Westfield Group	211,919	2,137,223
Westfield Retail Trust	850,335	2,300,613
Total Australia common stocks		10,539,265
Austria—0.64%
Conwert Immobilien Invest SE*,1	72,589	782,110
Belgium—0.62%
Befimmo SCA Sicafi	11,100	760,494
Bermuda—1.63%
Hongkong Land Holdings Ltd.	150,300	1,017,531
Kerry Properties Ltd.	237,500	976,875
Total Bermuda common stocks		1,994,406
Brazil—0.04%
Sonae Sierra Brasil SA	4,700	47,487
Canada—1.21%
Boardwalk Real Estate Investment Trust	5,900	330,988
Calloway Real Estate Investment Trust	11,200	275,557
Canadian Real Estate Investment Trust	3,300	132,276
Cominar Real Estate Investment Trust[2,3]	5,731	112,544
RioCan Real Estate Investment Trust[2,3,4]	2,200	52,135
RioCan Real Estate Investment Trust[5]	24,100	571,117
Total Canada common stocks		1,474,617
Cayman Islands—0.24%
China Resources Land Ltd.	52,000	142,813
Country Garden Holdings Co. Ltd.[1]	268,293	151,519
Total Cayman Islands common stocks		294,332
France—4.18%
Fonciere des Regions	2,634	215,715
ICADE	3,836	346,151
Klepierre	18,149	786,870
Mercialys SA	3,450	67,515
Unibail Rodamco	15,252	3,695,914
Total France common stocks		5,112,165
Germany—1.89%
Alstria Office REIT-AG*	84,200	985,736
DIC Asset AG	52,500	532,835
GSW Immobilien AG	3,534	143,018
LEG Immobilien AG*	5,100	256,465
TAG Immobilien AG	33,100	391,908
Total Germany common stocks		2,309,962
	Number of shares	Value
Common stocks—(continued)
Hong Kong—4.92%
China Overseas Land & Investment Ltd.[1]	62,000	$178,671
Hang Lung Properties Ltd.	58,000	188,084
New World Development Co. Ltd.	233,000	340,685
Sino Land Co. Ltd.	241,100	340,716
Sun Hung Kai Properties Ltd.	193,230	2,578,692
Swire Properties Ltd.	132,000	388,055
The Link REIT	171,300	838,212
Wharf (Holdings) Ltd.	134,170	1,154,759
Total Hong Kong common stocks		6,007,874
Italy—0.44%
Beni Stabili SpA[1]	825,287	535,126
Japan—13.85%
Activia Properties, Inc.	28	200,470
Aeon Mall Co. Ltd.	26,070	650,219
GLP J-Reit	1,191	1,167,766
Hulic Co. Ltd.	25,900	310,821
Japan Logistics Fund, Inc.	14	124,400
Japan Real Estate Investment Corp.	91	962,884
Japan Retail Fund Investment Corp.	402	792,422
Kenedix Realty Investment Corp.	51	203,146
Mitsubishi Estate Co. Ltd.	227,589	5,790,258
Mitsui Fudosan Co. Ltd.	135,621	4,104,229
Nippon Building Fund, Inc.	18	196,160
Nippon Prologis REIT, Inc.	14	121,540
Sumitomo Realty & Development Co. Ltd.	38,600	1,618,353
Tokyo Tatemono Co. Ltd.	43,000	357,931
United Urban Investment Corp.	269	334,636
Total Japan common stocks		16,935,235
Jersey—0.89%
Atrium European Real Estate Ltd.	193,500	1,086,324
Netherlands—1.36%
Corio N.V.	31,800	1,391,204
Eurocommercial Properties N.V.	7,261	276,122
Total Netherlands common stocks		1,667,326
Norway—0.96%
Norwegian Property ASA	838,814	1,174,351
Singapore—2.33%
Ascendas Real Estate Investment Trust (A-REIT)	71,000	128,497
CapitaCommercial Trust[1]	472,000	521,824
Capitaland Ltd.	253,600	644,551
CapitaMall Trust	254,200	406,048
Global Logistic Properties Ltd.	368,000	822,379
Mapletree Greater China Commercial Trust*	434,000	321,013
Total Singapore common stocks		2,844,312

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Portfolio of investments—July 31, 2013

	Number of shares	Value
Common stocks—(continued)
Sweden—0.42%
Castellum AB	23,536	$335,808
Hufvudstaden AB, Class A	14,047	178,331
Total Sweden common stocks		514,139
Switzerland—0.29%
PSP Swiss Property AG*	4,044	356,354
United Kingdom—5.24%
British Land Co. PLC	60,004	545,405
Derwent London PLC	17,626	646,475
Great Portland Estates PLC	142,341	1,203,942
Hammerson PLC	215,914	1,739,192
Land Securities Group PLC	90,061	1,300,180
Safestore Holdings PLC	477,126	974,424
Total United Kingdom common stocks		6,409,618
United States—48.36%
American Tower Corp.	7,400	523,846
AvalonBay Communities, Inc.	15,100	2,043,634
BioMed Realty Trust, Inc.	25,900	535,094
Boston Properties, Inc.	14,400	1,540,080
Brandywine Realty Trust	24,300	338,742
BRE Properties, Inc.	34,300	1,819,958
Brookdale Senior Living, Inc.*	28,644	834,113
Campus Crest Communities, Inc.	11,100	125,985
CBL & Associates Properties, Inc.	6,700	152,559
DDR Corp.	39,900	681,492
DiamondRock Hospitality Co.	51,100	495,670
Digital Realty Trust, Inc.[1]	9,800	541,842
Douglas Emmett, Inc.	55,100	1,378,051
Duke Realty Corp.	47,900	788,913
DuPont Fabros Technology, Inc.[1]	28,700	657,517
EastGroup Properties, Inc.	9,400	581,484
Equity Lifestyle Properties, Inc.	13,200	508,068
Equity Residential	88,300	4,944,800
Essex Property Trust, Inc.	8,800	1,419,352
Federal Realty Investment Trust	1,900	200,127
General Growth Properties, Inc.	72,396	1,501,493
HCP, Inc.	19,100	837,917
Health Care REIT, Inc.	23,700	1,528,413
Healthcare Realty Trust, Inc.	10,400	267,384
Healthcare Trust of America, Inc., Class A	18,500	202,575
Highwoods Properties, Inc.	41,900	1,520,132
Host Hotels & Resorts, Inc.	180,883	3,230,570
Iron Mountain, Inc.	60,000	1,668,000
Kilroy Realty Corp.	16,500	863,610
Kimco Realty Corp.	49,400	1,113,970
Lexington Realty Trust	22,200	278,388
Liberty Property Trust	49,200	1,879,932
Pebblebrook Hotel Trust	10,000	266,500
Pennsylvania Real Estate Investment Trust	40,900	846,630
Post Properties, Inc.	13,000	604,760
ProLogis, Inc.	44,091	1,691,331
PS Business Parks, Inc.	11,200	820,624
Public Storage, Inc.	13,677	2,177,652
Ramco-Gershenson Properties Trust	8,600	133,214
	Number of shares	Value
Common stocks—(concluded)
United States—(concluded)
Rayonier, Inc.	9,900	$578,556
Senior Housing Properties Trust	20,400	513,060
Simon Property Group, Inc.	39,902	6,386,714
SL Green Realty Corp.	30,100	2,728,565
Starwood Hotels & Resorts Worldwide, Inc.	13,600	899,640
Strategic Hotels & Resorts, Inc.*	22,800	202,008
Sunstone Hotel Investors, Inc.*	23,200	300,208
Tanger Factory Outlet Centers, Inc.	7,900	256,197
Taubman Centers, Inc.	5,320	389,531
The Macerich Co.	18,226	1,130,923
UDR, Inc.	42,300	1,059,192
Ventas, Inc.	24,236	1,593,275
Vornado Realty Trust	14,991	1,271,387
Weyerhaeuser Co.	9,500	269,800
Total United States common stocks		59,123,478
Total common stocks (cost—$109,449,359)		119,968,975
	Number of rights
Rights*—0.00%
Hong Kong—0.00%
New Hotel, expires 12/31/13 (cost—$0)	3,212	0
	Face amount
Repurchase agreement—2.27%
Repurchase agreement dated 07/31/13 with State Street Bank and Trust Co., 0.010% due 08/01/13, collateralized by $121,144 Federal Home Loan Mortgage Corp. obligations, 1.960% due 11/07/22, $2,792,617 Federal National Mortgage Association obligations, 2.140% to 2.170% due 11/07/22 and $91,828 US Treasury Notes, 0.250% to 0.750% due 10/31/13 to 12/15/13; (value—$2,826,452); proceeds: $2,771,001 (cost—$2,771,000)	$2,771,000	2,771,000
	Number of shares
Investment of cash collateral from securities loaned—2.84%
Money market fund—2.84%
UBS Private Money Market Fund LLC[6] (cost—$3,476,030)	3,476,030	3,476,030
Total investments (cost—$115,696,389)—103.24%		126,216,005
Liabilities in excess of other assets—(3.24)%		(3,957,918)
Net assets—100.00%		$122,258,087

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Portfolio of investments—July 31, 2013

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow please refer to page 218.

Aggregate cost for federal income tax purposes, was $118,031,943; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$12,529,584
Gross unrealized depreciation	(4,345,522)
Net unrealized appreciation	$8,184,062

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2013 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$119,804,296	$164,679	$—	$119,968,975
Rights	—	—	0	0
Repurchase agreement	—	2,771,000	—	2,771,000
Investment of cash collateral from securities loaned	—	3,476,030	—	3,476,030
Total	$119,804,296	$6,411,709	$0	$126,216,005

At July 31, 2013, there were no transfers between Level 1 and Level 2. At July 31, 2012, $51,230,119 of foreign securities were classified as Level 2 of the fair value hierarchy pursuant to the Portfolio's fair valuation procedures.

The following is a rollforward of the Portfolio's investment that was valued using unobservable inputs (Level 3) for the year ended July 31, 2013:

Rights
Beginning balance	$—
Purchases	—
Issuances	0
Sales	—
Accrued discounts/(premiums)	—
Total realized gain/(loss)	—
Net change in unrealized appreciation/depreciation	—
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance	$0

The change in net unrealized appreciation/depreciation relating to the Level 3 investment held at July 31, 2013 was $0.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at July 31, 2013.

2  Security is being fair valued by a valuation committee under the direction of the board of trustees.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 0.13% of net assets as of July 31, 2013, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

4  Security is traded on the over-the-counter ("OTC") market.

5  Security is traded on the Toronto Stock Exchange.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Portfolio of investments—July 31, 2013

6  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2013. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/12	Purchases during the year ended ended 07/31/13	Sales during the year ended ended 07/31/13	Value at 07/31/13	Net income earned from affiliate for the year ended ended 07/31/13
UBS Private Money Market Fund LLC	$3,162,016	$60,862,351	$60,548,337	$3,476,030	$2,267

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Performance

For the 12 months ended July 31, 2013, the Portfolio's Class P shares returned 9.93% before the deduction of the maximum PACE Select program fee. (Class P shares returned 7.75% after the deduction of the maximum PACE Select program fee for the same 12-month period.) In comparison, the Citigroup Three-Month US Treasury Bill Index (the "benchmark") returned 0.08%, the MSCI World Free Index (net) returned 23.24%, the Barclays Global Aggregate Index declined 2.09%, and the HFRI Fund of Funds Composite Index (net) returned 7.89%, while the Lipper Absolute Return Funds category posted a median return of 3.18%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 191. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments1

Please note: On December 3, 2012, First Quadrant L.P. began serving as a Sub-Advisor for the Equitized Global Macro portion of this Portfolio, a new portion of the Portfolio. First Quadrant now manages two portions of the Portfolio.

Analytic Investors

Our portion of the Portfolio consists of long-short equity positions.2 Our process is based on the premise that investor behavior changes—although slowly—and is fairly persistent from month to month. To support this premise, our model is driven by specific security characteristics within seven groups (such as valuation, quality and liquidity) to help us identify potential investment opportunities.

Within our stock selection model, characteristic positioning was favorable, as our continued overweight to the Valuation category (predicted earnings-to-price and sales-to-price) and the Revisions category (earnings revision) helped produce positive results. However, not all positioning helped, as an overweight position to the Quality category (return-on-assets and profit margin) detracted from performance, as investors did not reward high-quality companies.

PACE Select Advisors Trust –
PACE Alternative Strategies Investments

Investment Sub-Advisors:

Analytic Investors, LLC ("Analytic Investors"); Wellington Management Company, LLP ("Wellington Management") until November 30, 2012, First Quadrant L.P. ("First Quadrant") and Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments")

Portfolio Managers:

Analytic Investors: Dennis Bein, David Krider and Harindra de Silva

Wellington Management: Rick A. Wurster and Stephen A. Gorman

First Quadrant: Dori Levanoni and Ed Peters

Standard Life Investments: Guy Stern

Objective:

Long-term capital appreciation

Investment process:

Analytic Investors primarily employs a long/short global equity strategy. This strategy is implemented by taking long and short positions of equity securities publicly traded in the United States and in foreign markets both by direct equity investment and through derivatives. Analytic Investors' strategy may also employ the use of derivatives, such as swaps, futures, non-deliverable forwards ("NDFs"), and forward contracts.

(continued on next page)

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

2  When a long position is taken, a security is purchased with the expectation that it will rise in value. A short position is taken when we believe, based on our research, that securities are overpriced, and, therefore, we hope to make a profit when the security falls in value. When shorting an investment, we borrow the security, sell it, and then buy an equal number of shares later—hopefully at a lower price—to replace those we borrowed.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Sub-Advisors' comments – continued

In terms of stock selection, we experienced strong results within North America, while an underweight and poor stock selection within Europe negatively impacted relative performance. Within North America, stock selection was strong within both the US and Canada. For example, our top ten stock contributors to performance all occurred within those two countries. Within Europe, underweight positions to France and Spain negatively impacted performance. In addition, stock selection within the UK and Finland detracted from performance, with Sampo Oyj, a financial services company based in Finland, as our worst performing stock held during the fiscal year.

In terms of sectors, we produced positive results within energy and materials, where stock selection was positive. Additionally, stock selection and an overweight to healthcare was beneficial for results, as the sector was one of the top performers. In contrast, we experienced negative results within financials and consumer staples.

The top equity performers during the reporting period included a long position in US-based SLM Corp. and a short and long position in the US-based energy companies Peabody Energy Corp. and Marathon Petroleum Corp, respectively. The worst performing stocks were all financial services companies. Particularly, a short position in the previously mentioned Sampo Oyj and long positions in Canadian-based Riocan Real Estate Company and US-based American Capital Agency were the largest detractors from performance. We started covering the short position in Sampo Oyj in March and completely closed the position in July. However, we continue to hold our positions in both Riocan Real Estate Company and American Capital Agency based on the strength of their forward earnings yield. We employ a quantitative investment approach that looks at the total portfolio. A security is sold (or bought in the case of covering a short position) if it is not contained in the new optimal portfolio that seeks to meet the risk and return objectives after considering trading costs.

Derivative securities were not used during the reporting period.

Investment process (continued)

Wellington Management pursues an "opportunistic equity plus alpha" strategy by opportunistically seeking non-core equity exposures that Wellington Management believes are attractively valued, have positive structural characteristics in the current market environment or are expected to benefit from anticipated economic cycles. In addition, Wellington Management may employ other investment approaches, for example, by allocating assets to fixed income securities or other non-equity investments that are expected to contribute positive returns over time. Wellington Management may buy and sell, directly or indirectly, listed or unlisted equity and fixed income securities issued by entities around the world, as well as derivative instruments.

First Quadrant employs a "global macro strategy" which is implemented by combining several different complex investment techniques. It uses a "tactical risk allocation" approach across global markets which increases investment risk where it believes opportunities for risk-adjusted profit are high and attempts to lower market risks when it believes gains have been realized and future gains are unlikely. First Quadrant also assesses the combination of local market and economic factors as well as global equity, fixed income or currency market factors and attempts to capture inefficiencies in those markets. First Quadrant's strategy is primarily implemented through the use of derivatives. First Quadrant presently manages two separate portions of the Fund's assets, using the aforementioned strategies and investments. With respect to the first portion, First Quadrant seeks positive absolute returns from its global macro strategy, and the returns of this portion are not expected to be closely correlated with those of global equity markets. With respect to the second

(continued on next page)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Sub-Advisors' comments – continued

First Quadrant (Global Macro)

During the reporting period, our portion of the Portfolio had positive performance from the currency selection, volatility alpha (which seeks to profit from the difference between prices of options) and global asset class selection sleeves. Partially offsetting these gains were losses from country selection of both stocks and bonds. Currency selection gains were the result of overweights to both the euro and US dollar and an underweight to the Japanese yen. These positives were modestly offset by our underweights to the Swedish krona and Swiss franc. Positive performance was attributable to nearly every factor, although the relative valuation factor (which indicates whether a currency is expensive or inexpensive) contributed the most.

On average, global asset class selection had an overweight to equities and an underweight to bonds. Most of the gains were spread out somewhat evenly during the reporting period, with two short periods of weakness in 2013: in mid-April and mid-June. During those periods, the equity rally reversed course, as concerns about both global growth and the Federal Reserve Board tapering its asset purchase program led to underperformance of stocks relative to bonds globally. Global bond selection losses were attributed to the underweight in Japanese bonds in June 2013, as they outperformed during the sharp rise in global bond yields, mostly driven by the relative valuation factor (which indicates whether a bond market is expensive or inexpensive).

As a general rule, derivatives are the primary instrument used to implement all of the sleeves in our portfolio. Specifically, we used developed market futures in order to implement stock and bond country selection, global asset class selection and market contagion strategies. We used currency forwards to implement currency selection. Futures and forwards were used to gain economic exposure in a more cost-efficient manner relative to traditional instruments (e.g., physical stocks, bonds and currencies). The volatility alpha sleeve was implemented using exchanged traded options. Options were used to exploit structural characteristics of options pricing. Overall, the liquidity and low transaction cost of these instruments offers the investment team the ability to be more nimble and to implement at a lower cost. We find both attributes to be positive contributors towards portfolio performance.

First Quadrant (Equitized Global Macro)

For the period from December 3, 2012 through July 31, 2013, when we managed a portion of the Portfolio, positive performance from currency selection, volatility alpha (which seeks to profit from the difference between prices of options) and global asset class selection were partially offset by losses from country selection of both stocks and bonds.

Currency selection gains were the result of overweights to the euro and US dollar, along with an underweight to the Japanese yen. These positives were modestly offset by our underweights to the Swedish krona and Swiss franc.

Investment process (concluded)

portion, First Quadrant combines its global macro strategy with passive exposure to global equity markets while targeting a specific level of risk, which is expected to result in returns more closely correlated with those of global equity markets.

Standard Life Investments employs a "global multi-asset strategy" and seeks to achieve a total return by delivering a diversified global portfolio that makes use of multiple strategies across various asset classes. Standard Life Investments aims to exploit market cyclicality and a diverse array of inefficiencies across and within global markets to maximize risk adjusted absolute return. Standard Life Investments' portion of the Portfolio consists of listed equity, equity-related and debt securities, including exchange traded funds, and will routinely make use of derivatives or other instruments both for investment and hedging purposes. Standard Life Investments may take long and/or short positions, and its derivative investments may include, but are not restricted to, futures, options, swaps, and forward currency contracts.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Sub-Advisors' comments – continued

Positive performance was attributable to nearly every factor, though the relative valuation factor (which indicates whether a currency is expensive or inexpensive) contributed the most.

On average, global asset class selection had an overweight to equities and an underweight to bonds. Most of the gains were spread out somewhat evenly through the reporting period, with two short periods of weakness in 2013: in mid-April and mid-June. During those periods, the equity rally reversed course as concerns about both global growth and the Federal Reserve Board tapering its asset purchase program led to underperformance of stocks relative to bonds globally. Bond country selection losses were attributed to the underweight in Japanese bonds in June 2013, as they outperformed during the sharp rise in global bond yields, driven mostly by the relative valuation factor (which indicates whether a bond market is expensive or inexpensive).

As a general rule, derivatives are the primary instrument used to implement all of the sleeves in our portfolio. Specifically, we used developed market futures in order to implement stock and bond country selection, global asset class selection and market contagion strategies and the MSCI World equity replication. We used currency forwards to implement currency selection. Futures and forwards were used to gain economic exposure in a more cost-efficient manner relative to traditional instruments (e.g., physical stocks, bonds and currencies). The volatility alpha sleeve was implemented using exchange traded options. Options were used to exploit structural characteristics of options pricing. Overall, the liquidity and low transaction cost of these instruments offers the investment team the ability to be more nimble and to implement at a lower cost. We find both attributes to be positive contributors towards portfolio performance.

Standard Life Investments

The largest contributors to performance during the reporting period were our global equity exposure (which uses equity futures to increase or decrease exposures to various markets) and allocations to high yield and investment grade corporate bonds (which use interest rate swaps and swaptions to change the interest rate risk of these strategies). At the beginning of the reporting period, continued quantitative easing ("QE") and associated bond purchases by central banks in developed markets led to strong performance for bonds. However, later in the reporting period, concerns over tapering of QE caused the bond market to give back much of its previous gains.

Our currency positions (which use foreign exchange forwards and options to gain exposure to moves between currencies) were strong performers. Bold action by the Japanese government saw the yen weaken significantly against the US dollar. Elsewhere, the Canadian and Australian dollars fell based on concerns over domestic growth and that slowing growth in China would diminish demand for commodities, which are vital to these economies. This same fear caused our Chinese equity strategy to detract from performance. The Mexican peso rose in value, generating good returns in both our Mexican bonds versus euro strategy and our long Mexican peso versus Australian dollar strategy. While we expected the US dollar to appreciate, we generated a negative return from our long US dollar versus euro strategy, as political and economic risk in Europe lessened and the euro correspondingly strengthened.

The theme of developed markets outperforming emerging markets played out in our relative value positions, with US equity technology versus Taiwan producing good results. However, smaller US companies with less global exposure outperformed their larger counterparts. This generated a loss in both our US equity technology versus small-cap and US equity large-cap versus small-cap strategies. The aforementioned strategies are implemented using equity index futures.

As equity markets fluctuated, our relative variance income strategy (which recently transitioned into an Asian versus Standard & Poor's variance strategy based on more favorable pricing) generated solid returns. This was

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Sub-Advisors' comments – concluded

implemented using variance swaps. Finally, foreign exchange forwards were used throughout our portion of the Portfolio to hedge the currency risk of foreign investments.

Wellington Management (Note: Wellington Management was terminated as a Sub-Advisor for the Portfolio effective November 30, 2012, and its portion of the Portfolio was transitioned to First Quadrant Equitized Global Macro. The following commentary only covers the period of time during which Wellington Management sub-advised a portion of the Portfolio, from August 1, 2012 to November 30, 2012.)

Our portion of the Portfolio posted a positive absolute return during the reporting period. Our exposure to developed global equities and thematic exposure to European equities contributed to absolute performance during the reporting period. Despite continued concerns about the looming US "fiscal cliff" and economic malaise in Europe, investor risk appetite was largely strong during the period, amid further signs of economic recovery in China and a strengthening US housing market. European equities rallied despite a host of weak economic data during the reporting period. Investors continued to take solace in the European Central Bank's bond buying plan and were encouraged when Eurozone finance ministers reached a deal of reducing Greece's debt, clearing the way for the country's next loan disbursement. Also contributing to performance was stock selection within a number of sectors. In particular, top contributors included financials holdings Societe Generale and BNP Paribas, leading producer of private-brand foods and food services products Ralcorp and diversified manufacturer Carlisle.

Our portion of the Portfolio was hurt by its tactical exposures to precious metals, particularly to gold. A lack of inflationary pressures spurred a drop in gold demand during the reporting period. Top detractors included positions in Banro and Centamin. Our exposure to Japanese equities, German bonds and US Treasuries also detracted from absolute returns. Furthermore, we were hurt by our downside protection hedges. Puts on the S&P 500 and DAX detracted from returns, as both markets rose during the reporting period.

Certain derivative instruments, including interest rate swaps and bond futures, were used to gain exposure to global bond markets, implement yield curve and duration strategies and take advantage of inefficiencies within the global bond market. Equity index futures and equity index options were utilized to gain exposure to certain global equity markets and to hedge against anticipated declines. Our portion of the Portfolio also made use of currency forwards to gain exposure to certain currencies, hedge against anticipated changes in currency values and take advantage of inefficiencies between various currencies. The results of the derivatives used during the reporting period were within our expectations.

Special considerations

The Portfolio may be appropriate for investors seeking long term capital appreciation who are able to withstand short-term fluctuations in the equity markets and fixed income markets in return for potentially higher returns over the long-term. The Portfolio may employ investment strategies that involve greater risks than the strategies used by many other mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions, and hedging strategies. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers of securities in which the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Alternative Strategies Investments Class P shares versus the Citigroup Three-Month US Treasury Bill Index, the MSCI World Free Index (net), Barclays Global Aggregate Index and the HFRI Fund of Funds Composite Index (net) from April 30, 2006, the month-end after the inception date of the Class P shares, through July 31, 2013. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Alternative Strategies Investments is a professionally managed portfolio while the Indices are not available for investment and are unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/13	1 year	5 years	Since inception[1]
Before deducting maximum sales charge or PACE Select program fee
Class A2	9.54%	0.06%	1.05%
Class C3	8.79%	(0.64)%	0.38%
Class Y4	9.89%	0.31%	0.29%
Class P5	9.93%	0.33%	1.31%
After deducting maximum sales charge or PACE Select program fee
Class A2	3.57%	(1.06)%	0.27%
Class C3	7.79%	(0.64)%	0.38%
Class P5	7.75%	(1.65)%	(0.70)%
Citigroup Three-Month US Treasury Bill Index[6]	0.08%	0.20%	1.41%
MSCI World Free Index (net)[7,10]	23.24%	4.27%	3.49%
Barclays Global Aggregate Index[8,10]	(2.09)%	3.91%	5.16%
HFRI Fund of Funds Composite Index (net)[9,10]	7.89%	0.19%	1.23%
Lipper Absolute Return Funds median	3.18%	1.92%	1.64%

Average annual total returns for periods ended June 30, 2013, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, 3.70%; 5-year period, (1.61)%; since inception, 0.17%: Class C—1-year period, 7.87%; 5-year period, (1.22)%; since inception, 0.27%: Class Y—1-year period, 9.97%; since inception, 0.12%; Class P—1-year period, 7.84%; 5-year period, (2.23)%; since inception, (0.80)%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2012 prospectuses, were as follows: Class A—2.12% and 2.03%; Class C—2.82% and 2.78%; Class Y—1.91% and 1.78%; and Class P—1.85% and 1.78%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2013 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.88%; Class C—2.63%; Class Y—1.63%; and Class P—1.63%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Since inception returns are calculated as of commencement of issuance on April 10, 2006 for Class P and Class A shares, and April 11, 2006 for Class C shares. Class Y shares commenced issuance on April 3, 2006, and had fully redeemed by July 27, 2006 remaining inactive through July 22, 2008. The inception return of Class Y shares is calculated from July 23, 2008, which is the date the Class Y shares recommenced investment operations. Since inception returns for the Indices and Lipper median are shown as of April 30, 2006, which is the month-end after the inception date of the oldest share classes (Class P and Class A).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

6  The Citigroup Three-Month US Treasury Bill Index is an unmanaged index reflecting monthly return equivalents of yield averages that are not marked to the market and an average of the last three 3-month T-bill month-end rates. 3-month T-bills are the short-term debt obligations of the US government. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

8  The Barclays Global Aggregate Index is an unmanaged broad-based, market capitalization weighted index which is designed to measure the broad global markets for US and non US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. Investors should note that indices do not reflect the deduction of fees and expenses.

9  The HFRI Fund of Funds Composite Index is a Fund of Funds index with multiple managers through funds or managed accounts. The strategy designs a diversified portfolio of managers with the objective of significantly lowering the risk (volatility) of investing with an individual manager. The Fund of Funds manager has discretion in choosing which strategies to invest in for the portfolio. A manager may allocate funds to numerous managers within a single strategy, or with numerous managers in multiple strategies. The minimum investment in a Fund of Funds may be lower than an investment in an individual hedge fund or managed account. The investor has the advantage of diversification among managers and styles with significantly less capital than investing with separate managers. Investors should note that indices do not reflect fees and expenses.

10  The PACE Alternative Strategies Investments' secondary indexes have been changed to include the MSCI World Free Index (net), and HFRI Fund of Funds Index along with Barclays Global Aggregate Index, a current secondary index, to better reflect the fund's flexible investment approach.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio statistics (unaudited)

Characteristics	07/31/13
Net assets (mm)	$554.8
Number of holdings	537
Portfolio composition[1]	07/31/13
Common stocks and preferred stock	30.8%
Bonds and notes	6.9
ADRs and GDRs	0.4
Rights	0.0[2]
Investments sold short	(4.6)
Options, futures, swaps and forward foreign currency contracts	1.1
Cash equivalents and other assets less liabilities	65.4
Total	100.0%
Top five countries (long holdings)[1,3]	07/31/13
United States	15.9%
Japan	3.4
United Kingdom	2.7
Canada	2.2
Mexico	2.2
Total	26.4%
Top five equity sectors (long holdings)[1,3]	07/31/13
Financials	8.4%
Consumer discretionary	5.9
Health care	4.0
Energy	2.8
Information technology	2.6
Total	23.7%
Top five countries (short holdings)[1,3]	07/31/13
United States	(1.5)%
Canada	(0.8)
Germany	(0.4)
Japan	(0.4)
France	(0.4)
Total	(3.5)%
Top five equity sectors (short holdings)[1,3]	07/31/13
Energy	(1.6)%
Financials	(0.8)
Consumer discretionary	(0.5)
Information technology	(0.4)
Materials	(0.4)
Total	(3.7)%

For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 218.

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2013. The Portfolio is actively managed and its composition will vary over time.

2  Amount is less than 0.05%.

3  Figures represent the breakdown of direct investments of PACE Alternative Strategies Investments. Figures would be different if a breakdown of the underlying investment companies was included.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio statistics (unaudited) (concluded)

Top ten equity holdings (long holdings)[1,2]	07/31/13
TJX Cos., Inc.	0.6%
SLM Corp.	0.4
Liberty Media Corp., Class A	0.4
PetSmart, Inc.	0.4
Gilead Sciences, Inc.	0.4
Edison International	0.4
Amgen, Inc.	0.4
Twenty-First Century Fox, Inc., Class B	0.4
Maxim Integrated Products, Inc.	0.3
RioCan Real Estate Investment Trust	0.3
Total	4.0%
Top ten equity holdings (short holdings)[1,2]	07/31/13
QEP Resources, Inc.	(0.2)%
Cobalt International Energy, Inc.	(0.2)
Veolia Environnement SA	(0.2)
Erste Group Bank AG	(0.2)
Encana Corp.	(0.2)
Ultra Petroleum Corp.	(0.2)
DISH Network Corp., Class A	(0.2)
FMC Technologies, Inc.	(0.2)
Banco Popular Espanol SA	(0.2)
Infineon Technologies AG	(0.2)
Total	(2.0)%
Top ten long-term fixed income holdings (long holdings)[1,2]	07/31/13
Mexican Bonos, 10.000%, 12/05/24	0.5%
Mexican Bonos, 6.500%, 06/10/21	0.5
Mexican Bonos, 8.500%, 05/31/29	0.5
Mexican Bonos, 7.500%, 06/03/27	0.5
Volkswagen Leasing GmbH, 3.250%, 05/10/18	0.1
GE Capital European Funding, 3.750%, 04/04/16	0.1
Rabobank Nederland, 4.125%, 01/14/20	0.1
Electricite de France, 6.250%, 01/25/21	0.1
Royal Bank of Scotland PLC, 4.875%, 01/20/17	0.1
Bundesrepublik Deutschland, 1.500%, 02/15/23	0.1
Total	2.6%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2013. The Portfolio is actively managed and its composition will vary over time.

2  Figures represent the breakdown of direct investments of PACE Alternative Strategies Investments. Figures would be different if a breakdown of the underlying investment companies was included.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Industry diversification—(unaudited)

As a percentage of net assets as of July 31, 2013

Common stocks

Aerospace & defense	0.27%
Air freight & logistics	0.14
Airlines	0.15
Auto components	0.15
Automobiles	0.21
Beverages	0.27
Biotechnology	1.18
Capital markets	0.65
Chemicals	0.44
Commercial banks	2.12
Commercial services & supplies	0.55
Computers & peripherals	0.11
Construction & engineering	0.10
Consumer finance	0.58
Containers & packaging	0.08
Diversified consumer services	0.15
Diversified financial services	0.37
Diversified telecommunication services	0.32
Electric utilities	0.39
Electrical equipment	0.18
Electronic equipment, instruments & components	0.12
Energy equipment & services	0.23
Food & staples retailing	0.74
Food products	0.38
Gas utilities	0.07
Health care equipment & supplies	0.96
Health care providers & services	0.51
Hotels, restaurants & leisure	0.90
Household durables	0.51
Independent power producers & energy traders	0.23
Industrial conglomerates	0.16
Insurance	0.25
Internet software & services	0.91
IT services	0.42
Leisure equipment & products	0.31
Machinery	0.34
Media	1.88
Metals & mining	0.98
Multi-utilities	0.16
Multiline retail	0.10
Oil, gas & consumable fuels	2.59
Personal products	0.36

Common stocks—(concluded)

Pharmaceuticals	1.37%
Professional services	0.10
Real estate investment trusts	3.51
Real estate management & development	0.94
Road & rail	0.41
Semiconductors & semiconductor equipment	0.62
Software	0.41
Specialty retail	1.39
Textiles, apparel & luxury goods	0.31
Thrifts & mortgage finance	0.02
Transportation infrastructure	0.03
Water utilities	0.19
Wireless telecommunication services	0.30
Total common stocks	31.12

Preferred stock

Metals & mining	0.07
Total preferred stock	0.07
Rights	0.00[1]

Corporate notes

Apparel	0.02
Auto manufacturers	0.20
Banking non-US	0.75
Beverages	0.09
Building materials	0.07
Building societies	0.09
Chemicals	0.03
Commercial services	0.08
Diversified banking institution	0.67
Diversified financial services	0.01
Diversified operations	0.10
Electric-generation	0.07
Electric-integrated	0.37
Energy-alternate sources	0.04
Engineering & construction	0.09
Finance-auto loans	0.16
Finance-consumer loans	0.08
Food-retail	0.08
Gas-distribution	0.08
Gas-transportation	0.04
Insurance	0.24

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Industry diversification—(unaudited) (concluded)

As a percentage of net assets as of July 31, 2013

Corporate notes—(concluded)

Investment companies	0.03%
Machinery-general industrial	0.07
Medical	0.05
Mining	0.02
Money center banks	0.11
Multimedia	0.02
Oil & gas	0.10
Paper & forest products	0.02
REITS-diversified	0.03
REITS-shopping centers	0.04
Retail-discount	0.02
Satellite telecommunications	0.03
Software	0.03
Steel-producers	0.04
Telecommunications	0.38
Tobacco	0.09
Transportation	0.08
Water	0.04
Total corporate notes	4.56
Non-US government obligations	2.31
Time deposits	15.47
Short-term US government obligations	38.66
Repurchase agreement	6.34

Options purchased

Call options purchased	2.09
Put options purchased	0.70
Total options purchased	2.79

Investments sold short
Common stocks

Automobiles	(0.17)%
Commercial banks	(0.54)
Construction & engineering	(0.07)
Electric utilities	(0.18)
Electronic equipment, instruments & components	(0.13)
Energy equipment & services	(0.30)
Food & staples retailing	(0.08)
Food products	(0.12)
Health care providers & services	(0.09)
Insurance	(0.01)
Machinery	(0.10)
Media	(0.36)
Metals & mining	(0.39)
Multi-utilities	(0.21)
Oil, gas & consumable fuels	(1.34)
Real estate management & development	(0.23)
Semiconductors & semiconductor equipment	(0.18)
Software	(0.10)
Total investments sold short	(4.60)
Other assets in excess of liabilities	3.28
Net assets	100.00%

1  Weighting represents less than 0.005% of the Portfolio's net assets as of July 31, 2013.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2013

	Number of shares	Value
Common stocks—31.12%
Australia—0.90%
Caltex Australia Ltd.	37,236	$626,216
Dexus Property Group	90,492	85,406
GPT Group	75,135	247,178
Mirvac Group	232,812	343,191
Rio Tinto Ltd.	24,478	1,265,338
Santos Ltd.	62,260	765,006
Sydney Airport	56,347	181,824
Westfield Group	60,686	612,024
Westfield Retail Trust	328,432	888,585
Total Australia common stocks		5,014,768
Austria—0.14%
Oesterreichische Post AG	18,032	770,043
Belgium—0.25%
Ageas	34,726	1,390,321
Bermuda—0.36%
Bunge Ltd.	5,687	432,269
First Pacific Co. Ltd.	168,000	189,974
Hongkong Land Holdings Ltd.	31,000	209,870
Lazard Ltd., Class A	22,911	833,044
Yue Yuen Industrial Holdings Ltd.	115,500	317,954
Total Bermuda common stocks		1,983,111
Canada—2.19%
Africa Oil Corp.*	51,684	388,533
Alimentation Couche Tard, Inc., Class B	19,931	1,221,552
Canadian Imperial Bank of Commerce	17,400	1,320,205
Canadian Tire Corp. Ltd., Class A	6,600	543,178
Empire Co. Ltd.	100	7,860
First Quantum Minerals Ltd.	38,761	622,682
Genworth MI Canada, Inc.	3,300	91,922
H&R Real Estate Investment Trust	48,300	1,016,223
Husky Energy, Inc.	33,900	976,964
Metro, Inc.	1,900	136,280
National Bank of Canada	18,400	1,415,426
Open Text Corp.	1,300	91,877
RioCan Real Estate Investment Trust	80,100	1,898,193
Rogers Communications, Inc., Class B	29,700	1,186,728
Suncor Energy, Inc.	32,563	1,029,106
Yamana Gold, Inc.	17,300	180,731
Total Canada common stocks		12,127,460
Cayman Islands—0.56%
51job, Inc., ADR*	8,396	558,334
China Mengniu Dairy Co. Ltd.	160,000	640,569
China Metal Recycling Holdings Ltd.*,1,2	352,200	0
Herbalife Ltd.[3]	19,106	1,251,443
Sands China Ltd.	116,400	629,607
Total Cayman Islands common stocks		3,079,953
Denmark—0.19%
Danske Bank A/S*	57,275	1,055,718
	Number of shares	Value
Common stocks—(continued)
Finland—0.16%
Wartsila Oyj	19,932	$902,092
France—0.89%
BNP Paribas SA	20,543	1,329,164
Carrefour SA	38,090	1,169,027
Ingenico SA	9,053	676,974
Klepierre	5,880	254,934
Sanofi	9,578	1,021,533
Unibail-Rodamco SE	2,041	494,582
Total France common stocks		4,946,214
Germany—0.06%
GSW Immobilien AG	2,319	93,848
Hugo Boss AG	976	113,196
Merck KGaA	736	121,707
Total Germany common stocks		328,751
Hong Kong—1.12%
BOC Hong Kong (Holdings) Ltd.	337,500	1,059,638
Henderson Land Development Co. Ltd.	34,400	214,678
HKT Trust and HKT Ltd.	246,000	240,747
Hopewell Holdings Ltd.	73,500	233,135
New World Development Co. Ltd.	158,000	231,023
SJM Holdings Ltd.	72,000	180,474
Sun Hung Kai Properties Ltd.	119,000	1,588,078
Swire Properties Ltd.	30,000	88,194
The Link REIT	357,000	1,746,886
Wheelock & Co. Ltd.	125,000	651,142
Total Hong Kong common stocks		6,233,995
Ireland—0.20%
Accenture PLC, Class A	14,582	1,076,297
Warner Chilcott PLC, Class A3	438	9,334
Total Ireland common stocks		1,085,631
Israel—0.05%
Mellanox Technologies Ltd.*	6,300	287,595
Italy—0.08%
Prada SpA	46,800	436,887
Japan—3.39%
ABC-Mart, Inc.	8,600	388,234
Daiwa Securities Group, Inc.	94,000	802,615
Hakuhodo DY Holdings, Inc.	6,640	457,767
Mazda Motor Corp.*	18,000	75,375
Medipal Holdings Corp.	46,800	581,236
Mitsubishi Estate Co. Ltd.	13,000	330,743
Mitsubishi Materials Corp.	139,000	491,206
Mitsui Fudosan Co. Ltd.	49,000	1,482,862
NAMCO BANDAI Holdings, Inc.	52,300	847,184
Nippon Building Fund, Inc.	11	119,875
Nippon Prologis REIT, Inc.	17	147,585
Nippon Steel & Sumitomo Metal	341,000	992,595
Nomura Real Estate Office Fund, Inc.	95	415,764
Olympus Corp.*	400	12,252

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2013

	Number of shares	Value
Common stocks—(continued)
Japan—(concluded)
Oracle Corp. Japan	6,700	$261,403
Oriental Land Co. Ltd.	8,200	1,335,819
ORIX Corp.	59,200	879,747
Otsuka Corp.	11,300	1,278,766
Park24 Co. Ltd.	35,000	644,878
Resorttrust, Inc.	19,200	583,981
Sekisui House Ltd.	78,000	1,009,356
Seven & I Holdings Co. Ltd.	22,000	831,376
Shionogi & Co. Ltd.	41,000	833,735
Sumitomo Mitsui Financial Group, Inc.	33,100	1,516,224
Suzuken Co. Ltd.	2,600	81,391
Taisei Corp.	148,000	577,428
Tokyo Gas Co. Ltd.	70,000	385,354
Tsumura & Co.	20,200	576,436
Yamaha Corp.	66,800	858,282
Total Japan common stocks		18,799,469
Jersey—0.10%
Petrofac Ltd.	28,689	573,035
Netherlands—0.43%
Koninklijke Philips N.V.	27,211	870,976
LyondellBasell Industries N.V., Class A3	21,800	1,497,878
Total Netherlands common stocks		2,368,854
Norway—0.24%
DNB ASA	78,740	1,311,487
Papua New Guinea—0.14%
Oil Search Ltd.	108,647	791,024
Portugal—0.16%
Galp Energia, SGPS SA	54,825	875,237
Russia—0.46%
Magnit OJSC[4]	12,417	715,219
Mining and Metallurgical Co. Norilsk Nickel, ADR	69,635	933,805
Rosneft Oil Co., GDR[4]	93,356	660,961
VTB Bank OJSC, GDR[4]	93,077	263,036
Total Russia common stocks		2,573,021
Singapore—0.52%
Ascendas Real Estate Investment Trust (A-REIT)	804,000	1,455,089
Capitaland Ltd.	39,000	99,123
ComfortDelGro Corp. Ltd.	510,000	802,612
Mapletree Commercial Trust	69,000	64,610
StarHub Ltd.	131,000	453,555
Total Singapore common stocks		2,874,989
South Korea—0.05%
Samsung Electronics Co. Ltd.	259	295,098
Spain—0.33%
Grifols SA	42,761	1,803,889
	Number of shares	Value
Common stocks—(continued)
Sweden—0.30%
Elekta AB, B Shares	61,437	$1,049,061
Lundin Petroleum AB*	29,035	639,664
Total Sweden common stocks		1,688,725
Switzerland—0.38%
Roche Holding AG	4,777	1,176,893
Syngenta AG	2,388	947,769
Total Switzerland common stocks		2,124,662
United Kingdom—2.10%
Aveva Group PLC	13,614	497,876
British Sky Broadcasting Group PLC	131,915	1,661,595
BT Group PLC	220,262	1,141,596
Derwent London PLC	5,100	187,054
DS Smith PLC	110,562	436,291
Great Portland Estates PLC	28,394	240,161
Hammerson PLC	54,044	435,325
Inmarsat PLC	35,698	371,179
Land Securities Group PLC	26,132	377,259
Lloyds Banking Group PLC*	1,368,158	1,425,073
Persimmon PLC*	40,745	766,114
Rio Tinto PLC	20,654	928,458
Royal Dutch Shell PLC, A Shares	22,872	778,691
Segro PLC	42,449	200,701
Telecity Group PLC	25,000	338,098
Tui Travel PLC	127,467	741,121
United Utilities Group PLC	97,375	1,068,771
Workspace Group PLC	9,953	68,377
Total United Kingdom common stocks		11,663,740
United States—15.37%
Abbott Laboratories[3]	10,644	389,890
AbbVie, Inc.[3]	39,935	1,816,244
Acuity Brands, Inc.	11,298	977,277
American Capital Agency Corp.[3]	42,193	950,608
Amgen, Inc.[3]	19,669	2,129,956
Annaly Capital Management, Inc.[3]	103,054	1,228,404
AvalonBay Communities, Inc.	2,485	336,320
Avery Dennison Corp.[3]	41,142	1,840,282
Baxter International, Inc.	14,449	1,055,355
Beam, Inc.	12,566	816,664
Biogen Idec, Inc.*	1,836	400,487
BMC Software, Inc.*	3,609	165,906
BorgWarner, Inc.*	8,860	845,510
Boston Properties, Inc.	2,326	248,766
CA, Inc.	20,196	600,629
Calpine Corp.*	63,291	1,266,453
Citigroup, Inc.	35,765	1,864,787
CMS Energy Corp.	31,808	890,306
Cobalt International Energy, Inc.*	14,452	416,940
Comcast Corp., Class A3	20,767	936,176
CST Brands, Inc.*	3,292	107,352
DDR Corp.	14,429	246,447
Delta Air Lines, Inc.*	39,687	842,555
eBay, Inc.*	19,146	989,657

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2013

	Number of shares	Value
Common stocks—(continued)
United States—(continued)
Edison International[3]	42,995	$2,143,301
Edwards Lifesciences Corp.*,3	18,979	1,354,721
Equinix, Inc.*	4,084	732,465
Equity Residential	5,793	324,408
Essex Property Trust, Inc.	1,340	216,129
Express Scripts Holding Co.*	13,432	880,468
Extra Space Storage, Inc.	5,825	244,941
Facebook, Inc., Class A*	2,303	84,820
Federal Realty Investment Trust	2,210	232,779
First Republic Bank	25,037	1,081,348
General Growth Properties, Inc.	21,218	440,061
General Motors Co.*	31,187	1,118,678
Gilead Sciences, Inc.*,3	35,841	2,202,429
Google, Inc., Class A*	1,940	1,721,944
H&R Block, Inc.	25,688	807,374
Halliburton Co.	15,457	698,502
Hanesbrands, Inc.	13,812	876,510
Health Care REIT, Inc.	4,071	262,539
Hologic, Inc.*,3	81,834	1,857,632
Host Hotels & Resorts, Inc.	18,857	336,786
J.B. Hunt Transport Services, Inc.	10,817	810,518
Kansas City Southern	6,330	682,058
Kilroy Realty Corp.	2,751	143,987
Kimco Realty Corp.	13,796	311,100
Kraft Foods Group, Inc.	18,554	1,049,785
Las Vegas Sands Corp.	7,369	409,495
Lennar Corp., Class A	2,996	101,475
Liberty Media Corp., Class A*,3	15,958	2,293,643
Marathon Petroleum Corp.[3]	17,927	1,314,587
Maxim Integrated Products, Inc.[3]	67,719	1,936,763
McKesson Corp.[3]	10,284	1,261,435
Monster Beverage Corp.*	10,926	666,377
NetApp, Inc.	15,110	621,323
Northrop Grumman Corp.	6,434	592,314
Occidental Petroleum Corp.	12,035	1,071,717
ON Semiconductor Corp.*	110,655	911,797
Pall Corp.	14,418	1,008,683
PetSmart, Inc.[3]	30,511	2,234,015
Phillips 66[3]	25,630	1,576,245
Precision Castparts Corp.	4,138	917,477
ProLogis, Inc.	12,989	498,258
Public Storage	1,544	245,836
PulteGroup, Inc.*,3	58,785	977,595
Simon Property Group, Inc.	4,636	742,038
SL Green Realty Corp.	4,757	431,222
SLM Corp.[3]	95,222	2,352,936
Starbucks Corp.	14,743	1,050,291
Starwood Hotels & Resorts Worldwide, Inc.	1,396	92,345
Starz - Liberty Capital*,3	37,556	847,639
State Street Corp.	13,288	925,775
Tesoro Corp.[3]	20,573	1,169,575
The ADT Corp.*	13,723	550,018
The Charles Schwab Corp.	48,521	1,071,829
The Estee Lauder Cos., Inc., Class A	10,979	720,771
	Number of shares		Value
Common stocks—(concluded)
United States—(concluded)
The Gap, Inc.[3]		12,195	$559,751
The Home Depot, Inc.		13,575	1,072,832
The Macerich Co.		4,518	280,342
Time Warner Cable, Inc.		6,809	776,703
Time Warner, Inc.		14,608	909,494
TJX Cos., Inc.[3]		63,958	3,328,374
Twenty-First Century Fox, Inc.		19,065	569,662
Twenty-First Century Fox, Inc., Class B3		65,907	1,976,551
Valero Energy Corp.[3]		35,746	1,278,634
VeriSign, Inc.*,3		23,069	1,103,621
VMware, Inc., Class A*,3		9,379	770,860
Vornado Realty Trust		5,088	431,513
Zoetis, Inc.[3]		55,887	1,665,991
Total United States common stocks			85,296,056
Total common stocks (cost—$157,648,065)			172,681,825
Preferred stock—0.07%
Brazil—0.07%
Vale SA (cost—$395,181)		30,200	372,643
Rights—0.00%
Hong Kong—0.00%
New Hotel, expires 12/31/13* (cost—$0)		1,925	0
	Face amount
Corporate notes—4.56%
Australia—0.05%
Santos Finance Ltd. 8.250%, due 09/22/70[5]	EUR	100,000	146,172
Telstra Corp. Ltd. 2.500%, due 09/15/23	EUR	100,000	131,348
Total Australia corporate notes			277,520
Belgium—0.04%
Anheuser-Busch InBev N.V. 2.000%, due 12/16/19[4]	EUR	150,000	202,426
Canada—0.02%
Great-West Lifeco, Inc. 2.500%, due 04/18/23[4]	EUR	100,000	129,807
Cayman Islands—0.08%
Hutchison Whampoa Finance 09 Ltd. 4.750%, due 11/14/16[4]	EUR	200,000	294,218
IPIC GMTN Ltd. 4.875%, due 05/14/16[4]	EUR	100,000	145,008
Total Cayman Islands corporate notes			439,226

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2013

	Face amount		Value
Corporate notes—(continued)
Czech Republic—0.03%
CEZ AS 4.500%, due 06/29/20	EUR	100,000	$151,243
Denmark—0.12%
AP Moller - Maersk A/S 3.375%, due 08/28/19[4]	EUR	100,000	137,399
4.875%, due 10/30/14	EUR	50,000	69,516
Danske Bank A/S 3.875%, due 02/28/17	EUR	200,000	287,683
4.100%, due 03/16/18[5]	EUR	60,000	81,577
DONG Energy A/S 6.250%, due 06/26/3013[4,5]	EUR	78,000	105,713
Total Denmark corporate notes			681,888
Finland—0.03%
Teollisuuden Voima OYJ 4.625%, due 02/04/19[4]	EUR	100,000	148,508
France—0.92%
Areva SA 3.500%, due 03/22/21	EUR	100,000	135,877
3.875%, due 09/23/16	EUR	50,000	70,495
ASF 7.375%, due 03/20/19	EUR	150,000	255,689
AXA SA 5.250%, due 04/16/40[4,5]	EUR	100,000	138,172
BNP Paribas SA 2.875%, due 11/27/17[4]	EUR	100,000	140,076
2.875%, due 09/26/23	EUR	100,000	132,351
3.000%, due 02/24/17	EUR	150,000	210,824
4.730%, due 04/12/16[4,5,6]	EUR	50,000	66,019
BPCE SA 2.000%, due 04/24/18	EUR	100,000	133,949
Casino Guichard-Perrachon SA 3.311%, due 01/25/23[4]	EUR	100,000	131,371
4.379%, due 02/08/17	EUR	200,000	290,092
Christian Dior SA 4.000%, due 05/12/16	EUR	100,000	141,077
Cie de St. Gobain 3.625%, due 06/15/21[4]	EUR	100,000	138,024
4.500%, due 09/30/19[4]	EUR	120,000	176,995
CNP Assurances 6.875%, due 09/30/41[5]	EUR	100,000	146,671
Credit Agricole SA 3.900%, due 04/19/21	EUR	100,000	131,908
Electricite de France 4.500%, due 11/12/40	EUR	50,000	73,695
4.625%, due 04/26/30	EUR	50,000	75,378
6.250%, due 01/25/21	EUR	250,000	421,306
Eutelsat SA 5.000%, due 01/14/19[4]	EUR	100,000	150,633
GDF Suez 3.500%, due 10/18/22	EUR	100,000	144,702
Lafarge SA 8.875%, due 05/27/14[4,7]	EUR	60,000	84,422
	Face amount		Value
Corporate notes—(continued)
France—(concluded)
Orange SA 8.125%, due 01/28/33	EUR	70,000	$140,678
Pernod-Ricard SA 4.875%, due 03/18/16	EUR	100,000	145,165
5.000%, due 03/15/17[4]	EUR	100,000	148,727
RCI Banque SA 3.250%, due 01/17/14[4]	EUR	180,000	241,925
4.000%, due 03/16/16[4]	EUR	200,000	279,855
4.250%, due 04/27/17[4]	EUR	30,000	42,763
Societe Fonciere Lyonnaise SA 4.625%, due 05/25/16	EUR	100,000	142,740
Societe Generale SA 4.750%, due 03/02/21	EUR	100,000	152,023
9.375%, due 09/04/19[4,5,6]	EUR	50,000	73,834
Suez Environnement Co. 4.125%, due 06/24/22	EUR	50,000	74,959
Veolia Environnement SA 4.450%, due 04/16/18[4,5,6]	EUR	100,000	129,257
Vivendi SA 4.750%, due 07/13/21	EUR	100,000	150,286
Total France corporate notes			5,111,938
Germany—0.17%
MAN SE 7.250%, due 05/20/16	EUR	50,000	78,056
RWE AG 4.625%, due 09/28/15[4,5,6]	EUR	46,000	62,151
ThyssenKrupp AG 9.250%, due 06/18/14[7]	EUR	150,000	212,272
Volkswagen Leasing GmbH 3.250%, due 05/10/18	EUR	400,000	575,655
Total Germany corporate notes			928,134
Ireland—0.23%
Bord Gais Eireann 3.625%, due 12/04/17[4]	EUR	100,000	140,190
ESB Finance Ltd. 6.250%, due 09/11/17[4]	EUR	100,000	153,456
FGA Capital Ireland PLC 4.375%, due 09/18/14[4]	EUR	100,000	136,076
GE Capital European Funding 3.750%, due 04/04/16	EUR	350,000	498,193
5.375%, due 01/23/20	EUR	80,000	126,396
6.000%, due 01/15/19	EUR	50,000	80,341
Willow No.2 Ireland PLC for Zurich Insurance Co. Ltd. 3.375%, due 06/27/22[4]	EUR	100,000	139,964
Total Ireland corporate notes			1,274,616
Italy—0.22%
Assicurazioni Generali SpA MTN 5.125%, due 09/16/24[4]	EUR	75,000	106,546
Edison SpA 3.250%, due 03/17/15[4]	EUR	50,000	68,837

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2013

	Face amount		Value
Corporate notes—(continued)
Italy—(concluded)
Enel SpA 5.250%, due 06/20/17[4]	EUR	210,000	$306,542
Intesa Sanpaolo SpA 5.000%, due 02/28/17[4]	EUR	200,000	282,915
Snam SpA 5.000%, due 01/18/19[4]	EUR	150,000	221,280
Telecom Italia Capital SA 5.250%, due 11/15/13	USD	120,000	121,213
UniCredit SpA 4.875%, due 03/07/17[4]	EUR	100,000	140,405
Total Italy corporate notes			1,247,738
Jersey—0.08%
Heathrow Funding Ltd. 4.600%, due 02/15/18[4]	EUR	150,000	224,800
Prosecure Funding 4.668%, due 06/30/16	EUR	160,000	218,177
Total Jersey corporate notes			442,977
Luxembourg—0.10%
Fiat Finance & Trade SA 7.000%, due 03/23/17[4]	EUR	100,000	141,323
Fiat Industrial Finance Europe SA 6.250%, due 03/09/18[4]	EUR	100,000	147,097
Gazprom (Gaz Capital SA) 8.125%, due 02/04/15	EUR	100,000	145,141
Wind Acquisition Finance SA 7.375%, due 02/15/18[4]	EUR	100,000	137,691
Total Luxembourg corporate notes			571,252
Mexico—0.03%
America Movil SAB de C.V. 4.125%, due 10/25/19	EUR	100,000	146,837
Netherlands—0.68%
ABN Amro Bank N.V. 4.310%, due 03/10/16[5,6]	EUR	20,000	24,944
6.375%, due 04/27/21[4]	EUR	100,000	149,162
Allianz Finance II BV 5.750%, due 07/08/41[5]	EUR	100,000	148,436
BMW Finance N.V. 3.625%, due 01/29/18	EUR	180,000	263,409
Deutsche Bahn Finance BV 3.000%, due 03/08/24	EUR	100,000	140,980
Deutsche Telekom International Finance BV 6.000%, due 01/20/17	EUR	200,000	309,330
ELM BV (Swiss Reinsurance Co.) 5.252%, due 05/25/16[5,6]	EUR	50,000	68,513
Enel Finance International N.V. 5.750%, due 10/24/18	EUR	100,000	150,596
ING Bank N.V. 4.000%, due 12/23/16[4]	EUR	150,000	216,335
4.250%, due 01/13/17[4]	EUR	120,000	174,626
4.500%, due 02/21/22[4]	EUR	100,000	150,209
4.625%, due 03/15/19[5]	EUR	120,000	159,163
	Face amount		Value
Corporate notes—(continued)
Netherlands—(concluded)
KBC IFIMA N.V. 3.875%, due 03/31/15[4]	EUR	80,000	$111,429
4.375%, due 10/26/15[4]	EUR	100,000	142,520
Koninklijke KPN N.V. 3.250%, due 02/01/21[4]	EUR	100,000	135,435
LeasePlan Corp. N.V. 3.875%, due 09/16/15[4]	EUR	100,000	140,348
Linde Finance BV 7.375%, due 07/14/66[5]	EUR	120,000	182,241
OI European Group BV 6.750%, due 09/15/20[4]	EUR	100,000	151,992
Rabobank Nederland 4.125%, due 01/14/20	EUR	300,000	446,134
Repsol International Finance BV 4.250%, due 02/12/16[4]	EUR	100,000	141,555
RWE Finance BV 6.625%, due 01/31/19	EUR	50,000	82,447
Siemens Financieringsmaatschappij N.V. 2.875%, due 03/10/28	EUR	100,000	132,920
Telefonica Europe BV 5.875%, due 02/14/33	EUR	50,000	73,375
Ziggo Bond Co. 8.000%, due 05/15/18[4]	EUR	70,000	99,643
Total Netherlands corporate notes			3,795,742
Norway—0.03%
DnB NOR Bank ASA 4.375%, due 02/24/21[4]	EUR	110,000	166,783
Spain—0.36%
Amadeus Capital Markets SA 4.875%, due 07/15/16	EUR	100,000	145,418
Banco Bilbao Vizcaya Argentaria SA 3.500%, due 12/05/17	EUR	100,000	138,817
4.250%, due 03/30/15	EUR	50,000	69,366
Bankia SA 3.500%, due 11/13/14	EUR	50,000	66,591
BBVA Senior Finance SAU 4.375%, due 09/21/15	EUR	100,000	138,468
Ferrovial Emisiones SA 3.375%, due 01/30/18[4]	EUR	200,000	272,620
Gas Natural Capital Markets SA 4.125%, due 01/26/18	EUR	200,000	284,156
Iberdrola Finanzas SAU 4.750%, due 01/25/16	EUR	200,000	286,666
Santander International Debt SAU 3.500%, due 08/12/14[4]	EUR	100,000	135,553
Telefonica Emisiones SAU 4.710%, due 01/20/20[4]	EUR	100,000	142,607
4.797%, due 02/21/18[4]	EUR	200,000	289,148
Total Spain corporate notes			1,969,410

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2013

	Face amount		Value
Corporate notes—(continued)
Sweden—0.20%
Atlas Copco AB 2.500%, due 02/28/23[4]	EUR	100,000	$133,306
Nordea Bank AB 3.750%, due 02/24/17	EUR	90,000	130,123
4.000%, due 06/29/20	EUR	100,000	148,487
6.250%, due 09/10/18[5]	EUR	125,000	167,093
Svenska Handelsbanken AB 4.375%, due 10/20/21[4]	EUR	200,000	306,983
TeliaSonera AB 3.625%, due 02/14/24[4]	EUR	100,000	144,445
3.875%, due 10/01/25	EUR	50,000	73,015
Total Sweden corporate notes			1,103,452
United Arab Emirates—0.02%
Xstrata Finance Dubai Ltd. 1.750%, due 05/19/16[4,7]	EUR	100,000	132,991
United Kingdom—0.64%
Abbey National Treasury Services PLC 3.375%, due 10/20/15[4]	EUR	100,000	139,412
Aviva PLC 5.250%, due 10/02/23[5]	EUR	50,000	66,517
Barclays Bank PLC 6.625%, due 03/30/22[4]	EUR	70,000	108,400
7.625%, due 11/21/22	USD	200,000	199,000
BAT International Finance PLC 3.625%, due 11/09/21[4]	EUR	100,000	145,211
Brambles Finance PLC 4.625%, due 04/20/18	EUR	100,000	149,052
Coventry Building Society 2.250%, due 12/04/17[4]	EUR	150,000	200,951
Experian Finance PLC 4.750%, due 02/04/20	EUR	50,000	76,336
FCE Bank PLC 4.750%, due 01/19/15[4]	EUR	150,000	210,074
G4S International Finance PLC 2.625%, due 12/06/18[4]	EUR	100,000	130,674
Hammerson PLC 2.750%, due 09/26/19[4]	EUR	100,000	135,150
4.875%, due 06/19/15[4]	EUR	50,000	71,183
HSBC Holdings PLC 6.000%, due 06/10/19[4]	EUR	80,000	124,216
Imperial Tobacco Finance PLC 4.500%, due 07/05/18	EUR	150,000	223,902
LBG Capital No. 2 PLC, Series 22 15.000%, due 12/21/19[4]	EUR	50,000	93,850
Legal & General Group PLC 4.000%, due 06/08/25[5]	EUR	50,000	67,489
Lloyds TSB Bank PLC 6.500%, due 03/24/20[4]	EUR	90,000	133,834
10.375%, due 02/12/24[4,5]	EUR	50,000	80,629
Mondi Finance PLC 3.375%, due 09/28/20[4]	EUR	100,000	135,713
	Face amount		Value
Corporate notes—(concluded)
United Kingdom—(concluded)
Nationwide Building Society 3.125%, due 04/03/17	EUR	100,000	$140,893
6.750%, due 07/22/20	EUR	100,000	148,380
Royal Bank of Scotland PLC 4.875%, due 01/20/17	EUR	270,000	396,802
6.934%, due 04/09/18	EUR	50,000	69,173
SSE PLC 5.025%, due 10/01/15[5,6]	EUR	150,000	209,291
Stagecoach Group PLC 5.750%, due 12/16/16	GBP	50,000	84,420
Total United Kingdom corporate notes			3,540,552
United States—0.51%
American International Group, Inc. 5.000%, due 06/26/17	EUR	50,000	73,854
AT&T, Inc. 2.500%, due 03/15/23	EUR	100,000	131,138
Bank of America Corp. 4.750%, due 04/03/17[4]	EUR	200,000	295,263
Citigroup, Inc. 0.870%, due 05/31/17[5]	EUR	100,000	126,716
1.469%, due 11/30/17[5]	EUR	75,000	96,434
4.000%, due 11/26/15	EUR	150,000	212,511
7.375%, due 09/04/19	EUR	120,000	204,969
GE Capital Trust II 5.500%, due 09/15/67[4,5]	EUR	50,000	68,222
HSBC Finance Corp. 3.750%, due 11/04/15	EUR	100,000	140,658
Merrill Lynch & Co., Inc. 4.625%, due 09/14/18	EUR	100,000	142,733
MetLife Global Funding I 4.625%, due 05/16/17	EUR	100,000	149,639
Morgan Stanley 4.000%, due 11/17/15	EUR	205,000	288,121
4.500%, due 02/23/16	EUR	50,000	71,167
5.500%, due 10/02/17	EUR	50,000	75,336
Pemex Project Funding Master Trust 6.375%, due 08/05/16[4]	EUR	100,000	151,460
Philip Morris International, Inc. 2.750%, due 03/19/25	EUR	100,000	130,844
Roche Holdings, Inc. 6.500%, due 03/04/21[4]	EUR	150,000	262,902
Wal-Mart Stores, Inc. 4.875%, due 09/21/29	EUR	60,000	97,504
Zurich Finance (USA), Inc. 5.750%, due 10/02/23[5]	EUR	80,000	106,960
Total United States corporate notes			2,826,431
Total corporate notes (cost—$24,014,318)			25,289,471

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2013

	Face amount		Value
Non-US government obligations—2.31%
Germany—0.11%
Bundesrepublik Deutschland 1.500%, due 02/15/23	EUR	300,000	$394,355
1.500%, due 05/15/23	EUR	125,000	163,650
3.250%, due 01/04/20	EUR	50,000	75,951
Total Germany			633,956
Italy—0.02%
Italy Buoni Poliennali Del Tesoro 4.250%, due 03/01/20	EUR	75,000	102,860
Mexico—2.18%
Mexican Bonos 6.500%, due 06/10/21	MXN	37,230,000	3,036,388
7.500%, due 06/03/27	MXN	34,870,000	3,001,379
8.500%, due 05/31/29	MXN	32,600,000	3,001,764
10.000%, due 12/05/24	MXN	29,140,000	3,040,002
Total Mexico			12,079,533
Total non-US government obligations (cost—$13,066,786)			12,816,349
Time deposits—15.47%
Abbey National 0.100%, due 08/01/13	USD	11,001,064	11,001,064
ABN Amro Bank N.V. 0.380%, due 01/21/14	USD	5,000,000	5,000,000
BNP Paribas 0.100%, due 08/01/13	USD	8,550,714	8,550,714
Commerzbank AG 0.315%, due 08/19/13	USD	5,000,000	5,000,000
Credit Agricole 0.440%, due 09/06/13	USD	2,500,000	2,500,000
0.450%, due 11/14/13	USD	2,500,000	2,500,000
Deutsche Bank AG 0.250%, due 10/08/13	USD	5,000,000	5,000,000
DGZ Dekabank 0.195%, due 08/08/13	USD	7,500,000	7,499,716
DZ Bank AG 0.090%, due 08/01/13	USD	11,000,722	11,000,722
Export Development Canada 0.160%, due 01/13/14	USD	5,000,000	4,996,336
ING Bank N.V. 0.890%, due 10/17/13	USD	2,000,000	2,000,000
0.530%, due 04/30/14	USD	2,500,000	2,500,000
KBC Bank N.V. 0.330%, due 09/26/13	USD	5,000,000	5,000,000
KFW 0.110%, due 10/28/13	USD	5,000,000	4,998,656
Natixis 0.470%, due 10/15/13	USD	2,500,000	2,500,000
Societe Generale 0.450%, due 11/01/13	USD	2,500,000	2,500,000
Societe Generale, Cayman Islands 0.080%, due 08/01/13	USD	3,300,502	3,300,502
Total time deposits (cost—$85,847,710)			85,847,710
	Face amount		Value
Short-term US government obligations[8]—38.66%
US Treasury Bills 0.020%, due 08/22/13	USD	10,000,000	$9,999,940
0.045%, due 09/19/13[3]	USD	23,000,000	22,999,149
0.053%, due 09/26/13[3]	USD	107,150,000	107,144,964
0.072%, due 11/21/13[3]	USD	58,600,000	58,592,265
0.075%, due 11/29/13[3]	USD	15,753,000	15,750,905
Total short-term US government obligations (cost—$214,468,716)			214,487,223
Repurchase agreement—6.34%
Repurchase agreement dated 07/31/13 with State Street Bank and Trust Co., 0.010% due 08/01/13, collateralized by $1,537,451 Federal Home Loan Mortgage Corp. obligations, 1.960% due 11/07/22, $35,441,342 Federal National Mortgage Association obligations, 2.140% to 2.170% due 11/07/22 and $1,165,403 US Treasury Notes, 0.250% to 0.750% due 10/31/13 to 12/15/13; (value—$35,870,742); proceeds: $35,167,010 (cost—$35,167,000)		35,167,000	35,167,000
	Number of contracts/ Notional amount
Options purchased—2.79%
Call options purchased—2.09%
DAX Index, strike @ 8,900, expires 08/16/13		1,270	7,603
DAX Index, strike @ 9,250, expires 09/20/13		1,016	4,055
Euro STOXX 50 Index, strike @ 2,925, expires 08/16/13		508	6,082
Euro STOXX 50 Index, strike @ 2,975, expires 08/16/13		1,016	4,055
Euro STOXX 50 Index, strike @ 3,100, expires 09/20/13		508	7,434
Euro STOXX 50 Index, strike @ 3,150, expires 09/20/13		508	676
GBP Currency Futures, strike @ 152, expires 08/09/13		82	49,448
GBP Currency Futures, strike @ 153, expires 08/09/13		71	36,831
GBP Currency Futures, strike @ 158, expires 08/09/13		752	18,800
GBP Currency Futures, strike @ 159, expires 08/09/13		100	1,250
GBP Currency Futures, strike @ 160, expires 08/09/13		100	625

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2013

	Number of contracts/ Notional amount		Value
Options purchased—(continued)
Call options purchased—(concluded)
GBP Currency Futures, strike @ 160, expires 09/06/13		152	$6,650
JPY Currency Futures, strike @ 108, expires 08/09/13		102	3,187
JPY Currency Futures, strike @ 109, expires 08/09/13		102	1,913
JPY Currency Futures, strike @ 110, expires 08/09/13		204	2,550
JPY Currency Futures, strike @ 111.5, expires 09/06/13		204	17,850
S&P 500 Index, strike @ 1,550, expires 03/22/14		180	2,883,600
S&P 500 Index, strike @ 1,565, expires 09/21/13		20	243,600
S&P 500 Index, strike @ 1,575, expires 09/21/13		32	374,400
S&P 500 Index, strike @ 1,580, expires 09/21/13		25	270,750
S&P 500 Index, strike @ 1,605, expires 09/21/13		3	26,010
S&P 500 Index, strike @ 1,610, expires 08/17/13		178	1,444,470
S&P 500 Index, strike @ 1,620, expires 09/21/13		30	222,900
S&P 500 Index, strike @ 1,645, expires 09/21/13		25	141,625
S&P 500 Index, strike @ 1,665, expires 09/21/13		15	71,850
S&P 500 Index, strike @ 1,675, expires 09/21/13		15	54,900
S&P 500 Index, strike @ 1,690, expires 09/21/13		44	123,200
S&P 500 Index, strike @ 1,700, expires 08/17/13		152	150,480
S&P 500 Index, strike @ 1,850, expires 08/17/13		152	760
S&P 500 Index, strike @ 1,870, expires 09/21/13		152	760
USD Call/CNY Put, strike @ CNY 6.38, expires 12/11/13	USD	23,000,000	32,729
USD Call/JPY Put, strike @ JPY 82, expires 02/09/15	USD	9,000,000	1,516,131
USD Call/JPY Put, strike @ JPY 84.5, expires 12/11/13	USD	23,000,000	3,142,651
USD Call/JPY Put, strike @ JPY 86, expires 12/10/15	USD	1,000,000	140,540
USD Call/JPY Put, strike @ JPY 88, expires 05/16/14	USD	1,250,000	138,213
USD Call/JPY Put, strike @ JPY 94, expires 08/15/13	USD	11,700,000	470,971
Total call options purchased			11,619,549
	Number of contracts/ Notional amount		Value
Options purchased—(continued)
Put options purchased—0.70%
Apple, Inc., strike @ 515, expires 10/19/13		17	$115,217
DAX Index, strike @ 6,750, expires 09/20/13		2,032	121,647
DAX Index, strike @ 6,900, expires 08/16/13		1,000	4,656
Euro STOXX 50 Index, strike @ 2,275, expires 09/20/13		1,016	44,604
Euro STOXX 50 Index, strike @ 2,300, expires 08/16/13		1,524	14,192
Euro STOXX 50 Index, strike @ 2,350, expires 09/20/13		1,270	81,098
Euro STOXX 50 Index, strike @ 2,375, expires 12/20/13		1,016	423,089
GBP Currency Futures, strike @ 141, expires 08/09/13		100	625
GBP Currency Futures, strike @ 142, expires 08/09/13		400	2,500
GBP Currency Futures, strike @ 143, expires 09/06/13		152	7,600
GBP Currency Futures, strike @ 144, expires 08/09/13		200	1,250
GBP Currency Futures, strike @ 146, expires 08/09/13		244	4,575
GBP Currency Futures, strike @ 147, expires 08/09/13		193	6,031
GBP Currency Futures, strike @ 151, expires 08/09/13		82	51,498
GBP Currency Futures, strike @ 152, expires 08/09/13		71	40,381
JPY Currency Futures, strike @ 91.5, expires 08/09/13		300	1,875
JPY Currency Futures, strike @ 93, expires 08/09/13		36	225
JPY Currency Futures, strike @ 94, expires 09/06/13		102	4,463
Kospi 200 Index, strike @ 241.79, expires 12/12/13	KRW	35,100,000	184,857
S&P 500 Index, strike @ 1,150, expires 08/17/13		1,016	5,080
S&P 500 Index, strike @ 1,180, expires 08/17/13		305	1,525
S&P 500 Index, strike @ 1,200, expires 08/17/13		1,727	8,635
S&P 500 Index, strike @ 1,230, expires 08/17/13		152	760
S&P 500 Index, strike @ 1,250, expires 08/17/13		1,110	5,550
S&P 500 Index, strike @ 1,280, expires 08/17/13		305	1,525
S&P 500 Index, strike @ 1,300, expires 09/21/13		1,778	44,450

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2013

	Number of contracts/ Notional amount		Value
Options purchased—(concluded)
Put options purchased—(concluded)
S&P 500 Index, strike @ 1,320, expires 09/21/13		305	$6,100
S&P 500 Index, strike @ 1,350, expires 08/17/13		228	1,140
S&P 500 Index, strike @ 1,350, expires 09/21/13		508	10,160
S&P 500 Index, strike @ 1,380, expires 08/17/13		58	290
S&P 500 Index, strike @ 1,400, expires 08/17/13		635	6,350
S&P 500 Index, strike @ 1,400, expires 12/21/13		762	638,556
S&P 500 Index, strike @ 1,410, expires 08/17/13		152	760
S&P 500 Index, strike @ 1,420, expires 08/17/13		508	2,540
S&P 500 Index, strike @ 1,430, expires 08/17/13		305	1,525
S&P 500 Index, strike @ 1,450, expires 08/17/13		305	4,575
S&P 500 Index, strike @ 1,480, expires 09/21/13		107	23,540
S&P 500 Index, strike @ 1,495, expires 08/17/13		67	1,675
S&P 500 Index, strike @ 1,560, expires 10/19/13		106	112,890
S&P 500 Index, strike @ 1,615, expires 09/21/13		20	24,300
S&P 500 Index, strike @ 1,650, expires 09/21/13		428	890,240
S&P 500 Index, strike @ 1,655, expires 08/17/13		305	253,150
S&P 500 Index, strike @ 1,685, expires 09/21/13		25	80,000
US Treasury Note 10 Year Futures, strike @ 119.5, expires 08/23/13		406	6,344
US Treasury Note 10 Year Futures, strike @ 120.5, expires 08/23/13		304	4,750
US Treasury Note 10 Year Futures, strike @ 121, expires 08/23/13		152	4,750
USD Put/CNY Call, strike @ CNY 6.38, expires 12/11/13	USD	23,000,000	599,656
USD Put/JPY Call, strike @ JPY 71, expires 05/16/14	USD	1,250,000	1,344
USD Put/JPY Call, strike @ JPY 79.5, expires 12/11/13	USD	23,000,000	14,260
Total put options purchased			3,866,803
Total options purchased (cost—$13,978,310)			15,486,352
Total investments before investments sold short (cost—$544,586,086)—101.32%			562,148,573
	Shares	Value
Investments sold short—(4.60)%
Common stocks—(4.60)%
Australia—(0.24)%
Alumina Ltd.	(808,328)	$(704,768)
Iluka Resources Ltd.	(64,833)	(642,192)
Total Australia common stocks		(1,346,960)
Austria—(0.20)%
Erste Group Bank AG	(37,209)	(1,130,108)
Bermuda—(0.12)%
Nabors Industries Ltd.	(41,732)	(642,255)
Canada—(0.76)%
Catamaran Corp.	(9,700)	(510,924)
Encana Corp.	(64,100)	(1,124,605)
MEG Energy Corp.	(32,000)	(977,354)
Pengrowth Energy Corp.	(31,300)	(180,407)
Turquoise Hill Resources Ltd.	(78,300)	(313,322)
Ultra Petroleum Corp.	(51,429)	(1,113,438)
Total Canada common stocks		(4,220,050)
France—(0.39)%
Electricite de France SA	(33,507)	(983,125)
JCDecaux SA	(572)	(18,354)
Veolia Environnement SA	(86,095)	(1,155,100)
Total France common stocks		(2,156,579)
Germany—(0.44)%
Daimler AG	(14,028)	(974,537)
Infineon Technologies AG	(111,699)	(985,804)
Metro AG	(13,588)	(468,460)
Total Germany common stocks		(2,428,801)
Japan—(0.39)%
Hulic Co. Ltd.	(43,200)	(518,435)
Mitsubishi Estate Co. Ltd.	(16,000)	(407,068)
Nexon Co. Ltd.	(42,200)	(534,019)
Nippon Electric Glass Co. Ltd.	(132,000)	(710,489)
Total Japan common stocks		(2,170,011)
Portugal—(0.13)%
Banco Espirito Santo SA	(758,805)	(736,918)
Spain—(0.18)%
Banco Popular Espanol SA	(225,784)	(992,730)
Mapfre SA	(8,605)	(31,481)
Total Spain common stocks		(1,024,211)
Sweden—(0.09)%
Lundin Petroleum AB	(22,009)	(484,876)
Switzerland—(0.03)%
Banque Cantonale Vaudoise	(312)	(161,150)
United Kingdom—(0.10)%
Melrose Industries PLC	(135,234)	(580,144)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2013

	Shares	Value
Investments sold short—(continued)
Common stocks—(continued)
United States—(1.53)%
Allegheny Technologies, Inc.	(17,456)	$(481,262)
Cablevision Systems Corp., Class A	(43,794)	(818,510)
CBRE Group, Inc., Class A	(16,005)	(370,836)
Cobalt International Energy, Inc.	(40,993)	(1,182,648)
CONSOL Energy, Inc.	(1,622)	(50,331)
DISH Network Corp., Class A	(23,779)	(1,061,732)
FMC Technologies, Inc.	(19,179)	(1,022,241)
Green Mountain Coffee Roasters, Inc.	(8,457)	(652,711)
KBR, Inc.	(12,824)	(401,135)
Peabody Energy Corp.	(58,436)	(967,700)
	Shares	Value
Investments sold short—(concluded)
Common stocks—(concluded)
United States—(concluded)
QEP Resources, Inc.	(45,036)	$(1,373,147)
Sirius XM Radio, Inc.	(22,617)	(84,361)
Total United States common stocks		(8,466,614)
Total investments sold short (proceeds—$24,663,438)—(4.60)%		(25,548,677)
Other assets in excess of liabilities—3.28%		18,209,672
Net assets—100.00%		$554,809,568
For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 218.

Aggregate cost for federal income tax purposes before investments sold short was $546,617,852; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$24,697,602
Gross unrealized depreciation	(9,166,881)
Net unrealized appreciation	$15,530,721

Written options

Number of contracts/ Notional amount		Call options written	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
	17	Apple, Inc., strike @ 515	10/19/13	$93,425	$(4,547)	$88,878
	1,254	DAX Index, strike @ 8,650	08/16/13	119,952	(57,555)	62,397
	16	DAX Index, strike @ 8,700	08/16/13	1,816	(404)	1,412
	508	DAX Index, strike @ 9,000	09/20/13	25,762	(32,101)	(6,339)
	508	DAX Index, strike @ 9,100	09/20/13	28,200	(10,475)	17,725
	1,270	Euro STOXX 50 Index, strike @ 2,825	09/20/13	373,674	(680,887)	(307,213)
	508	Euro STOXX 50 Index, strike @ 2,850	08/16/13	23,345	(44,604)	(21,259)
	1,016	Euro STOXX 50 Index, strike @ 2,875	08/16/13	65,090	(45,956)	19,134
	1,016	Euro STOXX 50 Index, strike @ 3,000	09/20/13	46,972	(68,933)	(21,961)
	102	GBP Currency Futures, strike @ 155	08/09/13	10,529	(10,529)	—
	304	GBP Currency Futures, strike @ 156	08/09/13	41,507	(24,700)	16,807
	546	GBP Currency Futures, strike @ 157	08/09/13	57,665	(23,888)	33,777
	152	GBP Currency Futures, strike @ 158	09/06/13	20,441	(18,050)	2,391
	204	JPY Currency Futures, strike @ 105	08/09/13	45,884	(45,900)	(16)
	102	JPY Currency Futures, strike @ 106	08/09/13	21,367	(11,475)	9,892
	102	JPY Currency Futures, strike @ 107	08/09/13	22,642	(5,738)	16,904
	102	JPY Currency Futures, strike @ 107	09/06/13	27,783	(47,175)	(19,392)
	102	JPY Currency Futures, strike @ 109.5	09/06/13	23,917	(19,125)	4,792
KRW	35,100,000	Kospi 200 Index, strike @ 241.79	12/12/13	327,600	(457,994)	(130,394)
	20	S&P 500 Index, strike @ 1,615	09/21/13	95,958	(156,600)	(60,642)
	124	S&P 500 Index, strike @ 1,650	09/21/13	638,339	(738,420)	(100,081)
	67	S&P 500 Index, strike @ 1,675	08/17/13	50,109	(159,460)	(109,351)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2013

Written options—(continued)

Number of contracts/ Notional amount	Call options written	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
25	S&P 500 Index, strike @ 1,685	09/21/13	$89,947	$(75,000)	$14,947
107	S&P 500 Index, strike @ 1,705	09/21/13	80,023	(246,100)	(166,077)
102	S&P 500 Index, strike @ 1,730	08/17/13	12,905	(17,646)	(4,741)
254	S&P 500 Index, strike @ 1,750	08/17/13	57,070	(15,240)	41,830
304	S&P 500 Index, strike @ 1,770	08/17/13	36,139	(6,080)	30,059
98	S&P 500 Index, strike @ 1,770	10/19/13	89,218	(68,404)	20,814
50	S&P 500 Index, strike @ 1,780	08/17/13	3,645	(1,000)	2,645
8	S&P 500 Index, strike @ 1,780	10/19/13	6,783	(4,216)	2,567
254	S&P 500 Index, strike @ 1,790	08/17/13	17,245	(1,270)	15,975
152	S&P 500 Index, strike @ 1,810	09/21/13	24,000	(9,272)	14,728
254	S&P 500 Index, strike @ 1,840	09/21/13	21,055	(3,810)	17,245
			$2,600,007	$(3,112,554)	$(512,547)
	Put options written
1,014	DAX Index, strike @ 7,250	09/20/13	139,326	(141,642)	(2,316)
500	DAX Index, strike @ 7,300	08/16/13	83,047	(10,643)	72,404
254	DAX Index, strike @ 7,600	08/16/13	14,666	(11,996)	2,670
1,270	Euro STOXX 50 Index, strike @ 2,200	09/20/13	336,970	(38,859)	298,111
508	Euro STOXX 50 Index, strike @ 2,425	08/16/13	38,430	(8,786)	29,644
508	Euro STOXX 50 Index, strike @ 2,425	09/20/13	69,552	(48,659)	20,893
508	Euro STOXX 50 Index, strike @ 2,500	08/16/13	20,202	(14,868)	5,334
508	Euro STOXX 50 Index, strike @ 2,525	08/16/13	29,532	(17,571)	11,961
508	Euro STOXX 50 Index, strike @ 2,575	12/20/13	453,460	(453,460)	—
300	GBP Currency Futures, strike @ 143	08/09/13	39,214	(1,875)	37,339
152	GBP Currency Futures, strike @ 145	09/06/13	22,341	(15,200)	7,141
635	GBP Currency Futures, strike @ 148	08/09/13	77,545	(35,719)	41,826
202	GBP Currency Futures, strike @ 149	08/09/13	19,077	(22,725)	(3,648)
97	JPY Currency Futures, strike @ 94	08/09/13	22,783	(606)	22,177
236	JPY Currency Futures, strike @ 95.5	08/09/13	42,917	(1,475)	41,442
3	JPY Currency Futures, strike @ 96	08/09/13	704	(19)	685
102	JPY Currency Futures, strike @ 96	09/06/13	18,817	(12,750)	6,067
381	S&P 500 Index, strike @ 1,300	08/17/13	89,317	(1,905)	87,412
152	S&P 500 Index, strike @ 1,310	08/17/13	21,480	(760)	20,720
406	S&P 500 Index, strike @ 1,320	08/17/13	121,259	(2,030)	119,229
432	S&P 500 Index, strike @ 1,330	08/17/13	114,304	(2,160)	112,144
254	S&P 500 Index, strike @ 1,340	08/17/13	37,355	(1,270)	36,085
305	S&P 500 Index, strike @ 1,375	08/17/13	86,907	(2,440)	84,467
254	S&P 500 Index, strike @ 1,380	09/21/13	31,215	(16,510)	14,705
254	S&P 500 Index, strike @ 1,420	09/21/13	37,565	(25,400)	12,165
107	S&P 500 Index, strike @ 1,425	09/21/13	165,624	(11,235)	154,389
67	S&P 500 Index, strike @ 1,445	08/17/13	82,269	(335)	81,934
762	S&P 500 Index, strike @ 1,450	09/21/13	190,164	(83,820)	106,344
152	S&P 500 Index, strike @ 1,460	08/17/13	20,960	(3,040)	17,920
152	S&P 500 Index, strike @ 1,470	08/17/13	27,039	(3,800)	23,239

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2013

Written options—(concluded)

Number of contracts/ Notional amount	Put options written	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
152	S&P 500 Index, strike @ 1,470	09/21/13	$39,960	$(22,800)	$17,160
8	S&P 500 Index, strike @ 1,475	10/19/13	5,583	(3,656)	1,927
456	S&P 500 Index, strike @ 1,480	08/17/13	60,599	(13,680)	46,919
49	S&P 500 Index, strike @ 1,480	10/19/13	43,997	(25,235)	18,762
254	S&P 500 Index, strike @ 1,490	08/17/13	29,945	(12,700)	17,245
254	S&P 500 Index, strike @ 1,490	09/21/13	65,505	(53,848)	11,657
49	S&P 500 Index, strike @ 1,490	10/19/13	48,407	(28,910)	19,497
304	S&P 500 Index, strike @ 1,500	08/17/13	66,999	(10,640)	56,359
152	S&P 500 Index, strike @ 1,510	08/17/13	24,000	(5,320)	18,680
406	S&P 500 Index, strike @ 1,520	08/17/13	74,004	(20,300)	53,704
660	S&P 500 Index, strike @ 1,530	08/17/13	120,199	(33,000)	87,199
254	S&P 500 Index, strike @ 1,540	08/17/13	68,045	(19,050)	48,995
254	S&P 500 Index, strike @ 1,550	08/17/13	55,345	(17,526)	37,819
20	S&P 500 Index, strike @ 1,565	09/21/13	113,958	(12,400)	101,558
32	S&P 500 Index, strike @ 1,575	09/21/13	169,532	(21,760)	147,772
254	S&P 500 Index, strike @ 1,575	12/21/13	880,845	(711,200)	169,645
25	S&P 500 Index, strike @ 1,580	09/21/13	120,967	(19,500)	101,467
3	S&P 500 Index, strike @ 1,605	09/21/13	14,394	(3,018)	11,376
178	S&P 500 Index, strike @ 1,610	08/17/13	124,225	(48,060)	76,165
30	S&P 500 Index, strike @ 1,620	09/21/13	143,037	(38,700)	104,337
25	S&P 500 Index, strike @ 1,645	09/21/13	124,947	(46,500)	78,447
15	S&P 500 Index, strike @ 1,665	09/21/13	59,968	(31,500)	28,468
15	S&P 500 Index, strike @ 1,675	09/21/13	56,968	(40,875)	16,093
44	S&P 500 Index, strike @ 1,690	09/21/13	142,807	(145,200)	(2,393)
254	US Treasury Note 10 Year Futures, strike @ 122	08/23/13	35,140	(15,875)	19,265
304	US Treasury Note 10 Year Futures, strike @ 122.5	08/23/13	44,401	(23,750)	20,651
304	US Treasury Note 10 Year Futures, strike @ 123.5	08/23/13	39,682	(38,000)	1,682
			$5,227,500	$(2,454,561)	$2,772,939
			$7,827,507	$(5,567,115)	$2,260,392

Written options activity for the year ended July 31, 2013 was as follows:

	Number of contracts	Premiums received
Options outstanding at July 31, 2012	3,643	$1,815,494
Options written	154,869	47,436,891
Options terminated in closing purchase transactions	(62,112)	(26,337,047)
Options expired prior to exercise	(71,014)	(15,415,431)
Options outstanding at July 31, 2013	25,386	$7,499,907
	Notional amount	Premiums received
Options outstanding at July 31, 2012	$—	$—
Options written	35,100,000	327,600
Options terminated in closing purchase transactions	—	—
Options expired prior to exercise	—	—
Options outstanding at July 31, 2013	$35,100,000	$327,600

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2013

Foreign exchange written options

Notional amount (000)		Calls written	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	23,000	USD Call/CNY Put, strike @ CNY 6.38	RBS	12/11/13	$23,000	$(32,729)	$(9,729)
USD	23,000	USD Call/JPY Put, strike @ JPY 84.50	RBS	12/11/13	957,974	(3,142,651)	(2,184,677)
USD	1,250	USD Call/JPY Put, strike @ JPY 88	BB	05/16/14	50,525	(137,318)	(86,793)
USD	2,500	USD Call/JPY Put, strike @ JPY 105	BB	05/12/14	75,450	(39,407)	36,043
USD	2,500	USD Call/JPY Put, strike @ JPY 105	BB	05/09/14	78,775	(39,210)	39,565
USD	2,500	USD Call/JPY Put, strike @ JPY 105	BB	05/07/14	85,249	(38,826)	46,423
USD	2,500	USD Call/JPY Put, strike @ JPY 105	BB	05/08/14	83,525	(39,010)	44,515
USD	2,500	USD Call/JPY Put, strike @ JPY 105	BB	05/13/14	45,900	(39,605)	6,295
					$1,400,398	$(3,508,756)	$(2,108,358)
		Puts written
USD	23,000	USD Put/CNY Call, strike @ CNY 6.38	RBS	12/11/13	$549,700	$(599,656)	$(49,956)
USD	9,000	USD Put/JPY Call, strike @ JPY 67	RBS	02/09/15	423,000	(28,944)	394,056
USD	1,000	USD Put/JPY Call, strike @ JPY 68	RBS	12/10/15	84,275	(9,058)	75,217
USD	1,250	USD Put/JPY Call, strike @ JPY 71	BB	05/16/14	67,475	(1,714)	65,761
USD	11,700	USD Put/JPY Call, strike @ JPY 75	RBS	08/15/13	592,605	—	592,605
USD	23,000	USD Put/JPY Call, strike @ JPY 79.50	RBS	12/11/13	332,577	(14,261)	318,316
USD	2,500	USD Put/JPY Call, strike @ JPY 95	BB	05/07/14	43,500	(76,923)	(33,423)
USD	2,500	USD Put/JPY Call, strike @ JPY 95	BB	05/08/14	45,225	(77,210)	(31,985)
USD	2,500	USD Put/JPY Call, strike @ JPY 95	BB	05/09/14	49,975	(77,473)	(27,498)
USD	2,500	USD Put/JPY Call, strike @ JPY 95	BB	05/12/14	53,300	(77,732)	(24,432)
USD	2,500	USD Put/JPY Call, strike @ JPY 95	BB	05/13/14	82,850	(77,995)	4,855
					$2,324,482	$(1,040,966)	$1,283,516
					$3,724,880	$(4,549,722)	$(824,842)

Swaptions and foreign exchange written options activity for the year ended July 31, 2013 was as follows:

Premiums received
Swaptions and foreign exchange options outstanding at July 31, 2012	$5,134,778
Swaptions and foreign exchange options written	3,537,572
Swaptions and foreign exchange options terminated in closing purchase transactions	(4,947,470)
Swaptions and foreign exchange options expired prior to exercise	—
Swaptions and foreign exchange options outstanding at July 31, 2013	$3,724,880

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2013

Futures contracts

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
US Treasury futures buy contracts:
588	USD	US Treasury Note 10 Year Futures	September 2013	$76,043,820	$74,345,250	$(1,698,570)
Index futures buy contracts:
26	AUD	ASX SPI 200 Index Futures	September 2013	2,723,633	2,922,546	198,913
76	CAD	S&P TSE 60 Index Futures	September 2013	10,314,043	10,543,378	229,335
17	EUR	Amerstdam Index Futures	August 2013	1,648,478	1,662,986	14,508
49	EUR	DAX Index Futures	September 2013	13,289,138	13,418,773	129,635
72	GBP	FTSE 100 Index Futures	September 2013	6,871,827	7,164,426	292,599
109	HKD	H-Shares Index Futures	August 2013	6,862,131	6,793,394	(68,737)
64	HKD	Hang Seng Index Futures	August 2013	9,018,295	9,021,489	3,194
52	JPY	NIKKEI 225 Index Futures	September 2013	7,580,499	7,190,280	(390,219)
73	JPY	TOPIX Index Futures	September 2013	8,118,398	8,353,566	235,168
632	USD	MSCI EAFE Mini Index Futures	September 2013	53,132,103	54,456,280	1,324,177
367	USD	NASDAQ 100 Emini Index Futures	September 2013	21,652,418	22,629,220	976,802
877	USD	S&P 500 E-Mini Index Futures	September 2013	71,660,185	73,689,925	2,029,740
Interest rate futures buy contracts:
32	EUR	German Euro Bund Futures	September 2013	6,095,297	6,049,473	(45,824)
91	GBP	United Kingdom Long Gilt Bond Futures	September 2013	15,478,882	15,545,391	66,509
				$310,489,147	$313,786,377	$3,297,230
Number of contracts	Currency		Expiration date	Proceeds	Current value	Unrealized appreciation (depreciation)
US Treasury futures sell contracts:
106	USD	Ultra Long US Treasury Bond Futures	September 2013	$16,165,273	$15,290,500	$874,773
Index futures sell contracts:
19	AUD	ASX SPI 200 Index Futures	September 2013	2,028,642	2,135,707	(107,065)
34	CHF	Swiss Market Index Futures	September 2013	2,825,063	2,864,102	(39,039)
322	EUR	CAC 40 Index Futures	August 2013	16,593,936	17,062,092	(468,156)
271	EUR	EURO STOXX 50 Index Futures	September 2013	9,467,737	9,917,394	(449,657)
22	EUR	DAX Index Futures	September 2013	5,840,659	6,024,755	(184,096)
75	EUR	FTSE MIB Index Futures	September 2013	7,930,072	8,218,563	(288,491)
116	EUR	IBEX 35 Index Futures	August 2013	12,016,639	12,943,348	(926,709)
7	HKD	Hang Seng Index Futures	August 2013	989,536	986,725	2,811
48	JPY	TOPIX Index Futures	September 2013	5,434,778	5,492,756	(57,978)
110	SEK	OMX 30 Index Futures	August 2013	2,048,858	2,077,258	(28,400)
261	USD	MSCI Taiwan Index Futures	August 2013	7,481,578	7,422,840	58,738
408	USD	Russell 2000 Mini Index Futures	September 2013	39,961,778	42,550,320	(2,588,542)
413	USD	S&P 500 E-Mini Index Futures	September 2013	34,327,124	34,702,325	(375,201)
Interest rate futures sell contracts:
56	AUD	Australian Treasury Bond 10 Year Futures	September 2013	5,874,762	5,970,705	(95,943)
79	CAD	Canada Government Bond 10 Year Futures	September 2013	10,462,380	10,108,895	353,485
268	JPY	JGB MINI 10 Year Futures	September 2013	38,937,410	39,128,462	(191,052)
				$218,386,225	$222,896,747	$(4,510,522)
						$(1,213,292)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2013

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BB	AUD	13,785,615	USD	12,832,708	09/18/13	$480,807
BB	CAD	11,252,505	USD	11,027,057	09/17/13	83,808
BB	CAD	6,586,605	USD	6,365,012	09/18/13	(40,416)
BB	CAD	13,096,893	USD	12,752,822	09/18/13	16,185
BB	CHF	14,978,755	USD	16,082,873	09/18/13	(108,374)
BB	CHF	8,958,183	USD	9,729,742	09/18/13	46,417
BB	CNY	29,997,380	USD	4,773,005	08/28/13	(111,665)
BB	CNY	29,997,380	USD	4,773,005	08/29/13	(111,291)
BB	DKK	1,200,000	USD	208,929	10/10/13	(5,359)
BB	EUR	208,626	USD	279,413	09/05/13	1,836
BB	EUR	20,041,947	USD	25,851,867	09/05/13	(813,933)
BB	EUR	597,843	USD	781,873	09/11/13	(13,574)
BB	EUR	11,709,015	USD	15,263,170	09/18/13	(316,403)
BB	EUR	2,714,317	USD	3,621,286	09/18/13	9,719
BB	EUR	13,518,331	USD	18,052,812	09/24/13	65,440
BB	EUR	4,921,811	USD	6,334,926	10/17/13	(214,562)
BB	EUR	383,007	USD	500,110	10/25/13	(9,576)
BB	GBP	211,804	USD	314,583	09/11/13	(7,534)
BB	GBP	1,974,983	USD	3,034,528	09/18/13	31,041
BB	HKD	326,201	USD	42,062	09/11/13	(5)
BB	HKD	3,900,000	USD	503,125	10/10/13	129
BB	JPY	92,602,100	USD	1,000,000	08/21/13	54,120
BB	JPY	2,137,770,232	USD	24,293,092	08/23/13	2,456,702
BB	JPY	1,053,135,791	USD	11,998,676	08/26/13	1,241,188
BB	JPY	1,053,123,793	USD	11,998,676	08/27/13	1,241,255
BB	JPY	94,777,900	USD	1,000,000	08/28/13	31,860
BB	JPY	48,134,700	USD	500,000	08/29/13	8,310
BB	JPY	4,994,991	USD	51,698	09/11/13	672
BB	JPY	85,387,713	USD	857,808	09/11/13	(14,474)
BB	JPY	323,000,000	USD	3,242,659	10/10/13	(57,470)
BB	NOK	12,942,222	USD	2,231,377	09/18/13	38,927
BB	NZD	18,569,478	USD	14,364,995	09/18/13	(417,036)
BB	SEK	2,214,956	USD	331,206	09/05/13	(8,350)
BB	SEK	104,030,184	USD	15,770,466	09/18/13	(173,051)
BB	SGD	713,083	USD	571,796	09/11/13	10,673
BB	SGD	7,323,492	USD	5,809,552	09/18/13	46,697
BB	SGD	8,448,512	USD	6,830,502	10/21/13	182,228
BB	SGD	5,686,857	USD	4,590,340	11/21/13	115,055
BB	USD	469	AUD	493	09/05/13	(27)
BB	USD	16,327,924	AUD	17,833,497	09/18/13	(349,124)
BB	USD	4,156,362	CAD	4,360,498	09/18/13	84,191
BB	USD	7,814,213	CHF	7,344,953	09/18/13	125,295
BB	USD	2,002,655	CHF	1,848,368	09/18/13	(4,666)
BB	USD	1,006,398	EUR	767,499	09/05/13	14,759
BB	USD	28,926	EUR	21,771	09/11/13	41

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2013

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BB	USD	28,985,985	EUR	21,804,540	09/18/13	$26,312
BB	USD	6,230,717	EUR	4,652,990	09/18/13	(39,624)
BB	USD	38,576	GBP	24,646	09/11/13	(1,094)
BB	USD	16,554,589	GBP	10,648,606	09/18/13	(360,553)
BB	USD	171,641	HKD	1,330,905	09/13/13	(6)
BB	USD	6,773,834	INR	379,673,405	10/21/13	(656,169)
BB	USD	4,630,965	INR	260,190,750	11/21/13	(468,031)
BB	USD	73,000,000	JPY	6,476,757,100	08/21/13	(6,843,433)
BB	USD	1,703,603	JPY	165,043,352	09/18/13	(17,534)
BB	USD	2,599,597	NOK	15,425,662	09/18/13	13,555
BB	USD	4,404,092	NOK	25,420,201	09/18/13	(97,836)
BB	USD	6,939,890	NZD	8,891,211	09/18/13	137,862
BB	USD	1,253,909	NZD	1,559,187	09/18/13	(12,735)
BB	USD	2,304,835	SEK	15,513,918	09/18/13	72,806
BB	USD	44,285	SGD	55,937	09/11/13	(268)
BB	USD	918,101	SGD	1,167,120	09/18/13	306
BNP	AUD	32,166	USD	30,631	09/05/13	1,785
BNP	AUD	1,522,544	USD	1,444,567	09/11/13	79,736
BNP	AUD	11,200,000	USD	11,453,456	09/24/13	1,422,248
BNP	AUD	1,900,000	USD	1,713,604	10/10/13	13,668
BNP	CAD	453,047	USD	434,996	09/05/13	(5,728)
BNP	CAD	11,915,760	USD	11,693,249	09/12/13	103,565
BNP	CAD	1,660,000	USD	1,570,949	10/10/13	(42,519)
BNP	CAD	2,281,880	USD	2,239,662	11/21/13	24,057
BNP	CAD	7,280,156	USD	7,119,991	11/25/13	51,984
BNP	CHF	1,700,000	USD	1,795,021	10/10/13	(42,952)
BNP	CNY	6,248,000	USD	1,000,000	08/22/13	(17,870)
BNP	CNY	150,118,212	USD	23,907,981	08/23/13	(546,112)
BNP	CNY	33,083,672	USD	5,273,005	08/26/13	(115,051)
BNP	CNY	29,938,672	USD	4,773,005	08/27/13	(102,478)
BNP	CNY	8,177,000	USD	1,300,000	08/28/13	(31,514)
BNP	CNY	12,523,000	USD	2,000,000	08/29/13	(39,046)
BNP	EUR	400,000	USD	525,906	08/13/13	(6,253)
BNP	EUR	5,240,000	USD	6,948,255	08/19/13	(23,168)
BNP	EUR	402,704	USD	523,901	09/05/13	(11,897)
BNP	EUR	189,605	USD	247,094	09/11/13	(5,181)
BNP	EUR	2,575,794	USD	3,344,320	10/10/13	(83,214)
BNP	GBP	4,272,519	USD	6,640,759	08/13/13	141,702
BNP	GBP	283,731	USD	427,346	09/05/13	(4,176)
BNP	GBP	7,529	USD	11,375	09/11/13	(75)
BNP	GBP	825,857	USD	1,270,817	09/11/13	14,830
BNP	JPY	50,000,000	USD	488,358	08/13/13	(22,344)
BNP	JPY	47,974,050	USD	500,000	08/26/13	9,958
BNP	JPY	136,020,750	USD	1,500,000	08/30/13	110,557
BNP	JPY	24,818,125	USD	248,571	09/11/13	(4,960)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2013

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BNP	MXN	80,029,630	USD	6,220,000	09/17/13	$(18,291)
BNP	MXN	15,200,000	USD	1,169,051	10/22/13	(12,105)
BNP	NOK	1,000,000	USD	162,990	10/10/13	(6,273)
BNP	SEK	1,462	USD	216	09/05/13	(9)
BNP	SEK	3,800,000	USD	565,058	10/10/13	(17,046)
BNP	SGD	18,399	USD	14,528	09/11/13	50
BNP	USD	29,847	AUD	31,673	09/05/13	(1,444)
BNP	USD	42,149	AUD	44,138	09/11/13	(2,583)
BNP	USD	1,810,000	AUD	1,928,825	09/24/13	(82,460)
BNP	USD	423,739	CAD	432,685	09/05/13	(2,823)
BNP	USD	35,000,000	CNY	219,730,000	08/21/13	799,262
BNP	USD	1,200,000	CNY	7,563,000	08/29/13	31,438
BNP	USD	6,220,000	EUR	4,662,144	08/19/13	(17,370)
BNP	USD	663,073	EUR	507,697	09/05/13	12,417
BNP	USD	72,184	EUR	53,836	09/05/13	(555)
BNP	USD	26,847	EUR	20,042	09/11/13	(180)
BNP	USD	123,789	EUR	93,991	09/11/13	1,269
BNP	USD	427,880	GBP	272,244	09/05/13	(13,829)
BNP	USD	36,361	GBP	24,407	09/11/13	758
BNP	USD	83,467	HKD	647,316	09/11/13	11
BNP	USD	232,264	HKD	1,801,604	09/13/13	73
BNP	USD	125,985	HKD	976,875	09/13/13	(6)
BNP	USD	101,600	JPY	10,021,441	09/11/13	774
BNP	USD	53,647	JPY	5,072,358	09/11/13	(1,830)
BNP	USD	1,811,662	MXN	22,200,000	10/18/13	(85,943)
BNP	USD	1,824,093	MXN	22,500,000	10/21/13	(75,516)
BNP	USD	12,673,385	MXN	156,300,000	10/22/13	(527,680)
BNP	USD	1,823,797	MXN	22,500,000	10/23/13	(75,529)
BNP	USD	329,134	MXN	4,000,000	10/24/13	(18,358)
BNP	USD	334,668	SEK	2,216,424	09/05/13	5,113
BNP	USD	65,094	SGD	82,425	09/11/13	(234)
BNP	USD	198,148	SGD	253,649	09/11/13	1,448
MSCI	AUD	11,295,540	USD	10,601,046	09/18/13	480,250
MSCI	CAD	17,473,147	USD	17,099,795	09/18/13	107,281
MSCI	CAD	3,586,364	USD	3,417,687	09/18/13	(70,027)
MSCI	CHF	17,563,662	USD	18,855,587	09/18/13	(129,808)
MSCI	EUR	5,420,327	USD	7,009,959	09/18/13	(202,124)
MSCI	EUR	1,052,937	USD	1,408,928	09/18/13	7,929
MSCI	JPY	880,860,077	USD	9,124,673	09/18/13	125,879
MSCI	NZD	10,787,431	USD	8,427,929	09/18/13	(159,289)
MSCI	SEK	37,393,656	USD	5,568,549	09/18/13	(162,349)
MSCI	SGD	13,583,382	USD	10,810,147	09/18/13	121,385
MSCI	USD	11,530,537	AUD	12,534,737	09/18/13	(299,422)
MSCI	USD	1,682,873	CAD	1,754,994	09/18/13	23,847
MSCI	USD	8,353,402	CAD	8,530,851	09/18/13	(57,209)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2013

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
MSCI	USD	1,185,349	CHF	1,105,919	09/18/13	$10,091
MSCI	USD	26,806,254	EUR	20,188,638	09/18/13	55,984
MSCI	USD	9,470,302	GBP	6,077,614	09/18/13	(227,674)
MSCI	USD	2,420,237	JPY	242,462,743	09/18/13	56,742
MSCI	USD	4,787,299	JPY	463,068,210	09/18/13	(56,632)
MSCI	USD	1,885,636	NOK	11,437,733	09/18/13	51,950
MSCI	USD	2,211,574	NOK	12,853,224	09/18/13	(34,200)
MSCI	USD	7,024,977	NZD	8,953,347	09/18/13	102,237
MSCI	USD	1,488,120	SGD	1,884,894	09/18/13	(4,897)
RBS	AUD	900,000	USD	916,180	08/13/13	107,823
RBS	AUD	2,156,537	USD	2,154,600	09/18/13	222,345
RBS	AUD	1,961,835	USD	1,995,000	09/19/13	237,313
RBS	AUD	2,109,851	USD	2,130,000	09/20/13	239,825
RBS	AUD	1,962,341	USD	1,995,000	09/23/13	237,326
RBS	AUD	375,386	USD	372,400	09/24/13	36,188
RBS	CAD	1,950,000	USD	1,922,118	08/13/13	24,113
RBS	CAD	2,191,100	USD	2,138,827	11/22/13	11,418
RBS	CHF	1,030,000	USD	1,106,073	08/13/13	(6,970)
RBS	CNY	219,730,000	USD	35,245,948	08/21/13	(553,315)
RBS	CNY	6,296,500	USD	1,000,000	08/26/13	(25,457)
RBS	CNY	3,152,750	USD	500,000	08/27/13	(13,422)
RBS	EUR	3,597,936	USD	4,724,179	08/13/13	(62,507)
RBS	EUR	4,276,948	USD	5,552,110	08/19/13	(138,046)
RBS	EUR	383,072	USD	492,227	10/17/13	(17,529)
RBS	GBP	57,081	USD	85,476	09/05/13	(1,338)
RBS	HKD	2,600,000	USD	335,228	08/13/13	(29)
RBS	HKD	279,312	USD	36,011	09/11/13	(9)
RBS	HKD	12,673,179	USD	1,633,353	09/13/13	(995)
RBS	JPY	253,000,000	USD	2,580,350	08/13/13	(3,801)
RBS	JPY	6,384,155,000	USD	65,321,741	08/21/13	111,054
RBS	JPY	99,467,500	USD	1,000,000	08/22/13	(16,012)
RBS	JPY	93,513,900	USD	1,000,000	08/27/13	44,777
RBS	JPY	1,148,096,495	USD	13,104,778	08/28/13	1,377,172
RBS	JPY	2,245,708,024	USD	25,604,778	08/29/13	2,665,143
RBS	SEK	2,400,000	USD	368,440	08/13/13	328
RBS	SGD	11,930	USD	9,418	09/11/13	30
RBS	SGD	450,000	USD	353,704	10/10/13	(405)
RBS	USD	26,436	AUD	28,916	09/11/13	(515)
RBS	USD	19,960	CAD	20,362	09/05/13	(151)
RBS	USD	1,002,728	CNY	6,248,000	08/22/13	15,142
RBS	USD	24,092,154	CNY	150,118,212	08/23/13	361,939
RBS	USD	6,320,041	CNY	39,380,172	08/26/13	93,472
RBS	USD	5,310,772	CNY	33,091,422	08/27/13	78,133
RBS	USD	6,126,526	CNY	38,174,380	08/28/13	89,658
RBS	USD	5,610,236	CNY	34,957,380	08/29/13	81,667

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2013

Forward foreign currency contracts—(concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
RBS	USD	4,487	GBP	3,012	09/05/13	$94
RBS	USD	13,039	GBP	8,462	09/05/13	(169)
RBS	USD	44,342	HKD	344,026	09/11/13	24
RBS	USD	54,593	HKD	423,213	09/13/13	(14)
RBS	USD	15,184	HKD	117,762	09/13/13	3
RBS	USD	1,017,779	JPY	99,467,500	08/22/13	(1,767)
RBS	USD	21,874,695	JPY	2,137,770,232	08/23/13	(38,305)
RBS	USD	11,267,317	JPY	1,101,109,841	08/26/13	(19,787)
RBS	USD	11,733,310	JPY	1,146,637,693	08/27/13	(20,665)
RBS	USD	12,718,210	JPY	1,242,874,396	08/28/13	(22,465)
RBS	USD	23,472,905	JPY	2,293,842,725	08/29/13	(41,580)
RBS	USD	1,391,915	JPY	136,020,750	08/30/13	(2,473)
RBS	USD	4,659,518	JPY	463,732,000	11/21/13	79,857
RBS	USD	1,645,641	MXN	20,000,000	10/24/13	(91,762)
RBS	USD	30,122	SGD	37,865	09/11/13	(326)
						$901,098

Interest rate swaps

				Rate type
Counterparty	Notional amount (000)		Termination date	Payments made by the Portfolio[9]	Payments received by the Portfolio[9]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
RBS	EUR	17,520	03/22/27	6 Month EURIBOR	2.645%	$—	$(511,630)	$(511,630)
RBS	EUR	10,260	03/27/27	6 Month EURIBOR	2.615	—	(338,007)	(338,007)
RBS	EUR	3,720	03/27/27	6 Month EURIBOR	2.681	—	(94,437)	(94,437)
RBS	EUR	7,500	03/22/47	2.671%	6 Month EURIBOR	—	253,765	253,765
RBS	EUR	4,400	03/27/47	2.644	6 Month EURIBOR	—	181,143	181,143
RBS	EUR	1,600	03/27/47	2.710	6 Month EURIBOR	—	37,817	37,817
						$—	$(471,349)	$(471,349)

Credit default swaps on credit indices—sell protection10

					Rate type
Counterparty	Referenced obligations[11]	Notional amount (000)		Termination date	Payments received by the Portfolio[9]	Upfront payments received (made)	Value	Unrealized appreciation	Credit spread[12]
BB CDX North America	HighYield Index	USD	8,300	06/20/18	5.000%	$(238,167)	$479,756	$241,589	3.65
RBS CDX North America	HighYield Index	USD	15,100	06/20/18	5.000	(442,135)	872,808	430,673	3.65
						$(680,302)	$1,352,564	$672,262

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2013

Variance Swaps2,13

Counterparty	Notional amount (000)		Termination date	Pay/ receive variance	Reference entity	Volatility strike price	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BB	GBP	9	12/20/13	Pay	FTSE 100 Index	27.95%	$—	$138,920	$138,920
BB	HKD	86	12/30/13	Receive	China Enterprises Index (Hang Seng)	37.75	—	(132,935)	(132,935)
BNP	GBP	5	12/20/13	Pay	FTSE 100 Index	24.00	—	58,668	58,668
BNP	GBP	25	12/20/13	Pay	FTSE 100 Index	27.50	—	370,737	370,737
BNP	GBP	5	12/19/14	Pay	FTSE 100 Index	25.00	—	48,832	48,832
BNP	GBP	10	12/19/14	Pay	FTSE 100 Index	25.20	—	100,835	100,835
BNP	GBP	13	12/19/14	Pay	FTSE 100 Index	26.90	—	156,579	156,579
BNP	GBP	2	12/19/14	Pay	FTSE 100 Index	28.20	—	32,009	32,009
BNP	GBP	4	12/19/14	Pay	FTSE 100 Index	28.50	—	56,594	56,594
BNP	HKD	194	12/30/14	Receive	China Enterprises Index (Hang Seng)	28.90	—	49,319	49,319
BNP	HKD	85	12/30/14	Receive	China Enterprises Index (Hang Seng)	33.30	—	(55,117)	(55,117)
BNP	HKD	15	12/30/14	Receive	China Enterprises Index (Hang Seng)	33.50	—	(9,804)	(9,804)
BNP	HKD	129	12/30/14	Receive	China Enterprises Index (Hang Seng)	33.65	—	(89,823)	(89,823)
BNP	HKD	53	12/30/14	Receive	China Enterprises Index (Hang Seng)	34.00	—	(38,475)	(38,475)
BNP	HKD	41	12/30/14	Receive	China Enterprises Index (Hang Seng)	34.25	—	(30,796)	(30,796)
BNP	HKD	85	12/30/13	Receive	China Enterprises Index (Hang Seng)	32.60	—	(86,040)	(86,040)
BNP	HKD	254	12/30/13	Receive	China Enterprises Index (Hang Seng)	37.40	—	(382,481)	(382,481)
BNP	HKD	155	12/30/14	Receive	Hang Seng Index	23.00	—	24,209	24,209
BNP	USD	20	12/19/14	Pay	S&P 500 Index	21.40	—	40,482	40,482
BNP	USD	25	12/19/14	Pay	S&P 500 Index	21.60	—	54,972	54,972
							$—	$306,685	$306,685

Centrally cleared credit default swap agreement—sell protection10

	Rate type
Referenced obligation[11]	Notional amount (000)		Termination date	Payments received by the Portfolio[9]	Upfront payments made	Value	Unrealized appreciation	Credit spread[12]
CDX HighYield Index	USD	1,000	06/20/18	5.000%	$(50,269)	$55,596	$5,327	3.65

Centrally cleared interest rate swap agreements

			Rate type
Notional amount (000)		Termination date	Payments made by the Portfolio[9]	Payments received by the Portfolio[9]	Value	Unrealized appreciation (depreciation)
EUR	5,719	06/26/16	6 Month EURIBOR	1.380%	$25,056	$25,056
EUR	11,438	06/29/16	6 Month EURIBOR	1.250	29,939	29,939
EUR	1,000	06/06/27	2.784%	6 Month EURIBOR	20,220	20,220
EUR	300	06/06/47	6 Month EURIBOR	2.790	(3,424)	(3,424)
					$71,791	$71,791

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2013

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2013 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$172,681,825	$—	$0	$172,681,825
Preferred stock	372,643	—	—	372,643
Rights	—	—	0	0
Corporate notes	—	25,289,471	—	25,289,471
Non-US government obligations	—	12,816,349	—	12,816,349
Time deposits	—	85,847,710	—	85,847,710
Short-term US government obligations	—	214,487,223	—	214,487,223
Repurchase agreement	—	35,167,000	—	35,167,000
Options purchased	9,129,783	6,356,569	—	15,486,352
Investments sold short	(25,548,677)	—	—	(25,548,677)
Written options	(5,104,574)	(462,541)	—	(5,567,115)
Foreign exchange written options	—	(4,549,722)	—	(4,549,722)
Futures contracts, net	(1,213,292)	—	—	(1,213,292)
Forward foreign currency contracts, net	—	901,098	—	901,098
Swap agreements, net[14]	—	1,265,018	—	1,265,018
Total	$150,317,708	$377,118,175	$0	$527,435,883

At July 31, 2013, there were no transfers between Level 1 and Level 2. At July 31, 2012, $69,935,376 of foreign investments were classified within Level 2 of the fair value hierarchy pursuant to the Portfolio's fair valuation procedures.

The following is a rollforward of the Portfolio's investments that were valued using unobservable inputs (Level 3) for the year ended July 31, 2013:

	Common Stocks	Rights
Beginning balance	$—	$—
Purchases	368,576	—
Issuances	—	0
Sales	(115,976)	—
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	25,913	—
Net change in unrealized appreciation/depreciation	(278,513)	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Ending balance	$0	$0

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at July 31, 2013, was $(278,513).

Portfolio footnotes

*  Non-income producing security.

1  Security is being fair valued by a valuation committee under the direction of the board of trustees.

2  Illiquid investments representing 0.35% of net assets as of July 31, 2013.

3  Security, or portion thereof, pledged as collateral for investments sold short, written options or futures.

4  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At July 31, 2013, the value of these securities amounted to 2.34% of net assets.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2013

5  Variable or floating rate security. The interest rate shown is the current rate as of July 31, 2013 and changes periodically.

6  Perpetual bond security. The maturity date reflects the next call date.

7  Step bond that converts to the noted fixed rate at a designated future date.

8  Rate shown is the discount rate at date of purchase.

9  Payments made/received are based on the notional amount.

10  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

11  Payments from/to the counterparty will be received/made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation.

12  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

13  At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the reference entity and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the reference entity is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, the Portfolio would owe the payoff amount when the realized price variance of the reference entity is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

14  Swap agreements are included in the table at value, with the exception of centrally cleared swap agreements which are included in the table at unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

PACE Select Advisors Trust

Portfolio acronyms:

ABS  Asset-backed Security

ADR  American Depositary Receipt

AGC  Associated General Contractors

AGM  Assured Guaranty Municipal Corporation

AMBAC  American Municipal Bond Assurance Corporation

AMT  Alternative Minimum Tax

ARM  Adjustable Rate Mortgage—The interest rate shown is the current rate as of July 31, 2013.

ASX  Australian Securities Exchange

BHAC  Berkshire Hathaway Assurance Corporation

BOBL  Bundesobligationen

CAC 40  French Stock Market Index

CDO  Collateralized Debt Obligation

CLO  Collateralized Loan Obligation

CETIP  Central of Custody and Settlement of Private Bonds

COFI  Cost of Funds Index

DAX  German Stock Index

ETF  Exchange Traded Fund

ETN  Exchange Traded Notes

EURIBOR  Euro Interbank Offered Rate

FGIC  Financial Guaranty Insurance Company

FHA  Federal Housing Administration

FHLB  Federal Home Loan Bank

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

FTSE  London Stock Exchange Index

GDR  Global Depositary Receipt

GMAC  General Motors Acceptance Corporation

GMTN  Global Medium Term Note

GNMA  Government National Mortgage Association

GTD  Guaranteed

IBC  Insured Bond Certificate

IBEX 35  Spanish Exchange Index

ICC  International Code Council

JGB  Japan Government Bond

KOSPI  Korea Composite Stock Price Index

LIBOR  London Interbank Offered Rate

MLCC  Merrill Lynch Credit Corporation

MTN  Medium Term Note

NATL-RE  National Reinsurance

NCUA  National Credit Union Administration

NIKKEI  Tokyo Stock Exchange Index

NVDR  Non Voting Depositary Receipt

OJSC  Open Joint Stock Company

OMX 30  Stockholm Stock Exchange

PSF  Permanent School Fund

REIT  Real Estate Investment Trust

REMIC  Real Estate Mortgage Investment Conduit

SBA  Small Business Administration

S&P  Standard and Poor's

SCSDE  South Carolina School District Enhancement

SPI  Swiss Performance Index

STOXX  A series of market indexes that are representative of the European and global markets.

STRIP  Separate Trading of Registered Interest and Principal of Securities

TBA  (To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

TOPIX  Tokyo Stock Exchange

TSE  Tokyo Stock Exchange

VRD  Variable rate demand notes are payable on demand. The interest rates shown are the current rates as of July 31, 2013 and reset periodically.

VVPR  Verminderde Voorheffing Precompte Reduit (Belgium dividend coupon)

See accompanying notes to financial statements.

PACE Select Advisors Trust

Currency type abbreviations:

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CLP  Chilean Peso

CNY  Chinese Yuan Renminbi

CZK  Czech Koruna

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

MYR  Malaysian Rupiah

NOK  Norwegian Krone

NZD  New Zealand Dollar

PEN  Peruvian Nouveau Sol

PHP  Philippine Peso

PLN  Polish Zloty

RUB  Russian Ruble

SEK  Swedish Krona

SGD  Singapore Dollar

THB  Thai Baht

USD  United States Dollar

Counterparty acronyms:

ANZ  Australia and New Zealand Banking Group

BB  Barclays Bank PLC

BNP  BNP Paribas

BOA  Bank of America

CITI  Citibank NA

CSI  Credit Suisse International

DB  Deutsche Bank AG

GS  Goldman Sachs

GSB  Goldman Sachs Bank

GSCM  Goldman Sachs Capital Management

GSI  Goldman Sachs International

HSBC  HSBC Bank PLC

JPMCB  JPMorgan Chase Bank

JPMSI  JP Morgan Securities Inc.

MSC  Morgan Stanley & Co., Inc.

MSCI  Morgan Stanley & Co. International PLC

RBC  Royal Bank of Canada

RBS  Royal Bank of Scotland PLC

SSC  State Street Bank and Trust Co.

WBC  Westpac Banking Corp.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Understanding your Portfolio's expenses (unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2013 to July 31, 2013.

Actual expenses (unaudited)

The first line for each class of shares in the table below for each Portfolio provides information about its actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares for each respective Portfolio under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes (unaudited)

The second line for each class of shares in the table below for each Portfolio provides information about hypothetical account values and hypothetical expenses based on that Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares for each Portfolio is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

PACE Select Advisors Trust

		Beginning account value February 1, 2013	Ending account value July 31, 2013	Expenses paid during period[1] 02/01/13 to 07/31/13	Expense ratio during the period
PACE Money Market Investments
Class P	Actual	$1,000.00	$1,000.00	$0.89	0.18%
	Hypothetical (5% annual return before expenses)	1,000.00	1,023.90	0.90	0.18
PACE Government Securities Fixed Income Investments
Class A	Actual	1,000.00	978.00	4.81	0.98
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.94	4.91	0.98
Class C	Actual	1,000.00	975.60	7.25	1.48
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.46	7.40	1.48
Class Y	Actual	1,000.00	979.20	3.58	0.73
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.18	3.66	0.73
Class P	Actual	1,000.00	980.00	3.58	0.73
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.18	3.66	0.73
PACE Intermediate Fixed Income Investments
Class A	Actual	1,000.00	988.40	4.54	0.92
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.23	4.61	0.92
Class C	Actual	1,000.00	986.00	6.99	1.42
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.75	7.10	1.42
Class Y	Actual	1,000.00	989.60	3.26	0.66
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.52	3.31	0.66
Class P	Actual	1,000.00	988.80	3.30	0.67
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.47	3.36	0.67
PACE Strategic Fixed Income Investments
Class A	Actual	1,000.00	965.40	5.12	1.05
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.59	5.26	1.05
Class C	Actual	1,000.00	963.10	7.35	1.51
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.31	7.55	1.51
Class Y	Actual	1,000.00	966.50	3.95	0.81
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.78	4.06	0.81
Class P	Actual	1,000.00	966.60	3.95	0.81
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.78	4.06	0.81

PACE Select Advisors Trust

		Beginning account value February 1, 2013	Ending account value July 31, 2013	Expenses paid during period[1] 02/01/13 to 07/31/13	Expense ratio during the period
PACE Municipal Fixed Income Investments
Class A	Actual	$1,000.00	$968.90	$4.39	0.90%
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.33	4.51	0.90
Class C	Actual	1,000.00	966.50	6.83	1.40
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.85	7.00	1.40
Class Y	Actual	1,000.00	970.10	3.18	0.65
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.57	3.26	0.65
Class P	Actual	1,000.00	970.10	3.18	0.65
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.57	3.26	0.65
PACE International Fixed Income Investments
Class A	Actual	1,000.00	940.80	5.82	1.21
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.79	6.06	1.21
Class C	Actual	1,000.00	939.40	8.13	1.69
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.41	8.45	1.69
Class Y	Actual	1,000.00	942.60	4.82	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.84	5.01	1.00
Class P	Actual	1,000.00	941.80	4.81	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.84	5.01	1.00
PACE High Yield Investments
Class A	Actual	1,000.00	1,011.20	6.28	1.26
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.55	6.31	1.26
Class C	Actual	1,000.00	1,008.90	8.62	1.73
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.22	8.65	1.73
Class Y	Actual	1,000.00	1,012.40	5.14	1.03
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.69	5.16	1.03
Class P	Actual	1,000.00	1,012.40	5.14	1.03
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.69	5.16	1.03

PACE Select Advisors Trust

		Beginning account value February 1, 2013	Ending account value July 31, 2013	Expenses paid during period[1] 02/01/13 to 07/31/13	Expense ratio during the period
PACE Large Co Value Equity Investments
Class A	Actual	$1,000.00	$1,157.20	$6.10	1.14%
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.14	5.71	1.14
Class C	Actual	1,000.00	1,153.00	10.30	1.93
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.22	9.64	1.93
Class Y	Actual	1,000.00	1,159.00	4.82	0.90
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.33	4.51	0.90
Class P	Actual	1,000.00	1,159.00	4.82	0.90
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.33	4.51	0.90
PACE Large Co Growth Equity Investments
Class A	Actual	1,000.00	1,114.70	6.29	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.84	6.01	1.20
Class C	Actual	1,000.00	1,110.60	10.73	2.05
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.63	10.24	2.05
Class Y	Actual	1,000.00	1,116.50	4.99	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.08	4.76	0.95
Class P	Actual	1,000.00	1,116.50	4.93	0.94
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.13	4.71	0.94
PACE Small/Medium Co Value Equity Investments
Class A	Actual	1,000.00	1,134.50	6.62	1.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.60	6.26	1.25
Class C	Actual	1,000.00	1,130.60	10.62	2.01
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.83	10.04	2.01
Class Y	Actual	1,000.00	1,135.50	6.14	1.16
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.04	5.81	1.16
Class P	Actual	1,000.00	1,135.50	6.14	1.16
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.04	5.81	1.16

PACE Select Advisors Trust

		Beginning account value February 1, 2013	Ending account value July 31, 2013	Expenses paid during period[1] 02/01/13 to 07/31/13	Expense ratio during the period
PACE Small/Medium Co Growth Equity Investments
Class A	Actual	$1,000.00	$1,161.00	$6.64	1.24%
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.65	6.21	1.24
Class C	Actual	1,000.00	1,156.90	10.70	2.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.88	9.99	2.00
Class Y	Actual	1,000.00	1,161.70	6.06	1.13
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.19	5.66	1.13
Class P	Actual	1,000.00	1,161.70	6.06	1.13
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.19	5.66	1.13
PACE International Equity Investments
Class A	Actual	1,000.00	1,048.00	7.21	1.42
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.75	7.10	1.42
Class C	Actual	1,000.00	1,042.70	11.40	2.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.64	11.23	2.25
Class Y	Actual	1,000.00	1,049.70	5.84	1.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.09	5.76	1.15
Class P	Actual	1,000.00	1,049.00	5.94	1.17
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.99	5.86	1.17
PACE International Emerging Markets Equity Investments
Class A	Actual	1,000.00	901.00	8.06	1.71
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.32	8.55	1.71
Class C	Actual	1,000.00	897.60	11.53	2.45
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.65	12.23	2.45
Class Y	Actual	1,000.00	902.10	6.89	1.46
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.56	7.30	1.46
Class P	Actual	1,000.00	901.00	7.59	1.61
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.81	8.05	1.61

PACE Select Advisors Trust

		Beginning account value February 1, 2013	Ending account value July 31, 2013	Expenses paid during period[1] 02/01/13 to 07/31/13	Expense ratio during the period
PACE Global Real Estate Securities Investments
Class A	Actual	$1,000.00	$996.90	$7.18	1.45%
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.60	7.25	1.45
Class C	Actual	1,000.00	993.90	10.88	2.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.89	10.99	2.20
Class Y	Actual	1,000.00	998.50	5.95	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.84	6.01	1.20
Class P	Actual	1,000.00	998.50	5.95	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.84	6.01	1.20
PACE Alternative Strategies Investments
Class A	Actual	1,000.00	1,035.50	9.99	1.98
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.98	9.89	1.98
Class C	Actual	1,000.00	1,032.30	13.76	2.73
	Hypothetical (5% annual return before expenses)	1,000.00	1,011.26	13.61	2.73
Class Y	Actual	1,000.00	1,037.30	8.74	1.73
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.22	8.65	1.73
Class P	Actual	1,000.00	1,037.40	8.74	1.73
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.22	8.65	1.73

1  Expenses are equal to the Portfolios' annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

PACE Select Advisors Trust

Statement of assets and liabilities

July 31, 2013

	PACE Money Market Investments	PACE Government Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Assets:
Investments in unaffiliated securities, at value (cost—$259,178,175; $895,624,529; $457,708,339; $938,597,942; $370,980,330; $534,589,243 and $361,517,766, respectively)[1]	$259,178,175	$893,382,887	$456,579,805	$924,715,237
Investments in affiliated security, at value (cost—$0; $0; $702,620; $3,121,965; $0; $1,096,145 and $44,014,743, respectively)	—	—	702,620	3,121,965
Repurchase agreements, at value (cost—$50,692,000; $779,000; $15,258,000; $13,633,000; $0; $3,348,000 and $2,408,000, respectively)	50,692,000	779,000	15,258,000	13,633,000
Total investments in securities, at value (cost—$309,870,175; $896,403,529; $473,668,959; $955,352,907; $370,980,330; $539,033,388 and $407,940,509, respectively)	$309,870,175	$894,161,887	$472,540,425	$941,470,202
Cash	172	553,252	5,447	41,341
Cash collateral on futures	—	—	388,454	—
Cash collateral on swap agreements	—	—	—	—
Foreign currency, at value (cost—$0; $0; $50,467; $1,716,335; $0; $893,712 and $1,773,678, respectively)	—	—	43,131	1,609,691
Receivable from affiliate	27,073	—	—	—
Receivable for investments sold	—	251,273,391	42,293,144	31,656,135
Receivable for investments sold short	—	106,647,305	—	1,569,375
Receivable for shares of beneficial interest sold	516,616	676,264	467,825	1,111,755
Receivable for interest	62,853	1,588,953	1,530,490	4,531,431
Swap agreements, at value[2]	—	—	734,936	1,155,104
Due from broker	—	—	584,672	16,022
Unrealized appreciation on forward foreign currency contracts	—	—	402,913	3,616,947
Receivable for variation margin on futures contracts	—	—	240,341	8,491
Receivable for variation margin on swap agreements	—	—	2,424	193,419
Receivable for foreign tax reclaims	—	—	9,215	831
Other assets	19,704	27,699	28,622	35,835
Total assets	310,496,593	1,254,928,751	519,272,039	987,016,579
Liabilities:
Payable for shares of beneficial interest repurchased	459,893	1,448,738	1,362,628	2,574,876
Payable to custodian	7,214	52,229	51,310	123,153
Dividends payable to shareholders	1,412	—	—	—
Payable for when issued TBA securities	—	436,215,703	39,283,719	26,941,172
Payable for investments purchased	—	120,204,813	16,209,561	13,043,426
Investments sold short, at value (proceeds—$0; $106,647,305; $0; $1,569,375; $0; $0 and $0, respectively)	—	106,945,548	—	1,578,320
Due to broker	—	1,196,000	100,148	2,279,976
Payable to affiliate	—	252,599	156,950	530,743
Payable for dollar roll transactions	—	—	10,011,800	6,175,144
Payable for cash collateral from securities loaned	—	—	702,620	3,121,965
Options and swaptions written, at value (premiums received $0; $0; $344,921; $0; $0; $0 and $0, respectively)	—	—	359,005	—
Unrealized depreciation on forward foreign currency contracts	—	—	265,189	3,288,718
Deferred payable for dollar roll transactions	—	—	2,650	4,099
Payable for foreign withholding taxes	—	—	—	—
Swap agreements, at value[2]	—	—	—	1,727,432
Accrued expenses and other liabilities	186,130	223,076	158,213	227,947
Total liabilities	654,649	666,538,706	68,663,793	61,616,971

1  Includes $0; $0; $686,463; $3,079,792; $0; $1,076,916 and $42,954,941, respectively, of investments in securities on loan, at value plus accrued interest and dividends, if any.

2  Net upfront payments received by PACE Strategic Fixed Income Investments were $354,390.

	PACE Municipal Fixed Income Investments	PACE International Fixed Income Investments	PACE High Yield Investments
Assets:
Investments in unaffiliated securities, at value (cost—$259,178,175; $895,624,529; $457,708,339; $938,597,942; $370,980,330; $534,589,243 and $361,517,766, respectively)[1]	$377,789,535	$535,862,198	$376,925,421
Investments in affiliated security, at value (cost—$0; $0; $702,620; $3,121,965; $0; $1,096,145 and $44,014,743, respectively)	—	1,096,145	44,014,743
Repurchase agreements, at value (cost—$50,692,000; $779,000; $15,258,000; $13,633,000; $0; $3,348,000 and $2,408,000, respectively)	—	3,348,000	2,408,000
Total investments in securities, at value (cost—$309,870,175; $896,403,529; $473,668,959; $955,352,907; $370,980,330; $539,033,388 and $407,940,509, respectively)	$377,789,535	$540,306,343	$423,348,164
Cash	—	635	1,801,935
Cash collateral on futures	—	3,860,778	—
Cash collateral on swap agreements	—	—	—
Foreign currency, at value (cost—$0; $0; $50,467; $1,716,335; $0; $893,712 and $1,773,678, respectively)	—	975,040	1,831,969
Receivable from affiliate	—	—	—
Receivable for investments sold	—	2,726,972	30,872
Receivable for investments sold short	—	—	—
Receivable for shares of beneficial interest sold	576,843	679,698	727,758
Receivable for interest	3,522,358	6,084,945	7,551,105
Swap agreements, at value[2]	—	—	—
Due from broker	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	2,105,641	984,761
Receivable for variation margin on futures contracts	—	2,888,943	893,547
Receivable for variation margin on swap agreements	—	—	—
Receivable for foreign tax reclaims	—	32,410	90,300
Other assets	23,450	28,217	26,646
Total assets	381,912,186	559,689,622	437,287,057
Liabilities:
Payable for shares of beneficial interest repurchased	657,427	745,410	636,730
Payable to custodian	31,761	127,221	41,543
Dividends payable to shareholders	—	—	—
Payable for when issued TBA securities	—	—	—
Payable for investments purchased	4,132,230	816,971	3,589,505
Investments sold short, at value (proceeds—$0; $106,647,305; $0; $1,569,375; $0; $0 and $0, respectively)	—	—	—
Due to broker	—	—	335,237
Payable to affiliate	195,917	333,256	230,509
Payable for dollar roll transactions	—	—	—
Payable for cash collateral from securities loaned	—	1,096,145	44,014,743
Options and swaptions written, at value (premiums received $0; $0; $344,921; $0; $0; $0 and $0, respectively)	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	8,142,383	958
Deferred payable for dollar roll transactions	—	—	—
Payable for foreign withholding taxes	—	6,528	—
Swap agreements, at value[2]	—	—	—
Accrued expenses and other liabilities	98,799	216,044	152,303
Total liabilities	5,116,134	11,483,958	49,001,528

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)

July 31, 2013

	PACE Money Market Investments	PACE Government Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$309,843,419	$611,863,216	$451,945,504	$914,819,720
Accumulated undistributed (distributions in excess of) net investment income	—	275,474	1,328,417	7,614,796
Accumulated net realized gain (loss)	(1,475)	(21,208,760)	(2,845,064)	29,875,506
Net unrealized appreciation (depreciation)	—	(2,539,885)	179,389	(26,910,414)
Net assets	$309,841,944	$588,390,045	$450,608,246	$925,399,608
Class A
Net assets	$—	$66,553,815	$31,355,125	$67,416,959
Shares outstanding	—	5,274,071	2,569,895	4,760,776
Net asset value per share	$—	$12.62	$12.20	$14.16
Maximum offering price per share	$—	$13.21	$12.77	$14.83
Class C
Net assets	$—	$16,906,636	$2,685,276	$20,991,878
Shares outstanding	—	1,338,286	219,800	1,481,634
Net asset value and offering price per share	$—	$12.63	$12.22	$14.17
Class Y
Net assets	$—	$57,567,299	$674,250	$3,638,339
Shares outstanding	—	4,561,056	55,253	257,082
Net asset value, offering price and redemption value per share[1]	$—	$12.62	$12.20	$14.15
Class P
Net assets	$309,841,944	$447,362,295	$415,893,595	$833,352,432
Shares outstanding	309,843,709	35,432,859	34,076,783	58,848,007
Net asset value, offering price and redemption value per share[1]	$1.00	$12.63	$12.20	$14.16

1  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

	PACE Municipal Fixed Income Investments	PACE International Fixed Income Investments	PACE High Yield Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$367,767,242	$586,950,449	$372,891,818
Accumulated undistributed (distributions in excess of) net investment income	—	(17,359,961)	—
Accumulated net realized gain (loss)	2,219,605	(19,635,403)	(1,954,990)
Net unrealized appreciation (depreciation)	6,809,205	(1,749,421)	17,348,701
Net assets	$376,796,052	$548,205,664	$388,285,529
Class A
Net assets	$63,539,566	$70,051,516	$23,400,207
Shares outstanding	4,921,611	6,631,576	2,248,860
Net asset value per share	$12.91	$10.56	$10.41
Maximum offering price per share	$13.52	$11.06	$10.90
Class C
Net assets	$12,336,117	$5,862,144	$5,606,507
Shares outstanding	955,437	554,712	539,254
Net asset value and offering price per share	$12.91	$10.57	$10.40
Class Y
Net assets	$82,364	$5,170,983	$1,552,328
Shares outstanding	6,375	490,800	148,726
Net asset value, offering price and redemption value per share[1]	$12.92	$10.54	$10.44
Class P
Net assets	$300,838,005	$467,121,021	$357,726,487
Shares outstanding	23,295,266	44,216,411	34,309,097
Net asset value, offering price and redemption value per share[1]	$12.91	$10.56	$10.43

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)

July 31, 2013

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Assets:
Investments in unaffiliated securities, at value (cost—$1,047,965,427; $898,013,604; $387,192,819; $357,369,625; $827,740,669; $360,055,153; $109,449,359 and $509,419,086, respectively)[1]	$1,283,854,634	$1,160,717,142	$464,335,432	$495,731,723
Investments in affiliated security, at value (cost—$2,009,700; $22,558,968; $30,367,763; $41,413,440; $5,492,556; $34,204,798; $3,476,030 and $0, respectively)	2,009,700	22,558,968	30,367,763	41,413,440
Repurchase agreements, at value (cost—$34,728,000; $41,783,000; $27,031,000; $6,549,000; $18,024,000; $9,431,000; $2,771,000 and $35,167,000, respectively)	34,728,000	41,783,000	27,031,000	6,549,000
Total investments in securities, at value (cost—$1,084,703,127; $962,355,572; $444,591,582; $405,332,065; $851,257,225; $403,690,951; $115,696,389 and $544,586,086, respectively)	$1,320,592,334	$1,225,059,110	$521,734,195	$543,694,163
Cash	1,495	1,711	62,994	710
Cash collateral on futures	—	—	—	—
Cash collateral on swap agreements	—	—	—	—
Cash collateral on investments sold short	—	—	—	—
Foreign currency, at value (cost—$0; $0; $0; $0; $2,009,675; $1,074,173; $29,206 and $592,742, respectively)	—	—	—	—
Receivable for investments sold	5,046,060	1,856,636	8,869,394	1,807,711
Receivable for shares of beneficial interest sold	918,649	981,847	536,077	642,318
Receivable for dividends and interest	1,876,815	494,149	249,305	78,996
Swap agreements, at value[2]	—	—	—	—
Receivable for variation margin on futures contracts	—	—	—	—
Due from broker	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—
Receivable for foreign tax reclaims	2,310	—	—	—
Other assets	37,028	34,650	24,067	23,646
Total assets	1,328,474,691	1,228,428,103	531,476,032	546,247,544
Liabilities:
Payable for investments purchased	4,444,711	7,831,469	13,563,121	454,567
Payable for cash collateral from securities loaned	2,009,700	22,558,968	30,367,763	41,413,440
Payable for shares of beneficial interest repurchased	1,249,010	1,435,085	367,512	409,524
Payable to affiliate	855,060	800,413	380,688	375,147
Payable to custodian	127,807	116,452	46,166	47,542
Payable for foreign withholding and foreign capital gains taxes	1,733	—	—	399
Unrealized depreciation on forward foreign currency contracts	—	—	—	—
Investments sold short, at value (proceeds—$0; $0; $0; $0; $0; $0; $0 and $24,663,438, respectively)	—	—	—	—
Options and swaptions written, at value (premiums received $0; $0; $0; $0; $0; $0; $0 and $11,552,387, respectively)	—	—	—	—
Payable for variation margin on futures contracts	—	—	—	—
Due to broker	—	—	—	—
Payable for variation margin on swap agreements[2]	—	—	—	—
Swap agreements, at value[2]	—	—	—	—
Payable for dividend and interest expense on investments sold short	—	—	—	—
Accrued expenses and other liabilities	217,691	216,758	190,796	189,573
Total liabilities	8,905,712	32,959,145	44,916,046	42,890,192

1  Includes $15,490,386; $36,572,894; $29,711,862; $40,020,764; $5,234,742; $32,722,576; $3,291,862 and $0, respectively, of investments in securities on loan, at value plus accrued interest and dividends, if any.

2  Net upfront payments made by PACE Alternative Strategies Investments were $730,571.

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Assets:
Investments in unaffiliated securities, at value (cost—$1,047,965,427; $898,013,604; $387,192,819; $357,369,625; $827,740,669; $360,055,153; $109,449,359 and $509,419,086, respectively)[1]	$927,833,711	$356,305,703	$119,968,975	$526,981,573
Investments in affiliated security, at value (cost—$2,009,700; $22,558,968; $30,367,763; $41,413,440; $5,492,556; $34,204,798; $3,476,030 and $0, respectively)	5,492,556	34,204,798	3,476,030	—
Repurchase agreements, at value (cost—$34,728,000; $41,783,000; $27,031,000; $6,549,000; $18,024,000; $9,431,000; $2,771,000 and $35,167,000, respectively)	18,024,000	9,431,000	2,771,000	35,167,000
Total investments in securities, at value (cost—$1,084,703,127; $962,355,572; $444,591,582; $405,332,065; $851,257,225; $403,690,951; $115,696,389 and $544,586,086, respectively)	$951,350,267	$399,941,501	$126,216,005	$562,148,573
Cash	1,955	2,039	890	—
Cash collateral on futures	512,000	—	—	9,852,145
Cash collateral on swap agreements	—	—	—	159,665
Cash collateral on investments sold short	—	—	—	25,461,898
Foreign currency, at value (cost—$0; $0; $0; $0; $2,009,675; $1,074,173; $29,206 and $592,742, respectively)	2,012,994	1,070,352	28,558	568,597
Receivable for investments sold	3,328,773	515,427	871,501	4,098,486
Receivable for shares of beneficial interest sold	1,133,194	800,821	258,847	1,068,877
Receivable for dividends and interest	1,286,386	993,658	238,771	979,806
Swap agreements, at value[2]	—	—	—	2,957,445
Receivable for variation margin on futures contracts	65,952	—	—	2,612,712
Due from broker	21,983	—	—	136,500
Unrealized appreciation on forward foreign currency contracts	857,271	—	—	16,723,318
Receivable for foreign tax reclaims	705,871	—	5,580	31,663
Other assets	33,204	20,673	11,569	29,380
Total assets	961,309,850	403,344,471	127,631,721	626,829,065
Liabilities:
Payable for investments purchased	10,058,314	1,175,366	1,538,132	2,883,971
Payable for cash collateral from securities loaned	5,492,556	34,204,798	3,476,030	—
Payable for shares of beneficial interest repurchased	842,113	420,652	90,519	779,950
Payable to affiliate	710,934	315,485	31,188	716,614
Payable to custodian	226,869	166,749	23,980	537,592
Payable for foreign withholding and foreign capital gains taxes	124,032	423,431	63,123	50,749
Unrealized depreciation on forward foreign currency contracts	1,382,313	—	—	15,822,220
Investments sold short, at value (proceeds—$0; $0; $0; $0; $0; $0; $0 and $24,663,438, respectively)	—	—	—	25,548,677
Options and swaptions written, at value (premiums received $0; $0; $0; $0; $0; $0; $0 and $11,552,387, respectively)	—	—	—	10,116,837
Payable for variation margin on futures contracts	—	—	—	3,832,750
Due to broker	—	—	—	9,733,489
Payable for variation margin on swap agreements[2]	—	—	—	807
Swap agreements, at value[2]	—	—	—	1,769,545
Payable for dividend and interest expense on investments sold short	—	—	—	2,763
Accrued expenses and other liabilities	264,699	266,171	150,662	223,533
Total liabilities	19,101,830	36,972,652	5,373,634	72,019,497

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (concluded)

July 31, 2013

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$1,141,993,293	$861,866,534	$370,466,847	$321,141,336
Accumulated undistributed (distributions in excess of) net investment income	8,400,806	4,082,837	1,862,609	64,038
Accumulated net realized gain (loss)	(66,714,327)	66,816,049	37,087,917	43,789,880
Net unrealized appreciation (depreciation)	235,889,207	262,703,538	77,142,613	138,362,098
Net assets	$1,319,568,979	$1,195,468,958	$486,559,986	$503,357,352
Class A
Net assets	$151,582,762	$63,108,431	$31,930,215	$41,720,820
Shares outstanding	6,726,907	2,682,687	1,439,268	1,947,976
Net asset value per share	$22.53	$23.52	$22.19	$21.42
Maximum offering price per share	$23.84	$24.89	$23.48	$22.67
Class C
Net assets	$14,436,741	$4,032,556	$4,983,398	$4,037,541
Shares outstanding	640,870	189,441	249,175	212,290
Net asset value and offering price per share	$22.53	$21.29	$20.00	$19.02
Class Y
Net assets	$18,535,781	$14,814,457	$767,795	$587,614
Shares outstanding	820,279	615,838	33,693	26,304
Net asset value, offering price and redemption value per share[1]	$22.60	$24.06	$22.79	$22.34
Class P
Net assets	$1,135,013,695	$1,113,513,514	$448,878,578	$457,011,377
Shares outstanding	50,397,562	46,500,919	19,837,748	20,654,654
Net asset value, offering price and redemption value per share[1]	$22.52	$23.95	$22.63	$22.13

1  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$1,105,996,243	$393,967,716	$140,552,409	$614,841,831
Accumulated undistributed (distributions in excess of) net investment income	12,643,178	2,082,021	(681,537)	8,236,335
Accumulated net realized gain (loss)	(275,938,812)	(25,798,009)	(28,127,291)	(86,636,424)
Net unrealized appreciation (depreciation)	99,507,411	(3,879,909)	10,514,506	18,367,826
Net assets	$942,208,020	$366,371,819	$122,258,087	$554,809,568
Class A
Net assets	$55,533,237	$16,809,830	$5,233,246	$53,727,720
Shares outstanding	3,979,265	1,367,760	802,504	5,262,156
Net asset value per share	$13.96	$12.29	$6.52	$10.21
Maximum offering price per share	$14.77	$13.01	$6.90	$10.80
Class C
Net assets	$2,746,332	$2,201,290	$222,390	$4,826,649
Shares outstanding	200,701	191,743	34,334	487,689
Net asset value and offering price per share	$13.68	$11.48	$6.48	$9.90
Class Y
Net assets	$20,864,993	$12,835,239	$293,517	$2,731,588
Shares outstanding	1,496,217	1,024,749	44,801	265,329
Net asset value, offering price and redemption value per share[1]	$13.95	$12.53	$6.55	$10.30
Class P
Net assets	$863,063,458	$334,525,460	$116,508,934	$493,523,611
Shares outstanding	62,015,472	26,827,442	17,832,994	48,060,046
Net asset value, offering price and redemption value per share[1]	$13.92	$12.47	$6.53	$10.27

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of operations
For the year ended July 31, 2013

	PACE Money Market Investments	PACE Government Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Investment income:
Dividends	$—	$—	$10,034	$480,000
Interest (net of foreign withholding taxes of $0; $0; $0; $0; $0; $5,417 and $0, respectively)	661,630	11,012,676	8,720,356	34,650,740
Securities lending income (includes $36; $0; $2,051; $1,763; $0; $947 and $17,945, respectively earned from an affiliated entity)	45	—	19,170	5,049
	661,675	11,012,676	8,749,560	35,135,789
Expenses:
Investment management and administration fees	1,139,856	3,738,414	2,419,164	5,553,129
Service fees–Class A	—	184,926	85,142	204,183
Service and distribution fees–Class C	—	143,184	22,373	174,449
Transfer agency and related services fees	1,373,101	829,729	458,670	1,017,064
Reports and notices to shareholders	130,301	54,211	30,799	74,324
Professional fees	99,283	173,717	143,378	162,083
State registration fees	41,862	63,591	58,813	73,052
Custody and accounting fees	29,434	206,907	204,662	478,401
Trustees' fees	19,342	22,550	20,878	26,257
Insurance expense	12,887	19,368	14,570	27,778
Interest expense	—	—	12,824	46,540
Other expenses	26,228	47,322	22,266	28,223
	2,872,294	5,483,919	3,493,539	7,865,483
Fee waivers and/or expense reimbursements	(2,243,226)	(674,055)	(254,708)	(5,086)
Recoupment of fees waived or expenses previously reimbursed	—	—	—	75,594
Net expenses	629,068	4,809,864	3,238,831	7,935,991
Net investment income	32,607	6,202,812	5,510,729	27,199,798
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments	42	(11,911,392)	1,617,789	14,066,088
Futures	—	—	704,264	13,089,342
Options and swaptions written	—	—	(63,130)	1,860,995
Investments sold short	—	(3,945)	—	781
Swap agreements	—	—	733,707	6,831,777
Forward foreign currency contracts	—	—	226,214	(514,340)
Foreign currency transactions	—	—	(76,804)	111,347
Net realized gain (loss)	42	(11,915,337)	3,142,040	35,445,990
Net change in unrealized appreciation/depreciation of:
Investments	—	(7,087,309)	(13,311,570)	(65,727,354)
Futures	—	—	472,780	6,666
Options and swaptions written	—	—	(14,644)	(1,584,410)
Investments sold short	—	14,489	(11,343)	67,774
Swap agreements	—	—	933,472	(21,097,044)
Forward foreign currency contracts	—	—	185,893	1,639,006
Other assets and liabilities denominated in foreign currency	—	—	(7,181)	(107,646)
Net change in unrealized appreciation/depreciation	—	(7,072,820)	(11,752,593)	(86,803,008)
Net realized and unrealized gain (loss) from investment activities	42	(18,988,157)	(8,610,553)	(51,357,018)
Net increase (decrease) in net assets resulting from operations	$32,649	$(12,785,345)	$(3,099,824)	$(24,157,220)

	PACE Municipal Fixed Income Investments	PACE International Fixed Income Investments	PACE High Yield Investments
Investment income:
Dividends	$—	$—	$154,460
Interest (net of foreign withholding taxes of $0; $0; $0; $0; $0; $5,417 and $0, respectively)	11,153,102	15,406,301	24,407,758
Securities lending income (includes $36; $0; $2,051; $1,763; $0; $947 and $17,945, respectively earned from an affiliated entity)	—	14,414	263,605
	11,153,102	15,420,715	24,825,823
Expenses:
Investment management and administration fees	1,782,643	4,008,377	2,709,396
Service fees–Class A	172,529	198,054	59,923
Service and distribution fees–Class C	99,512	49,844	43,997
Transfer agency and related services fees	166,494	971,113	574,807
Reports and notices to shareholders	18,236	73,628	35,184
Professional fees	125,824	164,805	145,377
State registration fees	54,550	61,386	59,067
Custody and accounting fees	113,047	492,786	147,651
Trustees' fees	19,301	21,667	19,419
Insurance expense	9,998	16,858	8,922
Interest expense	—	1,585	—
Other expenses	24,294	27,659	22,837
	2,586,428	6,087,762	3,826,580
Fee waivers and/or expense reimbursements	(127,777)	(513,375)	(172,704)
Recoupment of fees waived or expenses previously reimbursed	—	—	—
Net expenses	2,458,651	5,574,387	3,653,876
Net investment income	8,694,451	9,846,328	21,171,947
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments	2,793,293	3,970,529	1,375,936
Futures	—	(2,270,587)	(243,812)
Options and swaptions written	—	—	—
Investments sold short	—	—	—
Swap agreements	—	—	—
Forward foreign currency contracts	—	(11,626,735)	(3,028,999)
Foreign currency transactions	—	(485,611)	(14,450)
Net realized gain (loss)	2,793,293	(10,412,404)	(1,911,325)
Net change in unrealized appreciation/depreciation of:
Investments	(19,944,620)	(21,705,370)	9,540,545
Futures	—	3,672,554	1,052,388
Options and swaptions written	—	—	—
Investments sold short	—	—	—
Swap agreements	—	—	—
Forward foreign currency contracts	—	(6,868,711)	1,223,131
Other assets and liabilities denominated in foreign currency	—	141,064	85,309
Net change in unrealized appreciation/depreciation	(19,944,620)	(24,760,463)	11,901,373
Net realized and unrealized gain (loss) from investment activities	(17,151,327)	(35,172,867)	9,990,048
Net increase (decrease) in net assets resulting from operations	$(8,456,876)	$(25,326,539)	$31,161,995
See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of operations (concluded)
For the year ended July 31, 2013

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Investment income:
Dividends (net of foreign withholding taxes of $232,876; $91,156; $614; $9,726; $2,038,191; $891,474; $204,263 and $227,994, respectively)	$28,951,113	$18,652,038	$8,424,063	$3,124,897
Interest	2,149	3,232	1,549	1,115
Securities lending income (includes $2,698; $3,585; $3,634; $14,676; $14,319; $4,456; $2,267 and $0, respectively earned from an affiliated entity)	80,860	100,527	102,224	726,800
	29,034,122	18,755,797	8,527,836	3,852,812
Expenses:
Investment management and administration fees	9,362,027	9,146,658	3,498,765	3,691,304
Service fees–Class A	350,514	153,782	74,134	96,654
Service and distribution fees–Class C	131,458	37,406	46,168	35,856
Transfer agency and related services fees	1,165,316	1,091,639	1,009,591	1,015,029
Custody and accounting fees	490,812	457,310	170,988	180,411
Professional fees	157,309	142,166	126,891	127,762
Reports and notices to shareholders	86,297	107,517	79,259	60,238
State registration fees	68,315	65,351	56,391	56,814
Insurance expense	35,980	34,484	12,274	13,384
Trustees' fees	29,745	28,836	20,559	20,885
Interest expense	5,192	121	130	1,055
Dividend expense, interest expense and other borrowing costs for investments sold short	—	—	—	—
Other expenses	39,386	40,132	27,560	26,929
	11,922,351	11,305,402	5,122,710	5,326,321
Fee waivers and/or expense reimbursements	(22,487)	—	(182)	(28,069)
Recoupment of fees waived or expenses previously reimbursed	—	237	25,353	—
Net expenses	11,899,864	11,305,639	5,147,881	5,298,252
Net investment income (loss)	17,134,258	7,450,158	3,379,955	(1,445,440)
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments (net of foreign tax expense of $0; $0; $0; $0; $18,095; $390,753; $0 and $0, respectively)	167,042,721	148,429,235	64,525,402	55,506,406
Futures	—	—	—	—
Options and swaptions written	—	—	—	—
Investments sold short	—	—	—	—
Swap agreements	—	—	—	—
Forward foreign currency contracts	—	—	—	—
Foreign currency transactions	—	(799)	8	—
Net realized gain (loss)	167,042,721	148,428,436	64,525,410	55,506,406
Net change in unrealized appreciation/depreciation of:
Investments (net of foreign tax expense of $0; $0; $0; $0; $0; $78,817; $0 and $0, respectively)	172,907,385	79,047,355	61,853,898	77,571,558
Futures	—	—	—	—
Options and swaptions written	—	—	—	—
Investments sold short	—	—	—	—
Swap agreements	—	—	—	—
Forward foreign currency contracts	—	—	—	—
Other assets and liabilities denominated in foreign currency	—	—	—	—
Net change in unrealized appreciation/depreciation	172,907,385	79,047,355	61,853,898	77,571,558
Net realized and unrealized gain (loss) from investment activities	339,950,106	227,475,791	126,379,308	133,077,964
Net increase in net assets resulting from operations	$357,084,364	$234,925,949	$129,759,263	$131,632,524

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Investment income:
Dividends (net of foreign withholding taxes of $232,876; $91,156; $614; $9,726; $2,038,191; $891,474; $204,263 and $227,994, respectively)	$28,138,049	$7,614,909	$3,306,173	$4,670,027
Interest	1,159	273	200	3,233,298
Securities lending income (includes $2,698; $3,585; $3,634; $14,676; $14,319; $4,456; $2,267 and $0, respectively earned from an affiliated entity)	377,777	60,706	18,224	—
	28,516,985	7,675,888	3,324,597	7,903,325
Expenses:
Investment management and administration fees	7,717,435	3,273,224	995,487	7,392,128
Service fees–Class A	136,333	46,089	13,117	114,531
Service and distribution fees–Class C	26,896	24,631	2,156	49,309
Transfer agency and related services fees	1,039,091	914,962	518,506	475,194
Custody and accounting fees	841,674	550,497	93,327	395,073
Professional fees	310,955	194,363	140,871	326,756
Reports and notices to shareholders	67,628	86,187	32,385	62,247
State registration fees	65,351	54,347	50,508	64,087
Insurance expense	25,093	8,242	3,278	16,114
Trustees' fees	25,228	18,835	17,116	26,593
Interest expense	—	413	—	9,197
Dividend expense, interest expense and other borrowing costs for investments sold short	—	—	—	408,004
Other expenses	43,772	43,381	29,195	41,027
	10,299,456	5,215,171	1,895,946	9,380,260
Fee waivers and/or expense reimbursements	(7,803)	(231,019)	(387,440)	(178,305)
Recoupment of fees waived or expenses previously reimbursed	—	—	—	5,526
Net expenses	10,291,653	4,984,152	1,508,506	9,207,481
Net investment income (loss)	18,225,332	2,691,736	1,816,091	(1,304,156)
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments (net of foreign tax expense of $0; $0; $0; $0; $18,095; $390,753; $0 and $0, respectively)	27,472,067	(15,111,960)	18,804,254	10,284,449
Futures	1,064,260	—	—	3,550,652
Options and swaptions written	—	—	—	11,733,049
Investments sold short	—	—	—	(5,367,874)
Swap agreements	—	—	—	2,727,436
Forward foreign currency contracts	1,293,807	1,148	—	3,398,100
Foreign currency transactions	(323,907)	(398,677)	(99,882)	(140,585)
Net realized gain (loss)	29,506,227	(15,509,489)	18,704,372	26,185,227
Net change in unrealized appreciation/depreciation of:
Investments (net of foreign tax expense of $0; $0; $0; $0; $0; $78,817; $0 and $0, respectively)	128,563,093	13,483,440	(5,334,960)	17,114,598
Futures	(247,833)	—	—	(3,285,962)
Options and swaptions written	—	—	—	4,010,065
Investments sold short	—	—	—	(3,412,252)
Swap agreements	—	—	—	5,281,166
Forward foreign currency contracts	(1,284,004)	—	—	5,183,510
Other assets and liabilities denominated in foreign currency	(14,533)	288,360	(9,518)	9,267
Net change in unrealized appreciation/depreciation	127,016,723	13,771,800	(5,344,478)	24,900,392
Net realized and unrealized gain (loss) from investment activities	156,522,950	(1,737,689)	13,359,894	51,085,619
Net increase in net assets resulting from operations	$174,748,282	$954,047	$15,175,985	$49,781,463

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets

	PACE Money Market Investments		PACE Government Securities Fixed Income Investments		PACE Intermediate Fixed Income Investments
	Years ended July 31,		Years ended July 31,		Years ended July 31,
	2013	2012	2013	2012	2013	2012
From operations:
Net investment income	$32,607	$41,391	$6,202,812	$11,503,237	$5,510,729	$8,987,000
Net realized gains (losses)	42	496	(11,915,337)	19,752,993	3,142,040	8,013,394
Net change in unrealized appreciation/depreciation	—	—	(7,072,820)	(4,222,902)	(11,752,593)	2,533,868
Net increase (decrease) in net assets resulting from operations	32,649	41,887	(12,785,345)	27,033,328	(3,099,824)	19,534,262
Dividends and distributions to shareholders from:
Net investment income–Class A	—	—	(1,718,895)	(2,036,547)	(319,974)	(678,182)
Net investment income–Class B	—	—	—	(858)	—	(414)
Net investment income–Class C	—	—	(347,567)	(436,750)	(13,195)	(43,908)
Net investment income–Class Y	—	—	(1,574,730)	(1,601,468)	(10,111)	(22,145)
Net investment income–Class P	(32,607)	(41,391)	(11,699,549)	(12,784,254)	(4,999,341)	(8,578,959)
Net realized gains–Class A	—	—	(1,394,346)	(389,455)	—	—
Net realized gains–Class B	—	—	—	(285)	—	—
Net realized gains–Class C	—	—	(361,507)	(105,626)	—	—
Net realized gains–Class Y	—	—	(1,154,929)	(282,582)	—	—
Net realized gains–Class P	—	—	(8,342,666)	(2,266,496)	—	—
	(32,607)	(41,391)	(26,594,189)	(19,904,321)	(5,342,621)	(9,323,608)
From beneficial interest transactions:
Net proceeds from shares sold	350,456,561	494,925,726	172,704,074	122,376,857	162,546,504	94,555,070
Cost of shares repurchased	(377,723,554)	(523,702,775)	(184,404,522)	(140,954,155)	(171,188,613)	(106,204,595)
Proceeds from dividends reinvested	17,850	23,969	24,671,779	18,515,115	4,891,984	8,578,398
Net increase (decrease) in net assets from beneficial interest transactions	(27,249,143)	(28,753,080)	12,971,331	(62,183)	(3,750,125)	(3,071,127)
Redemption fees	—	—	54,968	26,868	53,602	40,317
Net increase (decrease) in net assets	(27,249,101)	(28,752,584)	(26,353,235)	7,093,692	(12,138,968)	7,179,844
Net assets:
Beginning of year	337,091,045	365,843,629	614,743,280	607,649,588	462,747,214	455,567,370
End of year	$309,841,944	$337,091,045	$588,390,045	$614,743,280	$450,608,246	$462,747,214
Accumulated undistributed (distributions in excess of) net investment income	$—	$—	$275,474	$299,480	$1,328,417	$1,007,427

	PACE Strategic Fixed Income Investments		PACE Municipal Fixed Income Investments
	Years ended July 31,		Years ended July 31,
	2013	2012	2013	2012
From operations:
Net investment income	$27,199,798	$26,479,278	$8,694,451	$9,257,800
Net realized gains (losses)	35,445,990	37,505,702	2,793,293	3,146,535
Net change in unrealized appreciation/depreciation	(86,803,008)	26,597,744	(19,944,620)	10,505,028
Net increase (decrease) in net assets resulting from operations	(24,157,220)	90,582,724	(8,456,876)	22,909,363
Dividends and distributions to shareholders from:
Net investment income–Class A	(2,312,004)	(2,600,716)	(1,679,750)	(2,010,084)
Net investment income–Class B	—	(3,583)	—	(542)
Net investment income–Class C	(548,567)	(497,631)	(256,306)	(318,886)
Net investment income–Class Y	(188,996)	(147,864)	(2,994)	(3,582)
Net investment income–Class P	(25,143,925)	(28,400,664)	(6,755,976)	(6,924,775)
Net realized gains–Class A	(1,859,515)	(1,340,754)	(315,355)	—
Net realized gains–Class B	—	(3,405)	—	—
Net realized gains–Class C	(518,187)	(287,757)	(61,126)	—
Net realized gains–Class Y	(147,902)	(69,829)	(549)	—
Net realized gains–Class P	(17,500,726)	(13,831,800)	(1,038,308)	—
	(48,219,822)	(47,184,003)	(10,110,364)	(9,257,869)
From beneficial interest transactions:
Net proceeds from shares sold	260,174,318	179,327,499	136,283,919	43,632,620
Cost of shares repurchased	(215,719,231)	(177,314,844)	(65,939,182)	(65,317,529)
Proceeds from dividends reinvested	44,765,797	44,340,892	8,527,192	7,776,825
Net increase (decrease) in net assets from beneficial interest transactions	89,220,884	46,353,547	78,871,929	(13,908,084)
Redemption fees	56,084	48,013	36,761	14,289
Net increase (decrease) in net assets	16,899,926	89,800,281	60,341,450	(242,301)
Net assets:
Beginning of year	908,499,682	818,699,401	316,454,602	316,696,903
End of year	$925,399,608	$908,499,682	$376,796,052	$316,454,602
Accumulated undistributed (distributions in excess of) net investment income	$7,614,796	$4,552,458	$—	$—

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets (continued)

	PACE International Fixed Income Investments		PACE High Yield Investments		PACE Large Co Value Equity Investments
	Years ended July 31,		Years ended July 31,		Years ended July 31,
	2013	2012	2013	2012	2013	2012
From operations:
Net investment income	$9,846,328	$12,483,094	$21,171,947	$19,722,510	$17,134,258	$18,362,612
Net realized gains (losses)	(10,412,404)	(1,101,611)	(1,911,325)	5,293,799	167,042,721	45,563,978
Net change in unrealized appreciation/depreciation	(24,760,463)	(24,175,285)	11,901,373	(8,212,448)	172,907,385	(36,563,090)
Net increase (decrease) in net assets resulting from operations	(25,326,539)	(12,793,802)	31,161,995	16,803,861	357,084,364	27,363,500
Dividends and distributions to shareholders from:
Net investment income–Class A	(1,138,791)	(6,155,271)	(1,421,528)	(1,398,278)	(1,715,660)	(1,741,145)
Net investment income–Class B	—	(512)	—	—	—	(133)
Net investment income–Class C	(81,329)	(465,096)	(321,743)	(293,781)	(58,764)	(53,456)
Net investment income–Class Y	(72,062)	(346,486)	(66,755)	(33,399)	(240,829)	(241,462)
Net investment income–Class P	(6,391,654)	(30,504,876)	(18,981,394)	(17,987,293)	(15,927,508)	(15,109,729)
Net realized gains–Class A	—	—	(333,992)	(197,101)	—	—
Net realized gains–Class C	—	—	(80,332)	(45,733)	—	—
Net realized gains–Class Y	—	—	(14,168)	(4,616)	—	—
Net realized gains–Class P	—	—	(4,036,170)	(2,579,219)	—	—
Return of capital–Class A	(1,023,864)	—	(27,894)	—	—	—
Return of capital–Class C	(68,111)	—	(6,125)	—	—	—
Return of capital–Class Y	(73,857)	—	(1,614)	—	—	—
Return of capital–Class P	(6,775,328)	—	(395,975)	—	—	—
	(15,624,996)	(37,472,241)	(25,687,690)	(22,539,420)	(17,942,761)	(17,145,925)
From beneficial interest transactions:
Net proceeds from shares sold	156,802,544	69,144,496	157,057,758	71,379,724	150,537,298	136,886,464
Cost of shares repurchased	(108,693,581)	(104,498,744)	(98,356,565)	(64,491,912)	(339,465,707)	(210,843,891)
Proceeds from dividends reinvested	14,421,847	34,540,470	23,918,169	21,066,129	17,003,690	16,277,750
Net increase (decrease) in net assets from beneficial interest transactions	62,530,810	(813,778)	82,619,362	27,953,941	(171,924,719)	(57,679,677)
Redemption fees	27,787	16,643	31,407	18,468	30,063	23,925
Net increase (decrease) in net assets	21,607,062	(51,063,178)	88,125,074	22,236,850	167,246,947	(47,438,177)
Net assets:
Beginning of year	526,598,602	577,661,780	300,160,455	277,923,605	1,152,322,032	1,199,760,209
End of year	$548,205,664	$526,598,602	$388,285,529	$300,160,455	$1,319,568,979	$1,152,322,032
Accumulated undistributed (distributions in excess of) net investment income	$(17,359,961)	$(4,314,633)	$—	$—	$8,400,806	$9,215,754

	PACE Large Co Growth Equity Investments		PACE Small/Medium Co Value Equity Investments
	Years ended July 31,		Years ended July 31,
	2013	2012	2013	2012
From operations:
Net investment income	$7,450,158	$2,458,957	$3,379,955	$1,342,991
Net realized gains (losses)	148,428,436	77,525,004	64,525,410	13,350,166
Net change in unrealized appreciation/depreciation	79,047,355	(33,725,864)	61,853,898	(26,247,454)
Net increase (decrease) in net assets resulting from operations	234,925,949	46,258,097	129,759,263	(11,554,297)
Dividends and distributions to shareholders from:
Net investment income–Class A	(104,343)	—	(146,859)	—
Net investment income–Class B	—	—	—	—
Net investment income–Class C	—	—	—	—
Net investment income–Class Y	(68,046)	(27,666)	(3,299)	(214)
Net investment income–Class P	(5,649,791)	(2,409,749)	(2,622,888)	(71,538)
Net realized gains–Class A	—	—	—	—
Net realized gains–Class C	—	—	—	—
Net realized gains–Class Y	—	—	—	—
Net realized gains–Class P	—	—	—	—
Return of capital–Class A	—	—	—	—
Return of capital–Class C	—	—	—	—
Return of capital–Class Y	—	—	—	—
Return of capital–Class P	—	—	—	—
	(5,822,180)	(2,437,415)	(2,773,046)	(71,752)
From beneficial interest transactions:
Net proceeds from shares sold	154,641,555	134,548,925	69,360,098	48,477,413
Cost of shares repurchased	(306,901,653)	(218,180,504)	(99,257,811)	(75,411,539)
Proceeds from dividends reinvested	5,549,008	2,330,006	2,658,999	69,150
Net increase (decrease) in net assets from beneficial interest transactions	(146,711,090)	(81,301,573)	(27,238,714)	(26,864,976)
Redemption fees	26,946	26,989	8,801	11,706
Net increase (decrease) in net assets	82,419,625	(37,453,902)	99,756,304	(38,479,319)
Net assets:
Beginning of year	1,113,049,333	1,150,503,235	386,803,682	425,283,001
End of year	$1,195,468,958	$1,113,049,333	$486,559,986	$386,803,682
Accumulated undistributed (distributions in excess of) net investment income	$4,082,837	$2,455,658	$1,862,609	$1,328,280

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets (concluded)

	PACE Small/Medium Co Growth Equity Investments		PACE International Equity Investments		PACE International Emerging Markets Equity Investments
	Years ended July 31,		Years ended July 31,		Years ended July 31,
	2013	2012	2013	2012	2013	2012
From operations:
Net investment income (loss)	$(1,445,440)	$(2,489,635)	$18,225,332	$19,487,259	$2,691,736	$2,524,940
Net realized gains (losses)	55,506,406	30,343,266	29,506,227	(35,551,957)	(15,509,489)	(8,061,327)
Net change in unrealized appreciation/depreciation	77,571,558	(34,367,046)	127,016,723	(79,515,575)	13,771,800	(33,179,844)
Net increase (decrease) in net assets resulting from operations	131,632,524	(6,513,415)	174,748,282	(95,580,273)	954,047	(38,716,231)
Dividends and distributions to shareholders from:
Net investment income–Class A	—	—	(1,151,644)	(1,567,928)	(133,643)	(172,206)
Net investment income–Class C	—	—	(35,675)	(55,784)	—	—
Net investment income–Class Y	—	—	(451,927)	(556,690)	(138,544)	(166,164)
Net investment income–Class P	—	—	(18,291,738)	(21,631,424)	(1,787,929)	(2,196,656)
Net realized gains–Class A	(623,754)	—	—	—	—	(198,675)
Net realized gains–Class B	—	—	—	—	—	(256)
Net realized gains–Class C	(63,671)	—	—	—	—	(31,489)
Net realized gains–Class Y	(4,434)	—	—	—	—	(152,682)
Net realized gains–Class P	(6,538,198)	—	—	—	—	(2,349,530)
	(7,230,057)	—	(19,930,984)	(23,811,826)	(2,060,116)	(5,267,658)
From beneficial interest transactions:
Net proceeds from shares sold	66,510,686	47,028,375	172,911,160	119,381,381	167,350,314	40,324,768
Cost of shares repurchased	(118,229,752)	(85,394,343)	(174,721,550)	(161,217,188)	(53,864,836)	(58,328,685)
Proceeds from dividends reinvested	6,954,318	—	19,040,236	22,766,345	1,980,763	5,091,320
Net increase (decrease) in net assets from beneficial interest transactions	(44,764,748)	(38,365,968)	17,229,846	(19,069,462)	115,466,241	(12,912,597)
Redemption fees	17,669	11,918	33,777	25,565	26,311	12,819
Net increase (decrease) in net assets	79,655,388	(44,867,465)	172,080,921	(138,435,996)	114,386,483	(56,883,667)
Net assets:
Beginning of year	423,701,964	468,569,429	770,127,099	908,563,095	251,985,336	308,869,003
End of year	$503,357,352	$423,701,964	$942,208,020	$770,127,099	$366,371,819	$251,985,336
Accumulated undistributed (distributions in excess of) net investment income	$64,038	$(1,229,320)	$12,643,178	$12,231,816	$2,082,021	$1,594,936

	PACE Global Real Estate Securities Investments		PACE Alternative Strategies Investments
	Years ended July 31,		Years ended July 31,
	2013	2012	2013	2012
From operations:
Net investment income (loss)	$1,816,091	$1,863,273	$(1,304,156)	$(83,260)
Net realized gains (losses)	18,704,372	1,900,548	26,185,227	9,561,281
Net change in unrealized appreciation/depreciation	(5,344,478)	165,711	24,900,392	(7,894,021)
Net increase (decrease) in net assets resulting from operations	15,175,985	3,929,532	49,781,463	1,584,000
Dividends and distributions to shareholders from:
Net investment income–Class A	(205,882)	(99,380)	(173,223)	—
Net investment income–Class C	(6,960)	(3,799)	—	—
Net investment income–Class Y	(11,611)	(5,123)	(12,562)	—
Net investment income–Class P	(4,990,785)	(2,459,520)	(3,346,509)	—
Net realized gains–Class A	—	—	—	—
Net realized gains–Class B	—	—	—	—
Net realized gains–Class C	—	—	—	—
Net realized gains–Class Y	—	—	—	—
Net realized gains–Class P	—	—	—	—
	(5,215,238)	(2,567,822)	(3,532,294)	—
From beneficial interest transactions:
Net proceeds from shares sold	39,031,765	23,601,011	140,092,032	91,436,927
Cost of shares repurchased	(45,062,966)	(20,109,909)	(135,183,027)	(141,185,540)
Proceeds from dividends reinvested	5,001,250	2,474,017	3,405,704	—
Net increase (decrease) in net assets from beneficial interest transactions	(1,029,951)	5,965,119	8,314,709	(49,748,613)
Redemption fees	6,250	5,701	19,888	36,115
Net increase (decrease) in net assets	8,937,046	7,332,530	54,583,766	(48,128,498)
Net assets:
Beginning of year	113,321,041	105,988,511	500,225,802	548,354,300
End of year	$122,258,087	$113,321,041	$554,809,568	$500,225,802
Accumulated undistributed (distributions in excess of) net investment income	$(681,537)	$(564,930)	$8,236,335	$5,787,726

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Money Market Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.000[1]	0.000[1]	0.000[1]	0.000[1]	0.008
Dividends from net investment income	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.008)
Distributions from net realized gains	—	—	(0.000)[1]	(0.000)[1]	(0.000)[1]
Total dividends and distributions	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.008)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.01%	0.01%	0.01%	0.01%	0.81%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.88%	0.89%	0.88%	0.90%	0.89%
Expenses after fee waivers and/or expense reimbursements	0.19%	0.19%	0.25%	0.27%	0.59%
Net investment income	0.01%	0.01%	0.01%	0.01%	0.78%
Supplemental data:
Net assets, end of year (000's)	$309,842	$337,091	$365,844	$386,217	$529,959

1  Amount represents less than $0.0005 per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if these fees were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

See accompanying notes to financial statements.

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PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$13.46	$13.31	$13.71	$13.36	$12.87
Net investment income[1]	0.11	0.22	0.29	0.41	0.57
Net realized and unrealized gains (losses)	(0.39)	0.34	0.20	0.86	0.56
Net increase (decrease) from operations	(0.28)	0.56	0.49	1.27	1.13
Dividends from net investment income	(0.31)	(0.34)	(0.38)	(0.46)	(0.64)
Distributions from net realized gains	(0.25)	(0.07)	(0.51)	(0.46)	—
Total dividends and distributions	(0.56)	(0.41)	(0.89)	(0.92)	(0.64)
Net asset value, end of year	$12.62	$13.46	$13.31	$13.71	$13.36
Total investment return[2]	(2.29)%	4.34%	3.74%	9.92%	9.09%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.05%	1.05%	1.06%[3]	1.08%[3]	1.07%[3]
Expenses after fee waivers and/or expense reimbursements	0.99%	1.02%	1.02%[3]	1.02%[3]	1.02%[3]
Net investment income	0.83%	1.68%	2.16%	3.06%	4.41%
Supplemental data:
Net assets, end of year (000's)	$66,554	$78,764	$80,727	$92,416	$90,386
Portfolio turnover	1,336%	1,046%	1,105%	1,065%	877%
	Class Y
	Years ended July 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$13.47	$13.31	$13.71	$13.36	$12.87
Net investment income[1]	0.14	0.26	0.32	0.44	0.61
Net realized and unrealized gains (losses)	(0.40)	0.35	0.20	0.86	0.55
Net increase (decrease) from operations	(0.26)	0.61	0.52	1.30	1.16
Dividends from net investment income	(0.34)	(0.38)	(0.41)	(0.49)	(0.67)
Distributions from net realized gains	(0.25)	(0.07)	(0.51)	(0.46)	—
Total dividends and distributions	(0.59)	(0.45)	(0.92)	(0.95)	(0.67)
Net asset value, end of year	$12.62	$13.47	$13.31	$13.71	$13.36
Total investment return[2]	(2.05)%	4.60%	4.00%	10.20%	9.29%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.85%	0.86%	0.88%[3]	0.89%[3]	0.92%[3]
Expenses after fee waivers and/or expense reimbursements	0.74%	0.77%	0.77%[3]	0.77%[3]	0.77%[3]
Net investment income	1.08%	1.92%	2.42%	3.29%	4.65%
Supplemental data:
Net assets, end of year (000's)	$57,567	$61,428	$50,830	$49,486	$39,199
Portfolio turnover	1,336%	1,046%	1,105%	1,065%	877%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

	Class C
	Years ended July 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$13.48	$13.32	$13.72	$13.37	$12.88
Net investment income[1]	0.04	0.16	0.22	0.35	0.51
Net realized and unrealized gains (losses)	(0.40)	0.34	0.20	0.85	0.55
Net increase (decrease) from operations	(0.36)	0.50	0.42	1.20	1.06
Dividends from net investment income	(0.24)	(0.27)	(0.31)	(0.39)	(0.57)
Distributions from net realized gains	(0.25)	(0.07)	(0.51)	(0.46)	—
Total dividends and distributions	(0.49)	(0.34)	(0.82)	(0.85)	(0.57)
Net asset value, end of year	$12.63	$13.48	$13.32	$13.72	$13.37
Total investment return[2]	(2.78)%	3.81%	3.22%	9.37%	8.45%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.56%	1.56%	1.58%[3]	1.61%[3]	1.63%[3]
Expenses after fee waivers and/or expense reimbursements	1.49%	1.52%	1.52%[3]	1.52%[3]	1.52%[3]
Net investment income	0.33%	1.19%	1.66%	2.56%	3.90%
Supplemental data:
Net assets, end of year (000's)	$16,907	$20,710	$22,064	$24,394	$24,477
Portfolio turnover	1,336%	1,046%	1,105%	1,065%	877%
	Class P
	Years ended July 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$13.47	$13.32	$13.71	$13.36	$12.87
Net investment income[1]	0.14	0.26	0.32	0.44	0.61
Net realized and unrealized gains (losses)	(0.39)	0.34	0.21	0.86	0.55
Net increase (decrease) from operations	(0.25)	0.60	0.53	1.30	1.16
Dividends from net investment income	(0.34)	(0.38)	(0.41)	(0.49)	(0.67)
Distributions from net realized gains	(0.25)	(0.07)	(0.51)	(0.46)	—
Total dividends and distributions	(0.59)	(0.45)	(0.92)	(0.95)	(0.67)
Net asset value, end of year	$12.63	$13.47	$13.32	$13.71	$13.36
Total investment return[2]	(1.97)%	4.52%	4.08%	10.20%	9.27%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.86%	0.85%	0.86%[3]	0.88%[3]	0.86%[3]
Expenses after fee waivers and/or expense reimbursements	0.74%	0.77%	0.77%[3]	0.77%[3]	0.77%[3]
Net investment income	1.08%	1.93%	2.41%	3.30%	4.66%
Supplemental data:
Net assets, end of year (000's)	$447,362	$453,841	$453,931	$477,172	$422,024
Portfolio turnover	1,336%	1,046%	1,105%	1,065%	877%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$12.42	$12.15	$12.02	$11.58	$11.51
Net investment income[1]	0.12	0.21	0.26	0.34	0.44
Net realized and unrealized gains (losses)	(0.22)	0.28	0.12	0.49	0.08
Net increase (decrease) from operations	(0.10)	0.49	0.38	0.83	0.52
Dividends from net investment income	(0.12)	(0.22)	(0.25)	(0.39)	(0.45)
Net asset value, end of year	$12.20	$12.42	$12.15	$12.02	$11.58
Total investment return[2]	(0.93)%	4.16%	3.24%	7.24%	4.88%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.99%[3]	1.00%	0.99%[3]	1.00%[3]	1.02%
Expenses after fee waivers and/or expense reimbursements	0.93%[3]	0.93%	0.93%[3]	0.93%[3]	0.93%
Net investment income	0.98%	1.73%	2.18%	2.93%	3.97%
Supplemental data:
Net assets, end of year (000's)	$31,355	$36,665	$39,022	$42,905	$45,165
Portfolio turnover	818%	398%	664%	974%	512%
	Class Y
	Years ended July 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$12.43	$12.15	$12.02	$11.59	$11.51
Net investment income[1]	0.15	0.24	0.29	0.38	0.47
Net realized and unrealized gains (losses)	(0.23)	0.29	0.12	0.48	0.09
Net increase (decrease) from operations	(0.08)	0.53	0.41	0.86	0.56
Dividends from net investment income	(0.15)	(0.25)	(0.28)	(0.43)	(0.48)
Net asset value, end of year	$12.20	$12.43	$12.15	$12.02	$11.59
Total investment return[2]	(0.68)%	4.42%	3.49%	7.53%	5.15%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.89%[3]	0.88%	0.83%[3]	0.74%[3]	0.68%
Expenses after fee waivers and/or expense reimbursements	0.68%[3]	0.68%	0.68%[3]	0.68%[3]	0.68%[4]
Net investment income	1.24%	1.99%	2.42%	3.19%	4.17%
Supplemental data:
Net assets, end of year (000's)	$674	$990	$1,277	$1,997	$2,313
Portfolio turnover	818%	398%	664%	974%	512%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

4  During the year ended July 31, 2009, UBS Global Asset Management (Americas) Inc. waived fees and/or reimbursed a portion of ordinary operating expenses. The ratios after and before fee waivers and/or expense reimbursements are the same since the fee waiver/reimbursement represents less than 0.01%.

	Class C
	Years ended July 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$12.44	$12.17	$12.03	$11.59	$11.52
Net investment income[1]	0.06	0.15	0.20	0.29	0.38
Net realized and unrealized gains (losses)	(0.23)	0.28	0.13	0.48	0.09
Net increase (decrease) from operations	(0.17)	0.43	0.33	0.77	0.47
Dividends from net investment income	(0.05)	(0.16)	(0.19)	(0.33)	(0.40)
Net asset value, end of year	$12.22	$12.44	$12.17	$12.03	$11.59
Total investment return[2]	(1.34)%	3.55%	2.80%	6.70%	4.36%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.49%[3]	1.51%	1.49%[3]	1.50%[3]	1.53%
Expenses after fee waivers and/or expense reimbursements	1.43%[3]	1.43%	1.43%[3]	1.43%[3]	1.43%
Net investment income	0.48%	1.23%	1.67%	2.43%	3.43%
Supplemental data:
Net assets, end of year (000's)	$2,685	$3,270	$3,474	$4,646	$5,185
Portfolio turnover	818%	398%	664%	974%	512%
	Class P
	Years ended July 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$12.43	$12.16	$12.02	$11.59	$11.51
Net investment income[1]	0.15	0.24	0.29	0.37	0.47
Net realized and unrealized gains (losses)	(0.23)	0.28	0.13	0.48	0.09
Net increase (decrease) from operations	(0.08)	0.52	0.42	0.85	0.56
Dividends from net investment income	(0.15)	(0.25)	(0.28)	(0.42)	(0.48)
Net asset value, end of year	$12.20	$12.43	$12.16	$12.02	$11.59
Total investment return[2]	(0.68)%	4.33%	3.58%	7.51%	5.14%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.74%[3]	0.74%	0.72%[3]	0.73%[3]	0.74%
Expenses after fee waivers and/or expense reimbursements	0.68%[3]	0.68%	0.68%[3]	0.68%[3]	0.68%
Net investment income	1.22%	1.97%	2.43%	3.16%	4.22%
Supplemental data:
Net assets, end of year (000's)	$415,894	$421,822	$411,723	$420,801	$353,068
Portfolio turnover	818%	398%	664%	974%	512%
See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$15.29	$14.55	$14.56	$13.09	$13.75
Net investment income[1]	0.41	0.42	0.48	0.47	0.60
Net realized and unrealized gains (losses)	(0.78)	1.11	0.43	1.60	0.39
Net increase (decrease) from operations	(0.37)	1.53	0.91	2.07	0.99
Dividends from net investment income	(0.43)	(0.52)	(0.51)	(0.58)	(0.73)
Distributions from net realized gains	(0.33)	(0.27)	(0.41)	(0.02)	(0.92)
Total dividends and distributions	(0.76)	(0.79)	(0.92)	(0.60)	(1.65)
Net asset value, end of year	$14.16	$15.29	$14.55	$14.56	$13.09
Total investment return[2]	(2.60)%	10.86%	6.54%	16.09%	8.31%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including interest expense	1.03%	1.04%[3]	1.09%	1.09%	1.10%
Expenses after fee waivers and/or expense reimbursements/recoupments, including interest expense	1.06%[4]	1.06%[3,4]	1.06%	1.06%	1.07%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding interest expense	1.05%[4]	1.06%[4]	1.06%	1.06%	1.06%
Net investment income	2.72%	2.85%	3.38%	3.36%	4.75%
Supplemental data:
Net assets, end of year (000's)	$67,417	$85,571	$56,151	$45,499	$33,293
Portfolio turnover	186%	162%	444%	239%	178%
	Class Y
	Years ended July 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$15.28	$14.54	$14.54	$13.08	$13.74
Net investment income[1]	0.42	0.46	0.52	0.51	0.64
Net realized and unrealized gains (losses)	(0.76)	1.10	0.44	1.59	0.39
Net increase (decrease) from operations	(0.34)	1.56	0.96	2.10	1.03
Dividends from net investment income	(0.46)	(0.55)	(0.55)	(0.62)	(0.77)
Distributions from net realized gains	(0.33)	(0.27)	(0.41)	(0.02)	(0.92)
Total dividends and distributions	(0.79)	(0.82)	(0.96)	(0.64)	(1.69)
Net asset value, end of year	$14.15	$15.28	$14.54	$14.54	$13.08
Total investment return[2]	(2.38)%	11.10%	6.80%	16.47%	8.68%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including interest expense	0.90%	0.89%[3]	0.96%	0.85%	0.73%
Expenses after fee waivers and/or expense reimbursements/recoupments, including interest expense	0.81%	0.81%[3]	0.81%	0.81%	0.73%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding interest expense	0.81%	0.81%	0.81%	0.81%	0.72%
Net investment income	2.80%	3.09%	3.62%	3.63%	5.09%
Supplemental data:
Net assets, end of year (000's)	$3,638	$5,907	$2,810	$3,058	$3,186
Portfolio turnover	186%	162%	444%	239%	178%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class C
	Years ended July 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$15.29	$14.56	$14.56	$13.09	$13.75
Net investment income[1]	0.34	0.35	0.42	0.40	0.54
Net realized and unrealized gains (losses)	(0.78)	1.10	0.43	1.60	0.39
Net increase (decrease) from operations	(0.44)	1.45	0.85	2.00	0.93
Dividends from net investment income	(0.35)	(0.45)	(0.44)	(0.51)	(0.67)
Distributions from net realized gains	(0.33)	(0.27)	(0.41)	(0.02)	(0.92)
Total dividends and distributions	(0.68)	(0.72)	(0.85)	(0.53)	(1.59)
Net asset value, end of year	$14.17	$15.29	$14.56	$14.56	$13.09
Total investment return[2]	(2.99)%	10.25%	6.10%	15.52%	7.78%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including interest expense	1.51%[3]	1.52%[3]	1.53%	1.56%	1.58%
Expenses after fee waivers and/or expense reimbursements/recoupments, including interest expense	1.51%[3]	1.52%[3]	1.55%[4]	1.56%	1.57%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding interest expense	1.51%	1.52%	1.55%[4]	1.56%	1.56%
Net investment income	2.26%	2.38%	2.88%	2.86%	4.24%
Supplemental data:
Net assets, end of year (000's)	$20,992	$21,193	$12,856	$12,289	$8,797
Portfolio turnover	186%	162%	444%	239%	178%
	Class P
	Years ended July 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$15.29	$14.55	$14.55	$13.08	$13.74
Net investment income[1]	0.44	0.46	0.52	0.50	0.64
Net realized and unrealized gains (losses)	(0.78)	1.10	0.44	1.60	0.38
Net increase (decrease) from operations	(0.34)	1.56	0.96	2.10	1.02
Dividends from net investment income	(0.46)	(0.55)	(0.55)	(0.61)	(0.76)
Distributions from net realized gains	(0.33)	(0.27)	(0.41)	(0.02)	(0.92)
Total dividends and distributions	(0.79)	(0.82)	(0.96)	(0.63)	(1.68)
Net asset value, end of year	$14.16	$15.29	$14.55	$14.55	$13.08
Total investment return[2]	(2.37)%	11.09%	6.88%	16.39%	8.58%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including interest expense	0.81%[3]	0.82%[3]	0.84%	0.87%	0.87%
Expenses after fee waivers and/or expense reimbursements/recoupments, including interest expense	0.81%[3]	0.81%[3]	0.81%	0.81%	0.82%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding interest expense	0.81%	0.81%	0.81%	0.81%	0.81%
Net investment income	2.96%	3.10%	3.63%	3.62%	5.00%
Supplemental data:
Net assets, end of year (000's)	$833,352	$795,829	$746,653	$691,186	$584,235
Portfolio turnover	186%	162%	444%	239%	178%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$13.56	$13.00	$12.94	$12.45	$12.15
Net investment income[1]	0.33	0.37	0.38	0.39	0.41
Net realized and unrealized gains (losses)	(0.59)	0.56	0.06	0.49	0.30
Net increase (decrease) from operations	(0.26)	0.93	0.44	0.88	0.71
Dividends from net investment income	(0.33)	(0.37)	(0.38)	(0.39)	(0.41)
Distributions from net realized gains	(0.06)	—	—	—	—
Total dividends and distributions	(0.39)	(0.37)	(0.38)	(0.39)	(0.41)
Net asset value, end of year	$12.91	$13.56	$13.00	$12.94	$12.45
Total investment return[2]	(1.99)%	7.21%	3.49%	7.18%	5.97%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.93%	0.95%	0.94%	0.95%	0.96%
Expenses after fee waivers and/or expense reimbursements	0.91%	0.93%	0.93%	0.93%	0.93%
Net investment income	2.47%	2.75%	2.96%	3.08%	3.35%
Supplemental data:
Net assets, end of year (000's)	$63,540	$71,639	$73,528	$83,501	$88,167
Portfolio turnover	69%	32%	34%	10%	25%
	Class Y
	Years ended July 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$13.57	$13.00	$12.95	$12.45	$12.16
Net investment income[1]	0.37	0.40	0.41	0.42	0.44
Net realized and unrealized gains (losses)	(0.60)	0.57	0.05	0.50	0.29
Net increase (decrease) from operations	(0.23)	0.97	0.46	0.92	0.73
Dividends from net investment income	(0.36)	(0.40)	(0.41)	(0.42)	(0.44)
Distributions from net realized gains	(0.06)	—	—	—	—
Total dividends and distributions	(0.42)	(0.40)	(0.41)	(0.42)	(0.44)
Net asset value, end of year	$12.92	$13.57	$13.00	$12.95	$12.45
Total investment return[2]	(1.74)%	7.56%	3.67%	7.45%	6.23%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.72%	0.73%	0.74%	0.74%	0.76%
Expenses after fee waivers and/or expense reimbursements	0.66%	0.68%	0.68%	0.68%	0.68%
Net investment income	2.72%	3.00%	3.21%	3.33%	3.60%
Supplemental data:
Net assets, end of year (000's)	$82	$121	$118	$123	$145
Portfolio turnover	69%	32%	34%	10%	25%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

	Class C
	Years ended July 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$13.57	$13.00	$12.94	$12.45	$12.16
Net investment income[1]	0.26	0.30	0.32	0.33	0.35
Net realized and unrealized gains (losses)	(0.60)	0.57	0.06	0.49	0.29
Net increase (decrease) from operations	(0.34)	0.87	0.38	0.82	0.64
Dividends from net investment income	(0.26)	(0.30)	(0.32)	(0.33)	(0.35)
Distributions from net realized gains	(0.06)	—	—	—	—
Total dividends and distributions	(0.32)	(0.30)	(0.32)	(0.33)	(0.35)
Net asset value, end of year	$12.91	$13.57	$13.00	$12.94	$12.45
Total investment return[2]	(2.56)%	6.76%	2.97%	6.65%	5.36%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.44%	1.45%	1.45%	1.46%	1.47%
Expenses after fee waivers and/or expense reimbursements	1.41%	1.43%	1.43%	1.43%	1.43%
Net investment income	1.97%	2.25%	2.46%	2.58%	2.85%
Supplemental data:
Net assets, end of year (000's)	$12,336	$13,684	$13,943	$15,767	$15,474
Portfolio turnover	69%	32%	34%	10%	25%
	Class P
	Years ended July 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$13.57	$13.00	$12.95	$12.45	$12.16
Net investment income[1]	0.36	0.40	0.41	0.42	0.44
Net realized and unrealized gains (losses)	(0.60)	0.57	0.05	0.50	0.29
Net increase (decrease) from operations	(0.24)	0.97	0.46	0.92	0.73
Dividends from net investment income	(0.36)	(0.40)	(0.41)	(0.42)	(0.44)
Distributions from net realized gains	(0.06)	—	—	—	—
Total dividends and distributions	(0.42)	(0.40)	(0.41)	(0.42)	(0.44)
Net asset value, end of year	$12.91	$13.57	$13.00	$12.95	$12.45
Total investment return[2]	(1.82)%	7.56%	3.67%	7.54%	6.14%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.70%	0.72%	0.72%	0.74%	0.74%
Expenses after fee waivers and/or expense reimbursements	0.66%	0.68%	0.68%	0.68%	0.68%
Net investment income	2.70%	3.00%	3.21%	3.33%	3.61%
Supplemental data:
Net assets, end of year (000's)	$300,838	$231,010	$229,062	$229,028	$187,814
Portfolio turnover	69%	32%	34%	10%	25%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE International Fixed Income Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$11.40	$12.52	$11.43	$11.64	$11.84
Net investment income[1]	0.19	0.25	0.26	0.27	0.30
Net realized and unrealized gains (losses)	(0.72)	(0.56)	1.13	0.24	(0.06)
Net increase (decrease) from operations	(0.53)	(0.31)	1.39	0.51	0.24
Dividends from net investment income	(0.16)	(0.81)	(0.30)	(0.70)	(0.44)
Return of capital	(0.15)	—	—	(0.02)	—
Total dividends and return of capital	(0.31)	(0.81)	(0.30)	(0.72)	(0.44)
Net asset value, end of year	$10.56	$11.40	$12.52	$11.43	$11.64
Total investment return[2]	(4.80)%	(2.33)%	12.36%	4.32%	2.35%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.27%[3]	1.27%	1.26%	1.30%	1.32%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.22%[3]	1.21%[4]	1.22%[4]	1.25%[4]	1.25%
Net investment income	1.65%	2.16%	2.16%	2.30%	2.83%
Supplemental data:
Net assets, end of year (000's)	$70,052	$84,661	$98,636	$98,039	$103,708
Portfolio turnover	63%	40%	66%	67%	37%
	Class Y
	Years ended July 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$11.37	$12.49	$11.40	$11.63	$11.83
Net investment income[1]	0.21	0.28	0.28	0.30	0.34
Net realized and unrealized gains (losses)	(0.71)	(0.57)	1.14	0.23	(0.07)
Net increase (decrease) from operations	(0.50)	(0.29)	1.42	0.53	0.27
Dividends from net investment income	(0.17)	(0.83)	(0.33)	(0.74)	(0.47)
Return of capital	(0.16)	—	—	(0.02)	—
Total dividends and return of capital	(0.33)	(0.83)	(0.33)	(0.76)	(0.47)
Net asset value, end of year	$10.54	$11.37	$12.49	$11.40	$11.63
Total investment return[2]	(4.60)%	(2.04)%	12.54%	4.68%	2.71%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.09%[3]	1.11%	1.11%	1.01%	0.94%
Expenses after fee waivers and/or expense reimbursements	1.00%[3]	1.00%	1.00%	0.96%	0.89%
Net investment income	1.88%	2.37%	2.38%	2.57%	3.19%
Supplemental data:
Net assets, end of year (000's)	$5,171	$4,720	$5,216	$5,825	$7,773
Portfolio turnover	63%	40%	66%	67%	37%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class C
	Years ended July 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$11.41	$12.52	$11.43	$11.64	$11.85
Net investment income[1]	0.13	0.20	0.20	0.21	0.25
Net realized and unrealized gains (losses)	(0.72)	(0.56)	1.14	0.24	(0.08)
Net increase (decrease) from operations	(0.59)	(0.36)	1.34	0.45	0.17
Dividends from net investment income	(0.13)	(0.75)	(0.25)	(0.64)	(0.38)
Return of capital	(0.12)	—	—	(0.02)	—
Total dividends and return of capital	(0.25)	(0.75)	(0.25)	(0.66)	(0.38)
Net asset value, end of year	$10.57	$11.41	$12.52	$11.43	$11.64
Total investment return[2]	(5.26)%	(2.72)%	11.83%	3.81%	1.85%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.75%[3]	1.75%	1.74%	1.77%	1.80%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.69%[3]	1.69%	1.69%	1.72%[4]	1.75%[4]
Net investment income	1.17%	1.68%	1.69%	1.83%	2.32%
Supplemental data:
Net assets, end of year (000's)	$5,862	$6,949	$8,034	$7,154	$7,234
Portfolio turnover	63%	40%	66%	67%	37%
	Class P
	Years ended July 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$11.40	$12.52	$11.43	$11.64	$11.84
Net investment income[1]	0.21	0.28	0.28	0.30	0.33
Net realized and unrealized gains (losses)	(0.72)	(0.57)	1.14	0.23	(0.07)
Net increase (decrease) from operations	(0.51)	(0.29)	1.42	0.53	0.26
Dividends from net investment income	(0.17)	(0.83)	(0.33)	(0.72)	(0.46)
Return of capital	(0.16)	—	—	(0.02)	—
Total dividends and return of capital	(0.33)	(0.83)	(0.33)	(0.74)	(0.46)
Net asset value, end of year	$10.56	$11.40	$12.52	$11.43	$11.64
Total investment return[2]	(4.59)%	(2.12)%	12.60%	4.65%	2.60%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.10%[3]	1.11%	1.11%	1.15%	1.17%
Expenses after fee waivers and/or expense reimbursements	1.00%[3]	1.00%	1.00%	1.00%	1.00%
Net investment income	1.88%	2.37%	2.38%	2.56%	3.09%
Supplemental data:
Net assets, end of year (000's)	$467,121	$430,268	$465,625	$404,680	$364,616
Portfolio turnover	63%	40%	66%	67%	37%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE High Yield Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Years ended July 31,

	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.15	$10.39	$10.17	$8.94	$9.04
Net investment income[2]	0.64	0.69	0.75	0.82	0.66
Net realized and unrealized gains (losses)	0.41	(0.12)	0.25	1.21	0.02
Net increase from operations	1.05	0.57	1.00	2.03	0.68
Dividends from net investment income	(0.63)	(0.70)	(0.73)	(0.74)	(0.78)
Distributions from net realized gains	(0.15)	(0.11)	(0.05)	(0.06)	—
Return of capital	(0.01)	—	—	—	—
Total dividends and distributions	(0.79)	(0.81)	(0.78)	(0.80)	(0.78)
Net asset value, end of period	$10.41	$10.15	$10.39	$10.17	$8.94
Total investment return[3]	10.48%	5.97%	10.00%	23.35%	9.49%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.27%	1.32%	1.31%	1.35%	1.46%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.27%	1.33%[5]	1.33%[5]	1.35%[5]	1.35%
Net investment income	6.07%	7.01%	7.11%	8.36%	8.46%
Supplemental data:
Net assets, end of period (000's)	$23,400	$22,405	$25,550	$13,158	$7,538
Portfolio turnover	26%	20%	36%	30%	49%
	Class Y
	Years ended July 31,				Period ended
					July 31,
	2013	2012	2011	2010	2009[6]
Net asset value, beginning of period	$10.18	$10.42	$10.20	$8.95	$6.83
Net investment income[2]	0.66	0.72	0.74	0.85	0.42
Net realized and unrealized gains (losses)	0.41	(0.12)	0.28	1.22	2.11
Net increase from operations	1.07	0.60	1.02	2.07	2.53
Dividends from net investment income	(0.65)	(0.73)	(0.75)	(0.76)	(0.41)
Distributions from net realized gains	(0.15)	(0.11)	(0.05)	(0.06)	—
Return of capital	(0.01)	—	—	—	—
Total dividends and distributions	(0.81)	(0.84)	(0.80)	(0.82)	(0.41)
Net asset value, end of period	$10.44	$10.18	$10.42	$10.20	$8.95
Total investment return[3]	10.74%	6.29%	10.24%	23.82%	38.23%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.02%	1.03%	1.03%	1.10%	1.37%[4]
Expenses after fee waivers and/or expense reimbursements/recoupments	1.02%	1.03%	1.05%[5]	1.10%	1.10%[4]
Net investment income	6.26%	7.25%	7.86%	8.61%	9.13%[4]
Supplemental data:
Net assets, end of period (000's)	$1,552	$572	$385	$9	$7
Portfolio turnover	26%	20%	36%	30%	49%

1  For the period January 21, 2009 (commencement of issuance) through July 31, 2009.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

6  For the period December 26, 2008 (recommencement of issuance) through July 31, 2009.

	Class C
	Years ended July 31,				Period ended
					July 31,
	2013	2012	2011	2010	2009[1]
Net asset value, beginning of period	$10.14	$10.38	$10.16	$8.93	$7.49
Net investment income[2]	0.59	0.64	0.71	0.77	0.29
Net realized and unrealized gains (losses)	0.41	(0.12)	0.24	1.21	1.54
Net increase from operations	1.00	0.52	0.95	1.98	1.83
Dividends from net investment income	(0.58)	(0.65)	(0.68)	(0.69)	(0.39)
Distributions from net realized gains	(0.15)	(0.11)	(0.05)	(0.06)	—
Return of capital	(0.01)	—	—	—	—
Total dividends and distributions	(0.74)	(0.76)	(0.73)	(0.75)	(0.39)
Net asset value, end of period	$10.40	$10.14	$10.38	$10.16	$8.93
Total investment return[3]	9.98%	5.51%	9.50%	22.81%	25.40%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.73%	1.77%	1.77%	1.81%	1.92%[4]
Expenses after fee waivers and/or expense reimbursements/recoupments	1.73%	1.77%	1.77%	1.81%[5]	1.85%[4]
Net investment income	5.61%	6.49%	6.69%	7.91%	6.96%[4]
Supplemental data:
Net assets, end of period (000's)	$5,607	$5,832	$3,791	$2,834	$1,819
Portfolio turnover	26%	20%	36%	30%	49%
	Class P
	Years ended July 31,

	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.17	$10.41	$10.18	$8.95	$9.04
Net investment income[2]	0.66	0.72	0.77	0.85	0.69
Net realized and unrealized gains (losses)	0.41	(0.14)	0.26	1.20	0.02
Net increase from operations	1.07	0.58	1.03	2.05	0.71
Dividends from net investment income	(0.65)	(0.71)	(0.75)	(0.76)	(0.80)
Distributions from net realized gains	(0.15)	(0.11)	(0.05)	(0.06)	—
Return of capital	(0.01)	—	—	—	—
Total dividends and distributions	(0.81)	(0.82)	(0.80)	(0.82)	(0.80)
Net asset value, end of period	$10.43	$10.17	$10.41	$10.18	$8.95
Total investment return[3]	10.70%	6.19%	10.30%	23.60%	9.87%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.11%	1.15%	1.15%	1.19%	1.34%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.05%	1.10%	1.10%	1.10%	1.10%
Net investment income	6.28%	7.21%	7.36%	8.60%	8.80%
Supplemental data:
Net assets, end of period (000's)	$357,726	$271,352	$248,197	$209,650	$147,029
Portfolio turnover	26%	20%	36%	30%	49%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2013[1]	2012	2011	2010	2009
Net asset value, beginning of year	$17.27	$17.10	$14.76	$13.16	$16.67
Net investment income (loss)[2]	0.23	0.24	0.16	0.12	0.19
Net realized and unrealized gains (losses)	5.27	0.15	2.31	1.62	(3.44)
Net increase (decrease) from operations	5.50	0.39	2.47	1.74	(3.25)
Dividends from net investment income	(0.24)	(0.22)	(0.13)	(0.14)	(0.26)
Net asset value, end of year	$22.53	$17.27	$17.10	$14.76	$13.16
Total investment return[4]	32.12%	2.41%	16.79%	13.20%	(19.27)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.16%	1.18%	1.17%	1.20%	1.24%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.15%	1.18%	1.17%	1.20%	1.24%
Net investment income (loss)	1.16%	1.43%	0.94%	0.81%	1.52%
Supplemental data:
Net assets, end of year (000's)	$151,583	$132,417	$147,471	$143,284	$146,510
Portfolio turnover	71%	62%	49%	61%	87%
	Class Y
	Years ended July 31,
	2013[1]	2012	2011	2010	2009
Net asset value, beginning of year	$17.32	$17.15	$14.81	$13.21	$16.75
Net investment income[2]	0.27	0.28	0.20	0.16	0.23
Net realized and unrealized gains (losses)	5.29	0.15	2.31	1.63	(3.45)
Net increase (decrease) from operations	5.56	0.43	2.51	1.79	(3.22)
Dividends from net investment income	(0.28)	(0.26)	(0.17)	(0.19)	(0.32)
Net asset value, end of year	$22.60	$17.32	$17.15	$14.81	$13.21
Total investment return[4]	32.46%	2.68%	17.00%	13.55%	(18.93)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.92%	0.94%	0.94%	0.89%	0.86%
Expenses after fee waivers and/or expense reimbursements	0.91%	0.94%	0.94%	0.89%	0.86%
Net investment income	1.40%	1.66%	1.17%	1.11%	1.90%
Supplemental data:
Net assets, end of year (000's)	$18,536	$15,642	$16,984	$17,345	$23,834
Portfolio turnover	71%	62%	49%	61%	87%

1  As of the close of business, May 28, 2013, Westwood Management Corp. was terminated as investment sub-advisor and Robeco Investment Management became an investment sub-advisor of the Portfolio on May 29, 2013. Institutional Capital LLC and Pzena Investment Management LLC also continue to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Amount represents less than $0.005 per share.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class C
	Years ended July 31,
	2013[1]	2012	2011	2010	2009
Net asset value, beginning of year	$17.26	$17.07	$14.73	$13.15	$16.59
Net investment income (loss)[2]	0.07	0.10	0.02	(0.00)[3]	0.09
Net realized and unrealized gains (losses)	5.29	0.16	2.32	1.61	(3.41)
Net increase (decrease) from operations	5.36	0.26	2.34	1.61	(3.32)
Dividends from net investment income	(0.09)	(0.07)	—	(0.03)	(0.12)
Net asset value, end of year	$22.53	$17.26	$17.07	$14.73	$13.15
Total investment return[4]	31.13%	1.55%	15.81%	12.31%	(19.89)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.95%	1.98%	1.96%	2.02%	2.05%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.95%	1.98%	1.98%[5]	2.02%[5]	2.02%
Net investment income (loss)	0.36%	0.63%	0.13%	(0.01)%	0.74%
Supplemental data:
Net assets, end of year (000's)	$14,437	$12,439	$14,807	$15,272	$16,560
Portfolio turnover	71%	62%	49%	61%	87%
	Class P
	Years ended July 31,
	2013[1]	2012	2011	2010	2009
Net asset value, beginning of year	$17.26	$17.10	$14.76	$13.16	$16.69
Net investment income[2]	0.27	0.28	0.20	0.16	0.22
Net realized and unrealized gains (losses)	5.27	0.14	2.31	1.61	(3.44)
Net increase (decrease) from operations	5.54	0.42	2.51	1.77	(3.22)
Dividends from net investment income	(0.28)	(0.26)	(0.17)	(0.17)	(0.31)
Net asset value, end of year	$22.52	$17.26	$17.10	$14.76	$13.16
Total investment return[4]	32.47%	2.64%	17.07%	13.48%	(19.01)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.91%	0.93%	0.93%	0.95%	0.99%
Expenses after fee waivers and/or expense reimbursements	0.91%	0.93%	0.93%	0.95%	0.99%
Net investment income	1.40%	1.66%	1.18%	1.05%	1.76%
Supplemental data:
Net assets, end of year (000's)	$1,135,014	$991,824	$1,020,412	$899,926	$819,420
Portfolio turnover	71%	62%	49%	61%	87%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2013[1]	2012	2011[2]	2010[3]	2009
Net asset value, beginning of year	$19.40	$18.62	$14.95	$13.36	$16.67
Net investment income (loss)[4]	0.08	(0.00)[5]	(0.00)[5]	(0.01)	0.03
Net realized and unrealized gains (losses)	4.08	0.78	3.67	1.63	(3.27)
Net increase (decrease) from operations	4.16	0.78	3.67	1.62	(3.24)
Dividends from net investment income	(0.04)	—	—	(0.03)	—
Distributions from net realized gains	—	—	—	—	(0.07)
Total dividends and distributions	(0.04)	—	—	(0.03)	(0.07)
Net asset value, end of year	$23.52	$19.40	$18.62	$14.95	$13.36
Total investment return[6]	21.45%	4.19%	24.55%	12.12%	(19.39)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.21%	1.23%	1.23%	1.26%	1.30%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.21%	1.23%	1.22%	1.23%	1.26%
Net investment income (loss)	0.40%	(0.02)%	(0.02)%	(0.08)%	0.21%
Supplemental data:
Net assets, end of year (000's)	$63,108	$59,435	$64,315	$55,978	$56,038
Portfolio turnover	76%	54%	84%	91%	100%
	Class Y
	Years ended July 31,
	2013[1]	2012	2011[2]	2010[3]	2009
Net asset value, beginning of year	$19.86	$19.05	$15.29	$13.67	$17.03
Net investment income[4]	0.14	0.04	0.04	0.04	0.08
Net realized and unrealized gains (losses)	4.17	0.81	3.75	1.67	(3.34)
Net increase (decrease) from operations	4.31	0.85	3.79	1.71	(3.26)
Dividends from net investment income	(0.11)	(0.04)	(0.03)	(0.09)	(0.03)
Distributions from net realized gains	—	—	—	—	(0.07)
Total dividends and distributions	(0.11)	(0.04)	(0.03)	(0.09)	(0.10)
Net asset value, end of year	$24.06	$19.86	$19.05	$15.29	$13.67
Total investment return[6]	21.77%	4.49%	24.83%	12.49%	(19.04)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.96%	0.97%	0.99%	0.94%	0.88%
Expenses after fee waivers and/or expense reimbursements	0.96%	0.97%	0.98%	0.91%	0.84%
Net investment income	0.66%	0.23%	0.22%	0.25%	0.63%
Supplemental data:
Net assets, end of year (000's)	$14,814	$13,258	$13,858	$12,619	$16,885
Portfolio turnover	76%	54%	84%	91%	100%
1  As of the close of business, October 4, 2012, Marisco Capital Management, LLC and Wellington Management Company, LLP were terminated as investment sub-advisors to PACE Large Co Growth Equity Investments and J.P. Morgan Investment Management became an investment sub-advisor of the Portfolio on October 5, 2012. Delaware Management Company and Roxbury Capital Management, LLC also continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred from SSgA Funds Management, Inc. to Roxbury Capital Management, LLC and Delaware Management Company at the close of business on November 29, 2010.

3  A portion of the investment advisory function for this Portfolio was transferred to Roxbury Capital Management, LLC on May 25, 2010.

4  Calculated using the average shares method.

5  Amount represents less than $0.005 per share.

6  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

7  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class C
	Years ended July 31,
	2013[1]	2012	2011[2]	2010[3]	2009
Net asset value, beginning of year	$17.67	$17.10	$13.84	$12.45	$15.66
Net investment income (loss)[4]	(0.08)	(0.14)	(0.14)	(0.12)	(0.07)
Net realized and unrealized gains (losses)	3.70	0.71	3.40	1.51	(3.07)
Net increase (decrease) from operations	3.62	0.57	3.26	1.39	(3.14)
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains	—	—	—	—	(0.07)
Total dividends and distributions	—	—	—	—	(0.07)
Net asset value, end of year	$21.29	$17.67	$17.10	$13.84	$12.45
Total investment return[6]	20.49%	3.33%	23.47%	11.24%	(20.00)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	2.04%	2.07%	2.07%	2.13%	2.20%
Expenses after fee waivers and/or expense reimbursements/recoupments	2.05%[7]	2.05%	2.05%	2.05%	2.05%
Net investment income (loss)	(0.43)%	(0.84)%	(0.84)%	(0.90)%	(0.57)%
Supplemental data:
Net assets, end of year (000's)	$4,033	$3,720	$4,209	$3,956	$4,170
Portfolio turnover	76%	54%	84%	91%	100%
	Class P
	Years ended July 31,
	2013[1]	2012	2011[2]	2010[3]	2009
Net asset value, beginning of year	$19.77	$18.97	$15.21	$13.59	$16.94
Net investment income[4]	0.14	0.05	0.04	0.03	0.06
Net realized and unrealized gains (losses)	4.15	0.79	3.75	1.66	(3.32)
Net increase (decrease) from operations	4.29	0.84	3.79	1.69	(3.26)
Dividends from net investment income	(0.11)	(0.04)	(0.03)	(0.07)	(0.02)
Distributions from net realized gains	—	—	—	—	(0.07)
Total dividends and distributions	(0.11)	(0.04)	(0.03)	(0.07)	(0.09)
Net asset value, end of year	$23.95	$19.77	$18.97	$15.21	$13.59
Total investment return[6]	21.79%	4.48%	24.92%	12.42%	(19.19)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.95%	0.96%	0.97%	0.99%	1.01%
Expenses after fee waivers and/or expense reimbursements	0.95%	0.96%	0.96%	0.96%	0.97%
Net investment income	0.65%	0.24%	0.24%	0.19%	0.50%
Supplemental data:
Net assets, end of year (000's)	$1,113,514	$1,036,636	$1,068,052	$895,889	$822,192
Portfolio turnover	76%	54%	84%	91%	100%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2013[1]	2012[2]	2011	2010	2009[3]
Net asset value, beginning of year	$16.61	$17.05	$14.28	$11.99	$14.27
Net investment income (loss)[4]	0.13	0.03	(0.03)	(0.01)	0.05
Net realized and unrealized gains (losses)	5.55	(0.47)	2.80	2.31	(2.25)
Net increase (decrease) from operations	5.68	(0.44)	2.77	2.30	(2.20)
Dividends from net investment income	(0.10)	—	—	(0.01)	(0.08)
Distributions from net realized gains	—	—	—	—	(0.00)[5]
Total dividends and distributions	(0.10)	—	—	(0.01)	(0.08)
Net asset value, end of year	$22.19	$16.61	$17.05	$14.28	$11.99
Total investment return[6]	34.23%	(2.58)%	19.40%	19.17%	(15.29)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.28%	1.32%	1.29%	1.35%	1.39%
Expenses after fee waivers and/or expense reimbursements	1.28%	1.32%	1.29%	1.35%	1.38%
Net investment income (loss)	0.68%	0.21%	(0.18)%	(0.05)%	0.44%
Supplemental data:
Net assets, end of year (000's)	$31,930	$27,101	$32,166	$27,920	$24,661
Portfolio turnover	97%	72%	70%	81%	111%
	Class Y
	Years ended July 31,
	2013[1]	2012[2]	2011	2010	2009[3]
Net asset value, beginning of year	$17.06	$17.51	$14.63	$12.29	$14.64
Net investment income (loss)[4]	0.16	0.06	0.01	0.07	0.09
Net realized and unrealized gains (losses)	5.70	(0.50)	2.88	2.32	(2.31)
Net increase (decrease) from operations	5.86	(0.44)	2.89	2.39	(2.22)
Dividends from net investment income	(0.13)	(0.01)	(0.01)	(0.05)	(0.13)
Distributions from net realized gains	—	—	—	—	(0.00)[5]
Total dividends and distributions	(0.13)	(0.01)	(0.01)	(0.05)	(0.13)
Net asset value, end of year	$22.79	$17.06	$17.51	$14.63	$12.29
Total investment return[6]	34.41%	(2.45)%	19.74%	19.50%	(14.92)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.19%	1.16%	1.08%	0.97%	0.98%
Expenses after fee waivers and/or expense reimbursements	1.16%	1.16%	1.08%	0.97%	0.97%
Net investment income (loss)	0.80%	0.36%	0.03%	0.47%	0.85%
Supplemental data:
Net assets, end of year (000's)	$768	$443	$371	$318	$3,255
Portfolio turnover	97%	72%	70%	81%	111%

1  As of the close of business, October 2, 2012, Buckhead Capital Management, LLC was terminated as an investment sub-advisor to PACE Small/Medium Co Value Equity Investments. Cash from the sale of securities from the portfolio managed by Buckhead Capital Management, LLC was transferred to Kayne Anderson Rudnick Management, LLC, Systematic Financial Management, L.P. and Metropolitan West Capital Management, LLC; which continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred to Kayne Anderson Rudnick Management, LLC on March 6, 2012.

3  A portion of the investment advisory function for this Portfolio was transferred to Buckhead Capital Management, LLC and Systematic Financial Management, L.P. on May 28, 2009.

4  Calculated using the average shares method.

5  Amount represents less than $0.005 per share.

6  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

7  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class C
	Years ended July 31,
	2013[1]	2012[2]	2011	2010	2009[3]
Net asset value, beginning of year	$15.00	$15.53	$13.10	$11.07	$13.18
Net investment income (loss)[4]	(0.01)[5]	(0.08)	(0.14)	(0.10)	(0.03)
Net realized and unrealized gains (losses)	5.01	(0.45)	2.57	2.13	(2.08)
Net increase (decrease) from operations	5.00	(0.53)	2.43	2.03	(2.11)
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains	—	—	—	—	(0.00)[5]
Total dividends and distributions	—	—	—	—	(0.00)[5]
Net asset value, end of year	$20.00	$15.00	$15.53	$13.10	$11.07
Total investment return[6]	33.24%	(3.35)%	18.55%	18.34%	(15.98)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.03%	2.07%	2.05%	2.11%	2.15%
Expenses after fee waivers and/or expense reimbursements	2.03%	2.07%	2.05%	2.11%	2.14%
Net investment income (loss)	(0.08)%	(0.54)%	(0.93)%	(0.80)%	(0.32)%
Supplemental data:
Net assets, end of year (000's)	$4,983	$4,325	$5,109	$5,178	$5,603
Portfolio turnover	97%	72%	70%	81%	111%
	Class P
	Years ended July 31,
	2013[1]	2012[2]	2011	2010	2009[3]
Net asset value, beginning of year	$16.94	$17.38	$14.53	$12.20	$14.53
Net investment income (loss)[4]	0.15	0.06	(0.01)	0.02	0.07
Net realized and unrealized gains (losses)	5.67	(0.50)	2.87	2.34	(2.30)
Net increase (decrease) from operations	5.82	(0.44)	2.86	2.36	(2.23)
Dividends from net investment income	(0.13)	(0.00)[5]	(0.01)	(0.03)	(0.10)
Distributions from net realized gains	—	—	—	—	(0.00)[5]
Total dividends and distributions	(0.13)	(0.00)[5]	(0.01)	(0.03)	(0.10)
Net asset value, end of year	$22.63	$16.94	$17.38	$14.53	$12.20
Total investment return[6]	34.51%	(2.51)%	19.66%	19.38%	(15.14)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.15%	1.22%	1.17%	1.25%	1.32%
Expenses after fee waivers and/or expense reimbursements	1.16%[7]	1.16%	1.16%	1.16%	1.16%
Net investment income (loss)	0.79%	0.37%	(0.05)%	0.14%	0.66%
Supplemental data:
Net assets, end of year (000's)	$448,879	$354,936	$387,634	$345,494	$310,059
Portfolio turnover	97%	72%	70%	81%	111%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2013	2012	2011	2010	2009[1]
Net asset value, beginning of year	$16.45	$16.66	$12.28	$10.63	$13.06
Net investment loss[2]	(0.08)	(0.12)	(0.13)	(0.09)	(0.05)
Net realized and unrealized gains (losses)	5.35	(0.09)	4.51	1.74	(2.38)
Net increase (decrease) from operations	5.27	(0.21)	4.38	1.65	(2.43)
Distributions from net realized gains	(0.30)	—	—	—	—
Net asset value, end of year	$21.42	$16.45	$16.66	$12.28	$10.63
Total investment return[3]	32.44%	(1.26)%	35.67%	15.52%	(18.61)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.26%	1.30%	1.28%	1.35%	1.40%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.26%	1.30%	1.28%	1.35%[4]	1.38%
Net investment loss	(0.43)%	(0.73)%	(0.83)%	(0.71)%	(0.56)%
Supplemental data:
Net assets, end of year (000's)	$41,721	$36,620	$40,992	$32,053	$29,429
Portfolio turnover	60%	94%	103%	133%	154%
	Class Y
	Years ended July 31,
	2013	2012	2011	2010	2009[1]
Net asset value, beginning of year	$17.13	$17.31	$12.74	$11.02	$13.47
Net investment loss[2]	(0.07)	(0.10)	(0.10)	(0.02)	(0.01)
Net realized and unrealized gains (losses)	5.58	(0.08)	4.67	1.74	(2.44)
Net increase (decrease) from operations	5.51	(0.18)	4.57	1.72	(2.45)
Distributions from net realized gains	(0.30)	—	—	—	—
Net asset value, end of year	$22.34	$17.13	$17.31	$12.74	$11.02
Total investment return[3]	32.55%	(1.04)%	35.87%	15.71%	(18.26)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.25%	1.25%	1.08%	0.94%	0.96%
Expenses after fee waivers and/or expense reimbursements	1.13%	1.13%	1.08%	0.94%	0.96%
Net investment loss	(0.33)%	(0.59)%	(0.61)%	(0.14)%	(0.15)%
Supplemental data:
Net assets, end of year (000's)	$588	$224	$98	$62	$4,369
Portfolio turnover	60%	94%	103%	133%	154%

1  A portion of the investment advisory function for this Portfolio was transferred from AG Asset Management LLC to Palisade Capital Management, LLC on February 2, 2009. Copper Rock Capital Partners, LLC and Riverbridge Partners, LLC continue to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class C
	Years ended July 31,
	2013	2012	2011	2010	2009[1]
Net asset value, beginning of year	$14.75	$15.05	$11.19	$9.76	$12.07
Net investment loss[2]	(0.20)	(0.21)	(0.23)	(0.16)	(0.11)
Net realized and unrealized gains (losses)	4.77	(0.09)	4.09	1.59	(2.20)
Net increase (decrease) from operations	4.57	(0.30)	3.86	1.43	(2.31)
Distributions from net realized gains	(0.30)	—	—	—	—
Net asset value, end of year	$19.02	$14.75	$15.05	$11.19	$9.76
Total investment return[3]	31.42%	(1.99)%	34.50%	14.65%	(19.21)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	2.02%	2.05%	2.05%	2.13%	2.19%
Expenses after fee waivers and/or expense reimbursements/recoupments	2.02%	2.05%	2.09%[4]	2.13%[4]	2.13%
Net investment loss	(1.19)%	(1.49)%	(1.63)%	(1.49)%	(1.30)%
Supplemental data:
Net assets, end of year (000's)	$4,038	$3,529	$4,158	$3,217	$3,285
Portfolio turnover	60%	94%	103%	133%	154%
	Class P
	Years ended July 31,
	2013	2012	2011	2010	2009[1]
Net asset value, beginning of year	$16.97	$17.14	$12.62	$10.90	$13.36
Net investment loss[2]	(0.06)	(0.09)	(0.11)	(0.06)	(0.03)
Net realized and unrealized gains (losses)	5.52	(0.08)	4.63	1.78	(2.43)
Net increase (decrease) from operations	5.46	(0.17)	4.52	1.72	(2.46)
Distributions from net realized gains	(0.30)	—	—	—	—
Net asset value, end of year	$22.13	$16.97	$17.14	$12.62	$10.90
Total investment return[3]	32.57%	(0.99)%	35.82%	15.78%	(18.41)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.14%	1.18%	1.16%	1.23%	1.31%
Expenses after fee waivers and/or expense reimbursements	1.13%	1.13%	1.13%	1.13%	1.13%
Net investment loss	(0.30)%	(0.56)%	(0.67)%	(0.50)%	(0.31)%
Supplemental data:
Net assets, end of year (000's)	$457,011	$383,330	$423,310	$338,951	$310,425
Portfolio turnover	60%	94%	103%	133%	154%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE International Equity Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2013	2012	2011[1]	2010	2009
Net asset value, beginning of year	$11.63	$13.41	$11.72	$11.72	$16.17
Net investment income[2]	0.24	0.26	0.25	0.19	0.27
Net realized and unrealized gains (losses)	2.36	(1.71)	1.66	0.06	(4.22)
Net increase (decrease) from operations	2.60	(1.45)	1.91	0.25	(3.95)
Dividends from net investment income	(0.27)	(0.33)	(0.22)	(0.25)	(0.50)
Net asset value, end of year	$13.96	$11.63	$13.41	$11.72	$11.72
Total investment return[3]	22.63%	(10.58)%	16.37%	2.05%	(24.02)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.42%	1.43%[4]	1.40%	1.43%	1.46%
Expenses after fee waivers and/or expense reimbursements	1.42%[5]	1.43%[4]	1.40%[5]	1.43%	1.46%
Net investment income	1.84%	2.27%	1.91%	1.54%	2.47%
Supplemental data:
Net assets, end of year (000's)	$55,533	$51,294	$66,904	$66,355	$71,466
Portfolio turnover	36%	44%	66%	60%	60%
	Class Y
	Years ended July 31,
	2013	2012	2011[1]	2010	2009
Net asset value, beginning of year	$11.63	$13.41	$11.71	$11.72	$16.20
Net investment income[2]	0.28	0.29	0.28	0.22	0.31
Net realized and unrealized gains (losses)	2.35	(1.70)	1.67	0.07	(4.23)
Net increase (decrease) from operations	2.63	(1.41)	1.95	0.29	(3.92)
Dividends from net investment income	(0.31)	(0.37)	(0.25)	(0.30)	(0.56)
Net asset value, end of year	$13.95	$11.63	$13.41	$11.71	$11.72
Total investment return[3]	22.97%	(10.37)%	16.65%	2.43%	(23.73)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.16%	1.18%[4]	1.16%	1.10%	1.06%
Expenses after fee waivers and/or expense reimbursements	1.16%[5]	1.18%[4]	1.16%[5]	1.10%	1.06%
Net investment income	2.13%	2.51%	2.14%	1.77%	2.89%
Supplemental data:
Net assets, end of year (000's)	$20,865	$18,004	$21,046	$23,368	$33,012
Portfolio turnover	36%	44%	66%	60%	60%

1  A portion of the investment advisory function for this Portfolio was transferred to J.P. Morgan Investment Management Inc. (EAFE Opportunities Segment) on November 8, 2010. Martin Currie Inc., Mondrian Investment Partners Limited and J.P. Morgan Investment Management Inc. (REI Segment) continue to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Includes interest expense representing less than 0.005%.

5  During the year ended July 31, 2011, UBS Global Asset Management (Americas) Inc. waived fees and/or reimbursed a portion of ordinary operating expenses. The ratios after and before fee waivers and/or expense reimbursements are the same since the fee waiver/reimbursement for the fiscal year represents less than 0.01%.

	Class C
	Years ended July 31,
	2013	2012	2011[1]	2010	2009
Net asset value, beginning of year	$11.41	$13.14	$11.47	$11.49	$15.79
Net investment income[2]	0.13	0.16	0.14	0.08	0.17
Net realized and unrealized gains (losses)	2.31	(1.67)	1.64	0.05	(4.11)
Net increase (decrease) from operations	2.44	(1.51)	1.78	0.13	(3.94)
Dividends from net investment income	(0.17)	(0.22)	(0.11)	(0.15)	(0.36)
Net asset value, end of year	$13.68	$11.41	$13.14	$11.47	$11.49
Total investment return[3]	21.50%	(11.35)%	15.57%	1.10%	(24.67)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.26%	2.27%[4]	2.23%	2.26%	2.31%
Expenses after fee waivers and/or expense reimbursements	2.25%	2.27%[4]	2.23%[5]	2.26%	2.31%
Net investment income	1.01%	1.41%	1.08%	0.69%	1.62%
Supplemental data:
Net assets, end of year (000's)	$2,746	$2,573	$3,601	$3,769	$4,342
Portfolio turnover	36%	44%	66%	60%	60%
	Class P
	Years ended July 31,
	2013	2012	2011[1]	2010	2009
Net asset value, beginning of year	$11.60	$13.39	$11.69	$11.70	$16.16
Net investment income[2]	0.28	0.29	0.29	0.22	0.29
Net realized and unrealized gains (losses)	2.35	(1.71)	1.66	0.05	(4.21)
Net increase (decrease) from operations	2.63	(1.42)	1.95	0.27	(3.92)
Dividends from net investment income	(0.31)	(0.37)	(0.25)	(0.28)	(0.54)
Net asset value, end of year	$13.92	$11.60	$13.39	$11.69	$11.70
Total investment return[3]	22.92%	(10.39)%	16.79%	2.21%	(23.81)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.17%	1.18%[4]	1.16%	1.18%	1.22%
Expenses after fee waivers and/or expense reimbursements	1.17%[5]	1.18%[4]	1.16%[5]	1.18%	1.22%
Net investment income	2.12%	2.54%	2.20%	1.80%	2.72%
Supplemental data:
Net assets, end of year (000's)	$863,063	$698,255	$817,011	$698,546	$684,359
Portfolio turnover	36%	44%	66%	60%	60%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2013[1]	2012	2011[2]	2010	2009
Net asset value, beginning of year	$11.81	$13.80	$12.19	$10.58	$19.46
Net investment income (loss)[3]	0.09	0.11	0.12	0.09	0.20
Net realized and unrealized gains (losses)	0.49	(1.86)	1.59	1.68	(5.71)
Net increase (decrease) from operations	0.58	(1.75)	1.71	1.77	(5.51)
Dividends from net investment income	(0.10)	(0.11)	(0.10)	(0.16)	(0.13)
Distributions from net realized gains	—	(0.13)	—	—	(3.24)
Total dividends and distributions	(0.10)	(0.24)	(0.10)	(0.16)	(3.37)
Net asset value, end of year	$12.29	$11.81	$13.80	$12.19	$10.58
Total investment return[5]	4.81%	(12.52)%	14.01%	16.81%	(21.37)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.82%	1.90%	1.84%	1.87%	1.93%
Expenses after fee waivers and/or expense reimbursements	1.75%	1.90%	1.84%[6]	1.87%	1.93%
Net investment income (loss)	0.72%	0.93%	0.87%	0.75%	2.06%
Supplemental data:
Net assets, end of year (000's)	$16,810	$17,559	$22,648	$19,111	$17,784
Portfolio turnover	158%	30%	111%	60%	77%
	Class Y
	Years ended July 31,
	2013[1]	2012	2011[2]	2010	2009
Net asset value, beginning of year	$12.03	$14.06	$12.41	$10.78	$19.79
Net investment income[3]	0.12	0.14	0.15	0.10	0.28
Net realized and unrealized gains (losses)	0.51	(1.90)	1.61	1.74	(5.83)
Net increase (decrease) from operations	0.63	(1.76)	1.76	1.84	(5.55)
Dividends from net investment income	(0.13)	(0.14)	(0.11)	(0.21)	(0.22)
Distributions from net realized gains	—	(0.13)	—	—	(3.24)
Total dividends and distributions	(0.13)	(0.27)	(0.11)	(0.21)	(3.46)
Net asset value, end of year	$12.53	$12.03	$14.06	$12.41	$10.78
Total investment return[5]	5.13%	(12.35)%	14.22%	17.15%	(21.00)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.58%	1.67%	1.61%	1.62%	1.47%
Expenses after fee waivers and/or expense reimbursements	1.51%	1.67%	1.61%[6]	1.62%	1.47%
Net investment income	0.94%	1.17%	1.08%	0.88%	2.87%
Supplemental data:
Net assets, end of year (000's)	$12,835	$13,835	$17,808	$21,524	$33,069
Portfolio turnover	158%	30%	111%	60%	77%

1  As of the close of business, October 15, 2012, Delaware Management Company and Pzena Investment Management, LLC were terminated as investment sub-advisors to PACE International Emerging Markets Equity Investments and Lee Munder Capital Group, LLC became an investment sub-advisor of the Portfolio on October 16, 2012. Mondrian Investment Partners Limited and William Blair & Company LLC also continue to provide a portion of the investment advisory function.

2  Portions of the investment advisory function for this Portfolio were transferred to Delaware Management Company and Pzena Investment Management, LLC, respectively, on November 4, 2010 and to William Blair & Company LLC on March 23, 2011. Gartmore Global Partners provided a portion of the investment advisory function during this period and then was subsequently terminated as a sub-advisor to the Portfolio at the close of business on March 22, 2011.

3  Calculated using the average shares method.

	Class C
	Years ended July 31,
	2013[1]	2012	2011[2]	2010	2009
Net asset value, beginning of year	$11.04	$12.87	$11.38	$9.90	$18.48
Net investment income (loss)[3]	0.00	0.02	0.01	(0.00)[4]	0.13
Net realized and unrealized gains (losses)	0.44	(1.72)	1.48	1.58	(5.47)
Net increase (decrease) from operations	0.44	(1.70)	1.49	1.58	(5.34)
Dividends from net investment income	—	—	—	(0.10)	—
Distributions from net realized gains	—	(0.13)	—	—	(3.24)
Total dividends and distributions	—	(0.13)	—	(0.10)	(3.24)
Net asset value, end of year	$11.48	$11.04	$12.87	$11.38	$9.90
Total investment return[5]	3.99%	(13.13)%	13.19%	15.96%	(21.97)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.57%	2.65%	2.58%	2.61%	2.67%
Expenses after fee waivers and/or expense reimbursements	2.49%	2.65%	2.58%[6]	2.61%	2.67%
Net investment income (loss)	(0.04)%	0.16%	0.11%	(0.01)%	1.35%
Supplemental data:
Net assets, end of year (000's)	$2,201	$2,396	$3,373	$3,682	$3,525
Portfolio turnover	158%	30%	111%	60%	77%
	Class P
	Years ended July 31,
	2013[1]	2012	2011[2]	2010	2009
Net asset value, beginning of year	$11.98	$14.00	$12.36	$10.72	$19.68
Net investment income[3]	0.12	0.12	0.13	0.09	0.20
Net realized and unrealized gains (losses)	0.47	(1.89)	1.60	1.71	(5.77)
Net increase (decrease) from operations	0.59	(1.77)	1.73	1.80	(5.57)
Dividends from net investment income	(0.10)	(0.12)	(0.09)	(0.16)	(0.15)
Distributions from net realized gains	—	(0.13)	—	—	(3.24)
Total dividends and distributions	(0.10)	(0.25)	(0.09)	(0.16)	(3.39)
Net asset value, end of year	$12.47	$11.98	$14.00	$12.36	$10.72
Total investment return[5]	4.87%	(12.49)%	14.04%	16.85%	(21.42)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.75%	1.88%	1.79%	1.85%	1.97%
Expenses after fee waivers and/or expense reimbursements	1.67%	1.88%	1.79%[6]	1.85%	1.97%
Net investment income	0.92%	0.97%	0.95%	0.78%	2.03%
Supplemental data:
Net assets, end of year (000's)	$334,525	$218,196	$264,991	$232,908	$210,680
Portfolio turnover	158%	30%	111%	60%	77%

4  Amount represents less than $0.005 per share.

5  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

6  During the year ended July 31, 2011, UBS Global Asset Management (Americas) Inc. waived fees and/or reimbursed a portion of ordinary operating expenses. The ratios after and before fee waivers and/or expense reimbursements are the same since the fee waiver/reimbursement represents less than 0.01%.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Years ended July 31,
	2013	2012	2011	2010[1]	2009
Net asset value, beginning of year	$6.05	$6.02	$5.31	$4.86	$7.73
Net investment income[2]	0.08	0.09	0.09	0.11	0.16
Net realized and unrealized gains (losses)	0.65	0.08	1.01	0.83	(2.97)
Net increase (decrease) from operations	0.73	0.17	1.10	0.94	(2.81)
Dividends from net investment income	(0.26)	(0.14)	(0.39)	(0.49)	(0.06)
Net asset value, end of year	$6.52	$6.05	$6.02	$5.31	$4.86
Total investment return[3]	12.24%	3.28%	21.49%	19.70%	(36.25)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.56%	1.69%	1.68%	1.89%	2.06%
Expenses after fee waivers and/or expense reimbursements	1.45%	1.45%	1.45%	1.45%	1.45%
Net investment income	1.19%	1.61%	1.54%	2.13%	3.32%
Supplemental data:
Net assets, end of year (000's)	$5,233	$4,838	$4,566	$3,975	$3,238
Portfolio turnover	92%	66%	51%	117%	127%
	Class Y
	Years ended July 31,				Period ended
					July 31,
	2013	2012	2011	2010[1]	2009[4]
Net asset value, beginning of period	$6.08	$6.05	$5.33	$4.87	$4.35
Net investment income[2]	0.09	0.11	0.10	0.12	0.09
Net realized and unrealized gains (losses)	0.66	0.07	1.02	0.84	0.43
Net increase (decrease) from operations	0.75	0.18	1.12	0.96	0.52
Dividends from net investment income	(0.28)	(0.15)	(0.40)	(0.50)	—
Net asset value, end of period	$6.55	$6.08	$6.05	$5.33	$4.87
Total investment return[3]	12.53%	3.46%	21.89%	20.15%	11.95%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.39%	1.39%	1.34%	1.51%	1.87%[5]
Expenses after fee waivers and/or expense reimbursements	1.20%	1.20%	1.20%	1.20%	1.20%[5]
Net investment income	1.43%	1.90%	1.74%	2.34%	3.84%[5]
Supplemental data:
Net assets, end of period (000's)	$294	$210	$195	$111	$13
Portfolio turnover	92%	66%	51%	117%	127%

1  Investment advisory functions for this Portfolio were transferred from Goldman Sachs Asset Management, L.P. to Brookfield Investment Management Inc. and CBRE Clarion Services, LLC (formerly ING Clarion Real Estate Securities, LLC) on November 17, 2009.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  For the period December 26, 2008 (recommencement of issuance) through July 31, 2009.

5  Annualized.

	Class C
	Years ended July 31,
	2013	2012	2011	2010[1]	2009
Net asset value, beginning of year	$6.00	$5.99	$5.29	$4.85	$7.69
Net investment income[2]	0.03	0.05	0.05	0.07	0.12
Net realized and unrealized gains (losses)	0.65	0.07	1.00	0.82	(2.95)
Net increase (decrease) from operations	0.68	0.12	1.05	0.89	(2.83)
Dividends from net investment income	(0.20)	(0.11)	(0.35)	(0.45)	(0.01)
Net asset value, end of year	$6.48	$6.00	$5.99	$5.29	$4.85
Total investment return[3]	11.52%	2.42%	20.51%	18.74%	(36.73)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.27%	2.44%	2.45%	2.69%	2.96%
Expenses after fee waivers and/or expense reimbursements	2.20%	2.20%	2.20%	2.20%	2.20%
Net investment income	0.40%	0.92%	0.79%	1.37%	2.67%
Supplemental data:
Net assets, end of year (000's)	$222	$172	$220	$171	$136
Portfolio turnover	92%	66%	51%	117%	127%
	Class P
	Years ended July 31,

	2013	2012	2011	2010[1]	2009
Net asset value, beginning of period	$6.06	$6.03	$5.32	$4.86	$7.75
Net investment income[2]	0.10	0.10	0.10	0.12	0.17
Net realized and unrealized gains (losses)	0.65	0.08	1.01	0.83	(2.97)
Net increase (decrease) from operations	0.75	0.18	1.11	0.95	(2.80)
Dividends from net investment income	(0.28)	(0.15)	(0.40)	(0.49)	(0.09)
Net asset value, end of period	$6.53	$6.06	$6.03	$5.32	$4.86
Total investment return[3]	12.57%	3.47%	21.74%	20.10%	(36.09)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.52%	1.65%	1.65%	1.91%	2.17%
Expenses after fee waivers and/or expense reimbursements	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment income	1.47%	1.88%	1.77%	2.36%	3.67%
Supplemental data:
Net assets, end of period (000's)	$116,509	$108,101	$101,008	$73,866	$52,925
Portfolio turnover	92%	66%	51%	117%	127%
See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Alternative Strategies Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2013[1]	2012[2]	2011[3]	2010	2009[4]
Net asset value, beginning of year	$9.35	$9.32	$9.16	$8.79	$10.46
Net investment income (loss)[5]	(0.05)	(0.02)	(0.00)[6]	0.00[6]	0.06
Net realized and unrealized gains (losses)	0.95	0.05	0.25	0.40	(1.63)
Net increase (decrease) from operations	0.90	0.03	0.25	0.40	(1.57)
Dividends from net investment income	(0.04)	—	(0.09)	(0.03)	(0.03)
Distributions from net realized gains	—	—	—	—	(0.07)
Total dividends and distributions	(0.04)	—	(0.09)	(0.03)	(0.10)
Net asset value, end of year	$10.21	$9.35	$9.32	$9.16	$8.79
Total investment return[7]	9.54%	0.43%	2.69%	4.41%	(14.95)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.01%	2.12%	2.08%	2.06%	2.23%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.98%[9]	2.10%[9]	2.05%	2.00%	2.20%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.90%[9]	1.95%[9]	1.95%	1.95%	1.95%
Net investment income (loss)	(0.49)%	(0.23)%	(0.02)%	0.04%	0.69%
Supplemental data:
Net assets, end of year (000's)	$53,728	$43,644	$63,767	$56,772	$65,429
Portfolio turnover	140%	242%	295%	244%	423%
	Class Y
	Years ended July 31,
	2013[1]	2012[2]	2011[3]	2010	2009[4]
Net asset value, beginning of year	$9.43	$9.38	$9.19	$8.80	$10.51
Net investment income (loss)[5]	(0.03)	0.00[6]	0.02	0.03	0.08
Net realized and unrealized gains (losses)	0.97	0.05	0.25	0.40	(1.66)
Net increase (decrease) from operations	0.94	0.05	0.27	0.43	(1.58)
Dividends from net investment income	(0.07)	—	(0.08)	(0.04)	(0.06)
Distributions from net realized gains	—	—	—	—	(0.07)
Total dividends and distributions	(0.07)	—	(0.08)	(0.04)	(0.13)
Net asset value, end of year	$10.30	$9.43	$9.38	$9.19	$8.80
Total investment return[7]	9.89%	0.64%	2.84%	4.83%	(14.81)%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.77%	1.91%	1.85%	1.76%	1.98%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.73%[9]	1.86%[9]	1.80%	1.76%[9]	1.95%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.65%[9]	1.70%[9]	1.70%	1.70%[9]	1.70%
Net investment income (loss)	(0.25)%	0.00%[10]	0.21%	0.37%	0.95%
Supplemental data:
Net assets, end of year (000's)	$2,732	$1,668	$1,565	$1,977	$13,707
Portfolio turnover	140%	242%	295%	244%	423%

1  As of the close of business, November 30, 2012, Wellington Management Company, LLP ("Wellington") was terminated as an investment sub-advisor to PACE Alternative Strategies Investments. Cash from the sale of securities from the portfolio previously managed by Wellington was transferred to First Quadrant L.P., an existing investment advisor of the Portfolio on December 3, 2012. Analytic Investors, LLC and Standard Life Investments (Corporate Funds) Limited also continue to provide a portion of the investment advisory function.

2  As of the close of business, February 10, 2012, Goldman Sachs Asset Management, L.P. ("Goldman Sachs") was terminated as a sub-advisor to PACE Alternative Strategies Investments. Cash from the sale of securities from the portfolio previously managed by Goldman Sachs was transferred to Standard Life Investments (Corporate Funds) Limited, an existing sub-advisor of the Portfolio.

3  A portion of the investment advisory function for this Portfolio was transferred to Standard Life Investments (Corporate Funds) Limited on August 5, 2010.

4  A portion of the investment advisory function for this Portfolio was transferred to First Quadrant L.P. on April 8, 2009.

	Class C
	Years ended July 31,
	2013[1]	2012[2]	2011[3]	2010	2009[4]
Net asset value, beginning of year	$9.09	$9.13	$8.97	$8.64	$10.34
Net investment income (loss)[5]	(0.11)	(0.08)	(0.07)	(0.06)	(0.01)
Net realized and unrealized gains (losses)	0.92	0.04	0.25	0.39	(1.62)
Net increase (decrease) from operations	0.81	(0.04)	0.18	0.33	(1.63)
Dividends from net investment income	—	—	(0.02)	—	—
Distributions from net realized gains	—	—	—	—	(0.07)
Total dividends and distributions	—	—	(0.02)	—	(0.07)
Net asset value, end of year	$9.90	$9.09	$9.13	$8.97	$8.64
Total investment return[7]	8.79%	(0.22)%	1.93%	3.70%	(15.61)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.72%	2.82%	2.78%[8]	2.75%	2.96%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.70%	2.78%	2.78%[8,9]	2.75%	2.96%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	2.62%	2.63%	2.68%[9]	2.70%	2.70%
Net investment income (loss)	(1.20)%	(0.91)%	(0.77)%	(0.72)%	(0.08)%
Supplemental data:
Net assets, end of year (000's)	$4,827	$4,989	$6,479	$6,887	$6,565
Portfolio turnover	140%	242%	295%	244%	423%
	Class P
	Years ended July 31,
	2013[1]	2012[2]	2011[3]	2010	2009[4]
Net asset value, beginning of year	$9.41	$9.36	$9.19	$8.82	$10.51
Net investment income (loss)[5]	(0.02)	0.00[6]	0.02	0.03	0.08
Net realized and unrealized gains (losses)	0.95	0.05	0.26	0.40	(1.65)
Net increase (decrease) from operations	0.93	0.05	0.28	0.43	(1.57)
Dividends from net investment income	(0.07)	—	(0.11)	(0.06)	(0.05)
Distributions from net realized gains	—	—	—	—	(0.07)
Total dividends and distributions	(0.07)	—	(0.11)	(0.06)	(0.12)
Net asset value, end of year	$10.27	$9.41	$9.36	$9.19	$8.82
Total investment return[7]	9.93%	0.64%	2.94%	4.71%	(14.73)%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.74%	1.85%	1.81%	1.79%	1.96%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.71%	1.85%[9]	1.80%	1.75%	1.95%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.63%	1.69%[9]	1.70%	1.70%	1.70%
Net investment income (loss)	(0.21)%	0.02%	0.22%	0.28%	0.93%
Supplemental data:
Net assets, end of year (000's)	$493,524	$449,925	$476,544	$399,477	$356,352
Portfolio turnover	140%	242%	295%	244%	423%

5  Calculated using the average shares method.

6  Amount represents less than $0.005 per share.

7  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

8  The ratios after and before fee waivers and/or expense reimbursements by and recoupments to manager are the same since the recoupments to manager represent less than 0.01%.

9  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

10  Amount represents less than 0.005%.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Notes to financial statements

Organization and significant accounting policies

PACE Select Advisors Trust (the "Trust") is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company currently composed of fifteen separate investment portfolios and was organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust has fifteen portfolios available for investment, each having its own investment objectives and policies: PACE Money Market Investments, PACE Government Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE International Fixed Income Investments, PACE High Yield Investments, PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments (each a "Portfolio" and collectively, the "Portfolios").

Each of the Portfolios is classified as a diversified investment company with the exception of PACE Intermediate Fixed Income Investments, PACE International Fixed Income Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments. With the exception of PACE Money Market Investments (which currently offers Class P shares only) each Portfolio currently offers Class A, Class C, Class Y and Class P shares. Each class represents interests in the same assets of the applicable Portfolio and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. Prior to March 1, 2012, each Portfolio except PACE Money Market Investments and PACE Global Real Estate Securities Investments offered Class B shares. Effective on March 1, 2012 all outstanding Class B shares converted to Class A shares of the same Portfolio. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y and Class P shares have no service or distribution plan. The Portfolios' Class P shares currently are available for purchase only to participants in the PACESM Select Advisors Program, except that PACE Money Market Investments shares are also available to participants in the PACESM Multi Advisor Program.

The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

In the normal course of business, the Portfolios may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had such claims or losses through July 31, 2013 pursuant to these contracts and expect the risk of loss to be remote.

PACE Money Market Investments attempts to maintain a stable net asset value of $1.00 per share; the Portfolio has adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable it to do so. As with any money market portfolio, there is no assurance, however, that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are

PACE Select Advisors Trust

Notes to financial statements

also sources of authoritative US GAAP for SEC registrants. The Portfolios' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments

Each Portfolio calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Portfolio calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Portfolio's net asset value per share will be calculated as of the time trading was halted.

PACE Money Market Investments' net asset value per share is expected to be $1.00 per share, although this value is not guaranteed. PACE Money Market Investments values its securities at amortized cost. This method uses a constant amortization to maturity of the difference between the cost of the instrument to the fund and the amount due at maturity.

Each Portfolio (other than PACE Money Market Investments) calculates its net asset value based on the current market value, where available, for its portfolio securities. The Portfolios normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized evaluation systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the board of trustees (the "board").

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Portfolios' use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily closing net asset value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolios' custodian and accounting agent. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges are normally valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price.

The board has delegated to the UBS Global Asset Management (Americas) Inc. Global Valuation Committee ("GVC") the responsibility for making fair value determinations with respect to the Portfolios' holdings. The GVC is comprised of representatives of management, including members of the investment team. The GVC provides reports to the board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews of securities valuations.

PACE Select Advisors Trust

Notes to financial statements

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, as discussed below; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. Various factors may be reviewed in order to make a good faith determination of a investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investments; and the evaluation of forces which influence the market in which the investments are purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by an independent third party.

Each Portfolio expects to price most of its portfolio holdings based on current market value, as discussed previously. Investments for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized evaluation system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. If a Portfolio concludes that a market quotation is not readily available for a portfolio investment for any number of reasons, including the occurrence of a "significant event" (e.g., natural disaster or governmental action), after the close of trading in its principal domestic or foreign market but before the close of regular trading on the NYSE, the Portfolio will use fair value methods to reflect those events. This policy is intended to assure that each Portfolio's net asset value fairly reflects the value of its portfolio holdings as of the time of pricing. PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If an investment is valued at a "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in investments being transferred between Level 1 and Level 2 of the fair value hierarchy at reporting period ends. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the investment manager of the Portfolios.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Swaps and other OTC derivatives are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the board.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of each Portfolio's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of each Portfolio's own assumptions in determining the fair value of investments.

PACE Select Advisors Trust

Notes to financial statements

In accordance with the requirements of US GAAP, a fair value hierarchy has been included near the end of each Portfolio's Portfolio of investments.

In January 2013, Accounting Standards Update 2013-01 ("ASU 2013-01"), "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities", replaced Accounting Standards Update 2011-11 ("ASU 2011-11"), "Disclosures about Offsetting Assets and Liabilities". ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund's financial statements.

The provisions of ASC Topic 815 "Derivatives and Hedging" ("ASC Topic 815") require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Portfolio's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Portfolios may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the applicable Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of July 31, 2013 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of July 31, 2013, a Portfolio would be required to post additional collateral or may be required to terminate the contract and settle any amounts outstanding. The Portfolios are not aware of any additional credit-risk contingent features on other derivative contracts held by the Portfolios (other than those described earlier). The volume of derivatives that is presented in the Portfolio of investments of each Portfolio is consistent with the derivative activity during the year ended July 31, 2013.

PACE Select Advisors Trust

Notes to financial statements

At July 31, 2013, the Portfolios had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Intermediate Fixed Income Investments
Futures contracts	$364,225	$—	$—	$—	$364,225
Options and swaptions purchased	820,417	45,565	—	—	865,982
Forward foreign currency contracts	—	402,913	—	—	402,913
Swap agreements	994,226	—	—	—	994,226
Total value	$2,178,868	$448,478	$—	$—	$2,627,346
PACE Strategic Fixed Income Investments
Futures contracts	$15,348	$—	$—	$—	$15,348
Forward foreign currency contracts	—	3,616,947	—	—	3,616,947
Swap agreements	371,154	—	1,062,701	—	1,433,855
Total value	$386,502	$3,616,947	$1,062,701	$—	$5,066,150
PACE International Fixed Income Investments
Futures contracts	$5,863,457	$—	$—	$—	$5,863,457
Forward foreign currency contracts	—	2,105,641	—	—	2,105,641
Total value	$5,863,457	$2,105,641	$—	$—	$7,969,098
PACE High Yield Investments
Futures contracts	$890,157	$—	$—	$—	$890,157
Forward foreign currency contracts	—	984,761	—	—	984,761
Total value	$890,157	$984,761	$—	$—	$1,874,918
PACE International Equity Investments
Futures contracts	$—	$—	$—	$65,856	$65,856
Forward foreign currency contracts	—	857,271	—	—	857,271
Total value	$—	$857,271	$—	$65,856	$923,127
PACE Alternative Strategies Investments
Futures contracts	$1,294,767	$—	$—	$5,495,620	$6,790,387
Options and swaptions purchased	275,970	6,056,495	—	9,153,887	15,486,352
Forward foreign currency contracts	—	16,723,318	—	—	16,723,318
Swap agreements	547,940	—	1,357,891	1,132,156	3,037,987
Total value	$2,118,677	$22,779,813	$1,357,891	$15,781,663	$42,038,044

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Intermediate Fixed Income Investments
Futures contracts	$(125,001)	$—	$—	$—	$(125,001)
Forward foreign currency contracts	—	(265,189)	—	—	(265,189)
Swap agreements	(41,823)	—	—	—	(41,823)
Options and swaptions written	(359,005)	—	—	—	(359,005)
Total value	$(525,829)	$(265,189)	$—	$—	$(791,018)

PACE Select Advisors Trust

Notes to financial statements

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Strategic Fixed Income Investments
Futures contracts	$(8,682)	$—	$—	$—	$(8,682)
Forward foreign currency contracts	—	(3,288,718)	—	—	(3,288,718)
Swap agreements	(14,083,675)	—	(806,905)	—	(14,890,580)
Total value	$(14,092,357)	$(3,288,718)	$(806,905)	$—	$(18,187,980)
PACE International Fixed Income Investments
Futures contracts	$(2,980,897)	$—	$—	$—	$(2,980,897)
Forward foreign currency contracts	—	(8,142,383)	—	—	(8,142,383)
Total value	$(2,980,897)	$(8,142,383)	$—	$—	$(11,123,280)
PACE High Yield Investments
Forward foreign currency contracts	$—	$(958)	$—	$—	$(958)
Total value	$—	$(958)	$—	$—	$(958)
PACE International Equity Investments
Forward foreign currency contracts	$—	$(1,382,313)	$—	$—	$(1,382,313)
Total value	$—	$(1,382,313)	$—	$—	$(1,382,313)
PACE Alternative Strategies Investments
Futures contracts	$(2,031,389)	$—	$—	$(5,972,290)	$(8,003,679)
Written options and foreign exchange options	(374,573)	(4,549,722)	—	(5,192,542)	(10,116,837)
Forward foreign currency contracts	—	(15,822,220)	—	—	(15,822,220)
Swap agreements	(947,498)	—	—	(825,471)	(1,772,969)
Total value	$(3,353,460)	$(20,371,942)	$—	$(11,990,303)	$(35,715,705)

1  In the Statement of assets and liabilities, options and swaptions purchased are shown within Investments in securities of unaffiliated issuers, at value, swap agreements (other than centrally cleared swaps) are shown at value while forward foreign currency contracts are shown using unrealized appreciation. Futures contracts and centrally cleared swaps are reported in the table above using the cumulative appreciation as detailed in the futures contract and centrally cleared swaps tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In the Statement of assets and liabilities, swap agreements and written options and swaptions are shown at value while forward foreign currency contracts are shown using unrealized depreciation. Futures contracts and centrally cleared swaps are reported in the table above using the cumulative depreciation as detailed in the futures contract table at the end of the Portfolio of investments, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

PACE Select Advisors Trust

Notes to financial statements

Net realized and unrealized gains (losses) from derivative instruments during the year ended July 31, 2013, were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Intermediate Fixed Income Investments
Net realized gain (loss)[3]
Futures contracts	$704,264	$—	$—	$—	$704,264
Options and swaptions purchased[4]	(255,835)	(124,436)	—	—	(380,271)
Forward foreign currency contracts	—	226,214	—	—	226,214
Swap agreements	668,276	—	65,431	—	733,707
Options and swaptions written	(136,392)	73,262	—	—	(63,130)
Total net realized gain (loss)	$980,313	$175,040	$65,431	$—	$1,220,784
Net change in unrealized appreciation/depreciation[5]
Futures contracts	$472,780	$—	$—	$—	$472,780
Options and swaptions purchased[4]	67,327	(9,382)	—	—	57,945
Forward foreign currency contracts	—	185,893	—	—	185,893
Swap agreements	1,027,766	—	(94,294)	—	933,472
Options and swaptions written	(14,644)	—	—	—	(14,644)
Total net change in unrealized appreciation/depreciation	$1,553,229	$176,511	$(94,294)	$—	$1,635,446
PACE Strategic Fixed Income Investments
Net realized gain (loss)[3]
Options and swaptions purchased[4]	$1,602,149	$—	$—	$—	$1,602,149
Futures contracts	13,089,342	—	—	—	13,089,342
Options and swaptions written	1,860,995	—	—	—	1,860,995
Swap agreements	6,553,872	—	277,905	—	6,831,777
Forward foreign currency contracts	—	(514,340)	—	—	(514,340)
Total net realized gain (loss)	$23,106,358	$(514,340)	$277,905	$—	$22,869,923
Net change in unrealized appreciation/depreciation[5]
Options and swaptions purchased[4]	$1,430,778	$—	$—	$—	$1,430,778
Futures contracts	6,666	—	—	—	6,666
Options and swaptions written[4]	(1,584,410)	—	—	—	(1,584,410)
Swap agreements	(21,368,950)	—	271,906	—	(21,097,044)
Forward foreign currency contracts	—	1,639,006	—	—	1,639,006
Total net change in unrealized appreciation/depreciation	$(21,515,916)	$1,639,006	$271,906	$—	$(19,605,004)
PACE International Fixed Income Investments
Net realized gain (loss)[3]
Futures contracts	$(2,270,587)	$—	$—	$—	$(2,270,587)
Forward foreign currency contracts	—	(11,626,735)	—	—	(11,626,735)
Total net realized gain (loss)	$(2,270,587)	$(11,626,735)	$—	$—	$(13,897,322)
Net change in unrealized appreciation/depreciation[5]
Futures contracts	$3,672,554	$—	$—	$—	$3,672,554
Forward foreign currency contracts	—	(6,868,711)	—	—	(6,868,711)
Total net change in unrealized appreciation/depreciation	$3,672,554	$(6,868,711)	$—	$—	$(3,196,157)

PACE Select Advisors Trust

Notes to financial statements

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE High Yield Investments
Net realized gain (loss)[3]
Futures contracts	$(243,812)	$—	$—	$—	$(243,812)
Forward foreign currency contracts	—	(3,028,999)	—	—	(3,028,999)
Total net realized gain (loss)	$(243,812)	$(3,028,999)	$—	$—	$(3,272,811)
Net change in unrealized appreciation/depreciation[5]
Futures contracts	$1,052,388	$—	$—	$—	$1,052,388
Forward foreign currency contracts	—	1,223,131	—	—	1,223,131
Total net change in unrealized appreciation/depreciation	$1,052,388	$1,223,131	$—	$—	$2,275,519
PACE International Equity Investments
Net realized gain (loss)[3]
Futures contracts	$—	$—	$—	$1,064,260	$1,064,260
Forward foreign currency contracts	—	1,293,807	—	—	1,293,807
Total net realized gain (loss)	$—	$1,293,807	$—	$1,064,260	$2,358,067
Net change in unrealized appreciation/depreciation[5]
Futures contracts	$—	$—	$—	$(247,833)	$(247,833)
Forward foreign currency contracts	—	(1,284,004)	—	—	(1,284,004)
Total net change in unrealized appreciation/depreciation	$—	$(1,284,004)	$—	$(247,833)	$(1,531,837)
PACE Alternative Strategies Investments
Net realized gain (loss)[3]
Futures contracts	$1,449,889	$28,422	$—	$2,072,341	$3,550,652
Options and swaptions purchased[4]	1,340,014	—	—	(16,518,524)	(15,178,510)
Options and swaptions written	366,012	(14,012)	—	11,381,049	11,733,049
Forward foreign currency contracts	—	3,398,100	—	—	3,398,100
Swap agreements	(1,387,271)	—	2,784,923	1,329,784	2,727,436
Total net realized gain (loss)	$1,768,644	$3,412,510	$2,784,923	$(1,735,350)	$6,230,727
Net change in unrealized appreciation/depreciation[5]
Futures contracts	$(3,150,431)	$—	$—	$(135,531)	$(3,285,962)
Options and swaptions purchased[4]	(618,986)	1,802,648	—	2,513,506	3,697,168
Written options, swaptions and foreign exchange options written	3,941,843	(1,391,090)	—	1,459,312	4,010,065
Forward foreign currency contracts	—	5,183,510	—	—	5,183,510
Swap agreements	941,450	—	3,238,792	1,100,924	5,281,166
Total net change in unrealized appreciation/depreciaton	$1,113,876	$5,595,068	$3,238,792	$4,938,211	$14,885,947

3  The net realized gains (losses) are shown in the Statement of operations in net realized gains (losses) from futures, options and swaptions written, swap agreements and forward foreign currency contracts.

4  Realized and unrealized gain (loss) is included in net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

5  The net change in unrealized appreciation/depreciation is shown in the Statement of operations in net change in unrealized appreciation/depreciation on futures, options and swaptions written, swap agreements and forward foreign currency contracts.

Repurchase agreements—The Portfolios may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolios maintain custody of the underlying obligations prior to their repurchase, either

PACE Select Advisors Trust

Notes to financial statements

through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolios and their counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolios generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. Moreover, repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 under the Investment Company Act or a Portfolio's investment strategies and limitations, may require the Portfolio to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolios may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Portfolio (with the exception of PACE Municipal Fixed Income Investments) may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global AM.

Under certain circumstances, the Portfolios may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Portfolios assessed a fee for uninvested cash held in a business account at a bank.

Restricted securities—The Portfolios may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Portfolio's Portfolio of investments.

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income is recorded net of withholding taxes on the ex-dividend date ("ex-date") (except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Portfolio, using reasonable diligence, becomes aware of such dividends). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

Foreign currency translation—The books and records of the Portfolios are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included on the Statement of operations.

The Portfolios do not generally isolate the effects of fluctuations in foreign exchange rates from the effects of fluctuations in the market prices of securities. However, the Portfolios do isolate the effect of fluctuations in foreign

PACE Select Advisors Trust

Notes to financial statements

exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Forward foreign currency contracts—Certain Portfolios may enter into forward foreign currency contracts ("forward contracts") as part of its investment strategy, in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Portfolios may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if the applicable investment sub-advisor anticipates that there is a correlation between the two currencies. Forward contracts may also be used to shift a Portfolio's exposure to foreign currency fluctuations from one country to another.

The Portfolios have no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the value of a Portfolio's total assets. The Portfolios may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Portfolios to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolios maintain cash or liquid securities in a segregated account in an amount determined pursuant to the Portfolios' segregation policies as disclosed in the Trust's Statement of Additional Information.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar or each other.

Fluctuations in the value of open forward contracts are recorded for book purposes as unrealized gains or losses on forward foreign currency contracts by the Portfolios. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Portfolios on contracts which have matured.

Securities traded on to-be-announced basis—The Portfolios may from time to time purchase securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. Beginning on the date the Portfolio enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

Option writing—Certain Portfolios may write (sell) put and call options on securities or derivative instruments in order to gain exposure to or protect against changes in the markets. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included on the Portfolio's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the

PACE Select Advisors Trust

Notes to financial statements

amount of the premium originally received reduces the cost of the security or derivative instrument which the Portfolio purchases upon exercise of the option.

In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by a Portfolio could result in the Portfolio selling or buying a derivative instrument, security or currency at a price different from current market value.

Purchased options—Certain Portfolios may also purchase put and call options. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss. Purchased options are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in investments in unaffiliated securities, at value.

Futures contracts—Certain Portfolios may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities. They may do this to enhance or realize gains, as a hedge and/or to manage the average duration of the Portfolio. Using futures contracts involves various market risks, including interest rate and equity risk as well as the risks that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, a Portfolio is required to deliver to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", generally are made or received by the Portfolio each day depending on the fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts payments may be made or received at settlement. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Loan assignments—Certain Portfolios may invest in secured or unsecured fixed or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions ("Lenders") which may be in the form of participations ("Participations") in Loans or assignments ("Assignments") of all or a portion of Loans from third parties. A Portfolio may invest in multiple series or tranches of a Loan, which may have varying terms and carry different associated risks. Participations typically result in a Portfolio having a contractual relationship only with the Lender, not with the borrower. A Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Portfolio generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and a Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the Portfolio may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A Portfolio will acquire Participations only if its sub-advisor determines that the selling Lender is creditworthy. When a Portfolio purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the Portfolio is entitled to

PACE Select Advisors Trust

Notes to financial statements

receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the Portfolio. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Short sales "Against the Box"—Each Portfolio (other than PACE Money Market Investments and PACE Municipal Fixed Income Investments) may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of a Portfolio, and that Portfolio is obligated to replace the securities borrowed at a date in the future. When a Portfolio sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the Portfolio maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. Each Portfolio may incur transaction costs, including dividend and interest expense, in connection with opening, maintaining and closing short sales "against the box".

A Portfolio might make a short sale "against the box" to hedge against market risks when its sub-advisor believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for a security owned by the Portfolio. In such case, any loss in the Portfolio's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities a Portfolio owns, either directly or indirectly, and in the case where the Portfolio owns convertible securities, changes in the investment values or conversion premiums of such securities.

Uncovered short sales—PACE Government Securities Fixed Income Investments (with respect to securities issued by the US Treasury and TBA securities coupon trades), PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments may engage in short sale transactions in which the Portfolio sells a security it does not own (or does not have the right to acquire at no added cost). The Portfolio must borrow the security to make delivery to the buyer. In a short sale where a Portfolio is not holding a position in the same security (or convertible into the same security), the Portfolio will maintain an account containing cash or liquid assets at such a level that the amount deposited in the account plus that amount deposited with the broker as collateral will, at minimum, equal the current value of the investment sold short. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. A Portfolio incurs transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales. Because PACE Alternative Strategies Investments is multi-managed and has the ability to engage in short sales, one investment advisor may take a short position and another advisor may take a long position in the same security. A Portfolio will be required to pay the buyer for any dividends or other corporate actions and interest payable on securities while those securities are in a short position. These dividends and interest are booked as an expense or liability to the Portfolio on an accrual basis. A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security, and a Portfolio will realize a gain if the security declines in price between those same dates. Because a Portfolio's loss on a short sale arises from increases in the value of the investment sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. In addition, a Portfolio's investments held long could decline in value at the same time the value of the investment sold short increases, thereby increasing the Portfolio's potential for loss. PACE Global Real Estate Securities Investments did not engage in uncovered short sales during the year ended July 31, 2013.

PACE Select Advisors Trust

Notes to financial statements

Treasury roll transactions—Certain Portfolios may enter into treasury roll transactions. In a treasury roll transaction, a Portfolio sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and date. The Portfolio receives cash from the sale of the Treasury security to use for other investment purposes. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase and sale. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Portfolio and the counterparty over the term of the borrowing. The Portfolio will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Portfolio. If the interest expense exceeds the income earned, the Portfolio's net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase may decline below the agreed upon repurchase price of those securities. During the year ended July 31, 2013, the only Portfolios that utilized treasury roll transactions were PACE Intermediate Fixed Income Investments and PACE Strategic Fixed Income Investments.

Reverse repurchase agreements—Certain Portfolios may enter into reverse repurchase agreements with qualified third party banks, securities dealers or their affiliates. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time a Portfolio enters into a reverse repurchase agreement, the Portfolio establishes and maintains a segregated account with the Portfolio's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. For the year ended July 31, 2013, PACE Strategic Fixed Income Investments had average daily reverse repurchase agreements of $22,818,061 for 74 days with a related weighted average annualized interest rate of 0.21%, which resulted in $10,013 of interest expense. There were no reverse repurchase agreements outstanding on July 31, 2013.

Swap agreements—Certain Portfolios may enter into interest rate swap agreements. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap agreement to comply with the terms of the agreement. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio. Therefore, the Portfolio considers the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Portfolio accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swaps within the Statement of operations.

Inflation swap agreements are used to hedge inflation risk by transferring inflation risk from one party to another through an exchange of cash flows. In an inflation swap, one party pays a fixed rate on a notional principal amount while the other party pays a floating rate linked to an inflation index on that same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional principal amount. If the average inflation rate over the term of the swap is the same as the fixed rate of the swap, the two legs will have the same value and the swap will break even.

PACE Select Advisors Trust

Notes to financial statements

Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or a credit event. As a buyer, the Portfolio would make periodic payments to the counterparty, and the Portfolio would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Portfolio typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Portfolio would receive periodic payments from the counterparty, and the Portfolio would make payments only upon the occurrence of a credit event. If no default or credit event occurs, the Portfolio will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Portfolio typically pays full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Portfolio had invested in the reference obligation directly and are subject to general market risk, liquidity risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of the value reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of July 31, 2013 for which a Portfolio is the seller of protection are disclosed under the sections "Credit default swaps on credit indices—sell protection" and "Credit default swaps on corporate and sovereign issues—sell protection" in the Portfolios of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Portfolio for the same referenced entity or entities.

PACE Select Advisors Trust

Notes to financial statements

Total return swap contracts involve commitments to pay interest in exchange for a market-linked return both based on notional amounts. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, such as interest and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio's exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. Only a limited number of transactions are currently eligible for clearing. Centrally cleared swaps, if any, are reported on the Statement of assets and liabilities based on variation margin received or paid, if any.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If a Portfolio's sub-adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Portfolios will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Portfolio's risk of loss will consist of the net amount of interest or other payments that the Portfolio is contractually entitled to receive. Therefore, the Portfolio would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk—Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which PACE International Fixed Income Investments, PACE High Yield Investments, PACE International

PACE Select Advisors Trust

Notes to financial statements

Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments are authorized to invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. These risks are greater with respect to the securities in which PACE Small/Medium Co Value Equity Investments and PACE Small/Medium Co Growth Equity Investments tend to invest.

Investments in bonds with ratings of BB (Standard & Poor's Ratings Group) or Ba (Moody's Investors Service, Inc.) or below (commonly referred to as "high yield" bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

The ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment management and administration fees and other transactions with affiliates

The Trust has entered into an investment management and administration contract ("Management Contract") with UBS Global AM. In accordance with the Management Contract, each Portfolio paid UBS Global AM investment management and administration fees, which were accrued daily and paid monthly, in accordance with the following schedule as of July 31, 2013:

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
PACE Money Market Investments	0.350%
PACE Government Securities Fixed Income Investments	0.650% up to $250 million 0.600% above $250 million up to $500 million 0.575% above $500 million up to $750 million 0.550% above $750 million up to $1 billion 0.525% above $1 billion
PACE Intermediate Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion
PACE Strategic Fixed Income Investments	0.650% up to $250 million 0.600% above $250 million up to $500 million 0.575% above $500 million up to $750 million 0.550% above $750 million up to $1 billion 0.525% above $1 billion

PACE Select Advisors Trust

Notes to financial statements

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
PACE Municipal Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion
PACE International Fixed Income Investments	0.750% up to $500 million 0.725% above $500 million up to $1 billion 0.700% above $1 billion
PACE High Yield Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion
PACE Large Co Value Equity Investments	0.800% up to $250 million 0.770% above $250 million up to $500 million 0.730% above $500 million up to $1 billion 0.700% above $1 billion
PACE Large Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million up to $1 billion 0.750% above $1 billion up to $1.5 billion 0.725% above $1.5 billion up to $2 billion 0.700% above $2 billion
PACE Small/Medium Co Value Equity Investments	0.800% up to $500 million 0.775% above $500 million
PACE Small/Medium Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million
PACE International Equity Investments	0.900% up to $500 million 0.875% above $500 million up to $1 billion 0.850% above $1 billion up to $1.5 billion 0.825% above $1.5 billion up to $2 billion 0.800% above $2 billion
PACE International Emerging Markets Equity Investments	1.100% up to $500 million 1.075% above $500 million up to $1 billion 1.050% above $1 billion up to $1.5 billion 1.025% above $1.5 billion up to $2 billion 1.000% above $2 billion
PACE Global Real Estate Securities Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion
PACE Alternative Strategies Investments	1.400% up to $500 million 1.350% above $500 million up to $1 billion 1.300% above $1 billion up to $1.5 billion 1.275% above $1.5 billion up to $2 billion 1.250% above $2 billion

PACE Select Advisors Trust

Notes to financial statements

Under separate Sub-Advisory Agreements, with the exception of PACE Money Market Investments, UBS Global AM (not the Portfolios) pays the following investment sub-advisors a fee from the investment management and administration fees which UBS Global AM receives, which is accrued daily and paid monthly:

Portfolio	Investment sub-advisor
PACE Government Securities Fixed Income Investments	Pacific Investment Management Company LLC
PACE Intermediate Fixed Income Investments	BlackRock Financial Management, Inc.
PACE Strategic Fixed Income Investments	Pacific Investment Management Company LLC
PACE Municipal Fixed Income Investments	Standish Mellon Asset Management Company LLC
PACE International Fixed Income Investments	Rogge Global Partners plc
PACE High Yield Investments	MacKay Shields LLC
PACE Large Co Value Equity Investments[1]	Institutional Capital LLC Pzena Investment Management, LLC Robeco Investment Management[2]
PACE Large Co Growth Equity Investments	Delaware Management Company J.P. Morgan Investment Management[3] Roxbury Capital Management, LLC
PACE Small/Medium Co Value Equity Investments[5]	Kayne Anderson Rudnick Investment Management, LLC Metropolitan West Capital Management, LLC Systematic Financial Management, L.P.
PACE Small/Medium Co Growth Equity Investments	Copper Rock Capital Partners, LLC Palisade Capital Management, LLC Riverbridge Partners, LLC
PACE International Equity Investments	J.P. Morgan Investment Management Inc.—International REI segment[4] J.P. Morgan Investment Management Inc.—EAFE Opportunities segment Martin Currie Inc.[6] Mondrian Investment Partners Ltd.
PACE International Emerging Markets Equity Investments	Lee Munder Capital Group, LLC[7] Mondrian Investment Partners Ltd. William Blair & Company L.L.C
PACE Global Real Estate Securities Investments	Brookfield Investment Management Inc. CBRE Clarion Securities, LLC
PACE Alternative Strategies Investments	Analytic Investors, LLC First Quadrant L.P.[8] Standard Life Investments (Corporate Funds) Limited

1  As of the close of business, September 11, 2013, Los Angeles Capital Management and Equity Research, Inc. became an investment sub-advisor of the Portfolio.

2  As of the close of business, May 28, 2013, Westwood Management Corp was terminated as investment sub-advisor and Robeco Investment Management became an investment sub-advisor of the Portfolio on May 29, 2013.

3  As of the close of business, October 4, 2012, Marsico Capital Management, LLC and Wellington Management Company, LLP ("Wellington") were terminated as investment sub-advisors and J.P. Morgan Investment Management became an investment sub-advisor of the Portfolio on October 5, 2012.

4  As of the close of business, September 12, 2013, J.P. Morgan Investment Management Inc.—International REI segment was terminated as investment sub-advisor and Los Angeles Capital Management and Equity Research, Inc. became an investment sub-advisor of the Portfolio on September 13, 2013.

5  As of the close of business, October 2, 2012, Buckhead Capital Management, LLC was terminated as an investment sub-advisor.

6  As of the close of business, August 4, 2013, Martin Currie Inc. was terminated as investment advisor and Chautauqua Capital became an investment sub-advisor of the Portfolio on August 5, 2013.

7  As of the close of business, October 15, 2012, Delaware Management Company and Pzena Investment Management, LLC were terminated as investment sub-advisors to PACE International Emerging Markets Equity Investments and Lee Munder Capital Group, LLC became an investment sub-advisor of the Portfolio on October 16, 2012.

8  As of the close of business, November 30, 2012, Wellington was terminated as an investment sub-advisor to PACE Alternative Strategies Investments. Cash from the sale of securities from the portfolio previously managed by Wellington was transferred to First Quadrant L.P., an existing investment sub-advisor of the Portfolio on December 3, 2012.

PACE Select Advisors Trust

Notes to financial statements

At July 31, 2013, certain Portfolios owe or are (owed by) UBS Global AM for investment management and administration fees, net of fee waivers/expense reimbursements and/or recoupments as follows:

Portfolio	Amounts due to (owed by) UBS Global AM
PACE Money Market Investments	$(27,073)
PACE Government Securities Fixed Income Investments	227,518
PACE Intermediate Fixed Income Investments	148,533
PACE Strategic Fixed Income Investments	502,143
PACE Municipal Fixed Income Investments	174,395
PACE International Fixed Income Investments	314,637
PACE High Yield Investments	221,972
PACE Large Co Value Equity Investments	811,197
PACE Large Co Growth Equity Investments	783,696
PACE Small/Medium Co Value Equity Investments	369,824
PACE Small/Medium Co Growth Equity Investments	363,057
PACE International Equity Investments	696,949
PACE International Emerging Markets Equity Investments	310,020
PACE Global Real Estate Securities Investments	29,836
PACE Alternative Strategies Investments	701,021

UBS Global AM has entered into a written fee waiver agreement with each of PACE Government Securities Fixed Income Investments and PACE International Fixed Income Investments, under which UBS Global AM is contractually obligated to waive its management fees to the extent necessary to reflect the lower sub-advisory fees paid by UBS Global AM to each of these Portfolio's sub-advisors: Pacific Investment Management Company LLC and Rogge Global Partners plc. Additionally, effective October 1, 2011 through expiration on November 30, 2012, UBS Global AM had entered into a written fee waiver agreement with PACE Alternative Strategies Investments under which UBS Global AM was contractually obligated to waive its management fees equal to an annual rate of 0.05% of the Portfolio's average daily net assets. For the year ended July 31, 2013, UBS Global AM was contractually obligated to waive $151,670, $280,638 and $84,930 in investment management and administration fees for PACE Government Securities Fixed Income Investments, PACE International Fixed Income Investments and PACE Alternative Strategies Investments, respectively. These management fee waivers will not be subject to future recoupment.

With respect to the following Portfolios, UBS Global AM may voluntarily waive its management fees to the extent necessary to reflect lower sub-advisory fees paid. This management fee waiver will not be subject to future recoupment. Once started, there is no guarantee that UBS Global AM would continue to voluntarily waive a portion of its management fees. For the year ended July 31, 2013, UBS Global AM voluntarily waived fees of:

Management fees waived
PACE Municipal Fixed Income Investments	$5,770
PACE Large Co Value Equity Investments	22,487
PACE International Equity Investments	7,803
PACE International Emerging Markets Equity Investments	231,019
PACE Alternative Strategies Investments	7,071

Additionally, with respect to PACE Money Market Investments, UBS Global AM may voluntarily waive fees and/or reimburse expenses from time to time in the event that the Portfolio's yield falls below a certain level. Once started, there is no guarantee that UBS Global AM would continue to voluntarily waive an additional portion of its fees

PACE Select Advisors Trust

Notes to financial statements

and/or reimburse expenses. For the year ended July 31, 2013, UBS Global AM voluntarily waived and/or reimbursed expenses of $1,285,806 for PACE Money Market Investments for that purpose.

UBS Global AM is contractually obligated to waive all or a portion of its investment management and administration fees and/or to reimburse the Portfolios for certain operating expenses in order to maintain the total annual ordinary operating expenses of each class (with certain exclusions such as dividend expense, borrowing costs and interest expense, if any) through November 30, 2013 at a level not to exceed the amounts in the table below.

Each Portfolio will repay UBS Global AM for any such waived fees/reimbursed expenses during a three-year period following July 31, 2012, to the extent that ordinary operating expenses (with certain exclusions such as dividend expense, borrowing costs and interest expense) are otherwise below the applicable expense cap in effect at the time the fees or expenses were waived/reimbursed. For the year ended July 31, 2013, UBS Global AM had the following voluntary fee waivers/expense reimbursements, and recoupments. The fee waivers/expense reimbursements, portions of which are subject to repayment by the Portfolios through July 31, 2016, and recoupments for the year ended July 31, 2013, were as follows:

Portfolio	Class A expense cap	Class C expense cap	Class Y expense cap	Class P expense cap	Fee waivers/ expense reimbursements	Recoupments
PACE Money Market Investments	N/A	N/A	N/A	0.60%	$918,256	$—
PACE Government Securities Fixed Income Investments[1]	0.97%	1.47%	0.72%	0.72	522,385	—
PACE Intermediate Fixed Income Investments	0.93	1.43	0.68	0.68	254,708	—
PACE Strategic Fixed Income Investments	1.06	1.56	0.81	0.81	5,086	75,594
PACE Municipal Fixed Income Investments[1]	0.90	1.40	0.65	0.65	122,007	—
PACE International Fixed Income Investments	1.25	1.75	1.00	1.00	232,737	—
PACE High Yield Investments[1]	1.28	1.78	1.03	1.03	172,704	—
PACE Large Co Value Equity Investments	1.27	2.02	1.02	1.02	—	—
PACE Large Co Growth Equity Investments	1.30	2.05	1.05	1.05	—	237
PACE Small/Medium Co Value Equity Investments	1.41	2.16	1.16	1.16	182	25,353
PACE Small/Medium Co Growth Equity Investments	1.38	2.13	1.13	1.13	28,069	—
PACE International Equity Investments	1.55	2.30	1.30	1.30	—	—
PACE International Emerging Markets Equity Investments	2.15	2.90	1.90	1.90	—	—
PACE Global Real Estate Securities Investments	1.45	2.20	1.20	1.20	387,440	—
PACE Alternative Strategies Investments[1]	1.88	2.63	1.63	1.63	86,304	5,526

1  Expense caps in the table above became effective December 1, 2012. Prior to December 1, 2012, expense caps were as follows:

	Class A	Class C	Class Y	Class P
PACE Government Securities Fixed Income Investments	1.02%	1.52%	0.77%	0.77%
PACE Municipal Fixed Income Investments	0.93	1.43	0.68	0.68
PACE High Yield Investments	1.35	1.85	1.10	1.10
PACE Alternative Strategies Investments	1.95	2.70	1.70	1.70

PACE Select Advisors Trust

Notes to financial statements

At July 31, 2013, the following Portfolios had remaining fee waivers/expense reimbursements subject to repayment to UBS Global AM and respective dates of expiration as follows:

Portfolio	Fee waivers/ expense reimbursements subject to repayment	Expires July 31, 2014	Expires July 31, 2015	Expires July 31, 2016
PACE Money Market Investments	$3,090,058	$996,232	$1,175,570	$918,256
PACE Government Securities Fixed Income Investments—Class A	45,946	12,256	5,842	27,848
PACE Government Securities Fixed Income Investments—Class C	19,953	7,022	3,791	9,140
PACE Government Securities Fixed Income Investments—Class Y	137,112	44,298	38,637	54,177
PACE Government Securities Fixed Income Investments—Class P	990,926	299,909	259,797	431,220
PACE Intermediate Fixed Income Investments—Class A	72,269	24,476	27,123	20,670
PACE Intermediate Fixed Income Investments—Class C	6,946	2,496	2,597	1,853
PACE Intermediate Fixed Income Investments—Class Y	6,397	2,519	2,171	1,707
PACE Intermediate Fixed Income Investments—Class P	631,307	177,770	223,059	230,478
PACE Strategic Fixed Income Investments—Class Y	12,420	4,342	2,992	5,086
PACE Strategic Fixed Income Investments—Class P	315,393	220,315	95,078	—
PACE Municipal Fixed Income Investments—Class A	36,963	10,357	11,866	14,740
PACE Municipal Fixed Income Investments—Class C	8,906	2,530	2,848	3,528
PACE Municipal Fixed Income Investments—Class Y	196	69	58	69
PACE Municipal Fixed Income Investments—Class P	307,608	100,938	103,000	103,670
PACE International Fixed Income Investments—Class Y	8,065	3,207	2,912	1,946
PACE International Fixed Income Investments—Class P	742,263	248,516	262,956	230,791
PACE High Yield Investments—Class P	418,982	118,506	127,772	172,704
PACE Large Co Growth Equity Investments—Class C	1,228	538	690	—
PACE Small/Medium Co Value Equity Investments—Class Y	199	—	17	182
PACE Small/Medium Co Value Equity Investments—Class P	256,039	56,586	199,453	—
PACE Small/Medium Co Growth Equity Investments—Class Y	557	—	154	403
PACE Small/Medium Co Growth Equity Investments—Class P	332,235	116,115	188,454	27,666
PACE Global Real Estate Securities Investments—Class A	25,712	10,103	9,971	5,638
PACE Global Real Estate Securities Investments—Class C	1,065	492	416	157
PACE Global Real Estate Securities Investments—Class Y	1,138	234	385	519
PACE Global Real Estate Securities Investments—Class P	1,210,417	400,486	428,805	381,126
PACE Alternative Strategies Investments—Class A	24,789	15,999	—	8,790
PACE Alternative Strategies Investments—Class Y	1,508	702	98	708
PACE Alternative Strategies Investments—Class P	76,806	—	—	76,806

Under normal conditions, the Portfolios invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund LLC ("Private Money Market"), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by UBS Global AM and is currently offered as a cash management option to mutual funds and certain other accounts managed by the Portfolios' Investment Manager. UBS Global AM acts as managing member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market's average daily members' equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. UBS Global AM may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a

PACE Select Advisors Trust

Notes to financial statements

certain level. Distributions received from Private Money Market, net of fee rebates paid to borrowers, are reflected as securities lending income in the Statement of operations.

During the year ended July 31, 2013, the Portfolios listed below paid broker commissions to affiliates of the investment manager as follows:

Affiliated broker	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Growth Equity Investments	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Alternative Strategies Investments
UBS AG	$—	$—	$—	$3,807	$904	$6,936
UBS Securities Asia Ltd.	—	—	—	—	3,124	188
UBS Securities Canada Inc.	—	—	—	—	—	407
UBS Securities LLC	2,048	1,691	1,321	—	3,813	—
UBS Securities Pte Ltd.	—	—	—	—	234	—
UBS Warburg LLC	—	—	—	—	298	—

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Portfolios may conduct transactions, resulting in him being an interested trustee of the Portfolios. The Portfolios' have been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. For the year ended July 31, 2013, the following Portfolios paid brokerage commissions to Morgan Stanley in the amounts as follows:

PACE Intermediate Fixed Income Investments	$1,349
PACE Strategic Fixed Income Investments	60
PACE Large Co Value Equity Investments	34,923
PACE Large Co Growth Equity Investments	45,053
PACE Small/Medium Co Value Equity Investments	1,217
PACE Small/Medium Co Growth Equity Investments	18,676
PACE International Equity Investments	49,280
PACE International Emerging Markets Equity Investments	40,188
PACE Global Real Estate Securities Investments	2,243
PACE Alternative Strategies Investments	791,386

PACE Select Advisors Trust

Notes to financial statements

During the year ended July 31, 2013, the following Portfolios purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having aggregate values as follows:

PACE Money Market Investments	$95,805,334
PACE Government Securities Fixed Income Investments	6,273,054,173
PACE Intermediate Fixed Income Investments	805,684,033
PACE Strategic Fixed Income Investments	9,162,488,659
PACE Municipal Fixed Income Investments	16,837,012
PACE International Fixed Income Investments	79,281,906
PACE High Yield Investments	8,139,021
PACE Small/Medium Co Value Equity Investments	186,109
PACE Small/Medium Co Growth Equity Investments	464,695
PACE International Equity Investments	92,606
PACE Global Real Estate Securities Investments	1,182,150
PACE Alternative Strategies Investments	108,221,099

Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Service and distribution plans

UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") is the principal underwriter of each Portfolio's shares. Under separate plans of service and/or distribution pertaining to Class A and Class C shares, the Portfolios (with the exception of PACE Money Market Investments, which only offers Class P shares), pay UBS Global AM (US) monthly service fees at the annual rate of 0.25% of the average daily net assets of Class A and Class C shares and monthly distribution fees (1) at the annual rate of 0.75% of the average daily net assets of Class C shares for PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments and (2) at the annual rate of 0.50% of the average daily net assets of Class C shares for PACE Government Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE International Fixed Income Investments and PACE High Yield Investments.

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A and Class C shares.

PACE Select Advisors Trust

Notes to financial statements

At July 31, 2013, certain Portfolios owed UBS Global AM (US) service and distribution fees, and for the year ended July 31, 2013, certain Portfolios were informed by UBS Global AM (US) that it had earned sales charges as follows:

Portfolio	Service and distribution fees owed	Sales charges earned by distributor
PACE Government Securities Fixed Income Investments—Class A	$14,242	$4,339
PACE Government Securities Fixed Income Investments—Class C	10,839	454
PACE Intermediate Fixed Income Investments—Class A	6,697	4,922
PACE Intermediate Fixed Income Investments—Class C	1,720	—
PACE Strategic Fixed Income Investments—Class A	14,774	28,074
PACE Strategic Fixed Income Investments—Class C	13,826	3,864
PACE Municipal Fixed Income Investments—Class A	13,648	3,736
PACE Municipal Fixed Income Investments—Class C	7,874	300
PACE International Fixed Income Investments—Class A	14,884	4,182
PACE International Fixed Income Investments—Class C	3,735	—
PACE High Yield Investments—Class A	4,976	32,865
PACE High Yield Investments—Class C	3,561	168
PACE Large Co Value Equity Investments—Class A	31,811	12,809
PACE Large Co Value Equity Investments—Class C	12,052	—
PACE Large Co Growth Equity Investments—Class A	13,355	3,917
PACE Large Co Growth Equity Investments—Class C	3,362	5
PACE Small/Medium Co Value Equity Investments—Class A	6,696	1,291
PACE Small/Medium Co Value Equity Investments—Class C	4,168	12
PACE Small/Medium Co Growth Equity Investments—Class A	8,740	4,564
PACE Small/Medium Co Growth Equity Investments—Class C	3,350	5
PACE International Equity Investments—Class A	11,679	2,528
PACE International Equity Investments—Class C	2,306	60
PACE International Emerging Markets Equity Investments—Class A	3,584	2,574
PACE International Emerging Markets Equity Investments—Class C	1,881	—
PACE Global Real Estate Securities Investments—Class A	1,160	1,591
PACE Global Real Estate Securities Investments—Class C	192	—
PACE Alternative Strategies Investments—Class A	11,472	7,341
PACE Alternative Strategies Investments—Class C	4,121	697

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Portfolios pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Portfolios' transfer agent, and is compensated for these services by BNY Mellon, not the Portfolios.

Effective July 1, 2013, UBS Financial Services Inc. voluntarily agreed to waive a portion of the fee that it would otherwise have received from BNY Mellon with respect to PACE Money Market Investments so that BNY Mellon would correspondingly reduce the fees it would have charged to that Portfolio. Given that UBS Global AM has voluntarily undertaken to reduce its fees and/or reimburse expenses to keep the Portfolio's yield at or above a certain level, and that such amount exceeds the reduction in BNY Mellon's fees, the net effect of BNY Mellon's pass through of the waiver by UBS Financial Services Inc. is to partially reduce the amount that UBS Global AM would have otherwise voluntarily waived/reimbursed. For the period July 1, 2013, to July 31, 2013, the amount of the reduction in transfer agency and related services fees charged by BNY Mellon to the Portfolio was $39,164, which reflected an equal amount of compensation that was voluntarily waived by UBS Financial Services Inc. Voluntary fee waiver/expense reimbursement arrangements may end at any time.

PACE Select Advisors Trust

Notes to financial statements

For the year ended July 31, 2013, UBS Financial Services Inc. received from BNY Mellon, not the Portfolios, total delegated services fees as follows:

Portfolio	Delegated services fees earned
PACE Money Market Investments	$682,529
PACE Government Securities Fixed Income Investments	413,550
PACE Intermediate Fixed Income Investments	257,866
PACE Strategic Fixed Income Investments	548,974
PACE Municipal Fixed Income Investments	88,772
PACE International Fixed Income Investments	539,400
PACE High Yield Investments	328,392
PACE Large Co Value Equity Investments	645,252
PACE Large Co Growth Equity Investments	613,918
PACE Small/Medium Co Value Equity Investments	579,292
PACE Small/Medium Co Growth Equity Investments	580,858
PACE International Equity Investments	579,664
PACE International Emerging Markets Equity Investments	512,820
PACE Global Real Estate Securities Investments	301,789
PACE Alternative Strategies Investments	274,032

For the year ended July 31, 2013, each Portfolio accrued transfer agency and related services fees payable to BNY Mellon on each class as follows:

Portfolio	Class A	Class C	Class Y	Class P
PACE Money Market Investments	$—	$—	$—	$1,373,101
PACE Government Securities Fixed Income Investments	65,694	18,926	85,014	660,095
PACE Intermediate Fixed Income Investments	35,627	3,157	2,062	417,824
PACE Strategic Fixed Income Investments	71,226	15,910	12,356	917,572
PACE Municipal Fixed Income Investments	22,886	5,090	80	138,438
PACE International Fixed Income Investments	85,408	5,753	8,997	870,955
PACE High Yield Investments	22,113	3,158	1,017	548,519
PACE Large Co Value Equity Investments	123,379	17,494	16,291	1,008,152
PACE Large Co Growth Equity Investments	61,796	6,987	13,846	1,009,010
PACE Small/Medium Co Value Equity Investments	33,372	5,398	1,550	969,271
PACE Small/Medium Co Growth Equity Investments	41,365	4,157	1,204	968,303
PACE International Equity Investments	68,294	5,586	21,537	943,674
PACE International Emerging Markets Equity Investments	27,560	3,573	22,803	861,026
PACE Global Real Estate Securities Investments	11,175	386	820	506,125
PACE Alternative Strategies Investments	47,778	3,164	2,443	421,809

Securities lending

Each Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain ownership of loaned securities to exercise certain beneficial rights; however, each Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Portfolio receives compensation for lending its securities from

PACE Select Advisors Trust

Notes to financial statements

interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. State Street Bank and Trust Company serves as the Portfolios' lending agent.

At July 31, 2013, the following Portfolios had securities on loan at value, cash collateral and non-cash collateral as follows:

Portfolio	Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security types held as non-cash collateral
PACE Intermediate Fixed Income Investments	$686,463	$702,620	$—	$702,620	n/a
PACE Strategic Fixed Income Investments	3,079,792	3,121,965	—	3,121,965	n/a
PACE International Fixed Income Investments	1,076,916	1,096,145	—	1,096,145	n/a
PACE High Yield Investments	42,954,941	44,014,743	—	44,014,743	n/a
PACE Large Co Value Equity Investments	15,490,386	2,009,700	13,630,829	15,640,529	US Treasury Notes and US Treasury Bills
PACE Large Co Growth Equity Investments	36,572,894	22,558,968	14,221,250	36,780,218	US Treasury Notes and US Treasury Bills
PACE Small/Medium Co Value Equity Investments	29,711,862	30,367,763	117,562	30,485,325	US Treasury Notes and US Treasury Bills
PACE Small/Medium Co Growth Equity Investments	40,020,764	41,413,440	313,280	41,726,720	US Treasury Notes
PACE International Equity Investments	5,234,742	5,492,556	—	5,492,556	n/a
PACE International Emerging Markets Equity Investments	32,722,576	34,204,798	63,425	34,268,223	US Treasury Notes; US Treasury Bills and Federal National Mortgage Association obligations
PACE Global Real Estate Securities Investments	3,291,862	3,476,030	3,190	3,479,220	US Treasury Notes and Federal National Mortgage Association obligations

*  These securities are held for the benefit of the Portfolio at the Portfolio's custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of assets and liabilities.

PACE Select Advisors Trust

Notes to financial statements

Bank line of credit

Each Portfolio, other than PACE Money Market Investments, participates with other funds managed, advised or sub-advised by UBS Global AM in a $100 million committed credit facility with State Street Bank and Trust Company ("Committed Credit Facility"), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Portfolio at the request of shareholders and other temporary or emergency purposes. Under the Committed Credit Facility arrangement, each Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Committed Credit Facility. Each Portfolio borrows at prevailing rates in effect at the time of borrowings. For the year ended July 31, 2013, the following Portfolios had borrowings as follows:

Portfolio	Average daily amount of borrowings outstanding	Days outstanding	Interest expense	Weighted average annualized interest rate
PACE Strategic Fixed Income Investments	$706,111	7	$161	1.175%
PACE Large Co Value Equity Investments	27,300,042	6	5,192	1.141
PACE Large Co Growth Equity Investments	1,301,778	3	121	1.117
PACE Small/Medium Co Value Equity Investments	810,834	5	130	1.156
PACE Small/Medium Co Growth Equity Investments	16,650,793	2	1,055	1.141
PACE International Emerging Markets Equity Investments	3,152,509	4	413	1.180

As of July 31, 2013, there were no borrowings outstanding.

Purchases and sales of securities

For the year ended July 31, 2013, aggregate purchases and sales of portfolio securities, excluding purchased options, short-term securities and US Government and agency securities, were as follows:

Portfolio	Purchases	Sales
PACE Government Securities Fixed Income Investments	$63,431,728	$51,691,581
PACE Intermediate Fixed Income Investments	132,319,627	147,969,400
PACE Strategic Fixed Income Investments	211,285,427	139,869,677
PACE Municipal Fixed Income Investments	312,191,649	230,486,533
PACE International Fixed Income Investments	356,472,557	317,742,561
PACE High Yield Investments	153,461,366	87,388,653
PACE Large Co Value Equity Investments	872,109,164	1,054,967,228
PACE Large Co Growth Equity Investments	863,448,077	990,782,285
PACE Small/Medium Co Value Equity Investments	407,258,390	447,335,688
PACE Small/Medium Co Growth Equity Investments	268,098,781	315,509,585
PACE International Equity Investments	326,681,110	304,715,698
PACE International Emerging Markets Equity Investments	573,848,810	463,183,538
PACE Global Real Estate Securities Investments	112,181,000	115,773,206
PACE Alternative Strategies Investments	389,823,741	470,621,747

PACE Select Advisors Trust

Notes to financial statements

For the year ended July 31, 2013, aggregate purchases and sales of US Government and agency securities, excluding short-term securities, were as follows:

Portfolio	Purchases	Sales
PACE Government Securities Fixed Income Investments	$10,309,876,123	$10,070,037,129
PACE Intermediate Fixed Income Investments	3,789,611,058	3,793,169,669
PACE Strategic Fixed Income Investments	1,754,147,494	1,707,527,595
PACE International Fixed Income Investments	12,755,509	6,082,299
PACE Alternative Strategies Investments	24,292,672	65,554,429

Commission recapture program

The following Portfolios participate in a brokerage commission recapture program: PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments. These Portfolios have established commission recapture arrangements with certain participating brokers or dealers. If a Portfolio's investment sub-advisor chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Portfolio. For the year ended July 31, 2013, the following Portfolios recorded recaptured commissions which are reflected on the Statement of operations within the net realized gains (losses) on investment activities:

Portfolio	Amount
PACE Large Co Value Equity Investments	$128,929
PACE Large Co Growth Equity Investments	60,308
PACE Small/Medium Co Value Equity Investments	77,906
PACE Small/Medium Co Growth Equity Investments	69,961
PACE International Equity Investments	1,435
PACE International Emerging Markets Equity Investments	5,400
PACE Global Real Estate Securities Investments	53,934
PACE Alternative Strategies Investments	180

PACE Select Advisors Trust

Notes to financial statements

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Portfolios, except PACE Money Market Investments, about which similar information is provided on the Statement of changes in net assets, were as follows:

PACE Government Securities Fixed Income Investments
For the year ended July 31, 2013:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	236,874	$3,130,040	23,926	$316,962
Shares repurchased	(994,923)	(13,053,892)	(266,545)	(3,491,433)
Dividends reinvested	182,565	2,391,892	44,417	582,953
Net decrease	(575,484)	$(7,531,960)	(198,202)	$(2,591,518)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,703,229	$22,428,776	11,225,548	$146,828,296
Shares repurchased	(1,911,437)	(25,083,392)	(10,928,195)	(142,775,805)
Dividends reinvested	208,162	2,727,464	1,447,463	18,969,470
Net increase (decrease)	(46)	$72,848	1,744,816	$23,021,961

For the year ended July 31, 2012:

	Class A		Class B1		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	541,852	$7,250,046	—	$—	36,589	$490,029
Shares repurchased	(899,944)	(12,042,640)	(537)	(7,158)	(189,458)	(2,536,223)
Shares converted from Class B to Class A	6,909	92,413	(6,905)	(92,413)	—	—
Dividends reinvested	135,054	1,802,479	83	1,104	33,163	442,979
Net decrease	(216,129)	$(2,897,702)	(7,359)	$(98,467)	(119,706)	$(1,603,215)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	2,052,243	$27,465,488	6,501,814	$87,078,881
Shares repurchased	(1,450,709)	(19,423,689)	(7,982,134)	(106,852,032)
Dividends reinvested	140,972	1,882,183	1,077,442	14,386,370
Net increase (decrease)	742,506	$9,923,982	(402,878)	$(5,386,781)

PACE Select Advisors Trust

Notes to financial statements

PACE Intermediate Fixed Income Investments
For the year ended July 31, 2013:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	133,266	$1,653,049	9,808	$121,786
Shares repurchased	(533,492)	(6,609,843)	(53,672)	(668,114)
Dividends reinvested	18,882	233,957	819	10,174
Net decrease	(381,344)	$(4,722,837)	(43,045)	$(536,154)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	2,101	$25,873	12,951,674	$160,745,796
Shares repurchased	(27,351)	(339,829)	(13,191,170)	(163,570,827)
Dividends reinvested	816	10,119	374,358	4,637,734
Net increase (decrease)	(24,434)	$(303,837)	134,862	$1,812,703

For the year ended July 31, 2012:

	Class A		Class B1		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	237,964	$2,913,176	—	$—	11,501	$139,336
Shares repurchased	(545,140)	(6,667,464)	—	(1)	(36,909)	(450,325)
Shares converted from Class B to Class A	5,969	72,876	(5,959)	(72,876)	—	—
Dividends reinvested	41,090	500,418	27	335	2,747	33,474
Net decrease	(260,117)	$(3,180,994)	(5,932)	$(72,542)	(22,661)	$(277,515)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	3,345	$40,662	7,486,849	$91,389,020
Shares repurchased	(30,530)	(373,003)	(8,075,913)	(98,640,926)
Dividends reinvested	1,813	22,078	658,312	8,022,093
Net increase (decrease)	(25,372)	$(310,263)	69,248	$770,187

PACE Strategic Fixed Income Investments
For the year ended July 31, 2013:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	1,271,239	$19,215,814	377,265	$5,720,971
Shares repurchased	(2,336,703)	(34,800,415)	(330,458)	(4,876,452)
Dividends reinvested	228,170	3,409,656	48,798	729,504
Net increase (decrease)	(837,294)	$(12,174,945)	95,605	$1,574,023

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	180,374	$2,716,342	15,533,571	$232,521,191
Shares repurchased	(325,514)	(4,756,357)	(11,456,321)	(171,286,007)
Dividends reinvested	15,573	232,613	2,705,675	40,394,024
Net increase (decrease)	(129,567)	$(1,807,402)	6,782,925	$101,629,208

PACE Select Advisors Trust

Notes to financial statements

For the year ended July 31, 2012:

	Class A		Class B1		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,977,049	$44,132,968	2,080	$30,850	607,119	$9,018,069
Shares repurchased	(1,472,506)	(21,949,346)	(1,091)	(16,087)	(145,036)	(2,159,907)
Shares converted from Class B to Class A	17,129	251,984	(17,137)	(251,984)	—	—
Dividends reinvested	218,377	3,201,343	365	5,325	40,704	596,450
Net increase (decrease)	1,740,049	$25,636,949	(15,783)	$(231,896)	502,787	$7,454,612

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	252,622	$3,768,183	8,248,107	$122,125,445
Shares repurchased	(70,778)	(1,043,728)	(10,258,773)	(151,893,792)
Dividends reinvested	11,568	169,610	2,753,875	40,368,164
Net increase	193,412	$2,894,065	743,209	$10,599,817

PACE Municipal Fixed Income Investments
For the year ended July 31, 2013:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	110,954	$1,498,338	49,387	$669,858
Shares repurchased	(579,860)	(7,772,607)	(117,167)	(1,585,182)
Dividends reinvested	109,068	1,463,784	14,459	194,124
Net decrease	(359,838)	$(4,810,485)	(53,321)	$(721,200)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	26	$356	9,968,281	$134,115,367
Shares repurchased	(2,627)	(35,373)	(4,211,642)	(56,546,020)
Dividends reinvested	73	974	512,605	6,868,310
Net increase (decrease)	(2,528)	$(34,043)	6,269,244	$84,437,657

For the year ended July 31, 2012:

	Class A		Class B1		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	113,163	$1,504,231	—	$—	55,762	$736,280
Shares repurchased	(603,268)	(8,034,536)	—	—	(134,223)	(1,794,786)
Shares converted from Class B to Class A	3,619	48,732	(3,617)	(48,732)	—	—
Dividends reinvested	109,800	1,463,135	41	542	14,378	191,574
Net decrease	(376,686)	$(5,018,438)	(3,576)	$(48,190)	(64,083)	$(866,932)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	3,097,227	$41,343,377
Shares repurchased	(236)	(3,099)	(4,152,178)	(55,436,376)
Dividends reinvested	77	1,026	459,174	6,120,548
Net decrease	(159)	$(2,073)	(595,777)	$(7,972,451)

PACE Select Advisors Trust

Notes to financial statements

PACE International Fixed Income Investments
For the year ended July 31, 2013:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	139,851	$1,568,506	13,765	$155,407
Shares repurchased	(1,085,450)	(12,170,548)	(77,120)	(854,879)
Dividends reinvested	152,000	1,709,650	8,770	98,799
Net decrease	(793,599)	$(8,892,392)	(54,585)	$(600,673)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	135,369	$1,483,231	13,905,232	$153,595,400
Shares repurchased	(72,271)	(797,296)	(8,532,354)	(94,870,858)
Dividends reinvested	12,711	142,224	1,112,273	12,471,174
Net increase	75,809	$828,159	6,485,151	$71,195,716

For the year ended July 31, 2012:

	Class A		Class B1		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	210,497	$2,462,979	—	$—	8,007	$94,820
Shares repurchased	(1,101,988)	(12,889,349)	(1,928)	(23,768)	(67,241)	(786,801)
Shares converted from Class B to Class A	10,147	125,729	(10,114)	(125,729)	—	—
Dividends reinvested	428,575	4,864,850	44	499	27,004	306,077
Net decrease	(452,769)	$(5,435,791)	(11,998)	$(148,998)	(32,230)	$(385,904)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	23,946	$279,191	5,690,319	$66,181,777
Shares repurchased	(56,241)	(651,900)	(7,699,860)	(90,021,197)
Dividends reinvested	29,749	336,958	2,556,453	29,032,086
Net increase (decrease)	(2,546)	$(35,751)	546,912	$5,192,666

PACE High Yield Investments
For the year ended July 31, 2013:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	603,917	$6,361,704	44,412	$464,141
Shares repurchased	(697,651)	(7,344,207)	(103,160)	(1,085,461)
Dividends reinvested	135,225	1,419,444	22,934	240,357
Net increase (decrease)	41,491	$436,941	(35,814)	$(380,963)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	98,653	$1,042,000	13,969,493	$149,189,913
Shares repurchased	(13,911)	(147,240)	(8,450,693)	(89,779,657)
Dividends reinvested	7,829	82,536	2,108,331	22,175,832
Net increase	92,571	$977,296	7,627,131	$81,586,088

PACE Select Advisors Trust

Notes to financial statements

For the year ended July 31, 2012:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	714,335	$7,108,534	232,625	$2,292,062
Shares repurchased	(1,096,847)	(10,789,898)	(42,572)	(421,155)
Dividends reinvested	130,755	1,282,145	19,809	194,544
Net increase (decrease)	(251,757)	$(2,399,219)	209,862	$2,065,451

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	15,715	$155,987	6,219,652	$61,823,141
Shares repurchased	(343)	(3,306)	(5,373,409)	(53,277,553)
Dividends reinvested	3,859	38,015	1,989,408	19,551,425
Net increase	19,231	$190,696	2,835,651	$28,097,013

PACE Large Co Value Equity Investments
For the year ended July 31, 2013:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	175,040	$3,434,403	26,182	$549,789
Shares repurchased	(1,197,776)	(23,265,563)	(108,766)	(2,118,774)
Dividends reinvested	82,290	1,528,957	2,890	53,922
Net decrease	(940,446)	$(18,302,203)	(79,694)	$(1,515,063)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	62,979	$1,290,137	7,426,463	$145,262,969
Shares repurchased	(158,831)	(3,121,235)	(15,306,648)	(310,960,135)
Dividends reinvested	12,928	240,457	818,790	15,180,354
Net decrease	(82,924)	$(1,590,641)	(7,061,395)	$(150,516,812)

For the year ended July 31, 2012:

	Class A		Class B1		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	254,460	$4,197,390	—	$—	2,455	$40,388
Shares repurchased	(1,316,566)	(21,617,707)	—	—	(152,597)	(2,505,228)
Shares converted from Class B to Class A	5,068	89,275	(5,015)	(89,275)	—	—
Dividends reinvested	101,311	1,559,173	5	75	3,157	48,811
Net decrease	(955,727)	$(15,771,869)	(5,010)	$(89,200)	(146,985)	$(2,416,029)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	38,125	$654,716	7,958,056	$131,904,695
Shares repurchased	(140,618)	(2,334,544)	(11,111,746)	(184,297,137)
Dividends reinvested	15,657	241,280	939,350	14,428,411
Net decrease	(86,836)	$(1,438,548)	(2,214,340)	$(37,964,031)

PACE Select Advisors Trust

Notes to financial statements

PACE Large Co Growth Equity Investments
For the year ended July 31, 2013:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	153,218	$3,209,919	10,775	$220,850
Shares repurchased	(538,915)	(11,499,521)	(31,819)	(603,270)
Dividends reinvested	4,781	96,811	—	—
Net decrease	(380,916)	$(8,192,791)	(21,044)	$(382,420)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	32,417	$718,161	6,982,350	$150,492,625
Shares repurchased	(87,566)	(1,883,848)	(13,181,109)	(292,915,014)
Dividends reinvested	3,292	68,046	261,620	5,384,151
Net decrease	(51,857)	$(1,097,641)	(5,937,139)	$(137,038,238)

For the year ended July 31, 2012:

	Class A		Class B1		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	198,458	$3,702,773	—	$—	9,496	$158,106
Shares repurchased	(592,527)	(10,831,332)	(119)	(1,917)	(45,115)	(745,843)
Shares converted from Class B to Class A	3,605	68,699	(3,945)	(68,699)	—	—
Net decrease	(390,464)	$(7,059,860)	(4,064)	$(70,616)	(35,619)	$(587,737)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	34,070	$667,348	6,921,062	$129,951,999
Shares repurchased	(95,328)	(1,830,327)	(10,911,544)	(204,702,386)
Dividends reinvested	1,596	27,666	133,392	2,302,340
Net decrease	(59,662)	$(1,135,313)	(3,857,090)	$(72,448,047)

PACE Small/Medium Co Value Equity Investments
For the year ended July 31, 2013:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	105,403	$2,069,444	1,427	$26,404
Shares repurchased	(305,512)	(5,944,498)	(40,470)	(685,315)
Dividends reinvested	7,341	134,550	—	—
Net decrease	(192,768)	$(3,740,504)	(39,043)	$(658,911)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	17,951	$370,770	3,346,884	$66,893,480
Shares repurchased	(10,376)	(204,301)	(4,590,581)	(92,423,697)
Dividends reinvested	170	3,199	134,898	2,521,250
Net increase (decrease)	7,745	$169,668	(1,108,799)	$(23,008,967)

PACE Select Advisors Trust

Notes to financial statements

For the year ended July 31, 2012:

	Class A		Class B1		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	112,445	$1,771,582	—	$—	2,139	$30,754
Shares repurchased	(366,734)	(5,780,752)	—	—	(42,985)	(617,193)
Shares converted from Class B to Class A	135	2,265	(150)	(2,265)	—	—
Net decrease	(254,154)	$(4,006,905)	(150)	$(2,265)	(40,846)	$(586,439)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	9,091	$153,021	2,858,900	$46,519,791
Shares repurchased	(4,370)	(70,589)	(4,223,095)	(68,940,740)
Dividends reinvested	13	205	4,583	68,945
Net increase (decrease)	4,734	$82,637	(1,359,612)	$(22,352,004)

PACE Small/Medium Co Growth Equity Investments
For the year ended July 31, 2013:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	157,216	$2,904,369	11,126	$189,302
Shares repurchased	(468,233)	(8,663,338)	(41,648)	(654,594)
Dividends reinvested	33,516	583,850	3,618	56,228
Net decrease	(277,501)	$(5,175,119)	(26,904)	$(409,064)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	18,856	$376,504	3,277,242	$63,040,511
Shares repurchased	(5,849)	(115,230)	(5,566,751)	(108,796,590)
Dividends reinvested	245	4,434	350,935	6,309,806
Net increase (decrease)	13,252	$265,708	(1,938,574)	$(39,446,273)

For the year ended July 31, 2012:

	Class A		Class B1		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	113,934	$1,790,609	—	$—	5,841	$80,254
Shares repurchased	(350,179)	(5,505,977)	(185)	(2,842)	(43,005)	(623,399)
Shares converted from Class B to Class A	555	8,850	(621)	(8,850)	—	—
Net decrease	(235,690)	$(3,706,518)	(806)	$(11,692)	(37,164)	$(543,145)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	8,813	$148,845	2,762,834	$44,999,817
Shares repurchased	(1,403)	(22,603)	(4,860,046)	(79,230,672)
Net increase (decrease)	7,410	$126,242	(2,097,212)	$(34,230,855)

PACE Select Advisors Trust

Notes to financial statements

PACE International Equity Investments
For the year ended July 31, 2013:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	181,900	$2,416,147	2,755	$33,990
Shares repurchased	(693,920)	(9,056,688)	(30,249)	(379,121)
Dividends reinvested	82,561	1,047,748	2,683	33,563
Net decrease	(429,459)	$(5,592,793)	(24,811)	$(311,568)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	254,069	$3,355,213	12,662,088	$167,105,810
Shares repurchased	(341,845)	(4,454,025)	(12,209,023)	(160,831,716)
Dividends reinvested	35,303	446,962	1,385,385	17,511,963
Net increase (decrease)	(52,473)	$(651,850)	1,838,450	$23,786,057

For the year ended July 31, 2012:

	Class A		Class B1		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	265,875	$3,054,930	—	$—	120	$1,303
Shares repurchased	(978,098)	(11,303,342)	—	—	(53,753)	(613,810)
Shares converted from Class B to Class A	65	807	(63)	(807)	—	—
Dividends reinvested	133,405	1,430,100	—	—	5,005	52,900
Net decrease	(578,753)	$(6,817,505)	(63)	$(807)	(48,628)	$(559,607)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	124,952	$1,461,528	9,879,509	$114,863,620
Shares repurchased	(197,012)	(2,321,955)	(12,670,518)	(146,978,081)
Dividends reinvested	51,584	551,438	1,943,009	20,731,907
Net decrease	(20,476)	$(308,989)	(848,000)	$(11,382,554)

PACE International Emerging Markets Equity Investments
For the year ended July 31, 2013:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	172,306	$2,281,095	10,554	$127,024
Shares repurchased	(300,660)	(3,875,486)	(35,899)	(427,383)
Dividends reinvested	9,393	124,180	—	—
Net decrease	(118,961)	$(1,470,211)	(25,345)	$(300,359)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	100,939	$1,350,865	12,031,720	$163,591,330
Shares repurchased	(236,258)	(3,121,985)	(3,548,434)	(46,439,982)
Dividends reinvested	10,286	138,345	128,227	1,718,238
Net increase (decrease)	(125,033)	$(1,632,775)	8,611,513	$118,869,586

PACE Select Advisors Trust

Notes to financial statements

For the year ended July 31, 2012:

	Class A		Class B1		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	190,677	$2,302,673	—	$—	4,845	$54,015
Shares repurchased	(380,161)	(4,576,967)	(285)	(3,250)	(52,592)	(596,330)
Shares converted from Class B to Class A	3,283	42,767	(3,481)	(42,767)	—	—
Dividends reinvested	31,760	345,230	18	186	2,787	28,426
Net decrease	(154,441)	$(1,886,297)	(3,748)	$(45,831)	(44,960)	$(513,889)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	82,814	$1,031,581	3,020,724	$36,893,732
Shares repurchased	(228,576)	(2,799,033)	(4,133,118)	(50,310,338)
Dividends reinvested	28,789	318,402	399,190	4,399,076
Net decrease	(116,973)	$(1,449,050)	(713,204)	$(9,017,530)

PACE Global Real Estate Securities Investments
For the year ended July 31, 2013:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	151,236	$1,017,300	8,230	$50,989
Shares repurchased	(179,874)	(1,181,148)	(3,635)	(23,072)
Dividends reinvested	31,185	194,597	1,057	6,586
Net increase	2,547	$30,749	5,652	$34,503

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	13,561	$86,525	5,689,380	$37,876,951
Shares repurchased	(5,222)	(35,371)	(6,456,188)	(43,823,375)
Dividends reinvested	1,854	11,611	767,381	4,788,456
Net increase (decrease)	10,193	$62,765	573	$(1,157,968)

For the year ended July 31, 2012:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	179,031	$990,604	197	$1,000
Shares repurchased	(156,603)	(845,069)	(8,938)	(46,853)
Dividends reinvested	19,120	94,455	731	3,595
Net increase (decrease)	41,548	$239,990	(8,010)	$(42,258)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	8,072	$43,137	4,082,579	$22,566,270
Shares repurchased	(6,675)	(36,471)	(3,477,922)	(19,181,516)
Dividends reinvested	1,035	5,123	479,928	2,370,844
Net increase	2,432	$11,789	1,084,585	$5,755,598

PACE Select Advisors Trust

Notes to financial statements

PACE Alternative Strategies Investments
For the year ended July 31, 2013:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	2,070,414	$20,789,043	59,740	$575,821
Shares repurchased	(1,491,744)	(14,705,573)	(120,702)	(1,161,430)
Dividends reinvested	17,054	164,739	—	—
Net increase (decrease)	595,724	$6,248,209	(60,962)	$(585,609)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	168,552	$1,695,712	11,681,050	$117,031,456
Shares repurchased	(81,354)	(810,749)	(11,771,143)	(118,505,275)
Dividends reinvested	1,292	12,562	332,825	3,228,403
Net increase	88,490	$897,525	242,732	$1,754,584

For the year ended July 31, 2012:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	844,797	$7,762,278	31,307	$280,135
Shares repurchased	(3,017,091)	(27,616,717)	(192,537)	(1,723,222)
Net decrease	(2,172,294)	$(19,854,439)	(161,230)	$(1,443,087)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	61,586	$576,016	8,938,057	$82,818,498
Shares repurchased	(51,519)	(475,444)	(12,052,756)	(111,370,157)
Net increase (decrease)	10,067	$100,572	(3,114,699)	$(28,551,659)

1  Effective March 1, 2012, all outstanding Class B shares converted to Class A shares of the same Portfolio.

Redemption fees

Each class of each series of the Trust, with the exception of PACE Money Market Investments, will impose a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exemptions as noted in the prospectuses. This amount is paid to the applicable Portfolio. The redemption fees earned by the Portfolios are disclosed in the Statement of changes in net assets. For the year ended July 31, 2013, redemption fees represent less than $0.005 per share.

Federal tax status

Each of the Portfolios intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Portfolio intends not to be subject to a federal excise tax.

PACE Select Advisors Trust

Notes to financial statements

The tax character of distributions paid during the fiscal years ended July 31, 2013 and July 31, 2012 were as follows:

	2013				2012
Portfolio	Tax-exempt income	Ordinary Income	Long-term realized capital gains	Return of capital	Tax-exempt income	Ordinary Income	Long-term realized capital gains
PACE Money Market Investments	$—	$32,607	$—	$—	$—	$41,391	$—
PACE Government Securities Fixed Income Investments	—	25,224,699	1,369,490	—	—	19,051,510	852,811
PACE Intermediate Fixed Income Investments	—	5,342,621	—	—	—	9,323,608	—
PACE Strategic Fixed Income Investments	—	47,208,681	1,011,141	—	—	37,273,980	9,910,023
PACE Municipal Fixed Income Investments	8,685,325	9,701	1,415,338	—	9,257,071	798	—
PACE International Fixed Income Investments	—	7,683,836	—	7,941,160	—	37,472,241	—
PACE High Yield Investments	—	21,801,123	3,454,959	431,608	—	20,081,213	2,458,207
PACE Large Co Value Equity Investments	—	17,942,761	—	—	—	17,145,925	—
PACE Large Co Growth Equity Investments	—	5,822,180	—	—	—	2,437,415	—
PACE Small/Medium Co Value Equity Investments	—	2,773,046	—	—	—	71,752	—
PACE Small/Medium Co Growth Equity Investments	—	3,700,117	3,529,940	—	—	—	—
PACE International Equity Investments	—	19,930,984	—	—	—	23,811,826	—
PACE International Emerging Markets Equity Investments	—	2,060,116	—	—	—	2,537,195	2,730,463
PACE Global Real Estate Securities Investments	—	5,215,238	—	—	—	2,567,822	—
PACE Alternative Strategies Investments	—	3,532,294	—	—	—	—	—

At July 31, 2013, the components of accumulated earnings (deficit) on a tax basis were as follows:

Portfolio	Undistributed ordinary income	Undistributed long-term capital gains	Accumulated realized capital and other losses	Unrealized appreciation (depreciation)	Total
PACE Money Market Investments	$—	$—	$(63)	$—	$(63)
PACE Government Securities Fixed Income Investments	275,476	—	(20,811,790)	(2,936,855)	(23,473,169)
PACE Intermediate Fixed Income Investments	748,065	—	(1,235,968)	(849,355)	(1,337,258)
PACE Strategic Fixed Income Investments	7,683,390	23,185,807	—	(20,289,309)	10,579,888
PACE Municipal Fixed Income Investments	—	2,219,606	—	6,809,204	9,028,810
PACE International Fixed Income Investments	—	—	(33,498,197)	(5,246,588)	(38,744,785)
PACE High Yield Investments	—	—	(81,029)	15,474,740	15,393,711
PACE Large Co Value Equity Investments	8,400,806	—	(41,391,491)	210,566,371	177,575,686
PACE Large Co Growth Equity Investments	4,082,836	76,832,342	—	252,687,246	333,602,424
PACE Small/Medium Co Value Equity Investments	1,786,595	38,133,309	—	76,173,235	116,093,139
PACE Small/Medium Co Growth Equity Investments	9,639,953	36,056,073	—	136,519,990	182,216,016
PACE International Equity Investments	14,407,131	—	(266,075,318)	87,879,964	(163,788,223)
PACE International Emerging Markets Equity Investments	2,141,275	—	(24,195,880)	(5,541,292)	(27,595,897)
PACE Global Real Estate Securities Investments	1,212,489	—	(27,685,761)	8,178,950	(18,294,322)
PACE Alternative Strategies Investments	10,322,846	—	(82,946,173)	12,591,064	(60,032,263)

PACE Select Advisors Trust

Notes to financial statements

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation. Post enactment losses incurred that will be carried forward indefinitely are as follows:

Portfolio	Short-term	Long-term	Total
PACE Money Market Investments	$98	$—	$98
PACE Government Securities Fixed Income Investments	162,420	405,010	567,430
PACE International Fixed Income Investments	2,780,698	—	2,780,698
PACE International Equity Investments	8,322,731	480,537	8,803,268
PACE International Emerging Markets Equity Investments	5,295,208	14,621,693	19,916,901

At July 31, 2013, the following Portfolios had pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates.

Portfolio	July 31, 2014	July 31, 2015	July 31, 2016	July 31, 2017	July 31, 2018	July 31, 2019	July 31, 2020	Total
PACE Money Market Investments	$—	$—	$—	$—	$94	$23	$—	$117
PACE International Fixed Income Investments	—	1,422,528	2,354,563	765,140	7,784,695	—	—	12,326,926
PACE Large Co Value Equity Investments	—	—	—	—	41,391,491	—	—	41,391,491
PACE International Equity Investments	—	—	—	42,420,347	214,851,703	—	—	257,272,050
PACE Global Real Estate Securities Investments	—	—	—	856,814	26,828,947	—	—	27,685,761
PACE Alternative Strategies Investments	—	—	—	—	82,944,930	—	—	82,944,930

During the fiscal year, the following Portfolios utilized capital loss carryforwards to offset current year realized gains:

Portfolio	Capital loss carryforwards utilized
PACE Money Market Investments	$42
PACE Intermediate Fixed Income Investments	2,781,410
PACE International Fixed Income Investments	862,021
PACE Large Co Value Equity Investments	155,023,614
PACE Large Co Growth Equity Investments	65,398,756
PACE Small/Medium Co Value Equity Investments	25,977,028
PACE International Equity Investments	8,922,890
PACE Global Real Estate Securities Investments	13,909,136
PACE Alternative Strategies Investments	18,558,581

PACE Select Advisors Trust

Notes to financial statements

Qualified late year losses are deemed to arise on the first business day of a Portfolio's next taxable year. For the year ended July 31, 2013, the following Portfolios incurred, and elected to defer, losses of the following:

	Late year ordinary	Post-October capital losses
	losses	Short-term	Long-term
PACE Government Securities Fixed Income Investments	$—	$15,184,199	$5,060,161
PACE Intermediate Fixed Income Investments	—	1,235,968	—
PACE International Fixed Income Investments	11,316,516	—	—
PACE High Yield Investments	—	—	81,029
PACE International Emerging Markets Equity Investments	—	4,278,979	—

At July 31, 2013, the effect of permanent "book/tax" reclassifications resulted in increases and decreases to components of the Portfolios' net assets as follows:

Portfolio	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gain/loss	Beneficial interest
PACE Government Securities Fixed Income Investments	$9,113,923	$(9,113,923)	$—
PACE Intermediate Fixed Income Investments	152,882	(152,882)	—
PACE Strategic Fixed Income Investments	4,056,032	(4,056,032)	—
PACE Municipal Fixed Income Investments	575	—	(575)
PACE International Fixed Income Investments	(15,207,820)	15,273,415	(65,595)
PACE High Yield Investments	(380,527)	380,527	—
PACE Large Co Value Equity Investments	(6,445)	6,445	—
PACE Large Co Growth Equity Investments	(799)	799	—
PACE Small/Medium Co Value Equity Investments	(72,580)	72,580	—
PACE Small/Medium Co Growth Equity Investments	2,738,798	(2,738,798)	—
PACE International Equity Investments	2,117,014	(2,117,014)	—
PACE International Emerging Markets Equity Investments	(144,535)	144,535	—
PACE Global Real Estate Securities Investments	3,282,540	(3,282,540)	—
PACE Alternative Strategies Investments	7,285,059	(3,828,008)	(3,457,051)

These differences are primarily due to tax treatment of foreign currency and futures transactions, net operating losses, paydown gains and losses, distributions in excess of net investment income, disposition of PFIC investments, swap adjustments, REIT adjustments, tax character of distributions and adjustments for certain debt obligations.

As of and during the year ended July 31, 2013, no Portfolio other than PACE International Emerging Markets Equity Investments had any liabilities for any uncertain tax positions. PACE International Emerging Markets Equity Investments had an accrued liability for uncertain tax positions of $167,038 at July 31, 2013 which is included in the Payable for foreign withholding and foreign capital gains taxes in the Statement of assets and liabilities. The Portfolios recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of operations. During the year ended July 31, 2013, the Portfolios did not incur any interest or penalties.

Each of the tax years in the four year period ended July 31, 2013, remains subject to examination by the Internal Revenue Service and state taxing authorities.

PACE Select Advisors Trust

Report of Ernst & Young LLP, independent registered public accounting firm

The Board of Trustees and Shareholders of
PACE Select Advisors Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of PACE Select Advisors Trust (comprising, respectively, PACE Money Market Investments, PACE Government Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE International Fixed Income Investments, PACE High Yield Investments, PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments, collectively the "Trust") as of July 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective series constituting PACE Select Advisors Trust at July 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with US generally accepted accounting principles.

New York, New York
September 27, 2013

PACE Select Advisors Trust

Tax information (unaudited)

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of each Portfolio's fiscal year end (July 31, 2013) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, the percentage of dividends paid that qualify for the dividends received deduction for corporate shareholders and the amount of foreign tax credit to be passed through to shareholders are as follows:

Portfolio	Dividend Received Deduction	Foreign Tax Credit
PACE Large Co Value Equity Investments	100%	—
PACE Large Co Growth Equity Investments	100	—
PACE Small/Medium Co Value Equity Investments	100	—
PACE Small/Medium Co Growth Equity Investments	70.54
PACE International Equity Investments	—	$651,420
PACE International Emerging Markets Equity Investments	—	1,167,498
PACE Global Real Estate Securities Investments	0.53	—
PACE Alternative Strategies Investments	45.16	—

Also, for the fiscal year ended July 31, 2013, the foreign source income for information reporting purposes for PACE International Equity Investments and PACE International Emerging Markets Equity Investments is $10,887,367 and $7,405,805, respectively.

For the period ended July 31, 2013, certain dividends paid by the Portfolios below may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the period, the amounts below represent the maximum amount that may be considered qualified dividend income.

Portfolio	Maximum amount considered qualified dividend income
PACE Large Co Value Equity Investments	$17,942,761
PACE Large Co Growth Equity Investments	5,822,180
PACE Small/Medium Co Value Equity Investments	2,773,046
PACE Small/Medium Co Growth Equity Investments	3,700,117
PACE International Equity Investments	19,930,984
PACE International Emerging Markets Equity Investments	2,060,116
PACE Global Real Estate Securities Investments	5,215,238
PACE Alternative Strategies Investments	3,532,294

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders should not use the above information to prepare their tax returns. Since each Portfolio's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2013. Such notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in February 2014. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in each of the Portfolios.

PACE Select Advisors Trust

General information (unaudited)

Monthly and quarterly portfolio holdings disclosure

Each Portfolio will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Portfolios upon request by calling 1-800-647 1568.

In addition, PACE Money Market Investments discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS's Web site at the following internet address: www.ubs.com/usmoneymarketfundsholdings. In addition, at this location, you will find a link to more detailed Portfolio information appearing in filings with the SEC on Form N-MFP.

Proxy voting policies, procedures and record

You may obtain a description of each Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how a Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting a Portfolio directly at 1-800-647 1568, online on a Portfolio's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and sub-advisory agreements (unaudited)

May 2013 Board Meeting

Robeco Investment Management, Inc.

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on May 21-22, 2013, the members of the board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered and approved the proposed sub-advisory agreement between UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and Robeco Investment Management, Inc. ("Robeco") (the "Robeco Sub-Advisory Agreement") with respect to PACE Large Co Value Equity Investments (the "Portfolio"). Management discussed with the board its proposal to terminate Westwood Management Corp. ("Westwood") as a sub-advisor to the Portfolio and to reallocate the portion of assets managed by Westwood to Robeco. It was noted that on February 19, 2013, Rabobank Group, which wholly owned Robeco's parent company (Robeco Groep, N.V.), signed an agreement with ORIX Corporation ("ORIX") in which ORIX would acquire approximately 90.01% of the equity in Robeco Groep, N.V. from Rabobank. The transaction (the "Change of Control") was expected to be complete within six months. Management noted that it did not expect the investment team, philosophy or process to change under the new ORIX parent company. In considering the approval of the Robeco Sub-Advisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios and UBS Global AM. The board recognized its familiarity with UBS Global AM and the investment management and sub-advisory agreements for this and the other portfolios of the Trust, including the extensive materials the board had previously reviewed in connection with the annual reconsideration of the contracts for the portfolios. The board also received a memorandum from UBS Global AM discussing UBS Global AM's reasons for recommending Robeco as a sub-advisor to the Portfolio.

In its consideration of the approval of the Robeco Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Robeco Sub-Advisory Agreement—The board's evaluation of the services to be provided by Robeco to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. The board considered management's reasons for recommending Robeco as an additional sub-advisor to the Portfolio, including its belief that Robeco's quality value style with its capital preservation approach, focus on companies with strong fundamentals and preference for stocks with positive business momentum, while similar to Westwood, had the potential to deliver more competitive risk-adjusted returns than Westwood. The board also received materials from Robeco detailing its investment philosophy and met with representatives of Robeco, who discussed with the board that investment philosophy and process and the backgrounds and qualifications of the portfolio management team, as well as the continuity of personnel expected to exist after the Change of Control. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed Robeco Sub-Advisory Agreement.

Sub-Advisory fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS Global AM to Robeco in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by Robeco. The board noted that the proposed contractual sub-advisory fee, with its breakpoints, was more favorable than the sub-advisory fee currently charged by Westwood and would result in a lower overall blended sub-advisory fee for the Portfolio. The board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Robeco Sub-Advisory Agreement.

Fund performance—The board received and considered composite performance information provided by Robeco. The board also noted that, as Robeco would be a new sub-advisor to the Portfolio, the current

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and sub-advisory agreements (unaudited)

performance of the Portfolio was not a significant factor in the consideration of the approval of the Robeco Sub-Advisory Agreement.

Advisor profitability—Profitability of Robeco or its affiliates or UBS Global AM or its affiliates in providing services to the Portfolio was not a significant factor considered by the board, as the sub-advisory fee would be paid by UBS Global AM out of the management fee paid to it by the Portfolio, and not by the Portfolio. As noted above, the board observed that the fees paid by UBS Global AM to Robeco would be lower than the costs currently incurred by the manager. The board indicated that it would consider this difference, among other matters, further when it engaged in its next full annual reconsideration of the management contract with UBS Global AM.

Economies of scale—The board noted that, as the sub-advisory fee for the Portfolio would be paid by UBS Global AM, not by the Portfolio, consideration of economies of scale with respect specifically to the sub-advisory fee was not relevant.

Other benefits to Robeco—The board was informed by management that Robeco's relationship with the Portfolio would be limited to its provision of sub-advisory services to the Portfolio and that therefore management believed that Robeco would not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolio (which would also potentially benefit the Portfolio). The board recognized that Robeco could receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as a sub-advisor to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having a sub-advisor with an established or well-regarded reputation.

In light of all of the foregoing, the board approved the proposed Robeco Sub-Advisory Agreement for the Portfolio, and the approval was intended to cover periods prior to and after Robeco's Change of Control. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Robeco Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

At a subsequent meeting held on July 16-17, 2013, the board re-approved the Robeco Sub-Advisory Agreement. Because Robeco had been serving as sub-advisor to the Portfolio for such a short period of time between the initial approval of the Robeco Sub-Advisory Agreement and the subsequent re-approval (less than two months), the factors considered by and the conclusions of the board were substantially similar to those outlined above.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and sub-advisory agreements (unaudited)

July 2013 Board Meeting—Part I (Explanatory Note: Consideration of certain new arrangements appears immediately below; consideration of other arrangements appears in a separate section, Part II, that then follows.)

Chautauqua Capital Management, LLC

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on July 16-17, 2013, the members of the board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered and approved the proposed sub-advisory agreement between UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and Chautauqua Capital Management, LLC ("Chautauqua") (the "Chautauqua Sub-Advisory Agreement") with respect to PACE International Equity Investments (the "Portfolio"). Management discussed with the board its proposal to terminate Martin Currie Inc. ("Martin Currie") as a sub-advisor to the Portfolio and to reallocate the portion of assets managed by Martin Currie to Chautauqua. In considering the approval of the Chautauqua Sub-Advisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios and UBS Global AM. The board recognized its familiarity with UBS Global AM and the investment management and sub-advisory arrangements for this and the other portfolios of the Trust, including the extensive materials the board was receiving in connection with the annual reconsideration of the contracts for all of the portfolios at the same July 2013 meeting. The board also received a memorandum from UBS Global AM discussing UBS Global AM's reasons for recommending Chautauqua as a sub-advisor to the Portfolio.

In its consideration of the approval of the Chautauqua Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Chautauqua Sub-Advisory Agreement—The board's evaluation of the services to be provided by Chautauqua to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. The board considered management's reasons for recommending Chautauqua as an additional sub-advisor to the Portfolio, including its belief that Chautauqua's higher beta growth style is expected to be a good complement to the investment philosophies of the current sub-advisors to the Portfolio (excluding Martin Currie). The board also received materials from Chautauqua detailing its investment philosophy and met with representatives of Chautauqua, who discussed with the board their investment philosophies and process and the backgrounds and qualifications of the portfolio management team. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed Chautauqua Sub-Advisory Agreement.

Sub-Advisory fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS Global AM to Chautauqua in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by Chautauqua. The board noted that the proposed contractual sub-advisory fee, with its breakpoints, was more favorable than the sub-advisory fee currently charged by Martin Currie and would result in a lower overall blended sub-advisory fee to be paid by UBS Global AM for the Portfolio. Management proposed that the savings resulting from the lower overall blended sub-advisory fee be passed through to shareholders. The board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Chautauqua Sub-Advisory Agreement.

Fund performance—The board received and considered composite performance information provided by Chautauqua. The board also noted that, as Chautauqua would be a new sub-advisor to the Portfolio, the current performance of the Portfolio was not a significant factor in the consideration of the approval of the Chautauqua Sub-Advisory Agreement.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and sub-advisory agreements (unaudited)

Advisor profitability—Profitability of Chautauqua or its affiliates or UBS Global AM or its affiliates in providing services to the Portfolio was not a significant factor considered by the board, as the sub-advisory fee would be paid by UBS Global AM out of the management fee paid to it by the Portfolio, and not by the Portfolio.

Economies of scale—The board noted that, as the sub-advisory fee for the Portfolio would be paid by UBS Global AM, not by the Portfolio, consideration of economies of scale with respect specifically to the sub-advisory fee was not relevant.

Other benefits to Chautauqua—The board was informed by management that Chautauqua's relationship with the Portfolio would be limited to its provision of sub-advisory services to the Portfolio and that therefore management believed that Chautauqua would not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolio (which would also potentially benefit the Portfolio). The board recognized that Chautauqua could receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as a sub-advisor to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having a sub-advisor with an established or well-regarded reputation.

In light of all of the foregoing, the board approved the proposed Chautauqua Sub-Advisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Chautauqua Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

Los Angeles Capital Management and Equity Research, Inc.

Background—At the same meeting, the members of the board, including the Independent Trustees, considered and approved the proposed separate sub-advisory agreements between UBS Global AM and Los Angeles Capital Management and Equity Research, Inc. ("LA Capital") (each an "LA Capital Sub-Advisory Agreement") with respect to PACE Large Co Value Equity Investments and PACE International Equity Investments, respectively (each a "Portfolio" and together the "Portfolios"). Management discussed with the board its proposals: (1) to reduce the allocation to Institutional Capital LLC ("ICAP") and Pzena Investment Management, LLC ("Pzena") and reallocate this portion of assets managed by ICAP and Pzena to LA Capital for PACE Large Co Value Equity Investments and (2) to terminate J.P. Morgan Investment Management Inc.'s ("J.P. Morgan") Research Enhanced Indexed strategy sub-advised sleeve, reduce J.P. Morgan's EAFE Opportunities strategy sub-advised sleeve and reallocate these portions of assets managed by J.P. Morgan to LA Capital for PACE International Equity Investments. In considering the approval of the LA Capital Sub-Advisory Agreements, the board was able to draw on its knowledge of the Trust, its portfolios and UBS Global AM. The board recognized its familiarity with UBS Global AM and the investment management and sub-advisory arrangements for this and the other portfolios of the Trust, including the extensive materials the board was receiving in connection with the annual reconsideration of the contracts for all of the portfolios at the same July 2013 meeting. The board also received memoranda from UBS Global AM discussing UBS Global AM's reasons for recommending LA Capital as a sub-advisor to the Portfolios.

In its consideration of the approvals of the LA Capital Sub-Advisory Agreements, the board considered the following factors:

Nature, extent and quality of the services under the LA Capital Sub-Advisory Agreements—The board's evaluation of the services to be provided by LA Capital to the Portfolios took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and sub-advisory agreements (unaudited)

portfolios. The board considered management's reasons for recommending LA Capital as an additional sub-advisor to each Portfolio, including its belief that LA Capital's dynamic, quantitative factor-based approach to investing represents a unique and additional alpha source and is expected to improve the risk-adjusted returns of each Portfolio. The board also received materials from LA Capital detailing its investment philosophy and met with representatives of LA Capital at its May 2013 board meeting, who discussed with the board their investment philosophies and process and the backgrounds and qualifications of the portfolio management team. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to each Portfolio under the proposed LA Capital Sub-Advisory Agreement.

Sub-Advisory fees—The board reviewed and considered the proposed contractual sub-advisory fees to be payable by UBS Global AM to LA Capital for each of the two Portfolios in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by LA Capital. The board noted that the proposed contractual sub-advisory fee to be paid by UBS Global AM for each Portfolio was in line with the sub-advisory fees paid by UBS Global AM to the Portfolio's current sub-advisors. Management proposed that any savings resulting from the overall blended sub-advisory fee be shared, in part, with shareholders. The board determined that the proposed sub-advisory fee for each Portfolio was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the LA Capital Sub-Advisory Agreement.

Fund performance—The board received and considered composite performance information provided by LA Capital. The board also noted that, as LA Capital would be a new sub-advisor to each Portfolio, the current performance of each Portfolio was not a significant factor in the consideration of the approval of the LA Capital Sub-Advisory Agreements.

Advisor profitability—Profitability of LA Capital or its affiliates or UBS Global AM or its affiliates in providing services to each Portfolio was not a significant factor considered by the board, as the sub-advisory fee would be paid by UBS Global AM out of the management fee paid to it by each Portfolio, and not by the Portfolio.

Economies of scale—The board noted that, as the sub-advisory fee for each Portfolio would be paid by UBS Global AM, not by the Portfolio, consideration of economies of scale with respect specifically to the sub-advisory fee was not relevant.

Other benefits to LA Capital—The board was informed by management that LA Capital's relationship with the Portfolios would be limited to its provision of sub-advisory services to the Portfolios and that therefore management believed that LA Capital would not receive tangible ancillary benefits as a result of its relationship with the Portfolios, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolios (which would also potentially benefit the Portfolios). The board recognized that LA Capital could receive intangible benefits from its association with the Portfolios, such as increased name recognition or publicity from being selected as a sub-advisor to the Portfolios after an extensive review process. Similarly, the Portfolios could benefit from having a sub-advisor with an established or well-regarded reputation.

In light of all of the foregoing, the board approved the proposed LA Capital Sub-Advisory Agreement for each Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the LA Capital Sub-Advisory Agreements. The Independent Trustees were advised by separate independent legal counsel throughout the process.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and sub-advisory agreements (unaudited)

Mondrian Investment Partners Limited

Background—At the same meeting, the members of the board, including the Independent Trustees, considered and approved the proposed sub-advisory agreement between UBS Global AM and Mondrian Investment Partners Limited ("Mondrian") (the "Mondrian Sub-Advisory Agreement") with respect to PACE International Equity Investments (the "Portfolio"). The board was asked to approve the Mondrian Sub-Advisory Agreement as Mondrian had agreed to a reduced sub-advisory fee schedule. (It was proposed that the then-effective sub-advisory agreement with Mondrian be replaced by a newer, substantially similar agreement, but with a lower fee schedule.)

In its consideration of the approval of the Mondrian Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Mondrian Sub-Advisory Agreement—The board's evaluation of the services currently provided and expected to be provided by Mondrian to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. The board noted that Mondrian had served as a sub-advisor to the Portfolio since April 2004 and that no terms of the then-current sub-advisory agreement between Mondrian and UBS Global AM, other than the reduction in the sub-advisory fee, and no changes from the services provided by Mondrian to the Portfolio, were being proposed. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed Mondrian Sub-Advisory Agreement.

Sub-Advisory fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS Global AM to Mondrian in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by Mondrian. The board considered that the compensation to be paid to Mondrian would be paid by UBS Global AM, not the Portfolio. Management proposed that the savings resulting from the fee reduction be passed through to shareholders. The board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Mondrian Sub-Advisory Agreement.

Other factors—Portfolio performance, profitability, economies of scale and other benefits to Mondrian were not factors specifically considered by the board in its approval of the Mondrian Sub-Advisory Agreement (although the board reviewed Portfolio performance generally, as it does at each regular board meeting), as no changes to the then-current sub-advisory agreement for Mondrian, other than the reduced sub-advisory fee schedule, were being proposed.

In light of all of the foregoing, the board approved the proposed Mondrian Sub-Advisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Mondrian Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

Standish Mellon Asset Management Company LLC

Background—At the same meeting, the members of the board, including the Independent Trustees, considered and approved the proposed sub-advisory agreement between UBS Global AM and Standish Mellon Asset Management Company LLC ("Standish Mellon") (the "Standish Mellon Sub-Advisory Agreement") with respect to PACE Municipal Fixed Income Investments (the "Portfolio"). The board was asked to approve the Standish Mellon Sub-Advisory Agreement as Standish Mellon had agreed to a reduced sub-advisory fee schedule. (It was proposed

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and sub-advisory agreements (unaudited)

that the then-effective sub-advisory agreement with Standish Mellon be replaced by a newer, substantially similar agreement, but with a lower fee schedule.)

In its consideration of the approval of the Standish Mellon Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Standish Mellon Sub-Advisory Agreement—The board's evaluation of the services currently provided and expected to be provided by Standish Mellon to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. The board noted that Standish Mellon had served as a sub-advisor to the Portfolio since June 2000 and that no terms of the then-current sub-advisory agreement between Standish Mellon and UBS Global AM, other than the reduction in the sub-advisory fee, and no changes from the services provided by Standish Mellon to the Portfolio, were being proposed. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed Standish Mellon Sub-Advisory Agreement.

Sub-Advisory fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS Global AM to Standish Mellon in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by Standish Mellon. The board considered that the compensation to be paid to Standish Mellon would be paid by UBS Global AM, not the Portfolio. Management proposed that the savings resulting from the fee reduction be passed through to shareholders. The board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Standish Mellon Sub-Advisory Agreement.

Other factors—Portfolio performance, profitability, economies of scale and other benefits to Standish Mellon were not factors specifically considered by the board in its approval of the Standish Mellon Sub-Advisory Agreement (although the board reviewed Portfolio performance generally, as it does at each regular board meeting), as no changes to the then-current sub-advisory agreement for Standish Mellon, other than the reduced sub-advisory fee schedule, were being proposed.

In light of all of the foregoing, the board approved the proposed Standish Mellon Sub-Advisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Standish Mellon Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

MacKay Shields LLC

Background—At the same meeting, the members of the board, including the Independent Trustees, considered and approved the proposed sub-advisory agreement between UBS Global AM and MacKay Shields LLC ("MacKay") (the "MacKay Sub-Advisory Agreement") with respect to PACE High Yield Investments (the "Portfolio"). The board was asked to approve the MacKay Sub-Advisory Agreement as MacKay had agreed to a reduced sub-advisory fee schedule. (It was proposed that the then-effective sub-advisory agreement with MacKay be replaced by a newer, substantially similar agreement, but with a lower fee schedule.)

In its consideration of the approval of the MacKay Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the MacKay Sub-Advisory Agreement—The board's evaluation of the services currently provided and expected to be provided by MacKay to the Portfolio took into

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and sub-advisory agreements (unaudited)

account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. The board noted that MacKay had served as a sub-advisor to the Portfolio since April 2006 and that no terms of the then-current sub-advisory agreement between MacKay and UBS Global AM, other than the reduction in the sub-advisory fee, and no changes from the services provided by MacKay to the Portfolio, were being proposed. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed MacKay Sub-Advisory Agreement.

Sub-Advisory fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS Global AM to MacKay in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by MacKay. The board considered that the compensation to be paid to MacKay would be paid by UBS Global AM, not the Portfolio. Management proposed that the savings resulting from the fee reduction be passed through to shareholders. The board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the MacKay Sub-Advisory Agreement.

Other factors—Portfolio performance, profitability, economies of scale and other benefits to MacKay were not factors specifically considered by the board in its approval of the MacKay Sub-Advisory Agreement (although the board reviewed Portfolio performance generally, as it does at each regular board meeting), as no changes to the then-current sub-advisory agreement for MacKay, other than the reduced sub-advisory fee schedule, were being proposed.

In light of all of the foregoing, the board approved the proposed MacKay Sub-Advisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the MacKay Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

Analytic Investors, LLC

Background—At the same meeting, the members of the board, including the Independent Trustees, considered and approved the proposed sub-advisory agreement between UBS Global AM and Analytic Investors, LLC ("Analytic") (the "Analytic Sub-Advisory Agreement") with respect to PACE Alternative Strategies Investments (the "Portfolio"). The board was asked to approve the Analytic Sub-Advisory Agreement as Analytic had agreed to a reduced sub-advisory fee schedule. (It was proposed that the then-effective sub-advisory agreement with Analytic be replaced by a newer, substantially similar agreement, but with a lower fee schedule.)

In its consideration of the approval of the Analytic Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Analytic Sub-Advisory Agreement—The board's evaluation of the services currently provided and expected to be provided by Analytic to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. The board noted that Analytic had served as a sub-advisor to the Portfolio since April 2006 and that no terms of the then-current sub-advisory agreement between Analytic and UBS Global AM, other than the reduction in the sub-advisory fee, and no changes from the services provided by Analytic to the Portfolio, were being proposed. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed Analytic Sub-Advisory Agreement.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and sub-advisory agreements (unaudited)

Sub-Advisory fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS Global AM to Analytic in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by Analytic. The board considered that the compensation to be paid to Analytic would be paid by UBS Global AM, not the Portfolio. Management proposed that the savings resulting from the fee reduction be passed through to shareholders. The board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Analytic Sub-Advisory Agreement.

Other factors—Portfolio performance, profitability, economies of scale and other benefits to Analytic were not factors specifically considered by the board in its approval of the Analytic Sub-Advisory Agreement (although the board reviewed Portfolio performance generally, as it does at each regular board meeting), as no changes to the then-current sub-advisory agreement for Analytic, other than the reduced sub-advisory fee schedule, were being proposed.

In light of all of the foregoing, the board approved the proposed Analytic Sub-Advisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Analytic Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and sub-advisory agreements (unaudited)

July 2013 Board Meeting—Part II (Explanatory note: Consideration of certain new arrangements at the July 2013 Board meeting appears in the immediately preceding section; consideration of other arrangements appears below.)

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on July 16-17, 2013, the members of the board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees"), as defined in the Investment Company Act of 1940, as amended, considered and approved the continuance of the investment management and administration agreement (the "Investment Management and Administration Agreement") between UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and the Trust, on behalf of each series of the Trust (each a "Portfolio" and together the "Portfolios") and, for those Portfolios with sub-advisors, the sub-advisory agreements that were proposed for renewal for the Portfolios. (Throughout this discussion, each sub-advisor to a Portfolio is referred to as a "Sub-Advisor" and each sub-advisory agreement is referred to as a "Sub-Advisory Agreement.") In preparing for the meeting, the board members had requested and received extensive information from UBS Global AM to assist them, including information about the Portfolios' Sub-Advisors, as well as the management, sub-advisory, administrative and distribution arrangements for the Portfolios. Independent Trustees discussed the materials initially provided by management among themselves on several occasions prior to the scheduled board meeting, and independent legal counsel participated in several such discussions. The Independent Trustees also met in executive session with their independent legal counsel to review the presentation that had been made to them at the meeting. The Independent Trustees also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of management, sub-advisory, administration and distribution agreements.

In its consideration of the approval of the Investment Management and Administration Agreement and the Sub-Advisory Agreements, the board considered the following factors:

Nature, extent and quality of the services under the Investment Management and Administration Agreement and the Sub-Advisory Agreements—The board received and considered information regarding the nature, extent and quality of management services provided to the Portfolios by UBS Global AM and, for those Portfolios with sub-advisor(s), sub-advisory services provided by the particular Sub-Advisor during the past year. The board also considered the nature, extent and quality of administrative, distribution, and shareholder services performed by UBS Global AM and its affiliates for the Portfolios and the resources devoted to, and the record of compliance with, each Portfolio's compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS Global AM concerning the management of each Portfolio's affairs and UBS Global AM's role in coordinating providers of other services to the Portfolios. The board noted the complexity of this process for the Portfolios, given their broad range of investment strategies. The board noted that UBS Global AM provided extensive oversight of the Sub-Advisors for the Portfolios and reported to the board at each regular meeting on the Sub-Advisors' performance and made recommendations with respect to Sub-Advisor changes from time to time based on the performance of the Sub-Advisors and other relevant factors. The board's evaluation of the services provided by UBS Global AM and the Sub-Advisors took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM's investment management and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Portfolios' expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the senior personnel at UBS Global AM responsible for the Portfolios and had previously met with and received information regarding the

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and sub-advisory agreements (unaudited)

person, persons or portfolio management team primarily responsible for the day-to-day portfolio management of each Portfolio and recognized that the Portfolios' senior personnel at UBS Global AM report to the board regularly and that at each regular meeting the board receives a detailed report on each Portfolio's performance and receives more extensive information periodically from each Sub-Advisor. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It was also noted that UBS Global AM had approximately $159 billion in assets under management as of March 31, 2013 and was part of the UBS Global Asset Management Division, which had approximately $632 billion in assets under management worldwide as of March 31, 2013. The board was also cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS AG, UBS Global AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Portfolios under the Investment Management and Administration Agreement as well as under the Sub-Advisory Agreements that were proposed for continuance. It was noted that the board had also been asked to consider the appointment of new sub-advisors for certain portfolios and the termination of some current sub-advisers (discussed elsewhere herein). Management asked the board to consider the continuance of the agreements for the sub-advisors being terminated only through shortened periods to facilitate the transition to newer arrangements, but not for another complete annual renewal cycle.

Management and sub-advisory fees and expense ratios—For each Portfolio, the board reviewed and considered the contractual management fee (the "Contractual Management Fee") payable by the Portfolio to UBS Global AM in light of the nature, extent and quality of the advisory and administrative services provided by UBS Global AM. The board also reviewed and considered the fee waiver and/or expense reimbursement arrangements for the Portfolio (if any) and considered the actual fee rate (after taking any waivers and reimbursements into account) (the "Actual Management Fee"). The board considered whether UBS Global AM had entered into one or more fee waiver and/or expense reimbursement agreements with respect to a Portfolio under which UBS Global AM was contractually obligated to waive its management fees and/or reimburse the Portfolio so that the total ordinary operating expenses of certain or all classes of a given Portfolio through November 30, 2013 (excluding dividend expense, borrowing costs, interest expense relating to short sales, expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed specified limits for each class (or, with respect to certain Portfolios, an agreement to waive a portion of its management fee). The board also considered that each Portfolio with such a fee waiver/reimbursement agreement had agreed to repay UBS Global AM for those waived fees and/or reimbursed expenses if the Portfolio can do so over the following three fiscal years without causing its expenses in any of those years to exceed the expense caps. Moreover, the board considered that, in addition to continuing to waive fees as in past years, UBS Global AM also offered specific new waivers or expense caps for certain Portfolios as discussed below. Additionally, the board received and considered information comparing each Portfolio's Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper, an independent provider of investment company data (the "Expense Group"), and, when appropriate, the board also received from UBS Global AM comparative data on a supplemental expense group of sub-advised peers (which may include certain of the sub-advised peers contained within the primary Expense Group) (the "Supplemental Expense Group"). A discussion of the board's considerations with respect to each Portfolio's fees is set forth below.

In connection with its consideration of each Portfolio's management fees, the board also received information on UBS Global AM's standard institutional account fees for accounts of a similar investment type to each of the Portfolios. The board noted management's explanation that comparisons with such accounts may be of limited

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Board approvals of investment management and administration agreement and sub-advisory agreements (unaudited)

relevance given the different structures and regulatory requirements of mutual funds versus such accounts and the differences in the levels of services required by mutual funds and such accounts. The board also received information on fees charged to other mutual funds managed by UBS Global AM. The board observed that it had received certain information regarding fees, profitability, compensation from other similar funds, and economies of scale from certain Sub-Advisors as part of the summary of each Sub-Advisor's responses to requests for due diligence materials in connection with the board's annual reconsideration of the Sub-Advisory Agreements; however, the board also observed that the compensation paid to a Sub-Advisor is paid by UBS Global AM, not by the particular Portfolio and, accordingly, that the retention of a Sub-Advisor generally does not increase the fees otherwise incurred by a Portfolio's shareholders (unless a management fee waiver level was affected by a sub-advisory fee increase or a reallocation of assets).

Portfolio performance—For each Portfolio, the board received and considered (a) annualized total return information of the Portfolio compared to other funds (the "Performance Universe") selected by Lipper over the one-, three-, five-, ten-year (or shorter for newer Portfolios) and since inception periods ended April 30, 2013, and (b) annualized performance information for each year in the ten-year (or shorter) period ended April 30, 2013. The board was provided with a description of the methodology Lipper used to determine the similarity of a Portfolio with the funds included in its Performance Universe and had separately met with senior representatives of Lipper to discuss how such reports were prepared and related matters. The board also received updated supplemental data showing each Portfolio's performance through June 30, 2013. The board also considered UBS Global AM's statement that while management believed that the Lipper peer groups were useful in evaluating Portfolio expenses relative to peers, they were less useful in evaluating performance, as in many cases they were broad-based and consisted of funds that did not necessarily have similar investment parameters to the applicable Portfolio. The board also noted that it had received information throughout the year at periodic intervals with respect to each Portfolio's performance, in most cases with respect to certain benchmark indices, including with respect to each Sub-Advisor's performance. Further discussion of the board's considerations with respect to each Portfolio's performance is set forth below.

Advisor profitability—The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to each Portfolio. The board also received profitability information with respect to the UBS New York fund complex as a whole. UBS Global AM's profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Portfolios. To the extent provided by a Sub-Advisor, the board also reviewed information with respect to the Sub-Advisor's profitability in providing services to a Portfolio. The board did not consider such Sub-Advisor profitability information highly relevant as the sub-advisory fees are paid by UBS Global AM, not by the relevant Portfolio.

Economies of scale—The board received and considered information from management regarding whether UBS Global AM realized economies of scale as the Portfolios' assets grew, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Portfolios. The board considered whether economies of scale in the provision of services to the Portfolios were being passed along to the shareholders. The board noted that each Portfolio's Contractual Management Fee contained breakpoints, with the exception of PACE Money Markets Investments. The board also noted that as of April 30, 2013, with the exception of PACE Small/Medium Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE High Yield Investments, for those Portfolios having breakpoints, each Portfolio's asset level exceeded at least its first breakpoint. Accordingly, the board determined that actual economies of scale existed for those Portfolios whose assets had reached the first breakpoint level and potential economies of scale existed for those Portfolios whose assets had not yet reached their first breakpoint level. The board also noted that to the extent a Portfolio's assets have increased over time, it has realized other economies of scale as certain expenses, such as fees for Trustees, auditor and legal fees and printing and postage,

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Board approvals of investment management and administration agreement and sub-advisory agreements (unaudited)

become a smaller percentage of overall assets. The board also took note of the relationship between any breakpoints in a sub-advisory fee and the breakpoints in fees paid by the Portfolios to UBS Global AM.

In light of UBS Global AM's profitability data, the Actual Management Fee, the Contractual Management Fee and the breakpoints currently in place for the Portfolios, the board believed that UBS Global AM's sharing of potential and current economies of scale with the Portfolios was acceptable.

Other benefits to UBS Global AM and the Sub-Advisors—The board was informed by management that the Sub-Advisors' relationships with the sub-advised Portfolios were limited to their provision of sub-advisory services to these Portfolios, and that therefore, management believed that the Sub-Advisors and their affiliates did not receive tangible ancillary benefits as a result of the Sub-Advisors' relationships with the sub-advised Portfolios, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the equity Portfolios (which would also potentially benefit such Portfolios) and possible limited benefits to certain affiliates of a Sub-Advisor, such as broker-dealers (e.g., an affiliate's execution of portfolio transactions subject to detailed restrictions in SEC rules and board oversight procedures). The board recognized that certain Sub-Advisors could receive intangible benefits from their association with the Trust, such as increased name recognition or publicity from being selected as Sub-Advisors to the Trust after an extensive review process. Similarly, a Portfolio could benefit from having a Sub-Advisor with an established or well-regarded reputation. In light of the costs of providing investment management, administrative and other services to the Portfolios and UBS Global AM's ongoing commitment to the Portfolios, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In the discussions that follow, reference is made to "quintile" placement in Lipper expense group and performance universe categories. With respect to expenses, the first quintile represents that 20% of the funds in the Expense Group with the lowest fees or expenses, as applicable, and the fifth quintile represents that 20% of the funds in the Expense Group with the highest fees or expenses, as applicable. With respect to performance, the first quintile represents that 20% of the funds in the Performance Universe with the best relative performance, and the fifth quintile represents that 20% of the funds in the Performance Universe with the worst relative performance. Lipper quintile placement information is calculated on a share class basis. References to quintile placement appearing below relate to Class A shares, and the board had information relevant to other share classes (e.g., Class P shares) during its considerations.

PACE Large Co Growth Equity Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreements with each of Delaware Management Company, J.P. Morgan Investment Management Inc. and Roxbury Capital Management LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the second quintile for the one-year period, in the third quintile for the three-, five- and ten-year periods and in the fourth quintile since inception. Management noted that the Portfolio's performance was above the median for the one-year period and that the Portfolio has shown consistent long-term performance in the third quintile over the three-, five- and ten-year periods.

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee and Actual Management Fee were in the fourth quintile and its total expenses were in the third quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Management noted that the Portfolio's total expenses were one basis point (i.e., 0.01%) above the median. Management also noted that, compared to the Supplemental Expense Group, consisting of ten other sub-advised

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and sub-advisory agreements (unaudited)

funds, the Portfolio's Actual Management Fee and total expenses were both below the median and, thus, in line with its peers.

PACE Large Co Value Equity Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreements with each of Institutional Capital LLC, Pzena Investment Management, LLC and Robeco Investment Management, Inc. ("Robeco"), the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the third quintile for the one-, three-, five- and ten-year periods and since inception. Management noted that the Portfolio's performance was above the median for the five- and ten-year periods and since inception.

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were in the fourth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Management noted that, compared to the Supplemental Expense Group, consisting of ten other sub-advised funds, the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were generally in line with the respective medians. Management further noted that, as previously discussed with the board, changes to the Sub-Advisor allocations and Sub-Advisor line-up were proposed to take place in two phases, each of which was expected to result in a Sub-Advisory fee savings to UBS Global AM, which UBS Global AM would share with the Portfolio's shareholders. Management explained that these savings had not yet been fully reflected in the Lipper materials. The board also referenced the factors it considered and conclusions it reached at its May 2013 meeting with respect to its initial approval of Robeco, which it reaffirmed.

PACE Small/Medium Co Growth Equity Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreements with each of Copper Rock Capital Partners, LLC, Palisade Capital Management, L.L.C. and Riverbridge Partners, LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the fourth quintile for the one- and ten-year periods and since inception and in the third quintile for the three- and five-year periods. Management explained that the Portfolio had been particularly impacted over the first four months of 2013 due to the underperformance of all three of its Sub-Advisors, despite all three Sub-Advisors having very different investment styles. Management further explained that the common denominator to underperformance across all three Sub-Advisors had been poor stock selection in certain sectors, even though those sectors performed well in the index.

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee and Actual Management Fee were in the third quintile and its total expenses were in the first quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Management noted that the Portfolio's Contractual Management Fee and Actual Management Fee were both below the respective medians.

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Board approvals of investment management and administration agreement and sub-advisory agreements (unaudited)

PACE Small/Medium Co Value Equity Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreements with each of Kayne Anderson Rudnick Investment Management, LLC, Metropolitan West Capital Management, LLC and Systematic Financial Management, L.P., the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the second quintile for the one-year period, in the fourth quintile for the three-year period, in the third quintile for the five-year period and since inception and in the fifth quintile for the ten-year period. Management noted that the Portfolio had strong relative performance during the one-year period, outperforming the benchmark and its Lipper peer group median.

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee and Actual Management Fee were in the second quintile and its total expenses were in the first quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report.

PACE International Equity Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreements with each of Martin Currie Inc. ("Martin Currie"), Mondrian Investment Partners Limited ("Mondrian") and J.P. Morgan Investment Management Inc. ("JP Morgan"), the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the third quintile for the one- and three-year periods, in the fifth quintile for the five-year period and in the fourth quintile for the ten-year period and since inception. Management noted the Portfolio's improved performance for the one- and three-year periods.

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee and total expenses were in the fourth quintile and its Actual Management Fee was in the fifth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Management noted that, compared to the Supplemental Expense Group, consisting of five other sub-advised funds, the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were slightly above the respective medians. Management also noted that UBS Global AM had recently negotiated a new Sub-Advisory fee schedule with Mondrian resulting in savings to the Portfolio (see separate discussion regarding the July 2013 board approval of the new Mondrian Sub-Advisory Agreement elsewhere herein), which would be passed through entirely to the Portfolio's shareholders. Management explained that these new savings were not reflected in the Lipper materials. It was noted that the approval with respect to Martin Currie was of limited duration to facilitate the transition involving Chautauqua Capital Management, LLC ("Chautauqua"), a new Sub-Advisor to the Portfolio (see the discussion regarding the appointment of Chautauqua and termination of Martin Currie elsewhere herein). It was also noted that the approval with respect to JP Morgan's International Research Enhanced Equity Index Strategy ("JP Morgan-REI") segment was of limited duration to facilitate the transition involving Los Angeles Capital Management and Equity Research, Inc. ("LA Capital"), a new Sub-Advisor to the Portfolio (see the discussion regarding the appointment of LA Capital and termination of JP Morgan-REI elsewhere herein). (The approval with respect to J.P. Morgan's other segment of the Portfolio, namely the Europe, Australasia, and Far East Opportunities Strategy segment, was not so limited.)

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and sub-advisory agreements (unaudited)

PACE International Emerging Markets Equity Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreements with each of Lee Munder Capital Group, LLC, Mondrian Investment Partners Limited and William Blair & Company L.L.C., the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the second quintile for the one- and three-year periods, in the third quintile for the five- and ten-year periods and in the fifth quintile since inception. Management noted the Portfolio's strong relative performance during the one-year period, outperforming the Lipper peer group median by 3.65%.

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee was in the second quintile, its Actual Management Fee was in the third quintile and its total expenses were in the fourth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Management noted that the Portfolio's Contractual Management Fee and Actual Management Fee were both below the respective median, and that its total expenses were above the median mostly due to higher custodian fees and other non-management expenses versus the median. Management noted that the major component of custody fees for an emerging markets fund was sub-custody fees, namely costs related to holding Portfolio assets in different emerging markets as part of investing in a given developing country—which may vary significantly based on the specific country. Management stated that the higher custodial costs were related to the Portfolio's superior performance for the one- and three-year periods. Management further noted that, at the September 2012 board meeting, the board approved changes to the Sub-Advisor allocations and Sub-Advisor line-up of this Portfolio which were expected to result in a Sub-Advisory fee savings to UBS Global AM, which UBS Global AM agreed to share with the Portfolio's shareholders. Management explained that these savings have not yet been fully reflected in the Lipper materials. Management also proposed to lower the expense cap for each share class of the Portfolio by 20 basis points (0.20%).

PACE Alternative Strategies Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreements with each of Analytic Investors, LLC, First Quadrant L.P. ("First Quadrant") and Standard Life Investments (Corporate Funds) Limited, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the first quintile for the one-year period, in the third quintile for the three-year period and since inception and in the fourth quintile for the five-year period. Management noted the Portfolio's strong relative performance for the one-year period, significantly outperforming the Lipper peer group median and continuing an improving trend from prior periods.

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee and Actual Management Fee were in the fifth quintile (with the Portfolio's Actual Management Fee being the highest in the Portfolio's Expense Group of eleven funds) and its total expenses were in the fourth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Management noted that the Portfolio's Lipper category, Absolute Return, encompasses a wide range of underlying strategies, with ongoing and continuous evolution and development as more managers have offered different versions of "liquid alternatives" over the last few years. Management noted that the changing composition of this universe led the median expense ratio for this group to decline by 34 basis points (i.e., 0.34%) from 2013 to 2012. Management stated that certain funds in the peer group were fixed income oriented, for which expense ratios tend to be substantially lower than those of a pure "liquid alternative" fund like the

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and sub-advisory agreements (unaudited)

Portfolio. Management noted that, excluding fixed income oriented funds from the Supplemental Expense Group, consisting of seven other sub-advised funds, the median total expense ratio for the peer group would become 1.87%, much closer to that of the Portfolio.

Management noted that, at the September 2012 board meeting, UBS Global AM agreed to reduce the expense caps of this Portfolio for each share class by 5 basis points (i.e., 0.05%), effective the end of November 2012, and that, consequently, the total expense ratio reflected in the Lipper materials reflected a blended rate of the former expense caps and the current expense caps. Management noted that for Class A shares, the expense cap prior to the end of November 2012, was 1.95% and since November 28, 2012, was 1.88%. Management stated that, based on the new cap of 1.88% compared to the adjusted peer group, excluding fixed income oriented funds, the Portfolio's total expenses would appear to be median.

Management further noted that it had successfully negotiated a fee reduction with Analytic Investors, LLC ("Analytic") and that savings from the lower sub-advisory fee would pass through 100% to the shareholders via a fee waiver arrangement, which would further lower the pro-forma expense ratio for the Portfolio (see the discussion regarding the approval of the new Analytic Sub-Advisory agreement elsewhere herein).

In light of management's explanation, the board determined that the management fee and the sub-advisory fees were satisfactory. Nonetheless, the board determined that it would continue to closely monitor the Portfolio's expenses over the next year. (The approvals with respect to First Quadrant covered two separate Sub-Advisory Agreements related to two separate strategies implemented with respect to two distinct segments of the Portfolio.)

PACE Global Real Estate Securities Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreement with each of Brookfield Investment Management Inc. and CBRE Clarion Securities, LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the third quintile for the one- and three-year periods and in the fifth quintile for the five-year period and since inception.

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee was in the second quintile, its Actual Management Fee was in the first quintile and its total expenses were in the fourth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Management noted that the Portfolio's total expenses were slightly above the median in the Portfolio's Expense Group. Management explained that the Portfolio's other non-management expenses were higher than those of some peers due to certain fixed costs, such as the large number of smaller shareholder accounts. Management further noted that, compared to the Supplemental Expense Group, consisting of five other sub-advised funds, the Portfolio's Contractual Management Fee and Actual Management Fee were well below the median, and the Portfolio's total expenses were essentially in line with the median.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and sub-advisory agreements (unaudited)

PACE Government Securities Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreement with Pacific Investment Management Company LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the fifth quintile for the one-year period, in the fourth quintile for the three-year period, in the third quintile for the five-year period and in the second quintile for the ten-year period and since inception. Management stated that the Portfolio's recent performance is largely due to the Sub-Advisor's more defensive positioning (i.e., underweight "Fed coupons" and very modest exposure to more credit-sensitive products) in a market that has been artificially supported by the US Federal Reserve's quantitative-easing bond-buying efforts. Management further stated that the defensive positioning of the Portfolio is reflected in the more favorable risk-adjusted performance, placing the Portfolio close to the median for the three- and five-year periods.

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were in the fifth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report (with the Portfolio's Contractual Management Fee and total expenses being the highest in the Portfolio's Expense Group of seven funds). Management noted that, at the September 2012 board meeting, UBS Global AM had agreed to reduce the expense caps of this Portfolio for each share class by 5 basis points (i.e., 0.05%) effective the end of November 2012, and that, consequently, the total expense ratio reflected in the Lipper materials reflects a blended rate of the former expense caps and the current expense caps. Management further noted that for Class A shares, the expense cap prior to the end of November 2012 was 1.02% and since November 28, 2012 was 0.97%. On this basis, the Class A shares of the Portfolio, at 0.97% waiver-adjusted, was 5 basis points (i.e., 0.05%) above the median expense ratio. Management recognized that the sub-advised universe of two other funds would not allow for a particularly meaningful comparison given its small size. Noting the wide dispersion between the low and high of 35 basis points (i.e., 0.35%) in total expenses, management stated that it believes the primary drivers are related to the differing risk profiles of the various funds. Management further stated that, since this is a relatively small peer group, this waiver has a disproportionate impact on the calculated median. Management noted that the sector allocations for the two lowest-priced funds had much less exposure to credit sensitive products and that, while the Portfolio would still be at the high end based on a small sample size of the other funds, the Portfolio would be among a close cluster of funds that are all priced within 10 basis points (i.e., 0.10%). In light of the Portfolio's long-term performance versus its peers and management's explanation, the board determined that the management fee and the sub-advisory fees were satisfactory. Nonetheless, the board determined that it would continue to closely monitor the Portfolio's expenses over the next year.

PACE High Yield Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreement with MacKay Shields LLC ("MacKay Shields"), the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio was in the second quintile for the one-year period, in the fourth quintile for the three-year period and in the first quintile for the five-year period and since inception. Management noted that the fourth quintile ranking for the three-year period was within its investment expectations given the Sub-Advisor's investment philosophy of "winning by not losing." Management explained that, in a strong "risk-on" market that witnessed a large compression of credit spreads, the Sub-Advisor was not expected to keep up, even though its "risk-aware" process continued to enable the

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and sub-advisory agreements (unaudited)

Portfolio to participate on the up-side while protecting on the down-side, generating respectable long-term five-year and since inception performance.

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee and Actual Management Fee were in the fifth quintile and its total expenses were in the fourth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Management noted that the Portfolio's global strategy warrants a higher expense ratio relative to its U.S.-centric peers, as exposure to non-USD issues is associated with added transaction costs due to lower liquidity, research costs associated with analyzing and monitoring opportunities in more obscure issuers, and additional management complexity related to the implementation of currency hedging. Management noted, however, that it believes that the additional diversification and the potential return benefits of global investing for the Portfolio's shareholders outweigh this additional cost. Management also noted that it had recently negotiated a breakpoint with the Sub-Advisor when assets increase above $400 million. In light of these considerations, the board determined that the management fee and the sub-advisory fee were satisfactory. Nonetheless, the board determined that it would continue to monitor the Portfolio's expenses over the next year. (See the discussion regarding the approval of the new MacKay Shields Sub-Advisory Agreement elsewhere herein.)

PACE Intermediate Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreement with BlackRock Financial Management, Inc., the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the fourth quintile for the one- and five-year periods, in the third quintile for the three- and ten-year periods and in the fifth quintile since inception. Management noted the wide range in portfolio duration for the funds in the Performance Universe, that the Portfolio has been median in terms of volatility and that it believes that the Portfolio's risk-adjusted performance is within expectations for this wide-ranging category.

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee was in the third quintile and its Actual Management Fee and total expenses were in the fourth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Taking into account the range of duration strategies within the Expense Group, management stated its belief that the fees for the Portfolio are closer to the median. Management stated that it calculated the median total expense for the four funds that are more similar in duration at 88 basis points (i.e., 0.88%), which is within 5 basis points (i.e., 0.05%) of the Portfolio's total expense ratio. Management noted that, compared to the Supplemental Expense Group, consisting of three other sub-advised funds, the Portfolio appears closer to the median. Management also noted that the Portfolio's mandate was recently expanded to include the ability to allocate an increased portion of its assets to high yield debt, emerging market debt and municipals, all of which tend to have higher transaction costs and require more research and monitoring. Management stated its belief that it expects the broader opportunity set should also enable the Sub-Advisor to generate more competitive returns going forward.

PACE International Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreement with Rogge Global Partners plc, the board, including the Independent Trustees, also considered the following factors:

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and sub-advisory agreements (unaudited)

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the fourth quintile for the one-, three-, five- and ten-year periods and since inception. Management explained that the Portfolio's Performance Universe contains strategies that are more concentrated, making performance comparisons difficult, at best. Management further explained that, in addition, there is a range of currency exposure in the Performance Universe, from fully US dollar hedged strategies to fully un-hedged strategies, noting that fully US dollar hedged strategies may perform very differently versus un-hedged strategies. Management stated that it believes the Portfolio is best judged against its performance benchmark, which the Portfolio has outperformed by 1.65% for the one-year period, 76 basis points (i.e., 0.76%) annualized for the three-year period and 74 basis points (i.e., 0.74%) annualized for the five-year period.

Management and sub-advisory fees and expense ratios—Lipper requires a minimum of six funds for a quintile ranking. Because the expense peer group consists of five funds, including the Portfolio, a quintile ranking was not provided. The comparative Lipper information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were only 0.08%, 0.02% and 0.02% above the median, respectively, for the comparison periods utilized in the Lipper report. Management noted that, compared to the Supplemental Expense Group, consisting of three other sub-advised funds, the Portfolio's total expenses were only one basis point (i.e., 0.01%) above the median.

PACE Municipal Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreement with Standish Mellon Asset Management Company LLC ("Standish Mellon"), the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the fourth quintile for the one- and ten-year periods and since inception and in the third quintile for the three- and five year periods. Management noted that the Lipper universe has a wide range of portfolio durations, and that longer duration municipals have posted higher returns over the past few years than have shorter duration municipals. Management further noted that the Portfolio's risk-adjusted performance, taking into account the difference in duration range in the universe, appears average over a three- and five-year basis. Management also noted that municipals are a segment of the market where issue sizes are small and can be less liquid than other bonds; therefore, the market is very fragmented which contributes to performance dispersion more generally.

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee was in the third quintile, its Actual Management Fee was in the fourth quintile and its total expenses were in the fifth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Management noted that, compared to the Supplemental Expense Group, consisting of five other sub-advised funds, the Portfolio's Actual Management Fee and total expenses were only slightly above the respective medians. Management also noted that, at the September 2012 board meeting, UBS Global AM had agreed to reduce the expense caps of this Portfolio for each share class by 3 basis points (i.e., 0.03%) effective the end of November 2012 and that, consequently, the total expense ratio reflected in the Lipper materials reflects a blended rate of the former expense caps and the current expense caps. Management further noted that for Class A shares, the expense cap prior to the end of November 2012 was 0.93% and since November 28, 2012 was 0.90%. On this basis, the Portfolio would be 3 basis points (i.e., 0.03%) above the sub-advised peer group median, which it believes is not material in such a fragmented, credit-intensive segment of the market. In light of management's explanation, the board determined that the management fee and the sub-advisory fees were satisfactory. Nonetheless, the board determined that it would continue to closely monitor the Portfolio's expenses over the next year. (See the discussion regarding the approval of the new Standish Mellon Sub-Advisory Agreement elsewhere herein.)

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and sub-advisory agreements (unaudited)

PACE Strategic Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreement with Pacific Investment Management Company LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the first quintile for the one-, three-, five- and ten-year periods and since inception. Management noted that the Portfolio continues to perform extremely well, ranking in the first quintile for all time periods in the Lipper Intermediate Investment-Grade Debt classification.

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were in the fifth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Management noted that, compared to the Supplemental Expense Group, consisting of nine other sub-advised funds, the Portfolio's Contractual Management Fee and Actual Management Fee are both 9.5 basis points (i.e., 0.095%) above the median, and its total expenses are 15.2 basis points (0.152%) above the respective median. Management stated its view that the Portfolio was not classified in the most appropriate category, since the peers' risk and return was not consistent with that of the Portfolio. Management noted that, from a risk and portfolio positioning perspective, the Portfolio was more broadly similar to the Lipper category "Global Income," and that, when the Portfolio was compared to the three most similar funds in that category, the Portfolio's total expenses would fall close to the middle range. In light of management's explanation, the board determined that the management fee and the sub-advisory fees were satisfactory. Nonetheless, the board determined that it would continue to closely monitor the Portfolio's expenses over the next year.

PACE Money Market Investments

In approving the Investment Management and Administration Agreement, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the second quintile for the one-, three- and ten-year periods and since inception and in the third quintile for the five-year period.

Management fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee and Actual Management Fee were in the first quintile and its total expenses were in the third quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report.

Conclusion

Based on its review and, in certain instances, management's explanations upon further questioning, the board concluded that each Portfolio's investment performance was satisfactory or acceptable and that each management fee and sub-advisory fee was reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the applicable Investment Management and Administration Agreement and Sub-Advisory Agreement or Sub-Advisory Agreements, respectively. However, there were certain Portfolios that the board determined to continue to closely monitor over the next year.

In light of all of the foregoing, the board approved the Investment Management and Administration Agreement for each Portfolio and, for those Portfolios with Sub-Advisors, the Sub-Advisory Agreement(s). No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and sub-advisory agreements (unaudited)

Investment Management and Administration Agreement or, for the sub-advised Portfolios, the Sub-Advisory Agreement(s). The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Management and Administration Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of UBS Global AM or the Sub-Advisors were present.

PACE Select Advisors Trust

Supplemental information (unaudited)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees which oversees the Portfolios' operations. Each Trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee's or officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by the trustee.

The Trust's Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

Interested Trustees:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Meyer Feldberg[2]; 71 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Trustee	Since 2001

Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since 2007). Prior to 2004, he was Dean and Professor of Management and Ethics of the Graduate School of Business at Columbia University (since 1989).

Professor Feldberg is a director or trustee of 23 investment companies (consisting of 55 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Professor Feldberg is also a director of Macy's, Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper) and the New York City Ballet.

PACE Select Advisors Trust

Supplemental information (unaudited)

Interested Trustees (concluded):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Barry M. Mandinach*[3]; 57	Trustee	Since 2010

Mr. Mandinach is a managing director of UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, "UBS Global AM—Americas region"). He has been with UBS Global AM—Americas region or its predecessors since 2001. He is the Head of Institutional & Wholesale Business (US) (since 2009) as well as Chief Marketing Officer (US) (since 2006).

				Mr. Mandinach is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM serves as investment advisor or manager.	None

Independent Trustees:

Richard Q. Armstrong; 78 c/o Keith Weller Assistant Fund Secretary UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas, New York, NY 10019	Trustee and Chairman of the Board of Trustees	Since 2001 (Trustee) Since 2004 (Chairman of the Board of Trustees)

Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since 1991 and principal occupation since 1995). Mr. Armstrong was president or chairman of a number of packaged goods companies (responsible for such brands as Canada Dry, Dr. Pepper, Adirondack Beverages and Moët Hennessy) (from 1982 until 1995).

			Mr. Armstrong is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM serves as investment advisor or manager.	None

PACE Select Advisors Trust

Supplemental information (unaudited)

Independent Trustees (continued):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Alan S. Bernikow; 72 207 Benedict Ave. Staten Island, NY 10314	Trustee	Since 2005

Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from 2003 to 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.

Mr. Bernikow is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of its compensation committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee); and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee). He is also a director of Premier American Bank, N.A.

Richard R. Burt; 66 McLarty Associates 900 17th Street, 8th Floor Washington, D.C. 20006	Trustee	Since 2001

Mr. Burt is a managing director to McLarty Associates (a consulting firm) with which he has been employed since 2007. He was chairman of IEP Advisors (international investments and consulting firm) until 2009. Prior to 2007, he was chairman of Diligence Inc. (information and risk management firm).

				Mr. Burt is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM serves as investment advisor or manager.	Mr. Burt is also a director of Central Europe & Russia Fund, Inc., European Equity Fund, Inc. and The New Germany Fund, Inc.

PACE Select Advisors Trust

Supplemental information (unaudited)

Independent Trustees (concluded):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Bernard H. Garil; 73 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005

Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

Mr. Garil is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mr. Garil is also a director of OFI Global Trust Company (commercial trust company), the Leukemia and Lymphoma Society (voluntary health agency) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Heather R. Higgins; 54 255 E. 49th St., Suite 23D New York, NY 10017	Trustee	Since 2005

Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or had served) on the boards of several non-profit charitable groups, including the Independent Women's Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since 2009).

				Ms. Higgins is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM serves as investment advisor or manager.	None

PACE Select Advisors Trust

Supplemental information (unaudited)

Officers:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph Allessie*; 48	Vice President and Assistant Secretary	Since 2005

Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) UBS Global AM—Americas region. Mr. Allessie is a vice president and assistant secretary of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Rose Ann Bubloski*; 45	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was vice president at Cohen & Steers Capital Management, Inc. (investment manager) (from 2007 to 2008). She is vice president and assistant treasurer of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mark E. Carver*; 50	President	Since 2010

Mr. Carver is a managing director and Head of Product Development and Management-Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Thomas Disbrow*; 47	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)

Mr. Disbrow is a managing director (since 2011) (prior to which he was an executive director) (since 2007) and head of North America Fund Treasury (since 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Michael J. Flook*; 48	Vice President and Assistant Treasurer	Since 2006

Mr. Flook is a director (since 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. Mr. Flook is a vice president and assistant treasurer of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

PACE Select Advisors Trust

Supplemental information (unaudited)

Officers (continued):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Christopher S. Ha*; 33	Vice President and Assistant Secretary	Since 2012

Mr. Ha is a director and associate general counsel (since September 2012) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, Mr. Ha was of counsel at Buhler, Duggal & Henry LLP (law firm)(from March 2012 to July 2012) and an associate attorney at Dechert LLP (law firm)(from 2007 to 2009). Mr. Ha is a vice president and assistant secretary of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mark F. Kemper**; 55	Vice President and Secretary	Since 2004

Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM—Americas region (since 2004), secretary of UBS Global Asset Management Trust Company (since 1993) and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is vice president and secretary of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Joanne M. Kilkeary*; 45	Vice President and Assistant Treasurer	Since 1999

Ms. Kilkeary is an executive director (since March 2013) (prior to which she was a director) (since 2008) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Tammie Lee*; 42	Vice President and Assistant Secretary	Since 2005

Ms. Lee is an executive director (since 2010) (prior to which she was a director) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Joseph McGill*; 51	Vice President and Chief Compliance Officer	Since 2004

Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Mr. McGill is a vice president and chief compliance officer of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Nancy D. Osborn*; 47	Vice President and Assistant Treasurer	Since 2007

Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Robert Sabatino**; 40	Vice President	Since 2001

Mr. Sabatino is a managing director (since 2010) (prior to which he was an executive director) (since 2007), head of US taxable money markets (since 2009), and portfolio manager of UBS Global AM—Americas region in the short duration fixed income group (since 2001). Mr. Sabatino is a vice president of six investment companies (consisting of 37 portfolios) for which UBS Global AM serves as investment advisor or manager.

PACE Select Advisors Trust

Supplemental information (unaudited)

Officers (concluded):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Eric Sanders*; 47	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Andrew Shoup*; 57	Vice President and Chief Operating Officer	Since 2006

Mr. Shoup is a managing director and global head of the treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Mr. Shoup is a vice president and chief operating officer of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Keith A. Weller*; 52	Vice President and Assistant Secretary	Since 2000

Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mandy Yu*; 29	Vice President	Since February 2013

Ms. Yu is an authorized officer (since 2012) and tax compliance manager (since March 2013) of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a Fund Treasury Manager (from 2012 to March 2013) and a Mutual Fund Administrator (from 2007 to 2012) for UBS Global AM—Americas region. Ms. Yu is a vice president of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

1  Each trustee holds office for an indefinite term. Officers are appointed by the trustees and serve at the pleasure of the Board.

2  Professor Feldberg is deemed an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because he is a senior advisor to Morgan Stanley, a financial services firm with which the Trust may conduct transactions.

3  Mr. Mandinach is deemed an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because of his employment by UBS Global AM—Americas region.

*  This person's business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

**  This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

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Trustees

Richard Q. Armstrong Chairman Alan S. Bernikow Richard R. Burt	Meyer Feldberg Bernard H. Garil Heather R. Higgins Barry M. Mandinach

Principal Officers

Mark E. Carver President	Thomas Disbrow Vice President and Treasurer
Mark F. Kemper Vice President and Secretary

Investment Manager and
Administrator

UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter

UBS Global Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

This report is not to be used in connection with the offering of shares of the Portfolios unless accompanied or preceded by an effective prospectus.

© UBS 2013. All rights reserved.
UBS Global Asset Management (Americas) Inc.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019-6028

S003

Money Market Funds

PACE® Money Market Investments

Annual Report
July 31, 2013

PACE Money Market Investments

September 14, 2013

Dear Shareholder,

Performance

For the 12 months ended July 31, 2013, the Portfolio returned 0.01% before the deduction of the maximum PACE program fee. (The Portfolio declined 1.97%, after the deduction of the maximum PACE program fee, for the same 12-month period.) Please remember that the PACE program fee is assessed outside the Portfolio at the PACE program account level. The program fee does not impact the determination of the Portfolio's net asset value per share. For comparison purposes, the median return of the Lipper Money Market Funds category was 0.01%. (Returns over various time periods are shown in the "Performance at a glance" table on page 4. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.)

Advisor's comments

The Portfolio's yield remained low during the reporting period, reflecting the Federal Reserve Board's decision to maintain the federal funds rate at an extremely low level between 0% and 0.25%, which continued to depress yields on a wide range of short-term investments. (The federal funds rate, or "fed funds" rate, is the rate that banks charge one another for funds they borrow on an overnight basis) As a result, the yields

PACE Money
Market Investments

Investment Advisor:

UBS Global Asset Management (Americas) Inc.

Portfolio Manager:

Robert Sabatino

Objective:

Current income consistent with preservation of capital and liquidity.

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental and private issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

1

PACE Money Market Investments

of the securities in which the Portfolio invests remained extremely low. In turn, this kept the Portfolio's yield low.

We tactically adjusted the Portfolio's weighted average maturity (WAM)—which is the average duration of the securities in the Portfolio—throughout the 12-month review period. When the reporting period began, the Portfolio had a WAM of 31 days. While there were concerns regarding the ongoing challenges in Europe, they were overshadowed by the Fed's third round of quantitative easing ("QE3"). Thus, in anticipation of further downward pressure on short-term interest rates with QE3, we significantly increased the Portfolio's WAM in September 2012, and ended the first six months of the reporting period with a WAM of 50 days. During the second half of the period, we pared the Portfolio's WAM and ended the fiscal year at 29 days.

At the issuer level, we maintained a high level of diversification, investing in smaller positions with the goal of reducing risk and keeping the Portfolio highly liquid. To that end, we typically purchased up to 3% in single nongovernment issuers throughout the reporting period. (The Portfolio is generally able to hold up to 5% in any one issuer, subject to certain exceptions.)

Several adjustments were made to the Portfolio's sector positioning during the 12-month period. We increased the Portfolio's exposure to certificates of deposit. Conversely, we reduced our allocations to repurchase agreements and short-term corporate obligations and, to lesser extents, commercial paper and US government and agency obligations. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

As always, we thank you for your continued support and welcome any comments or questions you may have.

2

PACE Money Market Investments

Sincerely,

Mark E. Carver President, PACE Select Advisors Trust Managing Director, UBS Global Asset Management (Americas) Inc.	Robert Sabatino Portfolio Manager, PACE Money Market Investments Managing Director, UBS Global Asset Management (Americas) Inc.

3

PACE Money Market Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/13

	1 year	5 years	10 years
PACE Money Market Investments before deducting maximum PACE program fee[1]	0.01%	0.17%	1.52%
PACE Money Market Investments after deducting maximum PACE program fee[1]	(1.97)%	(1.82)%	(0.50)%
Lipper Money Market Funds median	0.01%	0.18%	1.47%

For PACE Money Market Investments, average annual total returns for periods ended June 30, 2013, after deduction of the maximum PACE program fee, were as follows: 1-year period, (1.97)%; 5-year period, (1.78)%; 10-year period, (0.49)%.

For PACE Money Market Investments, the 7-day current yield for the period ended July 31, 2013 was 0.01% (without maximum PACE program fee and after fee waivers and/or expense reimbursements; the yield was 0.01% before fee waivers and/or expense reimbursements). With the maximum PACE program fee, the 7-day current yield was (1.99)% after fee waivers and/or expense reimbursements; the yield was (1.99%) before fee waivers and/or expense reimbursements. The Portfolio's yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Yields will fluctuate and reflect fee waivers and/or expense reimbursements.

1  The maximum annual PACE program fee is 2% of the value of PACE assets. Prior to June 14, 2010, the maximum annual PACE program fee was 1.5% of the value of PACE assets; however, the current maximum annual PACE program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns shown above.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. The return of an investment will fluctuate. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the payable dates. Current performance may be higher or lower than the performance data quoted.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

An investment in PACE Money Market Investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Not FDIC Insured. May lose value. No bank guarantee.

4

PACE Money Market Investments

Understanding your Portfolio's expenses (unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) on-going program fees; and (2) ongoing Portfolio costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2013 to July 31, 2013.

Actual expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

5

PACE Money Market Investments

Understanding your Portfolio's expenses (unaudited) (concluded)

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any program fees. Therefore, the second line in the table is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if program fees were included, your costs would have been higher.

	Beginning account value February 1, 2013	Ending account value July 31, 2013	Expenses paid during period[1] 02/01/13 to 07/31/13	Expense ratio during the period
Actual	$1,000.00	$1,000.00	$0.89	0.18%
Hypothetical (5% annual return before expenses)	1,000.00	1,023.90	0.90	0.18

1 Expenses are equal to the Portfolio's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

6

PACE Money Market Investments

Portfolio statistics (unaudited)

Characteristics	07/31/13
Net assets (mm)	$309.8
Number of holdings	82
Weighted average maturity	29 days
Portfolio composition[1]	07/31/13
Commercial paper	56.0%
Repurchase agreements	16.4
Certificates of deposit	14.8
US government and agency obligations	12.8
Other assets less liabilities	(0.0)[2]
Total	100.0%
Top 10 holdings[1]	07/31/13
Repurchase agreement with Deutsche Bank Securities, Inc., 0.090% due 08/01/13	9.8%
Repurchase agreement with Barclays Capital, Inc., 0.070% due 08/01/13	6.5
BNP Paribas Finance, Inc., 0.250% due 10/09/13	2.6
Sumitomo Mitsui Banking Corp., 0.170% due 08/08/13	2.3
US Treasury Notes, 0.750% due 12/15/13	1.9
US Treasury Notes, 0.500% due 11/15/13	1.9
Norinchukin Bank, 0.160% due 08/08/13	1.9
Federal Home Loan Mortgage Corp., 0.070% due 08/26/13	1.9
Federal National Mortgage Association, 0.150% due 09/03/13	1.9
Erste Finance LLC, 0.200% due 08/01/13	1.6
Total	32.3%

1 Weightings represent percentages of the Portfolio's net assets as of July 31, 2013. The Portfolio is actively managed and its composition will vary over time.

2 Amount is less than 0.05%.

7

PACE Money Market Investments

Statement of net assets—July 31, 2013

Security description	Face amount	Value
US government and agency obligations—12.76%
Federal Home Loan Bank
0.050%, due 08/15/13[1]	$4,000,000	$3,999,922
0.125%, due 03/27/14	1,500,000	1,499,540
Federal Home Loan Mortgage Corp.
0.070%, due 08/26/13*[1]	6,000,000	5,999,709
Federal National Mortgage Association
0.150%, due 09/03/13*[1]	6,000,000	5,999,175
US Treasury Bill
0.106%, due 08/01/13[1]	3,000,000	3,000,000
US Treasury Notes
3.125%, due 08/31/13	3,000,000	3,007,184
0.125%, due 09/30/13	3,000,000	2,999,625
0.500%, due 11/15/13	6,000,000	6,005,422
0.750%, due 12/15/13	6,000,000	6,012,543
1.000%, due 01/15/14	1,000,000	1,003,739
Total US government and agency obligations (cost—$39,526,859)		39,526,859
Certificates of deposit—14.85%
Banking-non-US—12.59%
Bank of Montreal
0.180%, due 09/04/13	3,000,000	3,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd.
0.200%, due 10/07/13	3,000,000	3,000,000
Credit Agricole Corporate & Investment Bank
0.170%, due 08/13/13	5,000,000	5,000,000
Credit Industriel et Commercial
0.160%, due 08/23/13	2,000,000	2,000,000
0.240%, due 09/05/13	3,000,000	3,000,000
Mizuho Corporate Bank Ltd.
0.160%, due 08/08/13	4,000,000	4,000,000
Norinchukin Bank
0.160%, due 08/08/13	6,000,000	6,000,000
0.160%, due 08/16/13	3,000,000	3,000,000
Sumitomo Mitsui Banking Corp.
0.170%, due 08/08/13	7,000,000	7,000,000

8

PACE Money Market Investments

Statement of net assets—July 31, 2013

Security description	Face amount	Value
Certificates of deposit—(concluded)
Banking-non-US—(concluded)
0.170%, due 08/09/13	$3,000,000	$2,999,993
		38,999,993
Banking-US—2.26%
Bank of America N.A.
0.190%, due 08/06/13	2,000,000	2,000,000
Branch Banking & Trust Co.
0.190%, due 08/15/13	5,000,000	5,000,000
		7,000,000
Total certificates of deposit (cost—$45,999,993)		45,999,993
Commercial paper[1]—56.04%
Asset backed-miscellaneous—21.32%
Barton Capital LLC
0.180%, due 08/02/13	3,065,000	3,064,985
Cancara Asset Securitisation LLC
0.170%, due 08/14/13	2,000,000	1,999,877
0.190%, due 08/16/13	1,000,000	999,921
0.150%, due 08/21/13	5,000,000	4,999,583
0.190%, due 09/20/13	1,000,000	999,736
Ciesco LLC
0.220%, due 09/20/13	2,000,000	2,000,000
Gotham Funding Corp.
0.150%, due 08/16/13	5,000,000	4,999,688
0.180%, due 08/20/13	1,000,000	999,905
Jupiter Securitization Co. LLC
0.260%, due 09/10/13	3,000,000	2,999,133
Liberty Street Funding LLC
0.080%, due 08/01/13	5,000,000	5,000,000
0.180%, due 09/09/13	4,000,000	3,999,220
LMA Americas LLC
0.180%, due 08/12/13	2,500,000	2,499,863
0.170%, due 08/21/13	2,000,000	1,999,811
Market Street Funding LLC
0.130%, due 08/23/13	3,500,000	3,499,722

9

PACE Money Market Investments

Statement of net assets—July 31, 2013

Security description	Face amount	Value
Commercial paper[1]—(continued)
Asset backed-miscellaneous—(concluded)
0.160%, due 09/10/13	$3,000,000	$2,999,467
Nieuw Amsterdam Receivables Corp.
0.150%, due 08/13/13	5,000,000	4,999,750
Regency Markets No. 1 LLC
0.150%, due 08/19/13	3,000,000	2,999,775
0.150%, due 08/20/13	5,000,000	4,999,604
Sheffield Receivables Corp.
0.200%, due 09/05/13	2,000,000	1,999,611
Victory Receivables Corp.
0.150%, due 08/08/13	5,000,000	4,999,854
0.170%, due 09/10/13	3,000,000	2,999,433
		66,058,938
Banking-non-US—6.00%
Lloyds TSB Bank PLC
0.100%, due 08/05/13	3,000,000	2,999,967
0.100%, due 08/07/13	5,000,000	4,999,917
Mizuho Funding LLC
0.220%, due 10/01/13	5,000,000	4,998,136
Nordea Bank AB
0.220%, due 11/15/13	1,000,000	999,352
Oversea-Chinese Banking Corp., Ltd.
0.150%, due 08/15/13	3,615,000	3,614,789
Westpac Securities NZ Ltd.
0.353%, due 01/02/14[2,3]	1,000,000	1,000,000
		18,612,161
Banking-US—18.07%
Bedford Row Funding Corp.
0.420%, due 12/16/13	1,500,000	1,497,603
BNP Paribas Finance, Inc.
0.250%, due 10/09/13	8,000,000	7,996,167
Erste Finance LLC
0.200%, due 08/01/13	5,000,000	5,000,000
ING (US) Funding LLC
0.210%, due 10/22/13	1,500,000	1,499,283

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PACE Money Market Investments

Statement of net assets—July 31, 2013

Security description	Face amount	Value
Commercial paper[1]—(continued)
Banking-US—(concluded)
National Australia Funding Delaware, Inc.
0.225%, due 12/09/13	$5,000,000	$4,995,937
Natixis US Finance Co. LLC
0.110%, due 08/06/13	1,000,000	999,985
0.170%, due 08/06/13	3,000,000	2,999,929
Northern Pines Funding LLC
0.160%, due 08/19/13	2,500,000	2,499,800
0.210%, due 09/27/13	5,000,000	4,998,337
0.240%, due 10/01/13	2,500,000	2,498,983
Rabobank USA Finance Corp.
0.245%, due 08/12/13	2,000,000	1,999,850
Societe Generale N.A., Inc.
0.070%, due 08/01/13	3,000,000	3,000,000
0.200%, due 08/01/13	5,000,000	5,000,000
State Street Corp.
0.170%, due 09/03/13	3,000,000	2,999,532
Toronto-Dominion Holdings USA, Inc.
0.130%, due 08/26/13	5,000,000	4,999,549
0.170%, due 10/15/13	1,000,000	999,646
Wells Fargo
0.180%, due 08/15/13	2,000,000	1,999,860
		55,984,461
Brokerage—1.29%
Prudential Funding LLC
0.140%, due 08/22/13	4,000,000	3,999,673
Energy-integrated—2.90%
CNPC Finance HK Ltd.
0.250%, due 08/01/13	2,000,000	2,000,000
0.270%, due 08/05/13	2,000,000	1,999,940
0.250%, due 08/16/13	5,000,000	4,999,479
		8,999,419
Finance-captive automotive—2.26%
Toyota Motor Credit Corp.
0.240%, due 08/30/13	3,000,000	2,999,420

11

PACE Money Market Investments

Statement of net assets—July 31, 2013

Security description	Face amount	Value
Commercial paper[1]—(concluded)
Finance-captive automotive—(concluded)
0.170%, due 10/10/13	$2,000,000	$1,999,339
0.231%, due 02/18/14[2]	2,000,000	2,000,000
		6,998,759
Finance-noncaptive diversified—0.65%
General Electric Capital Corp.
0.240%, due 10/02/13	1,000,000	999,587
0.200%, due 12/19/13	1,000,000	999,222
		1,998,809
Insurance-life—2.90%
MetLife Short Term Funding LLC
0.120%, due 08/19/13	4,000,000	3,999,760
0.120%, due 08/20/13	3,000,000	2,999,810
0.130%, due 09/26/13	2,000,000	1,999,596
		8,999,166
Pharmaceuticals—0.65%
Roche Holdings, Inc.
0.060%, due 08/20/13	2,000,000	1,999,937
Total commercial paper (cost—$173,651,323)		173,651,323
Repurchase agreements—16.36%
Repurchase agreement dated 07/31/13 with Barclays Capital, Inc., 0.070% due 08/01/13, collateralized by $20,425,600 US Treasury Notes, 0.250% due 07/31/15; (value—$20,400,068); proceeds: $20,000,039	20,000,000	20,000,000
Repurchase agreement dated 07/31/13 with Deutsche Bank Securities, Inc., 0.090% due 08/01/13, collateralized by $18,963,000 Federal Home Loan Mortgage Corp. obligations, 0.850% due 07/29/16 and $10,317,000 Federal National Mortgage Association obligations, 5.355% due 11/24/17; (value—$31,110,163); proceeds: $30,500,076	30,500,000	30,500,000

12

PACE Money Market Investments

Statement of net assets—July 31, 2013

Security description	Face amount	Value
Repurchase agreements—(concluded)
Repurchase agreement dated 07/31/13 with State Street Bank and Trust Co., 0.010% due 08/01/13, collateralized by $211,772 Federal Home Loan Mortgage Corp. obligations, 2.100% due 10/17/22; (value—$196,211); proceeds: $192,000	$192,000	$192,000
Total repurchase agreements (cost—$50,692,000)		50,692,000
Total investments (cost—$309,870,175 which approximates cost for federal income tax purposes)—100.01%		309,870,175
Liabilities in excess of other assets—(0.01)%		(28,231)
Net assets (applicable to 309,843,709 shares of beneficial interest outstanding equivalent to $1.00 per share)—100.00%		$309,841,944

Affiliated issuer activity

The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2013. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/12	Purchases during the year ended 07/31/13	Sales during the year ended 07/31/13	Value at 07/31/13	Net income earned from affiliate for the year ended 07/31/13
UBS Private Money Market Fund LLC	$—	$15,300,000	$15,300,000	$—	$36

13

PACE Money Market Investments

Statement of net assets—July 31, 2013

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2013 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and agency obligations	$—	$39,526,859	$—	$39,526,859
Certificates of deposit	—	45,999,993	—	45,999,993
Commercial paper	—	173,651,323	—	173,651,323
Repurchase agreements	—	50,692,000	—	50,692,000
Total	$—	$309,870,175	$—	$309,870,175

At July 31, 2013, there were no transfers between Level 1 and Level 2.

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	76.6%
Japan	12.2
France	3.2
China	2.9
United Kingdom	2.6
Singapore	1.2
Canada	1.0
Australia	0.3
Total	100.0%

Portfolio footnotes

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  Rates shown are the discount rates at date of purchase.

2  Variable or floating rate security. The interest rate shown is the current rate as of July 31, 2013 and changes periodically. The maturity date reflects earlier of reset date or stated maturity date.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security, which represents 0.32% of net assets as of July 31, 2013, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying notes to financial statements.
14

PACE Money Market Investments

Statement of operations

For the year ended July 31, 2013
Investment income:
Interest	$661,630
Securities lending income (includes $36 earned from an affiliated entity)	45
661,675
Expenses:
Transfer agency and related services fees	1,373,101
Investment management and administration fees	1,139,856
Reports and notices to shareholders	130,301
Professional fees	99,283
State registration fees	41,862
Custody and accounting fees	29,434
Trustees' fees	19,342
Insurance expense	12,887
Other expenses	26,228
2,872,294
Fee waivers and/or expense reimbursements	(2,243,226)
Net expenses	629,068
Net investment income	32,607
Net realized gain	42
Net increase in net assets resulting from operations	$32,649

See accompanying notes to financial statements.
15

PACE Money Market Investments

Statement of changes in net assets

	For the years ended July 31,
	2013	2012
From operations:
Net investment income	$32,607	$41,391
Net realized gain	42	496
Net increase in net assets resulting from operations	32,649	41,887
Dividends and distributions to shareholders from:
Net investment income	(32,607)	(41,391)
From beneficial interest transactions:
Net decrease in net assets from beneficial interest transactions	(27,249,143)	(28,753,080)
Net decrease in net assets	(27,249,101)	(28,752,584)
Net assets:
Beginning of year	337,091,045	365,843,629
End of year	$309,841,944	$337,091,045
Accumulated undistributed net investment income	$—	$—

See accompanying notes to financial statements.
16

PACE Money Market Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Years ended July 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.000[1]	0.000[1]	0.000[1]	0.000[1]	0.008
Dividends from net investment income	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.008)
Distributions from net realized gains	—	—	(0.000)[1]	(0.000)[1]	(0.000)[1]
Total dividends and distributions	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.008)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.01%	0.01%	0.01%	0.01%	0.81%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.88%	0.89%	0.88%	0.90%	0.89%
Expenses after fee waivers and/or expense reimbursements	0.19%	0.19%	0.25%	0.27%	0.59%
Net investment income	0.01%	0.01%	0.01%	0.01%	0.78%
Supplemental data:
Net assets, end of year (000's)	$309,842	$337,091	$365,844	$386,217	$529,959

1  Amount represents less than $0.0005 per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if these fees were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

See accompanying notes to financial statements.
17

PACE Money Market Investments

Notes to financial statements

Organization and significant accounting policies

PACE Money Market Investments (the "Portfolio") is a diversified portfolio of PACE Select Advisors Trust (the "Trust"), which was organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust has fifteen Portfolios available for investment, each having its own investment objectives and policies. Shares of the Portfolio currently are available only to participants in the PACESM Select Advisors Program and the PACESM Multi Advisor Program.

The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

In the normal course of business, the Portfolio may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Portfolio attempts to maintain a stable net asset value of $1.00 per share; the Portfolio has adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable it to do so. As with any money market fund, there is no assurance, however, that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

18

PACE Money Market Investments

Notes to financial statements

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Portfolio's financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. The following is a summary of significant accounting policies:

Valuation of investments—investments are valued at amortized cost. Periodic review and monitoring of the valuation of the securities held by the Portfolio is performed in an effort to ensure that amortized cost approximates market value.

US GAAP requires disclosure surrounding the various inputs that are used in determining the value of the Portfolio's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Portfolio's own assumptions in determining the fair value of investments.

In accordance with the requirements of US GAAP, a fair value hierarchy has been included near the end of the Portfolio's Statement of net assets.

In January 2013, Accounting Standards Update 2013-01 ("ASU 2013-01"), "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities", replaced Accounting Standards Update 2011-11 ("ASU 2011-11"), "Disclosures about Offsetting Assets and Liabilities". ASU 2013-01 is effective for fiscal years beginning on or after January 1,

19

PACE Money Market Investments

Notes to financial statements

2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund's financial statements.

Repurchase agreements—The Portfolio may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolio maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolio and its counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. Moreover, repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 under the Investment Company Act or a Portfolio's investment strategies and limitations, may require the Portfolio to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolio may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions

20

PACE Money Market Investments

Notes to financial statements

with other funds managed, advised or sub-advised by UBS Global Asset Management (Americas) Inc. ("UBS Global AM").

Under certain circumstances, the Portfolio may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Portfolio assessed a fee for uninvested cash held in a business account at a bank.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk—The ability of the issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment management and administration fees and other transactions with affiliates—The Portfolio's Board of Trustees has approved an investment management and administration contract ("Management Contract") with UBS Global AM. In accordance with the Management Contract, the Portfolio pays UBS Global AM an investment management and administration fee, which is accrued daily

21

PACE Money Market Investments

Notes to financial statements

and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets. At July 31, 2013, the Portfolio is owed $27,073 from UBS Global AM, representing investment management and administration fees net of fee waivers/expense reimbursements.

UBS Global AM has contractually undertaken to waive a portion of the Portfolio's investment management and administration fees and/or reimburse a portion of the Portfolio's other expenses, when necessary, to maintain the total ordinary annual operating expenses (excluding dividend expense, borrowing costs and interest expense, if any) through November 30, 2013 at a level not to exceed 0.60%. The Portfolio will make a payment to UBS Global AM for any previously waived fees/reimbursed expenses during the following three fiscal years to the extent that operating expenses are otherwise below the expense cap.

At July 31, 2013, the Portfolio had remaining fee waivers/expense reimbursements subject to repayment to UBS Global AM and respective dates of expiration as follows:

Fee waivers/expense reimbursements subject to repayment	Expires July 31, 2014	Expires July 31, 2015	Expires July 31, 2016
$3,090,058	$996,232	$1,175,570	$918,256

UBS Global AM may voluntarily waive fees and/or reimburse expenses from time to time in the event that the Portfolio's yield falls below a certain level. Once started, there is no guarantee that UBS Global AM would continue to voluntarily waive an additional portion of its fees and/or reimburse expenses. This management fee waiver will not be subject to future recoupment. For the year ended July 31, 2013, UBS Global AM voluntarily waived and/or reimbursed expenses of $1,285,806 for that purpose.

For the year ended July 31, 2013, UBS Global AM waived fees/reimbursed expenses, in total, of $2,204,062.

22

PACE Money Market Investments

Notes to financial statements

Under normal conditions, the Portfolio invests cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund LLC ("Private Money Market"), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by UBS Global AM and is currently offered as a cash management option to mutual funds and certain other accounts managed by the Portfolio's Investment Manager. UBS Global AM acts as managing member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market's average daily members' equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. UBS Global AM may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market, net of fee rebates paid to borrowers, are reflected as securities lending income in the Statement of operations.

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Portfolio may conduct transactions, resulting in him being an interested trustee of the Portfolio. The Portfolio has been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. During the year ended July 31, 2013, the Portfolio purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley, having an aggregate value of $95,805,334. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not

23

PACE Money Market Investments

Notes to financial statements

generally known by the Portfolio's investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Portfolio pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Portfolio's transfer agent, and is compensated for these services by BNY Mellon, not the Portfolio.

Effective July 1, 2013, UBS Financial Services Inc. voluntarily agreed to waive a portion of the fee that it would otherwise have received from BNY Mellon with respect to PACE Money Market Investments so that BNY Mellon would correspondingly reduce the fees it would have charged to that Portfolio. Given that UBS Global AM has voluntarily undertaken to reduce its fees and/or reimburse expenses to keep the Portfolio's yield at or above a certain level, and that such amount exceeds the reduction in BNY Mellon's fees, the net effect of BNY Mellon's pass through of the waiver by UBS Financial Services Inc. is to partially reduce the amount that UBS Global AM would have otherwise voluntarily waived/reimbursed. For the period July 1, 2013, to July 31, 2013, the amount of the reduction in transfer agency and related services fees charged by BNY Mellon to the Portfolio was $39,164, which reflected an equal amount of compensation that was voluntarily waived by UBS Financial Services Inc. Voluntary fee waiver/expense reimbursement arrangements may end at any time.

For the year ended July 31, 2013, UBS Financial Services Inc. received from BNY Mellon, not the Portfolio, $682,529 of the total transfer agency and related services fees paid by the Portfolio to BNY Mellon.

Securities lending

The Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain ownership of loaned securities to

24

PACE Money Market Investments

Notes to financial statements

exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. State Street Bank and Trust Company serves as the Portfolio's lending agent. At July 31, 2013, there were no borrowings outstanding.

Other liabilities and components of net assets

At July 31, 2013, the Portfolio had the following liabilities outstanding:

Payable for shares of beneficial interest repurchased	$459,893
Payable to custodian	7,214
Dividends payable to shareholders	1,412
Other accrued expenses*	186,130

*  Excludes investment management and administration fees.

At July 31, 2013, the components of net assets were as follows:

Accumulated paid in capital	$309,843,419
Accumulated net realized loss	(1,475)
Net assets	$309,841,944

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

	Years ended July 31,
	2013	2012
Shares sold	350,456,561	494,925,726
Shares repurchased	(377,723,554)	(523,702,775)
Dividends reinvested	17,850	23,969
Net decrease in shares outstanding	(27,249,143)	(28,753,080)

25

PACE Money Market Investments

Notes to financial statements

Federal tax status

The Portfolio intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid to shareholders by the Portfolio during the fiscal years ended July 31, 2013 and July 31, 2012 was ordinary income.

At July 31, 2013 the components of accumulated earnings on a tax basis were accumulated realized capital and other losses of $63.

On December 31, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, the Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

At July 31, 2013, the Portfolio had post-enactment short-term capital loss carryforwards of $98 and the following pre-enactment capital loss

26

PACE Money Market Investments

Notes to financial statements

carryforwards through the indicated expiration dates for federal income tax purposes available to offset future capital gains:

	Expiration dates
Portfolio	July 31, 2018	July 31, 2019	Total
PACE Money Market Investments	$94	$23	$117

During the current year, the Portfolio utilized $42 of post-enactment capital loss carryforwards to offset current year net realized gains.

As of and during the year ended July 31, 2013, the Portfolio did not have any liabilities for any uncertain tax positions. The Portfolio recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the year ended July 31, 2013, the Portfolio did not incur any interest or penalties related to uncertain tax positions.

Each of the tax years in the four year period ended July 31, 2013, remains subject to examination by the Internal Revenue Service and state taxing authorities.

27

PACE Money Market Investments

Report of Ernst & Young LLP, independent registered public accounting firm

The Board of Trustees and Shareholders of
PACE Select Advisors Trust

We have audited the accompanying statement of net assets of PACE Money Market Investments (one of the series comprising PACE Select Advisors Trust) (the "Portfolio") as of July 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PACE Money Market Investments at July 31, 2013, the results of its

28

PACE Money Market Investments

Report of Ernst & Young LLP, independent registered public accounting firm (concluded)

operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York
September 27, 2013

29

PACE Money Market Investments

General information (unaudited)

Monthly and quarterly portfolio holdings disclosure

The Portfolio will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Portfolio's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Portfolio upon request by calling 1-800-647 1568.

In addition, the Portfolio discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS's Web site at the following internet address: www.ubs.com/usmoneymarketfundsholdings. In addition, at this location, you will find a link to more detailed Portfolio information appearing in filings with the SEC on Form N-MFP.

Proxy voting policies, procedures and record

You may obtain a description of the Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Portfolio directly at 1-800-647 1568, online on the Portfolio's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

30

PACE Money Market Investments

Board approval of investment management and administration agreement (unaudited)

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on July 16-17, 2013, the members of the board, including the trustees who are not "interested persons" of the Trust ("Independent Trustees"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), considered and approved the continuance of the investment management and administration agreement (the "Investment Management and Administration Agreement") between UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and the Trust, on behalf of PACE Money Market Investments (the "Portfolio"). In preparing for the meeting, the board members had requested and received extensive information from UBS Global AM to assist them, including performance and expense information for other investment companies with similar investment objectives as the Portfolio. Independent Trustees discussed the materials initially provided by management amongst themselves on several occasions prior to the scheduled board meeting, and independent legal counsel participated in several such discussions. The Independent Trustees also met in executive session with their independent legal counsel to review the presentation that had been made to them at the meeting. At these sessions, the Independent Trustees were joined by their independent legal counsel. The Independent Trustees also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of management, administration and distribution agreements.

In its consideration of the approval of the Investment Management and Administration Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Investment Management and Administration Agreement—The board received and considered information regarding the nature, extent and quality of management services provided to the Portfolio by UBS Global AM. The board also considered the nature, extent and quality of administrative, distribution, and shareholder services performed by UBS Global AM and its affiliates for the Portfolio and

31

PACE Money Market Investments

Board approval of investment management and administration agreement (unaudited)

the resources devoted to, and the record of compliance with, the Portfolio's compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS Global AM concerning the management of the Portfolio's affairs and UBS Global AM's role in coordinating providers of other services to the Portfolio. The board's evaluation of the services provided by UBS Global AM took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM's investment management and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Portfolio's expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the senior personnel at UBS Global AM responsible for the Portfolio and had previously received information regarding the person primarily responsible for the day-to-day portfolio management of the Portfolio and recognized that the Portfolio's senior personnel at UBS Global AM report to the board regularly and that at each regular meeting the board receives a detailed report on the Portfolio's performance. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It was also noted that UBS Global AM had approximately $159 billion in assets under management as of March 31, 2013 and was part of the UBS Global Asset Management Division, which had approximately $632 billion in assets under management worldwide as of March 31, 2013. The board was also cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS AG, UBS Global AM and certain of their affiliates.

32

PACE Money Market Investments

Board approval of investment management and administration agreement (unaudited)

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Portfolio under the Investment Management and Administration Agreement.

Management fees and expense ratios—The board reviewed and considered the contractual management fee (the "Contractual Management Fee") payable by the Portfolio to UBS Global AM in light of the nature, extent and quality of the management and administrative services provided by UBS Global AM. The board also reviewed and considered the fee waiver and/or expense reimbursement arrangements for the Portfolio and considered the actual fee rate (after taking any waivers and reimbursements into account) (the "Actual Management Fee"). The board considered that UBS Global AM had entered into an agreement with the Portfolio under which UBS Global AM was contractually obligated to waive its management fees and/or reimburse the Portfolio so that the total ordinary operating expenses of the Portfolio through November 30, 2013 (excluding certain miscellaneous items) would not exceed a specified limit. The board also considered that the Portfolio had agreed to repay UBS Global AM for those waived fees and/or reimbursed expenses if the Portfolio can do so during a three-year period following July 31, 2012 without causing its expenses in any of those years to exceed the expense cap. Additionally, the board received and considered information comparing the Portfolio's Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper, an independent provider of investment company data (the "Expense Group").

In connection with its consideration of the Portfolio's management fees, the board also received information from UBS Global AM with respect to fees paid by institutional or separate accounts; however, in management's view, such fee information was not very relevant to the Portfolio because, among other reasons, separately managed and institutional accounts with a "cash" mandate (a) were not

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Board approval of investment management and administration agreement (unaudited)

subject to all of the constraints of Rule 2a-7 under the 1940 Act to which the Portfolio is subject and (b) do not involve the management responsibilities attendant to the operation of a 1940 Act regulated fund, and, therefore, were not totally comparable. The board also received information on fees charged to other mutual funds managed by UBS Global AM.

The comparative Lipper information showed that the Portfolio's Contractual Management Fee and Actual Management Fee were in the first quintile and its total expenses were in the third quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. (The first quintile represents that 20% of the funds in the Expense Group with the lowest fees or expenses, as applicable, and the fifth quintile represents that 20% of the funds in the Expense Group with the highest fees or expenses, as applicable.) It was noted that the Portfolio's total expenses were below the median for the Expense Group.

In light of the foregoing, the board determined that the proposed contractual management fee payable by the Portfolio to UBS Global AM was reasonable in light of the nature, extent and quality of services expected to be provided to the Portfolio under the Investment Management and Administration Agreement.

Portfolio performance—The board received and considered (a) annualized total return information of the Portfolio compared to other funds (the "Performance Universe") selected by Lipper over the one-, three-, five-, ten-year and since inception periods ended April 30, 2013 and (b) annualized performance information for each year in the ten-year period ended April 30, 2013. The board was provided with a description of the methodology Lipper used to determine the similarity of the Portfolio with the funds included in its Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the Portfolio's performance.

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Board approval of investment management and administration agreement (unaudited)

The comparative Lipper information showed that the Portfolio's performance was in the second quintile for the one-, three- and ten-year periods and since inception and in the third quintile for the five-year period. (The first quintile represents that 20% of the funds in the Performance Universe with the best relative performance, and the fifth quintile represents that 20% of the funds in the Performance Universe with the worst relative performance.) Based on its review of the Portfolio, the board concluded that the Portfolio's investment performance was acceptable.

Advisor profitability—The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Portfolio. The board also received profitability information with respect to the UBS New York fund complex as a whole. UBS Global AM's profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Portfolio.

Economies of scale—The board received and considered information from management regarding whether UBS Global AM realized economies of scale as the Portfolio's assets grew, whether the Portfolio has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Portfolio. The board considered whether economies of scale in the provision of services to the Portfolio were being passed along to the shareholders. The board noted that the Portfolio's Contractual Management Fee did not contain breakpoints. However, the board also noted that to the extent the Portfolio's assets increase over time, it will realize economies of scale as certain expenses, such as fees for trustees, auditor and legal fees and printing and postage, become a smaller percentage of overall assets.

In light of UBS Global AM's profitability data, the Actual Management Fee and the Contractual Management Fee, the board believed that UBS Global AM's sharing of potential and current economies of scale with the Portfolio was acceptable.

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Board approval of investment management and administration agreement (unaudited)

Other benefits to UBS Global AM—The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Portfolio, including the opportunity to offer additional products and services to Portfolio shareholders. In light of the costs of providing investment management, administrative and other services to the Portfolio and UBS Global AM's ongoing commitment to the Portfolio, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board approved the Investment Management and Administration Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Investment Management and Administration Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Management and Administration Agreement in private sessions with their independent legal counsel at which no representatives of UBS Global AM were present.

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Supplemental information (unaudited)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees which oversees the Portfolios' operations. Each Trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee's or officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by the trustee.

The Trust's Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

Interested Trustees

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Meyer Feldberg[2]; 71 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Trustee	Since 2001

Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since 2007). Prior to 2004, he was Dean and Professor of Management and Ethics of the Graduate School of Business at Columbia University (since 1989).

Professor Feldberg is a director or trustee of 23 investment companies (consisting of 55 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Professor Feldberg is also a director of Macy's, Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper) and the New York City Ballet.

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Supplemental information (unaudited)

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Supplemental information (unaudited)

Interested Trustees (concluded)

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Barry M. Mandinach*[3]; 57	Trustee	Since 2010

Mr. Mandinach is a managing director of UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, "UBS Global AM—Americas region"). He has been with UBS Global AM—Americas region or its predecessors since 2001. He is the Head of Institutional & Wholesale Business (US) (since 2009) as well as Chief Marketing Officer (US) (since 2006).

				Mr. Mandinach is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM serves as investment advisor or manager.	None

Independent Trustees

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Richard Q. Armstrong; 78 c/o Keith Weller Assistant Fund Secretary UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY, 10019	Trustee and Chairman of the Board of Trustees	Since 2001 (Trustee) Since 2004 (Chairman of the Board of Trustees)

Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since 1991 and principal occupation since 1995). Mr. Armstrong was president or chairman of a number of packaged goods companies (responsible for such brands as Canada Dry, Dr. Pepper, Adirondack Beverages and Moët Hennessy) (from 1982 until 1995).

				Mr. Armstrong is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM serves as investment advisor or manager.	None

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Supplemental information (unaudited)

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Supplemental information (unaudited)

Independent Trustees (continued)

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Alan S. Bernikow; 72 207 Benedict Ave. Staten Island, NY 10314	Trustee	Since 2005

Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from 2003 to 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.

Mr. Bernikow is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of its compensation committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee); and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee). He is also a director of Premier American Bank, N.A.

Richard R. Burt; 66 McLarty Associates 900 17th Street, 8th Floor Washington, D.C. 20006	Trustee	Since 2001

Mr. Burt is a managing director to McLarty Associates (a consulting firm) with which he has been employed since 2007. He was chairman of IEP Advisors (international investments and consulting firm) until 2009. Prior to 2007, he was chairman of Diligence Inc. (information and risk management firm).

				Mr. Burt is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM serves as investment advisor or manager.	Mr. Burt is also a director of Central Europe & Russia Fund, Inc., European Equity Fund, Inc. and The New Germany Fund, Inc.

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Supplemental information (unaudited)

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Supplemental information (unaudited)

Independent Trustees (concluded)

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Bernard H. Garil; 73 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005

Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

Mr. Garil is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mr. Garil is also a director of OFI Global Trust Company (commercial trust company), the Leukemia and Lymphoma Society (voluntary health agency) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Heather R. Higgins; 54 255 E. 49th St., Suite 23D New York, NY 10017	Trustee	Since 2005

Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or had served) on the boards of several non-profit charitable groups, including the Independent Women's Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since 2009).

				Ms. Higgins is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM serves as investment advisor or manager.	None

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Supplemental information (unaudited)

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Supplemental information (unaudited)

Officers

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph Allessie*; 48	Vice President and Assistant Secretary	Since 2005

Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) UBS Global AM—Americas region. Mr. Allessie is a vice president and assistant secretary of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Rose Ann Bubloski*; 45	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was vice president at Cohen & Steers Capital Management, Inc. (investment manager) (from 2007 to 2008). She is vice president and assistant treasurer of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

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Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark E. Carver*; 50	President	Since 2010

Mr. Carver is a managing director and Head of Product Development and Management-Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

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Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Thomas Disbrow*; 47	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)

Mr. Disbrow is a managing director (since 2011) (prior to which he was an executive director) (since 2007) and head of North America Fund Treasury (since 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Michael J. Flook*; 48	Vice President and Assistant Treasurer	Since 2006

Mr. Flook is a director (since 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. Mr. Flook is a vice president and assistant treasurer of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

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Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Christopher S. Ha*; 33	Vice President and Assistant Secretary	Since 2012

Mr. Ha is a director and associate general counsel (since September 2012) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, Mr. Ha was of counsel at Buhler, Duggal & Henry LLP (law firm) (from March 2012 to July 2012) and an associate attorney at Dechert LLP (law firm) (from 2007 to 2009). Mr. Ha is a vice president and assistant secretary of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mark F. Kemper**; 55	Vice President and Secretary	Since 2004

Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM—Americas region (since 2004), secretary of UBS Global Asset Management Trust Company (since 1993) and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is vice president and secretary of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

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Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joanne M. Kilkeary*; 45	Vice President and Assistant Treasurer	Since 1999

Ms. Kilkeary is an executive director (since March 2013) (prior to which she was a director) (since 2008) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Tammie Lee*; 42	Vice President and Assistant Secretary	Since 2005

Ms. Lee is an executive director (since 2010) (prior to which she was a director) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

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Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph McGill*; 51	Vice President and Chief Compliance Officer	Since 2004

Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Mr. McGill is a vice president and chief compliance officer of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Nancy D. Osborn*; 47	Vice President and Assistant Treasurer	Since 2007

Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

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Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Robert Sabatino**; 40	Vice President	Since 2001

Mr. Sabatino is a managing director (since 2010) (prior to which he was an executive director) (since 2007), head of US taxable money markets (since 2009), and portfolio manager of UBS Global AM—Americas region in the short duration fixed income group (since 2001). Mr. Sabatino is a vice president of six investment companies (consisting of 37 portfolios) for which UBS Global AM serves as investment advisor or manager.

Eric Sanders*; 47	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

52

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Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Andrew Shoup*; 57	Vice President and Chief Operating Officer	Since 2006

Mr. Shoup is a managing director and global head of the treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Mr. Shoup is a vice president and chief operating officer of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Keith A. Weller*; 52	Vice President and Assistant Secretary	Since 2000

Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

53

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Supplemental information (unaudited)

Officers (concluded)

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mandy Yu*; 29	Vice President	Since February 2013

Ms. Yu is an authorized officer (since 2012) and tax compliance manager (since March 2013) of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a Fund Treasury Manager (from 2012 to March 2013) and a Mutual Fund Administrator (from 2007 to 2012) for UBS Global AM—Americas region. Ms. Yu is a vice president of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

1  Each trustee holds office for an indefinite term. Officers are appointed by the trustees and serve at the pleasure of the Board.

2  Professor Feldberg is deemed an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because he is a senior advisor to Morgan Stanley, a financial services firm with which the Trust may conduct transactions.

3  Mr. Mandinach is deemed an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because of his employment by UBS Global AM—Americas region.

*  This person's business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

**  This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

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Trustees

Richard Q. Armstrong Chairman Alan S. Bernikow Richard R. Burt	Meyer Feldberg Bernard H. Garil Heather R. Higgins Barry M. Mandinach

Principal Officers

Mark E. Carver President	Thomas Disbrow Vice President and Treasurer
Mark F. Kemper Vice President and Secretary	Robert Sabatino Vice President

Investment Manager and
Administrator

UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter

UBS Global Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

This report is not to be used in connection with the offering of shares of the Portfolio unless accompanied or preceded by an effective prospectus.

© UBS 2013. All rights reserved.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

S026

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.  (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3.  Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR:  Alan S. Bernikow.  Mr. Bernikow is independent as defined in item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)         Audit Fees:

For the fiscal years ended July 31, 2013 and July 31, 2012, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $954,750 and $927,150, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)         Audit-Related Fees:

In each of the fiscal years ended July 31, 2013 and July 31, 2012, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $65,806 and $75,156, respectively.

Fees included in the audit-related fees category are those associated with (1) the reading and providing of comments on the 2013 and 2012 semiannual financial statements and (2) review of the consolidated 2012 and 2011 reports on the profitability of the UBS Funds to UBS Global Asset Management (Americas) Inc. and its affiliates to assist the board members in their annual advisory/administration contract and service/distribution plan reviews.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)          Tax Fees:

In each of the fiscal years ended July 31, 2013 and July 31, 2012, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $435,890 and $296,050, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits.  This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)         All Other Fees:

In each of the fiscal years ended July 31, 2013 and July 31, 2012, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)          (1)  Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004 — with revisions through July 2008)” (the “charter”).  The charter contains the audit committee’s pre-approval policies and procedures.  Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit] Committee shall:

…

2.              Pre-approve (a) all audit and permissible non-audit services(1) to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [Asset Management (Americas) Inc. (“UBS Global AM”)] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund.  In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s).  From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

(1) The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors.  Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e) (2)                Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2013 and July 31, 2012 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2013 and July 31, 2012 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2013 and July 31, 2012 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2013 and July 31, 2012 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2013 and July 31, 2012 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2013 and July 31, 2012 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)           According to E&Y, for the fiscal year ended July 31, 2013, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)          For the fiscal years ended July 31, 2013 and July 31, 2012, the aggregate fees billed by E&Y of $674,821 and $702,253, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2013	2012
Covered Services	$501,696	$371,206
Non-Covered Services	173,125	331,047

(h)         The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Investments.

(a)         Included as part of the report to shareholders filed under Item 1 of this form.

(b)         Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.  In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Mark Kemper, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)               (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)             (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)             (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(b)               Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

(c)                Disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934, as amended, is attached hereto as Exhibit EX-99.IRANNOTICE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PACE Select Advisors Trust

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	October 9, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	October 9, 2013

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	October 9, 2013